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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 12/31/14

Item 1	—	Reports to Shareholders

semiannual report
December 31, 2014

INTECH Emerging Markets Managed Volatility Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH Emerging Markets Managed Volatility Fund

INTECH Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

INTECH Emerging Markets Managed Volatility Fund began investment operations on December 17, 2014. The information provided for INTECH Emerging Markets Managed Volatility Fund reflects investment activity for the period December 17, 2014 to December 31, 2014.

Janus Investment Fund | 1

INTECH Emerging Markets Managed Volatility Fund (unaudited)

INTECH Emerging Markets Managed Volatility Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

iShares MSCI Taiwan Capital Markets	20.0%
iShares India 50 Capital Markets	8.0%
Public Bank Bhd Commercial Banks	2.7%
DiGi.Com Bhd Wireless Telecommunication Services	1.7%
KT&G Corp. Tobacco	1.4%

33.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Emerging markets comprised 95.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

2 | DECEMBER 31, 2014

(unaudited)

Performance

Cumulative Total Return – for the period ended December 31, 2014		Expense Ratios – per the December 17, 2014 prospectuses (estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

INTECH Emerging Markets Managed Volatility Fund – Class A Shares

NAV	1.80%	2.03%	1.41%

MOP	–4.05%

INTECH Emerging Markets Managed Volatility Fund – Class C Shares

NAV	1.80%	2.84%	2.22%

CDSC	0.80%

INTECH Emerging Markets Managed Volatility Fund – Class D Shares(1)	1.80%	1.84%	1.21%

INTECH Emerging Markets Managed Volatility Fund – Class I Shares	1.80%	1.73%	1.11%

INTECH Emerging Markets Managed Volatility Fund – Class S Shares	1.80%	2.19%	1.58%

INTECH Emerging Markets Managed Volatility Fund – Class T Shares	1.80%	1.94%	1.33%

MSCI Emerging Markets IndexSM	4.35%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 3

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 17, 2014
(1)	Closed to new investors.

4 | DECEMBER 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(12/17/14)	(12/31/14)	(12/17/14 - 12/31/14)*	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,018.00	$0.62	$1,000.00	$1,017.69	$7.58	1.49%

Class C Shares	$1,000.00	$1,018.00	$0.95	$1,000.00	$1,013.66	$11.62	2.29%

Class D Shares	$1,000.00	$1,018.00	$0.61	$1,000.00	$1,017.80	$7.48	1.47%

Class I Shares	$1,000.00	$1,018.00	$0.51	$1,000.00	$1,019.06	$6.21	1.22%

Class S Shares	$1,000.00	$1,018.00	$0.73	$1,000.00	$1,016.33	$8.94	1.76%

Class T Shares	$1,000.00	$1,018.00	$0.62	$1,000.00	$1,017.69	$7.58	1.49%

*	Actual Expenses Paid During Period reflect only the inception period for the Fund (December 17, 2014 to December 31, 2014) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 15/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 5

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Common Stocks – 66.3%
Aerospace & Defense – 0.5%
4,000	AviChina Industry & Technology Co., Ltd. – Class H	$2,451
77	Korea Aerospace Industries, Ltd.	2,765

		5,216
Air Freight & Logistics – 0.7%
27	Hyundai Glovis Co., Ltd.	7,128
1,000	Sinotrans, Ltd. – Class H	660

		7,788
Auto Components – 0.6%
60	Halla Climate Control Corp.	2,626
21	Hyundai Wia Corp.	3,344

		5,970
Automobiles – 0.9%
5,000	Geely Automobile Holdings, Ltd.	1,578
145	Kia Motors Corp.	6,852
300	UMW Holdings Bhd	942

		9,372
Beverages – 0.5%
900	Arca Continental SAB de CV	5,695
Building Products – 0.4%
8	KCC Corp.	3,772
Capital Markets – 0.8%
517	Brait SE	3,505
241	Daewoo Securities Co., Ltd.	2,121
69	Korea Investment Holdings Co., Ltd.	3,032

		8,658
Chemicals – 0.3%
5	Hyosung Corp.	308
400	Mexichem SAB de CV	1,215
1,200	Petronas Chemicals Group Bhd	1,868

		3,391
Commercial Banks – 10.5%
184	Abu Dhabi Commercial Bank PJSC	345
3,000	Agricultural Bank of China, Ltd. – Class H	1,507
1,900	Alliance Financial Group Bhd	2,556
800	AMMB Holdings Bhd	1,508
100	Bangkok Bank PCL	593
600	Bank Central Asia Tbk PT	632
2,000	Bank of China, Ltd. – Class H	1,120
3,000	Bank of Communications Co., Ltd – Class H	2,778
1,390	Bank of the Philippine Islands	2,909
1	Bank Zachodni WBK SA	106
2,840	BDO Unibank, Inc.	6,948
331	BS Financial Group, Inc.	4,357
2,000	China CITIC Bank Corp., Ltd. – Class H	1,598
2,000	China Construction Bank Corp. – Class H	1,628
2,000	China Everbright Bank Co., Ltd. – Class H	1,086
500	China Merchants Bank Co., Ltd. – Class H	1,248
3,000	China Minsheng Banking Corp., Ltd. – Class H	3,913
1,000	Chongqing Rural Commercial Bank Co., Ltd. – Class H	621
64	DGB Financial Group, Inc.	659
239	First Gulf Bank PJSC	1,093
2,600	Grupo Financiero Inbursa SAB de CV	6,712
700	Grupo Financiero Santander Mexico SAB de CV	1,463
1,700	Hong Leong Bank Bhd	6,807
2,000	Industrial & Commercial Bank of China, Ltd. – Class H	1,453
304	Industrial Bank of Korea	3,872
700	Kasikornbank PCL	4,865
4	KB Financial Group, Inc.	131
23	Komercni Banka A/S	4,741
7,900	Krung Thai Bank PCL	5,414
1,300	Malayan Banking Bhd	3,401
92	National Bank of Abu Dhabi PJSC	348
47	Powszechna Kasa Oszczednosci Bank Polski SA	473
5,500	Public Bank Bhd	28,779
1,600	RHB Capital Bhd	3,485
100	Siam Commercial Bank PCL	553
40	Woori Bank*	364

		110,066
Commercial Services & Supplies – 0.3%
20	KEPCO Plant Service & Engineering Co., Ltd.	1,444
33	S1 Corp.	2,134

		3,578
Construction & Engineering – 1.3%
1,000	China Communications Construction Co., Ltd. – Class H	1,202
1,000	China Railway Group, Ltd. – Class H	820
900	Dialog Group Bhd	387
800	Gamuda Bhd	1,146
18	Hyundai Development Co.	627
2,300	IJM Corp. Bhd	4,324
400	Promotora y Operadora de Infraestructura SAB de CV*	4,810

		13,316
Construction Materials – 0.5%
84	Cementos Argos SA	359
2,300	Cemex SAB de CV*	2,345
258	Grupo Argos SA	2,213

		4,917
Consumer Finance – 0.6%
100	Compartamos SAB de CV	201
147	Samsung Card Co., Ltd.	5,903

		6,104
Diversified Consumer Services – 0.4%
700	Kroton Educacional SA	4,035
Diversified Financial Services – 0.6%
70	Ayala Corp.	1,080
53	Corp. Financiera Colombiana SA	888
351	FirstRand, Ltd.	1,522
125	Grupo de Inversiones Suramericana SA	2,084
85	RMB Holdings, Ltd.	468

		6,042
Diversified Telecommunication Services – 2.7%
2,000	China Telecom Corp., Ltd. – Class H	1,175
2,233	Orange Polska SA	5,236
16	Rostelecom OJSC (ADR)*	144
5,200	Telekom Malaysia Bhd	10,204
13,800	Telekomunikasi Indonesia Persero Tbk PT	3,169
26,500	True Corp. PCL	8,838

		28,766

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Electric Utilities – 1.8%
265	CEZ A/S	$6,817
112	Energa SA	727
61	Interconexion Electrica SA ESP	221
951	PGE Polska Grupa Energetyczna SA	5,055
1,275	Tauron Polska Energia SA	1,811
1,100	Tenaga Nasional Bhd	4,337

		18,968
Electrical Equipment – 0.3%
6,000	Shanghai Electric Group Co., Ltd. – Class H	3,180
Electronic Equipment, Instruments & Components – 0.3%
49	LG Display Co., Ltd.	1,484
22	LG Innotek Co., Ltd.	2,225

		3,709
Food & Staples Retailing – 2.2%
9,800	CP ALL PCL	12,608
300	Raia Drogasil SA	2,851
6,500	Sun Art Retail Group, Ltd.	6,447
800	Wal-Mart de Mexico SAB de CV	1,720

		23,626
Food Products – 2.7%
4,800	Charoen Pokphand Foods PCL	3,975
3	CJ CheilJedang Corp.	837
700	Gruma SAB de CV	7,466
800	Grupo Bimbo SAB de CV – Series A	2,207
1,600	Indofood Sukses Makmur Tbk PT	873
700	IOI Corp. Bhd	960
100	JBS SA	421
2	Orion Corp.	1,840
600	Thai Union Frozen Products PCL*	1,650
118	Tiger Brands, Ltd.	3,740
930	Universal Robina Corp.	4,051

		28,020
Gas Utilities – 0.2%
4,700	Perusahaan Gas Negara Persero Tbk PT	2,265
Health Care Providers & Services – 2.8%
14,700	Bangkok Dusit Medical Services PCL	7,653
400	Bumrungrad Hospital PCL	1,713
4,000	IHH Healthcare Bhd	5,507
183	Mediclinic International, Ltd.	1,583
617	Netcare, Ltd.	2,018
2,200	Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	4,946
1,600	Sinopharm Group Co., Ltd. – Class H	5,632

		29,052
Hotels, Restaurants & Leisure – 1.6%
900	Genting Malaysia Bhd	1,046
89	Hotel Shilla Co., Ltd.	7,361
124	Kangwon Land, Inc.	3,408
3,400	Minor International PCL	3,354
73	OPAP SA	780
296	Tsogo Sun Holdings, Ltd.	743

		16,692
Household Durables – 1.3%
109	Coway Co., Ltd.	8,294
1,054	Steinhoff International Holdings, Ltd.	5,398

		13,692
Household Products – 0.1%
1	LG Household & Health Care, Ltd.	567
300	Unilever Indonesia Tbk PT	783

		1,350
Independent Power and Renewable Electricity Producers – 0.9%
1,000	Aboitiz Power Corp.	954
2,000	Datang International Power Generation Co., Ltd. – Class H	1,071
7,100	Energy Development Corp.	1,294
300	Glow Energy PCL	813
4,000	Huaneng Power International, Inc. – Class H	5,401

		9,533
Industrial Conglomerates – 3.1%
700	Alfa SAB de CV – Class A	1,563
2,000	CITIC, Ltd.	3,395
27	CJ Corp.	3,825
6,100	DMCI Holdings, Inc.	2,136
300	Grupo Carso SAB de CV – Series A1	1,476
810	JG Summit Holdings, Inc.	1,189
67	LG Corp.	3,714
3,800	Sime Darby Bhd	9,975
21	SK Holdings Co., Ltd.	3,113
110	SM Investments Corp.	1,994

		32,380
Information Technology Services – 1.0%
100	Cielo SA	1,568
44	SK C&C Co., Ltd.	8,501

		10,069
Insurance – 2.7%
200	China Taiping Insurance Holdings Co., Ltd.*	568
50	Dongbu Insurance Co., Ltd.	2,498
165	Hanwha Life Insurance Co., Ltd.	1,246
141	Hyundai Marine & Fire Insurance Co., Ltd.	3,330
390	MMI Holdings, Ltd.	1,012
300	New China Life Insurance Co., Ltd. – Class H	1,499
12	Powszechny Zaklad Ubezpieczen SA	1,642
311	Rand Merchant Insurance Holdings, Ltd.	1,096
46	Samsung Fire & Marine Insurance Co., Ltd.	11,786
31	Samsung Life Insurance Co., Ltd.	3,275

		27,952
Internet & Catalog Retail – 0.2%
200	B2W Cia Digital	1,677
Machinery – 0.2%
1,000	Haitian International Holdings, Ltd.	2,097
Marine – 0.3%
1,700	MISC Bhd	3,510
Media – 0.4%
28	Cheil Worldwide, Inc.	437
456	Cyfrowy Polsat SA	3,016
1	Naspers, Ltd. – Class N	129
2,100	Surya Citra Media Tbk PT	594

		4,176
Metals & Mining – 1.4%
200	Cia de Minas Buenaventura SAA (ADR)	1,912
705	Gold Fields, Ltd.	3,194
300	Grupo Mexico SAB de CV – Series B	871

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Metals & Mining – (continued)
8	Korea Zinc Co., Ltd.	$2,930
269	Severstal PAO (GDR)*	2,445
12,000	Zijin Mining Group Co., Ltd. – Class H	3,406

		14,758
Multi-Utilities – 0.1%
1,900	YTL Corp. Bhd	862
Multiline Retail – 0.3%
200	El Puerto de Liverpool SAB de CV	2,004
300	Matahari Department Store Tbk PT	364
97	Woolworths Holdings, Ltd.	642

		3,010
Oil, Gas & Consumable Fuels – 1.2%
3,100	Adaro Energy Tbk PT	260
3,000	China Coal Energy Co., Ltd. – Class H	1,870
30	MOL Hungarian Oil and Gas PLC	1,325
31	Polski Koncern Naftowy Orlen SA	426
1,200	PTT Exploration & Production PCL	4,072
300	PTT PCL	2,942
12	Sasol, Ltd.	449
200	Surgutneftegas OAO (ADR)	1,032

		12,376
Paper & Forest Products – 0%
40	Sappi, Ltd.*	146
Personal Products – 1.8%
4	Amorepacific Corp.	8,037
11	AMOREPACIFIC Group	9,929
100	Hypermarcas SA	626

		18,592
Pharmaceuticals – 2.5%
37	Aspen Pharmacare Holdings, Ltd.	1,289
1,000	China Medical System Holdings, Ltd.	1,642
8,800	Kalbe Farma Tbk PT	1,301
172	Richter Gedeon Nyrt	2,311
18,000	Sihuan Pharmaceutical Holdings Group, Ltd.	11,975
4,000	Sino Biopharmaceutical	3,619
24	Yuhan Corp.	3,703

		25,840
Real Estate Investment Trusts (REITs) – 0.6%
2,000	Fibra Uno Administracion SA de CV	5,896
58	Growthpoint Properties, Ltd.	137

		6,033
Real Estate Management & Development – 0.2%
1,800	Ayala Land, Inc.	1,349
100	Central Pattana PCL	137
100	China Vanke Co., Ltd. – Class H*	222
2,600	SM Prime Holdings, Inc.	986

		2,694
Road & Rail – 0.7%
19,500	BTS Group Holdings PCL	5,686
8	CJ Korea Express Co., Ltd.*	1,417

		7,103
Semiconductor & Semiconductor Equipment – 1.6%
24,000	Hanergy Thin Film Power Group, Ltd.	8,680
6,000	Semiconductor Manufacturing International Corp.*	548
181	SK Hynix, Inc.*	7,795

		17,023
Specialty Retail – 1.0%
1,000	Belle International Holdings, Ltd.	1,120
96	Foschini Group, Ltd.	1,101
12,000	GOME Electrical Appliances Holding, Ltd.	1,753
336	Mr Price Group, Ltd.	6,793

		10,767
Technology Hardware, Storage & Peripherals – 0.5%
4,000	Lenovo Group, Ltd.	5,215
Textiles, Apparel & Luxury Goods – 1.0%
4,000	Anta Sports Products, Ltd.	7,071
1,000	Shenzhou International Group Holdings, Ltd.	3,298

		10,369
Tobacco – 2.0%
200	British American Tobacco Malaysia Bhd	3,708
400	Gudang Garam Tbk PT	1,962
218	KT&G Corp.	15,119

		20,789
Trading Companies & Distributors – 0.2%
10	Daewoo International Corp.	284
35	Samsung C&T Corp.	1,941

		2,225
Transportation Infrastructure – 1.7%
600	Airports of Thailand PCL	5,135
1,300	Grupo Aeroportuario del Pacifico SAB de CV	8,172
200	Malaysia Airports Holdings Bhd	388
4,000	Zhejiang Expressway Co., Ltd. – Class H	4,649

		18,344
Wireless Telecommunication Services – 5.8%
700	Advanced Info Service PCL	5,332
900	America Movil SAB de CV – Series L	1,001
7,200	Axiata Group Bhd	14,507
500	China Mobile, Ltd.	5,874
10,200	DiGi.Com Bhd	17,947
7,400	Maxis Bhd	14,452
15	Philippine Long Distance Telephone Co.	968
400	Tower Bersama Infrastructure Tbk PT	314

		60,395

Total Common Stocks (cost $686,136)		695,175

Preferred Stocks – 1.6%
Automobiles – 0.7%
43	Hyundai Motor Co. (2nd Preference)	5,208
21	Hyundai Motor Co. (Preference)	2,394

		7,602
Chemicals – 0.1%
8	LG Chem, Ltd.	1,016
Commercial Banks – 0.5%
348	Banco Davivienda SA	4,058
58	Bancolombia SA	697
1,342	Grupo Aval Acciones y Valores	723

		5,478

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Diversified Financial Services – 0.1%
53	Grupo de Inversiones Suramericana SA	$873
Independent Power and Renewable Electricity Producers – 0.2%
200	Cia Energetica de Sao Paulo – Class B	2,017

Total Preferred Stocks (cost $16,417)		16,986

Investment Companies – 28.0%
Exchange-Traded Funds (ETFs) – 28.0%
2,800	iShares India 50	83,720
13,900	iShares MSCI Taiwan	210,029

Total Investment Companies (cost $286,961)		293,749

Total Investments (total cost $989,514) – 95.9%		1,005,910

Cash, Receivables and Other Assets, net of Liabilities – 4.1%		42,810

Net Assets – 100%		$1,048,720

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Taiwan	$210,029	20.9%
South Korea	178,953	17.8
Malaysia	142,606	14.2
China	120,016	11.9
India	83,720	8.3
Thailand	75,333	7.5
Mexico	47,351	4.7
South Africa	34,965	3.5
Philippines	25,858	2.6
Poland	18,492	1.8
Brazil	13,195	1.3
Indonesia	12,517	1.2
Colombia	12,116	1.2
Czech Republic	11,558	1.1
United States	7,466	0.7
Hungary	3,636	0.4
Russia	3,621	0.4
Peru	1,912	0.2
United Arab Emirates	1,786	0.2
Greece	780	0.1

Total	$1,005,910	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LLC	Limited Liability Company

OJSC	Open Joint Stock Company

PCL	Public Company Limited

PJSC	Private Joint Stock Company

PLC	Public Limited Company

*	Non-income producing security.

10 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH Emerging Markets Managed Volatility Fund
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$–	$5,216	$–
Air Freight & Logistics	–	7,788	–
Auto Components	–	5,970	–
Automobiles	–	9,372	–
Building Products	–	3,772	–
Capital Markets	–	8,658	–
Chemicals	1,215	2,176	–
Commercial Banks	8,539	101,527	–
Commercial Services & Supplies	–	3,578	–
Construction & Engineering	4,810	8,506	–
Construction Materials	2,345	2,572	–
Consumer Finance	201	5,903	–
Diversified Consumer Services	–	4,035	–
Diversified Financial Services	–	6,042	–
Diversified Telecommunication Services	–	28,766	–
Electric Utilities	–	18,968	–
Electrical Equipment	–	3,180	–
Electronic Equipment, Instruments & Components	–	3,709	–
Food & Staples Retailing	1,720	21,906	–
Food Products	9,673	18,347	–
Gas Utilities	–	2,265	–
Health Care Providers & Services	–	29,052	–
Hotels, Restaurants & Leisure	–	16,692	–
Household Durables	–	13,692	–
Household Products	–	1,350	–
Independent Power and Renewable Electricity Producers	–	9,533	–
Industrial Conglomerates	3,039	29,341	–
Information Technology Services	–	10,069	–
Insurance	–	27,952	–
Internet & Catalog Retail	–	1,677	–
Machinery	–	2,097	–
Marine	–	3,510	–
Media	–	4,176	–
Metals & Mining	2,783	11,975	–
Multi-Utilities	–	862	–
Multiline Retail	2,004	1,006	–
Oil, Gas & Consumable Fuels	1,032	11,344	–
Paper & Forest Products	–	146	–
Personal Products	–	18,592	–
Pharmaceuticals	–	25,840	–
Real Estate Investment Trusts (REITs)	5,896	137	–
Real Estate Management & Development	–	2,694	–
Road & Rail	–	7,103	–
Semiconductor & Semiconductor Equipment	–	17,023	–
Specialty Retail	–	10,767	–
Technology Hardware, Storage & Peripherals	–	5,215	–
Textiles, Apparel & Luxury Goods	–	10,369	–
Tobacco	–	20,789	–
Trading Companies & Distributors	–	2,225	–
Transportation Infrastructure	8,172	10,172	–
Wireless Telecommunication Services	1,001	59,394	–
All Other	5,695	–	–

Preferred Stocks	–	16,986	–

Investment Companies	293,749	–	–

Total Assets	$351,874	$654,036	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	INTECH Emerging Markets Managed Volatility Fund

Assets:
Investments at cost	$989,514
Investments at value	$1,005,910
Non-interested Trustees’ deferred compensation	21
Receivables:
Fund shares sold	5,000
Dividends	1,930
Due from adviser	116,576
Other assets	54,644
Total Assets	1,184,081
Liabilities:
Due to custodian	61,903
Foreign cash due to custodian	54,644
Payables:
Investments purchased	12,367
Advisory fees	425
Fund administration fees	4
Transfer agent fees and expenses	49
12b-1 Distribution and shareholder servicing fees	45
Non-interested Trustees’ fees and expenses	40
Non-interested Trustees’ deferred compensation fees	21
Accrued expenses and other payables	5,863
Total Liabilities	135,361
Net Assets	$1,048,720

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | DECEMBER 31, 2014

As of December 31, 2014 (unaudited)	INTECH Emerging Markets Managed Volatility Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,030,396
Undistributed net investment income/(loss)*	1,431
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	583
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	16,310
Total Net Assets	$1,048,720
Net Assets - Class A Shares	$152,747
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,000
Net Asset Value Per Share(1)	$10.18
Maximum Offering Price Per Share(2)	$10.80
Net Assets - Class C Shares	$50,899
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,000
Net Asset Value Per Share(1)	$10.18
Net Assets - Class D Shares	$539,574
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,986
Net Asset Value Per Share	$10.18
Net Assets - Class I Shares	$101,843
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,000
Net Asset Value Per Share	$10.18
Net Assets - Class S Shares	$50,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,000
Net Asset Value Per Share	$10.18
Net Assets - Class T Shares	$152,747
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,000
Net Asset Value Per Share	$10.18

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the period ended December 31, 2014 (unaudited)	INTECH Emerging Markets Managed Volatility Fund(1)

Investment Income:
Dividends	$2,599
Foreign tax withheld	(537)
Total Investment Income	2,062
Expenses:
Advisory fees	425
12b-1 Distribution and shareholder servicing fees:
Class A Shares	17
Class C Shares	22
Class S Shares	6
Transfer agent administrative fees and expenses:
Class D Shares	27
Class S Shares	5
Class T Shares	17
Other transfer agent fees and expenses:
Class A Shares	4
Class C Shares	1
Class D Shares	39
Class I Shares	3
Class S Shares	1
Class T Shares	4
Shareholder reports expense	221
Registration fees	106,996
Custodian fees	2,868
Professional fees	4,071
Non-interested Trustees’ fees and expenses	40
Fund administration fees	4
Other expenses	2,436
Total Expenses	117,207
Less: Excess Expense Reimbursement	(116,576)
Net Expenses	631
Net Investment Income/(Loss)	1,431
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	583
Total Net Realized Gain/(Loss) on Investments	583
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	16,310
Total Change in Unrealized Net Appreciation/Depreciation	16,310
Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,324

(1)	Period from December 17, 2014 (inception date) through December 31, 2014.
See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statement of Changes in Net Assets

INTECH Emerging Markets Managed Volatility Fund
For the period ended December 31 (unaudited)	2014(1)

Operations:
Net investment income/(loss)	$1,431
Net realized gain/(loss) on investments	583
Change in unrealized net appreciation/depreciation	16,310
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,324
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class S Shares	–
Class T Shares	–
Net Realized Gain from Investment Transactions*
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class S Shares	–
Class T Shares	–
Net Decrease from Dividends and Distributions to Shareholders	–
Capital Share Transactions:
Shares Sold
Class A Shares	150,000
Class C Shares	50,000
Class D Shares	530,396
Class I Shares	100,000
Class S Shares	50,000
Class T Shares	150,000
Net Increase/(Decrease) from Capital Share Transactions	1,030,396
Net Increase/(Decrease) in Net Assets	1,048,720
Net Assets:
Beginning of period	–
End of period	$1,048,720

Undistributed Net Investment Income/(Loss)*	$1,431

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from December 17, 2014 (inception date) through December 31, 2014.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.17
Total from Investment Operations	0.18
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.18
Total Return**	1.80%
Net Assets, End of Period (in thousands)	$153
Average Net Assets for the Period (in thousands)	$152
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	275.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.34%
Portfolio Turnover Rate	0%(3)

Class C Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.17
Total from Investment Operations	0.18
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.18
Total Return**	1.80%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$51
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	275.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.29%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.54%
Portfolio Turnover Rate	0%(3)

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 17, 2014 (inception date) through December 31, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Less than 0.50%.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Class D Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.17
Total from Investment Operations	0.18
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.18
Total Return**	1.80%
Net Assets, End of Period (in thousands)	$540
Average Net Assets for the Period (in thousands)	$512
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	284.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.54%
Portfolio Turnover Rate	0%(3)

Class I Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.16
Total from Investment Operations	0.18
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.18
Total Return**	1.80%
Net Assets, End of Period (in thousands)	$102
Average Net Assets for the Period (in thousands)	$101
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	274.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.61%
Portfolio Turnover Rate	0%(3)

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 17, 2014 (inception date) through December 31, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Less than 0.50%.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class S Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.17
Total from Investment Operations	0.18
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.18
Total Return**	1.80%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$51
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	275.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.08%
Portfolio Turnover Rate	0%(3)

Class T Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.17
Total from Investment Operations	0.18
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.18
Total Return**	1.80%
Net Assets, End of Period (in thousands)	$153
Average Net Assets for the Period (in thousands)	$152
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	275.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.34%
Portfolio Turnover Rate	0%(3)

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 17, 2014 (inception date) through December 31, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Less than 0.50%.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The financial statements include information for the period from December 17, 2014 (inception date) through December 31, 2014. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

20 | DECEMBER 31, 2014

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing
Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses,

22 | DECEMBER 31, 2014

including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Fund	of the Fund		Advisory Fee (%)

INTECH Emerging Markets Managed Volatility Fund	First $	2 Billion	0.95
	Next $	1 Billion	0.92
	Over $	3 Billion	0.90

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital shall additionally reimburse or waive acquired fund fees and expenses related to exposure to India local market securities from investments in exchange-traded funds. Janus Capital has agreed to continue the waivers until at least November 1, 2016.

Expense
Fund	Limit (%)

INTECH Emerging Markets Managed Volatility Fund	1.08

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the six-month period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/

24 | DECEMBER 31, 2014

(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the six-month period ended December 31, 2014.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended December 31, 2014.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2014.

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH Emerging Markets Managed Volatility Fund - Class A Shares	100%	15%
INTECH Emerging Markets Managed Volatility Fund - Class C Shares	100	5
INTECH Emerging Markets Managed Volatility Fund - Class D Shares	95	49
INTECH Emerging Markets Managed Volatility Fund - Class I Shares	100	10
INTECH Emerging Markets Managed Volatility Fund - Class S Shares	100	5
INTECH Emerging Markets Managed Volatility Fund - Class T Shares	100	15

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

INTECH Emerging Markets Managed Volatility Fund	$989,514	$25,479	$(9,083)	$16,396

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

INTECH Emerging Markets Managed Volatility Fund
For the period ended December 31 (unaudited)	2014(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	15,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	15,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	15,000
Transactions in Fund Shares – Class C Shares:
Shares sold	5,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	5,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,000
Transactions in Fund Shares – Class D Shares:
Shares sold	52,986
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	52,986
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	52,986
Transactions in Fund Shares – Class I Shares:
Shares sold	10,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	10,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	10,000
Transactions in Fund Shares – Class S Shares:
Shares sold	5,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	5,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,000
Transactions in Fund Shares – Class T Shares:
Shares sold	15,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	15,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	15,000

(1)	Period from December 17, 2014 (inception date) through December 31, 2014.

26 | DECEMBER 31, 2014

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Emerging Markets Managed Volatility Fund	$992,457	$3,033	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital or INTECH Investment Management LLC (“INTECH”), the investment adviser and subadviser, respectively, of INTECH Emerging Markets Managed Volatility Fund (the “New Fund”), met on November 5, 2014 to consider the proposed investment advisory agreement and subadvisory agreement for the New Fund. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital and INTECH in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for the New Fund. Based on their evaluation of information available to them, the Trustees unanimously approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 2016, subject to earlier termination as provided for in each agreement.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital and INTECH, taking into account the investment objective and strategy of the New Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and INTECH that will be providing investment and risk management services to the New Fund. The Trustees also considered other services provided to the New Fund by Janus Capital, and the involvement of INTECH in trade executions and the broker selection process. The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of each of Janus Capital and INTECH in monitoring adherence to the New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital and INTECH were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement. They also concluded that each of Janus Capital and INTECH had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively.

Costs of Services Provided
The Trustees noted the information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital and INTECH to their separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted servicing that is provided by Janus Capital for the New Fund relative to those other clients, including regulatory compliance and administration services, and

28 | DECEMBER 31, 2014

that, in serving the New Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the proposed advisory fee paid by the New Fund and the proposed subadvisory fee payable by Janus Capital to INTECH was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and INTECH charges to other clients, and the expense limitation agreement agreed to by Janus Capital, including additional fees waived related to the New Fund’s investments in an iShares ETF to gain exposure to India.

Economies of Scale
The Trustees considered information about the potential for Janus Capital and INTECH to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the proposed annual advisory fee rate, which included the potential breakpoints as assets increased, provided the opportunity for shareholders to share the benefits of any economies of scale that may be present. The Trustees also noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital, INTECH, and their affiliates from their relationships with the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital, and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund, Janus Capital, and INTECH may potentially benefit from their relationship with each other in other ways. They further concluded that success of the New Fund could attract other business to Janus Capital, INTECH, or other Funds, and that the success of Janus Capital and INTECH could enhance Janus Capital’s and INTECH’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the agreements for the New Fund.

Janus Investment Fund | 29

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

30 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 31

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81526	125-24-93012 02-15

semiannual report
December 31, 2014

INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH Global Income Managed Volatility Fund

INTECH Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, INTECH Global Income Managed Volatility Fund’s Class I Shares returned -7.17%. This compares to the -1.17% return posted by the MSCI World Index, the Fund’s primary benchmark, and a -5.13% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

Effective December 17, 2014, both the name and principal investment strategy of the INTECH Global Dividend Fund changed to reflect a “managed volatility” approach. We believe this change to the Fund’s investment strategy will provide shareholders with a smoother way to participate in the global equity market growth by managing downside exposure, potentially allowing for returns to compound and improve risk-adjusted returns over time.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The previous INTECH Global Dividend Fund strategy focused on seeking an excess return above the benchmark while minimizing tracking error, a strategy designed to manage the relative risk of the portfolio. The new INTECH Global Income Managed Volatility Fund strategy focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The global developed equity markets as measured by the MSCI World Index posted a negative return of -1.17% for the six-month period ended December 31, 2014. The MSCI World High Dividend Yield Index was down by -5.13% over the period. INTECH Global Income Managed Volatility Fund Class I Shares underperformed the MSCI World High Dividend Yield Index over the period and generated a return of -7.17%.

An overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average. INTECH Global Income Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from the overall increase in market diversity over the period. As compared to the MSCI World High Dividend Yield Index, which is the universe from which the Fund selects stocks, the Fund was negatively impacted by security selection, which is a residual of the investment process, during the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overweight allocation to utilities sector contributed to the Fund’s relative performance over the period. However, overweight positions in some poor performing energy stocks detracted from the Fund’s relative performance over the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

We believe that the change to the Fund’s investment objective should provide a smoother path to participate in global equity market growth. Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long

Janus Investment Fund | 1

INTECH Global Income Managed Volatility Fund (unaudited)

term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute volatility. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH Global Income Managed Volatility Fund.

2 | DECEMBER 31, 2014

(unaudited)

INTECH Global Income Managed Volatility Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Kimberly-Clark Corp. Household Products	5.4%
CLP Holdings, Ltd. Electric Utilities	5.2%
Lorillard, Inc. Tobacco	5.2%
PG&E Corp. Multi-Utilities	5.2%
Reynolds American, Inc. Tobacco	4.9%

25.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

*Includes Cash Equivalents and Other (11.6)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 3

INTECH Global Income Managed Volatility Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014				Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Global Income Managed Volatility Fund – A Shares

NAV	–7.32%	–1.16%	11.08%	1.96%	0.83%

MOP	–12.65%	–6.83%	8.94%

INTECH Global Income Managed Volatility Fund – C Shares

NAV	–7.69%	–1.93%	10.24%	2.70%	1.59%

CDSC	–8.57%	–2.85%	10.24%

INTECH Global Income Managed Volatility Fund – D Shares(1)	–7.25%	–0.99%	11.14%	1.78%	0.66%

INTECH Global Income Managed Volatility Fund – I Shares	–7.17%	–0.87%	11.38%	1.67%	0.53%

INTECH Global Income Managed Volatility Fund – S Shares	–7.40%	–0.98%	11.07%	2.13%	1.02%

INTECH Global Income Managed Volatility Fund – T Shares	–7.28%	–1.01%	11.16%	1.83%	0.76%

MSCI World IndexSM	–1.17%	4.94%	16.56%

MSCI World High Dividend Yield Index	–5.13%	2.48%	13.14%

Morningstar Quartile – Class I Shares	–	4th	4th

Morningstar Ranking – based on total returns for World Stock Funds	–	999/1,197	842/938

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 17, 2014, INTECH Global Dividend Fund changed its name to INTECH Global Income Managed Volatility Fund.

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Investment Fund | 5

INTECH Global Income Managed Volatility Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$926.80	$4.03	$1,000.00	$1,021.02	$4.23	0.83%

Class C Shares	$1,000.00	$923.10	$7.85	$1,000.00	$1,017.04	$8.24	1.62%

Class D Shares	$1,000.00	$927.50	$3.21	$1,000.00	$1,021.88	$3.36	0.66%

Class I Shares	$1,000.00	$928.30	$2.62	$1,000.00	$1,022.48	$2.75	0.54%

Class S Shares	$1,000.00	$926.00	$4.90	$1,000.00	$1,020.11	$5.14	1.01%

Class T Shares	$1,000.00	$927.20	$3.69	$1,000.00	$1,021.37	$3.87	0.76%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

INTECH Global Income Managed Volatility Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Common Stocks – 97.9%
Aerospace & Defense – 1.9%
349	BAE Systems PLC	$2,547
355	Cobham PLC	1,780
1,700	Lockheed Martin Corp.	327,369

		331,696
Capital Markets – 0.3%
1,800	CI Financial Corp.	50,040
276	ICAP PLC	1,925

		51,965
Chemicals – 0.3%
7,892	Israel Chemicals, Ltd.	57,017
24	Koninklijke DSM NV	1,459

		58,476
Commercial Banks – 2.8%
8,200	Bank of East Asia, Ltd.	32,893
800	Bank of Montreal	56,603
18,000	BOC Hong Kong Holdings, Ltd.	59,936
900	Canadian Imperial Bank of Commerce	77,362
1,000	DBS Group Holdings, Ltd.	15,447
10,700	Hang Seng Bank, Ltd.	177,933
1,500	Toronto-Dominion Bank#	71,687

		491,861
Commercial Services & Supplies – 0.1%
5,724	G4S PLC	24,631
Communications Equipment – 0.1%
500	Cisco Systems, Inc.	13,907
Containers & Packaging – 0.5%
7,239	Amcor, Ltd.	79,642
Diversified Consumer Services – 1.3%
6,500	H&R Block, Inc.	218,920
Diversified Financial Services – 0.1%
29	Deutsche Boerse AG	2,078
2,000	Singapore Exchange, Ltd.	11,762

		13,840
Diversified Telecommunication Services – 5.7%
1,000	AT&T, Inc.	33,590
1,277	BCE, Inc.	58,578
4,065	Belgacom SA	147,176
1,906	Elisa Oyj	51,869
8,700	Nippon Telegraph & Telephone Corp.	447,759
165,000	PCCW, Ltd.	112,416
5,000	Singapore Telecommunications, Ltd.	14,681
111	Swisscom AG	58,304
3,815	TDC A/S	29,078
9,025	Telstra Corp., Ltd.	43,817

		997,268
Electric Utilities – 21.1%
40,000	Cheung Kong Infrastructure Holdings, Ltd.	294,816
105,500	CLP Holdings, Ltd.	913,546
9,104	Contact Energy, Ltd.	45,293
866	Duke Energy Corp.	72,346
1,500	Entergy Corp.	131,220
58	Fortum Oyj	1,253
600	NextEra Energy, Inc.	63,774
762	Northeast Utilities	40,782
86,500	Power Assets Holdings, Ltd.	835,733
6,100	PPL Corp.	221,613
724	Red Electrica Corp. SA	63,550
17,500	Southern Co.	859,425
1,739	SSE PLC	43,652
11,266	Terna Rete Elettrica Nazionale SpA	51,030
1,300	Xcel Energy, Inc.	46,696

		3,684,729
Energy Equipment & Services – 0%
42	Technip SA	2,508
Food & Staples Retailing – 2.0%
4,800	Lawson, Inc.	290,297
400	Sysco Corp.	15,876
1,762	Woolworths, Ltd.	43,890

		350,063
Food Products – 2.4%
400	Campbell Soup Co.	17,600
2,500	ConAgra Foods, Inc.	90,700
2,000	General Mills, Inc.	106,660
2,900	Kellogg Co.	189,776
2,192	Tate & Lyle PLC	20,588

		425,324
Gas Utilities – 0.3%
9,230	Snam SpA	45,527
Health Care Equipment & Supplies – 0.1%
254	Cochlear, Ltd.	16,027
Health Care Providers & Services – 1.5%
16,855	Sonic Healthcare, Ltd.	253,059
Hotels, Restaurants & Leisure – 4.6%
4,400	McDonald’s Corp.	412,280
12,000	SJM Holdings, Ltd.	18,979
3,533	TUI AG*	56,765
110,800	Wynn Macau, Ltd.	308,930

		796,954
Household Durables – 0.5%
1,600	Garmin, Ltd.	84,528
Household Products – 7.2%
3,100	Clorox Co.	323,051
8,100	Kimberly-Clark Corp.	935,874

		1,258,925
Industrial Conglomerates – 1.3%
3,000	Keppel Corp., Ltd.	20,023
95,000	NWS Holdings, Ltd.	174,241
8,000	SembCorp Industries, Ltd.	26,835

		221,099
Insurance – 0.9%
2,329	Admiral Group PLC	47,689
25,394	Direct Line Insurance Group PLC	114,521
76	SCOR SE	2,300
11	Tryg A/S	1,230

		165,740
Leisure Products – 0%
100	Hasbro, Inc.	5,499

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH Global Income Managed Volatility Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Machinery – 0.1%
4,000	SembCorp Marine, Ltd.	$9,856
4,000	Yangzijiang Shipbuilding Holdings, Ltd.	3,634

		13,490
Marine – 0.3%
332	Kuehne + Nagel International AG	45,143
Media – 3.4%
2,023	Eutelsat Communications SA	65,390
4,943	SES SA (FDR)	177,290
4,300	Shaw Communications, Inc. – Class B	116,061
16,581	Sky PLC	230,750

		589,491
Multi-Utilities – 13.6%
300	Alliant Energy Corp.	19,926
300	CenterPoint Energy, Inc.	7,029
1,400	CMS Energy Corp.	48,650
12,900	Consolidated Edison, Inc.	851,529
700	DTE Energy Co.	60,459
400	Integrys Energy Group, Inc.	31,140
5,191	National Grid PLC	73,993
17,100	PG&E Corp.	910,404
1,800	Public Service Enterprise Group, Inc.	74,538
1,200	SCANA Corp.	72,480
1,100	Sempra Energy	122,496
2,000	Wisconsin Energy Corp.#	105,480

		2,378,124
Oil, Gas & Consumable Fuels – 0.1%
200	Canadian Oil Sands, Ltd.	1,794
100	Cenovus Energy, Inc.	2,064
200	ConocoPhillips	13,812
100	Husky Energy, Inc.	2,368

		20,038
Pharmaceuticals – 6.9%
3,100	Bristol-Myers Squibb Co.	182,993
16,400	Eisai Co., Ltd.	635,571
700	Eli Lilly & Co.	48,293
591	Indivior PLC*	1,376
100	Johnson & Johnson	10,457
2,000	Merck & Co., Inc.	113,580
380	Novartis AG	34,958
800	Pfizer, Inc.	24,920
3,600	Takeda Pharmaceutical Co., Ltd.	149,409

		1,201,557
Real Estate Management & Development – 3.4%
3,000	Daito Trust Construction Co., Ltd.	339,733
6,000	Sun Hung Kai Properties, Ltd.	90,739
7,500	Swire Pacific, Ltd. – Class A	97,167
963	Swiss Prime Site AG	70,582

		598,221
Road & Rail – 0.3%
30,000	ComfortDelGro Corp., Ltd.	58,748
Semiconductor & Semiconductor Equipment – 0.4%
200	Intel Corp.	7,258
1,900	Maxim Integrated Products, Inc.	60,553

		67,811
Specialty Retail – 0%
330	Kingfisher PLC	1,739
Technology Hardware, Storage & Peripherals – 1.1%
1,400	Canon, Inc.	44,474
2,100	Seagate Technology PLC	139,650

		184,124
Textiles, Apparel & Luxury Goods – 0.5%
600	Coach, Inc.	22,536
413	Hugo Boss AG	50,699
6,000	Li & Fung, Ltd.	5,612
1,500	Yue Yuen Industrial Holdings, Ltd.	5,401

		84,248
Tobacco – 10.4%
800	Altria Group, Inc.	39,416
29	Imperial Tobacco Group PLC	1,270
14,500	Lorillard, Inc.	912,630
13,400	Reynolds American, Inc.	861,218

		1,814,534
Trading Companies & Distributors – 0%
200	Rexel SA	3,571
Transportation Infrastructure – 1.1%
55,715	Auckland International Airport, Ltd.	183,305
Wireless Telecommunication Services – 1.3%
4,800	NTT DOCOMO, Inc.	70,275
1,900	Rogers Communications, Inc. – Class B	73,890
29,000	StarHub, Ltd.	90,836

		235,001

Total Common Stocks (cost $16,600,806)		17,071,333

Rights – 0%
Oil, Gas & Consumable Fuels – 0%
1,043	Repsol SA* (cost $602)	577

Investment Companies – 13.7%
Money Markets – 13.7%
2,388,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $2,388,000)	2,388,000

Investments Purchased with Cash Collateral From Securities Lending – 0.5%
89,585	Janus Cash Collateral Fund LLC, 0.0984%°°,£ (cost $89,585)	89,585

Total Investments (total cost $19,078,993) – 112.1%		19,549,495

Liabilities, net of Cash, Receivables and Other Assets – (12.1)%		(2,111,760)

Net Assets – 100%		$17,437,735

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$11,430,518	58.5%
Hong Kong	3,128,342	16.0
Japan	1,977,518	10.1
United Kingdom	566,461	2.9
Canada	510,447	2.6
Australia	436,435	2.2
Singapore	251,822	1.3
France	251,059	1.3
New Zealand	228,598	1.2
Switzerland	208,987	1.1
Belgium	147,176	0.7
Germany	109,542	0.6
Italy	96,557	0.5
Spain	64,127	0.3
Israel	57,017	0.3
Finland	53,122	0.3
Denmark	30,308	0.1
Netherlands	1,459	0.0

Total	$19,549,495	100.0%

††	Includes Cash Equivalents of 0.5%.
(1)	Formerly named INTECH Global Dividend Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

FDR	Fixed Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of December 31, 2014.

#	Loaned security; a portion of the security is on loan at December 31, 2014.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

INTECH Global Income Managed Volatility Fund
Janus Cash Collateral Fund LLC	422,686	1,552,414	(1,885,515)	89,585	$–	$1,879(1)	$89,585
Janus Cash Liquidity Fund LLC	236,030	9,834,066	(7,682,096)	2,388,000	–	88	2,388,000

Total					$–	$1,967	$2,477,585

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH Global Income Managed Volatility Fund
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$327,369	$4,327	$–
Capital Markets	50,040	1,925	–
Chemicals	–	58,476	–
Commercial Banks	205,652	286,209	–
Commercial Services & Supplies	–	24,631	–
Containers & Packaging	–	79,642	–
Diversified Financial Services	–	13,840	–
Diversified Telecommunication Services	92,168	905,100	–
Electric Utilities	1,481,149	2,203,580	–
Energy Equipment & Services	–	2,508	–
Food & Staples Retailing	15,876	334,187	–
Food Products	404,736	20,588	–
Gas Utilities	–	45,527	–
Health Care Equipment & Supplies	–	16,027	–
Health Care Providers & Services	–	253,059	–
Hotels, Restaurants & Leisure	469,045	327,909	–
Industrial Conglomerates	–	221,099	–
Insurance	–	165,740	–
Machinery	–	13,490	–
Marine	–	45,143	–
Media	116,061	473,430	–
Multi-Utilities	2,304,131	73,993	–
Pharmaceuticals	380,243	821,314	–
Real Estate Management & Development	–	598,221	–
Road & Rail	–	58,748	–
Specialty Retail	–	1,739	–
Technology Hardware, Storage & Peripherals	139,650	44,474	–
Textiles, Apparel & Luxury Goods	22,536	61,712	–
Tobacco	1,813,264	1,270	–
Trading Companies & Distributors	–	3,571	–
Transportation Infrastructure	–	183,305	–
Wireless Telecommunication Services	73,890	161,111	–
All Other	1,669,628	–	–

Rights	577	–	–

Investment Companies	–	2,388,000	–

Investment Purchased with Cash Collateral From Securities Lending	–	89,585	–

Total Assets	$9,566,015	$9,983,480	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	INTECH Global Income Managed Volatility Fund(1)

Assets:
Investments at cost	$19,078,993
Unaffiliated investments at value(2)	$17,071,910
Affiliated investments at value	2,477,585
Cash	1,105
Cash denominated in foreign currency(3)	885
Non-interested Trustees’ deferred compensation	358
Receivables:
Investments sold	1,600,624
Fund shares sold	8,292
Dividends	28,631
Foreign dividend tax reclaim	11,835
Due from adviser	41,110
Other assets	276
Total Assets	21,242,611
Liabilities:
Collateral for securities loaned (Note 2)	89,585
Payables:
Investments purchased	3,642,621
Fund shares repurchased	27,402
Dividends	1,543
Advisory fees	8,591
Fund administration fees	156
Transfer agent fees and expenses	2,170
12b-1 Distribution and shareholder servicing fees	1,843
Non-interested Trustees’ fees and expenses	127
Non-interested Trustees’ deferred compensation fees	358
Accrued expenses and other payables	30,480
Total Liabilities	3,804,876
Net Assets	$17,437,735

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | DECEMBER 31, 2014

As of December 31, 2014 (unaudited)	INTECH Global Income Managed Volatility Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$17,220,321
Undistributed net investment income/(loss)*	199
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(252,912)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	470,127
Total Net Assets	$17,437,735
Net Assets - Class A Shares	$3,323,349
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	291,063
Net Asset Value Per Share(4)	$11.42
Maximum Offering Price Per Share(5)	$12.12
Net Assets - Class C Shares	$1,173,377
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,258
Net Asset Value Per Share(4)	$11.36
Net Assets - Class D Shares	$7,449,813
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	653,943
Net Asset Value Per Share	$11.39
Net Assets - Class I Shares	$2,289,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	200,071
Net Asset Value Per Share	$11.44
Net Assets - Class S Shares	$160,662
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,094
Net Asset Value Per Share	$11.40
Net Assets - Class T Shares	$3,041,307
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	266,566
Net Asset Value Per Share	$11.41

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named INTECH Global Dividend Fund.
(2)	Unaffiliated investments at value includes $87,109 of securities loaned. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $897.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the period ended December 31, 2014 (unaudited)	INTECH Global Income Managed Volatility Fund(1)

Investment Income:
Affiliated securities lending income, net	$1,879
Dividends	317,388
Dividends from affiliates	88
Other income	72
Foreign tax withheld	(13,053)
Total Investment Income	306,374
Expenses:
Advisory fees	53,122
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,990
Class C Shares	5,423
Class S Shares	210
Transfer agent administrative fees and expenses:
Class D Shares	4,892
Class S Shares	210
Class T Shares	3,612
Transfer agent networking and omnibus fees:
Class A Shares	1,549
Class C Shares	444
Class I Shares	285
Other transfer agent fees and expenses:
Class A Shares	356
Class C Shares	149
Class D Shares	1,452
Class I Shares	81
Class T Shares	87
Shareholder reports expense	5,984
Registration fees	70,489
Custodian fees	6,861
Professional fees	22,525
Non-interested Trustees’ fees and expenses	213
Fund administration fees	966
Other expenses	2,534
Total Expenses	187,434
Less: Excess Expense Reimbursement	(114,376)
Net Expenses	73,058
Net Investment Income/(Loss)	233,316
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(228,355)
Total Net Realized Gain/(Loss) on Investments	(228,355)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,475,456)
Total Change in Unrealized Net Appreciation/Depreciation	(1,475,456)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,470,495)

(1)	Formerly named INTECH Global Dividend Fund.
See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	INTECH Global
	Income Managed Volatility Fund(1)
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$233,316	$661,043
Net realized gain/(loss) on investments	(228,355)	526,930
Change in unrealized net appreciation/depreciation	(1,475,456)	1,590,172
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,470,495)	2,778,145
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(102,204)	(172,102)
Class C Shares	(21,652)	(17,926)
Class D Shares	(192,173)	(230,860)
Class I Shares	(54,896)	(69,242)
Class S Shares	(3,706)	(7,122)
Class T Shares	(69,462)	(34,263)
Net Realized Gain from Investment Transactions*
Class A Shares	(87,688)	(259,588)
Class C Shares	(30,899)	(23,953)
Class D Shares	(198,183)	(313,405)
Class I Shares	(59,895)	(99,248)
Class S Shares	(4,215)	(6,926)
Class T Shares	(79,471)	(27,470)
Net Decrease from Dividends and Distributions to Shareholders	(904,444)	(1,262,105)
Capital Share Transactions:
Shares Sold
Class A Shares	286,598	5,027,024
Class C Shares	296,271	695,512
Class D Shares	1,465,331	5,245,879
Class I Shares	574,225	609,343
Class S Shares	–	25,000
Class T Shares	1,431,395	1,820,891
Reinvested Dividends and Distributions
Class A Shares	183,611	431,063
Class C Shares	51,979	41,588
Class D Shares	374,634	541,457
Class I Shares	114,791	168,195
Class S Shares	7,921	14,048
Class T Shares	148,813	60,976
Shares Repurchased
Class A Shares	(2,876,470)	(1,217,666)
Class C Shares	(39,264)	(306,624)
Class D Shares	(2,078,813)	(2,464,694)
Class I Shares	(114,551)	(546,853)
Class S Shares	–	(183,600)
Class T Shares	(369,619)	(414,240)
Net Increase/(Decrease) from Capital Share Transactions	(543,148)	9,547,299
Net Increase/(Decrease) in Net Assets	(2,918,087)	11,063,339
Net Assets:
Beginning of period	20,355,822	9,292,483
End of period	$17,437,735	$20,355,822

Undistributed Net Investment Income/(Loss)*	$199	$210,976

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named INTECH Global Dividend Fund.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	INTECH Global Income Managed Volatility Fund(1)
each year or period ended June 30	2014	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.95	$11.60	$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(3)	0.57(3)	0.35	0.22
Net gain/(loss) on investments (both realized and unrealized)	(1.10)	1.86	1.24	0.35
Total from Investment Operations	(0.94)	2.43	1.59	0.57
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.43)	(0.39)	(0.17)
Distributions (from capital gains)*	(0.31)	(0.65)	–	–
Total Distributions	(0.59)	(1.08)	(0.39)	(0.17)
Net Asset Value, End of Period	$11.42	$12.95	$11.60	$10.40
Total Return**	(7.32)%	21.79%	15.41%	5.70%
Net Assets, End of Period (in thousands)	$3,323	$6,300	$1,625	$931
Average Net Assets for the Period (in thousands)	$4,734	$4,861	$996	$881
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.94%	1.96%	2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.81%	0.76%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.48%	4.62%	3.18%	4.01%
Portfolio Turnover Rate	97%	51%	116%	24%

Class C Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	INTECH Global Income Managed Volatility Fund(1)
each year or period ended June 30	2014	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.89	$11.56	$10.37	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(3)	0.45(3)	0.27	0.19
Net gain/(loss) on investments (both realized and unrealized)	(1.07)	1.87	1.22	0.35
Total from Investment Operations	(0.98)	2.32	1.49	0.54
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.34)	(0.30)	(0.17)
Distributions (from capital gains)*	(0.31)	(0.65)	–	–
Total Distributions	(0.55)	(0.99)	(0.30)	(0.17)
Net Asset Value, End of Period	$11.36	$12.89	$11.56	$10.37
Total Return**	(7.69)%	20.83%	14.50%	5.36%
Net Assets, End of Period (in thousands)	$1,173	$999	$489	$940
Average Net Assets for the Period (in thousands)	$1,069	$613	$793	$900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.85%	2.70%	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.62%	1.57%	1.51%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.50%	3.63%	2.26%	3.37%
Portfolio Turnover Rate	97%	51%	116%	24%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Global Dividend Fund.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Class D Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	INTECH Global Income Managed Volatility Fund(1)
each year or period ended June 30	2014	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.92	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(3)	0.56(3)	0.42	0.21
Net gain/(loss) on investments (both realized and unrealized)	(1.08)	1.88	1.17	0.35
Total from Investment Operations	(0.93)	2.44	1.59	0.56
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.45)	(0.40)	(0.17)
Distributions (from capital gains)*	(0.31)	(0.65)	–	–
Total Distributions and Other	(0.60)	(1.10)	(0.40)	(0.17)
Net Asset Value, End of Period	$11.39	$12.92	$11.58	$10.39
Total Return**	(7.25)%	21.92%	15.49%	5.60%
Net Assets, End of Period (in thousands)	$7,450	$8,689	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$8,046	$6,297	$3,161	$1,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.86%	1.78%	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.66%	0.67%	1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.50%	4.51%	3.91%	4.09%
Portfolio Turnover Rate	97%	51%	116%	24%

Class I Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	INTECH Global Income Managed Volatility Fund(1)
each year or period ended June 30	2014	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.97	$11.62	$10.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(3)	0.56(3)	0.46	0.23
Net gain/(loss) on investments (both realized and unrealized)	(1.08)	1.90	1.15	0.36
Total from Investment Operations	(0.92)	2.46	1.61	0.59
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.46)	(0.41)	(0.17)
Distributions (from capital gains)*	(0.31)	(0.65)	–	–
Total Distributions and Other	(0.61)	(1.11)	(0.41)	(0.17)
Net Asset Value, End of Period	$11.44	$12.97	$11.62	$10.42
Total Return**	(7.17)%	22.09%	15.66%	5.90%
Net Assets, End of Period (in thousands)	$2,289	$1,995	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$2,199	$1,855	$1,927	$1,542
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.76%	1.67%	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.54%	0.52%	0.51%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.58%	4.54%	3.63%	4.64%
Portfolio Turnover Rate	97%	51%	116%	24%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Global Dividend Fund.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	INTECH Global Income Managed Volatility Fund(1)
each year or period ended June 30	2014	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.93	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.46(3)	0.43	0.21
Net gain/(loss) on investments (both realized and unrealized)	(1.08)	1.98	1.15	0.35
Total from Investment Operations	(0.95)	2.44	1.58	0.56
Less Distributions and Other:
Dividends (from net investment income)*	(0.27)	(0.44)	(0.39)	(0.17)
Distributions (from capital gains)*	(0.31)	(0.65)	–	–
Total Distributions and Other	(0.58)	(1.09)	(0.39)	(0.17)
Net Asset Value, End of Period	$11.40	$12.93	$11.58	$10.39
Total Return**	(7.40)%	21.99%	15.40%	5.60%
Net Assets, End of Period (in thousands)	$161	$174	$286	$880
Average Net Assets for the Period (in thousands)	$166	$199	$726	$872
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.20%	2.13%	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	0.77%	0.86%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.14%	3.72%	2.86%	3.77%
Portfolio Turnover Rate	97%	51%	116%	24%

Class T Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	INTECH Global Income Managed Volatility Fund(1)
each year or period ended June 30	2014	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.94	$11.60	$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(3)	0.55(3)	0.46	0.22
Net gain/(loss) on investments (both realized and unrealized)	(1.08)	1.88	1.14	0.35
Total from Investment Operations	(0.93)	2.43	1.60	0.57
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.44)	(0.40)	(0.17)
Distributions (from capital gains)*	(0.31)	(0.65)	–	–
Total Distributions and Other	(0.60)	(1.09)	(0.40)	(0.17)
Net Asset Value, End of Period	$11.41	$12.94	$11.60	$10.40
Total Return**	(7.28)%	21.84%	15.55%	5.70%
Net Assets, End of Period (in thousands)	$3,041	$2,200	$615	$1,233
Average Net Assets for the Period (in thousands)	$2,850	$855	$1,249	$1,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.00%	1.83%	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.71%	0.69%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.39%	4.49%	3.27%	4.09%
Portfolio Turnover Rate	97%	51%	116%	24%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Global Dividend Fund.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

20 | DECEMBER 31, 2014

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 1
Fund	to Level 2

INTECH Global Income Managed Volatility Fund	$4,905,043

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

period and no factor was applied at the end of the prior fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

22 | DECEMBER 31, 2014

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$87,109	$–	$(87,109)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

INTECH Global Income Managed Volatility Fund	All Asset Levels	0.55

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

INTECH Global Income Managed Volatility Fund	0.50

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the period ended December 31, 2014, Janus Capital recovered $0 from the

24 | DECEMBER 31, 2014

Fund. The recoupment of such reimbursements to Janus Capital by the Fund expired December 15, 2014.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Global Income Managed Volatility Fund	$698

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming

26 | DECEMBER 31, 2014

shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH Global Income Managed Volatility Fund	$60

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH Global Income Managed Volatility Fund - Class A Shares	-%	-%
INTECH Global Income Managed Volatility Fund - Class C Shares	-	-
INTECH Global Income Managed Volatility Fund - Class D Shares	-	-
INTECH Global Income Managed Volatility Fund - Class I Shares	-	-
INTECH Global Income Managed Volatility Fund - Class S Shares	85	1
INTECH Global Income Managed Volatility Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

INTECH Global Income Managed Volatility Fund	$19,091,801	$648,628	$(190,934)	$457,694

5.	Capital Share Transactions

For the period ended December 31 (unaudited)	INTECH Global Income Managed Volatility Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	23,215	408,638
Reinvested dividends and distributions	15,466	35,321
Shares repurchased	(234,110)	(97,519)
Net Increase/(Decrease) in Fund Shares	(195,429)	346,440
Shares Outstanding, Beginning of Period	486,492	140,052
Shares Outstanding, End of Period	291,063	486,492
Transactions in Fund Shares – Class C Shares:
Shares sold	24,492	55,803
Reinvested dividends and distributions	4,458	3,417
Shares repurchased	(3,153)	(24,112)
Net Increase/(Decrease) in Fund Shares	25,797	35,108
Shares Outstanding, Beginning of Period	77,461	42,353
Shares Outstanding, End of Period	103,258	77,461

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

For the period ended December 31 (unaudited)	INTECH Global Income Managed Volatility Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	118,786	420,677
Reinvested dividends and distributions	31,840	44,434
Shares repurchased	(169,114)	(199,182)
Net Increase/(Decrease) in Fund Shares	(18,488)	265,929
Shares Outstanding, Beginning of Period	672,431	406,502
Shares Outstanding, End of Period	653,943	672,431
Transactions in Fund Shares – Class I Shares:
Shares sold	45,955	49,276
Reinvested dividends and distributions	9,737	13,770
Shares repurchased	(9,418)	(44,476)
Net Increase/(Decrease) in Fund Shares	46,274	18,570
Shares Outstanding, Beginning of Period	153,797	135,227
Shares Outstanding, End of Period	200,071	153,797
Transactions in Fund Shares – Class S Shares:
Shares sold	–	1,956
Reinvested dividends and distributions	674	1,152
Shares repurchased	–	(14,389)
Net Increase/(Decrease) in Fund Shares	674	(11,281)
Shares Outstanding, Beginning of Period	13,420	24,701
Shares Outstanding, End of Period	14,094	13,420
Transactions in Fund Shares – Class T Shares:
Shares sold	114,223	144,796
Reinvested dividends and distributions	12,664	4,960
Shares repurchased	(30,309)	(32,790)
Net Increase/(Decrease) in Fund Shares	96,578	116,966
Shares Outstanding, Beginning of Period	169,988	53,022
Shares Outstanding, End of Period	266,566	169,988

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Global Income Managed Volatility Fund	$18,346,307	$19,698,620	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

30 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

32 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

34 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

36 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

38 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 39

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

40 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 43

Notes

44 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81524	125-24-93013 02-15

semiannual report
December 31, 2014

INTECH International Managed Volatility Fund (formerly named INTECH International Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH International Managed Volatility Fund

INTECH International Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, INTECH International Managed Volatility Fund’s Class I Shares returned -9.67%. This compares to the -9.24% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

Effective December 17, 2014, both the name and principal investment strategy of the INTECH International Fund changed to reflect a “managed volatility” approach. We believe this change to the Fund’s investment strategy will provide shareholders with a smoother way to participate in international equity market growth by managing downside exposure, potentially allowing for returns to compound and improve risk-adjusted returns over time.

The investment process begins with the stocks in the MSCI EAFE Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The previous INTECH International Fund strategy focused on seeking an excess return above the benchmark while minimizing tracking error, a strategy designed to manage the relative risk of the portfolio. The new INTECH International Managed Volatility Fund strategy focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI EAFE Index return declined by -9.24% for the period as the appreciation of the U.S. Dollar currency versus major currencies detracted from the returns of non-U.S. markets expressed in U.S. Dollars. INTECH International Managed Volatility Fund’s Class I Shares underperformed the MSCI EAFE Index over the period and generated a return of -9.67%.

An overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average within the MSCI EAFE Index. INTECH International Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from the overall increase in market diversity over the period. However, the Fund was negatively impacted by security selection, which is a residual of the investment process during the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s average overweight allocation to the consumer discretionary sector and underweight allocation to the health care sector detracted from the Fund’s relative performance over the period. However, security selection, which is a residual of the investment process, offset some adverse sector positioning and contributed to the Fund’s relative performance over the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

We believe that the change to the Fund’s investment objective should provide a smoother path to participate in international equity-market growth. Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long-term, we believe that by reducing risk when market

Janus Investment Fund | 1

INTECH International Managed Volatility Fund (unaudited)

volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute volatility. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH International Managed Volatility Fund.

2 | DECEMBER 31, 2014

(unaudited)

INTECH International Managed Volatility Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Next PLC Multiline Retail	2.1%
CSL, Ltd. Biotechnology	1.7%
Nestle SA Food Products	1.7%
Oriental Land Co., Ltd. Hotels, Restaurants & Leisure	1.6%
Power Assets Holdings, Ltd. Electric Utilities	1.5%

8.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 3

INTECH International Managed Volatility Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratio – per the October 28, 2014 prospectus
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

INTECH International Managed Volatility Fund – Class A Shares

NAV	–9.80%	–6.11%	5.65%	–0.01%	1.21%

MOP	–14.99%	–11.54%	4.41%	–0.78%

INTECH International Managed Volatility Fund – Class C Shares

NAV	–10.10%	–6.79%	5.63%	–0.15%	1.93%

CDSC	–10.88%	–7.60%	5.63%	–0.15%

INTECH International Managed Volatility Fund – Class I Shares	–9.67%	–5.75%	5.78%	0.13%	0.81%

INTECH International Managed Volatility Fund – Class S Shares	–9.85%	–5.99%	5.67%	–0.03%	1.33%

INTECH International Managed Volatility Fund – Class T Shares	–9.72%	–6.00%	5.64%	–0.95%	1.12%

MSCI EAFE® Index	–9.24%	–4.90%	5.33%	–0.14%

Morningstar Quartile – Class I Shares	–	3rd	2nd	2nd

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	–	450/780	229/667	205/560

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 17, 2014, INTECH International Fund changed its name to INTECH International Managed Volatility Fund.

*	The predecessor Fund’s inception date – May 2, 2007

Janus Investment Fund | 5

INTECH International Managed Volatility Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$902.00	$5.94	$1,000.00	$1,018.95	$6.31	1.24%

Class C Shares	$1,000.00	$899.00	$9.24	$1,000.00	$1,015.48	$9.80	1.93%

Class I Shares	$1,000.00	$903.30	$3.98	$1,000.00	$1,021.02	$4.23	0.83%

Class S Shares	$1,000.00	$901.50	$6.42	$1,000.00	$1,018.45	$6.82	1.34%

Class T Shares	$1,000.00	$902.80	$5.23	$1,000.00	$1,019.71	$5.55	1.09%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

INTECH International Managed Volatility Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Common Stocks – 98.6%
Aerospace & Defense – 0.5%
26,373	BAE Systems PLC	$192,500
19,585	Cobham PLC	98,195
347	Safran SA	21,355
18,000	Singapore Technologies Engineering, Ltd.	46,096
515	Zodiac Aerospace	17,378

		375,524
Air Freight & Logistics – 0.1%
9,525	Toll Holdings, Ltd.	45,324
2,400	Yamato Holdings Co., Ltd.	47,265

		92,589
Airlines – 0.4%
34,000	ANA Holdings, Inc.	83,701
42,000	Cathay Pacific Airways, Ltd.	91,401
2,000	Japan Airlines Co., Ltd.	58,431
6,000	Singapore Airlines, Ltd.	52,472

		286,005
Auto Components – 0.8%
6,300	Koito Manufacturing Co., Ltd.	192,180
4,200	NGK Spark Plug Co., Ltd.	126,850
7,400	NOK Corp.	187,972
2,100	Sumitomo Electric Industries, Ltd.	26,206

		533,208
Automobiles – 0.4%
3,200	Fuji Heavy Industries, Ltd.	112,707
5,200	Mitsubishi Motors Corp.	47,645
3,400	Nissan Motor Co., Ltd.	29,620
2,100	Suzuki Motor Corp.	63,139
300	Toyota Motor Corp.	18,711

		271,822
Beverages – 0.8%
3,300	Asahi Group Holdings, Ltd.	101,875
1,180	Diageo PLC	33,840
12,800	Suntory Beverage & Food, Ltd.	442,030

		577,745
Biotechnology – 2.1%
2,037	Actelion, Ltd.	234,422
16,983	CSL, Ltd.	1,195,498

		1,429,920
Building Products – 0%
306	Assa Abloy AB – Class B	16,182
Capital Markets – 0.4%
8,513	Investec PLC	71,107
745	Partners Group Holding AG	216,121

		287,228
Chemicals – 2.3%
1,000	Air Water, Inc.	15,855
27,000	Asahi Kasei Corp.	247,479
13,000	Daicel Corp.	152,233
96	EMS-Chemie Holding AG	38,988
2,000	Hitachi Chemical Co., Ltd.	35,435
30,408	Israel Chemicals, Ltd.	219,687
25,000	Mitsubishi Chemical Holdings Corp.	121,763
8,000	Mitsubishi Gas Chemical Co., Inc.	40,195
23,000	Mitsui Chemicals, Inc.	65,342
7,000	Nippon Paint Holdings Co., Ltd.	203,212
1,500	Nitto Denko Corp.	83,899
1,600	Shin-Etsu Chemical Co., Ltd.	104,109
6	Sika AG	17,603
863	Symrise AG	52,330
1,000	Taiyo Nippon Sanso Corp.	11,036
13,000	Teijin, Ltd.	34,626
6,000	Toray Industries, Inc.	48,062
1,981	Yara International ASA	88,654

		1,580,508
Commercial Banks – 5.3%
5,069	Banco Santander SA	42,381
130,190	Bank Hapoalim BM	614,999
56,292	Bank Leumi Le-Israel BM	193,431
28,800	Bank of East Asia, Ltd.	115,527
3,537	Bankinter SA	28,199
3,068	Bendigo & Adelaide Bank, Ltd.	31,878
141,000	BOC Hong Kong Holdings, Ltd.	469,498
11,556	CaixaBank SA	60,017
2,000	Chiba Bank, Ltd.	13,129
1,100	Chugoku Bank, Ltd.	15,022
481	Commonwealth Bank of Australia	33,397
32,000	DBS Group Holdings, Ltd.	494,289
9,000	Fukuoka Financial Group, Inc.	46,475
55,000	Hang Seng Bank, Ltd.	914,608
2,000	Hiroshima Bank, Ltd.	9,508
5,795	HSBC Holdings PLC	54,759
5,716	Intesa Sanpaolo SpA	16,534
15,084	Lloyds Banking Group PLC*	17,810
4,926	Mizrahi Tefahot Bank, Ltd.	51,754
22,000	Oversea-Chinese Banking Corp., Ltd.	172,952
1,100	Suruga Bank, Ltd.	20,158
10,000	United Overseas Bank, Ltd.	184,927

		3,601,252
Commercial Services & Supplies – 0.2%
809	Brambles, Ltd.	6,965
736	Societe BIC SA	97,666

		104,631
Construction & Engineering – 1.5%
1,464	ACS Actividades de Construccion y Servicios SA	50,685
4,478	Boskalis Westminster NV	244,790
30,000	Kajima Corp.	124,006
8,000	Obayashi Corp.	51,424
47,000	Shimizu Corp.	320,086
37,000	Taisei Corp.	210,648

		1,001,639
Construction Materials – 0.1%
12,000	Taiheiyo Cement Corp.	37,766
Containers & Packaging – 0.6%
38,414	Amcor, Ltd.	422,623
Diversified Financial Services – 1.3%
22,000	First Pacific Co., Ltd.	21,719
280	Groupe Bruxelles Lambert SA	23,830
25,000	Hong Kong Exchanges & Clearing, Ltd.	550,027
2,469	Pargesa Holding SA	190,252
20,000	Singapore Exchange, Ltd.	117,625

		903,453

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH International Managed Volatility Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Diversified Telecommunication Services – 5.3%
9,664	Belgacom SA	$349,890
205,877	Bezeq Israeli Telecommunication Corp., Ltd.	366,616
8,686	Elisa Oyj	236,376
274,000	HKT Trust & HKT, Ltd.	356,548
30	Iliad SA	7,206
5,926	Koninklijke KPN NV	18,681
9,000	Nippon Telegraph & Telephone Corp.	463,200
1,692	Orange SA	28,771
78,000	Singapore Telecommunications, Ltd.	229,019
226,589	Spark New Zealand, Ltd.	548,830
757	Swisscom AG	397,622
25,143	TDC A/S	191,642
75,635	Telstra Corp., Ltd.	367,209
10,408	TPG Telecom, Ltd.	56,795

		3,618,405
Electric Utilities – 6.5%
61,000	Cheung Kong Infrastructure Holdings, Ltd.	449,594
87,500	CLP Holdings, Ltd.	757,680
28,311	EDP – Energias de Portugal SA	109,478
608	Electricite de France SA	16,693
26,064	Enel SpA	116,525
11,460	Fortum Oyj	247,614
1,200	Hokuriku Electric Power Co.	15,327
31,574	Iberdrola SA	212,410
106,500	Power Assets Holdings, Ltd.	1,028,966
7,820	Red Electrica Corp. SA	686,413
25,043	SSE PLC	628,619
44,302	Terna Rete Elettrica Nazionale SpA	200,669

		4,469,988
Electrical Equipment – 0.6%
3,800	Mabuchi Motor Co., Ltd.	149,779
3,500	Nidec Corp.	227,057

		376,836
Electronic Equipment, Instruments & Components – 1.0%
900	Hamamatsu Photonics KK	43,014
13,600	Hoya Corp.	455,417
700	Murata Manufacturing Co., Ltd.	76,476
1,400	TDK Corp.	82,501

		657,408
Energy Equipment & Services – 0.1%
4,274	Saipem SpA	44,882
Food & Staples Retailing – 0.7%
856	ICA Gruppen AB	33,527
1,200	Lawson, Inc.	72,574
14,719	Woolworths, Ltd.	366,639

		472,740
Food Products – 8.3%
11,000	Ajinomoto Co., Inc.	203,861
4,107	Aryzta AG	315,667
15,030	Associated British Foods PLC	730,153
12	Barry Callebaut AG	12,294
7,900	Calbee, Inc.	272,759
96	Chocoladefabriken Lindt & Sprungli AG (PC)	474,075
11	Chocoladefabriken Lindt & Sprungli AG (REG)	631,552
3,799	Kerry Group PLC – Class A	262,085
2,000	Kikkoman Corp.	49,076
4,400	MEIJI Holdings Co., Ltd.	400,798
16,142	Nestle SA	1,183,591
18,000	NH Foods, Ltd.	393,783
8,000	Nisshin Seifun Group, Inc.	77,527
5,400	Nissin Foods Holdings Co., Ltd.	258,460
34,685	Orkla ASA	236,550
2,741	Tate & Lyle PLC	25,744
4,000	Toyo Suisan Kaisha, Ltd.	129,178
14,000	Wilmar International, Ltd.	34,162

		5,691,315
Gas Utilities – 4.2%
74,482	APA Group	453,391
13,120	Enagas SA	415,236
17,745	Gas Natural SDG SA	446,355
372,000	Hong Kong & China Gas Co., Ltd.	847,160
13,000	Osaka Gas Co., Ltd.	48,597
47,199	Snam SpA	232,811
30,000	Toho Gas Co., Ltd.	147,043
53,000	Tokyo Gas Co., Ltd.	286,044

		2,876,637
Health Care Equipment & Supplies – 1.6%
1,585	Cochlear, Ltd.	100,010
5,382	Coloplast A/S – Class B	453,072
501	Essilor International SA	55,763
3,429	Smith & Nephew PLC	62,946
389	Sonova Holding AG	57,042
1,500	Sysmex Corp.	66,556
12,000	Terumo Corp.	273,342

		1,068,731
Health Care Providers & Services – 2.0%
2,529	Celesio AG	81,764
1,374	Fresenius Medical Care AG & Co. KGaA	102,819
936	Fresenius SE & Co. KGaA	48,872
400	Miraca Holdings, Inc.	17,241
7,961	Ramsay Health Care, Ltd.	369,070
30,204	Ryman Healthcare, Ltd.	200,451
34,279	Sonic Healthcare, Ltd.	514,661

		1,334,878
Hotels, Restaurants & Leisure – 2.8%
394	Carnival PLC	17,788
19,106	Compass Group PLC	325,609
1,043	InterContinental Hotels Group PLC	41,790
3,800	McDonald’s Holdings Co. Japan, Ltd.	83,146
4,800	Oriental Land Co., Ltd.	1,100,919
4,721	Tabcorp Holdings, Ltd.	15,922
23,319	Tatts Group, Ltd.	65,587
4,011	Whitbread PLC	295,963

		1,946,724
Household Durables – 0.1%
700	Casio Computer Co., Ltd.	10,752
1,200	Panasonic Corp.	14,101
200	Rinnai Corp.	13,469
20,000	Techtronic Industries Co.	64,101

		102,423
Household Products – 0.6%
833	Reckitt Benckiser Group PLC	67,191
14,400	Unicharm Corp.	346,588

		413,779

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Independent Power and Renewable Electricity Producers – 0.4%
5,800	Electric Power Development Co., Ltd.	$196,351
56,421	Meridian Energy, Ltd.	77,331

		273,682
Industrial Conglomerates – 0.8%
26,000	Hutchison Whampoa, Ltd.	297,696
18,000	Keihan Electric Railway Co., Ltd.	96,152
12,000	Keppel Corp., Ltd.	80,093
16,000	SembCorp Industries, Ltd.	53,670

		527,611
Information Technology Services – 0.6%
52,000	Fujitsu, Ltd.	277,043
1,200	Nomura Research Institute, Ltd.	36,853
600	NTT Data Corp.	22,433
2,400	Otsuka Corp.	75,966

		412,295
Insurance – 1.7%
5,179	Admiral Group PLC	106,046
8,598	Aviva PLC	64,418
258	Baloise Holding AG	32,961
10,109	Gjensidige Forsikring ASA	164,775
81,478	Insurance Australia Group, Ltd.	412,985
11,796	Suncorp Group, Ltd.	134,384
1,403	Tryg A/S	156,891
216	Zurich Insurance Group AG	67,659

		1,140,119
Leisure Products – 0.4%
2,500	Bandai Namco Holdings, Inc.	53,072
1,700	Shimano, Inc.	219,932

		273,004
Life Sciences Tools & Services – 0.2%
1,399	Lonza Group AG	157,711
432	QIAGEN NV*	10,115

		167,826
Machinery – 1.1%
200	FANUC Corp.	33,013
6,000	IHI Corp.	30,469
5,300	Komatsu, Ltd.	117,518
479	Kone Oyj – Class B	21,753
3,172	MAN SE	353,724
265	Schindler Holding AG	38,249
27,000	Sumitomo Heavy Industries, Ltd.	145,125
700	THK Co., Ltd.	16,903

		756,754
Media – 3.7%
14,870	Eutelsat Communications SA	480,651
16,500	Hakuhodo DY Holdings, Inc.	158,178
2,139	Kabel Deutschland Holding AG	290,856
2,535	Reed Elsevier NV	60,576
7,704	Reed Elsevier PLC	131,055
22,406	SES SA (FDR)	803,632
146,000	Singapore Press Holdings, Ltd.	463,883
1,348	Sky PLC	18,760
4,400	Toho Co., Ltd.	99,855

		2,507,446
Metals & Mining – 1.2%
211,913	Alumina, Ltd.*	307,017
14,000	Hitachi Metals, Ltd.	238,456
94,000	Kobe Steel, Ltd.	162,632
2,366	Newcrest Mining, Ltd.	21,063
4,478	Norsk Hydro ASA	25,204
1,258	Randgold Resources, Ltd.	85,107

		839,479
Multi-Utilities – 1.7%
23,913	AGL Energy, Ltd.	259,895
3,150	GDF Suez	73,561
58,826	National Grid PLC	838,510

		1,171,966
Multiline Retail – 2.4%
2,100	Don Quijote Holdings Co., Ltd.	143,462
2,700	Isetan Mitsukoshi Holdings, Ltd.	33,106
13,936	Next PLC	1,469,731

		1,646,299
Oil, Gas & Consumable Fuels – 2.1%
4,680	BP PLC	29,713
12,313	Caltex Australia, Ltd.	340,648
254	Delek Group, Ltd.	63,839
3,800	Inpex Corp.	42,169
817	Koninklijke Vopak NV	42,319
3,559	Neste Oil Oyj	86,228
1,966	Origin Energy, Ltd.	18,549
3,047	Royal Dutch Shell PLC – Class A	100,985
12,313	Statoil ASA	215,926
13,000	TonenGeneral Sekiyu KK	111,148
731	Total SA	37,685
10,781	Woodside Petroleum, Ltd.	335,079

		1,424,288
Personal Products – 0.5%
8,200	Kao Corp.	323,541
Pharmaceuticals – 8.3%
31,900	Astellas Pharma, Inc.	444,046
4,649	AstraZeneca PLC	326,997
3,400	Chugai Pharmaceutical Co., Ltd.	83,592
7,000	Eisai Co., Ltd.	271,280
434	Indivior PLC*	1,010
8,000	Kyowa Hakko Kirin Co., Ltd.	75,318
85	Merck KGaA	8,063
12,600	Mitsubishi Tanabe Pharma Corp.	184,672
4,727	Novartis AG	434,861
23,838	Novo Nordisk A/S – Class B	1,008,812
100	Ono Pharmaceutical Co., Ltd.	8,863
246	Orion Oyj – Class B	7,636
11,500	Otsuka Holdings Co., Ltd.	344,965
468	Roche Holding AG	126,885
972	Sanofi	88,574
1,900	Santen Pharmaceutical Co., Ltd.	101,697
10,300	Shionogi & Co., Ltd.	266,870
11,032	Shire PLC	780,454
3,600	Sumitomo Dainippon Pharma Co., Ltd.	34,997
1,800	Takeda Pharmaceutical Co., Ltd.	74,705
15,421	Teva Pharmaceutical Industries, Ltd.	887,435
1,864	UCB SA	141,442

		5,703,174

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

INTECH International Managed Volatility Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Professional Services – 0.1%
2,590	Capita PLC	$43,401
Real Estate Investment Trusts (REITs) – 5.2%
196,000	CapitaCommercial Trust	259,513
632	Corio NV	30,840
37,994	Dexus Property Group	214,793
720	Fonciere Des Regions	66,617
27,380	Goodman Group	126,190
136,366	GPT Group	481,658
4,335	Intu Properties PLC	22,414
89	Japan Prime Realty Investment Corp.	309,021
4	Japan Real Estate Investment Corp.	19,254
144	Japan Retail Fund Investment Corp.	303,723
65,500	Link REIT	408,916
173	Nippon Prologis REIT, Inc.	375,115
76,580	Scentre Group*	217,705
2,759	Stockland	9,214
35,000	Suntec Real Estate Investment Trust	51,749
242	United Urban Investment Corp.	380,182
41,216	Westfield Corp.	301,266

		3,578,170
Real Estate Management & Development – 6.4%
8,000	CapitaLand, Ltd.	19,882
31,000	Cheung Kong Holdings, Ltd.	517,329
4,500	Daito Trust Construction Co., Ltd.	509,600
1,627	Deutsche Annington Immobilien SE	55,337
1,276	Deutsche Wohnen AG	30,314
9,000	Hang Lung Properties, Ltd.	25,085
47,000	Henderson Land Development Co., Ltd.	326,283
36,000	Hysan Development Co., Ltd.	159,979
28,500	Kerry Properties, Ltd.	102,977
33,511	Lend Lease Group	446,082
122,000	New World Development Co., Ltd.	139,562
20,000	Sun Hung Kai Properties, Ltd.	302,461
38,000	Swire Pacific, Ltd. – Class A	492,314
102,200	Swire Properties, Ltd.	301,646
5,320	Swiss Prime Site AG	389,923
49,000	UOL Group, Ltd.	257,211
2,000	Wharf Holdings, Ltd.	14,364
55,000	Wheelock & Co., Ltd.	255,399

		4,345,748
Road & Rail – 2.8%
4,926	Asciano, Ltd.	24,112
700	Central Japan Railway Co.	105,033
258,000	ComfortDelGro Corp., Ltd.	505,237
100	East Japan Railway Co.	7,493
5,000	Hankyu Hanshin Holdings, Inc.	26,905
3,000	Keio Corp.	21,534
15,000	Keisei Electric Railway Co., Ltd.	182,945
78,500	MTR Corp., Ltd.	320,646
100,000	Nagoya Railroad Co., Ltd.	372,399
3,000	Odakyu Electric Railway Co., Ltd.	26,626
3,000	Tobu Railway Co., Ltd.	12,822
7,100	West Japan Railway Co.	336,496

		1,942,248
Semiconductor & Semiconductor Equipment – 0.2%
4,300	ASM Pacific Technology, Ltd.	40,885
133	ASML Holding NV	14,247
700	Tokyo Electron, Ltd.	53,130

		108,262
Software – 1.0%
8,235	Dassault Systemes	501,109
3,233	NICE Systems, Ltd.	163,924
2,307	Sage Group PLC	16,635
1,000	Trend Micro, Inc.	27,364

		709,032
Specialty Retail – 1.5%
10,279	Dixons Carphone PLC	74,026
400	Fast Retailing Co., Ltd.	145,757
6,300	Nitori Holdings Co., Ltd.	338,609
1,100	Shimamura Co., Ltd.	94,790
8,000	USS Co., Ltd.	123,132
84,600	Yamada Denki Co., Ltd.	282,417

		1,058,731
Technology Hardware, Storage & Peripherals – 0.4%
1,200	Brother Industries, Ltd.	21,775
2,100	Canon, Inc.	66,711
2,600	FUJIFILM Holdings Corp.	78,478
3,700	Konica Minolta, Inc.	39,917
2,000	Seiko Epson Corp.	84,021

		290,902
Textiles, Apparel & Luxury Goods – 1.2%
2,800	Asics Corp.	66,925
3,453	Hugo Boss AG	423,888
102,000	Li & Fung, Ltd.	95,401
944	Pandora A/S	76,585
49,000	Yue Yuen Industrial Holdings, Ltd.	176,435

		839,234
Tobacco – 0.6%
1,103	British American Tobacco PLC	59,923
5,122	Imperial Tobacco Group PLC	224,281
3,200	Japan Tobacco, Inc.	87,880
1,191	Swedish Match AB	37,173

		409,257
Trading Companies & Distributors – 1.0%
22,798	Bunzl PLC	621,394
2,000	ITOCHU Corp.	21,387
1,300	Marubeni Corp.	7,794
800	Mitsubishi Corp.	14,674
800	Mitsui & Co., Ltd.	10,696

		675,945
Transportation Infrastructure – 1.2%
1,897	Aeroports de Paris	229,903
2,452	Atlantia SpA	56,945
19,834	Groupe Eurotunnel SA	255,999
35,619	Transurban Group	248,935

		791,782
Water Utilities – 1.0%
3,898	Severn Trent PLC	120,842
40,035	United Utilities Group PLC	567,264

		688,106

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Wireless Telecommunication Services – 0.3%
2,200	KDDI Corp.	$137,678
400	NTT DOCOMO, Inc.	5,856
3,383	Tele2 AB – Class B	40,982

		184,516

Total Investments (total cost $67,325,203) – 98.6%		67,429,659

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		939,685

Net Assets – 100%		$68,369,344

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Japan	$18,550,906	27.5%
Hong Kong	9,644,207	14.3
United Kingdom	8,366,980	12.4
Australia	7,944,544	11.8
Switzerland	5,017,478	7.4
Singapore	3,022,780	4.5
France	2,782,563	4.1
Israel	2,561,685	3.8
Spain	1,941,696	2.9
Denmark	1,887,002	2.8
Germany	1,458,082	2.1
New Zealand	826,612	1.2
Norway	731,109	1.1
Italy	668,366	1.0
Finland	599,607	0.9
Belgium	515,162	0.8
Netherlands	411,453	0.6
Ireland	262,085	0.4
Sweden	127,864	0.2
Portugal	109,478	0.2

Total	$67,429,659	100.0%

(1)	Formerly named INTECH International Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

FDR	Fixed Depositary Receipt

LLC	Limited Liability Company

PC	Participation Certificate

PLC	Public Limited Company

REG	Registered

*	Non-income producing security.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

INTECH International Managed Volatility Fund
Janus Cash Collateral Fund LLC	2,157,687	4,447,629	(6,605,316)	–	$–	$12,106(1)	$–
Janus Cash Liquidity Fund LLC	441,146	28,356,221	(28,797,367)	–	–	235	–

Total					$–	$12,341	$–

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH International Managed Volatility Fund
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$–	$375,524	$–
Air Freight & Logistics	–	92,589	–
Airlines	–	286,005	–
Auto Components	–	533,208	–
Automobiles	–	271,822	–
Beverages	–	577,745	–
Biotechnology	–	1,429,920	–
Building Products	–	16,182	–
Capital Markets	–	287,228	–
Chemicals	–	1,580,508	–
Commercial Banks	–	3,601,252	–
Commercial Services & Supplies	–	104,631	–
Construction & Engineering	–	1,001,639	–
Construction Materials	–	37,766	–
Containers & Packaging	–	422,623	–
Diversified Financial Services	–	903,453	–
Diversified Telecommunication Services	–	3,618,405	–
Electric Utilities	–	4,469,988	–
Electrical Equipment	–	376,836	–
Electronic Equipment, Instruments & Components	–	657,408	–
Energy Equipment & Services	–	44,882	–
Food & Staples Retailing	–	472,740	–
Food Products	–	5,691,315	–
Gas Utilities	–	2,876,637	–
Health Care Equipment & Supplies	–	1,068,731	–
Health Care Providers & Services	–	1,334,878	–
Hotels, Restaurants & Leisure	–	1,946,724	–
Household Durables	–	102,423	–
Household Products	–	413,779	–
Independent Power and Renewable Electricity Producers	–	273,682	–
Industrial Conglomerates	–	527,611	–
Information Technology Services	–	412,295	–
Insurance	–	1,140,119	–
Leisure Products	–	273,004	–
Life Sciences Tools & Services	–	167,826	–
Machinery	–	756,754	–
Media	–	2,507,446	–
Metals & Mining	–	839,479	–
Multi-Utilities	–	1,171,966	–
Multiline Retail	–	1,646,299	–
Oil, Gas & Consumable Fuels	–	1,424,288	–
Personal Products	–	323,541	–
Pharmaceuticals	–	5,703,174	–
Professional Services	–	43,401	–
Real Estate Investment Trusts (REITs)	–	3,578,170	–
Real Estate Management & Development	–	4,345,748	–
Road & Rail	–	1,942,248	–
Semiconductor & Semiconductor Equipment	–	108,262	–
Software	–	709,032	–
Specialty Retail	–	1,058,731	–
Technology Hardware, Storage & Peripherals	–	290,902	–
Textiles, Apparel & Luxury Goods	–	839,234	–
Tobacco	–	409,257	–
Trading Companies & Distributors	–	675,945	–
Transportation Infrastructure	–	791,782	–
Water Utilities	–	688,106	–
Wireless Telecommunication Services	–	184,516	–

Total Assets	$–	$67,429,659	$–

Janus Investment Fund | 13

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	INTECH International Managed Volatility Fund(1)

Assets:
Investments at cost	$67,325,203
Investments at value	$67,429,659
Cash denominated in foreign currency(2)	89,472
Non-interested Trustees’ deferred compensation	1,402
Receivables:
Investments sold	7,918,995
Fund shares sold	2,802
Dividends	76,324
Foreign dividend tax reclaim	37,396
Other assets	9,409
Total Assets	75,565,459
Liabilities:
Due to custodian	2,240,123
Payables:
Investments purchased	4,842,686
Fund shares repurchased	34,687
Advisory fees	33,410
Fund administration fees	607
Transfer agent fees and expenses	1,282
12b-1 Distribution and shareholder servicing fees	1,541
Non-interested Trustees’ fees and expenses	444
Non-interested Trustees’ deferred compensation fees	1,402
Accrued expenses and other payables	39,933
Total Liabilities	7,196,115
Net Assets	$68,369,344
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$71,148,700
Undistributed net investment income/(loss)*	(627,817)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(2,244,163)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	92,624
Total Net Assets	$68,369,344
Net Assets - Class A Shares	$5,039,982
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	666,387
Net Asset Value Per Share(3)	$7.56
Maximum Offering Price Per Share(4)	$8.02
Net Assets - Class C Shares	$431,835
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,536
Net Asset Value Per Share(3)	$7.51
Net Assets - Class I Shares	$61,506,341
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,177,400
Net Asset Value Per Share	$7.52
Net Assets - Class S Shares	$60,388
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,924
Net Asset Value Per Share	$7.62
Net Assets - Class T Shares	$1,330,798
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	177,036
Net Asset Value Per Share	$7.52

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named INTECH International Fund.
(2)	Includes cost of $89,482.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statement of Operations

For the period ended December 31, 2014 (unaudited)	INTECH International Managed Volatility Fund(1)

Investment Income:
Affiliated securities lending income, net	$12,106
Dividends	739,060
Dividends from affiliates	235
Other income	97
Foreign tax withheld	(60,168)
Total Investment Income	691,330
Expenses:
Advisory fees	201,251
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,641
Class C Shares	2,484
Class S Shares	80
Transfer agent administrative fees and expenses:
Class S Shares	80
Class T Shares	2,272
Transfer agent networking and omnibus fees:
Class A Shares	3,889
Class C Shares	181
Class I Shares	562
Other transfer agent fees and expenses:
Class A Shares	507
Class C Shares	55
Class I Shares	1,362
Class S Shares	2
Class T Shares	75
Shareholder reports expense	1,354
Registration fees	45,877
Custodian fees	15,109
Professional fees	28,663
Non-interested Trustees’ fees and expenses	679
Fund administration fees	3,659
Other expenses	4,408
Total Expenses	319,190
Net Expenses	319,190
Net Investment Income/(Loss)	372,140
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	49,348
Total Net Realized Gain/(Loss) on Investments	49,348
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,833,706)
Total Change in Unrealized Net Appreciation/Depreciation	(7,833,706)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,412,218)

(1)	Formerly named INTECH International Fund.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	INTECH International Managed Volatility Fund(1)
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$372,140	$1,617,502
Net realized gain/(loss) on investments	49,348	8,398,330
Change in unrealized net appreciation/depreciation	(7,833,706)	4,156,190
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,412,218)	14,172,022
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(89,175)	(39,689)
Class C Shares	(5,137)	(1,938)
Class I Shares	(1,265,058)	(1,796,718)
Class S Shares	(1,098)	(1,270)
Class T Shares	(24,096)	(3,678)
Net Realized Gain from Investment Transactions*
Class A Shares	(588,211)	(272)
Class C Shares	(51,586)	(9)
Class I Shares	(7,132,161)	(11,461)
Class S Shares	(6,924)	(10)
Class T Shares	(167,847)	(26)
Net Decrease from Dividends and Distributions to Shareholders	(9,331,293)	(1,855,071)
Capital Share Transactions:
Shares Sold
Class A Shares	684,589	4,966,221
Class C Shares	23,700	581,716
Class I Shares	1,836,568	5,093,283
Class S Shares	–	–
Class T Shares	590,480	2,608,832
Reinvested Dividends and Distributions
Class A Shares	677,386	39,961
Class C Shares	55,155	1,947
Class I Shares	8,367,123	1,807,383
Class S Shares	8,022	1,280
Class T Shares	190,773	3,637
Shares Repurchased
Class A Shares	(441,932)	(491,460)
Class C Shares	(59,084)	(194,095)
Class I Shares	(2,732,837)	(9,665,704)
Class S Shares	–	(71,360)
Class T Shares	(1,587,592)	(384,966)
Net Increase/(Decrease) from Capital Share Transactions	7,612,351	4,296,675
Net Increase/(Decrease) in Net Assets	(9,131,160)	16,613,626
Net Assets:
Beginning of period	77,500,504	60,886,878
End of period	$68,369,344	$77,500,504

Undistributed Net Investment Income/(Loss)*	$(627,817)	$384,607

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named INTECH International Fund.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and each	INTECH International Managed Volatility Fund(1)
year ended July 31	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$9.66	$8.07	$6.79	$8.10	$6.16	$6.56	$8.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(3)	0.25(3)	0.22	0.12	0.66	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.97)	1.57	1.21	(1.36)	1.39	(0.47)	(2.31)
Total from Investment Operations	(0.94)	1.82	1.43	(1.24)	2.05	(0.34)	(2.15)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.23)	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)
Distributions (from capital gains)*	(1.01)	–(4)	–	–	–	–	–
Total Distributions	(1.16)	(0.23)	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)
Net Asset Value, End of Period	$7.56	$9.66	$8.07	$6.79	$8.10	$6.16	$6.56
Total Return**	(9.80)%	22.74%	21.27%	(15.33)%	33.42%	(5.32)%	(23.53)%
Net Assets, End of Period (in thousands)	$5,040	$5,342	$473	$445	$526	$1,684	$1,836
Average Net Assets for the Period (in thousands)	$5,242	$2,240	$317	$452	$1,910	$1,900	$1,632
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.24%	1.21%	1.22%	1.42%	3.22%	4.61%	6.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.24%	1.20%	1.22%	1.26%	1.07%(5)	0.73%(5)	0.64%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%	2.69%	1.26%	1.72%	2.05%	1.87%	2.62%
Portfolio Turnover Rate	153%	160%	143%	140%	179%	119%	115%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and	INTECH International Managed Volatility Fund(1)
each year ended July 31	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$9.58	$8.14	$6.78	$8.11	$6.17	$6.57	$8.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(3)(4)	0.19(3)	2.46	0.17	0.58	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.96)	1.57	(0.93)	(1.43)	1.47	(0.47)	(2.30)
Total from Investment Operations	(0.96)	1.76	1.53	(1.26)	2.05	(0.34)	(2.14)
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.32)	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)
Distributions (from capital gains)*	(1.01)	–(4)	–	–	–	–	–
Total Distributions	(1.11)	(0.32)	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)
Net Asset Value, End of Period	$7.51	$9.58	$8.14	$6.78	$8.11	$6.17	$6.57
Total Return**	(10.10)%	21.91%	22.79%	(15.55)%	33.37%	(5.31)%	(23.61)%
Net Assets, End of Period (in thousands)	$432	$526	$113	$433	$563	$1,642	$1,737
Average Net Assets for the Period (in thousands)	$490	$179	$251	$574	$1,877	$1,827	$1,552
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.93%	1.93%	1.32%	1.71%	3.96%	5.33%	7.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.93%	1.93%	1.18%	1.47%	1.21%(6)	0.73%(6)	0.69%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0%(7)	2.13%	1.20%	1.33%	1.92%	1.88%	2.56%
Portfolio Turnover Rate	153%	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH International Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011, 1.25% in 2010 and 0.93% in 2009 without the waiver of these fees and expenses.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.00% in 2011, 2.00% in 2010 and 1.68% in 2009 without the waiver of these fees and expenses.
(7)	Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	INTECH International Managed Volatility Fund(1)
June 30 and each year ended July 31	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$9.63	$8.03	$6.77	$8.06	$6.14	$6.55	$8.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(3)	0.21(3)	0.18	0.12	0.03	0.13	0.15
Net gain/(loss) on investments (both realized and unrealized)	(0.97)	1.63	1.28	(1.35)	2.00	(0.48)	(2.30)
Total from Investment Operations	(0.92)	1.84	1.46	(1.23)	2.03	(0.35)	(2.15)
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.24)	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)
Distributions (from capital gains)*	(1.01)	–(4)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–	–(5)	–
Total Distributions	(1.19)	(0.24)	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)
Net Asset Value, End of Period	$7.52	$9.63	$8.03	$6.77	$8.06	$6.14	$6.55
Total Return**	(9.67)%	23.21%	21.78%	(15.18)%	33.20%	(5.48)%	(23.56)%
Net Assets, End of Period (in thousands)	$61,506	$69,062	$59,981	$35,608	$20,713	$1,180	$2,327
Average Net Assets for the Period (in thousands)	$64,621	$66,596	$42,583	$29,910	$1,393	$2,223	$1,935
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.81%	0.92%	1.13%	3.08%	4.68%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.81%	0.92%	1.00%	0.86%	1.00%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.07%	2.27%	1.86%	2.05%	2.28%	1.38%	2.65%
Portfolio Turnover Rate	153%	160%	143%	140%	179%	119%	115%

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and each	INTECH International Managed Volatility Fund(1)
year ended July 31	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$9.74	$8.09	$6.79	$8.12	$6.16	$6.56	$8.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(3)	0.15(3)	2.47	0.10	0.70	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.98)	1.69	(1.02)	(1.36)	1.37	(0.47)	(2.30)
Total from Investment Operations	(0.95)	1.84	1.45	(1.26)	2.07	(0.34)	(2.14)
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.19)	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)
Distributions (from capital gains)*	(1.01)	–(4)	–	–	–	–	–
Total Distributions	(1.17)	(0.19)	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)
Net Asset Value, End of Period	$7.62	$9.74	$8.09	$6.79	$8.12	$6.16	$6.56
Total Return**	(9.85)%	22.92%	21.48%	(15.54)%	33.75%	(5.32)%	(23.54)%
Net Assets, End of Period (in thousands)	$60	$67	$118	$421	$498	$1,642	$1,733
Average Net Assets for the Period (in thousands)	$63	$86	$254	$432	$1,870	$1,831	$1,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.34%	1.33%	1.48%	1.66%	3.46%	4.83%	6.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.34%	1.13%	1.29%	1.44%	1.07%(6)	0.72%(6)	0.65%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	1.69%	1.09%	1.52%	2.05%	1.89%	2.60%
Portfolio Turnover Rate	153%	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH International Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.50% in 2011, 1.50% in 2010 and 1.18% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class T Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	INTECH International Managed Volatility Fund(1)
period ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.60	$8.01	$6.77	$8.09	$6.16	$6.55	$5.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(4)	0.32(4)	0.08	0.06	0.17	0.12	–(5)
Net gain/(loss) on investments (both realized and unrealized)	(0.97)	1.49	1.35	(1.31)	1.87	(0.45)	0.62
Total from Investment Operations	(0.93)	1.81	1.43	(1.25)	2.04	(0.33)	0.62
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.22)	(0.19)	(0.07)	(0.11)	(0.06)	–
Distributions (from capital gains)*	(1.01)	–(5)	–	–	–	–	–
Total Distributions	(1.15)	(0.22)	(0.19)	(0.07)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$7.52	$9.60	$8.01	$6.77	$8.09	$6.16	$6.55
Total Return**	(9.72)%	22.78%	21.30%	(15.47)%	33.26%	5.17%	10.46%
Net Assets, End of Period (in thousands)	$1,331	$2,504	$202	$59	$45	$10	$1
Average Net Assets for the Period (in thousands)	$1,796	$1,121	$70	$40	$29	$8	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.12%	1.27%	1.41%	2.41%	4.81%	13.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.12%	1.26%	1.25%	0.54%(6)	0.31%(6)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%	3.44%	1.24%	1.80%	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate	153%	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH International Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Per share amounts are calculated based on average shares outstanding during the year or period.
(5)	Less than $0.005 on a per share basis.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011 and 1.25% in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH International Managed Volatility Fund (formerly named INTECH International Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not

20 | DECEMBER 31, 2014

opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 1
Fund	to Level 2

INTECH International Managed Volatility Fund	$43,974,637

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with

22 | DECEMBER 31, 2014

the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

INTECH International Managed Volatility Fund	All Asset Levels	0.55

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

INTECH International Managed Volatility Fund	0.95	1.00

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that

24 | DECEMBER 31, 2014

may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH International Managed Volatilty Fund	$6

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH International Managed Volatility Fund	$89

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH International Managed Volatility Fund - Class A Shares	–%	–%
INTECH International Managed Volatility Fund - Class C Shares	–	–
INTECH International Managed Volatility Fund - Class I Shares	98	88
INTECH International Managed Volatility Fund - Class S Shares	100	0
INTECH International Managed Volatility Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

26 | DECEMBER 31, 2014

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

INTECH International Managed Volatility Fund	$67,928,734	$1,421,681	$(1,920,756)	$(499,075)

5.	Capital Share Transactions

For the period ended December 31 (unaudited)	INTECH International Managed Volatility Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	75,629	546,197
Reinvested dividends and distributions	89,130	4,445
Shares repurchased	(51,184)	(56,480)
Net Increase/(Decrease) in Fund Shares	113,575	494,162
Shares Outstanding, Beginning of Period	552,812	58,650
Shares Outstanding, End of Period	666,387	552,812
Transactions in Fund Shares – Class C Shares:
Shares sold	2,457	61,670
Reinvested dividends and distributions	7,315	218
Shares repurchased	(7,146)	(20,838)
Net Increase/(Decrease) in Fund Shares	2,626	41,050
Shares Outstanding, Beginning of Period	54,910	13,860
Shares Outstanding, End of Period	57,536	54,910
Transactions in Fund Shares – Class I Shares:
Shares sold	206,258	558,826
Reinvested dividends and distributions	1,106,763	201,942
Shares repurchased	(310,280)	(1,056,819)
Net Increase/(Decrease) in Fund Shares	1,002,741	(296,051)
Shares Outstanding, Beginning of Period	7,174,659	7,470,710
Shares Outstanding, End of Period	8,177,400	7,174,659
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	1,047	141
Shares repurchased	–	(7,782)
Net Increase/(Decrease) in Fund Shares	1,047	(7,641)
Shares Outstanding, Beginning of Period	6,877	14,518
Shares Outstanding, End of Period	7,924	6,877
Transactions in Fund Shares – Class T Shares:
Shares sold	66,698	277,905
Reinvested dividends and distributions	25,268	407
Shares repurchased	(175,771)	(42,667)
Net Increase/(Decrease) in Fund Shares	(83,805)	235,645
Shares Outstanding, Beginning of Period	260,841	25,196
Shares Outstanding, End of Period	177,036	260,841

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH International Managed Volatility Fund	$110,447,065	$112,101,318	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

30 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

32 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

34 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

36 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

38 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 39

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

40 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 43

Notes

44 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81209	125-24-93014 02-15

semiannual report
December 31, 2014

INTECH U.S. Core Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH U.S. Core Fund

INTECH U.S. Core Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, INTECH U.S. Core Fund’s Class T Shares returned 6.27%. This compares to the 6.12% return posted by the S&P 500 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the Fund as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our shareholders’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

The U.S. equity market as measured by the S&P 500 Index posted a positive return of 6.12% for the six-month period ended December 31, 2014. INTECH U.S. Core Fund’s Class T Shares outperformed the S&P 500 Index over the period and generated a return of 6.27%.

While diversity was decreasing for most of the period, a sharp reversal in the fourth quarter reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks in the index. INTECH U.S. Core Fund, which has tended to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from an overall rise in market diversity in the latter part of the period.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. Over the past six months, the Fund’s average active sector positioning detracted from the strategy’s relative return. Specifically, an underweight position to the information technology sector detracted from relative performance. However, the Fund benefited from a positive selection effect within the industrials sector. The overall positive selection effect more than offset the adverse sector positioning and the Fund outperformed the S&P 500 Index over the period.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH U.S. Core Fund.

Janus Investment Fund | 1

INTECH U.S. Core Fund (unaudited)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Anthem, Inc. Health Care Providers & Services	2.5%
LyondellBasell Industries NV – Class A Chemicals	2.4%
Lockheed Martin Corp. Aerospace & Defense	2.0%
Facebook, Inc. – Class A Internet Software & Services	2.0%
Southwest Airlines Co. Airlines	2.0%

10.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

*Includes Cash Equivalents and Other (0.2)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

2 | DECEMBER 31, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014						Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Core Fund – Class A Shares

NAV	6.24%	13.38%	16.33%	7.97%	10.66%	0.97%

MOP	0.12%	6.84%	14.95%	7.33%	10.11%

INTECH U.S. Core Fund – Class C Shares

NAV	5.85%	12.56%	15.45%	7.16%	9.83%	1.75%

CDSC	4.89%	11.56%	15.45%	7.16%	9.83%

INTECH U.S. Core Fund – Class D Shares(1)	6.40%	13.60%	16.55%	8.23%	10.94%	0.80%

INTECH U.S. Core Fund – Class I Shares	6.41%	13.72%	16.69%	8.19%	10.90%	0.68%

INTECH U.S. Core Fund – Class N Shares	6.27%	13.46%	16.45%	8.19%	10.90%	0.64%

INTECH U.S. Core Fund – Class S Shares	6.18%	13.22%	16.18%	7.79%	10.47%	1.14%

INTECH U.S. Core Fund – Class T Shares	6.27%	13.46%	16.45%	8.19%	10.90%	0.89%

S&P 500® Index	6.12%	13.69%	15.45%	7.67%	10.08%

Morningstar Quartile – Class T Shares	–	1st	1st	2nd	1st

Morningstar Ranking – based on total returns for Large Growth Funds	–	272/1,760	143/1,538	473/1,331	304/1,260

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 3

INTECH U.S. Core Fund (unaudited)

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

4 | DECEMBER 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)*	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,062.40	$4.57	$1,000.00	$1,020.77	$4.48	0.88%

Class C Shares	$1,000.00	$1,058.50	$8.56	$1,000.00	$1,016.89	$8.39	1.65%

Class D Shares	$1,000.00	$1,064.00	$3.75	$1,000.00	$1,021.58	$3.67	0.72%

Class I Shares	$1,000.00	$1,064.10	$3.12	$1,000.00	$1,022.18	$3.06	0.60%

Class N Shares	$1,000.00	$1,043.40	$0.95	$1,000.00	$1,022.58	$2.65	0.52%

Class S Shares	$1,000.00	$1,061.80	$5.56	$1,000.00	$1,019.81	$5.45	1.07%

Class T Shares	$1,000.00	$1,062.70	$4.21	$1,000.00	$1,021.12	$4.13	0.81%

*	Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (October 28, 2014 to December 31, 2014) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 5

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Common Stocks – 99.5%
Aerospace & Defense – 3.5%
74,600	Lockheed Martin Corp.	$14,365,722
19,800	Northrop Grumman Corp.	2,918,322
73,200	Raytheon Co.	7,918,044

		25,202,088
Air Freight & Logistics – 0.7%
72,300	CH Robinson Worldwide, Inc.	5,414,547
Airlines – 2.0%
333,700	Southwest Airlines Co.	14,122,184
Beverages – 2.1%
3,200	Coca-Cola Co.	135,104
600	Constellation Brands, Inc. – Class A*	58,902
101,200	Dr Pepper Snapple Group, Inc.	7,254,016
63,500	Molson Coors Brewing Co. – Class B	4,732,020
32,800	PepsiCo, Inc.	3,101,568

		15,281,610
Biotechnology – 1.9%
136,300	Gilead Sciences, Inc.*	12,847,638
2,800	Regeneron Pharmaceuticals, Inc.*	1,148,700

		13,996,338
Capital Markets – 2.3%
57,700	Bank of New York Mellon Corp.	2,340,889
23,500	Goldman Sachs Group, Inc.	4,555,005
4,900	Invesco, Ltd.	193,648
62,100	Morgan Stanley	2,409,480
85,300	Northern Trust Corp.	5,749,220
14,300	State Street Corp.	1,122,550

		16,370,792
Chemicals – 5.0%
9,200	Air Products & Chemicals, Inc.	1,326,916
23,400	Airgas, Inc.	2,695,212
10,800	Dow Chemical Co.	492,588
43,300	Ecolab, Inc.	4,525,716
21,600	International Flavors & Fragrances, Inc.	2,189,376
217,500	LyondellBasell Industries NV – Class A	17,267,325
56,600	Sigma-Aldrich Corp.	7,769,482

		36,266,615
Commercial Banks – 1.3%
44,700	BB&T Corp.	1,738,383
28,800	M&T Bank Corp.	3,617,856
13,400	U.S. Bancorp	602,330
59,080	Wells Fargo & Co.	3,238,766

		9,197,335
Commercial Services & Supplies – 2.1%
27,000	ADT Corp.#	978,210
48,900	Cintas Corp.	3,835,716
120,900	Republic Services, Inc.	4,866,225
102,800	Waste Management, Inc.	5,275,696

		14,955,847
Communications Equipment – 0.3%
18,200	F5 Networks, Inc.*	2,374,463
Consumer Finance – 2.3%
76,900	Capital One Financial Corp.	6,348,095
145,800	Discover Financial Services	9,548,442
41,300	Navient Corp.	892,493

		16,789,030
Containers & Packaging – 0.5%
55,500	Ball Corp.	3,783,435
Diversified Financial Services – 2.2%
77,500	CME Group, Inc.	6,870,375
41,400	McGraw Hill Financial, Inc.	3,683,772
27,100	Moody’s Corp.	2,596,451
56,700	NASDAQ OMX Group, Inc.	2,719,332

		15,869,930
Diversified Telecommunication Services – 1.6%
224,100	CenturyLink, Inc.	8,869,878
348,700	Windstream Holdings, Inc.#	2,873,288

		11,743,166
Electric Utilities – 3.0%
7,900	American Electric Power Co., Inc.	479,688
12,712	Duke Energy Corp.	1,061,960
33,400	Edison International	2,187,032
91,600	Entergy Corp.	8,013,168
48,500	Exelon Corp.	1,798,380
10,100	NextEra Energy, Inc.	1,073,529
140,300	Pepco Holdings, Inc.	3,778,279
26,200	PPL Corp.	951,846
51,200	Southern Co.	2,514,432
4,900	Xcel Energy, Inc.	176,008

		22,034,322
Energy Equipment & Services – 1.2%
137,400	National Oilwell Varco, Inc.	9,003,822
Food & Staples Retailing – 2.7%
900	Costco Wholesale Corp.	127,575
85,400	CVS Caremark Corp.	8,224,874
115,100	Kroger Co.	7,390,571
115,800	Safeway, Inc.	4,066,896

		19,809,916
Food Products – 2.3%
90,700	Archer-Daniels-Midland Co.	4,716,400
187,900	ConAgra Foods, Inc.	6,817,012
10,700	Hormel Foods Corp.	557,470
1,800	Keurig Green Mountain, Inc.	238,311
40,300	Mead Johnson Nutrition Co.	4,051,762

		16,380,955
Gas Utilities – 0.1%
14,600	AGL Resources, Inc.	795,846
Health Care Equipment & Supplies – 1.9%
5,500	Becton Dickinson and Co.	765,380
103,400	CareFusion Corp.*	6,135,756
53,800	Edwards Lifesciences Corp.*	6,853,044
400	Intuitive Surgical, Inc.*	211,576

		13,965,756
Health Care Providers & Services – 7.9%
57,263	Aetna, Inc.	5,086,672
104,100	AmerisourceBergen Corp.	9,385,656
142,300	Anthem, Inc.	17,882,841
89,700	Cardinal Health, Inc.	7,241,481

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Health Care Providers & Services – (continued)
47,700	DaVita HealthCare Partners, Inc.*	$3,612,798
600	Humana, Inc.	86,178
25,500	McKesson Corp.	5,293,290
11,600	Quest Diagnostics, Inc.	777,896
54,600	Tenet Healthcare Corp.*	2,766,582
47,600	Universal Health Services, Inc. – Class B	5,295,976

		57,429,370
Health Care Technology – 0.1%
8,500	Cerner Corp.*	549,610
Hotels, Restaurants & Leisure – 3.1%
14,700	Chipotle Mexican Grill, Inc.*	10,062,297
115,500	Marriott International, Inc. – Class A	9,012,465
41,900	Wyndham Worldwide Corp.	3,593,344

		22,668,106
Household Durables – 0.6%
7,400	Leggett & Platt, Inc.	315,314
108,300	Newell Rubbermaid, Inc.	4,125,147

		4,440,461
Household Products – 0.1%
5,500	Clorox Co.	573,155
Information Technology Services – 1.0%
3,500	Automatic Data Processing, Inc.	291,795
15,500	Fidelity National Information Services, Inc.	964,100
6,500	Paychex, Inc.	300,105
418,700	Xerox Corp.	5,803,182

		7,359,182
Insurance – 1.6%
21,400	Allstate Corp.	1,503,350
28,400	Aon PLC	2,693,172
41,000	Marsh & McLennan Cos., Inc.	2,346,840
55,600	Principal Financial Group, Inc.	2,887,864
16,700	Travelers Cos., Inc.	1,767,695
7,900	XL Group PLC	271,523

		11,470,444
Internet & Catalog Retail – 1.0%
21,200	Netflix, Inc.*	7,242,132
Internet Software & Services – 2.0%
181,200	Facebook, Inc. – Class A*	14,137,224
1,400	VeriSign, Inc.	79,800

		14,217,024
Leisure Products – 0%
3,900	Hasbro, Inc.	214,461
Life Sciences Tools & Services – 0%
700	Thermo Fisher Scientific, Inc.	87,703
Media – 2.0%
16,800	Cablevision Systems Corp. – Class A#	346,752
19,600	DIRECTV*	1,699,320
37,400	Time Warner Cable, Inc.	5,687,044
36,600	Time Warner, Inc.	3,126,372
36,900	Walt Disney Co.	3,475,611

		14,335,099
Metals & Mining – 1.5%
475,700	Alcoa, Inc.	7,511,303
192,100	Newmont Mining Corp.	3,630,690

		11,141,993
Multi-Utilities – 1.9%
17,600	CMS Energy Corp.	611,600
25,000	Consolidated Edison, Inc.	1,650,250
5,400	DTE Energy Co.	466,398
6,700	Integrys Energy Group, Inc.	521,595
124,700	NiSource, Inc.	5,289,774
45,600	Sempra Energy	5,078,016
17,200	TECO Energy, Inc.	352,428

		13,970,061
Multiline Retail – 1.3%
83,600	Kohl’s Corp.	5,102,944
9,200	Macy’s, Inc.	604,900
2,400	Nordstrom, Inc.	190,536
46,600	Target Corp.	3,537,406

		9,435,786
Oil, Gas & Consumable Fuels – 3.3%
1,900	Cimarex Energy Co.	201,400
46,100	ConocoPhillips	3,183,666
74,200	Hess Corp.	5,477,444
96,900	Marathon Oil Corp.	2,741,301
47,300	Phillips 66	3,391,410
38,900	Spectra Energy Corp.	1,412,070
166,800	Williams Cos., Inc.	7,495,992

		23,903,283
Pharmaceuticals – 4.9%
42,302	Actavis PLC*	10,888,958
11,600	Allergan, Inc.	2,466,044
56,500	Eli Lilly & Co.	3,897,935
63,700	Hospira, Inc.*	3,901,625
57,000	Mallinckrodt PLC*	5,644,710
206,400	Zoetis, Inc.	8,881,392

		35,680,664
Professional Services – 0.5%
8,100	Dun & Bradstreet Corp.	979,776
9,300	Equifax, Inc.	752,091
30,200	Nielsen NV	1,350,846
12,600	Robert Half International, Inc.	735,588

		3,818,301
Real Estate Investment Trusts (REITs) – 4.8%
54,200	American Tower Corp.	5,357,670
70,700	Apartment Investment & Management Co. – Class A	2,626,505
39,200	AvalonBay Communities, Inc.	6,404,888
5,200	Boston Properties, Inc.	669,188
50,300	Crown Castle International Corp.	3,958,610
107,300	Equity Residential	7,708,432
19,900	Essex Property Trust, Inc.	4,111,340
40,300	Host Hotels & Resorts, Inc.	957,931
4,200	Macerich Co.	350,322
14,600	Vornado Realty Trust	1,718,566
21,300	Weyerhaeuser Co.	764,457

		34,627,909
Road & Rail – 5.1%
214,900	CSX Corp.	7,785,827
58,000	Kansas City Southern	7,077,740
107,100	Norfolk Southern Corp.	11,739,231
84,800	Union Pacific Corp.	10,102,224

		36,705,022

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Semiconductor & Semiconductor Equipment – 5.1%
61,100	Avago Technologies, Ltd.	$6,146,049
193,000	Broadcom Corp. – Class A	8,362,690
92,000	Intel Corp.	3,338,680
65,500	KLA-Tencor Corp.	4,605,960
60,900	Lam Research Corp.	4,831,806
272,400	Micron Technology, Inc.*	9,536,724

		36,821,909
Software – 1.4%
65,800	Citrix Systems, Inc.*	4,198,040
24,800	Intuit, Inc.	2,286,312
10,000	Red Hat, Inc.*	691,400
108,900	Symantec Corp.	2,793,829

		9,969,581
Specialty Retail – 3.0%
125,800	Best Buy Co., Inc.	4,903,684
3,100	GameStop Corp. – Class A#	104,780
77,100	Home Depot, Inc.	8,093,187
72,200	L Brands, Inc.	6,248,910
3,800	O’Reilly Automotive, Inc.*	731,956
33,000	Staples, Inc.	597,960
35,600	Urban Outfitters, Inc.*	1,250,628

		21,931,105
Technology Hardware, Storage & Peripherals – 2.8%
3,600	Apple, Inc.	397,368
86,600	EMC Corp.	2,575,484
107,700	NetApp, Inc.	4,464,165
74,200	SanDisk Corp.	7,270,116
47,700	Western Digital Corp.	5,280,390

		19,987,523
Textiles, Apparel & Luxury Goods – 2.4%
21,300	Ralph Lauren Corp.	3,943,908
66,700	Under Armour, Inc. – Class A*	4,528,930
122,800	VF Corp.	9,197,720

		17,670,558
Thrifts & Mortgage Finance – 0.4%
113,200	Hudson City Bancorp, Inc.	1,145,584
118,900	People’s United Financial, Inc.	1,804,902

		2,950,486
Tobacco – 2.6%
204,700	Altria Group, Inc.	10,085,569
137,300	Lorillard, Inc.	8,641,662

		18,727,231
Trading Companies & Distributors – 0.1%
4,700	United Rentals, Inc.*	479,447

Total Common Stocks (cost $649,390,446)		721,765,603

Investment Companies – 0.7%
Money Markets – 0.7%
5,231,416	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $5,231,416)	5,231,416

Investments Purchased with Cash Collateral From Securities Lending – 0.5%
3,329,388	Janus Cash Collateral Fund LLC, 0.0984%°°,£ (cost $3,329,388)	3,329,388

Total Investments (total cost $657,951,250) – 100.7%		730,326,407

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(4,924,106)

Net Assets – 100%		$725,402,301

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of December 31, 2014.

#	Loaned security; a portion of the security is on loan at December 31, 2014.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

INTECH U.S. Core Fund
Janus Cash Collateral Fund LLC	27,567,537	38,005,644	(62,243,793)	3,329,388	$–	$13,924(1)	$3,329,388
Janus Cash Liquidity Fund LLC	3,538,525	74,649,891	(72,957,000)	5,231,416	–	1,947	5,231,416

Total					$–	$15,871	$8,560,804

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH U.S. Core Fund
Assets
Investments in Securities:
Common Stocks	$721,765,603	$–	$–

Investment Companies	–	5,231,416	–

Investments Purchased with Cash Collateral From Securities Lending	–	3,329,388	–

Total Assets	$721,765,603	$8,560,804	$–

Janus Investment Fund | 9

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	INTECH U.S. Core Fund

Assets:
Investments at cost	$657,951,250
Unaffiliated investments at value(1)	$721,765,603
Affiliated investments at value	8,560,804
Cash	85
Non-interested Trustees’ deferred compensation	14,890
Receivables:
Investments sold	386,225
Fund shares sold	480,074
Dividends	1,071,766
Dividends from affiliates	390
Other assets	9,420
Total Assets	732,289,257
Liabilities:
Collateral for securities loaned (Note 2)	3,329,388
Payables:
Investments purchased	1,729,328
Fund shares repurchased	1,303,913
Advisory fees	294,522
Fund administration fees	6,339
Transfer agent fees and expenses	92,021
12b-1 Distribution and shareholder servicing fees	29,313
Non-interested Trustees’ fees and expenses	3,992
Non-interested Trustees’ deferred compensation fees	14,890
Accrued expenses and other payables	83,250
Total Liabilities	6,886,956
Net Assets	$725,402,301

See footnotes at the end of the Statement.
See Notes to Financial Statements.

10 | DECEMBER 31, 2014

As of December 31, 2014 (unaudited)	INTECH U.S. Core Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$580,162,857
Undistributed net investment income/(loss)*	(2,000,428)
Undistributed net realized gain/(loss) from investments*	74,862,161
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	72,377,711
Total Net Assets	$725,402,301
Net Assets - Class A Shares	$23,878,800
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,174,969
Net Asset Value Per Share(2)	$20.32
Maximum Offering Price Per Share(3)	$21.56
Net Assets - Class C Shares	$17,879,055
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	884,300
Net Asset Value Per Share(2)	$20.22
Net Assets - Class D Shares	$307,247,582
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,108,953
Net Asset Value Per Share	$20.34
Net Assets - Class I Shares	$179,447,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,823,202
Net Asset Value Per Share	$20.34
Net Assets - Class N Shares	$52,804
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,598
Net Asset Value Per Share	$20.32
Net Assets - Class S Shares	$40,711,173
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,007,379
Net Asset Value Per Share	$20.28
Net Assets - Class T Shares	$156,184,965
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,681,096
Net Asset Value Per Share	$20.33

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value include $3,240,095 of securities loaned. See Note 2 in Notes to Financial Statements.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 11

Statement of Operations

For the period ended December 31, 2014 (unaudited)	INTECH U.S. Core Fund

Investment Income:
Affiliated securities lending income, net	$13,924
Dividends	7,566,084
Dividends from affiliates	1,947
Other income	73
Foreign tax withheld	(4,489)
Total Investment Income	7,577,539
Expenses:
Advisory fees	1,763,045
12b-1 Distribution and shareholder servicing fees:
Class A Shares	27,686
Class C Shares	79,799
Class S Shares	42,219
Transfer agent administrative fees and expenses:
Class D Shares	179,056
Class S Shares	42,219
Class T Shares	192,330
Transfer agent networking and omnibus fees:
Class A Shares	6,499
Class C Shares	5,488
Class I Shares	35,546
Other transfer agent fees and expenses:
Class A Shares	1,273
Class C Shares	1,242
Class D Shares	36,074
Class I Shares	4,061
Class S Shares	238
Class T Shares	1,392
Shareholder reports expense	65,694
Registration fees	73,102
Custodian fees	6,576
Professional fees	21,959
Non-interested Trustees’ fees and expenses	6,561
Fund administration fees	35,323
Other expenses	20,567
Total Expenses	2,647,949
Net Expenses	2,647,949
Net Investment Income/(Loss)	4,929,590
Net Realized Gain/(Loss) on Investments:
Investments	110,764,780
Total Net Realized Gain/(Loss) on Investments	110,764,780
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(72,154,591)
Total Change in Unrealized Net Appreciation/Depreciation	(72,154,591)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$43,539,779

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	INTECH U.S.
	Core Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014(1)	2014

Operations:
Net investment income/(loss)	$4,929,590	$4,984,969
Net realized gain/(loss) on investments	110,764,780	63,418,240
Change in unrealized net appreciation/depreciation	(72,154,591)	63,294,707
Net Increase/(Decrease) in Net Assets Resulting from Operations	43,539,779	131,697,916
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(268,894)	(106,975)
Class C Shares	(113,169)	–
Class D Shares	(4,032,376)	(1,738,038)
Class I Shares	(2,552,408)	(1,141,080)
Class N Shares	(790)	N/A
Class S Shares	(447,314)	(144,066)
Class T Shares	(1,959,455)	(798,297)
Net Realized Gain from Investment Transactions*
Class A Shares	(2,063,321)	(709,906)
Class C Shares	(1,613,253)	(406,946)
Class D Shares	(27,476,602)	(9,598,255)
Class I Shares	(16,084,717)	(5,389,027)
Class N Shares	(4,713)	N/A
Class S Shares	(3,650,313)	(950,584)
Class T Shares	(14,157,903)	(4,897,157)
Net Decrease from Dividends and Distributions to Shareholders	(74,425,228)	(25,880,331)
Capital Share Transactions:
Shares Sold
Class A Shares	5,523,500	8,245,172
Class C Shares	4,281,775	4,275,209
Class D Shares	20,912,157	41,263,190
Class I Shares	16,804,577	104,048,932
Class N Shares	50,000	N/A
Class S Shares	12,409,101	26,799,092
Class T Shares	17,098,212	40,051,072
Reinvested Dividends and Distributions
Class A Shares	2,280,488	798,639
Class C Shares	1,162,392	219,900
Class D Shares	31,143,810	11,208,285
Class I Shares	18,374,908	6,459,372
Class N Shares	5,503	N/A
Class S Shares	4,097,031	1,094,251
Class T Shares	15,565,048	5,590,656
Shares Repurchased
Class A Shares	(5,536,442)	(6,172,027)
Class C Shares	(780,318)	(1,651,898)
Class D Shares	(17,552,990)	(33,834,242)
Class I Shares	(23,194,926)	(33,312,776)
Class N Shares	–	N/A
Class S Shares	(4,325,628)	(7,489,023)
Class T Shares	(17,054,211)	(31,327,767)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statements of Changes in Net Assets (continued)

	INTECH U.S.
	Core Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014(1)	2014

Net Increase/(Decrease) from Capital Share Transactions	81,263,987	136,266,037
Net Increase/(Decrease) in Net Assets	50,378,538	242,083,622
Net Assets:
Beginning of period	675,023,763	432,940,141
End of period	$725,402,301	$675,023,763

Undistributed Net Investment Income/(Loss)*	$(2,000,428)	$2,444,388

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from October 28, 2014 (inception date) through December 31, 2014 for Class N Shares.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	INTECH U.S. Core Fund
June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$21.27	$17.66	$14.72	$14.31	$10.72	$10.56	$9.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(3)	0.14(3)	0.18	0.15	0.10	0.07	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.19	4.34	2.96	0.39	3.58	0.16	1.25
Total from Investment Operations	1.33	4.48	3.14	0.54	3.68	0.23	1.30
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.11)	(0.20)	(0.13)	(0.09)	(0.07)	–
Distributions (from capital gains)*	(2.02)	(0.76)	–	–	–	–	–
Total Distributions	(2.28)	(0.87)	(0.20)	(0.13)	(0.09)	(0.07)	–
Net Asset Value, End of Period	$20.32	$21.27	$17.66	$14.72	$14.31	$10.72	$10.56
Total Return**	6.24%	25.84%	21.48%	3.83%	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$23,879	$22,550	$16,242	$13,486	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$21,838	$18,644	$13,430	$13,834	$13,331	$12,844	$14,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	0.97%	0.98%	0.99%	0.98%	1.15%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	0.97%	0.98%	0.99%	0.98%	1.06%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.28%	0.70%	1.05%	1.03%	0.82%	0.85%	1.20%
Portfolio Turnover Rate	87%	59%	67%	73%	93%	80%	111%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$21.14	$17.59	$14.68	$14.26	$10.71	$10.54	$9.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(3)	(0.01)(3)	0.04	0.03	–(4)	0.03	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.18	4.32	2.96	0.39	3.56	0.16	1.26
Total from Investment Operations	1.24	4.31	3.00	0.42	3.56	0.19	1.28
Less Distributions:
Dividends (from net investment income)*	(0.14)	–	(0.09)	–	(0.01)	(0.02)	–
Distributions (from capital gains)*	(2.02)	(0.76)	–	–	–	–	–
Total Distributions	(2.16)	(0.76)	(0.09)	–	(0.01)	(0.02)	–
Net Asset Value, End of Period	$20.22	$21.14	$17.59	$14.68	$14.26	$10.71	$10.54
Total Return**	5.85%	24.87%	20.51%	2.95%	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$17,879	$14,013	$9,154	$6,450	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$15,732	$11,106	$7,536	$6,402	$6,690	$7,678	$8,527
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.65%	1.75%	1.77%	1.83%	1.80%	1.56%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.65%	1.75%	1.77%	1.83%	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.55%	(0.07)%	0.25%	0.20%	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate	87%	59%	67%	73%	93%	80%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or period	INTECH U.S. Core Fund
ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$21.29	$17.67	$14.74	$14.32	$10.74	$10.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.17(2)	0.19	0.17	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.21	4.35	2.97	0.39	3.59	(0.26)
Total from Investment Operations	1.37	4.52	3.16	0.56	3.72	(0.21)
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.14)	(0.23)	(0.14)	(0.14)	–
Distributions (from capital gains)*	(2.02)	(0.76)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(2.32)	(0.90)	(0.23)	(0.14)	(0.14)	–
Net Asset Value, End of Period	$20.34	$21.29	$17.67	$14.74	$14.32	$10.74
Total Return**	6.40%	26.02%	21.62%	3.96%	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$307,248	$286,019	$220,548	$174,853	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$294,306	$255,973	$192,611	$168,338	$156,479	$150,392
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%	0.80%	0.85%	0.84%	0.82%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.80%	0.85%	0.84%	0.82%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.44%	0.87%	1.17%	1.20%	0.96%	1.22%
Portfolio Turnover Rate	87%	59%	67%	73%	93%	80%

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	INTECH U.S. Core Fund
June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$21.31	$17.68	$14.75	$14.33	$10.75	$10.57	$9.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.20(2)	0.19	0.20	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.20	4.35	2.99	0.37	3.57	0.16	1.26
Total from Investment Operations	1.37	4.55	3.18	0.57	3.73	0.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(0.32)	(0.16)	(0.25)	(0.15)	(0.15)	0.09	–
Distributions (from capital gains)*	(2.02)	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(2.34)	(0.92)	(0.25)	(0.15)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$20.34	$21.31	$17.68	$14.75	$14.33	$10.75	$10.57
Total Return**	6.41%	26.22%	21.75%	4.06%	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$179,448	$174,615	$71,592	$50,196	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$179,790	$147,897	$56,472	$52,297	$53,512	$51,959	$49,319
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.68%	0.75%	0.72%	0.72%	0.53%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.68%	0.75%	0.72%	0.72%	0.53%	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.53%	1.00%	1.27%	1.31%	1.07%	1.37%	1.49%
Portfolio Turnover Rate	87%	59%	67%	73%	93%	80%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Class N Shares

INTECH U.S. Core Fund
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(1)

Net Asset Value, Beginning of Period	$21.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net gain/(loss) on investments (both realized and unrealized)	0.84
Total from Investment Operations	0.95
Less Distributions:
Dividends (from net investment income)*	(0.34)
Distributions (from capital gains)*	(2.02)
Total Distributions	(2.36)
Net Asset Value, End of Period	$20.32
Total Return**	4.34%
Net Assets, End of Period (in thousands)	$53
Average Net Assets for the Period (in thousands)	$52
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.70%
Portfolio Turnover Rate	87%

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$21.23	$17.66	$14.73	$14.29	$10.73	$10.55	$9.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.11(2)	0.16	0.12	0.08	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.20	4.34	2.94	0.40	3.57	0.17	1.25
Total from Investment Operations	1.32	4.45	3.10	0.52	3.65	0.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.12)	(0.17)	(0.09)	(0.09)	(0.06)	–
Distributions (from capital gains)*	(2.02)	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	0.01	–(5)	–(5)	–(5)
Total Distributions and Other	(2.27)	(0.88)	(0.17)	(0.08)	(0.09)	(0.06)	–
Net Asset Value, End of Period	$20.28	$21.23	$17.66	$14.73	$14.29	$10.73	$10.55
Total Return**	6.18%	25.61%	21.20%	3.75%	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$40,711	$30,533	$5,996	$4,645	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$33,277	$24,601	$4,857	$4,525	$4,423	$4,677	$5,179
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.14%	1.17%	1.16%	1.18%	1.03%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.14%	1.17%	1.16%	1.18%	1.02%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	0.54%	0.86%	0.88%	0.61%	0.89%	1.02%
Portfolio Turnover Rate	87%	59%	67%	73%	93%	80%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from October 28, 2014 (inception date) through December 31, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	INTECH U.S. Core Fund
ended June 30 and the year ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$21.29	$17.67	$14.74	$14.31	$10.74	$10.56	$10.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.16(2)	0.18	0.15	0.12	0.12	0.18
Net gain/(loss) on investments (both realized and unrealized)	1.19	4.34	2.97	0.40	3.58	0.14	0.46
Total from Investment Operations	1.34	4.50	3.15	0.55	3.70	0.26	0.64
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.12)	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)
Distributions (from capital gains)*	(2.02)	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(2.30)	(0.88)	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)
Net Asset Value, End of Period	$20.33	$21.29	$17.67	$14.74	$14.31	$10.74	$10.56
Total Return**	6.27%	25.94%	21.58%	3.93%	34.53%	2.39%	6.70%
Net Assets, End of Period (in thousands)	$156,185	$147,294	$109,408	$83,640	$74,483	$58,922	$222,932
Average Net Assets for the Period (in thousands)	$151,749	$129,992	$92,764	$75,220	$66,619	$140,726	$215,954
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.89%	0.92%	0.91%	0.92%	0.79%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.89%	0.92%	0.91%	0.92%	0.79%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.35%	0.79%	1.11%	1.14%	0.87%	1.16%	1.78%
Portfolio Turnover Rate	87%	59%	67%	73%	93%	80%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH U.S. Core Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20 | DECEMBER 31, 2014

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

22 | DECEMBER 31, 2014

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$3,240,095	$–	$(3,240,095)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

Base
Fund	Fee Rate (%)

INTECH U.S. Core Fund	0.50

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund	S&P 500® Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended December 31, 2014 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

INTECH U.S. Core Fund	0.50

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and

24 | DECEMBER 31, 2014

extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

INTECH U.S. Core Fund	0.80	0.75

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH U.S. Core Fund	$4,090

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase

26 | DECEMBER 31, 2014

price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

INTECH U.S. Core Fund	$596

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH U.S. Core Fund	$816

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH U.S. Core Fund - Class A Shares	-%	-%
INTECH U.S. Core Fund - Class C Shares	-	-
INTECH U.S. Core Fund - Class D Shares	-	-
INTECH U.S. Core Fund - Class I Shares	-	-
INTECH U.S. Core Fund - Class N Shares	100	0
INTECH U.S. Core Fund - Class S Shares	-	-
INTECH U.S. Core Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

INTECH U.S. Core Fund	$658,198,665	$80,239,098	$(8,111,356)	$72,127,742

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

		No Expiration		Accumulated
Fund	June 30, 2016	Short-Term	Long-Term	Capital Losses

INTECH U.S. Core Fund(1)	$(6,794,544)	$–	$–	$(6,794,544)

(1)	Capital loss carryovers subject to annual limitations, $(3,397,272) should be available in the next fiscal year.

5.	Capital Share Transactions

For the period ended December 31 (unaudited)	INTECH U.S. Core Fund
and the year ended June 30	2014(1)	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	259,147	422,423
Reinvested dividends and distributions	111,734	40,935
Shares repurchased	(256,161)	(322,668)
Net Increase/(Decrease) in Fund Shares	114,720	140,689
Shares Outstanding, Beginning of Period	1,060,249	919,560
Shares Outstanding, End of Period	1,174,969	1,060,249
Transactions in Fund Shares – Class C Shares:
Shares sold	200,965	215,544
Reinvested dividends and distributions	57,232	11,294
Shares repurchased	(36,769)	(84,210)
Net Increase/(Decrease) in Fund Shares	221,428	142,628
Shares Outstanding, Beginning of Period	662,872	520,244
Shares Outstanding, End of Period	884,300	662,872
Transactions in Fund Shares – Class D Shares:
Shares sold	969,568	2,109,015
Reinvested dividends and distributions	1,525,162	574,195
Shares repurchased	(817,693)	(1,730,977)
Net Increase/(Decrease) in Fund Shares	1,677,037	952,233
Shares Outstanding, Beginning of Period	13,431,916	12,479,683
Shares Outstanding, End of Period	15,108,953	13,431,916
Transactions in Fund Shares – Class I Shares:
Shares sold	780,842	5,509,570
Reinvested dividends and distributions	899,849	330,910
Shares repurchased	(1,052,785)	(1,693,959)
Net Increase/(Decrease) in Fund Shares	627,906	4,146,521
Shares Outstanding, Beginning of Period	8,195,296	4,048,775
Shares Outstanding, End of Period	8,823,202	8,195,296
Transactions in Fund Shares – Class N Shares:
Shares sold	2,328	N/A
Reinvested dividends and distributions	270	N/A
Shares repurchased	–	N/A
Net Increase/(Decrease) in Fund Shares	2,598	N/A
Shares Outstanding, Beginning of Period	–	N/A
Shares Outstanding, End of Period	2,598	N/A

28 | DECEMBER 31, 2014

For the period ended December 31 (unaudited)	INTECH U.S. Core Fund
and the year ended June 30	2014(1)	2014

Transactions in Fund Shares – Class S Shares:
Shares sold	570,185	1,425,569
Reinvested dividends and distributions	201,131	56,144
Shares repurchased	(201,956)	(383,161)
Net Increase/(Decrease) in Fund Shares	569,360	1,098,552
Shares Outstanding, Beginning of Period	1,438,019	339,467
Shares Outstanding, End of Period	2,007,379	1,438,019
Transactions in Fund Shares – Class T Shares:
Shares sold	792,105	2,040,524
Reinvested dividends and distributions	762,245	286,407
Shares repurchased	(792,865)	(1,599,484)
Net Increase/(Decrease) in Fund Shares	761,485	727,447
Shares Outstanding, Beginning of Period	6,919,611	6,192,164
Shares Outstanding, End of Period	7,681,096	6,919,611

(1)	Period from October 28, 2014 (inception date) through December 31, 2014 for Class N Shares.

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH U.S. Core Fund	$618,547,066	$606,271,552	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

30 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

36 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

42 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Notes

44 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81503	125-24-93015 02-15

semiannual report
December 31, 2014

INTECH U.S. Managed Volatility Fund
(formerly named INTECH U.S.
Value Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH U.S. Managed Volatility Fund

INTECH U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, INTECH U.S. Managed Volatility Fund returned 1.89% for its Class I Shares. This compares to the 5.57% return posted by the Russell 1000 Index, the Fund’s benchmark, and 4.78% by the Russell 1000 Value Index, the Fund’s former benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

Effective December 17, 2014, both the name and principal investment strategy of the INTECH U.S. Value Fund changed to reflect a “managed volatility” approach. We believe this change to the Fund’s investment strategy will provide shareholders with a smoother way to participate in equity market growth by managing downside exposure, potentially allowing for returns to compound and improve risk-adjusted returns over time.

In connection with the transition to a managed volatility strategy, the benchmark for the Fund changed to the Russell 1000 Index from the Russell 1000 Value Index. The transition to the Russell 1000 Index is expected to provide shareholders with broader exposure to large cap U.S. equities than the previous value-focused index.

The investment process begins with the stocks in the Russell 1000 Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The previous INTECH U.S. Value Fund strategy focused on seeking an excess return above the benchmark while minimizing tracking error, a strategy designed to manage the relative risk of the portfolio. The new INTECH U.S. Managed Volatility Fund strategy focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The U.S. equity market as measured by the Russell 1000 Index posted a positive return of 5.57% for the six-month period ending December 31, 2014. INTECH U.S. Managed Volatility Fund Class I Shares underperformed the Russell 1000 Index over the period and generated a return of 1.89%.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. As compared to the Russell 1000 Value Index, which was the Fund’s benchmark prior to the transition on December 17, 2014, the Fund was underweight on average the health care and consumer staples sectors, which were two of the best performing sectors over the period. This active sector positioning detracted from relative performance for the period. An overall negative selection effect, which is a residual of the investment process, also detracted from the Fund’s relative performance, especially among the energy and information technology sectors, over the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

We believe that the change to the Fund’s investment objective should provide a smoother path to participate in equity-market growth. Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the

Janus Investment Fund | 1

INTECH U.S. Managed Volatility Fund (unaudited)

benchmark with lower absolute volatility. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH U.S. Managed Volatility Fund.

2 | DECEMBER 31, 2014

(unaudited)

INTECH U.S. Managed Volatility Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

General Mills, Inc. Food Products	3.0%
Altria Group, Inc. Tobacco	2.2%
Southwest Airlines Co. Airlines	1.9%
Reynolds American, Inc. Tobacco	1.6%
Facebook, Inc. – Class A Internet Software & Services	1.6%

10.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 3

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

					Expense Ratios – per the October 28, 2014 and
Average Annual Total Return – for the periods ended December 31, 2014					December 22, 2014 (D Shares) prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

INTECH U.S. Managed Volatility Fund – A Shares

NAV	1.80%	9.10%	14.86%	6.89%	1.04%

MOP	–4.03%	2.82%	13.49%	6.19%

INTECH U.S. Managed Volatility Fund – C Shares

NAV	1.31%	8.26%	14.01%	6.10%	1.75%

CDSC	0.55%	7.44%	14.01%	6.10%

INTECH U.S. Managed Volatility Fund – D Shares(1)	1.79%	9.12%	15.02%	6.97%	0.83%

INTECH U.S. Managed Volatility Fund – I Shares	1.89%	9.32%	15.18%	7.16%	0.67%

INTECH U.S. Managed Volatility Fund – N Shares	1.89%	9.32%	15.18%	7.16%	0.67%

INTECH U.S. Managed Volatility Fund – S Shares	1.74%	9.14%	14.77%	6.73%	1.24%

INTECH U.S. Managed Volatility Fund – T Shares	1.82%	9.18%	14.96%	6.79%	0.91%

Russell 1000® Index	5.57%	13.24%	15.64%	8.15%

Russell 1000® Value Index	4.78%	13.45%	15.42%	7.33%

Morningstar Quartile – Class I Shares	–	3rd	1st	2nd

Morningstar Ranking – based on total returns for Large Value Funds	–	953/1,336	157/1,155	438/1,041

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

The expense ratios for Class D and Class N Shares are estimated.

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 17, 2014, INTECH U.S. Value Fund changed its name to INTECH U.S. Managed Volatility Fund and changed its benchmark from the Russell 1000® Value Index to the Russell 1000® Index. The transition to the Russell 1000® Index is intended to reflect broader exposure to large cap U.S. equities than the value-focused index.

*	The predecessor Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Investment Fund | 5

INTECH U.S. Managed Volatility Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)*	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,018.00	$5.44	$1,000.00	$1,019.81	$5.45	1.07%

Class C Shares	$1,000.00	$1,013.10	$9.03	$1,000.00	$1,016.23	$9.05	1.78%

Class D Shares	$1,000.00	$992.10	$0.29	$1,000.00	$1,019.86	$5.40	1.06%

Class I Shares	$1,000.00	$1,018.90	$3.56	$1,000.00	$1,021.68	$3.57	0.70%

Class N Shares	$1,000.00	$1,037.10	$1.31	$1,000.00	$1,021.58	$3.67	0.72%

Class S Shares	$1,000.00	$1,017.40	$6.15	$1,000.00	$1,019.11	$6.16	1.21%

Class T Shares	$1,000.00	$1,018.20	$4.88	$1,000.00	$1,020.37	$4.89	0.96%

*	Actual Expenses Paid During Period for Class D Shares reflect only the inception period for the Fund (December 22, 2014 to December 31, 2014) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 10/365 (to reflect the period). Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (October 28, 2014 to December 31, 2014) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

INTECH U.S. Managed Volatility Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Common Stocks – 97.3%
Aerospace & Defense – 2.2%
300	Alliant Techsystems, Inc.	$34,875
1,600	General Dynamics Corp.	220,192
2,900	Lockheed Martin Corp.	558,453
700	Northrop Grumman Corp.	103,173
3,900	Raytheon Co.	421,863
2,800	TransDigm Group, Inc.	549,780

		1,888,336
Air Freight & Logistics – 0.4%
3,600	CH Robinson Worldwide, Inc.	269,604
400	FedEx Corp.	69,464

		339,068
Airlines – 2.3%
3,200	American Airlines Group, Inc.	171,616
3,400	Delta Air Lines, Inc.	167,246
38,700	Southwest Airlines Co.	1,637,784

		1,976,646
Auto Components – 0.4%
2,200	TRW Automotive Holdings Corp.*	226,270
800	Visteon Corp.*	85,488

		311,758
Automobiles – 0.2%
600	Tesla Motors, Inc.*,#	133,446
Beverages – 1.0%
1,000	Coca-Cola Co.	42,220
4,500	Constellation Brands, Inc. – Class A*	441,765
3,100	Dr Pepper Snapple Group, Inc.	222,208
200	Monster Beverage Corp.*	21,670
1,700	PepsiCo, Inc.	160,752

		888,615
Biotechnology – 2.6%
2,800	Alnylam Pharmaceuticals, Inc.*	271,600
1,100	Amgen, Inc.	175,219
700	BioMarin Pharmaceutical, Inc.*	63,280
1,200	Celgene Corp.*	134,232
6,900	Gilead Sciences, Inc.*	650,394
300	Incyte Corp.*	21,933
7,000	Medivation, Inc.*	697,270
200	Pharmacyclics, Inc.*	24,452
400	Regeneron Pharmaceuticals, Inc.*	164,100

		2,202,480
Capital Markets – 0.5%
1,000	Bank of New York Mellon Corp.	40,570
900	Goldman Sachs Group, Inc.	174,447
1,300	Invesco, Ltd.	51,376
4,000	Morgan Stanley	155,200
700	Northern Trust Corp.	47,180

		468,773
Chemicals – 1.0%
200	Ecolab, Inc.	20,904
3,100	LyondellBasell Industries NV – Class A	246,109
300	NewMarket Corp.	121,059
700	Sherwin-Williams Co.	184,128
1,300	Sigma-Aldrich Corp.	178,451
2,100	Westlake Chemical Corp.	128,289

		878,940
Commercial Banks – 0.3%
9,200	Bank of America Corp.	164,588
800	Cullen/Frost Bankers, Inc.	56,512

		221,100
Commercial Services & Supplies – 1.4%
1,500	ADT Corp.	54,345
1,300	Cintas Corp.	101,972
10,900	Covanta Holding Corp.	239,909
11,900	Republic Services, Inc.	478,975
2,800	Waste Connections, Inc.	123,172
3,100	Waste Management, Inc.	159,092

		1,157,465
Communications Equipment – 0.4%
1,000	Brocade Communications Systems, Inc.	11,840
500	F5 Networks, Inc.*	65,232
2,200	Palo Alto Networks, Inc.*	269,654

		346,726
Construction & Engineering – 0%
900	AECOM Technology Corp.*	27,333
Consumer Finance – 0.2%
800	Discover Financial Services	52,392
6,000	Navient Corp.	129,660
1,000	SLM Corp.*	10,190

		192,242
Containers & Packaging – 0.2%
1,900	Ball Corp.	129,523
Distributors – 0%
400	Genuine Parts Co.	42,628
Diversified Consumer Services – 0%
200	DeVry Education Group, Inc.	9,494
Diversified Financial Services – 0.9%
900	Berkshire Hathaway, Inc. – Class B*	135,135
1,700	CBOE Holdings, Inc.	107,814
3,300	CME Group, Inc.	292,545
100	Intercontinental Exchange, Inc.	21,929
600	McGraw Hill Financial, Inc.	53,388
1,100	Moody’s Corp.	105,391
2,000	NASDAQ OMX Group, Inc.	95,920

		812,122
Diversified Telecommunication Services – 0.7%
9,462	CenturyLink, Inc.	374,506
2,900	Frontier Communications Corp.	19,343
400	Verizon Communications, Inc.	18,712
27,400	Windstream Holdings, Inc.#	225,776

		638,337
Electric Utilities – 5.1%
3,000	American Electric Power Co., Inc.	182,160
2,200	Duke Energy Corp.	183,788
5,800	Edison International	379,784
7,600	Entergy Corp.	664,848
16,700	Exelon Corp.	619,236
2,000	FirstEnergy Corp.	77,980
5,200	Hawaiian Electric Industries, Inc.	174,096
13,200	ITC Holdings Corp.	533,676
2,000	NextEra Energy, Inc.	212,580
1,600	Northeast Utilities	85,632
16,500	Pepco Holdings, Inc.	444,345

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH U.S. Managed Volatility Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Electric Utilities – (continued)
600	Pinnacle West Capital Corp.	$40,986
7,600	PPL Corp.	276,108
5,400	Southern Co.	265,194
3,300	Westar Energy, Inc.	136,092
1,900	Xcel Energy, Inc.	68,248

		4,344,753
Electronic Equipment, Instruments & Components – 0.4%
100	Amphenol Corp. – Class A	5,381
4,600	CDW Corp.	161,782
4,400	Jabil Circuit, Inc.	96,052
1,200	National Instruments Corp.	37,308

		300,523
Energy Equipment & Services – 0.6%
1,300	Halliburton Co.	51,129
1,000	Helmerich & Payne, Inc.	67,420
3,600	National Oilwell Varco, Inc.	235,908
6,300	Superior Energy Services, Inc.	126,945

		481,402
Food & Staples Retailing – 1.7%
900	Costco Wholesale Corp.	127,575
6,700	CVS Caremark Corp.	645,277
8,900	Kroger Co.	571,469
3,700	Safeway, Inc.	129,944
100	Wal-Mart Stores, Inc.	8,588

		1,482,853
Food Products – 4.5%
1,400	Archer-Daniels-Midland Co.	72,800
10,000	ConAgra Foods, Inc.	362,800
48,600	General Mills, Inc.	2,591,838
900	Hormel Foods Corp.	46,890
6,300	Kellogg Co.	412,272
200	Keurig Green Mountain, Inc.	26,479
200	Mead Johnson Nutrition Co.	20,108
8,600	Tyson Foods, Inc. – Class A	344,774

		3,877,961
Gas Utilities – 0.8%
2,600	AGL Resources, Inc.	141,726
600	Atmos Energy Corp.	33,444
13,550	UGI Corp.	514,629

		689,799
Health Care Equipment & Supplies – 2.1%
5,100	CareFusion Corp.*	302,634
800	Cooper Cos., Inc.	129,672
4,500	Edwards Lifesciences Corp.*	573,210
2,200	Hill-Rom Holdings, Inc.	100,364
1,100	IDEXX Laboratories, Inc.*	163,097
200	Intuitive Surgical, Inc.*	105,788
800	ResMed, Inc.#	44,848
1,300	Sirona Dental Systems, Inc.*	113,581
2,400	Teleflex, Inc.	275,568

		1,808,762
Health Care Providers & Services – 9.9%
4,690	Aetna, Inc.	416,613
9,900	AmerisourceBergen Corp.	892,584
9,400	Anthem, Inc.	1,181,298
3,400	Cardinal Health, Inc.	274,482
1,600	Centene Corp.*	166,160
5,300	Cigna Corp.	545,423
11,400	Community Health Systems, Inc.	614,688
2,000	DaVita HealthCare Partners, Inc.*	151,480
10,500	HCA Holdings, Inc.	770,595
8,700	Health Net, Inc.*	465,711
5,000	Humana, Inc.	718,150
900	Laboratory Corp. of America Holdings*	97,110
1,100	LifePoint Hospitals, Inc.*	79,101
600	McKesson Corp.	124,548
7,800	Omnicare, Inc.	568,854
900	Quest Diagnostics, Inc.	60,354
3,500	Tenet Healthcare Corp.*	177,345
5,300	UnitedHealth Group, Inc.	535,777
3,200	Universal Health Services, Inc. – Class B	356,032
5,000	VCA, Inc.*	243,850

		8,440,155
Health Care Technology – 0.1%
1,100	Cerner Corp.*	71,126
Hotels, Restaurants & Leisure – 1.0%
600	Brinker International, Inc.	35,214
200	Chipotle Mexican Grill, Inc.*	136,902
600	Domino’s Pizza, Inc.	56,502
1,100	International Game Technology	18,975
7,500	Marriott International, Inc. – Class A	585,225
300	Panera Bread Co. – Class A*	52,440
100	Wyndham Worldwide Corp.	8,576

		893,834
Household Durables – 0.4%
600	Jarden Corp.*	28,728
1,500	Leggett & Platt, Inc.	63,915
4,300	Newell Rubbermaid, Inc.	163,787
800	Tempur Sealy International, Inc.*	43,928
100	Whirlpool Corp.	19,374

		319,732
Household Products – 1.4%
800	Church & Dwight Co., Inc.	63,048
500	Clorox Co.	52,105
200	Energizer Holdings, Inc.	25,712
8,100	Kimberly-Clark Corp.	935,874
1,000	Procter & Gamble Co.	91,090

		1,167,829
Information Technology Services – 0.9%
7,200	Amdocs, Ltd. (U.S. Shares)	335,916
600	Automatic Data Processing, Inc.	50,022
2,400	Broadridge Financial Solutions, Inc.	110,832
600	Fiserv, Inc.*	42,582
1,200	FleetCor Technologies, Inc.*	178,452
200	Gartner, Inc.*	16,842
1,600	Paychex, Inc.	73,872

		808,518
Insurance – 4.4%
400	ACE, Ltd. (U.S. Shares)	45,952
8,100	Allied World Assurance Co. Holdings AG	307,152
1,000	Allstate Corp.	70,250
2,000	Arch Capital Group, Ltd.*	118,200
2,000	Assurant, Inc.	136,860
2,900	Axis Capital Holdings, Ltd.	148,161
1,000	Brown & Brown, Inc.	32,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Insurance – (continued)
200	Chubb Corp.	$20,694
2,300	Endurance Specialty Holdings, Ltd.	137,632
2,700	Everest Re Group, Ltd.	459,810
2,200	FNF Group	75,790
800	Hartford Financial Services Group, Inc.	33,352
1,200	HCC Insurance Holdings, Inc.	64,224
600	Markel Corp.*	409,704
3,500	PartnerRe, Ltd.	399,455
500	ProAssurance Corp.	22,575
400	Progressive Corp.	10,796
300	Protective Life Corp.	20,895
3,100	RenaissanceRe Holdings, Ltd.	301,382
1,700	Travelers Cos., Inc.	179,945
4,500	Validus Holdings, Ltd.	187,020
400	White Mountains Insurance Group, Ltd.	252,044
5,500	WR Berkley Corp.	281,930

		3,716,733
Internet & Catalog Retail – 0.1%
200	Netflix, Inc.*	68,322
Internet Software & Services – 2.3%
1,400	AOL, Inc.	64,638
300	Equinix, Inc.	68,019
17,100	Facebook, Inc. – Class A*	1,334,142
1,200	LinkedIn Corp. – Class A*	275,652
600	Rackspace Hosting, Inc.*	28,086
3,600	Twitter, Inc.*	129,132
1,800	Yahoo!, Inc.*	90,918

		1,990,587
Leisure Products – 0%
400	Hasbro, Inc.	21,996
Life Sciences Tools & Services – 0.9%
400	Bio-Techne Corp.	36,960
500	Charles River Laboratories International, Inc.*	31,820
3,400	Illumina, Inc.*	627,572
900	Quintiles Transnational Holdings, Inc.*	52,983

		749,335
Machinery – 0.2%
5,900	Trinity Industries, Inc.	165,259
Media – 0.9%
2,600	Cablevision Systems Corp. – Class A#	53,664
800	Charter Communications, Inc. – Class A*	133,296
2,000	Cinemark Holdings, Inc.	71,160
150	Comcast Corp. – Class A	8,701
1,200	DISH Network Corp. – Class A	87,468
100	Liberty Broadband Corp. – Class C*	4,982
700	Liberty Media Corp. – Class C*	24,521
4,300	Madison Square Garden Co. – Class A*	323,618
900	Thomson Reuters Corp.	36,306
100	Time Warner, Inc.	8,542

		752,258
Metals & Mining – 2.1%
45,800	Alcoa, Inc.	723,182
7,000	Royal Gold, Inc.	438,900
7,600	Steel Dynamics, Inc.	150,024
17,300	United States Steel Corp.#	462,602

		1,774,708
Multi-Utilities – 2.8%
600	Ameren Corp.	27,678
9,900	CMS Energy Corp.	344,025
2,100	Consolidated Edison, Inc.	138,621
3,300	DTE Energy Co.	285,021
1,700	Integrys Energy Group, Inc.	132,345
5,400	NiSource, Inc.	229,068
4,500	PG&E Corp.	239,580
1,200	Public Service Enterprise Group, Inc.	49,692
400	SCANA Corp.	24,160
6,500	Sempra Energy	723,840
4,300	TECO Energy, Inc.	88,107
1,800	Vectren Corp.	83,214

		2,365,351
Multiline Retail – 0.5%
600	Big Lots, Inc.	24,012
200	Dillard’s, Inc. – Class A	25,036
900	Dollar Tree, Inc.*	63,342
9,600	JC Penney Co., Inc.*,#	62,208
1,900	Kohl’s Corp.	115,976
600	Nordstrom, Inc.	47,634
1,400	Target Corp.	106,274

		444,482
Oil, Gas & Consumable Fuels – 3.3%
1,700	Apache Corp.	106,539
4,100	Cheniere Energy, Inc.*	288,640
3,093	ConocoPhillips	213,603
1,900	Continental Resources, Inc.*	72,884
100	Devon Energy Corp.	6,121
7,500	Golar LNG, Ltd.	273,525
3,600	Hess Corp.	265,752
400	Kinder Morgan, Inc.	16,924
5,900	Marathon Oil Corp.	166,911
11,500	Newfield Exploration Co.*	311,880
1,800	ONEOK, Inc.	89,622
1,300	Phillips 66	93,210
4,400	Spectra Energy Corp.	159,720
700	Targa Resources Corp.	74,235
2,400	Tesoro Corp.	178,440
2,100	Whiting Petroleum Corp.*	69,300
5,700	Williams Cos., Inc.	256,158
12,600	WPX Energy, Inc.*	146,538

		2,790,002
Pharmaceuticals – 3.3%
3,500	Actavis PLC*	900,935
900	Allergan, Inc.	191,331
1,800	Eli Lilly & Co.	124,182
1,300	Hospira, Inc.*	79,625
400	Jazz Pharmaceuticals PLC*	65,492
9,100	Mallinckrodt PLC*	901,173
1,400	Merck & Co., Inc.	79,506
300	Salix Pharmaceuticals, Ltd.*	34,482
10,000	Zoetis, Inc.	430,300

		2,807,026
Professional Services – 0.3%
1,000	Dun & Bradstreet Corp.	120,960
500	Equifax, Inc.	40,435
100	IHS, Inc. – Class A*	11,388

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

INTECH U.S. Managed Volatility Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Professional Services – (continued)
1,700	Nielsen NV	$76,041
400	Robert Half International, Inc.	23,352

		272,176
Real Estate Investment Trusts (REITs) – 11.5%
2,900	Alexandria Real Estate Equities, Inc.	257,346
17,500	American Capital Agency Corp.	382,025
1,200	American Homes 4 Rent – Class A	20,436
900	American Tower Corp.	88,965
54,200	Annaly Capital Management, Inc.	585,902
11,800	Apartment Investment & Management Co. – Class A	438,370
3,300	AvalonBay Communities, Inc.	539,187
9,300	BioMed Realty Trust, Inc.	200,322
1,100	Boston Properties, Inc.	141,559
3,100	Camden Property Trust	228,904
2,600	Corrections Corp. of America	94,484
900	Crown Castle International Corp.	70,830
14,500	Digital Realty Trust, Inc.	961,350
1,300	Equity Commonwealth*	33,371
5,700	Equity Lifestyle Properties, Inc.	293,835
6,200	Equity Residential	445,408
1,900	Essex Property Trust, Inc.	392,540
2,600	Extra Space Storage, Inc.	152,464
2,200	Federal Realty Investment Trust	293,612
2,000	HCP, Inc.	88,060
5,700	Health Care REIT, Inc.	431,319
4,700	Healthcare Trust of America, Inc. – Class A	126,618
300	Iron Mountain, Inc.	11,598
2,500	Kilroy Realty Corp.	172,675
44,900	MFA Financial, Inc.	358,751
400	Mid-America Apartment Communities, Inc.	29,872
3,600	National Retail Properties, Inc.	141,732
8,000	Omega Healthcare Investors, Inc.#	312,560
5,600	Piedmont Office Realty Trust, Inc. – Class A	105,504
6,100	Post Properties, Inc.	358,497
300	Public Storage	55,455
2,300	Realty Income Corp.	109,733
2,100	Regency Centers Corp.	133,938
22,600	Retail Properties of America, Inc. – Class A	377,194
800	Simon Property Group, Inc.	145,688
100	SL Green Realty Corp.	11,902
4,200	Starwood Property Trust, Inc.	97,608
1,200	Taubman Centers, Inc.	91,704
31,500	Two Harbors Investment Corp.	315,630
8,600	UDR, Inc.	265,052
600	Ventas, Inc.	43,020
500	Vornado Realty Trust	58,855
4,500	Weingarten Realty Investors	157,140
600	Weyerhaeuser Co.	21,534
2,100	WP Carey, Inc.	147,210

		9,789,759
Real Estate Management & Development – 0.3%
100	Howard Hughes Corp.*	13,042
1,700	Jones Lang LaSalle, Inc.	254,881

		267,923
Road & Rail – 2.5%
1,700	Avis Budget Group, Inc.*	112,761
2,900	Con-way, Inc.	142,622
6,400	CSX Corp.	231,872
2,600	Kansas City Southern	317,278
1,900	Landstar System, Inc.	137,807
2,000	Norfolk Southern Corp.	219,220
6,000	Old Dominion Freight Line, Inc.*	465,840
500	Ryder System, Inc.	46,425
3,800	Union Pacific Corp.	452,694

		2,126,519
Semiconductor & Semiconductor Equipment – 2.6%
1,700	Avago Technologies, Ltd.	171,003
5,800	Broadcom Corp. – Class A	251,314
5,400	Intel Corp.	195,966
2,000	KLA-Tencor Corp.	140,640
1,400	Lam Research Corp.	111,076
22,100	Micron Technology, Inc.*	773,721
7,500	Skyworks Solutions, Inc.	545,325

		2,189,045
Software – 1.3%
2,400	Citrix Systems, Inc.*	153,120
1,200	Electronic Arts, Inc.*	56,418
1,500	FactSet Research Systems, Inc.	211,125
100	Intuit, Inc.	9,219
6,100	Microsoft Corp.	283,345
300	NetSuite, Inc.*	32,751
500	Red Hat, Inc.*	34,570
9,600	Symantec Corp.	246,288
1,200	Tableau Software, Inc. – Class A*	101,712

		1,128,548
Specialty Retail – 4.1%
700	AutoZone, Inc.*	433,377
7,200	Best Buy Co., Inc.	280,656
1,200	CST Brands, Inc.	52,332
2,000	DSW, Inc. – Class A	74,600
10,000	Foot Locker, Inc.	561,800
1,500	Home Depot, Inc.	157,455
3,600	L Brands, Inc.	311,580
3,200	Lowe’s Cos., Inc.	220,160
4,800	Murphy USA, Inc.*	330,528
2,800	O’Reilly Automotive, Inc.*	539,336
1,500	Ross Stores, Inc.	141,390
4,200	Sally Beauty Holdings, Inc.*	129,108
1,800	Staples, Inc.	32,616
900	Ulta Salon Cosmetics & Fragrance, Inc.	115,056
2,600	Urban Outfitters, Inc.*	91,338
300	Williams-Sonoma, Inc.	22,704

		3,494,036
Technology Hardware, Storage & Peripherals – 2.2%
11,800	Apple, Inc.	1,302,484
400	EMC Corp.	11,896
200	Hewlett-Packard Co.	8,026
3,700	Lexmark International, Inc. – Class A	152,699
4,600	NetApp, Inc.	190,670
1,600	SanDisk Corp.	156,768
800	Western Digital Corp.	88,560

		1,911,103
Textiles, Apparel & Luxury Goods – 1.2%
2,300	Deckers Outdoor Corp.*	209,392
5,000	Hanesbrands, Inc.	558,100
400	NIKE, Inc. – Class B	38,460

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Textiles, Apparel & Luxury Goods – (continued)
400	Ralph Lauren Corp.	$74,064
1,000	Under Armour, Inc. – Class A*	67,900
1,600	VF Corp.	119,840

		1,067,756
Tobacco – 5.2%
37,900	Altria Group, Inc.	1,867,333
19,100	Lorillard, Inc.	1,202,154
21,600	Reynolds American, Inc.	1,388,232

		4,457,719
Trading Companies & Distributors – 0.2%
1,600	United Rentals, Inc.*	163,216
Water Utilities – 0.5%
7,600	American Water Works Co., Inc.	405,080
Wireless Telecommunication Services – 1.0%
7,600	SBA Communications Corp. – Class A*	841,776

Total Common Stocks (cost $79,835,291)		83,112,994

Rights – 0%
Media – 0%
600	Liberty Broadband Corp.* (cost $0)	5,700

Investment Companies – 0.9%
Money Markets – 0.9%
755,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $755,000)	755,000

Investments Purchased with Cash Collateral From Securities Lending – 0.8%
684,300	Janus Cash Collateral Fund LLC, 0.0984%°°,£ (cost $684,300)	684,300

Total Investments (total cost $81,274,591) – 99.0%		84,557,994

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		845,427

Net Assets – 100%		$85,403,421

(1)	Formerly named INTECH U.S. Value Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of December 31, 2014.

#	Loaned security; a portion of the security is on loan at December 31, 2014.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

INTECH U.S. Managed Volatility Fund
Janus Cash Collateral Fund LLC	852,019	6,117,199	(6,284,918)	684,300	$–	$2,287(1)	$684,300
Janus Cash Liquidity Fund LLC	679,570	23,389,192	(23,313,762)	755,000	–	326	755,000

Total					$–	$2,613	$1,439,300

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH U.S. Managed Volatility Fund
Assets
Investments in Securities:
Common Stocks	$83,112,994	$–	$–

Rights	5,700	–	–

Investment Companies	–	755,000	–

Investment Purchased with Cash Collateral From Securities Lending	–	684,300	–

Total Assets	$83,118,694	$1,439,300	$–

12 | DECEMBER 31, 2014

Statement of Assets and Liabilities

INTECH U.S.
Managed
As of December 31, 2014 (unaudited)	Volatility Fund(1)

Assets:
Investments at cost	$81,274,591
Unaffiliated investments at value(2)	$83,118,694
Affiliated investments at value	1,439,300
Cash	71,637
Non-interested Trustees’ deferred compensation	1,729
Receivables:
Investments sold	7,233,898
Fund shares sold	1,170,805
Dividends	233,592
Other assets	1,706
Total Assets	93,271,361
Liabilities:
Collateral for securities loaned (Note 2)	684,300
Payables:
Investments purchased	7,008,865
Fund shares repurchased	98,860
Advisory fees	47,674
Fund administration fees	954
Transfer agent fees and expenses	6,079
12b-1 Distribution and shareholder servicing fees	974
Non-interested Trustees’ fees and expenses	718
Non-interested Trustees’ deferred compensation fees	1,729
Accrued expenses and other payables	17,787
Total Liabilities	7,867,940
Net Assets	$85,403,421

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

INTECH U.S.
Managed
As of December 31, 2014 (unaudited)	Volatility Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$73,111,904
Undistributed net investment income/(loss)*	(42,392)
Undistributed net realized gain/(loss) from investments*	9,050,015
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	3,283,894
Total Net Assets	$85,403,421
Net Assets - Class A Shares	$1,617,859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	159,615
Net Asset Value Per Share(3)	$10.14
Maximum Offering Price Per Share(4)	$10.76
Net Assets - Class C Shares	$1,025,560
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	102,748
Net Asset Value Per Share(3)	$9.98
Net Assets - Class D Shares	$103,822
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,357
Net Asset Value Per Share	$10.02
Net Assets - Class I Shares	$26,842,517
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,656,944
Net Asset Value Per Share	$10.10
Net Assets - Class N Shares	$35,342,891
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,509,659
Net Asset Value Per Share	$10.07
Net Assets - Class S Shares	$65,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,480
Net Asset Value Per Share	$10.11
Net Assets - Class T Shares	$20,405,283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,036,680
Net Asset Value Per Share	$10.02

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named INTECH U.S. Value Fund.
(2)	Unaffiliated investments at value includes $667,784 of securities loaned. See Note 2 in Notes to Financial Statements.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statement of Operations

INTECH U.S.
Managed
For the period ended December 31, 2014 (unaudited)	Volatility Fund(1)

Investment Income:
Affiliated securities lending income, net	$2,287
Dividends	1,334,290
Dividends from affiliates	326
Other income	121
Foreign tax withheld	(945)
Total Investment Income	1,336,079
Expenses:
Advisory fees	306,003
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,959
Class C Shares	3,839
Class S Shares	81
Transfer agent administrative fees and expenses:
Class S Shares	81
Class T Shares	25,200
Transfer agent networking and omnibus fees:
Class A Shares	714
Class C Shares	231
Class I Shares	6,823
Other transfer agent fees and expenses:
Class A Shares	121
Class C Shares	59
Class I Shares	2,083
Class N Shares	14
Class T Shares	257
Shareholder reports expense	6,911
Registration fees	72,562
Custodian fees	4,060
Professional fees	20,370
Non-interested Trustees’ fees and expenses	1,155
Fund administration fees	6,120
Other expenses	5,800
Total Expenses	464,443
Less: Excess Expense Reimbursement	(16)
Net Expenses	464,427
Net Investment Income/(Loss)	871,652
Net Realized Gain/(Loss) on Investments:
Investments	11,890,342
Total Net Realized Gain/(Loss) on Investments	11,890,342
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(10,564,637)
Total Change in Unrealized Net Appreciation/Depreciation	(10,564,637)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,197,357

(1)	Formerly named INTECH U.S. Value Fund.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	INTECH U.S. Managed Volatility
	Fund(1)
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$871,652	$1,328,982
Net realized gain/(loss) on investments	11,890,342	23,712,016
Change in unrealized net appreciation/depreciation	(10,564,637)	(1,423,119)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,197,357	23,617,879
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(17,377)	(72,796)
Class C Shares	(8,693)	(3,673)
Class D Shares	–	N/A
Class I Shares	(556,163)	(932,467)
Class N Shares	(861,822)	N/A
Class S Shares	(1,341)	(432)
Class T Shares	(465,851)	(99,586)
Net Realized Gain from Investment Transactions*
Class A Shares	(382,226)	(1,331,980)
Class C Shares	(159,813)	(105,718)
Class D Shares	–	N/A
Class I Shares	(6,070,781)	(12,722,899)
Class N Shares	(8,185,236)	N/A
Class S Shares	(15,164)	(8,539)
Class T Shares	(4,938,010)	(1,367,283)
Net Decrease from Dividends and Distributions to Shareholders	(21,662,477)	(16,645,373)

See footnotes at the end of the Statement.
See Notes to Financial Statements.

16 | DECEMBER 31, 2014

	INTECH U.S. Managed Volatility
	Fund(1)
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Capital Share Transactions:
Shares Sold
Class A Shares	321,370	2,032,224
Class C Shares	586,149	641,807
Class D Shares	104,671	N/A
Class I Shares	3,358,814	13,754,123
Class N Shares	68,085,849	N/A
Class S Shares	–	1
Class T Shares	4,863,943	18,849,842
Reinvested Dividends and Distributions
Class A Shares	320,354	1,379,794
Class C Shares	75,553	68,542
Class D Shares	–	N/A
Class I Shares	6,411,368	13,457,255
Class N Shares	9,047,058	N/A
Class S Shares	16,505	8,971
Class T Shares	5,371,421	1,464,907
Shares Repurchased
Class A Shares	(77,302)	(9,852,014)
Class C Shares	(339,735)	(245,791)
Class D Shares	–	N/A
Class I Shares	(79,648,542)	(6,703,098)
Class N Shares	(35,211,100)	N/A
Class S Shares	–	(13,130)
Class T Shares	(3,464,910)	(2,664,701)
Net Increase/(Decrease) from Capital Share Transactions	(20,178,534)	32,178,732
Net Increase/(Decrease) in Net Assets	(39,643,654)	39,151,238
Net Assets:
Beginning of period	125,047,075	85,895,837
End of period	$85,403,421	$125,047,075

Undistributed Net Investment Income/(Loss)*	$(42,392)	$997,203

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named INTECH U.S. Value Fund.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the year	INTECH U.S. Managed Volatility Fund(1)
ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$13.16	$12.45	$10.15	$10.03	$7.85	$7.36	$9.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(3)	0.12(3)	0.16	0.15	0.13	0.10	0.15
Net gain/(loss) on investments (both realized and unrealized)	0.16	2.78	2.33	0.11	2.16	0.43	(2.35)
Total from Investment Operations	0.24	2.90	2.49	0.26	2.29	0.53	(2.20)
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.11)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)
Distributions (from capital gains)*	(3.12)	(2.08)	–	–	–	–	–
Total Distributions	(3.26)	(2.19)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)
Net Asset Value, End of Period	$10.14	$13.16	$12.45	$10.15	$10.03	$7.85	$7.36
Total Return**	1.80%	24.98%	24.86%	2.71%	29.23%	7.21%	(22.01)%
Net Assets, End of Period (in thousands)	$1,618	$1,424	$7,348	$5,494	$4,980	$3,694	$3,440
Average Net Assets for the Period (in thousands)	$1,546	$8,530	$6,373	$5,099	$4,598	$3,815	$1,762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.03%	0.97%	0.92%	0.95%	1.05%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.01%	0.97%	0.92%	0.95%	1.01%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.21%	0.91%	1.37%	1.54%	1.38%	1.26%	2.28%
Portfolio Turnover Rate	91%	150%	100%	100%	108%	92%	100%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the year	INTECH U.S. Managed Volatility Fund(1)
ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$13.09	$12.43	$10.14	$9.94	$7.81	$7.35	$9.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(3)	0.04(3)	(0.08)	0.18	0.14	0.03	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.15	2.77	2.49	0.02	2.05	0.45	(2.34)
Total from Investment Operations	0.18	2.81	2.41	0.20	2.19	0.48	(2.22)
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.07)	(0.12)	–	(0.06)	(0.02)	(0.21)
Distributions (from capital gains)*	(3.12)	(2.08)	–	–	–	–	–
Total Distributions	(3.29)	(2.15)	(0.12)	–	(0.06)	(0.02)	(0.21)
Net Asset Value, End of Period	$9.98	$13.09	$12.43	$10.14	$9.94	$7.81	$7.35
Total Return**	1.31%	24.20%	23.97%	2.01%	28.03%	6.51%	(22.52)%
Net Assets, End of Period (in thousands)	$1,026	$861	$380	$147	$217	$330	$281
Average Net Assets for the Period (in thousands)	$758	$643	$206	$164	$432	$324	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.78%	1.67%	1.69%	1.72%	1.74%	1.80%	1.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.78%	1.67%	1.69%	1.61%	1.74%	1.76%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	0.31%	0.57%	0.81%	0.58%	0.51%	1.94%
Portfolio Turnover Rate	91%	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class D Shares

INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(2)

Net Asset Value, Beginning of Period	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.09)
Total from Investment Operations	(0.08)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.02
Total Return**	(0.79)%
Net Assets, End of Period (in thousands)	$104
Average Net Assets for the Period (in thousands)	$65
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.50%
Portfolio Turnover Rate	91%

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	INTECH U.S. Managed Volatility Fund(1)
June 30 and the year ended July 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009

Net Asset Value, Beginning of Period	$13.25	$12.51	$10.19	$10.07	$7.89	$7.37	$9.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(3)	0.17(3)	0.22	0.17	0.15	0.11	0.18
Net gain/(loss) on investments (both realized and unrealized)	0.18	2.80	2.32	0.12	2.16	0.45	(2.38)
Total from Investment Operations	0.26	2.97	2.54	0.29	2.31	0.56	(2.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.15)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)
Distributions (from capital gains)*	(3.12)	(2.08)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–	–(5)	–(5)
Total Distributions and Other	(3.41)	(2.23)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)
Net Asset Value, End of Period	$10.10	$13.25	$12.51	$10.19	$10.07	$7.89	$7.37
Total Return**	1.89%	25.48%	25.23%	2.96%	29.38%	7.62%	(21.96)%
Net Assets, End of Period (in thousands)	$26,843	$104,039	$77,625	$93,800	$93,695	$66,137	$59,647
Average Net Assets for the Period (in thousands)	$76,863	$86,864	$93,335	$89,976	$84,034	$69,502	$53,614
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.66%	0.67%	0.67%	0.68%	0.77%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.70%	0.66%	0.67%	0.67%	0.68%	0.75%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.18%	1.32%	1.71%	1.78%	1.64%	1.53%	2.79%
Portfolio Turnover Rate	91%	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Value Fund.
(2)	Period from December 22, 2014 (inception date) through December 31, 2014
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class N Shares

INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during the period ended December 31, 2014 (unaudited)	2014(2)

Net Asset Value, Beginning of Period	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.43
Total from Investment Operations	0.49
Less Distributions:
Dividends (from net investment income)*	(0.33)
Distributions (from capital gains)*	(3.12)
Total Distributions	(3.45)
Net Asset Value, End of Period	$10.07
Total Return**	3.71%
Net Assets, End of Period (in thousands)	$35,343
Average Net Assets for the Period (in thousands)	$61,777
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.45%
Portfolio Turnover Rate	91%

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the year	INTECH U.S. Managed Volatility Fund(1)
ended July 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009

Net Asset Value, Beginning of Period	$13.27	$12.53	$10.15	$10.02	$7.85	$7.37	$9.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(3)	0.11(3)	0.90	0.13	0.15	0.08	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.17	2.82	1.63	0.11	2.11	0.44	(2.38)
Total from Investment Operations	0.24	2.93	2.53	0.24	2.26	0.52	(2.21)
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.11)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)
Distributions (from capital gains)*	(3.12)	(2.08)	–	–	–	–	–
Total Distributions	(3.40)	(2.19)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)
Net Asset Value, End of Period	$10.11	$13.27	$12.53	$10.15	$10.02	$7.85	$7.37
Total Return**	1.74%	25.01%	25.12%	2.48%	28.81%	7.00%	(22.15)%
Net Assets, End of Period (in thousands)	$65	$64	$64	$221	$216	$214	$200
Average Net Assets for the Period (in thousands)	$64	$63	$132	$208	$254	$225	$192
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.23%	1.16%	1.15%	1.17%	1.27%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.08%	0.97%	1.09%	1.17%	1.26%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.05%	0.88%	1.41%	1.36%	1.16%	1.02%	2.43%
Portfolio Turnover Rate	91%	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Value Fund.
(2)	Period from October 28, 2014 (inception date) through December 31, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Class T Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	INTECH U.S. Managed Volatility Fund(1)
period ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$13.19	$12.48	$10.18	$10.05	$7.87	$7.37	$6.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(4)	0.14(4)	0.19	0.13	0.15	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.16	2.80	2.31	0.13	2.15	0.49	0.73
Total from Investment Operations	0.24	2.94	2.50	0.26	2.30	0.54	0.74
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.15)	(0.20)	(0.13)	(0.12)	(0.04)	–
Distributions (from capital gains)*	(3.12)	(2.08)	–	–	–	–	–
Total Distributions	(3.41)	(2.23)	(0.20)	(0.13)	(0.12)	(0.04)	–
Net Asset Value, End of Period	$10.02	$13.19	$12.48	$10.18	$10.05	$7.87	$7.37
Total Return**	1.82%	25.27%	24.84%	2.73%	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$20,405	$18,659	$479	$58	$17	$33	$1
Average Net Assets for the Period (in thousands)	$19,883	$9,758	$205	$36	$35	$20	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.90%	0.91%	0.89%	0.95%	0.99%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.90%	0.89%	0.89%	0.95%	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.32%	1.09%	1.28%	1.54%	1.39%	1.20%	2.08%
Portfolio Turnover Rate	91%	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

22 | DECEMBER 31, 2014

Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July

24 | DECEMBER 31, 2014

2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$667,784	$–	$(667,784)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management

26 | DECEMBER 31, 2014

vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

INTECH U.S. Managed Volatility Fund	All Asset Levels	0.5

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

INTECH U.S. Managed Volatility Fund	0.79

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred

28 | DECEMBER 31, 2014

compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH U.S. Managed Volatility Fund	$1,178

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2014.

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH U.S. Managed Volatility Fund - Class A Shares	-%	-%
INTECH U.S. Managed Volatility Fund - Class C Shares	-	-
INTECH U.S. Managed Volatility Fund - Class D Shares	48	0
INTECH U.S. Managed Volatility Fund - Class I Shares	-	-
INTECH U.S. Managed Volatility Fund - Class N Shares	100	42
INTECH U.S. Managed Volatility Fund - Class S Shares	100	0
INTECH U.S. Managed Volatility Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

INTECH U.S. Managed Volatility Fund	$81,451,895	$4,655,192	$(1,549,093)	$3,106,099

5.	Capital Share Transactions

	INTECH U.S. Managed Volatility
For the period ended December 31 (unaudited)	Fund
and the year ended June 30	2014(1)	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	26,024	157,909
Reinvested dividends and distributions	31,500	114,887
Shares repurchased	(6,099)	(755,014)
Net Increase/(Decrease) in Fund Shares	51,425	(482,218)
Shares Outstanding, Beginning of Period	108,190	590,408
Shares Outstanding, End of Period	159,615	108,190
Transactions in Fund Shares – Class C Shares:
Shares sold	57,594	49,224
Reinvested dividends and distributions	7,540	5,721
Shares repurchased	(28,164)	(19,749)
Net Increase/(Decrease) in Fund Shares	36,970	35,196
Shares Outstanding, Beginning of Period	65,778	30,582
Shares Outstanding, End of Period	102,748	65,778
Transactions in Fund Shares – Class D Shares:
Shares sold	10,357	N/A
Reinvested dividends and distributions	–	N/A
Shares repurchased	–	N/A
Net Increase/(Decrease) in Fund Shares	10,357	N/A
Shares Outstanding, Beginning of Period	N/A	N/A
Shares Outstanding, End of Period	10,357	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	278,221	1,050,321
Reinvested dividends and distributions	632,909	1,114,934
Shares repurchased	(6,103,388)	(520,136)
Net Increase/(Decrease) in Fund Shares	(5,192,258)	1,645,119
Shares Outstanding, Beginning of Period	7,849,202	6,204,083
Shares Outstanding, End of Period	2,656,944	7,849,202

30 | DECEMBER 31, 2014

	INTECH U.S. Managed Volatility
For the period ended December 31 (unaudited)	Fund
and the year ended June 30	2014(1)	2014

Transactions in Fund Shares – Class N Shares:
Shares sold	5,226,197	N/A
Reinvested dividends and distributions	895,748	N/A
Shares repurchased	(2,612,286)	N/A
Net Increase/(Decrease) in Fund Shares	3,509,659	N/A
Shares Outstanding, Beginning of Period	N/A	N/A
Shares Outstanding, End of Period	3,509,659	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	1,627	741
Shares repurchased	–	(956)
Net Increase/(Decrease) in Fund Shares	1,627	(215)
Shares Outstanding, Beginning of Period	4,853	5,068
Shares Outstanding, End of Period	6,480	4,853
Transactions in Fund Shares – Class T Shares:
Shares sold	378,792	1,466,675
Reinvested dividends and distributions	534,470	121,771
Shares repurchased	(291,372)	(212,007)
Net Increase/(Decrease) in Fund Shares	621,890	1,376,439
Shares Outstanding, Beginning of Period	1,414,790	38,351
Shares Outstanding, End of Period	2,036,680	1,414,790

(1)	Period from December 22, 2014 (inception date) through December 31, 2014 and October 28, 2014 (inception date) through December 31, 2014 for Class D Shares and Class N Shares, respectively.

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH U.S. Managed Volatility Fund	$107,155,491	$149,649,872	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

32 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

34 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

36 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

38 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

44 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81525	125-24-93016 02-15

semiannual report
December 31, 2014

INTECH U.S. Managed Volatility Fund II
(formerly named INTECH U.S.
Growth Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH U.S. Managed Volatility Fund II

INTECH U.S. Managed Volatility Fund II (unaudited)(closed to new investors)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, INTECH U.S. Managed Volatility Fund II returned 3.21% for its Class S Shares. This compares to the 5.57% return posted by the Russell 1000 Index, the Fund’s benchmark, and 6.34% for the Russell 1000 Growth Index, the Fund’s former benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

Effective December 17, 2014, both the name and principal investment strategy of the INTECH U.S. Growth Fund changed to reflect a “managed volatility” approach. We believe this change to the Fund’s investment strategy will provide shareholders with a smoother way to participate in equity market growth by managing downside exposure, potentially allowing for returns to compound and improve risk-adjusted returns over time.

In connection with the transition to a managed volatility strategy, the benchmark for the Fund changed to the Russell 1000 Index from the Russell 1000 Growth Index. The transition to the Russell 1000 Index is expected to provide shareholders with broader exposure to large cap U.S. equities than the previous growth-focused index.

The investment process begins with the stocks in the Russell 1000 Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The previous INTECH U.S. Growth Fund strategy focused on seeking an excess return above the benchmark while minimizing tracking error, a strategy designed to manage the relative risk of the portfolio. The new INTECH U.S. Managed Volatility Fund II strategy focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The U.S. equity market as measured by the Russell 1000 Index posted a positive return of 5.57% for the six-month period ending December 31, 2014. INTECH U.S. Managed Volatility Fund II Class S Shares underperformed the Russell 1000 Index over the period and generated a return of 3.21%.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. As compared to the Russell 1000 Growth Index, which was the Fund’s benchmark prior to the transition on December 17, 2014, the Fund was overweight, on average, the energy sector, which was the worst performing sector during the period as oil prices declined sharply. This active sector positioning was the main detractor from relative performance during the period. An overall negative selection effect, which is a residual of the investment process, also detracted from relative performance during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

We believe that the change to the Fund’s investment objective should provide a smoother path to participate in equity-market growth. Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute volatility. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the

Janus Investment Fund | 1

INTECH U.S. Managed Volatility Fund II (unaudited)(closed to new investors)

hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH U.S. Managed Volatility Fund II.

2 | DECEMBER 31, 2014

(unaudited)

INTECH U.S. Managed Volatility Fund II At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

General Mills, Inc. Food Products	3.1%
Altria Group, Inc. Tobacco	2.2%
Southwest Airlines Co. Airlines	2.0%
Apple, Inc. Technology Hardware, Storage & Peripherals	1.9%
Reynolds American, Inc. Tobacco	1.7%

10.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 3

INTECH U.S. Managed Volatility Fund II (unaudited)(closed to new investors)

Performance

Average Annual Total Return – for the periods ended December 31, 2014						Expense Ratios – per the October 28, 2014 prospectus
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Managed Volatility Fund II – Class A Shares(1)

NAV	3.29%	9.55%	15.24%	7.04%	8.69%	0.95%

MOP	–2.64%	3.24%	13.88%	6.41%	8.35%

INTECH U.S. Managed Volatility Fund II – Class C Shares(1)

NAV	2.99%	8.87%	14.35%	6.20%	8.07%	1.59%

CDSC	1.99%	7.87%	14.35%	6.20%	8.07%

INTECH U.S. Managed Volatility Fund II – Class I Shares(1)	3.44%	9.92%	15.57%	6.82%	8.69%	0.61%

INTECH U.S. Managed Volatility Fund II – Class S Shares(1)	3.21%	9.38%	15.06%	6.82%	8.69%	1.06%

INTECH U.S. Managed Volatility Fund II – Class T Shares(1)	3.34%	9.68%	15.35%	6.82%	8.69%	0.81%

Russell 1000® Index	5.57%	13.24%	15.64%	7.96%	9.63%

Russell 1000® Growth Index	6.34%	13.05%	15.81%	8.49%	9.63%

Morningstar Quartile – Class S Shares	–	3rd	2nd	3rd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	–	1,039/1,760	458/1,538	982/1,331	825/1,253

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of the predecessor fund into corresponding shares of the Fund.

Performance shown for Class A Shares reflects the historical performance of the predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the predecessor fund’s Class A Shares, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to September 30, 2004, reflects the historical performance of the predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Performance shown for Class C Shares and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund respectively prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the performance of the predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to November 28, 2005, reflects the historical performance of the predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 17, 2014, INTECH U.S. Growth Fund changed its name to INTECH U.S. Managed Volatility Fund II and changed its benchmark from the Russell 1000® Growth Index to the Russell 1000® Index. The transition to the Russell 1000® Index is intended to reflect broader exposure to large cap U.S. equities than the growth-focused index.

*	The predecessor Fund’s inception date – January 2, 2003
(1)	Closed to new investors.

Janus Investment Fund | 5

INTECH U.S. Managed Volatility Fund II (unaudited)(closed to new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,032.90	$4.82	$1,000.00	$1,020.47	$4.79	0.94%

Class C Shares	$1,000.00	$1,029.90	$8.14	$1,000.00	$1,017.19	$8.08	1.59%

Class I Shares	$1,000.00	$1,034.40	$3.08	$1,000.00	$1,022.18	$3.06	0.60%

Class S Shares	$1,000.00	$1,032.10	$5.48	$1,000.00	$1,019.81	$5.45	1.07%

Class T Shares	$1,000.00	$1,033.40	$4.20	$1,000.00	$1,021.07	$4.18	0.82%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

INTECH U.S. Managed Volatility Fund II(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Common Stocks – 98.7%
Aerospace & Defense – 1.8%
900	Alliant Techsystems, Inc.	$104,625
2,900	General Dynamics Corp.	399,098
10,300	Lockheed Martin Corp.	1,983,471
1,300	Northrop Grumman Corp.	191,607
4,000	Raytheon Co.	432,680
10,500	TransDigm Group, Inc.	2,061,675

		5,173,156
Air Freight & Logistics – 0.6%
19,100	CH Robinson Worldwide, Inc.	1,430,399
2,300	FedEx Corp.	399,418

		1,829,817
Airlines – 2.4%
11,000	American Airlines Group, Inc.	589,930
11,700	Delta Air Lines, Inc.	575,523
132,400	Southwest Airlines Co.	5,603,168

		6,768,621
Auto Components – 0.2%
3,700	TRW Automotive Holdings Corp.*	380,545
1,300	Visteon Corp.*	138,918

		519,463
Automobiles – 0.2%
2,500	Tesla Motors, Inc.*,#	556,025
Beverages – 1.3%
8,400	Coca-Cola Co.	354,648
15,100	Constellation Brands, Inc. – Class A*	1,482,367
13,000	Dr Pepper Snapple Group, Inc.	931,840
700	Monster Beverage Corp.*	75,845
10,500	PepsiCo, Inc.	992,880

		3,837,580
Biotechnology – 3.2%
9,600	Alnylam Pharmaceuticals, Inc.*	931,200
4,600	Amgen, Inc.	732,734
3,700	BioMarin Pharmaceutical, Inc.*	334,480
8,600	Celgene Corp.*	961,996
29,400	Gilead Sciences, Inc.*	2,771,244
1,000	Incyte Corp.*	73,110
20,400	Medivation, Inc.*	2,032,044
2,000	Pharmacyclics, Inc.*	244,520
2,200	Regeneron Pharmaceuticals, Inc.*	902,550
300	United Therapeutics Corp.*	38,847

		9,022,725
Capital Markets – 0.3%
1,700	Bank of New York Mellon Corp.	68,969
1,900	Goldman Sachs Group, Inc.	368,277
4,600	Invesco, Ltd.	181,792
6,100	Morgan Stanley	236,680
1,100	Northern Trust Corp.	74,140

		929,858
Chemicals – 1.6%
1,214	Ecolab, Inc.	126,887
18,900	LyondellBasell Industries NV – Class A	1,500,471
2,000	NewMarket Corp.	807,060
2,500	Sherwin-Williams Co.	657,600
6,500	Sigma-Aldrich Corp.	892,255
8,800	Westlake Chemical Corp.	537,592

		4,521,865
Commercial Banks – 0.1%
10,900	Bank of America Corp.	195,001
1,600	Cullen/Frost Bankers, Inc.	113,024

		308,025
Commercial Services & Supplies – 1.1%
4,600	ADT Corp.	166,658
5,000	Cintas Corp.	392,200
30,200	Covanta Holding Corp.	664,702
23,500	Republic Services, Inc.	945,875
9,900	Waste Connections, Inc.	435,501
11,500	Waste Management, Inc.	590,180

		3,195,116
Communications Equipment – 0.5%
3,500	Brocade Communications Systems, Inc.	41,440
3,700	F5 Networks, Inc.*	482,721
8,400	Palo Alto Networks, Inc.*	1,029,588

		1,553,749
Construction & Engineering – 0%
3,200	AECOM Technology Corp.*	97,184
Consumer Finance – 0.2%
1,400	Discover Financial Services	91,686
10,400	Navient Corp.	224,744
11,200	SLM Corp.*	114,128

		430,558
Containers & Packaging – 0.3%
11,400	Ball Corp.	777,138
Distributors – 0.1%
1,500	Genuine Parts Co.	159,855
Diversified Consumer Services – 0%
1,200	DeVry Education Group, Inc.	56,964
Diversified Financial Services – 1.0%
2,800	Berkshire Hathaway, Inc. – Class B*	420,420
8,900	CBOE Holdings, Inc.	564,438
6,400	CME Group, Inc.	567,360
100	Intercontinental Exchange, Inc.	21,929
5,900	McGraw Hill Financial, Inc.	524,982
5,700	Moody’s Corp.	546,117
3,700	NASDAQ OMX Group, Inc.	177,452

		2,822,698
Diversified Telecommunication Services – 1.0%
30,800	CenturyLink, Inc.	1,219,064
9,800	Frontier Communications Corp.	65,366
5,800	Verizon Communications, Inc.	271,324
139,400	Windstream Holdings, Inc.#	1,148,656

		2,704,410
Electric Utilities – 4.5%
6,500	American Electric Power Co., Inc.	394,680
6,800	Duke Energy Corp.	568,072
12,500	Edison International	818,500
28,100	Entergy Corp.	2,458,188
56,500	Exelon Corp.	2,095,020
6,800	FirstEnergy Corp.	265,132

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH U.S. Managed Volatility Fund II(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Electric Utilities – (continued)
12,200	Hawaiian Electric Industries, Inc.	$408,456
40,500	ITC Holdings Corp.	1,637,415
1,900	NextEra Energy, Inc.	201,951
5,600	Northeast Utilities	299,712
60,000	Pepco Holdings, Inc.	1,615,800
2,200	Pinnacle West Capital Corp.	150,282
20,200	PPL Corp.	733,866
18,300	Southern Co.	898,713
3,400	Westar Energy, Inc.	140,216
5,700	Xcel Energy, Inc.	204,744

		12,890,747
Electronic Equipment, Instruments & Components – 0.5%
1,600	Amphenol Corp. – Class A	86,096
24,300	CDW Corp.	854,631
8,100	Jabil Circuit, Inc.	176,823
8,800	National Instruments Corp.	273,592

		1,391,142
Energy Equipment & Services – 0.6%
9,300	Halliburton Co.	365,769
3,500	Helmerich & Payne, Inc.	235,970
12,700	National Oilwell Varco, Inc.	832,231
6,700	Superior Energy Services, Inc.	135,005

		1,568,975
Food & Staples Retailing – 1.4%
3,900	Costco Wholesale Corp.	552,825
14,600	CVS Caremark Corp.	1,406,126
26,700	Kroger Co.	1,714,407
8,600	Safeway, Inc.	302,032
1,700	Wal-Mart Stores, Inc.	145,996

		4,121,386
Food Products – 4.5%
8,100	Archer-Daniels-Midland Co.	421,200
27,400	ConAgra Foods, Inc.	994,072
164,600	General Mills, Inc.	8,778,118
7,100	Hormel Foods Corp.	369,910
15,700	Kellogg Co.	1,027,408
1,400	Keurig Green Mountain, Inc.	185,353
2,600	Mead Johnson Nutrition Co.	261,404
17,800	Tyson Foods, Inc. – Class A	713,602

		12,751,067
Gas Utilities – 0.6%
7,300	AGL Resources, Inc.	397,923
1,300	Atmos Energy Corp.	72,462
29,300	UGI Corp.	1,112,814

		1,583,199
Health Care Equipment & Supplies – 1.9%
5,900	CareFusion Corp.*	350,106
3,300	Cooper Cos., Inc.	534,897
16,100	Edwards Lifesciences Corp.*	2,050,818
912	Halyard Health, Inc.*	41,469
3,800	Hill-Rom Holdings, Inc.	173,356
5,000	IDEXX Laboratories, Inc.*	741,350
400	Intuitive Surgical, Inc.*	211,576
7,000	ResMed, Inc.#	392,420
5,700	Sirona Dental Systems, Inc.*	498,009
4,500	Teleflex, Inc.	516,690

		5,510,691
Health Care Providers & Services – 9.7%
15,900	Aetna, Inc.	1,412,397
31,200	AmerisourceBergen Corp.	2,812,992
32,000	Anthem, Inc.	4,021,440
11,400	Cardinal Health, Inc.	920,322
6,500	Centene Corp.*	675,025
17,900	Cigna Corp.	1,842,089
29,600	Community Health Systems, Inc.	1,596,032
6,200	DaVita HealthCare Partners, Inc.*	469,588
30,100	HCA Holdings, Inc.	2,209,039
33,500	Health Net, Inc.*	1,793,255
17,000	Humana, Inc.	2,441,710
3,900	Laboratory Corp. of America Holdings*	420,810
2,800	LifePoint Hospitals, Inc.*	201,348
3,500	McKesson Corp.	726,530
26,400	Omnicare, Inc.	1,925,352
2,700	Quest Diagnostics, Inc.	181,062
20,100	Tenet Healthcare Corp.*	1,018,467
18,100	UnitedHealth Group, Inc.	1,829,729
5,200	Universal Health Services, Inc. – Class B	578,552
11,400	VCA, Inc.*	555,978

		27,631,717
Health Care Technology – 0.1%
6,300	Cerner Corp.*	407,358
Hotels, Restaurants & Leisure – 1.5%
2,200	Brinker International, Inc.	129,118
1,200	Chipotle Mexican Grill, Inc.*	821,412
3,300	Domino’s Pizza, Inc.	310,761
31,400	Marriott International, Inc. – Class A	2,450,142
1,900	Panera Bread Co. – Class A*	332,120
1,100	Wyndham Worldwide Corp.	94,336

		4,137,889
Household Durables – 0.5%
1,100	Jarden Corp.*,#	52,668
6,900	Leggett & Platt, Inc.	294,009
13,400	Newell Rubbermaid, Inc.	510,406
4,200	Tempur Sealy International, Inc.*	230,622
1,000	Whirlpool Corp.	193,740

		1,281,445
Household Products – 1.5%
4,500	Church & Dwight Co., Inc.	354,645
2,400	Clorox Co.	250,104
200	Energizer Holdings, Inc.	25,712
27,300	Kimberly-Clark Corp.	3,154,242
4,000	Procter & Gamble Co.	364,360

		4,149,063
Information Technology Services – 1.3%
14,700	Amdocs, Ltd. (U.S. Shares)	685,828
4,200	Automatic Data Processing, Inc.	350,154
16,600	Broadridge Financial Solutions, Inc.	766,588
4,500	Fiserv, Inc.*	319,365
6,600	FleetCor Technologies, Inc.*	981,486
1,800	Gartner, Inc.*	151,578
8,500	Paychex, Inc.	392,445

		3,647,444
Insurance – 3.3%
600	ACE, Ltd. (U.S. Shares)	68,928
22,600	Allied World Assurance Co. Holdings AG	856,992
1,800	Allstate Corp.	126,450

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Insurance – (continued)
3,600	Arch Capital Group, Ltd.*	$212,760
3,700	Assurant, Inc.	253,191
6,600	Axis Capital Holdings, Ltd.	337,194
3,400	Brown & Brown, Inc.	111,894
700	Chubb Corp.	72,429
6,700	Endurance Specialty Holdings, Ltd.	400,928
10,100	Everest Re Group, Ltd.	1,720,030
7,400	FNF Group	254,930
2,800	Hartford Financial Services Group, Inc.	116,732
2,200	HCC Insurance Holdings, Inc.	117,744
1,100	Markel Corp.*	751,124
12,800	PartnerRe, Ltd.	1,460,864
1,300	Progressive Corp.	35,087
8,800	RenaissanceRe Holdings, Ltd.	855,536
2,200	Travelers Cos., Inc.	232,870
9,700	Validus Holdings, Ltd.	403,132
600	White Mountains Insurance Group, Ltd.	378,066
12,900	WR Berkley Corp.	661,254

		9,428,135
Internet & Catalog Retail – 0.1%
1,100	Netflix, Inc.*	375,771
Internet Software & Services – 2.8%
3,100	AOL, Inc.	143,127
3,852	Equinix, Inc.	873,364
58,000	Facebook, Inc. – Class A*	4,525,160
6,200	LinkedIn Corp. – Class A*	1,424,202
2,000	Rackspace Hosting, Inc.*	93,620
16,200	Twitter, Inc.*	581,094
6,300	Yahoo!, Inc.*	318,213

		7,958,780
Leisure Products – 0%
1,400	Hasbro, Inc.	76,986
Life Sciences Tools & Services – 0.9%
2,100	Bio-Techne Corp.	194,040
3,000	Charles River Laboratories International, Inc.*	190,920
11,400	Illumina, Inc.*	2,104,212
3,100	Quintiles Transnational Holdings, Inc.*	182,497

		2,671,669
Machinery – 0.3%
800	Caterpillar, Inc.	73,224
900	Pall Corp.	91,089
22,900	Trinity Industries, Inc.	641,429

		805,742
Media – 1.1%
20,400	Cablevision Systems Corp. – Class A#	421,056
4,400	Charter Communications, Inc. – Class A*	733,128
18,600	Cinemark Holdings, Inc.	661,788
700	Comcast Corp. – Class A	40,607
6,000	DISH Network Corp. – Class A	437,340
2,100	Lions Gate Entertainment Corp. (U.S. Shares)#	67,242
8,200	Madison Square Garden Co. – Class A*	617,132
3,200	Thomson Reuters Corp.	129,088

		3,107,381
Metals & Mining – 2.1%
170,300	Alcoa, Inc.	2,689,037
15,900	Royal Gold, Inc.	996,930
24,400	Steel Dynamics, Inc.	481,656
62,900	United States Steel Corp.#	1,681,946

		5,849,569
Multi-Utilities – 1.7%
1,700	Ameren Corp.	78,421
12,800	CMS Energy Corp.	444,800
4,800	Consolidated Edison, Inc.	316,848
4,800	DTE Energy Co.	414,576
3,100	Integrys Energy Group, Inc.	241,335
13,900	NiSource, Inc.	589,638
10,800	PG&E Corp.	574,992
4,300	Public Service Enterprise Group, Inc.	178,063
14,500	Sempra Energy	1,614,720
13,800	TECO Energy, Inc.	282,762
3,800	Vectren Corp.	175,674

		4,911,829
Multiline Retail – 0.6%
2,000	Big Lots, Inc.	80,040
400	Dillard’s, Inc. – Class A	50,072
3,300	Dollar Tree, Inc.*	232,254
32,600	JC Penney Co., Inc.*,#	211,248
5,500	Kohl’s Corp.	335,720
3,100	Nordstrom, Inc.	246,109
6,800	Target Corp.	516,188

		1,671,631
Oil, Gas & Consumable Fuels – 3.1%
1,700	Apache Corp.	106,539
24,500	Cheniere Energy, Inc.*	1,724,800
4,300	ConocoPhillips	296,958
10,300	Continental Resources, Inc.*	395,108
500	Devon Energy Corp.	30,605
22,000	Golar LNG, Ltd.	802,340
5,200	Hess Corp.	383,864
3,100	Kinder Morgan, Inc.	131,161
7,400	Marathon Oil Corp.	209,346
23,700	Newfield Exploration Co.*	642,744
8,800	ONEOK, Inc.	438,152
2,800	Phillips 66	200,760
7,500	Spectra Energy Corp.	272,250
5,100	Targa Resources Corp.	540,855
9,500	Tesoro Corp.	706,325
7,600	Whiting Petroleum Corp.*	250,800
30,800	Williams Cos., Inc.	1,384,152
39,400	WPX Energy, Inc.*	458,222

		8,974,981
Pharmaceuticals – 3.3%
10,824	Actavis PLC*	2,786,206
4,300	Allergan, Inc.	914,137
1,000	Bristol-Myers Squibb Co.	59,030
2,500	Eli Lilly & Co.	172,475
1,600	Hospira, Inc.*	98,000
1,700	Jazz Pharmaceuticals PLC*	278,341
30,843	Mallinckrodt PLC*	3,054,382
6,100	Merck & Co., Inc.	346,419
3,000	Salix Pharmaceuticals, Ltd.*	344,820
34,300	Zoetis, Inc.	1,475,929

		9,529,739

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

INTECH U.S. Managed Volatility Fund II(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Professional Services – 0.4%
3,500	Dun & Bradstreet Corp.	$423,360
3,000	Equifax, Inc.	242,610
1,200	IHS, Inc. – Class A*	136,656
3,700	Nielsen NV	165,501
4,800	Robert Half International, Inc.	280,224

		1,248,351
Real Estate Investment Trusts (REITs) – 11.1%
5,700	Alexandria Real Estate Equities, Inc.	505,818
65,200	American Capital Agency Corp.	1,423,316
7,800	American Tower Corp.	771,030
183,300	Annaly Capital Management, Inc.	1,981,473
40,200	Apartment Investment & Management Co. – Class A	1,493,430
11,000	AvalonBay Communities, Inc.	1,797,290
9,600	BioMed Realty Trust, Inc.	206,784
4,700	Boston Properties, Inc.	604,843
8,800	Camden Property Trust	649,792
7,600	Corrections Corp. of America	276,184
4,900	Crown Castle International Corp.	385,630
44,200	Digital Realty Trust, Inc.	2,930,460
4,400	Equity Commonwealth*	112,948
23,100	Equity Lifestyle Properties, Inc.	1,190,805
24,500	Equity Residential	1,760,080
4,400	Essex Property Trust, Inc.	909,040
11,900	Extra Space Storage, Inc.	697,816
9,700	Federal Realty Investment Trust	1,294,562
6,900	HCP, Inc.	303,807
19,600	Health Care REIT, Inc.	1,483,132
13,800	Healthcare Trust of America, Inc. – Class A	371,772
3,500	Iron Mountain, Inc.	135,310
5,400	Kilroy Realty Corp.	372,978
107,800	MFA Financial, Inc.	861,322
1,600	Mid-America Apartment Communities, Inc.	119,488
11,200	National Retail Properties, Inc.	440,944
23,200	Omega Healthcare Investors, Inc.	906,424
17,700	Piedmont Office Realty Trust, Inc. – Class A	333,468
14,200	Post Properties, Inc.	834,534
1,500	Public Storage	277,275
7,800	Realty Income Corp.#	372,138
4,200	Regency Centers Corp.	267,876
55,000	Retail Properties of America, Inc. – Class A	917,950
4,600	Simon Property Group, Inc.	837,706
500	SL Green Realty Corp.	59,510
6,900	Starwood Property Trust, Inc.	160,356
6,900	Taubman Centers, Inc.	527,298
72,400	Two Harbors Investment Corp.	725,448
24,100	UDR, Inc.	742,762
5,300	Ventas, Inc.	380,010
1,800	Vornado Realty Trust	211,878
10,300	Weingarten Realty Investors	359,676
5,600	Weyerhaeuser Co.	200,984
4,300	WP Carey, Inc.	301,430

		31,496,777
Real Estate Management & Development – 0.2%
200	Howard Hughes Corp.*	26,084
3,400	Jones Lang LaSalle, Inc.	509,762

		535,846
Road & Rail – 2.5%
11,200	Avis Budget Group, Inc.*	742,896
4,100	Con-way, Inc.	201,638
9,400	CSX Corp.	340,562
6,400	Kansas City Southern	780,992
8,200	Landstar System, Inc.	594,746
9,800	Norfolk Southern Corp.	1,074,178
18,400	Old Dominion Freight Line, Inc.*	1,428,576
700	Ryder System, Inc.	64,995
15,500	Union Pacific Corp.	1,846,515

		7,075,098
Semiconductor & Semiconductor Equipment – 2.8%
8,900	Avago Technologies, Ltd.	895,251
11,200	Broadcom Corp. – Class A	485,296
33,600	Intel Corp.	1,219,344
8,900	KLA-Tencor Corp.	625,848
5,000	Lam Research Corp.	396,700
76,300	Micron Technology, Inc.*	2,671,263
24,700	Skyworks Solutions, Inc.	1,795,937

		8,089,639
Software – 1.9%
2,300	Cadence Design Systems, Inc.*	43,631
10,100	Citrix Systems, Inc.*	644,380
4,800	Electronic Arts, Inc.*	225,672
7,800	FactSet Research Systems, Inc.	1,097,850
1,100	Intuit, Inc.	101,409
33,900	Microsoft Corp.	1,574,655
2,100	NetSuite, Inc.*	229,257
3,200	Red Hat, Inc.*	221,248
1,500	ServiceNow, Inc.*	101,775
32,000	Symantec Corp.	820,960
5,400	Tableau Software, Inc. – Class A*	457,704

		5,518,541
Specialty Retail – 4.3%
1,900	AutoZone, Inc.*	1,176,309
24,400	Best Buy Co., Inc.	951,112
4,500	CST Brands, Inc.	196,245
6,000	DSW, Inc. – Class A	223,800
20,600	Foot Locker, Inc.	1,157,308
11,700	Home Depot, Inc.	1,228,149
11,800	L Brands, Inc.	1,021,290
15,500	Lowe’s Cos., Inc.	1,066,400
18,500	Murphy USA, Inc.*	1,273,910
8,100	O’Reilly Automotive, Inc.*	1,560,222
5,700	Ross Stores, Inc.	537,282
15,100	Sally Beauty Holdings, Inc.*	464,174
6,000	Staples, Inc.	108,720
5,000	Ulta Salon Cosmetics & Fragrance, Inc.	639,200
13,700	Urban Outfitters, Inc.*	481,281
3,600	Williams-Sonoma, Inc.	272,448

		12,357,850
Technology Hardware, Storage & Peripherals – 2.6%
48,600	Apple, Inc.	5,364,468
3,600	EMC Corp.	107,064
800	Hewlett-Packard Co.	32,104
6,900	Lexmark International, Inc. – Class A	284,763
16,300	NetApp, Inc.	675,635

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Technology Hardware, Storage & Peripherals – (continued)
6,800	SanDisk Corp.	$666,264
1,500	Western Digital Corp.	166,050

		7,296,348
Textiles, Apparel & Luxury Goods – 1.7%
10,900	Deckers Outdoor Corp.*	992,336
19,400	Hanesbrands, Inc.	2,165,428
2,600	NIKE, Inc. – Class B	249,990
1,500	Ralph Lauren Corp.	277,740
7,500	Under Armour, Inc. – Class A*	509,250
10,400	VF Corp.	778,960

		4,973,704
Tobacco – 5.3%
128,400	Altria Group, Inc.	6,326,268
64,700	Lorillard, Inc.	4,072,218
73,000	Reynolds American, Inc.	4,691,710

		15,090,196
Trading Companies & Distributors – 0.4%
11,700	United Rentals, Inc.*	1,193,517
Water Utilities – 0.6%
31,300	American Water Works Co., Inc.	1,668,290
Wireless Telecommunication Services – 1.1%
27,200	SBA Communications Corp. – Class A*	3,012,672

Total Common Stocks (cost $254,101,629)		281,255,972

Investment Companies – 0.7%
Money Markets – 0.7%
1,937,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $1,937,000)	1,937,000

Investments Purchased with Cash Collateral From Securities Lending – 1.0%
2,960,014	Janus Cash Collateral Fund LLC, 0.0984%°°,£ (cost $2,960,014)	2,960,014

Total Investments (total cost $258,998,643) – 100.4%		286,152,986

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(1,118,693)

Net Assets – 100%		$285,034,293

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$285,221,558	99.7%
Norway	802,340	0.3
Canada	129,088	0.0

Total	$286,152,986	100.0%

††	Includes Cash Equivalents of 1.0%.

(1)	Formerly named INTECH U.S. Growth Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of December 31, 2014.

#	Loaned security; a portion of the security is on loan at December 31, 2014.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

INTECH U.S. Managed Volatility Fund II
Janus Cash Collateral Fund LLC	13,402,841	38,075,228	(48,518,055)	2,960,014	$–	$32,175(1)	$2,960,014
Janus Cash Liquidity Fund LLC	1,608,052	26,709,328	(26,380,380)	1,937,000	–	564	1,937,000

Total					$–	$32,739	$4,897,014

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH U.S. Managed Volatility Fund II
Assets
Investments in Securities:
Common Stocks	$281,255,972	$–	$–

Investment Companies	–	1,937,000	–

Investments Purchased with Cash Collateral From Securities Lending	–	2,960,014	–

Total Assets	$281,255,972	$4,897,014	$–

12 | DECEMBER 31, 2014

Statement of Assets and Liabilities

INTECH U.S.
Managed
As of December 31, 2014 (unaudited)	Volatility Fund II(1)

Assets:
Investments at cost	$258,998,643
Unaffiliated investments at value(2)	$281,255,972
Affiliated investments at value	4,897,014
Cash	70,174
Receivables:
Investments sold	18,987,144
Fund shares sold	196,004
Dividends	496,764
Dividends from affiliates	16
Other assets	4,551
Total Assets	305,907,639
Liabilities:
Collateral for securities loaned (Note 2)	2,960,014
Payables:
Investments purchased	17,530,245
Fund shares repurchased	173,308
Advisory fees	136,669
Fund administration fees	2,733
Transfer agent fees and expenses	36,729
12b-1 Distribution and shareholder servicing fees	8,315
Non-interested Trustees’ fees and expenses	1,990
Accrued expenses and other payables	23,343
Total Liabilities	20,873,346
Net Assets	$285,034,293

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

INTECH U.S.
Managed
As of December 31, 2014 (unaudited)	Volatility Fund II(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$340,895,620
Undistributed net investment income/(loss)*	213,713
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(83,230,626)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	27,155,586
Total Net Assets	$285,034,293
Net Assets - Class A Shares	$10,506,975
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	483,634
Net Asset Value Per Share(3)	$21.73
Maximum Offering Price Per Share(4)	$23.06
Net Assets - Class C Shares	$3,885,053
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	185,492
Net Asset Value Per Share(3)	$20.94
Net Assets - Class I Shares	$192,864,986
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,945,936
Net Asset Value Per Share	$21.56
Net Assets - Class S Shares	$11,864,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	547,255
Net Asset Value Per Share	$21.68
Net Assets - Class T Shares	$65,912,513
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,069,768
Net Asset Value Per Share	$21.47

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named INTECH U.S. Growth Fund.
(2)	Unaffiliated investments at value includes $2,887,190 of securities loaned. See Note 2 in Notes to Financial Statements.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statement of Operations

INTECH U.S.
Managed
For the period ended December 31, 2014 (unaudited)	Volatility Fund II(1)

Investment Income:
Affiliated securities lending income, net	$32,175
Dividends	3,030,675
Dividends from affiliates	564
Other income	5,037
Foreign tax withheld	(1,930)
Total Investment Income	3,066,521
Expenses:
Advisory fees	821,750
12b-1 Distribution and shareholder servicing fees:
Class A Shares	12,733
Class C Shares	18,827
Class S Shares	15,079
Transfer agent administrative fees and expenses:
Class S Shares	15,079
Class T Shares	79,278
Transfer agent networking and omnibus fees:
Class A Shares	5,378
Class C Shares	18
Class I Shares	45,729
Other transfer agent fees and expenses:
Class A Shares	975
Class C Shares	296
Class I Shares	4,790
Class S Shares	142
Class T Shares	345
Shareholder reports expense	8,761
Registration fees	36,303
Custodian fees	3,170
Professional fees	20,265
Non-interested Trustees’ fees and expenses	3,085
Fund administration fees	16,435
Other expenses	10,942
Total Expenses	1,119,380
Net Expenses	1,119,380
Net Investment Income/(Loss)	1,947,141
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	50,690,785
Total Net Realized Gain/(Loss) on Investments	50,690,785
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(41,526,447)
Total Change in Unrealized Net Appreciation/Depreciation	(41,526,447)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,111,479

(1)	Formerly named INTECH U.S. Growth Fund.

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	INTECH U.S.
	Managed
	Volatility Fund II(1)
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$1,947,141	$2,240,242
Net realized gain/(loss) on investments	50,690,785	55,502,434
Change in unrealized net appreciation/depreciation	(41,526,447)	11,394,612
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,111,479	69,137,288
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(64,626)	(28,408)
Class C Shares	(1,450)	–
Class I Shares	(2,038,591)	(1,751,394)
Class S Shares	(42,198)	(64,467)
Class T Shares	(489,539)	(204,185)
Net Realized Gain from Investment Transactions*
Class A Shares	–	–
Class C Shares	–	–
Class I Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(2,636,404)	(2,048,454)
Capital Share Transactions:
Shares Sold
Class A Shares	5,015,789	2,367,010
Class C Shares	406,108	299,315
Class I Shares	10,294,397	23,374,440
Class S Shares	888,908	2,919,449
Class T Shares	9,900,098	48,423,406
Reinvested Dividends and Distributions
Class A Shares	55,243	23,453
Class C Shares	930	–
Class I Shares	1,345,063	1,431,345
Class S Shares	42,131	64,414
Class T Shares	487,476	202,598
Shares Repurchased
Class A Shares	(2,687,929)	(1,508,457)
Class C Shares	(394,569)	(574,200)
Class I Shares	(69,551,244)	(52,386,589)
Class S Shares	(1,630,118)	(13,773,253)
Class T Shares	(5,695,466)	(12,035,194)
Net Increase/(Decrease) from Capital Share Transactions	(51,523,183)	(1,172,263)
Net Increase/(Decrease) in Net Assets	(43,048,108)	65,916,571
Net Assets:
Beginning of period	328,082,401	262,165,830
End of period	$285,034,293	$328,082,401

Undistributed Net Investment Income/(Loss)*	$213,713	$902,976

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named INTECH U.S. Growth Fund.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	INTECH U.S. Managed Volatility Fund II(1)
year ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$21.17	$16.80	$14.43	$14.07	$10.52	$9.80	$12.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(3)	0.09(3)	0.33	0.16	0.23	0.14	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.59	4.36	2.19	0.29	3.44	0.64	(3.11)
Total from Investment Operations	0.70	4.45	2.52	0.45	3.67	0.78	(2.97)
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.08)	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(0.14)	(0.08)	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)
Net Asset Value, End of Period	$21.73	$21.17	$16.80	$14.43	$14.07	$10.52	$9.80
Total Return**	3.29%	26.56%	17.57%	3.26%	35.03%	7.97%	(22.92)%
Net Assets, End of Period (in thousands)	$10,507	$7,812	$5,445	$7,328	$9,208	$11,914	$18,215
Average Net Assets for the Period (in thousands)	$10,046	$6,662	$6,267	$8,624	$9,550	$17,116	$20,041
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.95%	0.90%	0.92%	0.86%	0.90%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.95%	0.90%	0.92%	0.86%	0.90%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.00%	0.48%	0.85%	0.65%	0.62%	0.71%	1.01%
Portfolio Turnover Rate	109%	110%	81%	84%	96%	117%	119%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	INTECH U.S. Managed Volatility Fund II(1)
year ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$20.35	$16.18	$13.92	$13.58	$10.15	$9.50	$12.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(3)	(0.03)(3)	0.04	(0.28)	(0.22)	(0.14)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.57	4.20	2.28	0.62	3.65	0.81	(2.88)
Total from Investment Operations	0.60	4.17	2.32	0.34	3.43	0.67	(2.93)
Less Distributions and Other:
Dividends (from net investment income)*	(0.01)	–	(0.06)	–	–	(0.02)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–	–	–(4)	–
Total Distributions and Other	(0.01)	–	(0.06)	–	–	(0.02)	(0.02)
Net Asset Value, End of Period	$20.94	$20.35	$16.18	$13.92	$13.58	$10.15	$9.50
Total Return**	2.94%	25.77%	16.70%	2.50%	33.79%	7.05%	(23.53)%
Net Assets, End of Period (in thousands)	$3,885	$3,761	$3,232	$2,742	$3,717	$3,928	$4,921
Average Net Assets for the Period (in thousands)	$3,713	$3,521	$2,999	$3,089	$4,005	$4,571	$5,469
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.59%	1.59%	1.60%	1.71%	1.71%	2.82%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.59%	1.59%	1.60%	1.71%	1.70%	1.93%	1.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%	(0.15)%	0.15%	(0.15)%	(0.25)%	(0.32)%	0.21%
Portfolio Turnover Rate	109%	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Growth Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	INTECH U.S. Managed Volatility Fund II(1)
ended June 30 and the year ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$21.03	$16.68	$14.35	$13.97	$10.45	$9.72	$12.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.16(3)	0.18	0.13	0.13	0.12	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.59	4.33	2.36	0.37	3.55	0.69	(3.07)
Total from Investment Operations	0.72	4.49	2.54	0.50	3.68	0.81	(2.95)
Less Distributions and Other:
Dividends (from net investment income)*	(0.19)	(0.14)	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.19)	(0.14)	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)
Net Asset Value, End of Period	$21.56	$21.03	$16.68	$14.35	$13.97	$10.45	$9.72
Total Return**	3.44%	27.02%	17.89%	3.64%	35.31%	8.29%	(22.76)%
Net Assets, End of Period (in thousands)	$192,865	$244,747	$218,980	$264,411	$323,567	$379,401	$807,347
Average Net Assets for the Period (in thousands)	$236,255	$232,771	$258,682	$287,232	$329,686	$768,204	$857,115
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.61%	0.58%	0.62%	0.63%	0.62%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.61%	0.58%	0.62%	0.63%	0.61%	0.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.25%	0.83%	1.20%	0.95%	0.84%	1.00%	1.30%
Portfolio Turnover Rate	109%	110%	81%	84%	96%	117%	119%

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	INTECH U.S. Managed Volatility Fund II(1)
year ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009

Net Asset Value, Beginning of Period	$21.08	$16.73	$14.39	$14.02	$10.48	$9.77	$12.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(3)	0.08(3)	0.15	(0.06)	0.33	0.20	0.33
Net gain/(loss) on investments (both realized and unrealized)	0.59	4.33	2.33	0.49	3.31	0.56	(3.30)
Total from Investment Operations	0.68	4.41	2.48	0.43	3.64	0.76	(2.97)
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	(0.06)	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.08)	(0.06)	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)
Net Asset Value, End of Period	$21.68	$21.08	$16.73	$14.39	$14.02	$10.48	$9.77
Total Return**	3.21%	26.40%	17.36%	3.14%	34.77%	7.73%	(23.09)%
Net Assets, End of Period (in thousands)	$11,865	$12,212	$18,867	$17,270	$13,963	$15,629	$20,051
Average Net Assets for the Period (in thousands)	$11,899	$18,031	$17,704	$15,590	$14,606	$18,507	$40,058
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.06%	1.06%	1.07%	1.07%	1.12%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.06%	1.06%	1.07%	1.07%	1.12%	1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.83%	0.41%	0.70%	0.52%	0.40%	0.49%	0.77%
Portfolio Turnover Rate	109%	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Growth Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class T Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	INTECH U.S. Managed Volatility Fund II(1)
period ended July 31, 2009	2014	2014	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$20.93	$16.62	$14.33	$13.96	$10.48	$9.76	$8.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(4)	0.11(4)	0.26	0.12	0.11	0.06	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.58	4.33	2.24	0.33	3.54	0.73	0.77
Total from Investment Operations	0.70	4.44	2.50	0.45	3.65	0.79	0.78
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.13)	(0.21)	(0.10)	(0.17)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	0.02	–	–	–
Total Distributions and Other	(0.16)	(0.13)	(0.21)	(0.08)	(0.17)	(0.07)	–
Net Asset Value, End of Period	$21.47	$20.93	$16.62	$14.33	$13.96	$10.48	$9.76
Total Return**	3.34%	26.78%	17.61%	3.45%	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$65,913	$59,551	$15,642	$85	$58	$14	$1
Average Net Assets for the Period (in thousands)	$62,543	$35,830	$4,390	$74	$33	$10	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.81%	0.81%	0.83%	0.76%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.81%	0.81%	0.81%	0.76%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.10%	0.58%	0.82%	0.79%	0.63%	0.67%	0.72%
Portfolio Turnover Rate	109%	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Growth Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which

20 | DECEMBER 31, 2014

fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that

22 | DECEMBER 31, 2014

such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$2,887,190	$–	$(2,887,190)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC.

24 | DECEMBER 31, 2014

An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

INTECH U.S. Managed Volatility Fund II	All Asset Levels	0.50

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

INTECH U.S. Managed Volatility Fund II	0.83	0.76

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred

26 | DECEMBER 31, 2014

compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH U.S. Managed Volatility Fund II	$615

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH U.S. Managed Volatility Fund II	$59

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

INTECH U.S. Managed Volatility Fund II	$259,451,039	$29,911,254	$(3,209,307)	$26,701,947

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

		No Expiration		Accumulated
Fund	June 30, 2018	Short-Term	Long-Term	Capital Losses

INTECH U.S. Managed Volatility Fund II	$(133,385,703)	$–	$–	$(133,385,703)

5.	Capital Share Transactions

For the period ended December 31	INTECH U.S. Managed Volatility Fund II
(unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	238,871	121,163
Reinvested dividends and distributions	2,531	1,207
Shares repurchased	(126,853)	(77,486)
Net Increase/(Decrease) in Fund Shares	114,549	44,884
Shares Outstanding, Beginning of Period	369,085	324,201
Shares Outstanding, End of Period	483,634	369,085
Transactions in Fund Shares – Class C Shares:
Shares sold	19,918	16,119
Reinvested dividends and distributions	44	–
Shares repurchased	(19,230)	(31,086)
Net Increase/(Decrease) in Fund Shares	732	(14,967)
Shares Outstanding, Beginning of Period	184,760	199,727
Shares Outstanding, End of Period	185,492	184,760
Transactions in Fund Shares – Class I Shares:
Shares sold	484,504	1,235,736
Reinvested dividends and distributions	62,070	74,279
Shares repurchased	(3,240,088)	(2,799,162)
Net Increase/(Decrease) in Fund Shares	(2,693,514)	(1,489,147)
Shares Outstanding, Beginning of Period	11,639,450	13,128,597
Shares Outstanding, End of Period	8,945,936	11,639,450
Transactions in Fund Shares – Class S Shares:
Shares sold	42,415	148,218
Reinvested dividends and distributions	1,934	3,326
Shares repurchased	(76,393)	(700,012)
Net Increase/(Decrease) in Fund Shares	(32,044)	(548,468)
Shares Outstanding, Beginning of Period	579,299	1,127,767
Shares Outstanding, End of Period	547,255	579,299

28 | DECEMBER 31, 2014

For the period ended December 31	INTECH U.S. Managed Volatility Fund II
(unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	474,284	2,511,404
Reinvested dividends and distributions	22,589	10,552
Shares repurchased	(272,222)	(617,747)
Net Increase/(Decrease) in Fund Shares	224,651	1,904,209
Shares Outstanding, Beginning of Period	2,845,117	940,908
Shares Outstanding, End of Period	3,069,768	2,845,117

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH U.S. Managed Volatility Fund II	$348,440,703	$402,715,173	$–	$–

7.	Pending Reorganization

At a meeting held on November 5, 2014, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization that provides for the merger of the Fund with and into INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund) (the “Merger”). The Merger is designed to streamline the Janus mutual funds platform and consolidate similar funds, which effective December 17, 2014, have identical investment strategies and risks, and the same benchmark index. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of INTECH U.S. Managed Volatility Fund approximately equivalent in dollar value to Fund shares owned immediately prior to the Merger. The closing date of the Merger is expected to be on or about April 24, 2015. After the Merger is completed, the Fund will be liquidated. The Merger is expected to qualify as a tax-free reorganization. Shareholders should not realize taxable gain or loss as a direct result of the Merger, nor will shareholders pay expenses associated with the Merger. The Merger, however, may accelerate distributions, which may be taxable, as the tax year for the Fund will end on the date of the Merger.

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

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providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

42 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Notes

44 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81316	125-24-93017 02-15

semiannual report
December 31, 2014

Janus Diversified Alternatives Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Diversified Alternatives Fund

Janus Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT
We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.
John Fujiwara co-portfolio manager	Andrew Weisman co-portfolio manager	Richard R Lindsey co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, Janus Diversified Alternatives Fund’s Class I Shares returned 3.34%, compared with a return of 1.96% for its primary benchmark, the Barclays U.S. Aggregate Bond Index, and 1.69% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

A strengthening U.S. economy amid weakening foreign economies created market conditions that drove large cap equities higher and sovereign rates lower. Corporate earnings prospects remained mostly intact while a weaker global economy helped keep inflation tame. The S&P 500 Index, a broad measure of U.S. equity performance, gained while yields on eurozone sovereigns touched record lows.

With the labor market strong and U.S. gross domestic product growth gathering momentum, the Federal Reserve (Fed) remained on track to hike its benchmark interest rate in mid-2015. Major central banks abroad, however, were set to deploy aggressive monetary stimulus. Due to divergence between the U.S. and much of the world in growth and central bank policy, the U.S. dollar strengthened against most major currencies. Meanwhile, global demand for many commodities, particularly crude oil, slowed. Several commodity-producing emerging market countries were pushed into or toward recession, like Brazil and Russia. Market volatility spiked at times during the quarter amid investor anxiety about global growth.

PERFORMANCE DISCUSSION

We invest in a portfolio of traditional and nontraditional investable risk-premium strategies derived from equity, fixed income, currency and commodity investments. By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return with significantly less volatility than stocks and bonds.

The Fund outperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index and its secondary benchmark, LIBOR +3%, on a semiannual basis.

Our currency momentum strategy contributed the most to semiannual performance. Specifically, the strategy benefited from a sustained rally by the U.S. dollar against a basket of foreign currencies. U.S. dollar strength was mostly fueled by central bank divergence, in our view. The Fed signaled to the market that it was preparing to raise rates in 2015 as economic data during the fourth quarter showed U.S. growth was gathering momentum. In contrast, the Bank of Japan increased its quantitative easing (QE) program while the European Central Bank (ECB) President Mario Draghi hinted that the ECB may launch a QE program of its own in 2015. The upward trend of the U.S. dollar was also fueled by its historically inverse relationship to crude oil prices, which plunged toward the end of 2014.

While our three commodities strategies helped returns, the Fund mainly benefited from its commodity roll yield strategy. This strategy seeks to gain from longer-term commodity deliveries rather than shorter-term deliveries. Specifically, our positioning in natural gas helped us after harsh winter temperatures failed to materialize, and the spot price for natural gas declined.

Our rates momentum strategy, which seeks to capture a sustained directional trend in interest rates, contributed to returns amid a steady decline in long-end rates. The yield of the bellwether 10-year German bund steadily declined, especially in the fourth quarter, touching record lows beneath 0.55%. A flagging eurozone economy on top of the region’s disinflation stoked speculation that the ECB would step up monetary stimulus.

The equity emerging strategy was the largest detractor from performance. The strategy favors emerging market (EM) stocks over stocks of developed markets. Lower commodity prices sparked wholesale selling in EM companies as many of their home countries are major commodity producers, such as Russia and Brazil.

Janus Investment Fund | 1

Janus Diversified Alternatives Fund (unaudited)

Moreover, EM currencies weakened considerably against the U.S. dollar, and that hurt EM securities generally.

Our currency carry strategy was also a detractor. The strategy invests in higher-yielding currencies and sells lower-yielding ones while seeking to gain from the difference. However, higher yielding currencies like New Zealand had losses after these currencies weakened against the U.S. dollar.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions contributed to performance. Please see “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return with significantly less volatility than stocks and bonds.

Since we don’t believe anyone is good at forecasting future returns, we are indifferent to asset class performances; however, we do develop forecasts of volatility and correlation (similarity of asset class movements) and build that into our portfolio construction process. These forecasts represent what we think the contributions to portfolio risk will be with respect to each of these relatively independent sources of return. Our goal is to estimate from a forward-looking standpoint what volatility and correlation are going to look like over the next quarter and to weight the portfolio so no one risk factor is allowed to dominate.

While we do not believe in forecasting a market’s particular direction, it does appear that market volatility is creeping back.

Amid greater market volatility, we intend to maintain our approach of evenly distributing risk across the Fund using our risk premia strategies. A key way to do this is to favor strategies which are less correlated to the overall market.

For example, fixed-income returns have exhibited lower correlation to the overall market, so we increased our weighting in our rates momentum and credit strategies. We increased our weightings in our commodity strategies for this reason. Equities have shown higher correlation, so we trimmed our exposure to our equity momentum strategy. Changes in strategies are made according to our risk allocation methodology, which is designed so no one risk premium contributes disproportionately to the overall risk of the portfolio.

Thank you for investing in Janus Diversified Alternatives Fund.

2 | DECEMBER 31, 2014

(unaudited)

Janus Diversified Alternatives Fund At A Glance

Asset Allocation
As of December 31, 2014

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Investment Fund | 3

Janus Diversified Alternatives Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014				Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Diversified Alternatives Fund – Class A Shares

NAV	3.25%	2.62%	0.79%	1.50%	1.50%

MOP	–2.68%	–3.24%	–2.14%

Janus Diversified Alternatives Fund – Class C Shares

NAV	2.86%	2.44%	0.35%	2.26%	2.25%

CDSC	1.86%	1.44%	0.35%

Janus Diversified Alternatives Fund – Class D Shares(1)	3.35%	2.62%	0.89%	1.42%	1.41%

Janus Diversified Alternatives Fund – Class I Shares	3.34%	2.72%	0.99%	1.26%	1.25%

Janus Diversified Alternatives Fund – Class N Shares	3.44%	2.82%	1.04%	1.25%	1.25%

Janus Diversified Alternatives Fund – Class S Shares	3.05%	2.43%	0.59%	1.75%	1.75%

Janus Diversified Alternatives Fund – Class T Shares	3.25%	2.72%	0.84%	1.51%	1.50%

Barclays U.S. Aggregate Bond Index	1.96%	5.97%	1.83%

London Interbank Offered Rate (LIBOR) + 3%	1.69%	3.52%	3.74%**

Morningstar Quartile – Class I Shares	–	2nd	4th

Morningstar Ranking – based on total returns for Multialternative Funds	–	170/383	233/293

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Janus Capital has limited experience managing a risk premia investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Until the earlier of three years from inception or the Fund’s assets exceeding the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2012
**	The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Diversified Alternatives Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,032.50	$7.79	$1,000.00	$1,017.54	$7.73	1.52%

Class C Shares	$1,000.00	$1,028.60	$11.66	$1,000.00	$1,013.71	$11.57	2.28%

Class D Shares	$1,000.00	$1,033.50	$7.48	$1,000.00	$1,017.85	$7.43	1.46%

Class I Shares	$1,000.00	$1,033.40	$6.51	$1,000.00	$1,018.80	$6.46	1.27%

Class N Shares	$1,000.00	$1,034.40	$6.46	$1,000.00	$1,018.85	$6.41	1.26%

Class S Shares	$1,000.00	$1,030.50	$9.01	$1,000.00	$1,016.33	$8.94	1.76%

Class T Shares	$1,000.00	$1,032.50	$7.74	$1,000.00	$1,017.59	$7.68	1.51%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Investment Companies – 6.2%
Money Markets – 6.2%
4,144,867	Janus Cash Liquidity Fund LLC, 0.1008%(a),°°,£ (cost $4,144,867)	$4,144,867

Total Investments (total cost $4,144,867) – 6.2%		4,144,867

Cash, Receivables and Other Assets, net of Liabilities – 93.8%		62,257,044

Net Assets – 100%		$66,401,911

Schedule of Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value	(Depreciation)

HSBC Securities (USA), Inc.:
Australian Dollar 1/9/15	(590,000)	$(481,400)	$3,984
British Pound 1/9/15	(26,000)	(40,517)	186
Canadian Dollar 1/9/15	78,000	67,148	8
Euro 1/9/15	(239,000)	(289,180)	(1,736)
Japanese Yen 1/9/15	46,500,000	388,288	(2,791)
New Zealand Dollar 1/9/15	(455,000)	(354,639)	4,635
Norwegian Krone 1/9/15	(1,520,000)	(204,060)	166
Swedish Krona 1/9/15	2,720,000	349,155	(19)
Swiss Franc 1/9/15	389,000	391,412	2,437

Total		$(173,793)	$6,870

Schedule of Futures – Long

Unrealized
Appreciation/
Description	(Depreciation)

10-Year U.S. Treasury Note expires March 2015 29 contracts principal amount $3,664,422 value $3,677,109	$12,687
Copper(a) expires May 2015 11 contracts principal amount $790,138 value $776,463	(13,675)
Euro-Bund expires March 2015 29 contracts principal amount $5,391,537 value $5,500,548	109,011
Gold(a) expires April 2015 6 contracts principal amount $708,120 value $710,940	2,820
Live Cattle(a) expires June 2015 12 contracts principal amount $770,811 value $743,520	(27,291)
S&P® 500 E-mini expires March 2015 37 contracts principal amount $3,848,381 value $3,796,940	(51,441)
Silver(a) expires May 2015 7 contracts principal amount $551,625 value $547,120	(4,505)
Soybean(a) expires November 2015 15 contracts principal amount $735,840 value $754,125	18,285
U.S. Dollar Index expires March 2015 115 contracts principal amount $10,229,836 value $10,424,405	194,569
Wheat(a) expires July 2015 24 contracts principal amount $710,357 value $717,000	6,643

Total Futures – Long	$247,103

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

Brent Crude(a) expires May 2015 15 contracts principal amount $929,468 value $903,300	$26,168
Coffee ’C’(a) expires May 2015 15 contracts principal amount $1,043,092 value $952,313	90,779
Corn(a) expires May 2015 45 contracts principal amount $888,758 value $912,938	(24,180)
Cotton(a) expires May 2015 30 contracts principal amount $915,617 value $916,050	(433)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund | 7

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2014

Unrealized
Appreciation/
Description	(Depreciation)

Soybean(a) expires May 2015 3 contracts principal amount $151,500 value $154,575	$(3,075)
Sugar #11 (World)(a) expires May 2015 56 contracts principal amount $1,001,239 value $935,782	65,457
WTI Crude(a) expires May 2015d 17 contracts principal amount $1,089,153 value $934,320	154,833

Total Futures – Short	$309,549

Total Return Swaps outstanding at December 31, 2014

					Unrealized
	Return Paid	Return Received		Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Termination Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	1/6/15	$8,900,000	$26,843
BNP Paribas	1 month USD LIBOR minus 10 basis points	Russell 2000® Total Return Index	1/8/15	7,500,019	213,752
BNP Paribas	Russell 1000® Total Return Index	1 month USD LIBOR plus 20 basis points	1/8/15	(7,500,030)	17,469
BNP Paribas(a)	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	1/5/15	9,500,000	151,576
Goldman Sachs International	1 month USD LIBOR plus 40 basis points	S&P 500® Citigroup Pure Value	1/9/15	8,299,215	48,529
Goldman Sachs International	1 month USD LIBOR plus 48 basis points	MSCI Daily Total Return Net Emerging Markets	1/9/15	4,199,940	(193,424)
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR plus 25 basis points	1/9/15	(4,200,919)	65,996
Goldman Sachs International	S&P 500® Citigroup Pure Growth	1 month USD LIBOR plus 20 basis points	1/9/15	(8,296,198)	69,187

Total					$399,928

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8 | DECEMBER 31, 2014

Notes to Consolidated Schedule of Investments and Other Information(unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

°°	Rate shown is the 7-day yield as of December 31, 2014.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Diversified Alternatives Fund
Janus Cash Liquidity Fund LLC	10,255,772	22,394,022	(28,504,927)	4,144,867	$–	$2,858	$4,144,867

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Diversified Alternatives Fund
Assets
Investments in Securities:
Investment Companies	$–	$4,144,867	$–

Total Investments in Securities	$–	$4,144,867	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$11,416	$–
Outstanding Swap Contracts at Value	–	593,352	–
Variation Margin Receivable	118,541	–	–

Total Assets	$118,541	$4,749,635	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$4,546	$–
Outstanding Swap Contracts at Value	–	193,424	–
Variation Margin Payable	121,438	–	–

Total Liabilities	$121,438	$197,970	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 9

Consolidated Statement of Assets and Liabilities

Janus Diversified
As of December 31, 2014 (unaudited)	Alternatives Fund

Assets:
Investments at cost	$4,144,867
Affiliated investments at value	4,144,867
Cash	60,514
Restricted cash (Note 1)	61,900,000
Forward currency contracts	11,416
Outstanding swap contracts at value	593,352
Variation margin receivable	118,541
Non-interested Trustees’ deferred compensation	1,362
Receivables:
Fund shares sold	8,117
Dividends from affiliates	381
Foreign dividend tax reclaim	2,609
Other assets	1,243
Total Assets	66,842,402
Liabilities:
Forward currency contracts	4,546
Outstanding swap contracts at value	193,424
Variation margin payable	121,438
Payables:
Investments purchased	1,362
Fund shares repurchased	43,152
Advisory fees	27,475
Fund administration fees	576
Transfer agent fees and expenses	1,330
12b-1 Distribution and shareholder servicing fees	2,009
Non-interested Trustees’ fees and expenses	419
Accrued expenses and other payables	44,760
Total Liabilities	440,491
Net Assets	$66,401,911

See Notes to Consolidated Financial Statements.

10 | DECEMBER 31, 2014

Janus Diversified
As of December 31, 2014 (unaudited)	Alternatives Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$65,426,246
Undistributed net investment income/(loss)*	(1,223,639)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	1,235,690
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	963,614
Total Net Assets	$66,401,911
Net Assets - Class A Shares	$1,656,340
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	164,240
Net Asset Value Per Share(1)	$10.08
Maximum Offering Price Per Share(2)	$10.69
Net Assets - Class C Shares	$1,551,061
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	155,280
Net Asset Value Per Share(1)	$9.99
Net Assets - Class D Shares	$3,007,761
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	297,672
Net Asset Value Per Share	$10.10
Net Assets - Class I Shares	$2,274,575
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	224,664
Net Asset Value Per Share	$10.12
Net Assets - Class N Shares	$54,970,036
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,423,817
Net Asset Value Per Share	$10.13
Net Assets - Class S Shares	$1,387,834
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	138,231
Net Asset Value Per Share	$10.04
Net Assets - Class T Shares	$1,554,304
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	154,099
Net Asset Value Per Share	$10.09

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 11

Consolidated Statement of Operations

Janus Diversified
For the period ended December 31, 2014 (unaudited)	Alternatives Fund

Investment Income:
Dividends from affiliates	$2,858
Foreign tax withheld	(182)
Total Investment Income	2,676
Expenses:
Advisory fees	430,561
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,626
Class C Shares	9,270
Class S Shares	2,226
Transfer agent administrative fees and expenses:
Class D Shares	2,060
Class S Shares	2,226
Class T Shares	2,454
Transfer agent networking and omnibus fees:
Class A Shares	20
Class I Shares	124
Other transfer agent fees and expenses:
Class A Shares	128
Class C Shares	128
Class D Shares	1,475
Class I Shares	58
Class N Shares	63
Class T Shares	51
Shareholder reports expense	20,405
Registration fees	72,428
Custodian fees	5,555
Professional fees	25,524
Non-interested Trustees’ fees and expenses	264
Fund administration fees	3,479
Other expenses	17,705
Total Expenses	598,830
Less: Excess Expense Reimbursement	(140,838)
Net Expenses	457,992
Net Investment Income/(Loss)	(455,316)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(103,881)
Futures contracts	1,962,156
Swap contracts	152,138
Total Net Realized Gain/(Loss) on Investments	2,010,413
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,989
Futures contracts	240,669
Swap contracts	401,963
Total Change in Unrealized Net Appreciation/Depreciation	646,621
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,201,718

See Notes to Consolidated Financial Statements.

12 | DECEMBER 31, 2014

Consolidated Statements of Changes in Net Assets

	Janus Diversified
	Alternatives Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$(455,316)	$(995,203)
Net realized gain/(loss) on investments	2,010,413	1,720,858
Change in unrealized net appreciation/depreciation	646,621	(411,372)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,201,718	314,283
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class N Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Realized Gain from Investment Transactions*
Class A Shares	(12,896)	–
Class C Shares	(12,191)	–
Class D Shares	(22,821)	–
Class I Shares	(17,640)	–
Class N Shares	(426,554)	–
Class S Shares	(10,853)	–
Class T Shares	(12,073)	–
Net Decrease from Dividends and Distributions to Shareholders	(515,028)	–

See footnotes at the end of the Consolidated Statements.
See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 13

Consolidated Statements of Changes in Net Assets  (continued)

	Janus Diversified
	Alternatives Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Capital Share Transactions:
Shares Sold
Class A Shares	104,463	531,192
Class C Shares	170,002	5,000
Class D Shares	500,556	957,155
Class I Shares	–	223,471
Class N Shares	1,945,211	4,157,552
Class S Shares	–	–
Class T Shares	36,499	72,156
Reinvested Dividends and Distributions
Class A Shares	12,896	–
Class C Shares	12,191	–
Class D Shares	22,645	–
Class I Shares	17,640	–
Class N Shares	426,554	–
Class S Shares	10,853	–
Class T Shares	12,014	–
Shares Repurchased
Class A Shares	(2,556,430)	(14,965)
Class C Shares	(2,176,227)	(62,605)
Class D Shares	(3,754,753)	(817,979)
Class I Shares	(3,528,571)	(999,994)
Class N Shares	(6,011,288)	(5,109,669)
Class S Shares	(2,160,400)	–
Class T Shares	(2,340,785)	(53,278)
Net Increase/(Decrease) from Capital Share Transactions	(19,256,930)	(1,111,964)
Net Increase/(Decrease) in Net Assets	(17,570,240)	(797,681)
Net Assets:
Beginning of period	83,972,151	84,769,832
End of period	$66,401,911	$83,972,151

Undistributed Net Investment Income/(Loss)*	$(1,223,639)	$(768,323)

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

14 | DECEMBER 31, 2014

Consolidated Financial Highlights

Class A Shares

	Janus Diversified
For a share outstanding during the period ended December 31 (unaudited) and each year or period	Alternatives Fund
ended June 30	2014	2014	2013(1)

Net Asset Value, Beginning of Period	$9.84	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	(0.13)(2)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	0.40	0.15	(0.08)
Total from Investment Operations	0.32	0.02	(0.18)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.08)	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.08	$9.84	$9.82
Total Return**	3.25%	0.20%	(1.80)%
Net Assets, End of Period (in thousands)	$1,656	$4,055	$3,523
Average Net Assets for the Period (in thousands)	$2,074	$3,752	$3,557
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.86%	1.70%	3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.52%	1.46%	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.51)%	(1.34)%	(1.36)%
Portfolio Turnover Rate	0%	59%	38%

Class C Shares

	Janus Diversified
For a share outstanding during the period ended December 31 (unaudited) and each year or period	Alternatives Fund
ended June 30	2014	2014	2013(1)

Net Asset Value, Beginning of Period	$9.79	$9.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(2)	(0.15)(2)	(0.14)
Net gain/(loss) on investments (both realized and unrealized)	0.39	0.16	(0.08)
Total from Investment Operations	0.28	0.01	(0.22)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.08)	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.99	$9.79	$9.78
Total Return**	2.86%	0.10%	(2.20)%
Net Assets, End of Period (in thousands)	$1,551	$3,516	$3,566
Average Net Assets for the Period (in thousands)	$1,830	$3,551	$3,578
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.62%	1.89%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.28%	1.64%	2.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.27)%	(1.52)%	(2.11)%
Portfolio Turnover Rate	0%	59%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 15

Consolidated Financial Highlights  (continued)

Class D Shares

	Janus Diversified
For a share outstanding during the period ended December 31 (unaudited) and each year or period	Alternatives Fund
ended June 30	2014	2014	2013(1)

Net Asset Value, Beginning of Period	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(2)	(0.13)(2)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.40	0.16	(0.10)
Total from Investment Operations	0.33	0.03	(0.18)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.08)	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.10	$9.85	$9.82
Total Return**	3.35%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$3,008	$6,170	$6,008
Average Net Assets for the Period (in thousands)	$3,389	$5,964	$4,995
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.08%	1.66%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.46%	1.41%	1.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.45)%	(1.28)%	(1.23)%
Portfolio Turnover Rate	0%	59%	38%

Class I Shares

	Janus Diversified
For a share outstanding during the period ended December 31 (unaudited) and each year or period	Alternatives Fund
ended June 30	2014	2014	2013(1)

Net Asset Value, Beginning of Period	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.11)(2)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.39	0.15	(0.09)
Total from Investment Operations	0.33	0.04	(0.17)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.08)	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.12	$9.87	$9.83
Total Return**	3.34%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$2,275	$5,727	$6,464
Average Net Assets for the Period (in thousands)	$2,878	$6,201	$5,751
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.61%	1.50%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.25%	1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.26)%	(1.13)%	(1.10)%
Portfolio Turnover Rate	0%	59%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

16 | DECEMBER 31, 2014

Class N Shares

	Janus Diversified
For a share outstanding during the period ended December 31 (unaudited) and each year or period	Alternatives Fund
ended June 30	2014	2014	2013(1)

Net Asset Value, Beginning of Period	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.11)(2)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.40	0.15	(0.12)
Total from Investment Operations	0.34	0.04	(0.17)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.08)	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.13	$9.87	$9.83
Total Return**	3.44%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$54,970	$57,190	$57,935
Average Net Assets for the Period (in thousands)	$54,776	$57,130	$30,839
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.66%	1.49%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.25)%	(1.13)%	(1.06)%
Portfolio Turnover Rate	0%	59%	38%

Class S Shares

	Janus Diversified
For a share outstanding during the period ended December 31 (unaudited) and each year or period	Alternatives Fund
ended June 30	2014	2014	2013(1)

Net Asset Value, Beginning of Period	$9.82	$9.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.09)(2)	(0.14)(2)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	0.39	0.15	(0.08)
Total from Investment Operations	0.30	0.01	(0.19)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.08)	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.04	$9.82	$9.81
Total Return**	3.05%	0.10%	(1.90)%
Net Assets, End of Period (in thousands)	$1,388	$3,506	$3,502
Average Net Assets for the Period (in thousands)	$1,759	$3,492	$3,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.10%	1.95%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.58%	1.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.75)%	(1.46)%	(1.60)%
Portfolio Turnover Rate	0%	59%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 17

Consolidated Financial Highlights  (continued)

Class T Shares

	Janus Diversified
For a share outstanding during the period ended December 31 (unaudited) and each year or period	Alternatives Fund
ended June 30	2014	2014	2013(1)

Net Asset Value, Beginning of Period	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	(0.13)(2)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	0.40	0.16	(0.07)
Total from Investment Operations	0.32	0.03	(0.18)
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.08)	–	–
Total Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.09	$9.85	$9.82
Total Return**	3.25%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$1,554	$3,809	$3,772
Average Net Assets for the Period (in thousands)	$1,938	$3,773	$4,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.85%	1.75%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.51%	1.40%	1.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.50)%	(1.28)%	(1.36)%
Portfolio Turnover Rate	0%	59%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

18 | DECEMBER 31, 2014

Notes to Consolidated Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Consolidated Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Janus Alternative Fund | 19

Notes to Consolidated Financial Statements (unaudited) (continued)

Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (“Subsidiary”), which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of December 31, 2014 the Fund owns 1,382,693 shares of the Subsidiary, with a market value of $15,229,520. This represents 23% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation

As of December 31, 2014, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$15,229,520
Market value of investments	2,803,770
Net income/(loss)	265
Net realized gain/(loss)	750,019
Net change in unrealized appreciation/depreciation	230,744

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from

20 | DECEMBER 31, 2014

foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of December 31, 2014, the Fund had restricted cash in the amount of $61,900,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting

Janus Alternative Fund | 21

Notes to Consolidated Financial Statements (unaudited) (continued)

pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, inflation-index swaps, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2014 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a

22 | DECEMBER 31, 2014

result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – Commodity risk relates to the change in value of commodities or commodity-linked investments due to changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in

Janus Alternative Fund | 23

Notes to Consolidated Financial Statements (unaudited) (continued)

traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investments and foreign currency transactions” on the Consolidated Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

The following table provides average ending monthly currency value amounts on purchased and sold forward contracts during the period ended December 31, 2014.

Fund	Purchased	Sold

Janus Diversified Alternatives Fund	$4,700,121	$4,541,640

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e. treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

24 | DECEMBER 31, 2014

The following table provides average ending monthly market value amounts on purchased and sold futures contracts during the period ended December 31, 2014.

Fund	Purchased	Sold

Janus Diversified Alternatives Fund	$28,462,948	$7,356,626

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations recently enacted require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps. Swap contracts are reported as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Fund’s Consolidated Statement of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an

Janus Alternative Fund | 25

Notes to Consolidated Financial Statements (unaudited) (continued)

amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

The following table provides average ending monthly market value amounts on total return swaps which are long and short the reference asset during the period ended December 31, 2014.

Fund	Long	Short

Janus Diversified Alternatives Fund	$269,462	$293,527

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

	Asset Derivatives		Liability Derivatives
	Consolidated Statement		Consolidated Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities Location	Fair Value	of Assets and Liabilities Location	Fair Value

Janus Diversified Alternatives Fund
Commodity Contracts	Outstanding swap contracts at value	$151,576
Commodity Contracts	Variation margin receivable	69,877	Variation margin payable	$76,483
Credit Contracts	Outstanding swap contracts at value	26,843
Currency Contracts	Forward currency contracts	11,416	Forward currency contracts	4,546
Currency Contracts	Variation margin receivable	42,320
Equity Contracts	Outstanding swap contracts at value	414,933	Outstanding swap contracts at value	193,424
Equity Contracts			Variation margin payable	44,955
Interest Rate Contracts	Variation margin receivable	6,344

Total		$723,309		$319,408

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended December 31, 2014.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions	Futures contracts	Swap contracts	Total

Janus Diversified Alternatives Fund
Commodity Contracts	$–	$237,274	$512,745	$750,019
Credit Contracts	–	–	239,472	239,472
Currency Contracts	(88,912)	1,184,339	–	1,095,427
Equity Contracts	–	126,973	(600,079)	(473,106)
Interest Rate Contracts	–	413,570	–	413,570

Total	$(88,912)	$1,962,156	$152,138	$2,025,382

26 | DECEMBER 31, 2014

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Futures contracts	Swap contracts	Total

Janus Diversified Alternatives Fund
Commodity Contracts	$–	$79,174	$151,570	$230,744
Currency Contracts	4,287	130,887	–	135,174
Credit Contracts	–	–	26,947	26,947
Equity Contracts	–	(46,926)	223,446	176,520
Interest Rate Contracts	–	77,534	–	77,534

Total	$4,287	$240,669	$401,963	$646,919

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its

Janus Alternative Fund | 27

Notes to Consolidated Financial Statements (unaudited) (continued)

investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Consolidated Financial Statements and/or the Fund’s Consolidated Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Barclays Capital, Inc.	$26,843	$–	$–	$26,843
BNP Paribas	382,797	–	1,000,000(c)	1,382,797
Goldman Sachs International	183,712	(183,712)	–	–
HSBC Securities (USA), Inc.	11,416	(4,546)	–	6,870

Total	$604,768	$(188,258)	$1,000,000	$1,416,510

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs International	$193,424	$(183,712)	$(9,712)	$–
HSBC Securities (USA), Inc.	4,546	(4,546)	–	–

Total	$197,970	$(188,258)	$(9,712)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)	The Fund pledged $1,000,000 for certain transactions. This amount is included in “Restricted cash” on the Consolidated Statement of Assets and Liabilities.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s

28 | DECEMBER 31, 2014

commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily
Net Assets		Contractual Investment
of the Fund		Advisory Fee (%)

First $	1 Billion	1.00
Over $	1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Diversified Alternatives Fund	1.25

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Consolidated Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Consolidated Statement of Operations. During the period ended December 31, 2014, Janus Capital reimbursed the Fund $140,838 of fees and expenses that are eligible for recoupment. As of December 31, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $631,182. The recoupment of such reimbursements expires December 28, 2015.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services

Janus Alternative Fund | 29

Notes to Consolidated Financial Statements (unaudited) (continued)

provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Consolidated Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Consolidated Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account

30 | DECEMBER 31, 2014

established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Consolidated Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Diversified Alternatives Fund	$66

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2014.

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Diversified Alternatives Fund - Class A Shares	66%	2%
Janus Diversified Alternatives Fund - Class C Shares	88	2
Janus Diversified Alternatives Fund - Class D Shares	-	-
Janus Diversified Alternatives Fund - Class I Shares	-	-
Janus Diversified Alternatives Fund - Class N Shares	99	82
Janus Diversified Alternatives Fund - Class S Shares	100	2
Janus Diversified Alternatives Fund - Class T Shares	80	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Janus Alternative Fund | 31

Notes to Consolidated Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are investments in partnerships and futures contracts.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Diversified Alternatives Fund	$4,455,600	$–	$(310,733)	$(310,733)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Diversified Alternatives Fund	$(156,866)	$–	$(156,866)

6.	Capital Share Transactions

For the period ended December 31 (unaudited)	Janus Diversified Alternative Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	10,515	54,802
Reinvested dividends and distributions	1,288	–
Shares repurchased	(259,676)	(1,534)
Net Increase/(Decrease) in Fund Shares	(247,873)	53,268
Shares Outstanding, Beginning of Period	412,113	358,845
Shares Outstanding, End of Period	164,240	412,113
Transactions in Fund Shares – Class C Shares:
Shares sold	17,219	513
Reinvested dividends and distributions	1,229	–
Shares repurchased	(222,503)	(5,794)
Net Increase/(Decrease) in Fund Shares	(204,055)	(5,281)
Shares Outstanding, Beginning of Period	359,335	364,616
Shares Outstanding, End of Period	155,280	359,335

32 | DECEMBER 31, 2014

For the period ended December 31 (unaudited)	Janus Diversified Alternative Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	50,049	98,196
Reinvested dividends and distributions	2,258	–
Shares repurchased	(380,906)	(83,481)
Net Increase/(Decrease) in Fund Shares	(328,599)	14,715
Shares Outstanding, Beginning of Period	626,271	611,556
Shares Outstanding, End of Period	297,672	626,271
Transactions in Fund Shares – Class I Shares:
Shares sold	–	22,808
Reinvested dividends and distributions	1,755	–
Shares repurchased	(357,142)	(100,301)
Net Increase/(Decrease) in Fund Shares	(355,387)	(77,493)
Shares Outstanding, Beginning of Period	580,051	657,544
Shares Outstanding, End of Period	224,664	580,051
Transactions in Fund Shares – Class N Shares:
Shares sold	194,717	419,103
Reinvested dividends and distributions	42,401	–
Shares repurchased	(605,382)	(519,360)
Net Increase/(Decrease) in Fund Shares	(368,264)	(100,257)
Shares Outstanding, Beginning of Period	5,792,081	5,892,338
Shares Outstanding, End of Period	5,423,817	5,792,081
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	1,089	–
Shares repurchased	(220,001)	–
Net Increase/(Decrease) in Fund Shares	(218,912)	–
Shares Outstanding, Beginning of Period	357,143	357,143
Shares Outstanding, End of Period	138,231	357,143
Transactions in Fund Shares – Class T Shares:
Shares sold	3,671	8,111
Reinvested dividends and distributions	1,200	–
Shares repurchased	(237,632)	(5,420)
Net Increase/(Decrease) in Fund Shares	(232,761)	2,691
Shares Outstanding, Beginning of Period	386,860	384,169
Shares Outstanding, End of Period	154,099	386,860

7.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Diversified Alternatives Fund	$–	$–	$–	$–

Janus Alternative Fund | 33

Notes to Consolidated Financial Statements (unaudited) (continued)

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

34 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Alternative Fund | 35

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

36 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Alternative Fund | 37

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

38 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Alternative Fund | 39

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

40 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Alternative Fund | 41

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

42 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Alternative Fund | 43

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

44 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Alternative Fund | 45

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

3.	Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

4.	Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

46 | DECEMBER 31, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

Janus Alternative Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48 | DECEMBER 31, 2014

Notes

Janus Alternative Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81304	125-24-93018 02-15

semiannual report
December 31, 2014

Janus Global Allocation Fund – Conservative

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Allocation Fund – Conservative

Janus Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT
We believe broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the Fund’s overall volatility through the use of alternatives. This approach coupled with access to Janus Capital Group’s innovative investment expertise and solutions may provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Conservative’s Class T Shares returned -1.43% for the six-month period ended December 31, 2014. This compares with a return of -4.14% for the Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of -3.24% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

MARKET REVIEW

The market environment during the back half of 2014 could best be characterized as a period of great change. After a relative calm for the better part of two years, U.S. equity market volatility spiked considerably. U.S. and non-U.S. equity markets, which had largely been moving in tandem, also decoupled over the last six months. Meanwhile U.S. crude prices, which had been in a range-bound environment between $80 to $100 a barrel for most of the last four years, suddenly collapsed, taking gasoline prices, inflation expectations, and the performance of the entire energy sector with it. The U.S. dollar also rallied during the period, as investors worldwide questioned the sustainability of a tepid global economic recovery and fretted over other geopolitical events.

For all of the big changes occurring in financial markets over the last few months, a few trends persisted. Given the relative health of the U.S. economy, investors continued to view the U.S. as the place to be, and U.S. markets generally outperformed their non-U.S. counterparts across the board. In U.S. bond markets, the long bond continued to rally, while the short end remained anchored, causing the U.S. Treasury curve to continue to flatten. Investors continued to wait for the Federal Reserve to begin tightening, but the exact timing remains uncertain.

INVESTMENT PROCESS

Janus Global Allocation Fund – Conservative invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Conservative. The Janus Global Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Janus Investment Fund | 1

Janus Global Allocation Fund - Conservative (unaudited)

PORTFOLIO REVIEW

The Fund outperformed both of its benchmarks during the six-month period. On a broad basis, our allocation to alternatives was a net contributor to performance, while both fixed income and equity allocations were net detractors.

Top contributors to the Fund’s performance during the period included the Perkins Large Cap Value Fund, Janus Triton Fund and the Janus Diversified Alternatives Fund. Due to the underperformance of international equity markets, our largest detractors included the Janus International Equity Fund and INTECH International Managed Volatility Fund. Other detractors from performance included the Janus Overseas Fund and Janus Global Bond Fund.

OUTLOOK

As we look across global markets, we agree with the general perception that the U.S. is currently “the best place to be” in terms of broad asset class exposure. With fixed income rates globally in the developed markets hovering at near unprecedented low levels that are arguably unsustainable, we believe there is real risk that rates will sell off a as they normalize to levels more consistent with equilibrium, especially in the U.S. where economic fundamentals are showing signs of revival and strength, which ultimately will benefit global economies. Against this backdrop, we continue to believe equities offer the most attractive return to risk trade-off versus other asset classes.

Despite our relatively positive outlook for equities, we are paying close attention to volatility that is creeping back into the market. There were two spikes in volatility in the fourth quarter, and such spikes are sometimes signs that the market’s mood is shifting.

In markets of increasing volatility and uncertainty the ordinarily difficult task of correctly allocating asset classes becomes even more difficult. However, we believe such environments are good tests for a strategy that is broadly allocated across multiple asset classes and risk factors.

Thank you for investing in Janus Global Allocation Fund – Conservative.

2 | DECEMBER 31, 2014

(unaudited)

Janus Global Allocation Fund – Conservative (% of Net Assets)

As of December 31, 2014

Janus Global Bond Fund – Class N Shares	38.5%
Janus International Equity Fund – Class N Shares	8.3
Janus Flexible Bond Fund – Class N Shares	8.0
Perkins Large Cap Value Fund – Class N Shares	7.4
Janus Short-Term Bond Fund – Class N Shares	6.7
Janus Diversified Alternatives Fund – Class N Shares	4.6
Janus Global Research Fund – Class I Shares	4.3
INTECH International Managed Volatility Fund(1) – Class I Shares	4.0
INTECH U.S. Managed Volatility Fund II(2) – Class I Shares	3.5
INTECH U.S. Managed Volatility Fund(3) – Class N Shares	2.9
Janus Triton Fund – Class N Shares	2.4
Janus Global Select Fund – Class I Shares	2.3
Janus Global Real Estate Fund – Class I Shares	1.9
Janus Overseas Fund – Class N Shares	1.8
Janus Fund – Class N Shares	1.5
Perkins Small Cap Value Fund – Class N Shares	1.1
Janus Forty Fund – Class N Shares	0.8

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Growth Fund.
(3)	Formerly named INTECH U.S. Value Fund.

Janus Global Allocation Fund - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Janus Investment Fund | 3

Janus Global Allocation Fund - Conservative (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Allocation Fund – Conservative – Class A Shares

NAV	–1.48%	3.86%	7.33%	6.68%	1.18%	1.18%

MOP	–7.14%	–2.12%	6.07%	5.98%

Janus Global Allocation Fund – Conservative – Class C Shares

NAV	–1.81%	3.20%	6.54%	5.90%	1.92%	1.91%

CDSC	–2.75%	2.21%	6.54%	5.90%

Janus Global Allocation Fund – Conservative – Class D Shares(1)	–1.34%	4.14%	7.53%	6.90%	0.97%	0.97%

Janus Global Allocation Fund – Conservative – Class I Shares	–1.33%	4.22%	7.60%	6.86%	0.93%	0.93%

Janus Global Allocation Fund – Conservative – Class S Shares	–1.52%	3.75%	7.15%	6.44%	1.33%	1.33%

Janus Global Allocation Fund – Conservative – Class T Shares	–1.43%	4.12%	7.46%	6.86%	1.08%	1.08%

Barclays Global Aggregate Bond Index	–4.14%	0.59%	2.65%	4.54%

Global Conservative Allocation Index	–3.24%	2.06%	5.42%	5.26%

Morningstar Quartile – Class T Shares	–	1st	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	–	83/547	142/348	55/290

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective September 1, 2014, Enrique Chang and Ashwin Alankar are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Global Allocation Fund - Conservative (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)††

Class A Shares	$1,000.00	$985.20	$2.35	$1,000.00	$1,022.84	$2.40	0.47%

Class C Shares	$1,000.00	$981.90	$5.94	$1,000.00	$1,019.21	$6.06	1.19%

Class D Shares	$1,000.00	$986.60	$1.30	$1,000.00	$1,023.89	$1.33	0.26%

Class I Shares	$1,000.00	$986.70	$0.90	$1,000.00	$1,024.30	$0.92	0.18%

Class S Shares	$1,000.00	$984.80	$3.10	$1,000.00	$1,022.08	$3.16	0.62%

Class T Shares	$1,000.00	$985.70	$1.80	$1,000.00	$1,023.39	$1.84	0.36%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6 | DECEMBER 31, 2014

Janus Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Investment Companies£ – 100.0%
Alternative Funds – 6.5%
1,320,368	Janus Diversified Alternatives Fund – Class N Shares	$13,375,328
504,777	Janus Global Real Estate Fund – Class I Shares	5,693,889

		19,069,217
Equity Funds – 40.3%
1,580,979	INTECH International Managed Volatility Fund(1) – Class I Shares	11,888,966
833,608	INTECH U.S. Managed Volatility Fund(2) – Class N Shares	8,394,428
479,688	INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	10,342,065
76,322	Janus Forty Fund – Class N Shares	2,332,386
120,164	Janus Fund – Class N Shares	4,447,286
197,481	Janus Global Research Fund – Class I Shares	12,755,283
499,439	Janus Global Select Fund – Class I Shares	6,722,449
2,014,609	Janus International Equity Fund – Class N Shares	24,517,790
164,503	Janus Overseas Fund – Class N Shares	5,175,271
294,208	Janus Triton Fund – Class N Shares	6,966,842
1,327,212	Perkins Large Cap Value Fund – Class N Shares	21,726,469
153,965	Perkins Small Cap Value Fund – Class N Shares	3,328,720

		118,597,955
Fixed Income Funds – 53.2%
2,224,083	Janus Flexible Bond Fund – Class N Shares	23,464,073
11,360,763	Janus Global Bond Fund – Class N Shares	113,380,420
6,521,717	Janus Short-Term Bond Fund – Class N Shares	19,826,019

		156,670,512

Total Investments (total cost $275,453,260) – 100.0%		294,337,684

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(45,925)

Net Assets – 100%		$294,291,759

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Global Conservative Allocation Index	An internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Global Allocation Fund – Conservative
INTECH International Managed Volatility Fund(1) – Class I Shares	1,400,092	251,622	(70,735)	1,580,979	$(27,762)	$298,347	$11,888,966
INTECH U.S. Managed Volatility Fund(2) – Class I Shares	1,316,108	25,148	(1,341,256)	–	142,260	–	–
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	–	1,457,354	(623,746)	833,608	3,163,360	898,631	8,394,428
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	542,026	16,008	(78,346)	479,688	487,420	93,034	10,342,065
Janus Diversified Alternatives Fund – Class N Shares	1,346,064	51,316	(77,012)	1,320,368	401	6,381	13,375,328
Janus Flexible Bond Fund – Class N Shares	2,239,943	93,437	(109,297)	2,224,083	(5,324)	377,746	23,464,073
Janus Forty Fund – Class N Shares	53,323	26,825	(3,826)	76,322	(23,778)	39,814	2,332,386
Janus Fund – Class N Shares	116,743	26,287	(22,866)	120,164	287,655	76,214	4,447,286
Janus Global Bond Fund – Class N Shares	11,041,866	911,987	(593,090)	11,360,763	(54,089)	4,865,538	113,380,420
Janus Global Real Estate Fund – Class I Shares	502,295	29,835	(27,353)	504,777	4,553	96,916	5,693,889
Janus Global Research Fund – Class I Shares	199,778	7,346	(9,643)	197,481	36,950	140,498	12,755,283
Janus Global Select Fund – Class I Shares	506,089	16,466	(23,116)	499,439	27,894	54,967	6,722,449
Janus International Equity Fund – Class N Shares	1,928,889	184,388	(98,668)	2,014,609	(12,927)	553,193	24,517,790
Janus Overseas Fund – Class N Shares	166,669	6,721	(8,887)	164,503	(27,734)	67,538	5,175,271
Janus Short-Term Bond Fund – Class N Shares	6,023,999	900,777	(403,059)	6,521,717	(8,068)	156,628	19,826,019
Janus Triton Fund – Class N Shares	284,813	34,661	(25,266)	294,208	101,545	41,923	6,966,842
Perkins Large Cap Value Fund – Class N Shares	793,702	573,333	(39,823)	1,327,212	33,332	401,142	21,726,469
Perkins Small Cap Value Fund – Class N Shares	122,971	37,007	(6,013)	153,965	183	187,875	3,328,720

Total					$4,125,871	$8,356,385	$294,337,684

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

8 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Allocation Fund – Conservative
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$19,069,217	$–	$–
Equity Funds	118,597,955	–	–
Fixed Income Funds	156,670,512	–	–

Total Assets	$294,337,684	$–	$–

Janus Investment Fund | 9

Statement of Assets and Liabilities

Janus Global
As of December 31, 2014 (unaudited)	Allocation Fund - Conservative

Assets:
Investments at cost	$275,453,260
Affiliated investments at value	294,337,684
Non-interested Trustees’ deferred compensation	6,041
Receivables:
Investments sold	436,113
Fund shares sold	295,903
Other assets	3,427
Total Assets	295,079,168
Liabilities:
Payables:
Fund shares repurchased	653,930
Advisory fees	12,986
Transfer agent fees and expenses	35,028
12b-1 Distribution and shareholder servicing fees	22,454
Non-interested Trustees’ fees and expenses	1,777
Non-interested Trustees’ deferred compensation fees	6,041
Accrued expenses and other payables	55,193
Total Liabilities	787,409
Net Assets	$294,291,759
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$266,225,669
Undistributed net investment income/(loss)*	192,241
Undistributed net realized gain/(loss) from investments*	8,988,269
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	18,885,580
Total Net Assets	$294,291,759
Net Assets - Class A Shares	$12,373,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	966,585
Net Asset Value Per Share(1)	$12.80
Maximum Offering Price Per Share(2)	$13.58
Net Assets - Class C Shares	$21,918,524
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,738,102
Net Asset Value Per Share(1)	$12.61
Net Assets - Class D Shares	$224,601,339
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,451,045
Net Asset Value Per Share	$12.87
Net Assets - Class I Shares	$4,057,275
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	315,278
Net Asset Value Per Share	$12.87
Net Assets - Class S Shares	$2,054,117
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	160,893
Net Asset Value Per Share	$12.77
Net Assets - Class T Shares	$29,287,490
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,278,968
Net Asset Value Per Share	$12.85

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10 | DECEMBER 31, 2014

Statement of Operations

Janus Global
For the period ended December 31, 2014 (unaudited)	Allocation Fund - Conservative

Investment Income:
Dividends from affiliates	$8,356,385
Total Investment Income	8,356,385
Expenses:
Advisory fees	76,137
12b-1 Distribution and shareholder servicing fees:
Class A Shares	16,488
Class C Shares	112,331
Class S Shares	2,569
Transfer agent administrative fees and expenses:
Class D Shares	138,993
Class S Shares	2,569
Class T Shares	39,020
Transfer agent networking and omnibus fees:
Class A Shares	6,370
Class C Shares	6,746
Class I Shares	1,295
Other transfer agent fees and expenses:
Class A Shares	792
Class C Shares	1,769
Class D Shares	17,802
Class I Shares	137
Class S Shares	51
Class T Shares	610
Shareholder reports expense	21,736
Registration fees	59,003
Professional fees	16,405
Non-interested Trustees’ fees and expenses	2,750
Other expenses	2,494
Total Expenses	526,067
Net Expenses	526,067
Net Investment Income/(Loss)	7,830,318
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	4,125,871
Capital gain distributions from underlying funds	7,473,218
Total Net Realized Gain/(Loss) on Investments	11,599,089
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(23,675,701)
Total Change in Unrealized Net Appreciation/Depreciation	(23,675,701)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,246,294)

See Notes to Financial Statements.

Janus Investment Fund | 11

Statements of Changes in Net Assets

	Janus Global
	Allocation Fund - Conservative
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$7,830,318	$5,350,342
Net realized gain from investments in affiliates	11,599,089	5,625,326
Change in unrealized net appreciation/depreciation	(23,675,701)	27,549,620
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,246,294)	38,525,288
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(375,593)	(224,152)
Class C Shares	(525,552)	(243,185)
Class D Shares	(7,061,237)	(4,616,118)
Class I Shares	(131,261)	(74,717)
Class S Shares	(58,683)	(30,383)
Class T Shares	(920,542)	(578,354)
Net Realized Gain from Investment Transactions*
Class A Shares	(212,373)	(701,126)
Class C Shares	(373,971)	(1,190,448)
Class D Shares	(3,728,522)	(13,179,672)
Class I Shares	(67,549)	(208,328)
Class S Shares	(34,514)	(99,764)
Class T Shares	(489,708)	(1,639,931)
Net Decrease from Dividends and Distributions to Shareholders	(13,979,505)	(22,786,178)
Capital Share Transactions:
Shares Sold
Class A Shares	892,303	3,435,818
Class C Shares	2,604,795	6,452,384
Class D Shares	12,141,250	35,128,294
Class I Shares	900,581	1,876,103
Class S Shares	142,576	615,283
Class T Shares	9,936,301	12,507,064
Reinvested Dividends and Distributions
Class A Shares	561,301	889,267
Class C Shares	777,880	1,226,707
Class D Shares	10,707,220	17,683,750
Class I Shares	188,184	260,218
Class S Shares	92,272	128,254
Class T Shares	1,307,134	2,079,578
Shares Repurchased
Class A Shares	(1,492,605)	(3,205,127)
Class C Shares	(2,375,373)	(4,810,023)
Class D Shares	(18,395,484)	(49,331,977)
Class I Shares	(648,330)	(1,770,054)
Class S Shares	(100,924)	(148,257)
Class T Shares	(10,094,667)	(10,164,952)
Net Increase/(Decrease) from Capital Share Transactions	7,144,414	12,852,330
Net Increase/(Decrease) in Net Assets	(11,081,385)	28,591,440
Net Assets:
Beginning of period	305,373,144	276,781,704
End of period	$294,291,759	$305,373,144

Undistributed Net Investment Income/(Loss)*	$192,241	$1,434,791

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.62	$12.93	$12.37	$12.38	$11.24	$11.08	$10.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(3)	0.22(3)	0.33	0.29	0.47	0.33	0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.54)	1.55	0.57	0.05	1.10	0.20	0.93
Total from Investment Operations	(0.20)	1.77	0.90	0.34	1.57	0.53	0.95
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.26)	(0.34)	(0.35)	(0.43)	(0.37)	–
Distributions (from capital gains)*	(0.22)	(0.82)	–	–	–	–	–
Total Distributions	(0.62)	(1.08)	(0.34)	(0.35)	(0.43)	(0.37)	–
Net Asset Value, End of Period	$12.80	$13.62	$12.93	$12.37	$12.38	$11.24	$11.08
Total Return**	(1.48)%	14.20%	7.36%	2.91%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$12,373	$13,197	$11,399	$8,064	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$13,014	$12,167	$10,187	$6,495	$2,950	$710	$41
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.47%	0.48%	0.43%	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.47%	0.48%	0.43%	0.44%	0.38%	0.39%	0.37%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.98%	1.69%	2.51%	2.36%	3.79%	2.67%	2.70%
Portfolio Turnover Rate	9%	13%	69%	10%	12%	12%	21%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.39	$12.73	$12.19	$12.26	$11.17	$11.06	$10.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(3)	0.13(3)	0.25	0.22	0.40	0.32	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.53)	1.52	0.55	0.03	1.07	0.14	0.92
Total from Investment Operations	(0.24)	1.65	0.80	0.25	1.47	0.46	0.93
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.17)	(0.26)	(0.32)	(0.38)	(0.35)	–
Distributions (from capital gains)*	(0.22)	(0.82)	–	–	–	–	–
Total Distributions	(0.54)	(0.99)	(0.26)	(0.32)	(0.38)	(0.35)	–
Net Asset Value, End of Period	$12.61	$13.39	$12.73	$12.19	$12.26	$11.17	$11.06
Total Return**	(1.81)%	13.37%	6.57%	2.19%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$21,919	$22,215	$18,294	$13,969	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$22,164	$19,860	$16,584	$11,010	$4,096	$953	$54
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.19%	1.15%	1.19%	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.19%	1.15%	1.19%	1.19%	1.14%	1.14%	1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.35%	1.03%	1.70%	1.65%	2.98%	1.81%	1.87%
Portfolio Turnover Rate	9%	13%	69%	10%	12%	12%	21%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 13

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or period	Janus Global Allocation Fund - Conservative
ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.70	$13.00	$12.44	$12.43	$11.26	$11.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(2)	0.26(2)	0.35	0.31	0.48	0.10
Net gain/(loss) on investments (both realized and unrealized)	(0.55)	1.55	0.57	0.06	1.12	0.03
Total from Investment Operations	(0.19)	1.81	0.92	0.37	1.60	0.13
Less Distributions:
Dividends (from net investment income)*	(0.42)	(0.29)	(0.36)	(0.36)	(0.43)	–
Distributions (from capital gains)*	(0.22)	(0.82)	–	–	–	–
Total Distributions	(0.64)	(1.11)	(0.36)	(0.36)	(0.43)	–
Net Asset Value, End of Period	$12.87	$13.70	$13.00	$12.44	$12.43	$11.26
Total Return**	(1.34)%	14.41%	7.50%	3.14%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$224,601	$234,052	$218,190	$197,198	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$228,540	$224,649	$215,079	$184,437	$158,291	$130,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.26%	0.27%	0.25%	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.26%	0.27%	0.25%	0.24%	0.25%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.27%	1.93%	2.69%	2.59%	4.07%	2.40%
Portfolio Turnover Rate	9%	13%	69%	10%	12%	12%

Class I Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$13.71	$13.01	$12.44	$12.42	$11.26	$11.10	$10.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(2)	0.26(2)	0.35	0.33	0.43	0.43	0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.56)	1.55	0.59	0.05	1.17	0.10	0.95
Total from Investment Operations	(0.18)	1.81	0.94	0.38	1.60	0.53	0.97
Less Distributions:
Dividends (from net investment income)*	(0.44)	(0.29)	(0.37)	(0.36)	(0.44)	(0.37)	–
Distributions (from capital gains)*	(0.22)	(0.82)	–	–	–	–	–
Total Distributions	(0.66)	(1.11)	(0.37)	(0.36)	(0.44)	(0.37)	–
Net Asset Value, End of Period	$12.87	$13.71	$13.01	$12.44	$12.42	$11.26	$11.10
Total Return**	(1.33)%	14.46%	7.61%	3.22%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$4,057	$3,855	$3,319	$2,354	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$3,910	$3,465	$2,902	$2,250	$1,411	$265	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.18%	0.23%	0.20%	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.18%	0.23%	0.20%	0.20%	0.18%	0.14%	0.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.61%	1.98%	2.72%	2.65%	3.84%	2.53%	2.98%
Portfolio Turnover Rate	9%	13%	69%	10%	12%	12%	21%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.58	$12.91	$12.35	$12.37	$11.24	$11.07	$10.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(3)	0.20(3)	0.31	0.26	0.41	0.30	0.06
Net gain/(loss) on investments (both realized and unrealized)	(0.55)	1.54	0.57	0.06	1.13	0.20	0.88
Total from Investment Operations	(0.21)	1.74	0.88	0.32	1.54	0.50	0.94
Less Distributions:
Dividends (from net investment income)*	(0.38)	(0.25)	(0.32)	(0.34)	(0.41)	(0.33)	–
Distributions (from capital gains)*	(0.22)	(0.82)	–	–	–	–	–
Total Distributions	(0.60)	(1.07)	(0.32)	(0.34)	(0.41)	(0.33)	–
Net Asset Value, End of Period	$12.77	$13.58	$12.91	$12.35	$12.37	$11.24	$11.07
Total Return**	(1.52)%	13.96%	7.21%	2.77%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$2,054	$2,043	$1,357	$1,160	$520	$125	$164
Average Net Assets for the Period (in thousands)	$2,027	$1,713	$1,335	$967	$336	$126	$127
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.62%	0.63%	0.61%	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.62%	0.62%	0.59%	0.59%	0.62%	0.64%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.00%	1.54%	2.36%	2.28%	3.84%	2.47%	2.22%
Portfolio Turnover Rate	9%	13%	69%	10%	12%	12%	21%

Class T Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Janus Global Allocation Fund - Conservative
June 30 and the year ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$13.69	$13.00	$12.42	$12.42	$11.26	$11.09	$9.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(3)	0.26(3)	0.38	0.15	0.26	0.72	0.38
Net gain/(loss) on investments (both realized and unrealized)	(0.54)	1.54	0.55	0.21	1.32	(0.20)	1.52
Total from Investment Operations	(0.20)	1.80	0.93	0.36	1.58	0.52	1.90
Less Distributions:
Dividends (from net investment income)*	(0.42)	(0.29)	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)
Distributions (from capital gains)*	(0.22)	(0.82)	–	–	–	–	–
Total Distributions	(0.64)	(1.11)	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)
Net Asset Value, End of Period	$12.85	$13.69	$13.00	$12.42	$12.42	$11.26	$11.09
Total Return	(1.43)%	14.35%	7.60%	3.03%	14.15%	4.70%	20.71%
Net Assets, End of Period (in thousands)	$29,287	$30,011	$24,223	$28,323	$16,648	$9,999	$114,544
Average Net Assets for the Period (in thousands)	$30,803	$26,955	$27,679	$22,198	$12,762	$60,927	$90,262
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.36%	0.38%	0.36%	0.34%	0.36%	0.31%	0.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.36%	0.29%	0.26%	0.31%	0.36%	0.31%	0.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.03%	1.92%	2.87%	2.37%	3.77%	3.62%	4.14%
Portfolio Turnover Rate	9%	13%	69%	10%	12%	12%	21%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund’s asset class allocations generally will vary over short-term periods. The Fund’s long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for

16 | DECEMBER 31, 2014

each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying fundswill be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as

Janus Investment Fund | 17

Notes to Financial Statements (unaudited) (continued)

to the classification level of the specific investments held by the underlying funds.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Allocation Fund - Conservative	All Asset Levels	0.05

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

New
	Expense Limit (%)	Previous
	(November 1,	Expense Limit (%)
Fund	2014 to present)	(until November 1, 2014)

Janus Global Allocation Fund - Conservative	0.14	0.19

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

18 | DECEMBER 31, 2014

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Conservative	$1,982

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Conservative	$643

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Allocation Fund - Conservative	$277,027,933	$22,126,283	$(4,816,532)	$17,309,751

20 | DECEMBER 31, 2014

4.	Capital Share Transactions

	Janus Global
	Allocation Fund -
For the period ended December 31 (unaudited)	Conservative
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	66,457	259,608
Reinvested dividends and distributions	43,681	69,096
Shares repurchased	(112,822)	(240,756)
Net Increase/(Decrease) in Fund Shares	(2,684)	87,948
Shares Outstanding, Beginning of Period	969,269	881,321
Shares Outstanding, End of Period	966,585	969,269
Transactions in Fund Shares – Class C Shares:
Shares sold	198,094	493,715
Reinvested dividends and distributions	61,444	96,591
Shares repurchased	(180,557)	(368,286)
Net Increase/(Decrease) in Fund Shares	78,981	222,020
Shares Outstanding, Beginning of Period	1,659,121	1,437,101
Shares Outstanding, End of Period	1,738,102	1,659,121
Transactions in Fund Shares – Class D Shares:
Shares sold	899,883	2,627,714
Reinvested dividends and distributions	828,732	1,366,596
Shares repurchased	(1,361,337)	(3,688,025)
Net Increase/(Decrease) in Fund Shares	367,278	306,285
Shares Outstanding, Beginning of Period	17,083,767	16,777,482
Shares Outstanding, End of Period	17,451,045	17,083,767
Transactions in Fund Shares – Class I Shares:
Shares sold	67,358	139,869
Reinvested dividends and distributions	14,565	20,110
Shares repurchased	(47,939)	(133,774)
Net Increase/(Decrease) in Fund Shares	33,984	26,205
Shares Outstanding, Beginning of Period	281,294	255,089
Shares Outstanding, End of Period	315,278	281,294
Transactions in Fund Shares – Class S Shares:
Shares sold	10,703	46,585
Reinvested dividends and distributions	7,198	9,989
Shares repurchased	(7,497)	(11,243)
Net Increase/(Decrease) in Fund Shares	10,404	45,331
Shares Outstanding, Beginning of Period	150,489	105,158
Shares Outstanding, End of Period	160,893	150,489
Transactions in Fund Shares – Class T Shares:
Shares sold	736,596	932,096
Reinvested dividends and distributions	101,328	160,958
Shares repurchased	(751,821)	(763,985)
Net Increase/(Decrease) in Fund Shares	86,103	329,069
Shares Outstanding, Beginning of Period	2,192,865	1,863,796
Shares Outstanding, End of Period	2,278,968	2,192,865

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

5.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Allocation Fund - Conservative	$35,381,390	$26,789,684	$–	$–

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 23

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

24 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

26 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 27

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

28 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

30 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

32 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 33

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

34 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 35

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81311	125-24-93020 02-15

semiannual report
December 31, 2014

Janus Global Allocation Fund – Growth

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Allocation Fund – Growth

Janus Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT
We believe broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the Fund’s overall volatility through the use of alternatives. This coupled with access to Janus Capital Group’s innovative investment expertise and solutions may provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Growth’s Class T Shares returned -2.34% for the six-month period ended December 31, 2014. This compares with a return of -1.90% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of -2.35% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Barclays Global Aggregate Bond Index (20%).

MARKET REVIEW

The market environment during the back half of 2014 could best be characterized as a period of great change. After a relative calm for the better part of two years, U.S. equity market volatility spiked considerably. U.S. and non-U.S. equity markets, which had largely been moving in tandem, also decoupled over the last six months. Meanwhile U.S. crude prices, which had been in a range-bound environment between $80 to $100 a barrel for most of the last four years, suddenly collapsed, taking gasoline prices, inflation expectations, and the performance of the entire energy sector with it. The U.S. dollar also rallied during the period, as investors worldwide questioned the sustainability of a tepid global economic recovery and fretted over other geopolitical events.

For all of the big changes occurring in financial markets over the last few months, a few trends persisted. Given the relative health of the U.S. economy, investors continued to view the U.S. as the place to be, and U.S. markets generally outperformed their non-U.S. counterparts across the board. In U.S. bond markets, the long bond continued to rally, while the short end remained anchored, causing the U.S. Treasury curve to continue to flatten. Investors continued to wait for the Federal Reserve to begin tightening, but the exact timing remains uncertain.

INVESTMENT PROCESS

Janus Global Allocation Fund – Growth invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Growth. The Janus Global Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Janus Investment Fund | 1

Janus Global Allocation Fund - Growth (unaudited)

PORTFOLIO REVIEW

The Fund underperformed its primary benchmark but outperformed its secondary benchmark during the six-month period. On a broad basis, our allocation to alternatives was a net contributor to performance, while both fixed income and equity allocations were net detractors.

Top contributors to the Fund’s performance included the Janus Forty Fund, Perkins Large Cap Value Fund and the INTECH U.S. Managed Volatility Fund II. Due to the underperformance of international equity markets, our largest detractors included the Janus International Equity Fund and INTECH International Managed Volatility Fund. Other detractors from performance included the Janus Emerging Markets Fund and Janus Global Bond Fund.

OUTLOOK

As we look across global markets, we agree with the general perception that the U.S. is currently “the best place to be” in terms of broad asset class exposure. With fixed income rates globally in the developed markets hovering at near unprecedented low levels that are arguably unsustainable, we believe there is real risk that rates will sell off a as they normalize to levels more consistent with equilibrium, especially in the U.S. where economic fundamentals are showing signs of revival and strength, which ultimately will benefit global economies. Against this backdrop, we continue to believe equities offer the most attractive return to risk trade-off versus other asset classes.

Despite our relatively positive outlook for equities, we are paying close attention to volatility that is creeping back into the market. There were two spikes in volatility in the fourth quarter, and such spikes are sometimes signs that the market’s mood is shifting.

In markets of increasing volatility and uncertainty the ordinarily difficult task of correctly allocating asset classes becomes even more difficult. However, we believe such environments are good tests for a strategy that is broadly allocated across multiple asset classes and risk factors.

Thank you for investing in Janus Global Allocation Fund – Growth.

2 | DECEMBER 31, 2014

(unaudited)

Janus Global Allocation Fund – Growth (% of Net Assets)

As of December 31, 2014

Janus International Equity Fund – Class N Shares	15.3%
Janus Global Bond Fund – Class N Shares	15.1
Perkins Large Cap Value Fund – Class N Shares	10.0
INTECH International Managed Volatility Fund(1) – Class I Shares	9.1
Janus Diversified Alternatives Fund – Class N Shares	5.2
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	4.7
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	4.6
Janus Global Real Estate Fund – Class I Shares	4.5
Janus Overseas Fund – Class N Shares	4.5
Janus Global Research Fund – Class I Shares	4.3
Janus Emerging Markets Fund – Class I Shares	3.7
Janus Global Select Fund – Class I Shares	3.3
Janus Forty Fund – Class N Shares	2.7
Janus Contrarian Fund – Class I Shares	2.5
Janus Enterprise Fund – Class N Shares	2.3
Janus Triton Fund – Class N Shares	2.3
Perkins Small Cap Value Fund – Class N Shares	2.2
Perkins Mid Cap Value Fund – Class N Shares	2.0
Janus Twenty Fund – Class D Shares	1.2
Janus Asia Equity Fund – Class I Shares	0.5

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

Janus Global Allocation Fund - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Janus Investment Fund | 3

Janus Global Allocation Fund - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Allocation Fund – Growth – Class A Shares

NAV	–2.40%	2.92%	8.35%	6.72%	1.17%	1.17%

MOP	–8.00%	–2.97%	7.08%	6.02%

Janus Global Allocation Fund – Growth – Class C Shares

NAV	–2.78%	2.18%	7.50%	5.91%	1.96%	1.95%

CDSC	–3.71%	1.20%	7.50%	5.91%

Janus Global Allocation Fund – Growth – Class D Shares(1)	–2.37%	3.06%	8.51%	6.90%	1.00%	1.00%

Janus Global Allocation Fund – Growth – Class I Shares	–2.29%	3.15%	8.60%	6.86%	0.94%	0.94%

Janus Global Allocation Fund – Growth – Class S Shares	–2.48%	2.73%	8.17%	6.51%	1.34%	1.34%

Janus Global Allocation Fund – Growth – Class T Shares	–2.34%	3.04%	8.44%	6.86%	1.09%	1.09%

MSCI All Country World IndexSM	–1.90%	4.16%	9.17%	5.58%

Global Growth Allocation Index	–2.35%	3.48%	7.98%	5.58%

Morningstar Quartile – Class T Shares	–	2nd	1st	1st

Morningstar Ranking – based on total returns for World Allocation Funds	–	171/547	64/348	54/290

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective September 1, 2014, Enrique Chang and Ashwin Alankar are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Global Allocation Fund - Growth (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)††

Class A Shares	$1,000.00	$976.00	$2.24	$1,000.00	$1,022.94	$2.29	0.45%

Class C Shares	$1,000.00	$972.20	$6.16	$1,000.00	$1,018.95	$6.31	1.24%

Class D Shares	$1,000.00	$976.30	$1.39	$1,000.00	$1,023.79	$1.43	0.28%

Class I Shares	$1,000.00	$977.10	$1.10	$1,000.00	$1,024.10	$1.12	0.22%

Class S Shares	$1,000.00	$975.20	$3.09	$1,000.00	$1,022.08	$3.16	0.62%

Class T Shares	$1,000.00	$976.60	$1.84	$1,000.00	$1,023.34	$1.89	0.37%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6 | DECEMBER 31, 2014

Janus Global Allocation Fund - Growth

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Investment Companies£ – 100.0%
Alternative Funds – 9.8%
1,418,935	Janus Diversified Alternatives Fund – Class N Shares	$14,373,815
1,098,419	Janus Global Real Estate Fund – Class I Shares	12,390,162

		26,763,977
Equity Funds – 75.1%
3,302,552	INTECH International Managed Volatility Fund(1) – Class I Shares	24,835,189
1,285,505	INTECH U.S. Managed Volatility Fund(2) – Class N Shares	12,945,039
588,574	INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	12,689,644
156,610	Janus Asia Equity Fund – Class I Shares	1,497,190
310,208	Janus Contrarian Fund – Class I Shares	6,849,384
1,223,949	Janus Emerging Markets Fund – Class I Shares	10,048,620
72,581	Janus Enterprise Fund – Class N Shares	6,321,837
237,878	Janus Forty Fund – Class N Shares	7,269,564
183,562	Janus Global Research Fund – Class I Shares	11,856,246
662,005	Janus Global Select Fund – Class I Shares	8,910,588
3,436,718	Janus International Equity Fund – Class N Shares	41,824,859
390,925	Janus Overseas Fund – Class N Shares	12,298,508
271,677	Janus Triton Fund – Class N Shares	6,433,322
54,872	Janus Twenty Fund – Class D Shares	3,207,796
1,664,371	Perkins Large Cap Value Fund – Class N Shares	27,245,756
277,985	Perkins Mid Cap Value Fund – Class N Shares	5,545,796
273,465	Perkins Small Cap Value Fund – Class N Shares	5,912,314

		205,691,652
Fixed Income Funds – 15.1%
4,145,932	Janus Global Bond Fund – Class N Shares	41,376,407

Total Investments (total cost $242,054,792) – 100.0%		273,832,036

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(70,093)

Net Assets – 100%		$273,761,943

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Global Growth Allocation Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Global Allocation Fund – Growth
INTECH International Managed Volatility Fund(1) – Class I Shares	2,912,258	498,409	(108,115)	3,302,552	$(22,791)	$620,734	$24,835,189
INTECH U.S. Managed Volatility Fund(2) – Class I Shares	1,969,517	26,176	(1,995,693)	–	132,761	–	–
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	–	2,246,084	(960,579)	1,285,505	4,476,265	1,380,795	12,945,039
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	652,232	14,236	(77,894)	588,574	523,675	113,749	12,689,644
Janus Asia Equity Fund	152,892	13,876	(10,158)	156,610	3,985	84,130	1,497,190
Janus Contrarian Fund – Class I Shares	283,411	35,571	(8,774)	310,208	21,735	57,434	6,849,384
Janus Diversified Alternatives Fund – Class N Shares	1,440,103	39,378	(60,546)	1,418,935	488	6,826	14,373,815
Janus Emerging Markets Fund – Class I Shares	1,160,557	109,976	(46,584)	1,223,949	(11,824)	184,752	10,048,620
Janus Enterprise Fund – Class I Shares	69,726	5,165	(2,310)	72,581	15,437	6,325	6,321,837
Janus Forty Fund – Class N Shares	158,324	86,863	(7,309)	237,878	(41,942)	123,347	7,269,564
Janus Global Bond Fund – Class N Shares	3,847,447	453,690	(155,205)	4,145,932	(13,825)	1,744,886	41,376,407
Janus Global Real Estate Fund – Class I Shares	1,085,957	52,219	(39,757)	1,098,419	17,928	209,554	12,390,162
Janus Global Research Fund – Class I Shares	184,835	5,017	(6,290)	183,562	31,024	130,057	11,856,246
Janus Global Select Fund – Class I Shares	668,442	16,155	(22,592)	662,005	30,793	72,583	8,910,588
Janus International Equity Fund – Class N Shares	3,274,565	282,553	(120,400)	3,436,718	(1,444)	939,482	41,824,859
Janus Overseas Fund – Class N Shares	400,993	11,790	(21,858)	390,925	(79,433)	159,667	12,298,508
Janus Triton Fund – Class N Shares	250,424	29,536	(8,283)	271,677	14,697	38,567	6,433,322
Janus Twenty Fund – Class D Shares	51,292	9,270	(5,690)	54,872	90,666	46,994	3,207,796
Perkins Large Cap Value Fund – Class N Shares	873,885	838,352	(47,866)	1,664,371	92,566	501,264	27,245,756
Perkins Mid Cap Value Fund – Class N Shares	232,788	63,554	(18,357)	277,985	95,880	248,064	5,545,796
Perkins Small Cap Value Fund – Class N Shares	217,586	63,572	(7,693)	273,465	12,347	332,494	5,912,314

Total					$5,388,988	$7,001,704	$273,832,036

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

8 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Allocation Fund – Growth
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$26,763,977	$–	$–
Equity Funds	205,691,652	–	–
Fixed Income Funds	41,376,407	–	–

Total Assets	$273,832,036	$–	$–

Janus Investment Fund | 9

Statement of Assets and Liabilities

Janus Global
As of December 31, 2014 (unaudited)	Allocation Fund - Growth

Assets:
Investments at cost	$242,054,792
Affiliated investments at value	273,832,036
Non-interested Trustees’ deferred compensation	5,613
Receivables:
Investments sold	40,686
Fund shares sold	332,589
Other assets	3,502
Total Assets	274,214,426
Liabilities:
Payables:
Fund shares repurchased	326,122
Advisory fees	12,035
Transfer agent fees and expenses	31,535
12b-1 Distribution and shareholder servicing fees	6,327
Non-interested Trustees’ fees and expenses	1,639
Non-interested Trustees’ deferred compensation fees	5,613
Accrued expenses and other payables	69,212
Total Liabilities	452,483
Net Assets	$273,761,943
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$225,468,590
Undistributed net investment income/(loss)*	931,584
Undistributed net realized gain/(loss) from investments*	15,583,443
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	31,778,326
Total Net Assets	$273,761,943
Net Assets - Class A Shares	$4,281,463
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	302,552
Net Asset Value Per Share(1)	$14.15
Maximum Offering Price Per Share(2)	$15.01
Net Assets - Class C Shares	$5,562,319
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	398,468
Net Asset Value Per Share(1)	$13.96
Net Assets - Class D Shares	$237,002,413
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,662,012
Net Asset Value Per Share	$14.22
Net Assets - Class I Shares	$6,114,306
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	429,848
Net Asset Value Per Share	$14.22
Net Assets - Class S Shares	$2,068,901
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	146,821
Net Asset Value Per Share	$14.09
Net Assets - Class T Shares	$18,732,541
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,318,217
Net Asset Value Per Share	$14.21

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

10 | DECEMBER 31, 2014

Statement of Operations

Janus Global
For the period ended December 31, 2014 (unaudited)	Allocation Fund - Growth

Investment Income:
Dividends from affiliates	$7,001,704
Total Investment Income	7,001,704
Expenses:
Advisory fees	70,504
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,599
Class C Shares	27,859
Class S Shares	2,814
Transfer agent administrative fees and expenses:
Class D Shares	146,845
Class S Shares	2,814
Class T Shares	23,618
Transfer agent networking and omnibus fees:
Class A Shares	1,452
Class C Shares	2,697
Class I Shares	2,933
Other transfer agent fees and expenses:
Class A Shares	296
Class C Shares	482
Class D Shares	30,684
Class I Shares	196
Class S Shares	39
Class T Shares	489
Shareholder reports expense	33,658
Registration fees	56,373
Professional fees	16,342
Non-interested Trustees’ fees and expenses	2,527
Other expenses	2,296
Total Expenses	430,517
Net Expenses	430,517
Net Investment Income/(Loss)	6,571,187
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	5,388,988
Capital gain distributions from underlying funds	14,061,751
Total Net Realized Gain/(Loss) on Investments	19,450,739
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(32,744,094)
Total Change in Unrealized Net Appreciation/Depreciation	(32,744,094)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,722,168)

See Notes to Financial Statements.

Janus Investment Fund | 11

Statements of Changes in Net Assets

	Janus Global
	Allocation Fund - Growth
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$6,571,187	$4,463,278
Net realized gain from investments in affiliates	19,450,739	11,924,088
Change in unrealized net appreciation/depreciation	(32,744,094)	31,164,240
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,722,168)	47,551,606
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(84,356)	(56,037)
Class C Shares	(72,735)	(46,840)
Class D Shares	(4,981,947)	(4,176,004)
Class I Shares	(132,038)	(104,445)
Class S Shares	(39,489)	(26,402)
Class T Shares	(389,917)	(236,452)
Net Realized Gain from Investment Transactions*
Class A Shares	(134,645)	(58,731)
Class C Shares	(178,768)	(86,580)
Class D Shares	(7,389,286)	(4,049,832)
Class I Shares	(188,533)	(97,315)
Class S Shares	(67,736)	(31,401)
Class T Shares	(585,872)	(233,355)
Net Decrease from Dividends and Distributions to Shareholders	(14,245,322)	(9,203,394)
Capital Share Transactions:
Shares Sold
Class A Shares	554,210	1,975,296
Class C Shares	658,506	1,485,435
Class D Shares	9,827,709	27,691,886
Class I Shares	714,380	2,136,869
Class S Shares	746,370	390,819
Class T Shares	4,840,053	10,029,284
Reinvested Dividends and Distributions
Class A Shares	214,745	113,474
Class C Shares	229,569	123,951
Class D Shares	12,283,765	8,162,485
Class I Shares	300,436	186,288
Class S Shares	107,225	57,803
Class T Shares	931,728	451,938
Shares Repurchased
Class A Shares	(584,711)	(1,358,287)
Class C Shares	(422,497)	(1,135,553)
Class D Shares	(16,172,155)	(36,360,911)
Class I Shares	(384,473)	(1,788,960)
Class S Shares	(424,685)	(682,164)
Class T Shares	(4,123,107)	(5,941,854)
Net Increase/(Decrease) from Capital Share Transactions	9,297,068	5,537,799
Net Increase/(Decrease) in Net Assets	(11,670,422)	43,886,011
Net Assets:
Beginning of period	285,432,365	241,546,354
End of period	$273,761,943	$285,432,365

Undistributed Net Investment Income/(Loss)*	$931,584	$60,879

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Growth
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.28	$13.19	$11.78	$12.49	$10.47	$10.35	$9.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(3)	0.20(3)	0.23	0.16	0.19	0.17	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.72)	2.38	1.41	(0.68)	2.04	0.14	1.18
Total from Investment Operations	(0.38)	2.58	1.64	(0.52)	2.23	0.31	1.19
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.24)	(0.23)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	(0.46)	(0.25)	–	–	–	–	–
Total Distributions	(0.75)	(0.49)	(0.23)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$14.15	$15.28	$13.19	$11.78	$12.49	$10.47	$10.35
Total Return**	(2.48)%	19.82%	14.08%	(4.04)%	21.38%	2.96%	12.99%
Net Assets, End of Period (in thousands)	$4,281	$4,437	$3,182	$2,683	$2,768	$628	$149
Average Net Assets for the Period (in thousands)	$4,420	$3,583	$2,912	$2,684	$1,640	$343	$99
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.45%	0.46%	0.41%	0.48%	0.44%	0.39%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.45%	0.46%	0.41%	0.48%	0.44%	0.37%	0.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.45%	1.41%	1.72%	1.34%	1.61%	0.92%	0.56%
Portfolio Turnover Rate	9%	13%	45%	18%	26%	13%	23%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Growth
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.03	$13.00	$11.60	$12.37	$10.40	$10.33	$9.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(3)	0.11(3)	0.12	0.08	0.16	0.13	–(5)
Net gain/(loss) on investments (both realized and unrealized)	(0.71)	2.31	1.41	(0.69)	1.96	0.13	1.17
Total from Investment Operations	(0.42)	2.42	1.53	(0.61)	2.12	0.26	1.17
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.14)	(0.13)	(0.16)	(0.15)	(0.19)	–
Distributions (from capital gains)*	(0.46)	(0.25)	–	–	–	–	–
Total Distributions	(0.65)	(0.39)	(0.13)	(0.16)	(0.15)	(0.19)	–
Net Asset Value, End of Period	$13.96	$15.03	$13.00	$11.60	$12.37	$10.40	$10.33
Total Return**	(2.80)%	18.79%	13.30%	(4.82)%	20.39%	2.41%	12.77%
Net Assets, End of Period (in thousands)	$5,562	$5,508	$4,325	$3,791	$2,736	$706	$110
Average Net Assets for the Period (in thousands)	$5,496	$4,944	$4,126	$3,325	$1,446	$398	$20
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.24%	1.21%	1.21%	1.34%	1.21%	1.14%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.24%	1.21%	1.21%	1.34%	1.21%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.94%	0.80%	0.93%	0.46%	0.51%	0.27%	(0.18)%
Portfolio Turnover Rate	9%	13%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 13

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or period	Janus Global Allocation Fund - Growth
ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$15.36	$13.26	$11.85	$12.54	$10.49	$10.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(2)	0.25(2)	0.25	0.18	0.21	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.73)	2.36	1.42	(0.67)	2.05	(0.20)
Total from Investment Operations	(0.37)	2.61	1.67	(0.49)	2.26	(0.17)
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.26)	(0.26)	(0.20)	(0.21)	–
Distributions (from capital gains)*	(0.46)	(0.25)	–	–	–	–
Total Distributions	(0.77)	(0.51)	(0.26)	(0.20)	(0.21)	–
Net Asset Value, End of Period	$14.22	$15.36	$13.26	$11.85	$12.54	$10.49
Total Return**	(2.39)%	19.95%	14.21%	(3.77)%	21.56%	(1.59)%
Net Assets, End of Period (in thousands)	$237,002	$249,215	$215,671	$205,107	$227,179	$187,128
Average Net Assets for the Period (in thousands)	$241,451	$234,801	$213,579	$207,366	$214,398	$199,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.28%	0.29%	0.28%	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.28%	0.29%	0.28%	0.28%	0.28%	0.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.70%	1.72%	1.89%	1.52%	1.74%	0.71%
Portfolio Turnover Rate	9%	13%	45%	18%	26%	13%

Class I Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Growth
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$15.37	$13.27	$11.86	$12.53	$10.49	$10.37	$9.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.37(2)	0.27(2)	0.25	0.20	0.22	0.23	–(6)
Net gain/(loss) on investments (both realized and unrealized)	(0.73)	2.35	1.43	(0.67)	2.04	0.09	1.21
Total from Investment Operations	(0.36)	2.62	1.68	(0.47)	2.26	0.32	1.21
Less Distributions:
Dividends (from net investment income)*	(0.33)	(0.27)	(0.27)	(0.20)	(0.22)	(0.20)	–
Distributions (from capital gains)*	(0.46)	(0.25)	–	–	–	–	–
Total Distributions	(0.79)	(0.52)	(0.27)	(0.20)	(0.22)	(0.20)	–
Net Asset Value, End of Period	$14.22	$15.37	$13.27	$11.86	$12.53	$10.49	$10.37
Total Return**	(2.37)%	20.03%	14.32%	(3.62)%	21.58%	3.03%	13.21%
Net Assets, End of Period (in thousands)	$6,114	$5,944	$4,648	$3,647	$2,316	$1,938	$11
Average Net Assets for the Period (in thousands)	$5,993	$5,413	$4,349	$2,587	$2,178	$1,065	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.22%	0.23%	0.20%	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.22%	0.23%	0.20%	0.21%	0.25%	0.13%	0.29%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.82%	1.86%	1.97%	1.44%	1.72%	0.86%	1.04%
Portfolio Turnover Rate	9%	13%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Growth
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.21	$13.13	$11.74	$12.45	$10.45	$10.35	$9.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(3)	0.20(3)	0.20	0.18	0.21	0.15	–(4)
Net gain/(loss) on investments (both realized and unrealized)	(0.74)	2.34	1.41	(0.70)	2.00	0.14	1.19
Total from Investment Operations	(0.39)	2.54	1.61	(0.52)	2.21	0.29	1.19
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.21)	(0.22)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	(0.46)	(0.25)	–	–	–	–	–
Total Distributions	(0.73)	(0.46)	(0.22)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$14.09	$15.21	$13.13	$11.74	$12.45	$10.45	$10.35
Total Return**	(2.56)%	19.60%	13.84%	(4.10)%	21.15%	2.73%	12.99%
Net Assets, End of Period (in thousands)	$2,069	$1,807	$1,785	$1,613	$753	$30	$11
Average Net Assets for the Period (in thousands)	$2,222	$1,763	$1,902	$1,268	$558	$19	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(5)	0.62%	0.63%	0.58%	0.60%	0.67%	0.65%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(5)	0.62%	0.63%	0.58%	0.60%	0.67%	0.65%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.66%	1.42%	1.51%	1.11%	1.61%	0.68%	0.66%
Portfolio Turnover Rate	9%	13%	45%	18%	26%	13%	23%

Class T Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Janus Global Allocation Fund - Growth
June 30 and the year ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$15.35	$13.25	$11.84	$12.54	$10.48	$10.36	$8.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(3)	0.22(3)	0.29	0.15	0.21	0.29	0.26
Net gain/(loss) on investments (both realized and unrealized)	(0.73)	2.39	1.37	(0.65)	2.04	0.01	1.69
Total from Investment Operations	(0.37)	2.61	1.66	(0.50)	2.25	0.30	1.95
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.26)	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)
Distributions (from capital gains)*	(0.46)	(0.25)	–	–	–	–	–
Total Distributions	(0.77)	(0.51)	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)
Net Asset Value, End of Period	$14.21	$15.35	$13.25	$11.84	$12.54	$10.48	$10.36
Total Return**	(2.42)%	19.93%	14.18%	(3.90)%	21.55%	2.86%	23.32%
Net Assets, End of Period (in thousands)	$18,733	$18,521	$11,935	$12,992	$12,451	$10,459	$190,737
Average Net Assets for the Period (in thousands)	$18,638	$14,295	$13,567	$12,693	$11,585	$96,998	$154,899
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(5)	0.37%	0.38%	0.36%	0.38%	0.35%	0.33%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(5)	0.37%	0.33%	0.30%	0.34%	0.35%	0.33%	0.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.77%	1.52%	1.88%	1.46%	1.62%	1.84%	2.90%
Portfolio Turnover Rate	9%	13%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund’s asset class allocations generally will vary over short-term periods. The Fund’s long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for

16 | DECEMBER 31, 2014

each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying fundswill be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as

Janus Investment Fund | 17

Notes to Financial Statements (unaudited) (continued)

to the classification level of the specific investments held by the underlying funds.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Allocation Fund - Growth	All Asset Levels	0.05

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
	(November 1, 2014	(until November 1,
Fund	to present)	2014)

Janus Global Allocation Fund - Growth	0.14	0.19

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

18 | DECEMBER 31, 2014

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Growth	$1,254

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Growth	$319

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Allocation Fund - Growth	$244,199,046	$33,553,148	$(3,920,158)	$29,632,990

20 | DECEMBER 31, 2014

4.	Capital Share Transactions

	Janus Global
	Allocation Fund -
For the period ended December 31 (unaudited)	Growth
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	36,765	136,813
Reinvested dividends and distributions	15,049	7,869
Shares repurchased	(39,754)	(95,401)
Net Increase/(Decrease) in Fund Shares	12,060	49,281
Shares Outstanding, Beginning of Period	290,492	241,211
Shares Outstanding, End of Period	302,552	290,492
Transactions in Fund Shares – Class C Shares:
Shares sold	44,823	105,041
Reinvested dividends and distributions	16,304	8,704
Shares repurchased	(29,020)	(80,190)
Net Increase/(Decrease) in Fund Shares	32,107	33,555
Shares Outstanding, Beginning of Period	366,361	332,806
Shares Outstanding, End of Period	398,468	366,361
Transactions in Fund Shares – Class D Shares:
Shares sold	656,153	1,917,281
Reinvested dividends and distributions	856,608	563,319
Shares repurchased	(1,075,490)	(2,520,624)
Net Increase/(Decrease) in Fund Shares	437,271	(40,024)
Shares Outstanding, Beginning of Period	16,224,741	16,264,765
Shares Outstanding, End of Period	16,662,012	16,224,741
Transactions in Fund Shares – Class I Shares:
Shares sold	47,858	148,301
Reinvested dividends and distributions	20,951	12,856
Shares repurchased	(25,716)	(124,698)
Net Increase/(Decrease) in Fund Shares	43,093	36,459
Shares Outstanding, Beginning of Period	386,755	350,296
Shares Outstanding, End of Period	429,848	386,755
Transactions in Fund Shares – Class S Shares:
Shares sold	49,197	27,372
Reinvested dividends and distributions	7,546	4,022
Shares repurchased	(28,780)	(48,432)
Net Increase/(Decrease) in Fund Shares	27,963	(17,038)
Shares Outstanding, Beginning of Period	118,858	135,896
Shares Outstanding, End of Period	146,821	118,858
Transactions in Fund Shares – Class T Shares:
Shares sold	322,153	688,523
Reinvested dividends and distributions	65,020	31,211
Shares repurchased	(275,605)	(413,727)
Net Increase/(Decrease) in Fund Shares	111,568	306,007
Shares Outstanding, Beginning of Period	1,206,649	900,642
Shares Outstanding, End of Period	1,318,217	1,206,649

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

5.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Allocation Fund - Growth	$41,384,219	$25,667,041	$–	$–

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 23

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

24 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

26 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 27

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

28 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

30 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

32 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 33

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

34 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 35

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81313	125-24-93021 02-15

semiannual report
December 31, 2014

Janus Global Allocation Fund – Moderate

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Allocation Fund – Moderate

Janus Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT
We believe broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the Fund’s overall volatility through the use of alternatives. This approach coupled with access to Janus Capital Group’s innovative investment expertise and solutions may provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Moderate’s Class T Shares returned -1.90% for the six-month period ended December 31, 2014. This compares with a return of -1.90% for its primary benchmark, the MSCI All Country World Index, and a -2.79% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET REVIEW

The market environment during the back half of 2014 could best be characterized as a period of great change. After a relative calm for the better part of two years, U.S. equity market volatility spiked considerably. U.S. and non-U.S. equity markets, which had largely been moving in tandem, also decoupled over the last six months. Meanwhile U.S. crude prices, which had been in a range-bound environment between $80 to $100 a barrel for most of the last four years, suddenly collapsed, taking gasoline prices, inflation expectations, and the performance of the entire energy sector with it. The U.S. dollar also rallied during the period, as investors worldwide questioned the sustainability of a tepid global economic recovery and fretted over other geopolitical events.

For all of the big changes occurring in financial markets over the last few months, a few trends persisted. Given the relative health of the U.S. economy, investors continued to view the U.S. as the place to be, and U.S. markets generally outperformed their non-U.S. counterparts across the board. In U.S. bond markets, the long bond continued to rally, while the short end remained anchored, causing the U.S. Treasury curve to continue to flatten. Investors continued to wait for the Federal Reserve to begin tightening, but the exact timing remains uncertain.

INVESTMENT PROCESS

Janus Global Allocation Fund – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Moderate. The Janus Global Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

PORTFOLIO REVIEW

The Fund performed in-line with its primary benchmark, the MSCI All Country World Index, and outperformed its secondary benchmark, the Global Moderate Allocation Index. On a broad basis, our allocation to alternatives was

Janus Investment Fund | 1

Janus Global Allocation Fund - Moderate (unaudited)

a net contributor to performance, while both fixed income and equity allocations were net detractors.

Top contributors to the Fund’s performance included the Perkins Large Cap Value Fund, Janus Triton Fund and the Janus Diversified Alternatives Fund. Due to the underperformance of international equity markets, our largest detractors included the Janus International Equity Fund and INTECH International Managed Volatility Fund. Other detractors from performance included the Janus Emerging Markets Fund and Janus Global Bond Fund.

OUTLOOK

As we look across global markets, we agree with the general perception that the U.S. is currently “the best place to be” in terms of broad asset class exposure. With fixed income rates globally in the developed markets hovering at near unprecedented low levels that are arguably unsustainable, we believe there is real risk that rates will sell off a as they normalize to levels more consistent with equilibrium, especially in the U.S. where economic fundamentals are showing signs of revival and strength, which ultimately will benefit global economies. Against this backdrop, we continue to believe equities offer the most attractive return to risk trade-off versus other asset classes.

Despite our relatively positive outlook for equities, we are paying close attention to volatility that is creeping back into the market. There were two spikes in volatility in the fourth quarter, and such spikes are sometimes signs that the market’s mood is shifting.

In markets of increasing volatility and uncertainty the ordinarily difficult task of correctly allocating asset classes becomes even more difficult. However, we believe such environments are good tests for a strategy that is broadly allocated across multiple asset classes and risk factors.

Thank you for investing in Janus Global Allocation Fund – Moderate.

2 | DECEMBER 31, 2014

(unaudited)

Janus Global Allocation Fund – Moderate (% of Net Assets)

As of December 31, 2014

Janus Global Bond Fund – Class N Shares	27.2%
Janus International Equity Fund – Class N Shares	11.7
Perkins Large Cap Value Fund – Class N Shares	9.2
Janus Diversified Alternatives Fund – Class N Shares	7.9
INTECH International Managed Volatility Fund(1) – Class I Shares	6.9
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	4.2
Janus Short-Term Bond Fund – Class N Shares	4.2
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	4.0
Janus Global Research Fund – Class I Shares	3.3
Janus Overseas Fund – Class N Shares	3.2
Janus Global Real Estate Fund – Class I Shares	2.8
Janus Triton Fund – Class N Shares	2.4
Janus Global Select Fund – Class I Shares	2.4
Janus Emerging Markets Fund – Class I Shares	2.3
Perkins Small Cap Value Fund – Class N Shares	2.2
Janus Fund – Class N Shares	1.7
Janus Forty Fund – Class N Shares	1.5
Janus Twenty Fund – Class D Shares	1.3
Janus Contrarian Fund – Class I Shares	1.3
Janus Asia Equity Fund – Class I Shares	0.3

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

Janus Global Allocation Fund - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Janus Investment Fund | 3

Janus Global Allocation Fund - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Moderate – Class A Shares

NAV	–1.90%	3.23%	7.84%	6.86%	1.16%

MOP	–7.53%	–2.71%	6.57%	6.16%

Janus Global Allocation Fund – Moderate – Class C Shares

NAV	–2.32%	2.49%	7.03%	6.05%	1.95%

CDSC	–3.25%	1.50%	7.03%	6.05%

Janus Global Allocation Fund – Moderate – Class D Shares(1)	–1.88%	3.37%	8.02%	7.04%	0.99%

Janus Global Allocation Fund – Moderate – Class I Shares	–1.82%	3.44%	8.10%	6.99%	0.95%

Janus Global Allocation Fund – Moderate – Class S Shares	–1.99%	3.10%	7.65%	6.61%	1.34%

Janus Global Allocation Fund – Moderate – Class T Shares	–1.90%	3.36%	7.94%	6.99%	1.09%

MSCI All Country World IndexSM	–1.90%	4.16%	9.17%	5.58%

Global Moderate Allocation Index	–2.79%	2.78%	6.73%	5.47%

Morningstar Quartile – Class T Shares	–	2nd	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	–	144/547	98/348	49/290

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective September 1, 2014, Enrique Chang and Ashwin Alankar are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Global Allocation Fund - Moderate (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)††

Class A Shares	$1,000.00	$981.00	$2.15	$1,000.00	$1,023.04	$2.19	0.43%

Class C Shares	$1,000.00	$976.80	$5.98	$1,000.00	$1,019.16	$6.11	1.20%

Class D Shares	$1,000.00	$981.20	$1.30	$1,000.00	$1,023.89	$1.33	0.26%

Class I Shares	$1,000.00	$981.80	$1.00	$1,000.00	$1,024.20	$1.02	0.20%

Class S Shares	$1,000.00	$980.10	$3.04	$1,000.00	$1,022.13	$3.11	0.61%

Class T Shares	$1,000.00	$981.00	$1.80	$1,000.00	$1,023.39	$1.84	0.36%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6 | DECEMBER 31, 2014

Janus Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

As of December 31, 2014

Shares		Value

Investment Companies£ – 100.0%
Alternative Funds – 10.7%
2,534,512	Janus Diversified Alternatives Fund – Class N Shares	$25,674,614
808,709	Janus Global Real Estate Fund – Class I Shares	9,122,236

		34,796,850
Equity Funds – 57.9%
2,998,746	INTECH International Managed Volatility Fund(1) – Class I Shares	22,550,570
1,342,425	INTECH U.S. Managed Volatility Fund(2) – Class N Shares	13,518,217
602,431	INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	12,988,416
92,149	Janus Asia Equity Fund – Class I Shares	880,944
187,763	Janus Contrarian Fund – Class I Shares	4,145,817
899,323	Janus Emerging Markets Fund – Class I Shares	7,383,441
159,365	Janus Forty Fund – Class N Shares	4,870,205
147,607	Janus Fund – Class N Shares	5,462,936
165,839	Janus Global Research Fund – Class I Shares	10,711,530
573,141	Janus Global Select Fund – Class I Shares	7,714,473
3,111,289	Janus International Equity Fund – Class N Shares	37,864,385
329,862	Janus Overseas Fund – Class N Shares	10,377,445
335,998	Janus Triton Fund – Class N Shares	7,956,438
74,673	Janus Twenty Fund – Class D Shares	4,365,376
1,829,235	Perkins Large Cap Value Fund – Class N Shares	29,944,585
329,593	Perkins Small Cap Value Fund – Class N Shares	7,125,796

		187,860,574
Fixed Income Funds – 31.4%
8,830,908	Janus Global Bond Fund – Class N Shares	88,132,457
4,527,341	Janus Short-Term Bond Fund – Class N Shares	13,763,117

		101,895,574

Total Investments (total cost $296,159,293) – 100.0%		324,552,998

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(86,036)

Net Assets – 100%		$324,466,962

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Global Allocation Fund – Moderate
INTECH International Managed Volatility Fund(1) – Class I Shares	2,592,091	490,218	(83,563)	2,998,746	$(25,512)	$561,410	$22,550,570
INTECH U.S. Managed Volatility Fund(2) – Class I Shares	2,064,085	22,025	(2,086,110)	–	187,480	–	–
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	–	2,333,529	(991,104)	1,342,425	5,257,274	1,436,997	13,518,217
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	667,891	22,433	(87,893)	602,431	582,245	116,042	12,988,416
Janus Asia Equity Fund	86,786	10,639	(5,276)	92,149	566	49,163	880,944
Janus Contrarian Fund – Class I Shares	168,789	23,542	(4,568)	187,763	8,948	34,661	4,145,817
Janus Diversified Alternatives Fund – Class N Shares	2,514,382	113,809	(93,679)	2,534,512	599	12,140	25,674,614
Janus Emerging Markets Fund- Class I Shares	774,837	154,740	(30,254)	899,323	(9,691)	135,195	7,383,441
Janus Forty Fund – Class N Shares	100,365	64,250	(5,250)	159,365	(37,611)	82,274	4,870,205
Janus Fund – Class N Shares	125,171	32,258	(9,822)	147,607	96,713	93,116	5,462,936
Janus Global Bond Fund – Class N Shares	8,263,367	847,682	(280,141)	8,830,908	(22,909)	3,747,642	88,132,457
Janus Global Real Estate Fund – Class I Shares	784,130	52,074	(27,495)	808,709	6,422	153,776	9,122,236
Janus Global Research Fund – Class I Shares	164,028	6,701	(4,890)	165,839	12,270	117,097	10,711,530
Janus Global Select Fund – Class I Shares	568,505	20,267	(15,631)	573,141	9,143	62,628	7,714,473
Janus International Equity Fund – Class N Shares	2,906,246	299,156	(94,113)	3,111,289	(9,860)	847,201	37,864,385
Janus Overseas Fund – Class N Shares	343,169	14,946	(28,253)	329,862	(106,946)	134,164	10,377,445
Janus Short-Term Bond Fund – Class N Shares	3,874,419	823,165	(170,243)	4,527,341	(3,407)	103,837	13,763,117
Janus Triton Fund – Class N Shares	304,490	40,153	(8,645)	335,998	5,751	47,548	7,956,438
Janus Twenty Fund – Class D Shares	67,990	13,207	(6,524)	74,673	81,773	63,755	4,365,376
Perkins Large Cap Value Fund – Class N Shares	1,033,000	898,488	(102,253)	1,829,235	217,410	548,992	29,944,585
Perkins Small Cap Value Fund – Class N Shares	257,500	80,234	(8,141)	329,593	(1,386)	399,332	7,125,796

Total					$6,249,272	$8,746,970	$324,552,998

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

8 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Allocation Fund – Moderate
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$34,796,850	$–	$–
Equity Funds	187,860,574	–	–
Fixed Income Funds	101,895,574	–	–

Total Assets	$324,552,998	$–	$–

Janus Investment Fund | 9

Statement of Assets and Liabilities

Janus Global
As of December 31, 2014 (unaudited)	Allocation Fund - Moderate

Assets:
Investments at cost	$296,159,293
Affiliated investments at value	324,552,998
Non-interested Trustees’ deferred compensation	6,655
Receivables:
Investments sold	191,105
Fund shares sold	157,460
Other assets	3,681
Total Assets	324,911,899
Liabilities:
Payables:
Fund shares repurchased	307,705
Advisory fees	14,202
Transfer agent fees and expenses	36,528
12b-1 Distribution and shareholder servicing fees	13,494
Non-interested Trustees’ fees and expenses	1,913
Non-interested Trustees’ deferred compensation fees	6,655
Accrued expenses and other payables	64,440
Total Liabilities	444,937
Net Assets	$324,466,962
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$279,500,158
Undistributed net investment income/(loss)*	996,762
Undistributed net realized gain/(loss) from investments*	15,575,088
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	28,394,954
Total Net Assets	$324,466,962
Net Assets - Class A Shares	$15,068,064
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,128,926
Net Asset Value Per Share(1)	$13.35
Maximum Offering Price Per Share(2)	$14.16
Net Assets - Class C Shares	$10,761,711
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	815,685
Net Asset Value Per Share(1)	$13.19
Net Assets - Class D Shares	$262,470,696
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,567,195
Net Asset Value Per Share	$13.41
Net Assets - Class I Shares	$5,695,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	424,736
Net Asset Value Per Share	$13.41
Net Assets - Class S Shares	$2,926,658
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	220,561
Net Asset Value Per Share	$13.27
Net Assets - Class T Shares	$27,544,021
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,058,099
Net Asset Value Per Share	$13.38

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10 | DECEMBER 31, 2014

Statement of Operations

Janus Global
For the period ended December 31, 2014 (unaudited)	Allocation Fund - Moderate

Investment Income:
Dividends from affiliates	$8,746,970
Total Investment Income	8,746,970
Expenses:
Advisory fees	82,179
12b-1 Distribution and shareholder servicing fees:
Class A Shares	16,063
Class C Shares	56,054
Class S Shares	3,705
Transfer agent administrative fees and expenses:
Class D Shares	163,315
Class S Shares	3,705
Class T Shares	29,890
Transfer agent networking and omnibus fees:
Class A Shares	3,557
Class C Shares	4,016
Class I Shares	2,412
Other transfer agent fees and expenses:
Class A Shares	780
Class C Shares	899
Class D Shares	25,937
Class I Shares	122
Class S Shares	13
Class T Shares	323
Shareholder reports expense	28,663
Registration fees	57,211
Professional fees	19,414
Non-interested Trustees’ fees and expenses	2,913
Other expenses	2,679
Total Expenses	503,850
Net Expenses	503,850
Net Investment Income/(Loss)	8,243,120
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	6,249,272
Capital gain distributions from underlying funds	13,053,106
Total Net Realized Gain/(Loss) on Investments	19,302,378
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(33,746,088)
Total Change in Unrealized Net Appreciation/Depreciation	(33,746,088)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,200,590)

See Notes to Financial Statements.

Janus Investment Fund | 11

Statements of Changes in Net Assets

	Janus Global
	Allocation Fund - Moderate
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$8,243,120	$5,357,493
Net realized gain from investments in affiliates	19,302,378	9,214,193
Change in unrealized net appreciation/depreciation	(33,746,088)	33,691,035
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,200,590)	48,262,721
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(366,391)	(157,062)
Class C Shares	(183,738)	(91,118)
Class D Shares	(6,542,960)	(4,641,655)
Class I Shares	(145,598)	(107,987)
Class S Shares	(64,777)	(38,709)
Class T Shares	(626,732)	(360,310)
Net Realized Gain from Investment Transactions*
Class A Shares	(359,972)	(106,353)
Class C Shares	(262,309)	(111,526)
Class D Shares	(6,226,887)	(2,907,792)
Class I Shares	(135,007)	(65,839)
Class S Shares	(70,021)	(30,951)
Class T Shares	(601,152)	(228,916)
Net Decrease from Dividends and Distributions to Shareholders	(15,585,544)	(8,848,218)
Capital Share Transactions:
Shares Sold
Class A Shares	4,389,465	3,708,140
Class C Shares	915,256	2,564,930
Class D Shares	9,626,242	29,937,398
Class I Shares	866,420	1,616,228
Class S Shares	627,043	706,319
Class T Shares	8,953,949	10,004,788
Reinvested Dividends and Distributions
Class A Shares	617,695	254,958
Class C Shares	400,307	183,001
Class D Shares	12,666,586	7,494,648
Class I Shares	276,081	169,055
Class S Shares	134,798	69,660
Class T Shares	1,199,717	579,642
Shares Repurchased
Class A Shares	(573,531)	(2,545,907)
Class C Shares	(965,966)	(2,392,841)
Class D Shares	(18,126,244)	(41,693,706)
Class I Shares	(449,022)	(2,537,755)
Class S Shares	(219,725)	(1,703,313)
Class T Shares	(4,134,134)	(7,221,950)
Net Increase/(Decrease) from Capital Share Transactions	16,204,937	(806,705)
Net Increase/(Decrease) in Net Assets	(5,581,197)	38,607,798
Net Assets:
Beginning of period	330,048,159	291,440,361
End of period	$324,466,962	$330,048,159

Undistributed Net Investment Income/(Loss)*	$996,762	$683,838

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.29	$12.58	$12.21	$12.57	$10.95	$10.80	$9.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.41(3)	0.21(3)	0.32	0.24	0.34	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.68)	1.88	0.97	(0.31)	1.58	0.24	1.10
Total from Investment Operations	(0.27)	2.09	1.29	(0.07)	1.92	0.42	1.12
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.23)	(0.31)	(0.29)	(0.30)	(0.27)	–
Distributions (from capital gains)*	(0.33)	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.67)	(0.38)	(0.92)	(0.29)	(0.30)	(0.27)	–
Net Asset Value, End of Period	$13.35	$14.29	$12.58	$12.21	$12.57	$10.95	$10.80
Total Return**	(1.90)%	16.79%	10.67%	(0.41)%	17.59%	3.81%	11.57%
Net Assets, End of Period (in thousands)	$15,068	$11,593	$8,913	$5,720	$5,498	$1,844	$1,145
Average Net Assets for the Period (in thousands)	$12,664	$9,885	$6,850	$5,484	$3,818	$1,676	$424
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.43%	0.43%	0.41%	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.43%	0.43%	0.41%	0.42%	0.50%	0.40%	0.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.81%	1.53%	1.97%	1.98%	2.88%	1.82%	1.43%
Portfolio Turnover Rate	9%	11%	64%	18%	15%	11%	19%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.08	$12.40	$12.02	$12.46	$10.88	$10.77	$9.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(3)	0.11(3)	0.18	0.15	0.26	0.21	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.61)	1.85	0.99	(0.32)	1.57	0.15	1.08
Total from Investment Operations	(0.33)	1.96	1.17	(0.17)	1.83	0.36	1.09
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.13)	(0.18)	(0.27)	(0.25)	(0.25)	–
Distributions (from capital gains)*	(0.33)	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.56)	(0.28)	(0.79)	(0.27)	(0.25)	(0.25)	–
Net Asset Value, End of Period	$13.19	$14.08	$12.40	$12.02	$12.46	$10.88	$10.77
Total Return**	(2.32)%	15.92%	9.78%	(1.27)%	16.86%	3.33%	11.26%
Net Assets, End of Period (in thousands)	$10,762	$11,120	$9,480	$8,397	$7,572	$2,509	$406
Average Net Assets for the Period (in thousands)	$11,061	$10,017	$8,442	$7,945	$5,021	$1,469	$113
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.20%	1.14%	1.18%	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.20%	1.14%	1.18%	1.26%	1.16%	1.16%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.08%	0.86%	1.23%	1.10%	1.85%	0.87%	0.71%
Portfolio Turnover Rate	9%	11%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 13

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or period	Janus Global Allocation Fund - Moderate
ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$14.36	$12.63	$12.27	$12.62	$10.96	$10.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(2)	0.24(2)	0.30	0.26	0.34	0.06
Net gain/(loss) on investments (both realized and unrealized)	(0.63)	1.89	1.00	(0.31)	1.62	(0.08)
Total from Investment Operations	(0.27)	2.13	1.30	(0.05)	1.96	(0.02)
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.25)	(0.33)	(0.30)	(0.30)	–
Distributions (from capital gains)*	(0.33)	(0.15)	(0.61)	–	–	–
Total Distributions	(0.68)	(0.40)	(0.94)	(0.30)	(0.30)	–
Net Asset Value, End of Period	$13.41	$14.36	$12.63	$12.27	$12.62	$10.96
Total Return**	(1.88)%	17.04%	10.71%	(0.27)%	18.00%	(0.18)%
Net Assets, End of Period (in thousands)	$262,471	$276,135	$247,153	$228,415	$238,030	$180,261
Average Net Assets for the Period (in thousands)	$268,539	$261,560	$241,398	$224,382	$216,280	$184,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.26%	0.26%	0.25%	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.26%	0.26%	0.25%	0.26%	0.25%	0.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.02%	1.77%	2.24%	2.10%	2.83%	1.43%
Portfolio Turnover Rate	9%	11%	64%	18%	15%	11%

Class I Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$14.36	$12.63	$12.27	$12.60	$10.96	$10.80	$9.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(2)	0.26(2)	0.31	0.26	0.34	0.26	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.64)	1.87	1.00	(0.29)	1.61	0.17	1.07
Total from Investment Operations	(0.26)	2.13	1.31	(0.03)	1.95	0.43	1.12
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.25)	(0.34)	(0.30)	(0.31)	(0.27)	–
Distributions (from capital gains)*	(0.33)	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.69)	(0.40)	(0.95)	(0.30)	(0.31)	(0.27)	–
Net Asset Value, End of Period	$13.41	$14.36	$12.63	$12.27	$12.60	$10.96	$10.80
Total Return**	(1.82)%	17.10%	10.80%	(0.12)%	17.91%	3.96%	11.57%
Net Assets, End of Period (in thousands)	$5,696	$5,384	$5,441	$5,640	$4,510	$1,625	$36
Average Net Assets for the Period (in thousands)	$5,512	$5,595	$5,730	$5,003	$3,130	$757	$29
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.20%	0.22%	0.18%	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.20%	0.22%	0.18%	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.30%	1.89%	2.38%	2.18%	2.56%	1.70%	1.72%
Portfolio Turnover Rate	9%	11%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.19	$12.49	$12.14	$12.52	$10.91	$10.78	$9.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(3)	0.19(3)	0.29	0.24	0.29	0.25	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.61)	1.85	0.97	(0.34)	1.62	0.14	1.09
Total from Investment Operations	(0.28)	2.04	1.26	(0.10)	1.91	0.39	1.10
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.19)	(0.30)	(0.28)	(0.30)	(0.26)	–
Distributions (from capital gains)*	(0.33)	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.64)	(0.34)	(0.91)	(0.28)	(0.30)	(0.26)	–
Net Asset Value, End of Period	$13.27	$14.19	$12.49	$12.14	$12.52	$10.91	$10.78
Total Return**	(1.99)%	16.53%	10.44%	(0.64)%	17.56%	3.57%	11.36%
Net Assets, End of Period (in thousands)	$2,927	$2,580	$3,139	$1,595	$416	$58	$11
Average Net Assets for the Period (in thousands)	$2,924	$2,839	$2,429	$1,042	$374	$26	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.61%	0.61%	0.60%	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.61%	0.60%	0.60%	0.60%	0.64%	0.66%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.75%	1.40%	1.88%	1.88%	2.92%	1.35%	1.59%
Portfolio Turnover Rate	9%	11%	64%	18%	15%	11%	19%

Class T Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Janus Global Allocation Fund - Moderate
June 30 and the year ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$14.33	$12.61	$12.25	$12.60	$10.95	$10.79	$9.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(3)	0.23(3)	0.27	0.32	0.11	0.56	0.32
Net gain/(loss) on investments (both realized and unrealized)	(0.65)	1.88	1.03	(0.38)	1.84	(0.14)	1.17
Total from Investment Operations	(0.27)	2.11	1.30	(0.06)	1.95	0.42	2.03
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.24)	(0.33)	(0.29)	(0.30)	(0.26)	(0.29)
Distributions (from capital gains)*	(0.33)	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.68)	(0.39)	(0.94)	(0.29)	(0.30)	(0.26)	(0.29)
Net Asset Value, End of Period	$13.38	$14.33	$12.61	$12.25	$12.60	$10.95	$10.79
Total Return**	(1.90)%	16.96%	10.67%	(0.33)%	17.89%	3.80%	23.19%
Net Assets, End of Period (in thousands)	$27,544	$23,236	$17,314	$15,651	$20,254	$10,268	$160,742
Average Net Assets for the Period (in thousands)	$23,580	$20,305	$15,843	$19,099	$16,051	$83,813	$124,910
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.36%	0.36%	0.35%	0.36%	0.35%	0.30%	0.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.36%	0.30%	0.30%	0.31%	0.35%	0.30%	0.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.32%	1.72%	2.15%	2.12%	2.88%	2.63%	3.48%
Portfolio Turnover Rate	9%	11%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund’s asset class allocations generally will vary over short-term periods. The Fund’s long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for

16 | DECEMBER 31, 2014

each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying fundswill be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as

Janus Investment Fund | 17

Notes to Financial Statements (unaudited) (continued)

to the classification level of the specific investments held by the underlying funds.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Allocation Fund - Moderate	All Asset Levels	0.05

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Global Allocation Fund - Moderate	0.19

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net

18 | DECEMBER 31, 2014

assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Moderate	$5,332

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Moderate	$362

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Allocation Fund - Moderate	$298,039,261	$30,964,369	$(4,450,632)	$26,513,737

20 | DECEMBER 31, 2014

4.	Capital Share Transactions

	Janus Global
	Allocation Fund -
For the period ended December 31 (unaudited)	Moderate
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	312,644	274,412
Reinvested dividends and distributions	45,994	18,858
Shares repurchased	(40,948)	(190,575)
Net Increase/(Decrease) in Fund Shares	317,690	102,695
Shares Outstanding, Beginning of Period	811,236	708,541
Shares Outstanding, End of Period	1,128,926	811,236
Transactions in Fund Shares – Class C Shares:
Shares sold	66,116	192,519
Reinvested dividends and distributions	30,166	13,687
Shares repurchased	(70,303)	(181,255)
Net Increase/(Decrease) in Fund Shares	25,979	24,951
Shares Outstanding, Beginning of Period	789,706	764,755
Shares Outstanding, End of Period	815,685	789,706
Transactions in Fund Shares – Class D Shares:
Shares sold	683,948	2,204,196
Reinvested dividends and distributions	938,961	551,889
Shares repurchased	(1,288,214)	(3,087,529)
Net Increase/(Decrease) in Fund Shares	334,695	(331,444)
Shares Outstanding, Beginning of Period	19,232,500	19,563,944
Shares Outstanding, End of Period	19,567,195	19,232,500
Transactions in Fund Shares – Class I Shares:
Shares sold	61,149	119,773
Reinvested dividends and distributions	20,466	12,458
Shares repurchased	(31,868)	(187,869)
Net Increase/(Decrease) in Fund Shares	49,747	(55,638)
Shares Outstanding, Beginning of Period	374,989	430,627
Shares Outstanding, End of Period	424,736	374,989
Transactions in Fund Shares – Class S Shares:
Shares sold	44,402	52,535
Reinvested dividends and distributions	10,097	5,183
Shares repurchased	(15,701)	(127,344)
Net Increase/(Decrease) in Fund Shares	38,798	(69,626)
Shares Outstanding, Beginning of Period	181,763	251,389
Shares Outstanding, End of Period	220,561	181,763
Transactions in Fund Shares – Class T Shares:
Shares sold	644,219	737,969
Reinvested dividends and distributions	89,132	42,778
Shares repurchased	(296,542)	(532,129)
Net Increase/(Decrease) in Fund Shares	436,809	248,618
Shares Outstanding, Beginning of Period	1,621,290	1,372,672
Shares Outstanding, End of Period	2,058,099	1,621,290

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

5.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Allocation Fund - Moderate	$50,597,295	$28,711,761	$–	$–

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 23

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

24 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

26 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 27

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

28 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

30 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

32 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 33

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

34 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 35

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81314	125-24-93022 02-15

semiannual report
December 31, 2014

Janus Flexible Bond Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Flexible Bond Fund

Janus Flexible Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2014, Janus Flexible Bond Fund’s Class T Shares returned 0.71%, compared with 1.96% for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

After the U.S. economy kicked off 2014 with a winter-related slowdown, the U.S. economy recovered and gathered momentum in the second half of the year. Economic growth abroad deteriorated, however. Uneven global growth created a push and pull within the U.S. fixed income market. Prices on fixed income risk assets, like high yield, fell. Long-end Treasurys (those with maturities of 10 years or more) benefited from safe-haven purchases, especially from foreign investors. Yields on the 10-year and 30-year Treasurys declined materially during the period.

A risk-averse mentality grew in the second half of the year as the global economic outlook darkened and plummeting oil prices fueled overall volatility in the fixed income market. However, with U.S. growth bucking the global trend, the Federal Reserve (Fed) remained on track to hike rates in the second half of 2015. This pushed yields on the short-end of the curve upward. With long-end yields contained and front-end yields higher, the U.S. yield curve flattened. The flattening curve signaled concern that slowing global growth will create headwinds for the U.S. economy.

PERFORMANCE DISCUSSION

Our corporate credit allocation drove Fund underperformance compared with the benchmark, the Barclays U.S. Aggregate Bond Index, in the six months ended December 31, 2014.

Specifically, our yield curve positioning in our corporate credit exposure also drove underperformance of our credit allocation. We had greater exposure to shorter duration credit when the market favored longer duration credit during the year as rates declined.

Our corporate credit overweight and our security selection within the asset class were relative detractors as well. In particular, our security selection within the independent energy sector as well as our sector overweight detracted. The sector, which includes oil producers, was directly impacted by the sell-off in crude oil prices during the period. Our energy exposure included companies that generate solid cash flows and are strengthening their balance sheets, in our view. However, we believe individual company fundamentals were eclipsed by the sharp decline in oil prices, particularly in the fourth quarter.

Our Treasury allocation was also a relative detractor. Our underweight of the asset class versus the benchmark, generally on the longer end of the curve, hurt us as the longer-end Treasurys rallied during the period.

Spread carry, or the excess income generated over similar securities in the benchmark, was a relative contributor partly due to our out-of index exposure to high yield securities.

Our small allocations to government-related securities as well as preferred securities were also relative contributors.

OUTLOOK

We believe that U.S. economic growth has established a strong foundation and that unprecedented monetary stimulus measures abroad could eventually spark the beginnings of a global economic recovery over the next year. In the near term, however, the global economy faces headwinds, such as the threat of deflation and China’s slowing growth. Uncertainty created by the diverging growth and monetary policy trajectories of the U.S. and its major trading partners could drive volatility in the fixed income markets.

First and foremost, we invest according to our two core tenets of seeking capital preservation and risk-adjusted returns. Consequently, we have sought to reduce risk within our Fund by reducing our exposure to corporate

Janus Investment Fund | 1

Janus Flexible Bond Fund (unaudited)

credit, though we remain overweight the benchmark. Specifically, we have reduced our weighting within the energy credit sector as we believe crude oil prices could remain at lower levels. Within energy, we are focused on less leveraged credits, those cost efficient producers that are hedging their output and, in our view, are solid capital stewards. Depending on market conditions, we may reduce our energy sector exposure in the future and boost exposure to more defensive sectors.

While the Fed has signaled that it is preparing to exit loose monetary policy, we believe near-term global growth concerns and tame inflation trends may contain long-end Treasury rates. We are also mindful of stepped up Treasury purchases by foreign investors hungry for yield. As part of our defensive positioning, we have increased our Treasury exposure to be more in line with the benchmark’s. We also believe it is prudent at this juncture for the Fund’s overall duration to be more in line with the benchmark’s and allow for flexibility to adjust upward or downward as conditions warrant.

On the securitized front, the Mortgage-Backed Securities (MBS) sector’s favorable supply/demand profile should keep spread levels tight, in our view. However, we also believe that the fixed income market is vulnerable to increased volatility over the near term. Our MBS allocation is defensively positioned to weather volatility and for the current flattening yield curve through the use of higher coupon MBS, in our view. MBS generally does better in a market with lower volatility, so we have decreased our MBS allocation overall. We remain underweight MBS versus the benchmark.

Meanwhile, solid U.S. economic growth bodes well for corporate prospects. Moreover, with yields low, corporate credit will continue to be in demand. Nevertheless, at this stage in the credit cycle, companies are re-leveraging their balance sheets through share repurchases and expensive acquisitions. Selectivity is key, and that plays to our bottom-up, fundamental process of focusing on strong balance sheets and managements.

Not taking on excessive risk, being diversified and defensive in one’s positioning does not require giving up solid risk-adjusted returns. When the U.S. fixed income market begins to register signs of a global economic recovery, a portfolio that didn’t take excessive bets and instead, focused on capital preservation and risk-adjusted returns should have the flexibility to take advantage of the opportunities that arise.

Thank you for investing in Janus Flexible Bond Fund.

2 | DECEMBER 31, 2014

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
December 31, 2014

Weighted Average Maturity	9.7 Years
Average Effective Duration*	5.4 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.25%
With Reimbursement	2.25%
Class A Shares at MOP
Without Reimbursement	2.15%
With Reimbursement	2.15%
Class C Shares***
Without Reimbursement	1.52%
With Reimbursement	1.52%
Class D Shares
Without Reimbursement	2.44%
With Reimbursement	2.44%
Class I Shares
Without Reimbursement	2.49%
With Reimbursement	2.49%
Class N Shares
Without Reimbursement	2.60%
With Reimbursement	2.60%
Class R Shares
Without Reimbursement	1.85%
With Reimbursement	1.85%
Class S Shares
Without Reimbursement	2.10%
With Reimbursement	2.10%
Class T Shares
Without Reimbursement	2.35%
With Reimbursement	2.35%
Number of Bonds/Notes	363

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
December 31, 2014

AAA	0.1%
AA	54.3%
A	4.8%
BBB	23.1%
BB	13.6%
B	1.1%
Not Rated	1.0%
Other	2.0%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2014

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Janus Investment Fund | 3

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014						Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	0.66%	4.72%	5.18%	5.64%	7.14%	0.80%

MOP	–4.11%	–0.28%	4.16%	5.13%	6.95%

Janus Flexible Bond Fund – Class C Shares

NAV	0.28%	3.94%	4.38%	4.88%	6.45%	1.58%

CDSC	–0.71%	2.94%	4.38%	4.88%	6.45%

Janus Flexible Bond Fund – Class D Shares(1)	0.76%	4.91%	5.36%	5.74%	7.18%	0.61%

Janus Flexible Bond Fund – Class I Shares	0.77%	4.93%	5.40%	5.68%	7.16%	0.61%

Janus Flexible Bond Fund – Class N Shares	0.84%	4.97%	5.24%	5.68%	7.16%	0.45%

Janus Flexible Bond Fund – Class R Shares	0.45%	4.29%	4.74%	5.19%	6.74%	1.21%

Janus Flexible Bond Fund – Class S Shares	0.58%	4.55%	5.00%	5.44%	6.99%	0.95%

Janus Flexible Bond Fund – Class T Shares	0.71%	4.72%	5.24%	5.68%	7.16%	0.70%

Barclays U.S. Aggregate Bond Index	1.96%	5.97%	4.45%	4.71%	6.82%**

Morningstar Quartile – Class T Shares	–	3rd	2nd	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	–	751/1,066	331/937	60/824	23/200

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 7, 1987
**	The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Flexible Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,006.60	$4.00	$1,000.00	$1,021.22	$4.02	0.79%

Class C Shares	$1,000.00	$1,002.80	$7.77	$1,000.00	$1,017.44	$7.83	1.54%

Class D Shares	$1,000.00	$1,007.60	$3.04	$1,000.00	$1,022.18	$3.06	0.60%

Class I Shares	$1,000.00	$1,007.70	$2.88	$1,000.00	$1,022.33	$2.91	0.57%

Class N Shares	$1,000.00	$1,008.40	$2.28	$1,000.00	$1,022.94	$2.29	0.45%

Class R Shares	$1,000.00	$1,004.50	$6.06	$1,000.00	$1,019.16	$6.11	1.20%

Class S Shares	$1,000.00	$1,005.80	$4.80	$1,000.00	$1,020.42	$4.84	0.95%

Class T Shares	$1,000.00	$1,007.10	$3.54	$1,000.00	$1,021.68	$3.57	0.70%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.7%
$13,404,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$13,511,393
5,741,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	5,834,613
53,239,000	Applebee’s/IHOP Funding LLC 4.2770%, 9/5/21 (144A)	53,413,251
11,143,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A),‡	10,854,664
2,520,000	Banc of America Commercial Mortgage Trust 2006-6 5.4210%, 10/10/45	2,599,279
4,104,109	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	4,340,867
8,933,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2108%, 8/15/26 (144A),‡	8,927,587
22,876,309	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	23,197,950
10,116,856	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	10,741,926
27,724,766	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	30,049,626
16,217,540	Domino’s Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	17,001,707
4,296,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.5553%, 10/25/24‡	4,282,648
3,884,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.8053%, 10/25/24‡	3,862,370
18,897,479	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 (144A),§	16,385,683
15,857,786	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	14,920,068
7,245,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.6490%, 1/10/18 (144A),‡	7,336,446
6,479,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	6,626,643
13,555,000	Hilton USA Trust 2013-HLT 5.2216%, 11/5/30 (144A),‡	13,887,951
10,884,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1508%, 4/15/30 (144A),‡	10,888,082
5,317,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.9008%, 4/15/30 (144A),‡	5,323,641
11,267,287	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	11,371,509
9,864,382	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	10,092,831
4,067,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6610%, 12/15/28 (144A),‡	4,066,044
18,957,554	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	19,979,783
7,142,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	7,175,560
7,064,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	7,275,447
16,948,000	Starwood Retail Property Trust 2014-STAR 3.4108%, 11/15/27 (144A),‡	17,019,995
11,117,000	Starwood Retail Property Trust 2014-STAR 4.3108%, 11/15/27 (144A),‡	11,162,580
24,253,091	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	25,730,031
1,151,645	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	1,229,094
16,064,702	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47	16,638,678
7,707,439	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 5.9413%, 2/15/51‡	8,075,654
4,942,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9050%, 1/15/27 (144A),‡	4,939,173
1,815,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4050%, 2/15/27 (144A),‡	1,813,877
1,994,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4050%, 2/15/27 (144A),‡	1,991,657

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $412,679,633)		412,548,308

Bank Loans and Mezzanine Loans – 1.4%
Communications – 0.2%
13,886,110	Tribune Media Co. 4.0000%, 12/27/20‡	13,651,852
Consumer Cyclical – 0.2%
22,699,740	MGM Resorts International 3.5000%, 12/20/19‡	22,061,423
Consumer Non-Cyclical – 0.3%
3,303,630	CHS/Community Health Systems, Inc. 4.2500%, 1/27/21‡	3,291,935
14,336,663	IMS Health, Inc. 3.5000%, 3/17/21‡	13,978,246
11,219,682	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	11,070,124

		28,340,305
Technology – 0.7%
61,565,625	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	61,283,654

Total Bank Loans and Mezzanine Loans (cost $126,882,281)		125,337,234

Corporate Bonds – 38.0%
Asset-Backed Securities – 0.3%
21,926,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	21,666,396

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Banking – 6.3%
$10,723,000	Ally Financial, Inc. 8.0000%, 3/15/20	$12,653,140
10,612,000	Ally Financial, Inc. 7.5000%, 9/15/20	12,442,570
15,520,000	American Express Co. 6.8000%, 9/1/66‡	16,257,200
7,899,000	American Express Co. 5.2000%µ	8,022,161
9,448,000	Bank of America Corp. 1.5000%, 10/9/15	9,486,746
32,893,000	Bank of America Corp. 8.0000%µ	35,318,859
19,302,000	Citigroup, Inc. 5.9000%, 12/29/49	18,819,450
34,883,000	Citigroup, Inc. 5.8000%µ	34,883,000
6,224,000	Credit Suisse, New York 3.6250%, 9/9/24	6,331,295
19,921,000	Discover Financial Services 3.9500%, 11/6/24	20,025,446
30,305,000	Goldman Sachs Capital I 6.3450%, 2/15/34	36,050,979
9,167,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	9,832,497
4,167,000	Goldman Sachs Group, Inc. 5.7000%µ	4,214,920
10,937,000	HBOS PLC 6.7500%, 5/21/18 (144A)	12,189,243
18,164,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	17,628,434
33,912,000	Morgan Stanley 1.8750%, 1/5/18	33,787,882
10,024,000	Morgan Stanley 5.0000%, 11/24/25	10,696,761
4,393,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	4,436,983
34,447,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	37,361,044
32,627,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	35,315,400
56,323,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	57,291,249
16,567,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	17,497,999
17,006,000	SVB Financial Group 5.3750%, 9/15/20	19,122,601
21,251,000	Synchrony Financial 3.0000%, 8/15/19	21,483,550
26,898,000	Synchrony Financial 4.2500%, 8/15/24	27,600,818
32,310,000	Zions Bancorporation 5.8000%µ	30,500,640

		549,250,867
Basic Industry – 1.9%
28,044,000	Albemarle Corp. 4.1500%, 12/1/24	28,492,872
23,144,000	Albemarle Corp. 5.4500%, 12/1/44	24,904,055
12,051,000	Ashland, Inc. 3.8750%, 4/15/18	12,171,510
15,856,000	Ashland, Inc. 6.8750%, 5/15/43	16,886,640
34,198,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	34,402,367
32,061,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	32,197,869
17,406,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	17,058,855

		166,114,168
Brokerage – 3.3%
15,728,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	16,828,960
14,394,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	14,746,048
16,737,000	Charles Schwab Corp. 7.0000%µ	19,341,779
22,310,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	23,648,600
14,391,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	14,714,798
2,653,000	Lazard Group LLC 6.8500%, 6/15/17	2,953,320
21,383,000	Lazard Group LLC 4.2500%, 11/14/20	22,536,613
36,437,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	38,076,665
21,772,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	22,915,030
49,837,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	56,763,446
14,670,000	Stifel Financial Corp. 4.2500%, 7/18/24	14,756,934
41,383,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	41,942,209

		289,224,402
Capital Goods – 1.2%
12,952,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	12,757,720
13,470,000	Exelis, Inc. 4.2500%, 10/1/16	13,930,809
5,821,000	Exelis, Inc. 5.5500%, 10/1/21	6,282,250
18,993,000	FLIR Systems, Inc. 3.7500%, 9/1/16	19,687,004
13,134,000	Hanson, Ltd. 6.1250%, 8/15/16	13,922,040
13,195,000	KLX, Inc. 5.8750%, 12/1/22 (144A)	13,326,950
10,078,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	10,330,998
8,329,000	Owens Corning 4.2000%, 12/1/24	8,219,607
3,672,000	Vulcan Materials Co. 7.0000%, 6/15/18	4,039,200

		102,496,578

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Communications – 0.6%
$7,637,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	$7,675,185
8,586,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	8,628,930
12,130,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	12,284,973
18,425,000	UBM PLC 5.7500%, 11/3/20 (144A)	20,099,132

		48,688,220
Consumer Cyclical – 3.1%
34,426,000	Brinker International, Inc. 3.8750%, 5/15/23	34,330,124
4,909,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	5,085,351
7,420,000	DR Horton, Inc. 4.7500%, 5/15/17	7,753,900
13,062,000	DR Horton, Inc. 3.7500%, 3/1/19	12,931,380
17,061,000	General Motors Co. 3.5000%, 10/2/18	17,402,220
56,866,000	General Motors Co. 4.8750%, 10/2/23	60,846,620
17,787,000	General Motors Co. 6.2500%, 10/2/43	21,248,350
16,348,000	General Motors Co. 5.2000%, 4/1/45	17,247,140
7,602,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	7,611,502
4,605,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	4,696,593
5,248,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	5,694,201
14,856,000	MDC Holdings, Inc. 5.5000%, 1/15/24	14,373,180
7,325,000	MGM Resorts International 8.6250%, 2/1/19	8,304,719
13,814,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	13,468,650
11,848,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	13,963,686
6,384,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	6,415,920
5,196,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	5,546,730
3,554,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	3,482,920
11,026,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	10,474,700

		270,877,886
Consumer Non-Cyclical – 2.5%
5,860,000	Actavis Funding SCS 3.8500%, 6/15/24	5,889,939
5,207,000	Actavis Funding SCS 4.8500%, 6/15/44	5,283,730
19,097,000	Becton Dickinson and Co. 1.8000%, 12/15/17	19,167,430
25,338,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	27,491,730
9,371,000	HCA, Inc. 3.7500%, 3/15/19	9,382,714
21,198,000	Life Technologies Corp. 6.0000%, 3/1/20	24,217,973
4,524,000	Life Technologies Corp. 5.0000%, 1/15/21	4,999,902
9,023,000	Omnicare, Inc. 4.7500%, 12/1/22	9,135,787
11,145,000	Omnicare, Inc. 5.0000%, 12/1/24	11,423,625
14,810,000	Safeway, Inc. 4.7500%, 12/1/21	14,995,066
5,276,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	5,368,330
10,639,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	10,656,586
9,129,000	Tyson Foods, Inc. 6.6000%, 4/1/16	9,731,550
29,383,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	29,589,886
31,620,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	32,319,656

		219,653,904
Electric – 0.4%
8,486,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	8,952,730
11,356,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	11,691,048
15,694,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	17,638,141

		38,281,919
Energy – 7.4%
26,574,000	California Resources Corp. 5.5000%, 9/15/21 (144A)	22,720,770
26,765,000	California Resources Corp. 6.0000%, 11/15/24 (144A)	22,616,425
30,164,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	30,145,147
30,389,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	29,553,303
41,159,000	Chevron Corp. 1.3450%, 11/15/17	41,192,339
36,123,000	Cimarex Energy Co. 5.8750%, 5/1/22	37,567,920
27,420,000	Cimarex Energy Co. 4.3750%, 6/1/24	26,186,100
22,938,000	Continental Resources, Inc. 5.0000%, 9/15/22	22,192,515
24,918,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	25,540,950
27,504,000	DCP Midstream Operating LP 4.9500%, 4/1/22	29,193,818
11,757,000	DCP Midstream Operating LP 3.8750%, 3/15/23	11,250,697
12,112,000	DCP Midstream Operating LP 5.6000%, 4/1/44	12,382,982

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Energy – (continued)
$14,621,000	Devon Energy Corp. 2.2500%, 12/15/18	$14,568,306
8,659,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	9,106,930
8,947,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	8,964,321
9,698,000	Energy Transfer Partners LP 4.1500%, 10/1/20	9,942,196
12,936,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	13,104,698
9,911,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	10,353,011
7,391,000	Ensco PLC 4.5000%, 10/1/24	7,183,882
16,341,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	15,360,540
3,564,000	Frontier Oil Corp. 6.8750%, 11/15/18	3,635,280
999,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	1,130,358
10,692,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	13,151,160
8,570,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	9,562,312
1,990,000	Nabors Industries, Inc. 6.1500%, 2/15/18	2,072,718
20,344,000	Nabors Industries, Inc. 5.0000%, 9/15/20	19,981,266
19,055,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	18,292,800
42,529,000	Oceaneering International, Inc. 4.6500%, 11/15/24	41,642,398
2,117,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	2,225,536
23,636,000	Spectra Energy Partners LP 4.7500%, 3/15/24	25,335,901
37,889,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	36,468,162
37,150,000	Western Gas Partners LP 5.3750%, 6/1/21	40,758,677
6,715,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	6,479,975
31,444,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	29,400,140

		649,263,533
Finance Companies – 1.7%
44,979,000	CIT Group, Inc. 4.2500%, 8/15/17	45,878,580
1,969,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	2,136,365
29,938,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	31,584,590
9,194,000	CIT Group, Inc. 3.8750%, 2/19/19	9,171,015
8,589,000	GE Capital Trust I 6.3750%, 11/15/67‡	9,250,808
5,126,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	5,497,635
30,205,000	General Electric Capital Corp. 6.2500%µ	32,885,694
11,900,000	General Electric Capital Corp. 7.1250%µ	13,848,625

		150,253,312
Financial – 0.8%
26,058,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	27,043,435
44,785,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	44,804,213

		71,847,648
Industrial – 0.2%
6,573,000	Cintas Corp. No 2 2.8500%, 6/1/16	6,739,106
7,027,000	Cintas Corp. No 2 4.3000%, 6/1/21	7,572,872

		14,311,978
Insurance – 0.6%
36,820,000	Primerica, Inc. 4.7500%, 7/15/22	40,162,336
14,701,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	14,553,990

		54,716,326
Owned No Guarantee – 0.1%
11,534,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	12,031,115
Real Estate Investment Trusts (REITs) – 2.4%
14,448,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	14,309,848
26,321,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	27,996,621
13,937,000	Alexandria Real Estate Equities, Inc. 4.5000%, 7/30/29	14,271,948
10,560,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	12,161,952
27,936,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	32,145,648
25,966,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	26,030,915
12,233,000	Post Apartment Homes LP 4.7500%, 10/15/17	13,153,240
3,673,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	3,871,827
3,732,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	4,045,458
8,258,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	8,275,152
5,421,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,125,687
6,338,000	Senior Housing Properties Trust 6.7500%, 12/15/21	7,317,544

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – (continued)
$11,701,000	SL Green Realty Corp. 5.0000%, 8/15/18	$12,550,223
20,818,000	SL Green Realty Corp. 7.7500%, 3/15/20	24,869,578

		207,125,641
Technology – 4.2%
15,566,000	Autodesk, Inc. 3.6000%, 12/15/22	15,392,050
34,038,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	34,584,106
3,664,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	3,885,873
14,439,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	14,584,863
12,303,000	Fiserv, Inc. 3.1250%, 10/1/15	12,514,895
6,265,000	Motorola Solutions, Inc. 4.0000%, 9/1/24	6,302,722
8,916,000	MSCI, Inc. 5.2500%, 11/15/24 (144A)	9,228,060
8,843,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	8,869,803
6,735,000	Seagate HDD Cayman 4.7500%, 6/1/23	6,995,294
63,673,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	65,593,696
4,290,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	4,524,380
40,609,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	41,607,778
59,633,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	58,530,982
11,198,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	12,021,400
44,282,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	49,891,732
21,277,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	21,927,991

		366,455,625
Transportation – 1.0%
2,559,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,588,894
18,410,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	18,725,897
23,512,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	24,273,765
10,829,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	10,762,965
1,643,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	1,769,871
11,904,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	12,356,126
2,821,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	2,859,823
11,555,000	Southwest Airlines Co. 5.1250%, 3/1/17	12,378,051

		85,715,392

Total Corporate Bonds (cost $3,255,422,714)		3,317,974,910

Mortgage-Backed Securities – 17.2%
	Fannie Mae Pool:
2,631,164	5.5000%, 1/1/25	2,891,459
9,577,055	5.0000%, 9/1/29	10,611,462
56,213,969	3.5000%, 10/1/29	59,470,408
3,646,604	5.0000%, 1/1/30	4,040,109
1,850,097	5.5000%, 1/1/33	2,086,875
9,211,025	6.0000%, 10/1/35	10,518,022
8,198,861	6.0000%, 12/1/35	9,362,983
3,216,109	6.0000%, 2/1/37	3,717,709
9,989,142	6.0000%, 9/1/37	10,960,870
9,103,810	6.0000%, 10/1/38	10,610,287
3,008,577	7.0000%, 2/1/39	3,357,470
10,036,900	5.5000%, 3/1/40	11,444,780
27,747,640	5.5000%, 4/1/40	31,158,175
2,441,804	4.5000%, 10/1/40	2,679,672
28,256,021	5.0000%, 2/1/41	31,391,404
5,611,433	5.5000%, 2/1/41	6,398,708
4,486,353	5.0000%, 4/1/41	4,983,588
4,317,668	5.0000%, 5/1/41	4,795,849
9,420,071	5.5000%, 5/1/41	10,529,894
4,322,363	5.5000%, 6/1/41	4,846,294
11,650,817	5.0000%, 7/1/41	12,942,443
33,736,668	5.5000%, 7/1/41	37,781,932
10,721,114	4.5000%, 8/1/41	11,713,800
4,979,170	5.0000%, 10/1/41	5,536,921
16,626,604	5.5000%, 12/1/41	18,686,372
15,143,920	4.0000%, 6/1/42	16,335,836
36,791,537	3.5000%, 7/1/42	38,538,741
11,733,872	4.0000%, 7/1/42	12,655,593
6,566,720	4.0000%, 8/1/42	7,083,222
7,941,049	4.0000%, 9/1/42	8,562,012
8,809,080	4.0000%, 9/1/42	9,502,169
9,679,838	4.0000%, 11/1/42	10,443,854
54,007,709	4.5000%, 2/1/43	59,327,252
25,213,923	4.0000%, 5/1/43	27,196,771
27,830,865	4.0000%, 7/1/43	30,022,794
23,445,714	4.0000%, 8/1/43	25,295,677
7,150,900	4.0000%, 9/1/43	7,715,126
23,021,214	4.0000%, 9/1/43	24,832,332
12,928,132	3.5000%, 1/1/44	13,558,765
27,841,615	3.5000%, 1/1/44	29,199,786
14,287,310	4.0000%, 2/1/44	15,410,237
15,922,514	3.5000%, 4/1/44	16,679,948
47,141,059	3.5000%, 5/1/44	49,441,218
42,929,913	4.0000%, 7/1/44	46,398,793
10,268,129	4.0000%, 8/1/44	11,098,749
27,502,328	4.0000%, 8/1/44	29,724,518
	Freddie Mac Gold Pool:
1,964,832	5.0000%, 1/1/19	2,065,067
1,835,110	5.5000%, 8/1/19	1,940,962
3,550,370	5.0000%, 6/1/20	3,782,985
7,406,170	5.5000%, 12/1/28	8,279,411

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Freddie Mac Gold Pool: (continued)
$9,855,089	3.5000%, 2/1/29	$10,400,875
6,439,265	5.5000%, 10/1/36	7,257,723
20,218,800	5.5000%, 4/1/40	22,837,728
35,827,486	6.0000%, 4/1/40	40,827,772
6,014,926	4.5000%, 1/1/41	6,584,131
12,502,167	5.0000%, 5/1/41	13,949,710
9,328,073	5.5000%, 5/1/41	10,434,933
131,933,296	4.5000%, 9/1/44	146,099,134
	Ginnie Mae I Pool:
4,841,728	4.0000%, 8/15/24	5,145,878
9,513,747	5.1000%, 1/15/32	10,835,886
11,176,741	4.9000%, 10/15/34	12,408,071
2,859,713	5.5000%, 9/15/35	3,282,855
4,704,285	5.5000%, 3/15/36	5,307,891
32,537,382	5.5000%, 6/15/39	37,352,983
8,381,772	5.5000%, 8/15/39	9,952,738
12,478,400	5.5000%, 8/15/39	14,399,370
8,067,808	5.0000%, 9/15/39	9,117,236
17,191,102	5.0000%, 9/15/39	19,440,455
4,914,583	5.0000%, 10/15/39	5,453,818
8,428,131	5.0000%, 11/15/39	9,331,798
2,678,738	5.0000%, 1/15/40	2,965,242
737,813	5.0000%, 5/15/40	822,427
2,910,190	5.0000%, 5/15/40	3,233,399
15,471,879	5.0000%, 5/15/40	17,207,946
2,452,720	5.0000%, 7/15/40	2,709,928
8,572,010	5.0000%, 7/15/40	9,489,881
11,626,253	4.5000%, 9/15/40	12,877,550
8,306,293	5.0000%, 2/15/41	9,239,146
3,622,649	5.0000%, 4/15/41	4,003,976
11,398,505	4.5000%, 5/15/41	12,619,335
3,276,765	5.0000%, 5/15/41	3,693,269
2,590,538	4.5000%, 7/15/41	2,850,137
9,857,902	4.5000%, 7/15/41	10,805,223
22,674,324	4.5000%, 8/15/41	25,304,604
3,964,745	5.0000%, 9/15/41	4,426,559
	Ginnie Mae II Pool:
4,353,769	6.0000%, 11/20/34	4,992,094
19,349,083	5.5000%, 3/20/35	21,843,178
5,238,406	5.5000%, 3/20/36	5,914,372
5,910,733	5.5000%, 11/20/37	6,591,103
2,607,883	6.0000%, 1/20/39	2,928,744
1,372,497	7.0000%, 5/20/39	1,590,577
2,343,343	5.0000%, 6/20/41	2,594,505
9,860,101	5.0000%, 6/20/41	10,921,121
963,802	6.0000%, 10/20/41	1,100,508
3,468,487	6.0000%, 12/20/41	3,950,829
7,198,120	5.5000%, 1/20/42	8,131,556
3,349,813	6.0000%, 1/20/42	3,825,273
3,567,470	6.0000%, 2/20/42	4,069,615
2,915,587	6.0000%, 3/20/42	3,328,940
10,333,816	6.0000%, 4/20/42	11,783,704
4,927,409	3.5000%, 5/20/42	5,203,913
8,226,360	5.5000%, 5/20/42	9,280,503
7,358,742	6.0000%, 5/20/42	8,276,880
12,594,648	5.5000%, 7/20/42	14,037,701
2,913,849	6.0000%, 7/20/42	3,322,598
2,926,982	6.0000%, 8/20/42	3,339,488
3,436,488	6.0000%, 9/20/42	3,922,109
2,977,733	6.0000%, 11/20/42	3,388,878
3,611,445	6.0000%, 2/20/43	4,117,153

Total Mortgage-Backed Securities (cost $1,478,994,693)		1,498,734,253

Preferred Stocks – 1.7%
Capital Markets – 0.6%
621,875	Morgan Stanley, 6.8750%	$16,548,094
895,900	Morgan Stanley, 7.1250%	24,664,127
394,700	State Street Corp., 5.9000%	10,206,942

		51,419,163
Commercial Banks – 0.3%
921,325	Wells Fargo & Co., 6.6250%	25,557,555
Construction & Engineering – 0.2%
436,675	Citigroup Capital XIII, 7.8750%	11,606,822
Consumer Finance – 0.6%
29,503	Ally Financial, Inc., 7.0000% (144A)	29,491,016
983,945	Discover Financial Services, 6.5000%	24,933,166

		54,424,182

Total Preferred Stocks (cost $137,252,302)		143,007,722

U.S. Treasury Notes/Bonds – 36.5%
$244,265,000	0.3750%, 5/31/16	244,112,334
197,799,000	0.5000%, 8/31/16	197,721,661
92,006,000	0.3750%, 10/31/16	91,625,003
338,948,000	0.5000%, 11/30/16	338,100,630
174,696,000	0.6250%, 12/31/16	174,464,004
152,965,500	0.8750%, 1/31/17	153,407,723
17,908,000	0.8750%, 2/28/17	17,951,373
28,415,000	0.7500%, 6/30/17	28,308,444
8,890,000	0.8750%, 7/15/17	8,879,581
960,000	1.0000%, 9/15/17	960,525
1,642,000	0.8750%, 10/15/17	1,635,714
9,545,000	0.7500%, 10/31/17	9,468,936
190,346,000	1.0000%, 12/15/17	189,899,829
11,750,000	0.7500%, 12/31/17	11,626,073
18,691,000	0.8750%, 1/31/18	18,540,594
14,010,000	0.7500%, 3/31/18	13,794,372
18,746,100	2.3750%, 5/31/18	19,431,495
61,465,000	1.3750%, 7/31/18	61,527,448
214,932,000	1.5000%, 8/31/18	215,973,131
117,211,000	1.6250%, 7/31/19	117,394,084
70,751,000	1.7500%, 9/30/19	71,165,530
99,876,000	1.5000%, 10/31/19	99,267,356
286,901,000	1.5000%, 11/30/19	285,085,490
61,738,000	2.1250%, 9/30/21	62,432,552
409,624,000	2.2500%, 11/15/24	412,555,389
11,711,000	3.7500%, 11/15/43	14,077,899
85,092,000	3.6250%, 2/15/44	100,136,010
4,900,000	3.3750%, 5/15/44	5,516,327
116,174,000	3.1250%, 8/15/44	125,068,514
88,284,000	3.0000%, 11/15/44	92,781,010

Total U.S. Treasury Notes/Bonds (cost $3,155,849,224)		3,182,909,031

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Investment Companies – 0.4%
Money Markets – 0.4%
34,814,801	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $34,814,801)	$34,814,801

Total Investments (total cost $8,601,895,648) – 99.9%		8,715,326,259

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		9,664,861

Net Assets – 100%		$8,724,991,120

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$8,214,791,448	94.3%
United Kingdom	198,113,090	2.3
Singapore	61,283,654	0.7
Taiwan	58,530,982	0.7
Australia	46,896,494	0.5
Germany	46,045,731	0.5
Netherlands	44,804,213	0.5
South Korea	20,900,918	0.2
Italy	17,628,434	0.2
Switzerland	6,331,295	0.1

Total	$8,715,326,259	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 13

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Flexible Bond Fund	$1,147,608,136	13.2%

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of December 31, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Flexible Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.000%, 1/25/20	4/29/13	$16,040,712	$16,385,683	0.2%

The Fund has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Flexible Bond Fund
Janus Cash Liquidity Fund LLC	89,490,320	3,367,492,667	(3,422,168,186)	34,814,801	$–	$74,190	$34,814,801

14 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Flexible Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$412,548,308	$–

Bank Loans and Mezzanine Loans	–	125,337,234	–

Corporate Bonds	–	3,317,974,910	–

Mortgage-Backed Securities	–	1,498,734,253	–

Preferred Stocks	–	143,007,722	–

U.S. Treasury Notes/Bonds	–	3,182,909,031	–

Investment Companies	–	34,814,801	–

Total Assets	$–	$8,715,326,259	$–

Janus Investment Fund | 15

Statement of Assets and Liabilities

Janus Flexible
As of December 31, 2014 (unaudited)	Bond Fund

Assets:
Investments at cost	$8,601,895,648
Unaffiliated investments at value	$8,680,511,458
Affiliated investments at value	34,814,801
Cash	626,744
Non-interested Trustees’ deferred compensation	179,520
Receivables:
Investments sold	33,704,075
Fund shares sold	22,072,460
Dividends	666,167
Dividends from affiliates	10,838
Interest	51,858,070
Other assets	98,226
Total Assets	8,824,542,359
Liabilities:
Payables:
Investments purchased	21,874,230
Fund shares repurchased	70,860,848
Dividends	1,537,085
Advisory fees	3,051,215
Fund administration fees	75,624
Transfer agent fees and expenses	899,894
12b-1 Distribution and shareholder servicing fees	475,973
Non-interested Trustees’ fees and expenses	41,372
Non-interested Trustees’ deferred compensation fees	179,520
Accrued expenses and other payables	555,478
Total Liabilities	99,551,239
Net Assets	$8,724,991,120

See footnotes at the end of the Statement.
See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Janus Flexible
As of December 31, 2014 (unaudited)	Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$8,666,676,261
Undistributed net investment income/(loss)*	(11,489,284)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(43,651,463)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	113,455,606
Total Net Assets	$8,724,991,120
Net Assets - Class A Shares	$668,247,176
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	63,304,799
Net Asset Value Per Share(1)	$10.56
Maximum Offering Price Per Share(2)	$11.09
Net Assets - Class C Shares	$341,373,716
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,336,655
Net Asset Value Per Share(1)	$10.56
Net Assets - Class D Shares	$657,440,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,282,360
Net Asset Value Per Share	$10.56
Net Assets - Class I Shares	$5,183,703,472
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	491,061,682
Net Asset Value Per Share	$10.56
Net Assets - Class N Shares	$483,927,096
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,858,921
Net Asset Value Per Share	$10.55
Net Assets - Class R Shares	$28,342,144
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,684,801
Net Asset Value Per Share	$10.56
Net Assets - Class S Shares	$61,032,125
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,781,045
Net Asset Value Per Share	$10.56
Net Assets - Class T Shares	$1,300,924,770
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	123,268,335
Net Asset Value Per Share	$10.55

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 17

Statement of Operations

Janus Flexible
For the period ended December 31, 2014 (unaudited)	Bond Fund

Investment Income:
Interest	$121,062,579
Dividends	4,251,088
Dividends from affiliates	74,190
Other income	2,900,200
Total Investment Income	128,288,057
Expenses:
Advisory fees	15,781,326
12b-1 Distribution and shareholder servicing fees:
Class A Shares	787,308
Class C Shares	1,595,455
Class R Shares	64,254
Class S Shares	149,216
Transfer agent administrative fees and expenses:
Class D Shares	401,045
Class R Shares	32,127
Class S Shares	149,216
Class T Shares	1,539,486
Transfer agent networking and omnibus fees:
Class A Shares	267,587
Class C Shares	119,184
Class I Shares	2,678,599
Other transfer agent fees and expenses:
Class A Shares	37,710
Class C Shares	25,245
Class D Shares	72,345
Class I Shares	108,828
Class N Shares	2,061
Class R Shares	702
Class S Shares	1,106
Class T Shares	9,741
Shareholder reports expense	306,254
Registration fees	182,077
Custodian fees	19,778
Professional fees	47,275
Non-interested Trustees’ fees and expenses	71,705
Fund administration fees	390,732
Other expenses	462,156
Total Expenses	25,302,518
Net Expenses	25,302,518
Net Investment Income/(Loss)	102,985,539
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	24,934,019
Total Net Realized Gain/(Loss) on Investments	24,934,019
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(67,861,639)
Total Change in Unrealized Net Appreciation/Depreciation	(67,861,639)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$60,057,919

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Flexible
	Bond Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$102,985,539	$150,566,870
Net realized gain/(loss) on investments	24,934,019	4,096,147
Change in unrealized net appreciation/depreciation	(67,861,639)	174,621,931
Net Increase/(Decrease) in Net Assets Resulting from Operations	60,057,919	329,284,948
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(8,796,235)	(18,687,971)
Class C Shares	(3,268,795)	(7,225,157)
Class D Shares	(9,974,562)	(20,775,921)
Class I Shares	(67,109,109)	(92,746,091)
Class N Shares	(5,812,924)	(5,189,190)
Class R Shares	(306,336)	(603,757)
Class S Shares	(1,574,689)	(2,246,393)
Class T Shares	(17,779,327)	(32,666,608)
Net Realized Gain from Investment Transactions*
Class A Shares	–	(6,945,488)
Class C Shares	–	(3,644,330)
Class D Shares	–	(7,501,917)
Class I Shares	–	(32,008,112)
Class N Shares	–	(1,900,026)
Class R Shares	–	(239,002)
Class S Shares	–	(788,025)
Class T Shares	–	(12,097,580)
Net Decrease from Dividends and Distributions to Shareholders	(114,621,977)	(245,265,568)
Capital Share Transactions:
Shares Sold
Class A Shares	175,048,050	242,685,762
Class C Shares	74,018,147	50,491,990
Class D Shares	38,233,886	56,595,486
Class I Shares	2,076,832,572	1,854,537,608
Class N Shares	321,844,269	189,062,496
Class R Shares	11,819,388	13,161,118
Class S Shares	21,168,153	65,805,067
Class T Shares	305,848,038	356,358,442
Reinvested Dividends and Distributions
Class A Shares	8,023,753	24,377,671
Class C Shares	2,425,925	8,209,565
Class D Shares	9,307,912	26,512,389
Class I Shares	62,037,380	113,490,048
Class N Shares	5,519,143	7,089,211
Class R Shares	229,838	674,258
Class S Shares	1,571,469	3,027,087
Class T Shares	17,626,875	44,336,263
Shares Repurchased
Class A Shares	(176,350,332)	(329,263,101)
Class C Shares	(36,892,648)	(191,078,168)
Class D Shares	(47,125,237)	(180,241,961)
Class I Shares	(411,408,409)	(1,442,167,900)
Class N Shares	(67,392,608)	(39,265,369)
Class R Shares	(6,559,160)	(21,231,798)
Class S Shares	(77,090,832)	(29,319,188)
Class T Shares	(148,864,393)	(445,611,055)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 19

Statements of Changes in Net Assets  (continued)

	Janus Flexible
	Bond Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Net Increase/(Decrease) from Capital Share Transactions	2,159,871,179	378,235,921
Net Increase/(Decrease) in Net Assets	2,105,307,121	462,255,301
Net Assets:
Beginning of period	6,619,683,999	6,157,428,698
End of period	$8,724,991,120	$6,619,683,999

Undistributed Net Investment Income/(Loss)*	$(11,489,284)	$147,154

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Janus Flexible Bond Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.25(3)	0.30	0.35	0.37	0.28	0.14
Net gain/(loss) on investments (both realized and unrealized)	(0.06)	0.31	(0.14)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.07	0.56	0.16	0.81	0.56	0.63	0.58
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.30)	(0.30)	(0.35)	(0.38)	(0.28)	(0.14)
Distributions (from capital gains)*	–	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.15)	(0.42)	(0.51)	(0.50)	(0.72)	(0.34)	(0.14)
Net Asset Value, End of Period	$10.56	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	0.66%	5.47%	1.45%	7.97%	5.41%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$668,247	$666,272	$719,932	$697,880	$400,706	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$621,121	$649,984	$786,291	$539,788	$371,462	$265,798	$218,408
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.80%	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.79%	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.51%	2.38%	2.09%	3.06%	3.51%	4.04%	4.28%
Portfolio Turnover Rate	69%	118%	118%	126%	147%	86%	215%

Class C Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Janus Flexible Bond Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(3)	0.17(3)	0.21	0.27	0.29	0.23	0.12
Net gain/(loss) on investments (both realized and unrealized)	(0.06)	0.31	(0.14)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.03	0.48	0.07	0.73	0.48	0.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.22)	(0.21)	(0.27)	(0.30)	(0.23)	(0.12)
Distributions (from capital gains)*	–	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.11)	(0.34)	(0.42)	(0.42)	(0.64)	(0.29)	(0.12)
Net Asset Value, End of Period	$10.56	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	0.28%	4.68%	0.65%	7.14%	4.62%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$341,374	$304,253	$432,713	$425,830	$268,575	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$314,641	$341,462	$470,325	$336,150	$264,522	$195,825	$137,244
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.54%	1.58%	1.55%	1.55%	1.51%	1.51%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.54%	1.56%	1.55%	1.55%	1.51%	1.51%	1.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.76%	1.60%	1.30%	2.29%	2.75%	3.29%	3.51%
Portfolio Turnover Rate	69%	118%	118%	126%	147%	86%	215%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 21

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or period	Janus Flexible Bond Fund
ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.27(2)	0.32	0.37	0.39	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.06)	0.31	(0.14)	0.46	0.18	0.27
Total from Investment Operations	0.08	0.58	0.18	0.83	0.57	0.43
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.32)	(0.32)	(0.37)	(0.39)	(0.16)
Distributions (from capital gains)*	–	(0.12)	(0.21)	(0.15)	(0.34)	–
Total Distributions	(0.16)	(0.44)	(0.53)	(0.52)	(0.73)	(0.16)
Net Asset Value, End of Period	$10.56	$10.64	$10.50	$10.85	$10.54	$10.70
Total Return**	0.76%	5.67%	1.61%	8.17%	5.59%	4.13%
Net Assets, End of Period (in thousands)	$657,441	$662,074	$750,690	$802,674	$686,500	$665,736
Average Net Assets for the Period (in thousands)	$659,397	$677,831	$825,062	$747,701	$691,039	$632,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.61%	0.60%	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.61%	0.60%	0.59%	0.59%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.70%	2.57%	2.25%	3.28%	3.68%	4.09%
Portfolio Turnover Rate	69%	118%	118%	126%	147%	86%

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or
period ended June 30 and the period ended	Janus Flexible Bond Fund
October 31, 2009	2014	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.27(2)	0.32	0.38	0.40	0.30	0.15
Net gain/(loss) on investments (both realized and unrealized)	(0.07)	0.31	(0.14)	0.46	0.18	0.35	0.44
Total from Investment Operations	0.08	0.58	0.18	0.84	0.58	0.65	0.59
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.32)	(0.32)	(0.38)	(0.40)	(0.30)	(0.15)
Distributions (from capital gains)*	–	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.16)	(0.44)	(0.53)	(0.53)	(0.74)	(0.36)	(0.15)
Net Asset Value, End of Period	$10.56	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	0.77%	5.69%	1.66%	8.21%	5.62%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$5,183,703	$3,486,670	$2,918,160	$1,691,809	$1,230,115	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$4,396,995	$3,017,072	$2,181,783	$1,567,379	$1,067,665	$609,814	$202,602
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.57%	0.62%	0.56%	0.55%	0.58%	0.59%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.57%	0.59%	0.55%	0.55%	0.56%	0.55%	0.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.73%	2.59%	2.28%	3.29%	3.72%	4.24%	4.55%
Portfolio Turnover Rate	69%	118%	118%	126%	147%	86%	215%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

22 | DECEMBER 31, 2014

Class N Shares

For a share outstanding during the period ended December 31, 2014 (unaudited)	Janus Flexible Bond Fund
and each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$10.63	$10.50	$10.85	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.29(2)	0.39	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.06)	0.30	(0.19)	0.01
Total from Investment Operations	0.09	0.59	0.20	0.06
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.34)	(0.34)	(0.03)
Distributions (from capital gains)*	–	(0.12)	(0.21)	–
Total Distributions	(0.17)	(0.46)	(0.55)	(0.03)
Net Asset Value, End of Period	$10.55	$10.63	$10.50	$10.85
Total Return**	0.84%	5.74%	1.77%	0.57%
Net Assets, End of Period (in thousands)	$483,927	$225,650	$64,760	$253,638
Average Net Assets for the Period (in thousands)	$365,993	$161,478	$210,599	$196,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.45%	0.45%	0.44%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.45%	0.45%	0.44%	0.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.87%	2.78%	2.45%	2.78%
Portfolio Turnover Rate	69%	118%	118%	126%

Class R Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Flexible Bond Fund
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.42	$9.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.20(2)	0.26	0.31	0.33	0.25	0.13
Net gain/(loss) on investments (both realized and unrealized)	(0.06)	0.32	(0.14)	0.46	0.18	0.34	0.45
Total from Investment Operations	0.05	0.52	0.12	0.77	0.51	0.59	0.58
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.26)	(0.26)	(0.31)	(0.33)	(0.25)	(0.13)
Distributions (from capital gains)*	–	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.13)	(0.38)	(0.47)	(0.46)	(0.67)	(0.31)	(0.13)
Net Asset Value, End of Period	$10.56	$10.64	$10.50	$10.85	$10.54	$10.70	$10.42
Total Return**	0.45%	5.05%	1.02%	7.54%	4.94%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$28,342	$23,049	$30,080	$26,212	$9,585	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$25,339	$24,473	$29,460	$13,660	$7,906	$4,675	$2,700
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.20%	1.17%	1.18%	1.20%	1.20%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.20%	1.17%	1.18%	1.20%	1.20%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.10%	1.95%	1.67%	2.63%	3.06%	3.59%	3.83%
Portfolio Turnover Rate	69%	118%	118%	126%	147%	86%	215%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 23

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Janus Flexible Bond Fund
June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.55	$10.71	$10.42	$9.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.23(3)	0.28	0.34	0.35	0.27	0.14
Net gain/(loss) on investments (both realized and unrealized)	(0.07)	0.32	(0.14)	0.45	0.19	0.35	0.45
Total from Investment Operations	0.06	0.55	0.14	0.79	0.54	0.62	0.59
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.29)	(0.28)	(0.34)	(0.36)	(0.27)	(0.14)
Distributions (from capital gains)*	–	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.14)	(0.41)	(0.49)	(0.49)	(0.70)	(0.33)	(0.14)
Net Asset Value, End of Period	$10.56	$10.64	$10.50	$10.85	$10.55	$10.71	$10.42
Total Return**	0.58%	5.31%	1.26%	7.69%	5.21%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$61,032	$116,274	$75,202	$74,154	$57,799	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$117,746	$83,118	$78,304	$66,641	$60,614	$66,480	$67,591
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.95%	0.94%	0.94%	0.95%	0.95%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.35%	2.23%	1.91%	2.92%	3.31%	3.87%	4.10%
Portfolio Turnover Rate	69%	118%	118%	126%	147%	86%	215%

Class T Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or
period ended June 30 and the year ended	Janus Flexible Bond Fund
October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$10.63	$10.49	$10.85	$10.54	$10.70	$10.42	$9.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(3)	0.26(3)	0.31	0.36	0.38	0.29	0.43
Net gain/(loss) on investments (both realized and unrealized)	(0.06)	0.31	(0.15)	0.46	0.18	0.34	1.33
Total from Investment Operations	0.08	0.57	0.16	0.82	0.56	0.63	1.76
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.31)	(0.31)	(0.36)	(0.38)	(0.29)	(0.43)
Distributions (from capital gains)*	–	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.16)	(0.43)	(0.52)	(0.51)	(0.72)	(0.35)	(0.43)
Net Asset Value, End of Period	$10.55	$10.63	$10.49	$10.85	$10.54	$10.70	$10.42
Total Return**	0.71%	5.58%	1.42%	8.05%	5.47%	6.13%	19.74%
Net Assets, End of Period (in thousands)	$1,300,925	$1,135,441	$1,165,892	$1,286,847	$794,629	$641,811	$1,086,604
Average Net Assets for the Period (in thousands)	$1,214,496	$1,096,557	$1,333,891	$1,033,338	$727,010	$831,851	$915,900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.70%	0.70%	0.70%	0.70%	0.66%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.70%	0.69%	0.69%	0.69%	0.70%	0.66%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.60%	2.49%	2.16%	3.14%	3.56%	4.19%	4.34%
Portfolio Turnover Rate	69%	118%	118%	126%	147%	86%	215%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may

26 | DECEMBER 31, 2014

arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large

28 | DECEMBER 31, 2014

certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average		Investment
	Daily Net Assets		Advisory
Fund	of the Fund		Fee (%)

Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Flexible Bond Fund	0.51

30 | DECEMBER 31, 2014

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Flexible Bond Fund	$33,137

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Flexible Bond Fund	$33

32 | DECEMBER 31, 2014

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Flexible Bond Fund	$11,289

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Flexible Bond Fund	$8,607,142,285	$153,749,493	$(45,565,519)	$108,183,974

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Flexible Bond Fund	$(51,941,850)	$–	$(51,941,850)

5.	Capital Share Transactions

For the period ended December 31 (unaudited)	Janus Flexible Bond Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	16,542,982	23,078,594
Reinvested dividends and distributions	757,906	2,327,063
Shares repurchased	(16,634,782)	(31,350,775)
Net Increase/(Decrease) in Fund Shares	666,106	(5,945,118)
Shares Outstanding, Beginning of Period	62,638,693	68,583,811
Shares Outstanding, End of Period	63,304,799	62,638,693

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

For the period ended December 31 (unaudited)	Janus Flexible Bond Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class C Shares:
Shares sold	6,990,048	4,803,012
Reinvested dividends and distributions	229,147	784,533
Shares repurchased	(3,484,596)	(18,205,625)
Net Increase/(Decrease) in Fund Shares	3,734,599	(12,618,080)
Shares Outstanding, Beginning of Period	28,602,056	41,220,136
Shares Outstanding, End of Period	32,336,655	28,602,056
Transactions in Fund Shares – Class D Shares:
Shares sold	3,610,452	5,385,467
Reinvested dividends and distributions	879,186	2,530,832
Shares repurchased	(4,453,081)	(17,185,766)
Net Increase/(Decrease) in Fund Shares	36,557	(9,269,467)
Shares Outstanding, Beginning of Period	62,245,803	71,515,270
Shares Outstanding, End of Period	62,282,360	62,245,803
Transactions in Fund Shares – Class I Shares:
Shares sold	196,234,870	176,359,574
Reinvested dividends and distributions	5,859,875	10,828,299
Shares repurchased	(38,845,023)	(137,388,121)
Net Increase/(Decrease) in Fund Shares	163,249,722	49,799,752
Shares Outstanding, Beginning of Period	327,811,960	278,012,208
Shares Outstanding, End of Period	491,061,682	327,811,960
Transactions in Fund Shares – Class N Shares:
Shares sold	30,488,353	18,117,292
Reinvested dividends and distributions	521,559	676,180
Shares repurchased	(6,370,391)	(3,743,660)
Net Increase/(Decrease) in Fund Shares	24,639,521	15,049,812
Shares Outstanding, Beginning of Period	21,219,400	6,169,588
Shares Outstanding, End of Period	45,858,921	21,219,400
Transactions in Fund Shares – Class R Shares:
Shares sold	1,115,866	1,253,275
Reinvested dividends and distributions	21,710	64,386
Shares repurchased	(619,690)	(2,016,550)
Net Increase/(Decrease) in Fund Shares	517,886	(698,889)
Shares Outstanding, Beginning of Period	2,166,915	2,865,804
Shares Outstanding, End of Period	2,684,801	2,166,915
Transactions in Fund Shares – Class S Shares:
Shares sold	2,000,205	6,265,720
Reinvested dividends and distributions	148,392	288,636
Shares repurchased	(7,296,249)	(2,788,773)
Net Increase/(Decrease) in Fund Shares	(5,147,652)	3,765,583
Shares Outstanding, Beginning of Period	10,928,697	7,163,114
Shares Outstanding, End of Period	5,781,045	10,928,697
Transactions in Fund Shares – Class T Shares:
Shares sold	28,895,990	33,924,267
Reinvested dividends and distributions	1,665,535	4,232,641
Shares repurchased	(14,065,212)	(42,477,906)
Net Increase/(Decrease) in Fund Shares	16,496,313	(4,320,998)
Shares Outstanding, Beginning of Period	106,772,022	111,093,020
Shares Outstanding, End of Period	123,268,335	106,772,022

34 | DECEMBER 31, 2014

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Flexible Bond Fund	$3,017,492,651	$2,432,257,719	$4,392,538,380	$2,783,703,052

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

36 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

38 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

40 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

42 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

48 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81203	125-24-93019 02-15

semiannual report
December 31, 2014

Janus Global Bond Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Bond Fund

Janus Global Bond Fund (unaudited)

FUND SNAPSHOT
We believe a fundamentally driven corporate and sovereign credit-oriented investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.
Chris Diaz co-portfolio manager	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2014, Janus Global Bond Fund’s Class I Shares returned -1.67% compared with -4.14% for the Fund’s primary benchmark, the Barclays Global Aggregate Bond Index, and -2.08% for the Fund’s secondary benchmark, the Barclays Global Aggregate Corporate Bond Index.

MARKET ENVIRONMENT

The divergence in growth between the U.S. and the rest of the world widened as a dramatic decline in crude oil prices heightened disinflation concerns and sent emerging market (EM) economies reeling. There was a general rotation into safe-haven sovereigns, and the yield on the bellwether 10-year German bund declined to record lows as did yields on Japanese government bonds. The yields on the Treasury curve significantly declined on the long end while the yield on two-year Treasurys rose as the market began anticipating a rate hike by the Federal Reserve (Fed) sometime in 2015.

Meanwhile, the Bank of Japan (BOJ) launched new quantitative easing (QE) measures as Japan entered recession. The European Central Bank (ECB) signaled that it may launch a QE program in the first half of 2015 as the eurozone economy stalled and disinflation worsened. Meanwhile, major oil-producing EM countries showed signs of a recession. The high-yield market experienced a sell-off prompted by the preponderance of energy-related issuance in the market. With the U.S. practically alone in its economic strength, the U.S. dollar rose against most currencies. The crosscurrents of economic growth and weakness created greater volatility in the fixed income market; however, the market temporarily settled down as the period drew to a close.

PERFORMANCE DISCUSSION

Janus Global Bond Fund outperformed its primary benchmark, the Barclays Global Aggregate Bond Index, during the period.

Outperformance by the Fund versus its primary benchmark was driven primarily by its currency exposures. Our positioning in the Japanese yen and the euro, where we were underweight, was particularly additive on a relative basis. The positioning was informed by our view that diverging economic growth and monetary policies between the U.S. and its major trading partners will drive U.S. dollar strength against major currencies, including EM currencies. This led the Fund to be underweight most currencies and overweight the U.S. dollar.

Government-related debt, which includes government agency debt as well as debt issued by state-owned firms, was also a relative contributor, partly because of yield curve positioning within the debt.

Our Treasury allocation was a relative contributor as several overweight positions in eurozone sovereign debt were leading individual contributors on a relative basis.

The Fund’s out-of-index exposure to high yield debt helped make spread carry, or the extra income generated by the Fund’s securities versus those in the index, a relative contributor as well.

The corporate credit allocation was the leading asset class detractor on a relative basis, however. We had a material overweight in several energy-related sectors, and the sharp decline in crude oil prices sparked indiscriminate selling in energy-related corporate credit, primarily within the high-yield market.

Our energy exposure included companies that generate solid cash flows and are strengthening their balance sheets, in our view. But, wholesale selling of energy credits, especially in high yield, meant individual company fundamentals were ignored, in our view. We would add that a significant portion of crude oil’s decline occurred during the fourth quarter holiday season. That is a low volume period in the high yield market, and we believe the lower trading volume exacerbated price declines.

The Fund’s commercial mortgage-backed securities (CMBS) allocation, where we were overweight, was a relative detractor due in part to its exposure to securities

Janus Investment Fund | 1

Janus Global Bond Fund (unaudited)

backed by German multifamily properties. Moreover, the floating rate on the CMBS translated into limited duration, which made its yield curve positioning a detractor when rates were falling.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We expect global economic growth to remain challenged, with growth and monetary policy crosscurrents between the U.S. and the rest of the world having the potential to create increased volatility in the fixed income markets.

Given our focus on capital preservation and risk-adjusted returns, we have reduced our corporate credit exposure, specifically within the energy sector. Moreover, we have increased our allocation to U.S. Treasurys, and lengthened our duration within the allocation given the possibility of rates staying low in the first part of the year.

Meanwhile, we expect slower growth in China, lower commodity prices and the anticipation of a rate hike by the Fed to continue to challenge EM markets and currencies. Consequently, we have minimal EM exposure, though we will remain vigilant for opportunities upon signs of greater stability in these markets.

We are maintaining our overweight in the U.S. dollar and underweights in most other currencies in the benchmark, particularly the eurozone and Japan. The ECB may very well launch a QE program in the first part of the year that could involve sovereign purchases (and possibly corporate bonds). Monetary policy divergence between the Fed and other central banks should continue to drive U.S. dollar strength, in our view.

While we expect further monetary stimulus by the ECB may weaken the euro, we believe it may help create attractive risk-adjusted returns in select eurozone bonds. Though we have decreased our corporate credit exposure overall, we favor lower-rated investment-grade and higher-rated high-yield European bonds. Companies in this area of the market remain in their early stages of restructuring, which could eventually lead to ratings upgrades, in our view.

We also favor longer-dated German bunds as additional ECB measures could continue to drive down their yields. In contrast, despite aggressive stimulus by the BOJ, we continue to believe that Japanese government bonds do not sufficiently compensate investors for the uncertainty surrounding Japan’s proposed structural reforms.

On behalf of each member of our investment team, thank you for your investment in Janus Global Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

2 | DECEMBER 31, 2014

(unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
December 31, 2014

Weighted Average Maturity	8.4 Years
Average Effective Duration*	5.0 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.30%
With Reimbursement	0.40%
Class A Shares at MOP
Without Reimbursement	0.28%
With Reimbursement	0.38%
Class C Shares***
Without Reimbursement	-0.47%
With Reimbursement	-0.37%
Class D Shares
Without Reimbursement	0.45%
With Reimbursement	0.56%
Class I Shares
Without Reimbursement	0.59%
With Reimbursement	0.69%
Class N Shares
Without Reimbursement	0.63%
With Reimbursement	0.73%
Class S Shares
Without Reimbursement	0.13%
With Reimbursement	0.22%
Class T Shares
Without Reimbursement	0.38%
With Reimbursement	0.48%
Number of Bonds/Notes	149

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
December 31, 2014

AAA	0.5%
AA	25.8%
A	12.0%
BBB	23.1%
BB	9.7%
B	1.5%
Not Rated	25.8%
Other	1.6%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2014

Asset Allocation – (% of Net Assets)
As of December 31,2014

Janus Investment Fund | 3

Janus Global Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014				Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	–1.89%	5.45%	4.36%	1.02%	0.96%

MOP	–6.55%	0.44%	3.10%

Janus Global Bond Fund – Class C Shares

NAV	–2.26%	4.63%	3.59%	1.80%	1.74%

CDSC	–3.21%	3.63%	3.59%

Janus Global Bond Fund – Class D Shares(1)	–1.82%	5.58%	4.47%	0.92%	0.84%

Janus Global Bond Fund – Class I Shares	–1.67%	5.81%	4.62%	0.75%	0.66%

Janus Global Bond Fund – Class N Shares	–1.73%	5.77%	4.41%	0.71%	0.66%

Janus Global Bond Fund – Class S Shares	–1.98%	5.51%	4.26%	1.25%	1.17%

Janus Global Bond Fund – Class T Shares	–1.86%	5.52%	4.39%	0.99%	0.92%

Barclays Global Aggregate Bond Index	–4.14%	0.59%	2.31%

Barclays Global Aggregate Corporate Bond Index	–2.08%	3.15%	5.11%

Morningstar Quartile – Class I Shares	–	1st	1st

Morningstar Ranking – based on total returns for World Bond Funds	–	56/389	67/297

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Global Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$981.10	$4.99	$1,000.00	$1,020.16	$5.09	1.00%

Class C Shares	$1,000.00	$977.40	$8.82	$1,000.00	$1,016.28	$9.00	1.77%

Class D Shares	$1,000.00	$981.80	$4.30	$1,000.00	$1,020.87	$4.38	0.86%

Class I Shares	$1,000.00	$983.30	$3.75	$1,000.00	$1,021.42	$3.82	0.75%

Class N Shares	$1,000.00	$982.70	$3.40	$1,000.00	$1,021.78	$3.47	0.68%

Class S Shares	$1,000.00	$980.20	$5.89	$1,000.00	$1,019.26	$6.01	1.18%

Class T Shares	$1,000.00	$981.40	$4.69	$1,000.00	$1,020.47	$4.79	0.94%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount			Value

Asset-Backed/Commercial Mortgage-Backed Securities – 11.8%
	$665,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$670,328
	221,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	224,604
	440,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A),‡	428,615
	98,300	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	103,971
	350,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2108%, 8/15/26 (144A),‡	349,788
GBP	1,012,813	Broadgate Financing PLC 1.5228%, 1/5/22‡	1,549,094
	158,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	167,762
	982,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	1,064,346
GBP	1,080,000	DECO 2012-MHILL, Ltd. 2.8271%, 7/28/21‡	1,676,350
GBP	1,950,000	DECO 2012-MHILL, Ltd. 2.8271%, 7/28/21‡	3,040,256
EUR	1,100,000	Deco 2014-BONN, Ltd. 0.3650%, 11/7/24 (144A)	1,332,228
GBP	1,132,907	Eddystone Finance PLC 1.0828%, 4/19/21‡	1,734,635
	807,081	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 (144A),§	699,807
EUR	5,046,131	German Residential Funding 2013-2, Ltd. 3.5810%, 8/27/24‡	6,412,478
EUR	931,003	German Residential Funding 2013-2, Ltd. 3.0810%, 11/27/24‡	1,159,387
	205,000	Gracechurch Card Funding PLC 0.8608%, 6/15/17 (144A),‡	205,340
	680,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	639,789
	221,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	226,036
	200,000	Hilton USA Trust 2013-HLT 5.2216%, 11/5/30 (144A),‡	204,913
	430,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1508%, 4/15/30 (144A),‡	430,161
	205,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.9008%, 4/15/30 (144A),‡	205,256
	163,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6610%, 12/15/28 (144A),‡	162,962
	519,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	546,985
GBP	1,530,283	London & Regional Debt Securitisation No 2 PLC 5.8596%, 10/15/15‡	2,414,618
GBP	833,024	Morpheus European Loan Conduit No 19 PLC 0.9846%, 11/1/29‡	1,278,719
GBP	2,827,263	Nemus II Arden PLC 0.7853%, 2/15/20‡	4,333,333
EUR	763,881	Rivoli Pan Europe PLC 0.2660%, 8/3/18‡	911,285
	276,000	Santander Drive Auto ReceivablesTrust 2.5200%, 9/17/18	277,297
	293,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	301,770
NOK	16,100,000	Scandinavian Consumer Loans No. 4, Ltd. 4.2100%, 1/15/37‡	2,194,108
	699,000	Starwood Retail Property Trust 2014-STAR 3.4108%, 11/15/27 (144A),‡	701,969
	439,000	Starwood Retail Property Trust 2014-STAR 4.3108%, 11/15/27 (144A),‡	440,800
EUR	617,698	Taurus 2013 GMF1 PLC 2.0810%, 5/21/24‡	762,903
EUR	2,266,516	Taurus 2013 GMF1 PLC 2.8310%, 5/21/24‡	2,790,262
	949,700	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	1,007,534
	269,700	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	287,838
CAD	1,354,713	West Edmonton Mall Property, Inc. 4.0560%, 2/13/24	1,227,709

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $44,214,532)			42,165,236

Bank Loans and Mezzanine Loans – 2.4%
Consumer Non-Cyclical – 0.2%
	610,930	IMS Health, Inc. 3.5000%, 3/17/21‡	595,656
	71,586	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	70,632

			666,288
Industrial – 0.7%
	2,474,010	American Builders & Contractors Supply Co., Inc. 3.5000%, 4/16/20‡	2,392,838
Technology – 1.5%
	5,485,435	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	5,460,312

Total Bank Loans and Mezzanine Loans (cost $8,655,028)			8,519,438

Corporate Bonds – 29.1%
Banking – 7.5%
EUR	1,645,000	Abbey National Treasury Services PLC 0.8750%, 1/13/20	1,998,536
	780,000	Bank of America Corp. 8.0000%µ	837,525
EUR	1,386,000	Bank of Ireland 2.7500%, 6/5/16	1,716,159
EUR	656,000	Bank of Ireland 3.2500%, 1/15/19	851,029
EUR	1,499,000	Bank of Ireland 4.2500%, 6/11/24	1,790,980
EUR	1,400,000	Bankia SA 3.5000%, 1/17/19	1,824,604
	169,000	Goldman Sachs Group, Inc. 5.7000%µ	170,944

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount			Value

Banking – (continued)
EUR	1,435,000	HSBC Holdings PLC 3.3750%, 1/10/24‡	$1,845,851
EUR	1,188,000	HSBC Holdings PLC 5.2500%µ	1,437,369
EUR	1,402,000	Intesa Sanpaolo SpA 3.9280%, 9/15/26	1,731,318
EUR	1,166,000	Lloyds Bank PLC 6.5000%, 3/24/20	1,737,828
AUD	3,744,000	Morgan Stanley 5.0000%, 9/30/21	3,208,440
	$831,000	Morgan Stanley 4.1000%, 5/22/23	841,336
EUR	3,377,000	Royal Bank of Scotland Group PLC 3.6250%, 3/25/24‡	4,121,680
EUR	1,310,000	UBS AG 4.7500%, 2/12/26‡	1,697,907
	1,225,000	Zions Bancorporation 5.8000%µ	1,156,400

			26,967,906
Basic Industry – 1.4%
EUR	2,850,000	Albemarle Corp. 1.8750%, 12/8/21	3,460,117
	430,000	Albemarle Corp. 4.1500%, 12/1/24	436,882
	433,000	Albemarle Corp. 5.4500%, 12/1/44	465,929
	658,000	Ashland, Inc. 6.8750%, 5/15/43	700,770

			5,063,698
Brokerage – 2.2%
	815,000	Lazard Group LLC 4.2500%, 11/14/20	858,969
	1,804,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	1,885,180
	851,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	895,678
	2,092,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	2,382,750
	1,795,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	1,819,256

			7,841,833
Capital Goods – 1.5%
	1,016,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	1,000,760
	948,000	Exelis, Inc. 5.5500%, 10/1/21	1,023,118
CAD	2,753,000	Holcim Finance Canada, Inc. 3.6500%, 4/10/18	2,460,943
	860,000	Martin Marietta Materials, Inc. 1.3331%, 6/30/17‡	869,429

			5,354,250
Communications – 2.8%
EUR	952,000	Discovery Communications LLC 2.3750%, 3/7/22	1,230,543
EUR	115,000	Numericable-SFR 5.3750%, 5/15/22 (144A)	143,592
EUR	1,316,000	Numericable-SFR 5.3750%, 5/15/22	1,643,189
EUR	1,868,000	O2 Telefonica Deutschland Finanzierungs GmbH 2.3750%, 2/10/21	2,426,599
EUR	555,000	Priceline Group, Inc. 2.3750%, 9/23/24	711,647
CAD	1,240,000	Rogers Communications, Inc. 5.3800%, 11/4/19	1,202,869
EUR	1,156,000	Verizon Communications, Inc. 2.3750%, 2/17/22	1,523,882
EUR	743,000	Verizon Communications, Inc. 3.2500%, 2/17/26	1,039,108

			9,921,429
Consumer Cyclical – 4.0%
	526,000	DR Horton, Inc. 3.7500%, 3/1/19	520,740
EUR	1,110,000	FCE Bank PLC 1.8750%, 4/18/19	1,398,528
EUR	1,042,000	FCE Bank PLC 1.8750%, 6/24/21	1,307,829
	843,000	General Motors Co. 4.8750%, 10/2/23	902,010
GBP	2,029,000	Jaguar Land Rover Automotive PLC 8.2500%, 3/15/20	3,478,226
EUR	1,317,000	Renault SA 3.1250%, 3/5/21	1,749,047
EUR	714,000	Schaeffler Finance BV 3.2500%, 5/15/19	871,432
EUR	698,000	Schaeffler Finance BV 3.5000%, 5/15/22	859,378
EUR	2,070,000	Volkswagen International Finance NV 3.7500%µ	2,666,549
EUR	385,000	Volkswagen International Finance NV 4.6250%µ	508,902

			14,262,641
Consumer Non-Cyclical – 1.2%
	241,000	Actavis Funding SCS 3.8500%, 6/15/24	242,231
EUR	1,400,000	Bayer AG 3.0000%, 7/1/75	1,742,907
EUR	592,000	FMC Finance VIII SA 5.2500%, 7/31/19	823,561
	839,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	910,315
	592,000	Safeway, Inc. 4.7500%, 12/1/21	599,398

			4,318,412
Energy – 1.3%
	1,247,000	California Resources Corp. 5.5000%, 9/15/21 (144A)	1,066,185
	54,000	California Resources Corp. 6.0000%, 11/15/24 (144A)	45,630
	873,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	872,454
	516,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	501,810

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount			Value

Energy – (continued)
	$312,000	Cimarex Energy Co. 4.3750%, 6/1/24	$297,960
	1,288,000	DCP Midstream Operating LP 5.6000%, 4/1/44	1,316,816
	327,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	341,584
	328,000	Ensco PLC 4.5000%, 10/1/24	318,809

			4,761,248
Finance Companies – 1.6%
EUR	290,000	Baggot Securities, Ltd. 10.2400% (144A),µ	367,539
	1,100,000	CIT Group, Inc. 4.2500%, 8/15/17	1,122,000
	78,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	84,630
	1,359,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	1,433,745
	265,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	284,213
	1,400,000	General Electric Capital Corp. 6.2500%µ	1,524,250
	700,000	General Electric Capital Corp. 7.1250%µ	814,625

			5,631,002
Insurance – 0.8%
	919,000	Primerica, Inc. 4.7500%, 7/15/22	1,002,422
	1,846,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	1,827,540

			2,829,962
Owned No Guarantee – 0.8%
EUR	1,876,000	DAA Finance PLC 6.5872%, 7/9/18	2,713,265
EUR	280,000	Emirates Telecommunications Corp. 1.7500%, 6/18/21	347,243

			3,060,508
Real Estate Investment Trusts (REITs) – 1.2%
EUR	1,528,000	GELF Bond Issuer I SA 1.7500%, 11/22/21	1,862,198
EUR	1,860,000	Prologis International Funding II SA 2.7500%, 10/23/18	2,389,233

			4,251,431
Technology – 2.8%
	1,543,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	1,567,756
	279,000	Seagate HDD Cayman 4.7500%, 6/1/23	289,783
	2,621,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	2,700,062
	1,610,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	1,649,598
	2,355,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	2,311,480
	522,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	560,383
	746,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	840,505

			9,919,567

Total Corporate Bonds (cost $107,117,876)			104,183,887

Foreign Government Bonds – 37.2%
EUR	2,169,000	Bundesobligation 1.0000%, 2/22/19	2,738,628
EUR	4,016,000	Bundesrepublik Deutschland 1.0000%, 8/15/24	5,066,999
EUR	1,583,000	Bundesrepublik Deutschland 2.5000%, 7/4/44	2,442,349
EUR	6,520,000	Ireland Government Bond 3.9000%, 3/20/23	9,622,867
EUR	2,501,000	Ireland Government Bond 3.4000%, 3/18/24	3,585,298
EUR	2,769,000	Ireland Government Bond 2.4000%, 5/15/30	3,604,628
NZD	12,793,000	New Zealand Government Bond 6.0000%, 4/15/15	10,045,315
NZD	6,410,000	New Zealand Government Bond 5.0000%, 3/15/19	5,273,237
NZD	2,429,000	New Zealand Government Bond 3.0000%, 4/15/20	1,839,792
NZD	14,320,000	New Zealand Government Bond 5.5000%, 4/15/23	12,597,977
EUR	3,877,000	Portugal Obrigacoes do Tesouro OT 3.8500%, 4/15/21 (144A)	5,200,831
EUR	2,094,000	Portugal Obrigacoes do Tesouro OT 3.8750%, 2/15/30 (144A)	2,653,255
EUR	6,971,000	Spain Government Bond 4.3000%, 10/31/19	9,838,733
EUR	2,034,000	Spain Government Bond 4.8500%, 10/31/20	2,994,509
EUR	3,426,000	Spain Government Bond 4.4000%, 10/31/23 (144A)	5,127,787
SEK	42,940,000	Sweden Government Bond 4.2500%, 3/12/19	6,460,595
SEK	48,500,000	Sweden Government Bond 1.5000%, 11/13/23	6,595,804
SEK	22,800,000	Sweden Government Bond 2.5000%, 5/12/25	3,377,847
GBP	12,501,000	United Kingdom Gilt 1.7500%, 7/22/19	19,981,378
GBP	4,988,961	United Kingdom Gilt 2.2500%, 9/7/23†	8,146,480
GBP	3,246,000	United Kingdom Gilt 3.2500%, 1/22/44	5,835,920

Total Foreign Government Bonds (cost $134,758,162)			133,030,229

Preferred Stocks – 0.5%
Capital Markets – 0.2%
	25,875	Morgan Stanley, 6.8750%	688,534
Commercial Banks – 0.3%
	37,525	Wells Fargo & Co., 6.6250%	1,040,943

Total Preferred Stocks (cost $1,585,000)			1,729,477

U.S. Treasury Notes/Bonds – 17.1%
	$39,617,000	0.3750%, 1/31/16	39,635,580
	6,475,000	0.3750%, 4/30/16	6,473,990
	93,000	1.0000%, 9/15/17	93,051

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)
$221,000	1.5000%, 11/30/19	$219,602
12,359,000	2.2500%, 11/15/24	12,442,040
485,000	3.1250%, 8/15/44	522,133
1,722,000	3.0000%, 11/15/44	1,809,715

Total U.S. Treasury Notes/Bonds (cost $61,226,894)		61,196,111

Investment Companies – 0.4%
Money Markets – 0.4%
1,435,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $1,435,000)	1,435,000

Total Investments (total cost $358,992,492) – 98.5%		352,259,378

Cash, Receivables and Other Assets, net of Liabilities – 1.5%		5,198,055

Net Assets – 100%		$357,457,433

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$128,197,280	36.4%
United Kingdom	66,358,529	18.8
Ireland	38,783,749	11.0
New Zealand	29,756,321	8.4
Germany	21,057,619	6.0
Spain	19,785,633	5.6
Sweden	18,628,354	5.3
Portugal	7,854,086	2.2
Singapore	5,460,312	1.6
France	5,398,026	1.5
Canada	4,891,521	1.4
Taiwan	2,311,480	0.7
Italy	1,731,318	0.5
Switzerland	1,697,907	0.5
United Arab Emirates	347,243	0.1

Total	$352,259,378	100.0%

Schedule of Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value	(Depreciation)

JPMorgan Chase & Co.:
British Pound 1/22/15	9,184,000	$14,310,264	$105,558
Canadian Dollar 1/22/15	(23,059,000)	(19,844,895)	(106,056)
Euro 1/22/15	99,620,000	120,553,049	520,617
New Zealand Dollar 1/22/15	29,360,000	22,848,260	(45,464)
Norwegian Krone 1/22/15	(8,677,000)	(1,164,430)	(23,264)
Philippine Peso 1/22/15	(146,995,000)	(3,283,745)	(19,514)
South Korean Won 1/22/15	(3,742,008,000)	(3,403,417)	12,724
Swedish Krona 1/22/15	128,112,000	16,446,240	497,327

Total		$146,461,326	$941,928

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Global Aggregate Corporate Bond Index	The corporate component of the Barclays Global Aggregate Bond Index.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Bond Fund	$30,853,573	8.6%

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Fund	Aggregate Value

Janus Global Bond Fund	$3,265,802

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of December 31, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/2013	$685,073	$699,807	0.2%

The Fund has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Global Bond Fund
Janus Cash Liquidity Fund LLC	4,995,762	187,847,426	(191,408,188)	1,435,000	$–	$3,900	$1,435,000

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$42,165,236	$–

Bank Loans and Mezzanine Loans	–	8,519,438	–

Corporate Bonds	–	104,183,887	–

Foreign Government Bonds	–	133,030,229	–

Preferred Stocks	–	1,729,477	–

U.S. Treasury Notes/Bonds	–	61,196,111	–

Investment Companies	–	1,435,000	–

Total Investments in Securities	$–	$352,259,378	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,136,226	$–

Total Assets	$–	$353,395,604	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$194,298	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | DECEMBER 31, 2014

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Janus Global Bond Fund

Assets:
Investments at cost	$358,992,492
Unaffiliated investments at value	$350,824,378
Affiliated investments at value	1,435,000
Cash	583,905
Forward currency contracts	1,136,226
Closed foreign currency contracts	1,666,245
Non-interested Trustees’ deferred compensation	7,339
Receivables:
Investments sold	465,819
Fund shares sold	1,107,551
Dividends	11,118
Dividends from affiliates	301
Interest	3,394,359
Other assets	4,267
Total Assets	360,636,508
Liabilities:
Forward currency contracts	194,298
Closed foreign currency contracts	115,518
Payables:
Fund shares repurchased	2,358,939
Dividends	299,257
Advisory fees	150,708
Fund administration fees	3,103
Transfer agent fees and expenses	9,407
12b-1 Distribution and shareholder servicing fees	11,760
Non-interested Trustees’ fees and expenses	1,846
Non-interested Trustees’ deferred compensation fees	7,339
Accrued expenses and other payables	26,900
Total Liabilities	3,179,075
Net Assets	$357,457,433

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of December 31, 2014 (unaudited)	Janus Global Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$368,980,714
Undistributed net investment income/(loss)*	(11,234,622)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	5,501,461
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(5,790,120)
Total Net Assets	$357,457,433
Net Assets - Class A Shares	$30,733,523
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,075,408
Net Asset Value Per Share(1)	$9.99
Maximum Offering Price Per Share(2)	$10.49
Net Assets - Class C Shares	$6,443,529
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	644,228
Net Asset Value Per Share(1)	$10.00
Net Assets - Class D Shares	$12,394,569
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,240,891
Net Asset Value Per Share	$9.99
Net Assets - Class I Shares	$42,906,785
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,297,088
Net Asset Value Per Share	$9.99
Net Assets - Class N Shares	$246,971,759
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,748,672
Net Asset Value Per Share	$9.98
Net Assets - Class S Shares	$156,584
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,659
Net Asset Value Per Share	$10.00
Net Assets - Class T Shares	$17,850,684
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,786,187
Net Asset Value Per Share	$9.99

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.
See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statement of Operations

For the period ended December 31, 2014 (unaudited)	Janus Global Bond Fund

Investment Income:
Interest	$4,203,748
Dividends	62,360
Dividends from affiliates	3,900
Other income	90,579
Total Investment Income	4,360,587
Expenses:
Advisory fees	992,839
12b-1 Distribution and shareholder servicing fees:
Class A Shares	20,906
Class C Shares	21,909
Class S Shares	279
Transfer agent administrative fees and expenses:
Class D Shares	8,095
Class S Shares	279
Class T Shares	21,700
Transfer agent networking and omnibus fees:
Class A Shares	4,710
Class C Shares	1,457
Class I Shares	8,116
Other transfer agent fees and expenses:
Class A Shares	877
Class C Shares	323
Class D Shares	3,074
Class I Shares	537
Class N Shares	151
Class T Shares	164
Shareholder reports expense	2,437
Registration fees	76,483
Custodian fees	13,854
Professional fees	31,555
Non-interested Trustees’ fees and expenses	3,293
Fund administration fees	16,547
Other expenses	32,514
Total Expenses	1,262,099
Less: Excess Expense Reimbursement	(44,339)
Net Expenses	1,217,760
Net Investment Income/(Loss)	3,142,827
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	10,486,258
Total Net Realized Gain/(Loss) on Investments	10,486,258
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(19,630,254)
Total Change in Unrealized Net Appreciation/Depreciation	(19,630,254)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,001,169)

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Global
	Bond Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014(1)

Operations:
Net investment income/(loss)	$3,142,827	$7,310,416
Net realized gain/(loss) on investments	10,486,258	3,059,076
Change in unrealized net appreciation/depreciation	(19,630,254)	17,455,656
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,001,169)	27,825,148
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(1,114,238)	(109,129)
Class C Shares	(223,361)	(19,784)
Class D Shares	(521,663)	(269,437)
Class I Shares	(1,630,949)	(2,196,835)
Class N Shares	(10,450,936)	(5,568,649)
Class S Shares	(6,930)	(16,069)
Class T Shares	(722,475)	(219,944)
Net Realized Gain from Investment Transactions*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class N Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(14,670,552)	(8,399,847)
Capital Share Transactions:
Shares Sold
Class A Shares	26,916,056	4,639,840
Class C Shares	5,922,248	914,509
Class D Shares	4,604,705	7,934,979
Class I Shares	69,019,563	7,884,807
Class N Shares	13,300,705	244,694,972
Class S Shares	799	4,080
Class T Shares	12,429,867	11,655,097
Reinvested Dividends and Distributions
Class A Shares	1,013,327	79,014
Class C Shares	189,778	18,304
Class D Shares	506,108	256,549
Class I Shares	1,434,416	1,669,053
Class N Shares	10,450,879	5,568,649
Class S Shares	6,928	16,069
Class T Shares	721,123	217,123
Shares Repurchased
Class A Shares	(2,043,016)	(3,433,603)
Class C Shares	(666,206)	(1,334,184)
Class D Shares	(5,036,839)	(5,639,748)
Class I Shares	(28,355,016)	(247,099,912)
Class N Shares	(11,224,863)	(12,283,121)
Class S Shares	(257,585)	(549,450)
Class T Shares	(6,062,089)	(7,563,732)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

16 | DECEMBER 31, 2014

	Janus Global
	Bond Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014(1)

Net Increase/(Decrease) from Capital Share Transactions	92,870,888	7,649,295
Net Increase/(Decrease) in Net Assets	72,199,167	27,074,596
Net Assets:
Beginning of period	285,258,266	258,183,670
End of period	$357,457,433	$285,258,266

Undistributed Net Investment Income/(Loss)*	$(11,234,622)	$293,103

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from October 28, 2013 (inception date) through June 30, 2014 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31, 2014	Janus Global Bond Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.61	$9.85	$10.48	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.26(2)	0.27	0.23	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.28)	0.80	(0.35)	0.27	0.31
Total from Investment Operations	(0.20)	1.06	(0.08)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.42)	(0.30)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)*	–	–	(0.25)	(0.08)	–
Return of capital	–	–	(0.18)	–	–
Total Distributions and Other	(0.42)	(0.30)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$9.99	$10.61	$9.85	$10.48	$10.35
Total Return**	(1.89)%	10.96%	(1.04)%	4.89%	4.99%
Net Assets, End of Period (in thousands)	$30,734	$6,247	$4,649	$5,113	$1,190
Average Net Assets for the Period (in thousands)	$16,421	$3,737	$5,017	$3,309	$958
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	1.02%	1.28%	1.46%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.02%	1.01%	1.02%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.57%	2.53%	2.32%	2.48%	3.03%
Portfolio Turnover Rate	73%	171%	182%	222%	173%

Class C Shares

For a share outstanding during the period ended December 31, 2014	Janus Global Bond Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.62	$9.86	$10.49	$10.36	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.16(2)	0.19	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.28)	0.82	(0.35)	0.24	0.31
Total from Investment Operations	(0.24)	0.98	(0.16)	0.42	0.47
Less Distributions and Other:
Dividends (from net investment income)*	(0.38)	(0.22)	(0.08)	(0.21)	(0.11)
Distributions (from capital gains)*	–	–	(0.25)	(0.08)	–
Return of capital	–	–	(0.14)	–	–
Total Distributions and Other	(0.38)	(0.22)	(0.47)	(0.29)	(0.11)
Net Asset Value, End of Period	$10.00	$10.62	$9.86	$10.49	$10.36
Total Return**	(2.26)%	10.09%	(1.78)%	4.10%	4.70%
Net Assets, End of Period (in thousands)	$6,444	$1,325	$1,654	$1,884	$1,293
Average Net Assets for the Period (in thousands)	$4,311	$963	$2,016	$1,634	$908
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.81%	1.80%	2.05%	2.21%	4.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	1.79%	1.76%	1.76%	1.36%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%	1.54%	1.58%	1.77%	2.45%
Portfolio Turnover Rate	73%	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.77% without the waiver of these fees and expenses.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class D Shares

For a share outstanding during the period ended December 31, 2014	Janus Global Bond Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.61	$9.85	$10.47	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(2)	0.27(2)	0.28	0.26	0.18
Net gain/(loss) on investments (both realized and unrealized)	(0.29)	0.80	(0.34)	0.24	0.32
Total from Investment Operations	(0.19)	1.07	(0.06)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.43)	(0.31)	(0.12)	(0.30)	(0.15)
Distributions (from capital gains)*	–	–	(0.25)	(0.08)	–
Return of capital	–	–	(0.19)	–	–
Total Distributions and Other	(0.43)	(0.31)	(0.56)	(0.38)	(0.15)
Net Asset Value, End of Period	$9.99	$10.61	$9.85	$10.47	$10.35
Total Return**	(1.82)%	11.07%	(0.84)%	4.90%	5.06%
Net Assets, End of Period (in thousands)	$12,395	$13,098	$9,875	$10,240	$4,876
Average Net Assets for the Period (in thousands)	$13,314	$8,833	$11,610	$10,566	$2,296
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	0.92%	1.16%	1.31%	2.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.92%	0.90%	0.91%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.82%	2.63%	2.43%	2.64%	3.08%
Portfolio Turnover Rate	73%	171%	182%	222%	173%

Class I Shares

For a share outstanding during the period ended December 31, 2014	Janus Global Bond Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.60	$9.84	$10.47	$10.34	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.21(2)	0.31	0.29	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.27)	0.88	(0.37)	0.24	0.31
Total from Investment Operations	(0.18)	1.09	(0.06)	0.53	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.43)	(0.33)	(0.12)	(0.32)	(0.16)
Distributions (from capital gains)*	–	–	(0.25)	(0.08)	–
Return of capital	–	–	(0.20)	–	–
Total Distributions and Other	(0.43)	(0.33)	(0.57)	(0.40)	(0.16)
Net Asset Value, End of Period	$9.99	$10.60	$9.84	$10.47	$10.34
Total Return**	(1.67)%	11.24%	(0.79)%	5.15%	5.02%
Net Assets, End of Period (in thousands)	$42,907	$2,990	$234,166	$14,810	$10,464
Average Net Assets for the Period (in thousands)	$26,588	$77,450	$74,492	$12,500	$7,863
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.75%	0.75%	1.13%	3.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.75%	0.75%	0.76%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.71%	2.13%	2.27%	2.77%	3.06%
Portfolio Turnover Rate	73%	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class N Shares

	Janus Global Bond Fund
For a share outstanding during each period ended December 31, 2014 (unaudited) and June 30	2014	2014(1)

Net Asset Value, Beginning of Period	$10.60	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.22
Net gain/(loss) on investments (both realized and unrealized)	(0.28)	0.50
Total from Investment Operations	(0.18)	0.72
Less Distributions:
Dividends (from net investment income)*	(0.44)	(0.24)
Distributions (from capital gains)*	–	–
Total Distributions	(0.44)	(0.24)
Net Asset Value, End of Period	$9.98	$10.60
Total Return**	(1.73)%	7.22%
Net Assets, End of Period (in thousands)	$246,972	$249,350
Average Net Assets for the Period (in thousands)	$248,649	$237,653
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.99%	3.19%
Portfolio Turnover Rate	73%	171%

Class S Shares

For a share outstanding during the period ended December 31, 2014	Janus Global Bond Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$10.62	$9.87	$10.49	$10.36	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.23(2)	0.26	0.25	0.20
Net gain/(loss) on investments (both realized and unrealized)	(0.30)	0.83	(0.35)	0.23	0.29
Total from Investment Operations	(0.21)	1.06	(0.09)	0.48	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.41)	(0.31)	(0.11)	(0.27)	(0.13)
Distributions (from capital gains)*	–	–	(0.25)	(0.08)	–
Return of capital	–	–	(0.17)	–	–
Total Distributions and Other	(0.41)	(0.31)	(0.53)	(0.35)	(0.13)
Net Asset Value, End of Period	$10.00	$10.62	$9.87	$10.49	$10.36
Total Return**	(1.98)%	10.90%	(1.06)%	4.69%	4.96%
Net Assets, End of Period (in thousands)	$157	$418	$905	$915	$875
Average Net Assets for the Period (in thousands)	$220	$571	$943	$895	$851
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.25%	1.49%	1.62%	3.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.06%	1.13%	1.20%	0.86%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.71%	2.29%	2.20%	2.33%	2.97%
Portfolio Turnover Rate	73%	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from October 28, 2013 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.27% without the waiver of these fees and expenses.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Class T Shares

For a share outstanding during the period ended December 31, 2014	Janus Global Bond Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.61	$9.86	$10.48	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.26(2)	0.27	0.31	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.29)	0.80	(0.34)	0.19	0.34
Total from Investment Operations	(0.20)	1.06	(0.07)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.42)	(0.31)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)*	–	–	(0.25)	(0.08)	–
Return of capital	–	–	(0.18)	–	–
Total Distributions and Other	(0.42)	(0.31)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$9.99	$10.61	$9.86	$10.48	$10.35
Total Return**	(1.86)%	10.91%	(0.91)%	4.90%	4.99%
Net Assets, End of Period (in thousands)	$17,851	$11,830	$6,935	$2,317	$8,808
Average Net Assets for the Period (in thousands)	$17,121	$7,406	$4,055	$4,904	$1,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.99%	1.19%	1.38%	2.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.97%	0.98%	1.00%	0.68%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.67%	2.60%	2.29%	2.44%	2.92%
Portfolio Turnover Rate	73%	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.01% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

22 | DECEMBER 31, 2014

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

Dividend Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

24 | DECEMBER 31, 2014

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2014 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investments and foreign currency transactions” on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on purchased and sold forward contracts during the period ended December 31, 2014.

Fund	Purchased	Sold

Janus Global Bond Fund	$39,223,684	$145,436,578

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund
Currency Contracts	Forward currency contracts	$1,136,226	Forward currency contracts	$194,298

26 | DECEMBER 31, 2014

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2014

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions

Janus Global Bond Fund
Currency Contracts	$9,491,567

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Global Bond Fund
Currency Contracts	$1,173,778

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, the Fund, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date

28 | DECEMBER 31, 2014

specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Assest or Liability(a)	Collateral Pledged(b)	Net Amount

JPMorgan Chase & Co.	$1,136,226	$(194,298)	$–	$941,928

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

JPMorgan Chase & Co.	$194,298	$(194,298)	$–	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its

30 | DECEMBER 31, 2014

cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets		Contractual Investment
Fund	of the Fund		Advisory Fee (%)

Janus Global Bond Fund	First $	1 Billion	0.60
	Next $	1 Billion	0.55
	Over $	2 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

Janus Global Bond Fund	0.66	0.75

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014

32 | DECEMBER 31, 2014

on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Bond Fund	$4,798

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Bond Fund	$231

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Global Bond Fund - Class A Shares	-%	-%
Janus Global Bond Fund - Class C Shares	-	-
Janus Global Bond Fund - Class D Shares	-	-
Janus Global Bond Fund - Class I Shares	-	-
Janus Global Bond Fund - Class N Shares	96	67
Janus Global Bond Fund - Class S Shares	99	0
Janus Global Bond Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Bond Fund	$365,086,020	$2,559,649	$(15,386,291)	$(12,826,642)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Global Bond Fund	$(3,446,416)	$(1,773,994)	$(5,220,410)

6.	Capital Share Transactions

	Janus Global
	Bond Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	2,583,403	451,408
Reinvested dividends and distributions	101,084	7,785
Shares repurchased	(197,862)	(342,260)
Net Increase/(Decrease) in Fund Shares	2,486,625	116,933
Shares Outstanding, Beginning of Period	588,783	471,850
Shares Outstanding, End of Period	3,075,408	588,783
Transactions in Fund Shares – Class C Shares:
Shares sold	564,888	87,881
Reinvested dividends and distributions	18,920	1,804
Shares repurchased	(64,313)	(132,585)
Net Increase/(Decrease) in Fund Shares	519,495	(42,900)
Shares Outstanding, Beginning of Period	124,733	167,633
Shares Outstanding, End of Period	644,228	124,733

34 | DECEMBER 31, 2014

	Janus Global
	Bond Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014(1)

Transactions in Fund Shares – Class D Shares:
Shares sold	438,568	765,775
Reinvested dividends and distributions	50,180	25,162
Shares repurchased	(482,818)	(558,517)
Net Increase/(Decrease) in Fund Shares	5,930	232,420
Shares Outstanding, Beginning of Period	1,234,961	1,002,541
Shares Outstanding, End of Period	1,240,891	1,234,961
Transactions in Fund Shares – Class I Shares:
Shares sold	6,597,629	780,117
Reinvested dividends and distributions	142,958	168,526
Shares repurchased	(2,725,533)	(24,465,266)
Net Increase/(Decrease) in Fund Shares	4,015,054	(23,516,623)
Shares Outstanding, Beginning of Period	282,034	23,798,657
Shares Outstanding, End of Period	4,297,088	282,034
Transactions in Fund Shares – Class N Shares:
Shares sold	1,258,975	24,192,805
Reinvested dividends and distributions	1,037,130	542,989
Shares repurchased	(1,079,439)	(1,203,788)
Net Increase/(Decrease) in Fund Shares	1,216,666	23,532,006
Shares Outstanding, Beginning of Period	23,532,006	N/A
Shares Outstanding, End of Period	24,748,672	23,532,006
Transactions in Fund Shares – Class S Shares:
Shares sold	64	394
Reinvested dividends and distributions	684	1,585
Shares repurchased	(24,442)	(54,401)
Net Increase/(Decrease) in Fund Shares	(23,694)	(52,422)
Shares Outstanding, Beginning of Period	39,353	91,775
Shares Outstanding, End of Period	15,659	39,353
Transactions in Fund Shares – Class T Shares:
Shares sold	1,182,365	1,119,082
Reinvested dividends and distributions	71,617	21,213
Shares repurchased	(582,605)	(729,190)
Net Increase/(Decrease) in Fund Shares	671,377	411,105
Shares Outstanding, Beginning of Period	1,114,810	703,705
Shares Outstanding, End of Period	1,786,187	1,114,810

(1)	Period from October 28, 2013 (inception date) through June 30, 2014 for Class N Shares.

7.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Bond Fund	$199,091,667	$169,979,300	$118,815,612	$57,475,690

Janus Investment Fund | 35

Notes to Financial Statements (unaudited) (continued)

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

38 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

40 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

42 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

44 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

46 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

48 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 49

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 51

Notes

52 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81308	125-24-93023 02-15

semiannual report
December 31, 2014

Janus Global Unconstrained Bond Fund (formerly named Janus Unconstrained Bond Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Unconstrained Bond Fund

Janus Global Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT
This dynamic, opportunistic bond fund seeks to achieve long-term positive returns in diverse market environments over full market cycles. The Fund invests broadly across global fixed income markets and is not constrained by benchmark-specific guidelines. The unconstrained nature of the strategy allows us to fully express our high-conviction active views and avoid areas of the market where we see greater downside risk.

PERFORMANCE OVERVIEW

For the semi-annual period ending December 31, 2014, the Janus Global Unconstrained Bond Fund’s Class I Shares returned -1.46% compared with 0.11% for its benchmark, the 3-Month USD LIBOR.

MARKET ENVIRONMENT

Global market trends – tumbling crude oil prices, falling sovereign rates and a strengthening U.S. dollar – built into a crescendo as the last three months of the year progressed. The decline in crude oil prices was the most dramatic. The price of the light sweet crude contract nearest to delivery on the New York Mercantile Exchange fell 42% during the fourth quarter. Amid slower global growth, oil demand has softened just when the U.S. shale oil boom has elevated supply. The plunge in oil prices hit major oil-producing economies within emerging markets (EM) as well as their currencies, like those of Russia and Brazil. That further weakened a fragile global economy and heightened volatility in the equity and fixed income markets at times during the period.

However, U.S. growth remained steady, and by period end, the Federal Reserve (Fed) signaled it was on track to increase its benchmark lending rate in 2015. In contrast, key central banks in developed economies like the eurozone and Japan were loosening monetary policy to boost growth and combat the decline in inflation. Central bank policy and economic growth divergence fueled U.S. dollar strength against most major currencies. Even amid stronger U.S. growth and the Fed on track to raise rates, long-end Treasury yields declined. Foreign investors have stepped up Treasury purchases, attracted to their higher U.S. dollar-denominated yields versus those of sovereigns abroad. Moreover, long-end yields of developed market sovereigns fell globally, reflecting investor expectations that global growth would remain challenged and inflation tame.

PERFORMANCE DISCUSSION

During the first half of the semi-annual period, the Fund employed a different investment approach and was managed by a different team than it has currently.

Underperformance was driven by its corporate credit exposure, specifically the Fund’s exposure to certain high-yield credits that struggled during the period’s first half.

On October 6, 2014, a new portfolio manager took the helm, and the Fund adopted its current investment approach. For this reason, the remainder of the performance discussion will focus on the second part of the semi-annual period.

Without traditional benchmark constraints, the Fund’s new investment approach seeks to achieve long-term positive returns regardless of market conditions. To this end, it invests broadly across asset classes and global financial markets.

During the period’s second half, the Fund’s largest exposure was within corporate credit, both investment grade and high yield, with shorter-dated maturities of one to three years. These cash bonds create the Fund’s yield foundation, which is above that offered by Treasurys with similar maturities. They also account for nearly all of the duration exposure of the portfolio. The shorter duration is intended to provide some protection against the interest rate and volatility risk associated with longer-dated credit.

Much of the corporate credit allocation is in the “crossover” area of the asset class, with ratings just above or just beneath investment grade. We believe select companies in the “crossover” area are transforming their balance sheets to boost their ratings, though their efforts have yet to be recognized in the prices of their bonds.

The Fund was diversified across credit sectors and geographical regions. Its energy sector exposure detracted the most from the Fund’s performance. Its exposure to U.S. dollar-denominated Russian and Brazilian corporate bonds also detracted. The sharp decline in crude oil prices during the period as well as the declines

Janus Investment Fund | 1

Janus Global Unconstrained Bond Fund (unaudited)

of those countries’ currencies against the U.S. dollar drove underperformance here. Both Russia and Brazil are major oil producers, and that affected both the Fund’s energy and non-energy related names of those countries. Several of the Fund’s other credit sector allocations contributed to positive returns, namely telecommunications, media, technology, financials and retail.

Elsewhere, the strategy employed its “Structural Alpha” approach, which is intended to help provide excess returns regardless of prevailing market conditions. Given the relatively recent incorporation of our Structural Alpha approach, this portion has played a relatively smaller role in the Fund, thus far.

The Fund’s Structural Alpha had three components with varying weightings: Credit default swaps (CDS), volatility sales and relative value trades. Our strategy of selling volatility across multiple markets, such as fixed income, equities, and foreign exchange, was a positive contributor. We believe concerns about market volatility are inflated, and consequently, volatility options are mispriced. The strategy mainly has consisted of selling short-dated out-of-the money options. While returns on volatility sales in equity and foreign exchange were generally flat during the period, our returns from Treasury options were additive.

Our CDS positions were a detractor from performance overall. In simple terms, CDS can be considered insurance against the credit issuer defaulting. As in the case with volatility, we believe this insurance tends to be overpriced, and we sell the default protection on sovereign debt, broad market sectors and on investment-grade companies. CDS comes with limited duration risk and the premiums collected when selling CDS are one of the primary components of Structural Alpha. The CDS exposure to the sovereign debt of Russia, China, Mexico, and Brazil underperformed while the CDS on the corporate credit of U.S. financials slightly contributed to performance.

Lastly, relative value trades are also an important component of the Structural Alpha approach. Relative value trades attempt to take advantage of mispriced relationships on a sovereign yield curve and are opportunities to generate positive cash flows over the life of the trades. The Fund purchased medium-term interest-rate futures and sold longer-term interest rate futures with the expectation that the long end of the yield curve would steepen while the short end of the curve would remain anchored. These positions were detractors to performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Global Unconstrained Bond Fund.

2 | DECEMBER 31, 2014

(unaudited)

Janus Global Unconstrained Bond Fund At A Glance

Fund Profile
December 31, 2014

Weighted Average Maturity	1.3 Years
Average Effective Duration*	2.0 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.37%
With Reimbursement	1.25%
Class A Shares at MOP
Without Reimbursement	1.30%
With Reimbursement	1.19%
Class C Shares***
Without Reimbursement	0.66%
With Reimbursement	0.66%
Class D Shares
Without Reimbursement	0.93%
With Reimbursement	1.34%
Class I Shares
Without Reimbursement	1.50%
With Reimbursement	1.50%
Class N Shares
Without Reimbursement	1.61%
With Reimbursement	1.53%
Class S Shares
Without Reimbursement	1.11%
With Reimbursement	0.99%
Class T Shares
Without Reimbursement	1.36%
With Reimbursement	1.28%
Number of Bonds/Notes	154

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
December 31, 2014

AAA	0.4%
AA	9.2%
A	5.8%
BBB	16.4%
BB	10.8%
B	0.9%
CCC	0.1%
D	0.6%
Not Rated	52.3%
Other	3.5%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2014

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Emerging markets comprised 12.1% of total net assets.

Janus Investment Fund | 3

Janus Global Unconstrained Bond Fund (unaudited)

Performance

			Expense Ratios – per the October 28, 2014
Cumulative Total Return – for the periods ended December 31, 2014			prospectuses (estimated for the fiscal year)
	Fiscal	Since	Total Annual Fund
	Year-to-date	Inception*	Operating Expenses

Janus Global Unconstrained Bond Fund – Class A Shares

NAV	–1.60%	–1.50%	1.01%

MOP	–6.28%	–6.19%

Janus Global Unconstrained Bond Fund – Class C Shares

NAV	–1.98%	–1.88%	1.77%

CDSC	–2.96%	–2.86%

Janus Global Unconstrained Bond Fund – Class D Shares(1)	–1.55%	–1.45%	0.96%

Janus Global Unconstrained Bond Fund – Class I Shares	–1.46%	–1.36%	0.76%

Janus Global Unconstrained Bond Fund – Class N Shares	–1.47%	–1.37%	0.75%

Janus Global Unconstrained Bond Fund – Class S Shares	–1.74%	–1.64%	1.25%

Janus Global Unconstrained Bond Fund – Class T Shares	–1.68%	–1.58%	1.00%

3-Month USD LIBOR	0.11%	0.14%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. As interest rates rise, bond prices usually fall, and vice versa. High-yield bonds, or “junk” bonds, involve a greater risk of default and price volatility. Foreign securities, including sovereign debt, are subject to currency fluctuations, political and economic uncertainty and increased volatility, all of which are magnified in emerging markets.

Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses. No investment strategy can ensure a profit or protect against loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Fund’s assets exceeding the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective October 6, 2014, the name of the Fund changed from Janus Unconstrained Bond Fund to Janus Global Unconstrained Bond Fund, and Bill Gross is Portfolio Manager of the Fund.

*	The Fund’s inception date – May 27, 2014
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Global Unconstrained Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$984.00	$5.65	$1,000.00	$1,019.51	$5.75	1.13%

Class C Shares	$1,000.00	$980.20	$9.03	$1,000.00	$1,016.08	$9.20	1.81%

Class D Shares	$1,000.00	$984.50	$5.05	$1,000.00	$1,020.11	$5.14	1.01%

Class I Shares	$1,000.00	$985.40	$4.30	$1,000.00	$1,020.87	$4.38	0.86%

Class N Shares	$1,000.00	$985.30	$4.25	$1,000.00	$1,020.92	$4.33	0.85%

Class S Shares	$1,000.00	$982.60	$7.05	$1,000.00	$1,018.10	$7.17	1.41%

Class T Shares	$1,000.00	$983.20	$5.55	$1,000.00	$1,019.61	$5.65	1.11%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.6%
$1,300,493	Alternative Loan Trust 2006-14CB 6.0000%, 6/25/36†	$1,151,061
886,673	Alternative Loan Trust 2006-45T1 5.5000%, 2/25/37	722,468
4,142,762	Alternative Loan Trust 2006-45T1 6.0000%, 2/25/37†	3,500,779
2,962,862	Alternative Loan Trust 2006-5T2 6.0000%, 4/25/36†	2,480,357
1,348,855	Alternative Loan Trust 2007-9T1 5.5000%, 5/25/22†	1,243,803
10,987,690	Banc of America Alternative Loan Trust 2003-5 5.5000%, 7/25/33	11,166,350
3,828,619	Bear Stearns ALT-A Trust 2005-4 2.7161%, 5/25/35†,‡	3,164,438
11,302,191	CSMC Mortgage-Backed Trust 2006-9 6.0000%, 11/25/36†	11,400,757
348,193	Equity One Mortgage Pass-Through Trust 2003-4 5.2434%, 10/25/34‡	315,939
661,114	GMACM Mortgage Loan Trust 2005-J1 5.5000%, 12/25/35†	667,399
1,127,535	GSR Mortgage Loan Trust 2005-9F 6.0000%, 1/25/36†	1,013,743
1,408,722	GSR Mortgage Loan Trust 2006-7F 6.2500%, 8/25/36†	1,090,287
1,748,075	IndyMac INDA Mortgage Loan Trust 2006-AR1 4.9496%, 8/25/36‡	1,730,729
5,749,482	JP Morgan Mortgage Trust 2005-S3 5.7500%, 1/25/36†	5,377,117
2,822,247	JP Morgan Mortgage Trust 2007-S1 6.0000%, 3/25/37†	2,478,859
982,444	Residential Asset Securitization Trust 2005-A15 6.0000%, 2/25/36†	775,435
6,753,621	Residential Asset Securitization Trust 2007-A1 6.0000%, 3/25/37†	4,843,501
3,359,173	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust 4.5673%, 8/25/36†,‡	3,056,156
8,678,601	WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust 2.1481%, 5/25/37†,‡	7,474,237
1,931,380	Wells Fargo Mortgage Backed Securities 2007-8 Trust 6.0000%, 7/25/37†	1,426,282

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $65,448,153)		65,079,697

Common Stocks – 6.3%
Auto Components – 2.3%
313,963	TRW Automotive Holdings Corp.*	32,291,095
Chemicals – 3.5%
366,929	Sigma-Aldrich Corp.	50,368,344
Real Estate Investment Trusts (REITs) – 0.5%
190,447	American Capital Agency Corp.†	4,157,458
280,893	Annaly Capital Management, Inc.†	3,036,453

		7,193,911

Total Common Stocks (cost $89,881,190)		89,853,350

Corporate Bonds – 68.3%
Banking – 9.3%
$13,433,000	Ally Financial, Inc. 8.3000%, 2/12/15†	13,500,165
35,206,000	Ally Financial, Inc. 4.6250%, 6/26/15†	35,458,950
18,000,000	Ally Financial, Inc. 3.1250%, 1/15/16†	18,045,000
7,980,000	Ally Financial, Inc. 3.5000%, 7/18/16†	8,069,775
4,497,000	Ally Financial, Inc. 5.5000%, 2/15/17†	4,721,850
2,098,000	Ally Financial, Inc. 3.2500%, 9/29/17	2,098,000
514,000	Bank of America Corp. 5.2500%, 12/1/15	532,474
2,906,000	Bank of America Corp. 6.0500%, 5/16/16†	3,077,239
11,275,000	Bank of America Corp. 5.7500%, 8/15/16†	12,003,252
1,553,000	Bank of America Corp. 5.7000%, 5/2/17†	1,678,802
6,000,000	Capital One Financial Corp. 1.0000%, 11/6/15†	5,994,288
3,000,000	China Merchants Bank Co., Ltd., Hong Kong 2.3750%, 6/12/17†	2,984,793
7,769,000	Citigroup, Inc. 4.8750%, 5/7/15	7,872,056
2,848,000	Citigroup, Inc. 1.7000%, 7/25/16†	2,867,506
3,765,000	Countrywide Financial Corp. 6.2500%, 5/15/16†	3,995,953
500,000	HSBC Bank Brasil SA – Banco Multiplo 4.0000%, 5/11/16 (144A)	507,750
1,283,000	Royal Bank of Scotland Group PLC 5.0500%, 1/8/15†	1,283,257
1,560,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15†	1,575,619
2,660,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15†	2,714,753
1,424,000	Santander Holdings USA, Inc. 4.6250%, 4/19/16†	1,483,382
2,700,000	Wells Fargo & Co. 5.1250%, 9/15/16†	2,879,825

		133,344,689
Basic Industry – 2.7%
3,771,000	ArcelorMittal 4.2500%, 8/5/15	3,827,565
1,267,000	ArcelorMittal 4.2500%, 3/1/16†	1,298,675
18,397,000	Ashland, Inc. 3.0000%, 3/15/16†	18,488,985

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Basic Industry – (continued)
$8,325,000	Ashland, Inc. 3.8750%, 4/15/18†	$8,408,250
6,000,000	Eastman Chemical Co. 3.0000%, 12/15/15	6,113,718

		38,137,193
Brokerage – 0.3%
3,814,000	Jefferies Group LLC 3.8750%, 11/9/15	3,894,594
Capital Goods – 2.8%
5,283,000	CNH Industrial America LLC 7.2500%, 1/15/16†	5,481,113
12,000,000	CNH Industrial Capital LLC 3.8750%, 11/1/15†	12,060,000
3,300,000	Hanson, Ltd. 6.1250%, 8/15/16†	3,498,000
3,289,000	Masco Corp. 4.8000%, 6/15/15†	3,339,677
11,315,000	Owens-Brockway Glass Container, Inc. 7.3750%, 5/15/16†	11,965,612
3,798,000	SPX Corp. 6.8750%, 9/1/17†	4,149,315

		40,493,717
Communications – 8.5%
3,000,000	CBS Corp. 7.6250%, 1/15/16†	3,201,771
6,000,000	CenturyLink, Inc. 6.0000%, 4/1/17†	6,375,000
7,465,000	CenturyLink, Inc. 5.1500%, 6/15/17†	7,819,587
12,000,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.1250%, 2/15/16†	12,272,376
9,757,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.5000%, 3/1/16†	10,011,502
37,533,000	DISH DBS Corp. 7.7500%, 5/31/15†	38,507,147
29,893,000	DISH DBS Corp. 7.1250%, 2/1/16†	31,413,922
3,189,000	Gannett Co., Inc. 6.3750%, 9/1/15†	3,284,670
4,090,000	PCCW-HKT Capital No 4, Ltd. 4.2500%, 2/24/16	4,214,295
3,720,000	Verizon Communications, Inc. 2.5000%, 9/15/16†	3,802,491

		120,902,761
Consumer Cyclical – 12.7%
56,246,000	Alibaba Group Holding, Ltd. 3.6000%, 11/28/24 (144A)	55,776,163
26,233,000	Amazon.com, Inc. 0.6500%, 11/27/15	26,214,768
6,905,000	Amazon.com, Inc. 3.3000%, 12/5/21	6,999,536
5,081,000	Carnival Corp. 1.2000%, 2/5/16†	5,078,048
2,000,000	Dillard’s, Inc. 6.6250%, 1/15/18†	2,190,000
3,768,000	Dillard’s, Inc. 7.1300%, 8/1/18†	4,220,160
1,267,000	DR Horton, Inc. 4.7500%, 5/15/17†	1,324,015
4,000,000	Ford Motor Credit Co. LLC 7.0000%, 4/15/15†	4,068,828
2,487,000	Ford Motor Credit Co. LLC 2.7500%, 5/15/15	2,503,640
17,095,000	Ford Motor Credit Co. LLC 2.5000%, 1/15/16†	17,286,225
4,000,000	Ford Motor Credit Co. LLC 3.9840%, 6/15/16†	4,141,608
1,425,000	Ford Motor Credit Co. LLC 8.0000%, 12/15/16†	1,594,792
15,291,000	General Motors Financial Co., Inc. 2.7500%, 5/15/16†	15,539,479
1,267,000	Lennar Corp. 4.7500%, 12/15/17†	1,298,675
24,799,000	MGM Resorts International 6.6250%, 7/15/15†	25,232,982
1,000,000	MGM Resorts International 10.0000%, 11/1/16†	1,112,500
2,000,000	Service Corp. International 6.7500%, 4/1/16†	2,085,000
1,641,000	Western Union Co. 2.3750%, 12/10/15	1,656,058
2,650,000	Wyndham Worldwide Corp. 2.9500%, 3/1/17†	2,706,270

		181,028,747
Consumer Non-Cyclical – 3.0%
6,912,000	Becton Dickinson and Co. 0.6906%, 6/15/16‡	6,913,645
1,424,000	Boston Scientific Corp. 6.4000%, 6/15/16†	1,523,660
6,162,000	Constellation Brands, Inc. 7.2500%, 9/1/16†	6,654,960
1,267,000	Constellation Brands, Inc. 7.2500%, 5/15/17†	1,400,035
1,283,000	Fresenius Medical Care U.S. Finance, Inc. 6.8750%, 7/15/17†	1,401,678
1,000,000	HCA, Inc. 6.3750%, 1/15/15†	1,000,000
6,000,000	Quest Diagnostics, Inc. 3.2000%, 4/1/16†	6,147,510
3,664,000	Reynolds American, Inc. 1.0500%, 10/30/15†	3,667,990
4,000,000	Safeway, Inc. 3.4000%, 12/1/16†	4,063,616
4,133,000	Safeway, Inc. 6.3500%, 8/15/17†	4,392,073
6,285,000	Zoetis, Inc. 1.1500%, 2/1/16†	6,279,387

		43,444,554
Electric – 1.7%
1,989,000	AES Corp. 7.7500%, 10/15/15	2,073,533
673,000	Duquesne Light Holdings, Inc. 5.5000%, 8/15/15†	691,133
2,000,000	PPL Energy Supply LLC 5.7000%, 10/15/15†	2,043,552
4,000,000	PPL Energy Supply LLC 6.5000%, 5/1/18†	4,201,032

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Electric – (continued)
$6,820,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)†	$7,021,217
3,225,000	PSEG Power LLC 5.5000%, 12/1/15†	3,358,318
5,382,000	TECO Finance, Inc. 4.0000%, 3/15/16†	5,570,628

		24,959,413
Energy – 9.3%
1,424,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16†	1,522,797
1,918,000	Chesapeake Energy Corp. 3.2500%, 3/15/16†	1,913,205
12,000,000	Gazprom OAO Via Gaz Capital SA 4.3000%, 11/12/15 (144A)†	11,700,000
20,732,000	Gazprom OAO Via Gaz Capital SA 5.0920%, 11/29/15 (144A)†	20,317,360
6,630,000	Kinder Morgan Energy Partners LP 3.5000%, 3/1/16†	6,766,346
13,156,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16†	13,657,507
4,000,000	Lukoil International Finance BV 6.3560%, 6/7/17 (144A)†	3,792,360
11,505,000	Marathon Petroleum Corp. 3.5000%, 3/1/16†	11,789,680
7,346,000	ONEOK Partners LP 3.2500%, 2/1/16†	7,493,089
3,044,000	Pioneer Natural Resources Co. 5.8750%, 7/15/16†	3,232,971
1,500,000	Pioneer Natural Resources Co. 6.6500%, 3/15/17†	1,643,322
9,125,000	Rockies Express Pipeline LLC 3.9000%, 4/15/15 (144A)†	9,079,375
13,500,000	Sabine Pass LNG LP 7.5000%, 11/30/16†	14,040,000
1,424,000	Tennessee Gas Pipeline Co. LLC 8.0000%, 2/1/16†	1,517,719
4,000,000	Tennessee Gas Pipeline Co. LLC 7.5000%, 4/1/17†	4,468,952
4,722,000	Transocean, Inc. 4.9500%, 11/15/15	4,733,829
14,429,000	Transocean, Inc. 5.0500%, 12/15/16†	14,498,086

		132,166,598
Finance Companies – 7.2%
3,121,000	Air Lease Corp. 4.5000%, 1/15/16	3,206,827
1,283,000	Aircastle, Ltd. 6.7500%, 4/15/17†	1,369,603
37,165,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)†	37,181,779
1,267,000	CIT Group, Inc. 5.0000%, 5/15/17†	1,314,513
7,058,000	CIT Group, Inc. 4.2500%, 8/15/17†	7,199,160
1,424,000	GATX Corp. 3.5000%, 7/15/16†	1,469,175
6,000,000	International Lease Finance Corp. 4.8750%, 4/1/15†	6,043,500
8,213,000	International Lease Finance Corp. 8.6250%, 9/15/15†	8,562,052
4,000,000	iStar Financial, Inc. 6.0500%, 4/15/15†	4,040,000
3,850,000	Navient Corp. 5.0000%, 4/15/15†	3,878,875
1,261,000	Navient Corp. 3.8750%, 9/10/15	1,270,458
26,278,000	Navient Corp. 6.2500%, 1/25/16†	27,318,025

		102,853,967
Financial – 0.3%
4,000,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 3.5000%, 3/15/17†	4,000,000
Government Sponsored – 1.3%
5,710,000	Eksportfinans ASA 2.0000%, 9/15/15	5,716,681
2,700,000	Eksportfinans ASA 2.3750%, 5/25/16†	2,706,318
5,371,000	Eksportfinans ASA 5.5000%, 5/25/16†	5,611,889
4,050,000	Eksportfinans ASA 5.5000%, 6/26/17†	4,315,721

		18,350,609
Insurance – 0.5%
6,000,000	Kemper Corp. 6.0000%, 5/15/17†	6,481,986
Owned No Guarantee – 5.1%
13,307,000	Petrobras Global Finance BV 2.0000%, 5/20/16†	12,710,181
29,000,000	Petrobras International Finance Co. SA 3.8750%, 1/27/16†	28,446,605
6,807,000	Petrobras International Finance Co. SA 6.1250%, 10/6/16	6,828,170
5,615,000	Petrobras International Finance Co. SA 3.5000%, 2/6/17†	5,361,820
1,283,000	Rosneft Finance SA 6.2500%, 2/2/15 (144A)†	1,278,509
6,000,000	Sberbank of Russia Via SB Capital SA 5.4990%, 7/7/15†	5,940,000
12,000,000	VTB Bank OJSC Via VTB Capital SA 6.4650%, 3/4/15 (144A)†	11,916,984

		72,482,269
Real Estate Investment Trusts (REITs) – 0.9%
3,743,000	HCP, Inc. 3.7500%, 2/1/16†	3,846,842
3,153,000	Kimco Realty Corp. 5.5840%, 11/23/15†	3,278,240
6,000,000	Realty Income Corp. 5.5000%, 11/15/15	6,228,624

		13,353,706
Technology – 2.0%
787,000	Dell, Inc. 2.3000%, 9/10/15	787,748
5,615,000	Hewlett-Packard Co. 2.2000%, 12/1/15†	5,670,426
5,413,000	Hewlett-Packard Co. 2.6500%, 6/1/16†	5,515,641

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Technology – (continued)
$8,748,000	Hewlett-Packard Co. 3.0000%, 9/15/16	$8,982,245
1,425,000	Hewlett-Packard Co. 3.3000%, 12/9/16†	1,471,633
889,000	Juniper Networks, Inc. 3.1000%, 3/15/16	906,574
4,841,000	Pitney Bowes, Inc. 4.7500%, 1/15/16†	5,006,194

		28,340,461
Transportation – 0.7%
10,139,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)†	10,278,533

Total Corporate Bonds (cost $981,769,079)		974,513,797

U.S. Treasury Notes/Bonds – 7.0%
85,761,738	2.3750%, 1/15/25†,ÇÇ (cost $101,034,117)	100,689,597

Investment Companies – 10.4%
Closed-End Funds – 0.9%
385,239	BlackRock Build America Bond Trust†	8,536,896
104,936	PIMCO Corporate & Income Opportunity Fund	1,668,483
12,584	PIMCO Corporate & Income Strategy Fund	190,144
79,500	PIMCO Dynamic Income Fund	2,443,830

		12,839,353
Exchange-Traded Funds (ETFs) – 0.2%
100,000	PowerShares Build America Bond Portfolio†	3,044,000
Money Markets – 9.3%
131,958,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£	131,958,000

Total Investment Companies (cost $147,875,061)		147,841,353

Total Investments (total cost $1,386,007,600) – 96.6%		1,377,977,794

Cash, Receivables and Other Assets, net of Liabilities – 3.4%		48,317,977

Net Assets – 100%		$1,426,295,771

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,172,252,648	85.1%
China	58,760,956	4.3
Russia	54,945,213	4.0
Brazil	53,854,526	3.9
Norway	18,350,609	1.3
United Kingdom	9,071,629	0.6
Luxembourg	5,126,240	0.4
Hong Kong	4,214,295	0.3
Germany	1,401,678	0.1

Total	$1,377,977,794	100.0%

Schedule of Futures – Long

Unrealized
Appreciation/
Description	(Depreciation)

10-Year U.S. Treasury Note expires March 2015 645 contracts principal amount $81,319,140 value $81,783,984	$464,844
90-Day Eurodollar expires December 2015 690 contracts principal amount $170,964,750 value $170,921,625	(43,125)
90-Day Eurodollar expires March 2016 943 contracts principal amount $233,251,050 value $232,968,150	(282,900)
U.S. Treasury Long Bond expires March 2015 4,009 contracts principal amount $561,972,281 value $579,551,062	17,578,781

Total Futures – Long	$17,717,600

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

Euro-Bund expires March 2015 323 contracts principal amount $59,729,085 value $60,936,616	$(1,207,531)
U.S. Treasury Ultra Bond expires March 2015 686 contracts principal amount $107,778,844 value $113,318,625	(5,539,781)

Total Futures – Short	$(6,747,312)

Schedule of Exchange-Traded Written Options – Calls

Description	Value

10-Year U.S. Treasury Note Future expires February 2015 179 contracts exercise price $127.00	$(151,031)
10-Year U.S. Treasury Note Future expires February 2015 873 contracts exercise price $128.00	(422,859)
10-Year U.S. Treasury Note Future expires February 2015 373 contracts exercise price $128.50	(139,875)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Description	Value

10-Year U.S. Treasury Note Future expires February 2015 3,804 contracts exercise price $129.00	$(1,069,875)
10-Year U.S. Treasury Note Future expires February 2015 358 contracts exercise price $130.00	(61,531)
10-Year U.S. Treasury Note Future expires February 2015 165 contracts exercise price $131.00	(18,047)
S&P 500® Future expires March 2015 66 contracts exercise price $2,100.00	(456,542)
U.S. Treasury Long Bond Future expires February 2015 1,698 contracts exercise price $150.00	(583,688)
U.S. Treasury Note Future expires February 2015 688 contracts exercise price $120.00	(139,750)
U.S. Treasury Note Future expires February 2015 179 contracts exercise price $120.50	(36,359)

Total Exchange-Traded Written Options – Calls (premiums received $4,507,343)	$(3,079,557)

Schedule of Exchange-Traded Written Options – Puts

Description	Value

10-Year U.S. Treasury Note Future expires February 2015 2,234 contracts exercise price $123.00	$(209,438)
10-Year U.S. Treasury Note Future expires February 2015 373 contracts exercise price $123.50	(40,797)
10-Year U.S. Treasury Note Future expires February 2015 3,890 contracts exercise price $124.00	(607,813)
10-Year U.S. Treasury Note Future expires February 2015 685 contracts exercise price $125.00	(203,359)
S&P 500® Future expires March 2015 168 contracts exercise price $1900.00	(826,161)
U.S. Treasury Long Bond Future expires February 2015 1,954 contracts exercise price $140.00	(732,750)
U.S. Treasury Note Future expires February 2015 1,367 contracts exercise price $117.00	(128,156)

Total Exchange-Traded Written Options – Puts (premiums received $5,460,695)	$(2,748,474)

Schedule of OTC Written Options – Calls

Counterparty/Reference Asset	Value

JPMorgan Chase & Co.:
EUR Currency expires March 2015 34,995,078 contracts exercise price EUR 1.28	$(84,303)
EUR Currency expires March 2015 35,838,713 contracts exercise price EUR 1.28	(45,193)
JPY Currency expires March 2015 69,798,038 contracts exercise price JPY 126.00	(412,506)

Total OTC Written Options – Calls (premiums received $551,924)	$(542,002)

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

JPMorgan Chase & Co.:
EUR Currency expires March 2015 69,798,038 contracts exercise price EUR 1.16	$(363,857)
JPY Currency expires February 2015 19,067,724 contracts exercise price JPY 110.00	(16,856)
JPY Currency expires February 2015 20,000,000 contracts exercise price JPY 110.00	(11,020)
JPY Currency expires February 2015 28,304,872 contracts exercise price JPY 110.00	(21,625)
JPY Currency expires April 2015 34,995,078 contracts exercise price JPY 112.00	(142,885)

Total OTC Written Options – Puts (premiums received $792,183)	$(556,243)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments (unaudited)

As of December 31, 2014

Centrally Cleared Interest Rate Swaps outstanding at December 31, 2014

					Unrealized
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	Variation Margin
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Receive	3-month USD LIBOR	3.0580%	11/10/44	$55,700,000	$(4,481,389)	$(90,424)
Receive	3-month USD LIBOR	3.0650	11/12/44	55,700,000	(4,557,515)	(90,659)
Receive	3-month USD LIBOR	3.0585	11/7/44	55,800,000	(4,507,827)	(90,571)
Receive	3-month USD LIBOR	3.0180	11/6/44	55,800,000	(4,022,239)	(89,425)

Total					$(17,568,970)	$(361,079)

OTC Credit Default Swaps outstanding at December 31, 2014

								Outstanding
						Premiums	Unrealized	Swap Contracts,
	Reference	Buy/Sell	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Counterparty	Asset	Protection(2)	Rate	Date	Amount(3)	(Received)	(Depreciation)	Asset/(Liability)

Barclays Capital, Inc.	Bank of America Corp.(4)	Sell	1.0000%	12/20/15	$18,867,000	$153,481	$(2,267)	$151,214
Barclays Capital, Inc.	Berkshire Hathaway, Inc.(4)	Sell	1.0000	12/20/19	9,278,000	223,150	(9,538)	213,612
Barclays Capital, Inc.	Berkshire Hathaway, Inc.(4)	Sell	1.0000	12/20/19	4,473,000	103,511	(527)	102,984
Barclays Capital, Inc.	Berkshire Hathaway, Inc.(4)	Sell	1.0000	3/20/20	23,610,000	554,663	(18,769)	535,894
Barclays Capital, Inc.	Federative Republic of Brazil(5)	Sell	1.0000	12/20/19	9,534,000	(388,563)	(22,198)	(410,761)
Barclays Capital, Inc.	Federative Republic of Brazil(5)	Sell	1.0000	12/20/19	9,358,000	(317,878)	(85,300)	(403,178)
Barclays Capital, Inc.	General Electric Capital Corp.(4)	Sell	1.0000	12/20/15	18,867,000	157,658	(21,289)	136,369
Barclays Capital, Inc.	General Electric Capital Corp.(4)	Sell	1.0000	12/20/19	4,473,000	99,023	(17,947)	81,076
Barclays Capital, Inc.	Goldman Sachs Group, Inc.(4)	Sell	1.0000	12/20/15	18,867,000	149,305	(14,927)	134,378
Barclays Capital, Inc.	JPMorgan Chase & Co.(4)	Sell	1.0000	12/20/15	18,867,000	155,569	(130)	155,439
Barclays Capital, Inc.	MetLife, Inc.(4)	Sell	1.0000	12/20/19	4,473,000	71,140	6,790	77,930
Barclays Capital, Inc.	Morgan Stanley(4)	Sell	1.0000	12/20/15	18,867,000	149,305	(11,878)	137,427
Barclays Capital, Inc.	Prudential Financial, Inc.(4)	Sell	1.0000	12/20/19	4,473,000	94,542	4,729	99,271
Barclays Capital, Inc.	Russian Federation(5)	Sell	1.0000	12/20/15	8,946,000	(98,208)	(248,010)	(346,218)
BNP Paribas	Federative Republic of Brazil(5)	Sell	1.0000	12/20/19	20,000,000	(580,692)	(280,984)	(861,676)
BNP Paribas	Goldman Sachs Group, Inc.(4)	Sell	1.0000	9/20/19	17,958,000	171,781	(23,023)	148,758
BNP Paribas	Goldman Sachs Group, Inc.(4)	Sell	1.0000	12/20/19	9,278,000	87,710	(10,854)	76,856
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	8,946,000	93,688	(14,633)	79,055
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	10,000,000	76,086	12,284	88,370
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	4,126,000	12,117	24,344	36,461
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	8,427,000	59,803	14,666	74,469
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	6,710,000	12,672	46,624	59,296
BNP Paribas	Republic of Indonesia(5)	Sell	1.0000	12/20/19	8,427,000	(212,454)	11,501	(200,953)
BNP Paribas	Republic of Indonesia(5)	Sell	1.0000	12/20/19	8,946,000	(169,866)	(43,463)	(213,329)
BNP Paribas	Russian Federation(5)	Sell	1.0000	12/20/15	8,645,000	(113,036)	(221,533)	(334,569)
BNP Paribas	United Mexican States(5)	Sell	1.0000	12/20/19	8,946,000	98,730	(94,276)	4,454
BNP Paribas	United Mexican States(5)	Sell	1.0000	12/20/19	9,386,000	77,709	(73,036)	4,673
BNP Paribas	United Mexican States(5)	Sell	1.0000	12/20/19	9,600,000	80,599	(75,819)	4,780
BNP Paribas	United Mexican States(5)	Sell	1.0000	12/20/19	10,000,000	66,555	(61,576)	4,979
Citigroup Global Markets	Berkshire Hathaway, Inc.(4)	Sell	1.0000	12/20/19	9,386,000	220,746	(4,647)	216,099
Citigroup Global Markets	Berkshire Hathaway, Inc.(4)	Sell	1.0000	12/20/19	8,427,000	175,255	18,764	194,019
Citigroup Global Markets	Berkshire Hathaway, Inc.(4)	Sell	1.0000	3/20/20	10,790,000	253,487	(8,578)	244,909
Citigroup Global Markets	Federative Republic of Brazil(5)	Sell	1.0000	12/20/19	9,386,000	(306,467)	(97,917)	(404,384)
Citigroup Global Markets	General Electric Capital Corp.(4)	Sell	1.0000	12/20/19	8,426,000	177,357	(24,630)	152,727
Citigroup Global Markets	General Electric Capital Corp.(4)	Sell	1.0000	12/20/19	8,662,000	184,427	(27,423)	157,004
Citigroup Global Markets	JPMorgan Chase & Co.(4)	Sell	1.0000	12/20/15	5,000,000	48,889	(7,696)	41,193
Citigroup Global Markets	Markit MCDX.NA.23(7)	Sell	1.0000	12/20/19	9,278,000	103,465	(31,075)	72,390
Citigroup Global Markets	People’s Republic of China(6)	Sell	1.0000	12/20/19	8,731,000	74,666	2,489	77,155
Citigroup Global Markets	Prudential Financial, Inc.(4)	Sell	1.0000	12/20/19	5,000,000	96,685	14,282	110,967
Citigroup Global Markets	Republic of Colombia(5)	Sell	1.0000	12/20/19	19,068,000	(20,672)	(293,642)	(314,314)
Citigroup Global Markets	Republic of Colombia(5)	Sell	1.0000	12/20/19	17,246,000	(244,028)	(40,253)	(284,281)
Citigroup Global Markets	Republic of Indonesia(5)	Sell	1.0000	9/22/19	6,723,000	(209,899)	49,581	(160,318)
Citigroup Global Markets	Russian Federation(5)	Sell	1.0000	12/20/15	6,577,000	(88,163)	(166,372)	(254,535)
Goldman Sachs International	Berkshire Hathaway, Inc.(4)	Sell	1.0000	12/20/19	13,348,000	294,129	13,189	307,318
Goldman Sachs International	Markit MCDX.NA.23(7)	Sell	1.0000	12/20/19	10,000,000	81,754	(3,730)	78,024
Goldman Sachs International	MetLife, Inc.(4)	Sell	1.0000	12/20/19	20,000,000	285,562	62,883	348,445

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

								Outstanding
						Premiums	Unrealized	Swap Contracts,
	Reference	Buy/Sell	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Counterparty	Asset	Protection(2)	Rate	Date	Amount(3)	(Received)	(Depreciation)	Asset/(Liability)

Goldman Sachs International	MetLife, Inc.(4)	Sell	1.0000%	12/20/19	$13,348,000	$222,783	$9,769	$232,552
Goldman Sachs International	People’s Republic of China(6)	Sell	1.0000	12/20/19	6,577,000	59,640	(1,519)	58,121
Goldman Sachs International	People’s Republic of China(6)	Sell	1.0000	12/20/19	13,419,000	18,998	99,585	118,583
Goldman Sachs International	Republic of Colombia(5)	Sell	1.0000	12/20/19	14,284,000	3,434	(238,890)	(235,456)
Goldman Sachs International	United Mexican States(5)	Sell	1.0000	12/20/19	6,577,000	45,378	(42,103)	3,275
JPMorgan Chase & Co.	Berkshire Hathaway, Inc.(4)	Sell	1.0000	12/20/19	17,904,000	451,668	5,803	457,471
JPMorgan Chase & Co.	MetLife, Inc.(4)	Sell	1.0000	12/20/19	5,000,000	91,649	8,101	99,750
JPMorgan Chase & Co.	People’s Republic of China(6)	Sell	1.0000	12/20/19	13,419,000	31,690	120,813	152,503
JPMorgan Chase & Co.	United Mexican States(5)	Sell	1.0000	12/20/19	8,731,000	73,028	(46,611)	26,417

Total						$2,993,561	$(1,860,866)	$1,132,695

(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.
(3)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(4)	Corporate Bond – S&P Rating AA+ to A-
(5)	Foreign Government Bond – S&P Rating BBB+ to BBB-
(6)	Foreign Government Bond – S&P Rating AA-
(7)	For those index credit default swaps entered into by the Fund to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 13

Notes to Schedule of Investments and Other Information (unaudited)

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Unconstrained Bond Fund	$168,850,030	11.8%

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Fund	Aggregate Value

Janus Global Unconstrained Bond Fund	$780,236,222

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

°°	Rate shown is the 7-day yield as of December 31, 2014.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Global Unconstrained Bond Fund
Janus Cash Liquidity Fund LLC	7,375,101	910,722,631	(786,139,732)	131,958,000	$–	$25,091	$131,958,000

14 | DECEMBER 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Unconstrained Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$65,079,697	$–

Common Stocks	89,853,350	–	–

Corporate Bonds	–	974,513,797	–

U.S. Treasury Notes/Bonds	–	100,689,597	–

Investment Companies	15,883,353	131,958,000	–

Total Investments in Securities	$105,736,703	$1,272,241,091	$–

Other Financial Instruments(a):
Outstanding Swap Contracts at Value	$–	$5,556,667	$–
Variation Margin Receivable	1,289,037	–	–

Total Assets	$107,025,740	$1,277,797,758	$–

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$–	$6,926,276	$–
Outstanding Swap Contracts at Value	–	4,423,972	–
Variation Margin Payable	596,892	–	–

Total Liabilities	$596,892	$11,350,248	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and OTC swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 15

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Janus Global Unconstrained Bond Fund(1)

Assets:
Investments at cost	$1,386,007,600
Unaffiliated investments at value	$1,246,019,794
Affiliated investments at value	131,958,000
Cash	22,184,472
Restricted cash (Note 1)	7,690,000
Closed foreign currency contracts	377
Outstanding swap contracts at value	5,556,667
Variation margin receivable	1,289,037
Non-interested Trustees’ deferred compensation	28,193
Receivables:
Investments sold	238,316
Fund shares sold	52,823,322
Dividends	369,826
Dividends from affiliates	3,664
Interest	13,071,968
Other assets	33,775
Total Assets	1,481,267,411
Liabilities:
Due to custodian	17,020,378
Closed foreign currency contracts	305,865
Options written, at value(2)	6,926,276
Outstanding swap contracts at value	4,423,972
Variation margin payable	596,892
Payables:
Investments purchased	22,275,023
Fund shares repurchased	2,344,711
Dividends	53,352
Advisory fees	748,105
Fund administration fees	11,320
Transfer agent fees and expenses	180,469
12b-1 Distribution and shareholder servicing fees	34,268
Non-interested Trustees’ fees and expenses	279
Non-interested Trustees’ deferred compensation fees	28,193
Accrued expenses and other payables	22,537
Total Liabilities	54,971,640
Net Assets	$1,426,295,771

See footnotes at the end of the Statement.
See Notes to Financial Statements.

16 | DECEMBER 31, 2014

As of December 31, 2014 (unaudited)	Janus Global Unconstrained Bond Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,436,546,486
Undistributed net investment income/(loss)*	(164,642)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	2,017,412
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(12,103,485)
Total Net Assets	$1,426,295,771
Net Assets - Class A Shares	$50,500,493
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,142,668
Net Asset Value Per Share(3)	$9.82
Maximum Offering Price Per Share(4)	$10.31
Net Assets - Class C Shares	$31,233,131
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,183,787
Net Asset Value Per Share(3)	$9.81
Net Assets - Class D Shares	$8,885,471
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	904,652
Net Asset Value Per Share	$9.82
Net Assets - Class I Shares	$1,177,558,936
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	119,913,547
Net Asset Value Per Share	$9.82
Net Assets - Class N Shares	$1,978,342
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	201,444
Net Asset Value Per Share	$9.82
Net Assets - Class S Shares	$288,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,422
Net Asset Value Per Share	$9.82
Net Assets - Class T Shares	$155,850,547
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,884,006
Net Asset Value Per Share	$9.81

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Premiums received 11,312,145.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/95.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 17

Statement of Operations

For the period ended December 31, 2014 (unaudited)	Janus Global Unconstrained Bond Fund(1)

Investment Income:
Interest	$3,243,218
Dividends	563,733
Dividends from affiliates	25,091
Other income	20,208
Total Investment Income	3,852,250
Expenses:
Advisory fees	1,362,789
12b-1 Distribution and shareholder servicing fees:
Class A Shares	25,809
Class C Shares	45,296
Class S Shares	169
Transfer agent administrative fees and expenses:
Class D Shares	2,295
Class S Shares	169
Class T Shares	71,396
Transfer agent networking and omnibus fees:
Class A Shares	392
Class C Shares	461
Class I Shares	154,734
Other transfer agent fees and expenses:
Class A Shares	985
Class C Shares	544
Class D Shares	510
Class I Shares	4,233
Class N Shares	14
Class S Shares	18
Class T Shares	239
Shareholder reports expense	12,514
Registration fees	119,323
Custodian fees	4,880
Professional fees	23,628
Non-interested Trustees’ fees and expenses	759
Fund administration fees	20,966
Other expenses	42,878
Total Expenses	1,895,001
Less: Excess Expense Reimbursement	(19,067)
Net Expenses	1,875,934
Net Investment Income/(Loss)	1,976,316
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,597,876
Futures contracts	1,192,734
Swap contracts	172,212
Written options contracts	(940,848)
Total Net Realized Gain/(Loss) on Investments	2,021,974
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(8,038,808)
Futures contracts	10,970,288
Swap contracts	(19,429,836)
Written options contracts	4,385,869
Total Change in Unrealized Net Appreciation/Depreciation	(12,112,487)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,114,197)

(1)	Formerly named Janus Unconstrained Bond Fund.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Global
	Unconstrained Bond Fund(1)
For each period ended December 31 (unaudited) and June 30	2014	2014(2)

Operations:
Net investment income/(loss)	$1,976,316	$(3,266)
Net realized gain/(loss) on investments	2,021,974	(1,549)
Change in unrealized net appreciation/depreciation	(12,112,487)	9,002
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,114,197)	4,187
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(70,039)	–
Class C Shares	(5,909)	–
Class D Shares	(15,646)	–
Class I Shares	(1,824,801)	–
Class N Shares	(4,118)	–
Class S Shares	(304)	–
Class T Shares	(220,061)	–
Net Realized Gain from Investment Transactions*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class N Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(2,140,878)	–
Capital Share Transactions:
Shares Sold
Class A Shares	53,030,256	3,933,333
Class C Shares	36,490,103	271,601
Class D Shares	9,436,630	253,838
Class I Shares	1,207,326,580	3,933,333
Class N Shares	1,947,506	50,001
Class S Shares	241,478	50,001
Class T Shares	164,395,662	3,948,333
Reinvested Dividends and Distributions
Class A Shares	64,538	–
Class C Shares	4,942	–
Class D Shares	14,402	–
Class I Shares	1,749,519	–
Class N Shares	4,006	–
Class S Shares	263	–
Class T Shares	217,393	–
Shares Repurchased
Class A Shares	(6,089,373)	–
Class C Shares	(5,301,279)	–
Class D Shares	(751,651)	–
Class I Shares	(27,134,496)	–
Class N Shares	(7,102)	–
Class S Shares	–	–
Class T Shares	(11,533,158)	–

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 19

Statements of Changes in Net Assets  (continued)

	Janus Global
	Unconstrained Bond Fund(1)
For each period ended December 31 (unaudited) and June 30	2014	2014(2)

Net Increase/(Decrease) from Capital Share Transactions	1,424,106,219	12,440,440
Net Increase/(Decrease) in Net Assets	1,413,851,144	12,444,627
Net Assets:
Beginning of period	12,444,627	–
End of period	$1,426,295,771	$12,444,627

Undistributed Net Investment Income/(Loss)*	$(164,642)	$(80)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each period ended December 31 (unaudited) and June 30	2014	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	–(4)
Net gain/(loss) on investments (both realized and unrealized)	(0.19)	0.01
Total from Investment Operations	(0.16)	0.01
Less Distributions:
Dividends (from net investment income)*	(0.03)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.03)	–
Net Asset Value, End of Period	$9.82	$10.01
Total Return**	(1.60)%	0.10%
Net Assets, End of Period (in thousands)	$50,500	$3,934
Average Net Assets for the Period (in thousands)	$20,060	$3,934
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.25%	5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	(0.36)%
Portfolio Turnover Rate	41%	15%

Class C Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each period ended December 31 (unaudited) and June 30	2014	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	–(4)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.02
Total from Investment Operations	(0.20)	0.01
Less Distributions:
Dividends (from net investment income)*	–(4)	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.81	$10.01
Total Return**	(1.98)%	0.10%
Net Assets, End of Period (in thousands)	$31,233	$272
Average Net Assets for the Period (in thousands)	$8,903	$126
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.81%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.81%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	(0.97)%
Portfolio Turnover Rate	41%	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 21

Financial Highlights  (continued)

Class D Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each period ended December 31 (unaudited) and June 30	2014	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	–(4)
Net gain/(loss) on investments (both realized and unrealized)	(0.19)	0.01
Total from Investment Operations	(0.15)	0.01
Less Distributions:
Dividends (from net investment income)*	(0.04)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.04)	–
Net Asset Value, End of Period	$9.82	$10.01
Total Return**	(1.55)%	0.10%
Net Assets, End of Period (in thousands)	$8,885	$254
Average Net Assets for the Period (in thousands)	$3,688	$118
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.34%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.78%	(0.25)%
Portfolio Turnover Rate	41%	15%

Class I Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each period ended December 31 (unaudited) and June 30	2014	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.05	–(4)
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.01
Total from Investment Operations	(0.15)	0.01
Less Distributions:
Dividends (from net investment income)*	(0.04)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.04)	–
Net Asset Value, End of Period	$9.82	$10.01
Total Return**	(1.46)%	0.10%
Net Assets, End of Period (in thousands)	$1,177,559	$3,935
Average Net Assets for the Period (in thousands)	$320,169	$3,934
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	(0.11)%
Portfolio Turnover Rate	41%	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22 | DECEMBER 31, 2014

Class N Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each period ended December 31 (unaudited) and June 30	2014	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.05	–(4)
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.01
Total from Investment Operations	(0.15)	0.01
Less Distributions:
Dividends (from net investment income)*	(0.04)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.04)	–
Net Asset Value, End of Period	$9.82	$10.01
Total Return**	(1.47)%	0.10%
Net Assets, End of Period (in thousands)	$1,978	$50
Average Net Assets for the Period (in thousands)	$813	$50
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.85%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.94%	(0.11)%
Portfolio Turnover Rate	41%	15%

Class S Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each period ended December 31 (unaudited) and June 30	2014	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.02	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.19)	0.02
Total from Investment Operations	(0.17)	0.01
Less Distributions:
Dividends (from net investment income)*	(0.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.02)	–
Net Asset Value, End of Period	$9.82	$10.01
Total Return**	(1.74)%	0.10%
Net Assets, End of Period (in thousands)	$289	$50
Average Net Assets for the Period (in thousands)	$130	$50
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.74%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.41%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	(0.61)%
Portfolio Turnover Rate	41%	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 23

Financial Highlights  (continued)

Class T Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each period ended December 31 (unaudited) and June 30	2014	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	–(4)
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.01
Total from Investment Operations	(0.17)	0.01
Less Distributions:
Dividends (from net investment income)*	(0.03)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.03)	–
Net Asset Value, End of Period	$9.81	$10.01
Total Return**	(1.68)%	0.10%
Net Assets, End of Period (in thousands)	$155,851	$3,949
Average Net Assets for the Period (in thousands)	$54,688	$3,938
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.72%	(0.36)%
Portfolio Turnover Rate	41%	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Unconstrained Bond Fund (formerly named Janus Unconstrained Bond Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

26 | DECEMBER 31, 2014

Dividend Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of December 31, 2014, the Fund had restricted cash in the amount of $7,690,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2014 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will

28 | DECEMBER 31, 2014

generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investments and foreign currency transactions” on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward contracts during the period ended December 31, 2014.

Fund	Sold

Janus Global Unconstrained Bond Fund	$15,427,776

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e. treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

The following table provides average ending monthly market value amounts on purchased and sold futures contracts during the period ended December 31, 2014.

Fund	Purchased	Sold

Janus Global Unconstrained Bond Fund	$259,893,930	$35,796,895

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where

30 | DECEMBER 31, 2014

reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote call options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote put options on foreign exchanges rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

The following table provides average ending monthly market value amounts on written call and put options during the period ended December 31, 2014.

	Written Call	Written Put
Fund	Options	Options

Janus Global Unconstrained Bond Fund	$1,041,966	$943,368

Written option activity for the period ended December 31, 2014 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Unconstrained Bond Fund
Options outstanding at June 30, 2014	–	$–
Options written	140,643,499	9,720,615
Options closed	(1,500)	(3,051,594)
Options expired	(1,787)	(1,609,754)
Options exercised	–	–

Options outstanding at December 31, 2014	140,640,212	$5,059,267

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Unconstrained Bond Fund
Options outstanding at June 30, 2014	–	$–
Options written	172,180,002	12,156,596
Options closed	(1,648)	(2,332,496)
Options expired	(1,871)	(3,541,819)
Options exercised	(100)	(29,403)

Options outstanding at December 31, 2014	172,176,383	$6,252,878

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations recently enacted require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps. Swap contracts are reported as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Fund’s Statement of Operations (if applicable).

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

32 | DECEMBER 31, 2014

CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The following table provides average ending monthly market value amounts on credit default swaps which are long the reference asset during the period ended December 31, 2014.

Fund	Long

Janus Global Unconstrained Bond Fund	$1,024,318

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

The following table provides average ending monthly market value amounts on interest rate swaps which are long the reference asset during the period ended December 31, 2014.

Fund	Long

Janus Global Unconstrained Bond Fund	$(3,592,063)

The Fund’s maximum risk of loss for credit default swaps and interest rate swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Unconstrained Bond Fund
Credit Contracts	Outstanding swap contracts at value	$5,556,667	Outstanding swap contracts at value	$4,423,972
Currency Contracts	Variation margin receivable	20,412	Options written, at Value	1,098,245
Equity Contracts			Options written, at Value	1,282,703
Interest Rate Contracts			Options written, at Value	4,545,328
Interest Rate Contracts	Variation margin receivable	1,268,625	Variation margin payable	596,892

Total		$6,845,704		$11,947,140

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2014

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Written
Derivatives not accounted for	Investments and foreign			options
as hedging instruments	currency transactions	Futures contracts	Swap contracts	contracts	Total

Janus Global Unconstrained Bond Fund
Credit Contracts	$–	$–	$172,212	$–	$172,212
Currency Contracts	2,045,270	324,360	–	–	2,369,630
Equity Contracts	–	(802,506)	–	(346,746)	(1,149,252)
Interest Rate Contracts	–	1,670,880	–	(594,102)	1,076,778

Total	$2,045,270	$1,192,734	$172,212	$(940,848)	$2,469,368

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and			Written
Derivatives not accounted for	non-interested Trustees’			options
as hedging instruments	deferred compensation	Futures contracts	Swap contracts	contracts	Total

Janus Global Unconstrained Bond Fund
Credit Contracts	$–	$–	$(1,860,866)	$–	$(1,860,866)
Currency Contracts	–	(326,025)	–	245,862	(80,163)
Equity Contracts	–	–	–	1,102,353	1,102,353
Interest Rate Contracts	–	11,296,313	(17,568,970)	3,037,654	(3,235,003)

Total	$–	$10,970,288	$(19,429,836)	$4,385,869	$(4,073,679)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt

34 | DECEMBER 31, 2014

could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, the Fund, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Inflation-Linked Securities
The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-

Janus Investment Fund | 35

Notes to Financial Statements (unaudited) (continued)

indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net

36 | DECEMBER 31, 2014

payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Barclays Capital, Inc.	$1,825,594	$(1,160,157)	$–	$665,437
BNP Paribas	582,151	(582,151)	–	–
Citigroup Global Markets	1,266,463	(1,266,463)	–	–
Goldman Sachs International	1,146,318	(235,456)	–	910,862
JPMorgan Chase & Co.	736,141	(736,141)	–	–

Total	$5,556,667	$(3,980,368)	$–	$1,576,299

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Barclays Capital, Inc.	$1,160,157	$(1,160,157)	$–	$–
BNP Paribas	1,610,527	(582,151)	(1,028,376)	–
Citigroup Global Markets	1,417,832	(1,266,463)	(151,369)	–
Goldman Sachs International	235,456	(235,456)	–	–
JPMorgan Chase & Co.	1,098,245	(736,141)	–	362,104

Total	$5,522,217	$(3,980,368)	$(1,179,745)	$362,104

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following

Janus Investment Fund | 37

Notes to Financial Statements (unaudited) (continued)

table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Fund	of the Fund		Advisory Fee (%)

Janus Global Unconstrained	First $	1 Billion	0.65
Bond Fund	Next $	2 Billion	0.62
	Over $	3 Billion	0.60

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Global Unconstrained Bond Fund	0.82

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2014, Janus Capital reimbursed the Fund $19,067 of fees and expenses that are eligible for recoupment. As of December 31, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $73,224. The recoupment of such reimbursements expires May 27, 2017.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation

38 | DECEMBER 31, 2014

(“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus

Janus Investment Fund | 39

Notes to Financial Statements (unaudited) (continued)

Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Unconstrained Bond Fund	$57,057

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Unconstrained Bond Fund	$933

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Global Unconstrained Bond Fund - Class A Shares	38%	1%
Janus Global Unconstrained Bond Fund - Class C Shares	0	0
Janus Global Unconstrained Bond Fund - Class D Shares	1	0
Janus Global Unconstrained Bond Fund - Class I Shares	2	1
Janus Global Unconstrained Bond Fund - Class N Shares	3	0
Janus Global Unconstrained Bond Fund - Class S Shares	17	0
Janus Global Unconstrained Bond Fund - Class T Shares	13	1

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets. See the Fund’s Statement of Additional Information for more information regarding ownership of Fund shares, which includes ownership by the Fund’s portfolio manager.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

40 | DECEMBER 31, 2014

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Unconstrained Bond Fund	$1,386,270,855	$1,375,263	$(9,668,324)	$(8,293,061)

6.	Capital Share Transactions

	Janus
	Global Unconstrained
	Bond Fund
For each period ended December 31 (unaudited) and June 30	2014	2014(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	5,358,724	393,333
Reinvested dividends and distributions	6,539	–
Shares repurchased	(615,928)	–
Net Increase/(Decrease) in Fund Shares	4,749,335	393,333
Shares Outstanding, Beginning of Period	393,333	–
Shares Outstanding, End of Period	5,142,668	393,333
Transactions in Fund Shares – Class C Shares:
Shares sold	3,695,992	27,160
Reinvested dividends and distributions	504	–
Shares repurchased	(539,869)	–
Net Increase/(Decrease) in Fund Shares	3,156,627	27,160
Shares Outstanding, Beginning of Period	27,160	–
Shares Outstanding, End of Period	3,183,787	27,160
Transactions in Fund Shares – Class D Shares:
Shares sold	953,878	25,379
Reinvested dividends and distributions	1,459	–
Shares repurchased	(76,064)	–
Net Increase/(Decrease) in Fund Shares	879,273	25,379
Shares Outstanding, Beginning of Period	25,379	–
Shares Outstanding, End of Period	904,652	25,379
Transactions in Fund Shares – Class I Shares:
Shares sold	122,105,693	393,333
Reinvested dividends and distributions	177,408	–
Shares repurchased	(2,762,887)	–
Net Increase/(Decrease) in Fund Shares	119,520,214	393,333
Shares Outstanding, Beginning of Period	393,333	–
Shares Outstanding, End of Period	119,913,547	393,333
Transactions in Fund Shares – Class N Shares:
Shares sold	196,757	5,000
Reinvested dividends and distributions	406	–
Shares repurchased	(719)	–
Net Increase/(Decrease) in Fund Shares	196,444	5,000
Shares Outstanding, Beginning of Period	5,000	–
Shares Outstanding, End of Period	201,444	5,000

Janus Investment Fund | 41

Notes to Financial Statements (unaudited) (continued)

	Janus
	Global Unconstrained
	Bond Fund
For each period ended December 31 (unaudited) and June 30	2014	2014(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	24,395	5,000
Reinvested dividends and distributions	27	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	24,422	5,000
Shares Outstanding, Beginning of Period	5,000	–
Shares Outstanding, End of Period	29,422	5,000
Transactions in Fund Shares – Class T Shares:
Shares sold	16,638,465	394,833
Reinvested dividends and distributions	22,054	–
Shares repurchased	(1,171,346)	–
Net Increase/(Decrease) in Fund Shares	15,489,173	394,833
Shares Outstanding, Beginning of Period	394,833	–
Shares Outstanding, End of Period	15,884,006	394,833

(1)	Period from May 27, 2014 (inception date) through June 30, 2014.

7.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Unconstrained Bond Fund	$1,389,853,656	$134,941,814	$18,794,530	$20,420,748

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Multi-Sector Income Fund and Janus Unconstrained Bond Fund (renamed Janus Global Unconstrained Bond Fund effective October 6, 2014) (each a “New Fund” and collectively, the “New Funds”), met on November 7, 2013 to consider the proposed investment advisory agreement for each New Fund. In the course of their consideration of each of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for each New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for each New Fund for an initial term through February 2016, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategies of each New Fund and the similar type services currently provided by Janus Capital to other funds in the complex. In addition, the Trustees reviewed the resources and key personnel of Janus Capital that will be providing investment and risk management services to each New Fund. The Trustees also considered other services provided to the New Funds by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees noted the use of Quantum, a system built by Janus Capital, to analyze portfolio risk. The Trustees considered Janus Capital’s role as administrator to each New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to each New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of each New Fund’s proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Funds effectively.

Costs of Services Provided
The Trustees noted the information regarding the proposed fees and expenses of each New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital to non-mutual fund clients, including those for which Janus Capital provides only portfolio management services. The Trustees noted servicing that is provided by Janus Capital

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

for each New Fund relative to those other clients, including regulatory compliance and administration services, and that, in serving the New Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the proposed advisory fee payable by each New Fund was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement for each New Fund agreed to by Janus Capital. The Trustees noted the differences in investment style between each New Fund that resulted in differences in fee rates, taking into consideration the peer group selection and the fees charged by those peers.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of each New Fund increase. The Trustees noted that the proposed annual advisory fee rates, which included potential breakpoints as assets increased, provided the opportunity for shareholders to share the benefits of any economies of scale that may be present. The Trustees also noted that each New Fund is part of the overall Janus funds complex, which means, among other things, that the New Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Funds. They recognized that two affiliates of Janus Capital separately serve the New Funds as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements, and the fees to be paid by each New Fund under those agreements, each New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. The Trustees considered potential benefits to Janus Capital and its affiliates from Janus Capital’s participation in creditor committees formed to address issues related to investments by each New Fund. They concluded that the success of the New Funds could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Funds.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for each New Fund.

44 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

46 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 47

Notes

48 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81522	125-24-93024 02-15

semiannual report
December 31, 2014

Janus Government Money Market Fund

Janus Investment Fund

            Janus Government Money Market Fund

Janus Government Money Market Fund (unaudited)

Eric Thorderson portfolio manager
Janus Government Money Market Fund

Average Annual Total Return
For the periods ended December 31, 2014
Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.01%
10 Year	1.36%
Since Inception (February 14, 1995)	2.53%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.01%
10 Year	1.36%
Since Inception (February 14, 1995)	2.53%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.00%(2)
Without Reimbursement	-0.47%
Class T Shares
With Reimbursement	0.00%(2)
Without Reimbursement	-0.49%
Expense Ratios
Per the October 28, 2014 prospectuses
Class D Shares(1)
Total Annual Fund Operating Expenses	0.68%
Class T Shares
Total Annual Fund Operating Expenses	0.70%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1)	Closed to new investors.
(2)	Less than 0.005%.

Janus Investment Fund | 1

Janus Government Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class D Shares	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.60	$0.61	0.12%

Class T Shares	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.60	$0.61	0.12%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2 | DECEMBER 31, 2014

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Principal Amount		Value

Repurchase Agreements – 21.9%
$35,700,000	Undivided interest of 24% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,000,667) with RBC Capital Markets Corp., 0.0800%, dated 12/31/14, maturing 1/2/15 to be repurchased at $35,700,159 collateralized by $146,120,878 in U.S. Government Agencies, 2.0000% – 4.5000%, 6/1/28 – 1/1/45, with a value of $153,000,001 (cost $35,700,000)	$35,700,000

U.S. Government Agency Notes – 29.1%
	Fannie Mae Discount Notes:
3,000,000	0.1066%, 3/2/15	2,999,476
1,500,000	0.1015%, 3/16/15	1,499,691
1,000,000	0.1502%, 6/1/15	999,375
	Federal Farm Credit Discount Notes:
3,000,000	0.1101%, 3/27/15	2,999,230
2,000,000	0.0901%, 6/3/15	1,999,240
2,000,000	0.0901%, 6/8/15	1,999,215
	Federal Home Loan Bank Discount Notes:
1,200,000	0.1051%, 3/6/15	1,199,779
1,100,000	0.1201%, 4/9/15	1,099,644
2,000,000	0.1201%, 4/20/15	1,999,280
3,000,000	0.0851%, 4/24/15	2,999,207
1,300,000	0.0801%, 5/19/15	1,299,604
2,000,000	0.1251%, 7/31/15	1,998,541
	FHLMC Multifamily VRD Certificates Taxable:
6,136,925	0.2400%, 1/15/42	6,136,925
	Freddie Mac Discount Notes:
3,000,000	0.0862%, 1/21/15	2,999,863
3,000,000	0.0903%, 2/10/15	2,999,707
2,000,000	0.1015%, 2/11/15	1,999,775
2,600,000	0.1001%, 2/13/15	2,599,697
2,500,000	0.1116%, 3/3/15	2,499,535
1,200,000	0.1218%, 5/27/15	1,199,412
3,000,000	0.1421%, 6/9/15	2,998,131
800,000	0.1523%, 6/16/15	799,442

Total U.S. Government Agency Notes (amortized cost $47,324,769)		47,324,769

Variable Rate Demand Agency Notes – 48.7%
880,000	AE REALTY LLC 0.1500%, 10/1/23	880,000
1,075,000	Clearwater Solutions LLC 0.1700%, 9/1/21	1,075,000
9,000,000	Cypress Bend Real Estate Development Co. LLC 0.1500%, 4/1/33	9,000,000
2,490,000	Florida Food Products, Inc. 0.1500%, 12/1/22	2,490,000
5,760,000	Florida HomeLoan Corp. 0.0700%, 7/15/36	5,760,000
3,000,000	Greer Family LLC 0.1500%, 8/1/31	3,000,000
2,065,000	Housing Development Corp., New York 0.0500%, 6/15/37	2,065,000
400,000	Illinois Housing Development Authority 0.1600%, 5/1/37	400,000
2,500,000	Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas 0.1500%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.2100%, 6/1/47	3,745,000
3,200,000	Lake Nona Trust 0.1500%, 10/1/44	3,200,000
135,000	Lakeshore Professional Properties LLC 0.2600%, 7/1/45	135,000
700,000	Maryland Community Development Administration 0.0500%, 2/1/41	700,000
9,935,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1695%, 11/1/35	9,935,000
1,945,000	Mississippi Business Finance Corp. 0.1500%, 9/1/21	1,945,000
3,835,000	Mississippi Business Finance Corp. 0.1500%, 1/1/34	3,835,000
4,500,000	Mississippi Business Finance Corp. 0.1500%, 8/1/34	4,500,000
3,470,000	Mississippi Business Finance Corp. 0.1601%, 12/1/35	3,470,000
3,735,000	Mississippi Business Finance Corp. – Series A 0.1600%, 3/1/29	3,735,000
3,230,000	Mississippi Business Finance Corp. – Series B 0.1600%, 3/1/29	3,230,000
4,310,000	Phenix City Downtown Redevelopment Authority 0.1500%, 2/1/33	4,310,000
500,000	Sacramento Housing & Redevelopment Agency 0.1600%, 1/15/36	500,000
1,625,000	Shepherd Capital LLC 0.2600%, 10/1/53	1,625,000
4,500,000	Thomas H Turner Family Irrevocable Trust 0.1500%, 6/1/20	4,500,000
1,950,000	Tyler Enterprises LLC 0.1500%, 10/1/22	1,950,000
760,000	VOC-RE I LLC 0.1500%, 2/1/43	760,000

Total Variable Rate Demand Agency Notes (amortized cost $79,245,000)		79,245,000

Total Investments (total cost $162,269,769) – 99.7%		162,269,769

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		524,705

Net Assets – 100%		$162,794,474

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 3

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Government Money Market Fund
Assets
Investments in Securities:
Repurchase Agreements	$–	$35,700,000	$–

U.S. Government Agency Notes	–	47,324,769	–

Variable Rate Demand Agency Notes	–	79,245,000	–

Total Assets	$–	$162,269,769	$–

4 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus Government
As of December 31, 2014 (unaudited)	Money Market Fund

Assets:
Investments at cost(1)	$162,269,769
Investments at value	$126,569,769
Repurchase agreements at value	35,700,000
Cash	69,774
Non-interested Trustees’ deferred compensation	3,328
Receivables:
Fund shares sold	602,465
Interest	10,705
Total Assets	162,956,041
Liabilities:
Payables:
Fund shares repurchased	126,177
Advisory fees	12,910
Administrative services fees	100
Non-interested Trustees’ fees and expenses	974
Non-interested Trustees’ deferred compensation fees	3,328
Accrued expenses and other payables	18,078
Total Liabilities	161,567
Net Assets	$162,794,474
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$162,808,522
Undistributed net investment income/(loss)*	(14,834)
Undistributed net realized gain/(loss) from investments*	148
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	638
Total Net Assets	$162,794,474
Net Assets - Class D Shares	$159,230,238
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	159,245,103
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$3,564,236
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,564,635
Net Asset Value Per Share	$1.00

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $35,700,000.
See Notes to Financial Statements.

Janus Investment Fund | 5

Statement of Operations

Janus Government
For the period ended December 31, 2014 (unaudited)	Money Market Fund

Investment Income:
Interest	$99,628
Total Investment Income	99,628
Expenses:
Advisory fees	157,592
Administration services fees:
Class D Shares	374,189
Class T Shares	9,245
Professional fees	23,574
Non-interested Trustees’ fees and expenses	1,403
Total Expenses	566,003
Less: Excess Expense Reimbursement	(466,404)
Net Expenses	99,599
Net Investment Income/(Loss)	29
Net Increase/(Decrease) in Net Assets Resulting from Operations	$29

See Notes to Financial Statements.

6 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Government
	Money Market Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$29	$4,118
Net realized gain/(loss) on investments	–	–
Change in unrealized net appreciation/depreciation of non-interested Trustees’ deferred compensation	–	419
Net Increase/(Decrease) in Net Assets Resulting from Operations	29	4,537
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(37)	(4,461)
Class T Shares	(1)	(174)
Net Realized Gain from Investment Transactions*
Class D Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(38)	(4,635)
Capital Share Transactions:
Shares Sold
Class D Shares	31,892,666	67,415,597
Class T Shares	1,727,676	4,359,035
Reinvested Dividends and Distributions
Class D Shares	8	3,218
Class T Shares	1	169
Shares Repurchased
Class D Shares	(37,907,874)	(77,352,703)
Class T Shares	(1,569,856)	(7,521,431)
Net Increase/(Decrease) from Capital Share Transactions	(5,857,379)	(13,096,115)
Net Increase/(Decrease) in Net Assets	(5,857,388)	(13,096,213)
Net Assets:
Beginning of period	168,651,862	181,748,075
End of period	$162,794,474	$168,651,862

Undistributed Net Investment Income/(Loss)*	$(14,834)	$(14,825)

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund | 7

Financial Highlights

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or period	Janus Government Money Market Fund
ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(2)(3)	–(2)(3)	–(2)	–(2)	–(2)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	–	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–	–(2)	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.01%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$159,230	$165,245	$175,179	$182,311	$189,249	$211,746
Average Net Assets for the Period (in thousands)	$161,365	$169,002	$178,560	$190,180	$199,694	$209,798
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.69%	0.69%	0.71%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.12%	0.12%	0.18%	0.18%	0.23%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.00%	(0.03)%

Class T Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the year	Janus Government Money Market Fund
ended October 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(2)(3)	–(2)(3)	–(2)	–(2)	–(2)	0.01(5)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	–	–(2)	–(2)	–(2)	–(2)	(0.01)(5)	–(2)
Total from Investment Operations	–	–	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–	–(2)	–	–	–
Total Distributions	–	–	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.01%	0.00%	0.00%	0.02%	0.08%
Net Assets, End of Period (in thousands)	$3,564	$3,406	$6,569	$5,319	$5,731	$4,446	$228,531
Average Net Assets for the Period (in thousands)	$3,821	$6,393	$5,526	$5,267	$4,596	$100,419	$273,901
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.70%	0.73%	0.71%	0.74%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.12%	0.12%	0.18%	0.18%	0.22%	0.24%	0.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.10%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Less than $0.005 on a per share basis.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income/(loss) and net gain/(loss) on investments.

See Notes to Financial Statements.

8 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and

Janus Investment Fund | 9

Notes to Financial Statements (unaudited) (continued)

expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in

10 | DECEMBER 31, 2014

the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and

Janus Investment Fund | 11

Notes to Financial Statements (unaudited) (continued)

a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

RBC Capital Markets Corp.	$35,700,000	$–	$(35,700,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Regulatory Risk
In July 2014, the SEC adopted additional rules applicable to money market funds which are intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors. Funds which do not meet the definitions of a retail money market fund or government money market fund will be required to have a floating NAV. The rules also contemplate the implementation of liquidity fees and redemption gates for non-government money market funds in times of market stress. The SEC also adopted additional diversification, stress-testing, and disclosure measures. Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform. There can be no assurance that there will not be future FSOC action relating to money market funds. The ultimate impact of money market reform is uncertain, but changes may affect the Fund’s operations and/or the trading and value of money market instruments, which in turn could negatively affect the Fund’s yield and return potential.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Government Money Market Fund	All Asset Levels	0.20

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may

12 | DECEMBER 31, 2014

also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class T Shares for providing or procuring administrative services to investors in Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the

Janus Investment Fund | 13

Notes to Financial Statements (unaudited) (continued)

case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

5.	Capital Share Transactions

For the period ended December 31	Janus Government Money Market Fund
(unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	31,892,621	67,415,576
Reinvested dividends and distributions	8	3,218
Shares repurchased	(37,907,874)	(77,352,703)
Net Increase/(Decrease) in Fund Shares	(6,015,245)	(9,933,909)
Shares Outstanding, Beginning of Period	165,260,348	175,194,257
Shares Outstanding, End of Period	159,245,103	165,260,348
Transactions in Fund Shares – Class T Shares:
Shares sold	1,727,675	4,359,015
Reinvested dividends and distributions	1	169
Shares repurchased	(1,569,856)	(7,521,431)
Net Increase/(Decrease) in Fund Shares	157,820	(3,162,247)
Shares Outstanding, Beginning of Period	3,406,815	6,569,062
Shares Outstanding, End of Period	3,564,635	3,406,815

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

14 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 15

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

16 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 17

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

18 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 19

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

20 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 21

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

22 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 23

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

24 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 25

Useful Information About Your Fund Report (unaudited)

1.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

2.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

3.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

4.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

26 | DECEMBER 31, 2014

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

5.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 27

Notes

28 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 29

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81310	125-24-93025 02-15

semiannual report
December 31, 2014

Janus High-Yield Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus High-Yield Fund

Janus High-Yield Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process focused on free cash flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive research process and moderate beta approach, we seek to preserve capital and deliver a less volatile client experience over full market cycles.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, Janus High-Yield Fund’s Class T Shares returned -4.58%, compared with -2.85% for its benchmark, the Barclays U.S. Corporate High-Yield Index.

INVESTMENT ENVIRONMENT

During the second half of 2014, credit spreads widened in the high-yield market. Concerns about global growth and increased market volatility prompted a rotation out of fixed income risk assets at various points during the period. Moreover, due to the prevalence of energy sector-related issuance in the high-yield market, the market suffered widespread selling when a global oversupply of crude oil sent crude oil prices into a tailspin. The front month price of the light, sweet crude contract on the New York Mercantile Exchange fell 42% in the fourth quarter alone. U.S. high-yield spreads widened from 3.37 at the period’s start and ended at 4.83.

On the plus side, the U.S. economy gathered momentum. While Japan entered recession and growth in the Eurozone stalled, the promise of more aggressive monetary stimulus measures there created optimism and were deemed beneficial for risk assets. The U.S. high-yield market began to stabilize at the very end of the period.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index, during the period. Underperformance was driven largely by our security selection within corporate credit.

We remain committed to a bottom up, fundamental approach because it enables us to identify high-yield corporate bonds of companies that are focused on strengthening their capital structures. This approach will offer the best risk-adjusted returns in the high-yield space over the long term, in our view.

However, we believe that individual company fundamentals were eclipsed by the sharp decline in oil prices in the period. Although we believe our energy exposure included companies that generate solid cash flows and are strengthening their balance sheets, energy-related sectors, in which we were overweight, suffered indiscriminate selling. We would add that a significant portion of crude oil’s decline occurred during the fourth quarter holiday season. That is a low volume period in the high-yield market, and we believe the lower trading volume exacerbated price declines.

Independent energy was the largest credit sector detractor on a relative basis.

Nuverra, which provides environmental services to the energy industry, was one of our top individual credit detractors. We are mindful that the decline in oil prices could curb Nuverra’s growth prospects. While we believe that Nuverra’s capital expenditure needs are low and a meaningful portion of their business is tied to recurring revenues, we are revisiting our position to better account for the company’s downside risk.

Samson Resources, an oil and natural gas producer, was also one of the largest individual credit detractors. There were investor concerns about the firm’s potential liquidity challenges and rising leverage amid weakening margins and cash flow. We have since exited the Fund’s position in the credit.

The gaming sector and the metals and mining sector were relative contributors to returns. Within metals and mining, we were not exposed to credits present in the benchmark that declined sharply, reflecting our belief that what you don’t own can be just as important to returns as what you do.

Spread carry, or the excess income generated over similar securities in the benchmark, helped relative performance due to our exposure to the higher yielding segment of the below investment-grade market. Lastly, our small out-of-index exposure to convertible securities was also a relative contributor.

Janus Investment Fund | 1

Janus High-Yield Fund (unaudited)

OUTLOOK

The Federal Reserve has signaled that it may be withdrawing accommodative policy at a measured pace, with risk to acceleration, in 2015. We continue to take this into account when positioning the high-yield strategy given the increased market volatility that U.S. monetary policy could create.

Given our focus on risk-adjusted returns, we believe investors will be well served in this environment by a high-yield strategy with higher rated credits, good liquidity and solid fundamental profiles. We have begun to take the ratings composition of the portfolio higher while cutting what we believe to be riskier credit.

Market liquidity in high-yield continues to be challenging. Upgrading credit in the strategy could decrease the risk of lower liquidity, in our view. At the same time, considering the relative strength of the U.S. economy versus its trading partners, we also may have a moderately higher cash weighting ahead of a potential rotation from fixed income into higher risk stocks. Meanwhile, we have reduced our energy sector exposure as we believe oil prices will remain lower for longer. Depending on market conditions, we could reduce our energy sector allocation further.

Most of our energy credits have hedges in place for 2015 that are intended to cushion the downward pressure on earnings due to lower crude oil prices; however, negative sentiment could continue to push energy credit spreads wider. We do not yet believe it is time to start rebuilding a position in high-yield energy credits. However, there could be increasing speculation about consolidation in the sector that will idiosyncratically push prices on bonds higher.

An overall solid U.S. economic foundation is supportive for the high-yield market in 2015, with the outlook for consumer spending promising. Our focus on risk-adjusted returns leads us to favor credits in cyclical consumer sectors, like gaming and restaurants, as well as some non-cyclical sectors like health care, as they may better weather market volatility in 2015, in our view.

On behalf of every member of our investment team, thank you for your investment in Janus High-Yield Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

2 | DECEMBER 31, 2014

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
December 31, 2014

Weighted Average Maturity	6.1 Years
Average Effective Duration*	3.8 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	6.61%
With Reimbursement	6.61%
Class A Shares at MOP
Without Reimbursement	6.29%
With Reimbursement	6.29%
Class C Shares***
Without Reimbursement	5.91%
With Reimbursement	5.91%
Class D Shares
Without Reimbursement	6.86%
With Reimbursement	6.86%
Class I Shares
Without Reimbursement	6.97%
With Reimbursement	6.97%
Class N Shares
Without Reimbursement	7.02%
With Reimbursement	7.02%
Class R Shares
Without Reimbursement	6.24%
With Reimbursement	6.24%
Class S Shares
Without Reimbursement	6.51%
With Reimbursement	6.51%
Class T Shares
Without Reimbursement	6.78%
With Reimbursement	6.78%
Number of Bonds/Notes	185

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
December 31, 2014

BB	27.6%
B	45.7%
CCC	18.1%
Not Rated	3.3%
Other	5.3%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Janus Investment Fund | 3

Janus High-Yield Fund (unaudited)

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2014

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Emerging markets comprised 5.4% of total net assets.

4 | DECEMBER 31, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014						Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	–4.64%	0.56%	7.97%	6.74%	7.68%	1.01%

MOP	–9.17%	–4.24%	6.94%	6.22%	7.41%

Janus High-Yield Fund – Class C Shares

NAV	–4.98%	–0.15%	7.17%	5.98%	6.92%	1.73%

CDSC	–5.88%	–1.08%	7.17%	5.98%	6.92%

Janus High-Yield Fund – Class D Shares(1)	–4.53%	0.78%	8.18%	6.90%	7.77%	0.77%

Janus High-Yield Fund – Class I Shares	–4.60%	0.74%	8.24%	6.85%	7.75%	0.72%

Janus High-Yield Fund – Class N Shares	–4.46%	0.94%	8.08%	6.85%	7.75%	0.62%

Janus High-Yield Fund – Class R Shares	–4.82%	0.18%	7.57%	6.29%	7.21%	1.37%

Janus High-Yield Fund – Class S Shares	–4.68%	0.45%	7.83%	6.56%	7.47%	1.12%

Janus High-Yield Fund – Class T Shares	–4.58%	0.69%	8.08%	6.85%	7.75%	0.87%

Barclays U.S. Corporate High-Yield Bond Index	–2.85%	2.45%	9.03%	7.74%	7.37%

Morningstar Quartile – Class T Shares	–	3rd	2nd	2nd	1st

Morningstar Ranking – based on total returns for High Yield Bond Funds	–	506/767	261/589	153/511	6/242

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus High-Yield Fund (unaudited)

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

6 | DECEMBER 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$953.60	$4.92	$1,000.00	$1,020.16	$5.09	1.00%

Class C Shares	$1,000.00	$950.20	$8.41	$1,000.00	$1,016.59	$8.69	1.71%

Class D Shares	$1,000.00	$954.70	$3.84	$1,000.00	$1,021.27	$3.97	0.78%

Class I Shares	$1,000.00	$954.00	$3.50	$1,000.00	$1,021.63	$3.62	0.71%

Class N Shares	$1,000.00	$955.40	$3.06	$1,000.00	$1,022.08	$3.16	0.62%

Class R Shares	$1,000.00	$951.80	$6.84	$1,000.00	$1,018.20	$7.07	1.39%

Class S Shares	$1,000.00	$953.20	$5.56	$1,000.00	$1,019.51	$5.75	1.13%

Class T Shares	$1,000.00	$954.20	$4.33	$1,000.00	$1,020.77	$4.48	0.88%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.2%
$7,056,905	Credit Suisse Commercial Mortgage Trust Series 2007-C5 5.8700%, 9/15/40	$7,219,277
11,296,679	Fannie Mae Connecticut Avenue Securities 5.0553%, 11/25/24‡	11,472,828
7,596,310	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ MZ 6.1608%, 4/15/18 (144A),‡	7,598,589

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $26,051,399)		26,290,694

Bank Loans and Mezzanine Loans – 6.1%
Basic Industry – 1.2%
15,457,225	Albaugh, Inc. 6.0000%, 5/31/21(a),‡	15,070,794
12,110,000	Oxbow Carbon & Minerals LLC 8.0000%, 1/17/20‡	10,616,474

		25,687,268
Capital Goods – 0.2%
4,994,791	Maxim Crane Works LP 10.2500%, 11/26/18‡	5,019,765
Commercial Mortgage-Backed Securities – 0.4%
9,499,455	JW Marriott 8.1610%, 6/4/15 (144A),‡	9,570,701
Consumer Cyclical – 1.4%
2,012,885	Caesars Growth Properties Holdings LLC 6.2500%, 5/8/21‡	1,833,154
6,082,000	Cosmopolitan of Las Vegas 0%, 12/19/16(a),‡	6,082,000
22,032,000	Delta 2 Lux Sarl 7.7500%, 7/29/22(a),‡	21,371,040
1,722,386	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	1,705,163
2,638	Orleans Homebuilders, Inc. 10.7500%, 2/14/16‡	2,612

		30,993,969
Consumer Non-Cyclical – 0.9%
8,527,000	Air Medical Group Holdings, Inc. 7.6250%, 5/31/18‡	8,399,095
1,344,000	Del Monte Foods, Inc. 8.2500%, 8/18/21‡	1,140,720
5,639,040	Norcraft Cos. LP 5.2500%, 12/13/20‡	5,596,747
4,203,000	Surgery Center Holdings, Inc. 8.5000%, 11/3/21‡	4,045,387

		19,181,949
Energy – 0.9%
3,584,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	3,201,695
24,339,000	Templar Energy LLC 8.5000%, 11/25/20‡	17,426,724

		20,628,419
Real Estate Investment Trusts (REITs) – 0.3%
7,312,000	DTZ U.S. Borrower LLC 9.2500%, 11/4/22‡	7,184,040
Transportation – 0.8%
3,483,495	OSG Bulk Ships, Inc. 5.2500%, 8/5/19‡	3,387,699
4,889,714	OSG International, Inc. 5.7500%, 8/5/19‡	4,743,023
10,154,430	Syncreon Group BV 5.2500%, 10/28/20‡	9,849,797

		17,980,519

Total Bank Loans and Mezzanine Loans (cost $145,763,854)		136,246,630

Common Stocks – 0.6%
Communications Equipment – 0.6%
571,362	CommScope Holding Co., Inc.* (cost $8,590,656)	13,044,194

Corporate Bonds – 85.7%
Banking – 1.1%
$24,742,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	25,167,340
Basic Industry – 0.9%
6,709,000	Rayonier AM Products, Inc. 5.5000%, 6/1/24 (144A)	5,509,766
14,154,000	Resolute Forest Products, Inc. 5.8750%, 5/15/23	13,446,300

		18,956,066
Brokerage – 0.2%
4,814,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.3750%, 4/1/20 (144A)	4,477,020
Capital Goods – 7.3%
44,361,000	ADS Tactical, Inc. 11.0000%, 4/1/18 (144A),§	43,030,170
18,801,000	Ahern Rentals, Inc. 9.5000%, 6/15/18 (144A)	19,459,035
8,918,000	American Builders & Contractors Supply Co., Inc. 5.6250%, 4/15/21 (144A)	8,962,590
5,213,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.2500%, 1/31/19 (144A)	5,095,708
11,942,000	Greif, Inc. 7.7500%, 8/1/19	13,494,460
19,511,000	Hunt Cos., Inc. 9.6250%, 3/1/21 (144A)	19,901,220
27,062,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	16,237,200
15,235,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.0000%, 4/15/19	15,768,225
2,583,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.8750%, 8/15/19	2,721,836
10,766,000	Summit Materials LLC / Summit Materials Finance Corp. 10.5000%, 1/31/20	11,950,260
5,453,000	United Rentals North America, Inc. 8.3750%, 9/15/20	5,848,342

		162,469,046

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Communications – 14.7%
$23,074,000	Altice SA 7.7500%, 5/15/22 (144A)	$23,117,264
15,094,000	Block Communications, Inc. 7.2500%, 2/1/20 (144A)	15,395,880
7,154,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.2500%, 3/15/21	7,207,655
19,909,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.7500%, 1/15/24	20,108,090
17,411,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19	18,934,462
17,971,000	DISH DBS Corp. 5.8750%, 11/15/24 (144A)	18,060,855
4,123,000	DreamWorks Animation SKG, Inc. 6.8750%, 8/15/20 (144A)	4,226,075
18,610,000	Entercom Radio LLC 10.5000%, 12/1/19	20,191,850
12,859,000	Frontier Communications Corp. 6.2500%, 9/15/21	12,923,295
4,452,000	Frontier Communications Corp. 6.8750%, 1/15/25	4,452,000
5,145,000	Gannett Co., Inc. 5.5000%, 9/15/24 (144A)	5,157,863
6,895,000	Harron Communications LP/Harron Finance Corp. 9.1250%, 4/1/20 (144A)	7,515,550
12,543,000	iHeartCommunications, Inc. 9.0000%, 9/15/22 (144A)	12,292,140
12,755,000	Intelsat Luxembourg SA 7.7500%, 6/1/21	12,786,888
14,762,000	Level 3 Communications, Inc. 5.7500%, 12/1/22 (144A)	14,854,262
12,548,000	Level 3 Escrow II, Inc. 5.3750%, 8/15/22 (144A)	12,610,740
8,815,000	National CineMedia LLC 7.8750%, 7/15/21	9,277,788
30,253,000	Numericable-SFR 6.0000%, 5/15/22 (144A)	30,419,391
2,942,000	Sprint Capital Corp. 6.9000%, 5/1/19	3,000,840
14,004,000	Sprint Communications, Inc. 7.0000%, 8/15/20	14,004,000
11,810,000	T-Mobile USA, Inc. 6.2500%, 4/1/21	12,087,535
20,433,000	T-Mobile USA, Inc. 6.0000%, 3/1/23	20,484,082
11,590,000	T-Mobile USA, Inc. 6.3750%, 3/1/25	11,775,440
13,953,000	Townsquare Radio LLC / Townsquare Radio, Inc. 9.0000%, 4/1/19 (144A)	14,859,945

		325,743,890
Consumer Cyclical – 18.3%
8,372,000	AV Homes, Inc. 8.5000%, 7/1/19 (144A)	8,078,980
17,661,000	Caesars Entertainment Resort Properties LLC 8.0000%, 10/1/20 (144A)	17,307,780
14,880,000	Caesars Entertainment Resort Properties LLC 11.0000%, 10/1/21 (144A)	13,540,800
14,832,000	Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.3750%, 5/1/22 (144A)	13,052,160
5,757,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	6,044,850
14,063,000	Century Communities, Inc. 6.8750%, 5/15/22 (144A)	14,063,000
7,721,000	Chrysler Group LLC / CG Co-Issuer, Inc. 8.0000%, 6/15/19	8,116,701
5,190,000	Chrysler Group LLC / CG Co-Issuer, Inc. 8.2500%, 6/15/21	5,747,925
8,393,000	Dana Holding Corp. 5.3750%, 9/15/21	8,644,790
4,265,000	Greektown Holdings LLC/Greektown Mothership Corp. 8.8750%, 3/15/19 (144A)	4,254,338
13,446,000	IHS, Inc. 5.0000%, 11/1/22 (144A)	13,311,540
1,063,000	Landry’s Holdings II, Inc. 10.2500%, 1/1/18 (144A)	1,094,890
31,571,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	33,465,260
5,616,000	Meritage Homes Corp. 7.1500%, 4/15/20	6,037,200
10,177,000	Meritage Homes Corp. 7.0000%, 4/1/22	10,787,620
11,760,000	MGM Resorts International 6.7500%, 10/1/20	12,348,000
14,643,000	MGM Resorts International 6.6250%, 12/15/21	15,375,150
7,394,000	MGM Resorts International 7.7500%, 3/15/22	8,188,855
20,878,000	Mohegan Tribal Gaming Authority 9.7500%, 9/1/21	21,295,560
18,704,000	MPG HoldCo I, Inc. 7.3750%, 10/15/22 (144A)	19,265,120
7,613,000	Navistar International Corp. 8.2500%, 11/1/21	7,508,321
17,125,000	Peninsula Gaming LLC / Peninsula Gaming Corp. 8.3750%, 2/15/18 (144A)	17,810,000
23,944,000	PF Chang’s China Bistro, Inc. 10.2500%, 6/30/20 (144A)	23,884,140
11,819,000	Pinnacle Entertainment, Inc. 7.5000%, 4/15/21	12,321,189
14,222,000	Playa Resorts Holding BV 8.0000%, 8/15/20 (144A)	14,186,445
12,128,000	Quiksilver, Inc. / QS Wholesale, Inc. 7.8750%, 8/1/18 (144A)	10,672,640
14,519,000	Quiksilver, Inc. / QS Wholesale, Inc. 10.0000%, 8/1/20	9,945,515
21,147,000	ROC Finance LLC / ROC Finance 1 Corp. 12.1250%, 9/1/18 (144A)	22,310,085
10,901,000	Schaeffler Holding Finance BV 6.2500%, 11/15/19 (144A)	11,228,030
11,803,000	Schaeffler Holding Finance BV 6.7500%, 11/15/22 (144A)	12,334,135

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Consumer Cyclical – (continued)
$12,422,000	Scientific Games International, Inc. 10.0000%, 12/1/22 (144A)	$11,381,658
7,172,000	Station Casinos LLC 7.5000%, 3/1/21	7,351,300
5,706,000	WCI Communities, Inc. 6.8750%, 8/15/21	5,720,265

		406,674,242
Consumer Non-Cyclical – 12.7%
3,341,000	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc. 7.7500%, 10/15/22 (144A)	3,424,525
13,927,000	C&S Group Enterprises LLC 5.3750%, 7/15/22 (144A)	13,822,547
9,181,000	Capsugel SA 7.0000%, 5/15/19 (144A)	9,272,810
6,963,000	Catamaran Corp. 4.7500%, 3/15/21	6,963,000
11,740,000	ConvaTec Finance International SA 8.2500%, 1/15/19 (144A)	11,916,100
1,667,000	Endo Finance LLC & Endo Finco, Inc. 7.0000%, 7/15/19 (144A)	1,739,931
3,995,000	Endo Finance LLC & Endo Finco, Inc. 7.0000%, 12/15/20 (144A)	4,194,750
24,083,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	25,166,735
4,019,000	Fresenius Medical Care U.S. Finance II, Inc. 5.6250%, 7/31/19 (144A)	4,290,283
8,150,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	8,842,750
2,355,000	HCA Holdings, Inc. 7.7500%, 5/15/21	2,508,075
4,982,000	Jaguar Holding Co. II / Jaguar Merger Sub, Inc. 9.5000%, 12/1/19 (144A)	5,343,195
11,797,000	JBS USA LLC / JBS USA Finance, Inc. 8.2500%, 2/1/20 (144A)	12,416,343
7,887,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	8,123,610
11,738,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	12,090,140
9,601,000	JBS USA LLC / JBS USA Finance, Inc. 5.8750%, 7/15/24 (144A)	9,432,983
7,397,000	Physio-Control International, Inc. 9.8750%, 1/15/19 (144A)	7,840,820
5,764,000	Salix Pharmaceuticals, Ltd. 6.0000%, 1/15/21 (144A)	5,879,280
24,769,000	Simmons Foods, Inc. 7.8750%, 10/1/21 (144A)	24,335,542
4,653,000	Smithfield Foods, Inc. 5.8750%, 8/1/21 (144A)	4,746,060
7,560,000	Smithfield Foods, Inc. 6.6250%, 8/15/22	7,900,200
40,317,000	SUPERVALU, Inc. 6.7500%, 6/1/21	39,599,673
7,794,000	SUPERVALU, Inc. 7.7500%, 11/15/22	7,638,120
9,399,000	Tenet Healthcare Corp. 5.5000%, 3/1/19 (144A)	9,610,478
6,504,000	Tenet Healthcare Corp. 8.0000%, 8/1/20	6,861,720
6,416,000	Tenet Healthcare Corp. 6.0000%, 10/1/20	6,889,693
9,348,000	TreeHouse Foods, Inc. 4.8750%, 3/15/22	9,464,850
11,846,000	Valeant Pharmaceuticals International 6.3750%, 10/15/20 (144A)	12,379,070

		282,693,283
Electric – 0.1%
974,000	AES Corp. 8.0000%, 10/15/17	1,093,315
Energy – 15.4%
3,628,000	Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 6.6250%, 10/1/20	3,691,490
2,732,000	California Resources Corp. 6.0000%, 11/15/24 (144A)	2,308,540
1,540,000	Chaparral Energy, Inc. 9.8750%, 10/1/20	1,047,200
9,062,000	Chaparral Energy, Inc. 8.2500%, 9/1/21	6,162,160
36,306,000	Chesapeake Energy Corp. 6.1250%, 2/15/21	38,121,300
9,534,000	Chesapeake Energy Corp. 5.7500%, 3/15/23	9,820,020
3,168,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.0000%, 12/15/20	3,033,360
16,441,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.1250%, 3/1/22	15,701,155
14,444,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	15,527,300
21,379,000	Endeavor Energy Resources LP / EER Finance, Inc. 7.0000%, 8/15/21 (144A)	18,920,415
5,934,000	Ferrellgas Partners LP / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	5,948,835
4,688,000	Halcon Resources Corp. 9.7500%, 7/15/20	3,516,000
16,751,000	Hiland Partners LP / Hiland Partners Finance Corp. 7.2500%, 10/1/20 (144A)	15,913,450
14,292,000	Hiland Partners LP / Hiland Partners Finance Corp. 5.5000%, 5/15/22 (144A)	12,576,960
9,362,000	Holly Energy Partners LP / Holly Energy Finance Corp. 6.5000%, 3/1/20	9,268,380
4,968,000	Kodiak Oil & Gas Corp. 8.1250%, 12/1/19	5,054,940
7,728,000	Kodiak Oil & Gas Corp. 5.5000%, 2/1/22	7,747,320
11,468,000	Linn Energy LLC / Linn Energy Finance Corp. 6.5000%, 5/15/19	9,805,140
24,381,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp. 4.5000%, 7/15/23	23,466,712

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Energy – (continued)
$6,978,000	Oasis Petroleum, Inc. 6.5000%, 11/1/21	$6,349,980
14,668,000	Oasis Petroleum, Inc. 6.8750%, 3/15/22	13,347,880
14,817,000	Parsley Energy LLC / Parsley Finance Corp. 7.5000%, 2/15/22 (144A)	14,039,108
9,908,000	PBF Holding Co. LLC / PBF Finance Corp. 8.2500%, 2/15/20	9,957,540
14,290,000	QEP Resources, Inc. 5.3750%, 10/1/22	13,504,050
13,865,000	QEP Resources, Inc. 5.2500%, 5/1/23	12,963,775
6,310,000	Rice Energy, Inc. 6.2500%, 5/1/22 (144A)	5,868,300
15,427,000	Sabine Pass Liquefaction LLC 5.6250%, 2/1/21	15,157,027
8,958,000	Sabine Pass Liquefaction LLC 5.6250%, 4/15/23	8,756,445
20,006,000	Samson Investment Co. 9.7500%, 2/15/20‡	8,289,986
3,294,000	Sanchez Energy Corp. 6.1250%, 1/15/23 (144A)	2,766,960
5,537,000	SandRidge Energy, Inc. 7.5000%, 3/15/21	3,543,680
5,169,000	SandRidge Energy, Inc. 8.1250%, 10/15/22	3,256,470
11,949,000	Sidewinder Drilling, Inc. 9.7500%, 11/15/19 (144A)	6,661,568
7,662,000	Triangle USA Petroleum Corp. 6.7500%, 7/15/22 (144A)	5,056,920
6,900	U.S. Shale Solutions, Inc 12.5000%, 9/1/17 (144A)	5,175,000

		342,325,366
Finance Companies – 0.5%
2,200,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	2,387,000
8,691,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	9,169,005

		11,556,005
Industrial – 1.9%
5,196,000	Greystar Real Estate Partners LLC 8.2500%, 12/1/22 (144A)	5,286,930
1,148,000	Hillman Group, Inc. 6.3750%, 7/15/22 (144A)	1,102,080
22,380,000	Howard Hughes Corp. 6.8750%, 10/1/21 (144A)	23,163,300
8,874,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21	9,428,625
4,580,000	Permian Holdings, Inc. 10.5000%, 1/15/18 (144A)	3,435,000

		42,415,935
Insurance – 0.5%
10,574,000	Centene Corp. 4.7500%, 5/15/22	10,600,435
Real Estate Investment Trusts (REITs) – 1.9%
3,400,000	Forest City Enterprises, Inc. 3.6250%, 8/15/20	3,616,750
12,809,000	Forestar USA Real Estate Group, Inc. 8.5000%, 6/1/22 (144A)	12,488,775
24,805,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	24,867,013

		40,972,538
Technology – 4.9%
34,222,000	Blackboard, Inc. 7.7500%, 11/15/19 (144A)	34,307,555
19,560,000	Cardtronics, Inc. 5.1250%, 8/1/22 (144A)	19,071,000
23,382,000	CommScope Holding Co., Inc. 6.6250%, 6/1/20 (144A)	24,083,460
12,575,000	Sensata Technologies BV 5.6250%, 11/1/24 (144A)	13,046,562
6,035,000	TransUnion Holding Co., Inc. 8.1250%, 6/15/18	6,185,875
11,546,000	TransUnion Holding Co., Inc. 9.6250%, 6/15/18	11,809,249

		108,503,701
Transportation – 5.3%
11,157,000	CEVA Group PLC 4.0000%, 5/1/18 (144A)	9,706,590
1,609,000	CEVA Group PLC 7.0000%, 3/1/21 (144A)	1,552,685
2,235,000	CEVA Group PLC 9.0000%, 9/1/21 (144A)	2,100,900
5,354,000	Eletson Holdings 9.6250%, 1/15/22 (144A)	5,246,920
21,047,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	20,836,530
18,702,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	18,608,490
12,631,000	Syncreon Group BV / Syncreon Global Finance U.S., Inc. 8.6250%, 11/1/21 (144A)	11,873,140
13,470,000	U.S. Airways Group, Inc. 6.1250%, 6/1/18	14,042,475
6,757,000	Watco Cos. LLC / Watco Finance Corp. 6.3750%, 4/1/23 (144A)	6,689,430
24,942,000	XPO Logistics, Inc. 7.8750%, 9/1/19 (144A)	26,064,390

		116,721,550

Total Corporate Bonds (cost $1,968,719,119)		1,900,369,732

Preferred Stocks – 1.5%
Automobiles – 0.6%
128,230	Fiat Chrysler Automobiles NV, 7.8750%	13,808,768
Diversified Telecommunication Services – 0.6%
249,050	T-Mobile U.S., Inc., 5.5000%	13,197,160
Household Durables – 0.3%
58,750	William Lyon Homes, 6.5000%	6,315,625

Total Preferred Stocks (cost $31,175,402)		33,321,553

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Investment Companies – 4.2%
Money Markets – 4.2%
94,236,792	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $94,236,792)	$94,236,792

Total Investments (total cost $2,274,537,222) – 99.3%		2,203,509,595

Cash, Receivables and Other Assets, net of Liabilities – 0.7%		14,904,246

Net Assets – 100%		$2,218,413,841

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,900,212,188	86.2%
United Kingdom	59,898,555	2.7
Luxembourg	47,820,252	2.2
Brazil	42,063,076	1.9
Netherlands	37,082,804	1.7
Germany	36,695,198	1.7
France	30,419,391	1.4
Greece	30,413,655	1.4
Italy	13,808,768	0.6
Ireland	5,095,708	0.2

Total	$2,203,509,595	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus High-Yield Fund	$1,083,775,530	48.9%

(a)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. Interest and dividends will not be accrued until time of settlement.

*	Non-income producing security.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of December 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus High-Yield Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 – 8/5/14	$44,832,208	$43,030,170	1.9%

The Fund has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus High-Yield Fund
Janus Cash Liquidity Fund LLC	110,274,829	977,733,963	(993,772,000)	94,236,792	$–	$48,662	$94,236,792

Janus Investment Fund | 13

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus High-Yield Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$26,290,694	$–

Bank Loans and Mezzanine Loans	–	136,246,630	–

Common Stocks	13,044,194	–	–

Corporate Bonds	–	1,900,369,732	–

Preferred Stocks	–	33,321,553	–

Investment Companies	–	94,236,792	–

Total Assets	$13,044,194	$2,190,465,401	$–

14 | DECEMBER 31, 2014

Statement of Assets and Liabilities

Janus
As of December 31, 2014 (unaudited)	High-Yield Fund

Assets:
Investments at cost	$2,274,537,222
Unaffiliated investments at value	$2,109,272,803
Affiliated investments at value	94,236,792
Non-interested Trustees’ deferred compensation	45,555
Receivables:
Investments sold	1,340,540
Fund shares sold	2,259,447
Dividends from affiliates	5,353
Interest	38,312,724
Other assets	632,426
Total Assets	2,246,105,640
Liabilities:
Due to custodian	4,849,072
Payables:
Investments purchased	37,073
Fund shares repurchased	17,393,324
Dividends	3,377,082
Advisory fees	1,128,918
Fund administration fees	20,048
Transfer agent fees and expenses	459,506
12b-1 Distribution and shareholder servicing fees	129,753
Non-interested Trustees’ fees and expenses	15,138
Non-interested Trustees’ deferred compensation fees	45,555
Accrued expenses and other payables	236,330
Total Liabilities	27,691,799
Net Assets	$2,218,413,841

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statement of Assets and Liabilities  (continued)

Janus
As of December 31, 2014 (unaudited)	High-Yield Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,311,366,169
Undistributed net investment income/(loss)*	390,612
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(22,325,896)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(71,017,044)
Total Net Assets	$2,218,413,841
Net Assets - Class A Shares	$289,235,041
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,949,144
Net Asset Value Per Share(1)	$8.52
Maximum Offering Price Per Share(2)	$8.94
Net Assets - Class C Shares	$65,506,881
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,686,093
Net Asset Value Per Share(1)	$8.52
Net Assets - Class D Shares	$360,864,724
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,350,894
Net Asset Value Per Share	$8.52
Net Assets - Class I Shares	$256,491,769
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,090,417
Net Asset Value Per Share	$8.52
Net Assets - Class N Shares	$6,962,071
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	816,859
Net Asset Value Per Share	$8.52
Net Assets - Class R Shares	$1,663,435
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	195,344
Net Asset Value Per Share	$8.52
Net Assets - Class S Shares	$3,848,323
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	450,742
Net Asset Value Per Share	$8.54
Net Assets - Class T Shares	$1,233,841,597
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	144,778,118
Net Asset Value Per Share	$8.52

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.
See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Statement of Operations

Janus
For the period ended December 31, 2014 (unaudited)	High-Yield Fund

Investment Income:
Interest	$83,561,862
Dividends from affiliates	48,662
Other income	1,146,114
Total Investment Income	84,756,638
Expenses:
Advisory fees	7,099,742
12b-1 Distribution and shareholder servicing fees:
Class A Shares	411,052
Class C Shares	372,191
Class R Shares	4,461
Class S Shares	6,055
Transfer agent administrative fees and expenses:
Class D Shares	236,783
Class R Shares	2,230
Class S Shares	6,055
Class T Shares	1,714,283
Transfer agent networking and omnibus fees:
Class A Shares	180,054
Class C Shares	23,149
Class I Shares	138,517
Other transfer agent fees and expenses:
Class A Shares	19,259
Class C Shares	5,822
Class D Shares	39,924
Class I Shares	8,364
Class N Shares	84
Class R Shares	73
Class S Shares	89
Class T Shares	8,271
Shareholder reports expense	90,508
Registration fees	131,488
Custodian fees	7,778
Professional fees	40,256
Non-interested Trustees’ fees and expenses	22,275
Fund administration fees	126,321
Other expenses	342,226
Total Expenses	11,037,310
Net Expenses	11,037,310
Net Investment Income/(Loss)	73,719,328
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(14,007,874)
Total Net Realized Gain/(Loss) on Investments	(14,007,874)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(178,446,458)
Total Change in Unrealized Net Appreciation/Depreciation	(178,446,458)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(118,735,004)

See Notes to Financial Statements.

Janus Investment Fund | 17

Statements of Changes in Net Assets

	Janus
	High-Yield Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$73,719,328	$156,586,474
Net realized gain/(loss) on investments	(14,007,874)	49,425,624
Change in unrealized net appreciation/depreciation	(178,446,458)	86,063,398
Net Increase/(Decrease) in Net Assets Resulting from Operations	(118,735,004)	292,075,496
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(9,440,043)	(20,154,186)
Class C Shares	(1,873,426)	(4,024,097)
Class D Shares	(11,754,327)	(23,122,112)
Class I Shares	(10,137,318)	(24,771,637)
Class N Shares	(330,378)	(571,198)
Class R Shares	(47,750)	(106,419)
Class S Shares	(135,806)	(391,478)
Class T Shares	(40,185,970)	(83,957,644)
Net Realized Gain from Investment Transactions*
Class A Shares	(6,528,274)	(7,916,746)
Class C Shares	(1,478,907)	(1,843,182)
Class D Shares	(8,104,546)	(8,844,817)
Class I Shares	(5,775,085)	(9,707,997)
Class N Shares	(155,018)	(193,478)
Class R Shares	(37,278)	(42,848)
Class S Shares	(97,519)	(164,302)
Class T Shares	(27,775,564)	(32,911,493)
Net Decrease from Dividends and Distributions to Shareholders	(123,857,209)	(218,723,634)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

18 | DECEMBER 31, 2014

	Janus
	High-Yield Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Capital Share Transactions:
Shares Sold
Class A Shares	89,246,069	152,372,084
Class C Shares	5,626,171	9,541,692
Class D Shares	28,790,117	81,734,897
Class I Shares	177,119,559	401,297,463
Class N Shares	20,843,079	15,911,616
Class R Shares	226,172	1,237,462
Class S Shares	406,779	1,082,970
Class T Shares	162,401,253	362,634,354
Reinvested Dividends and Distributions
Class A Shares	15,336,530	26,759,991
Class C Shares	2,933,956	5,146,415
Class D Shares	17,157,905	27,622,222
Class I Shares	13,503,868	30,330,687
Class N Shares	371,084	634,635
Class R Shares	53,189	97,794
Class S Shares	232,466	554,921
Class T Shares	67,065,090	115,063,168
Shares Repurchased
Class A Shares	(135,805,378)	(158,574,789)
Class C Shares	(12,238,953)	(20,397,677)
Class D Shares	(52,989,409)	(75,358,390)
Class I Shares	(380,145,718)	(199,150,744)
Class N Shares	(32,618,816)	(4,152,189)
Class R Shares	(365,652)	(1,139,884)
Class S Shares	(1,375,678)	(3,695,044)
Class T Shares	(330,952,353)	(361,235,745)
Net Increase/(Decrease) from Capital Share Transactions	(345,178,670)	408,317,909
Net Increase/(Decrease) in Net Assets	(587,770,883)	481,669,771
Net Assets:
Beginning of period	2,806,184,724	2,324,514,953
End of period	$2,218,413,841	$2,806,184,724
Undistributed Net Investment Income/(Loss)*	$390,612	$576,302

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights

Class A Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Janus High-Yield Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.29	$7.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(3)	0.55(3)	0.57	0.62	0.65	0.47	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.68)	0.50	0.15	(0.13)	0.68	0.16	0.68
Total from Investment Operations	(0.42)	1.05	0.72	0.49	1.33	0.63	0.95
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.55)	(0.57)	(0.62)	(0.65)	(0.47)	(0.27)
Distributions (from capital gains)*	(0.20)	(0.23)	(0.01)	–(4)	–	–	–
Total Distributions	(0.47)	(0.78)	(0.58)	(0.62)	(0.65)	(0.47)	(0.27)
Net Asset Value, End of Period	$8.52	$9.41	$9.14	$9.00	$9.13	$8.45	$8.29
Total Return**	(4.64)%	11.93%	8.12%	5.71%	16.09%(5)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$289,235	$352,140	$321,554	$265,944	$171,976	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$324,579	$338,923	$298,736	$212,564	$143,277	$98,784	$75,369
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.01%	0.97%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.01%	0.97%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.75%	5.93%	6.10%	6.91%	7.23%	8.30%	10.07%
Portfolio Turnover Rate	36%	67%	93%	61%	92%	61%	97%

Class C Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Janus High-Yield Fund
June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.29	$7.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(3)	0.48(3)	0.50	0.55	0.59	0.43	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.69)	0.51	0.15	(0.12)	0.68	0.16	0.68
Total from Investment Operations	(0.46)	0.99	0.65	0.43	1.27	0.59	0.95
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.49)	(0.50)	(0.56)	(0.59)	(0.43)	(0.27)
Distributions (from capital gains)*	(0.20)	(0.23)	(0.01)	–(4)	–	–	–
Total Distributions	(0.43)	(0.72)	(0.51)	(0.56)	(0.59)	(0.43)	(0.27)
Net Asset Value, End of Period	$8.52	$9.41	$9.14	$9.00	$9.13	$8.45	$8.29
Total Return**	(4.98)%	11.13%	7.31%	4.93%	15.30%(5)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$65,507	$76,294	$79,726	$78,392	$78,456	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$73,473	$77,004	$84,174	$73,801	$76,507	$67,693	$51,080
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.71%	1.73%	1.72%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.73%	1.72%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.05%	5.21%	5.36%	6.19%	6.57%	7.59%	9.27%
Portfolio Turnover Rate	36%	67%	93%	61%	92%	61%	97%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year ended	Janus High-Yield Fund
June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(2)	0.57(2)	0.59	0.64	0.67	0.26
Net gain/(loss) on investments (both realized and unrealized)	(0.68)	0.51	0.15	(0.13)	0.68	0.18
Total from Investment Operations	(0.41)	1.08	0.74	0.51	1.35	0.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.58)	(0.59)	(0.64)	(0.67)	(0.26)
Distributions (from capital gains)*	(0.20)	(0.23)	(0.01)	–(3)	–	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)	–(4)
Total Distributions and Other	(0.48)	(0.81)	(0.60)	(0.64)	(0.67)	(0.26)
Net Asset Value, End of Period	$8.52	$9.41	$9.14	$9.00	$9.13	$8.45
Total Return**	(4.53)%	12.20%	8.33%	5.94%	16.28%(5)	5.31%
Net Assets, End of Period (in thousands)	$360,865	$405,861	$360,924	$328,700	$317,038	$247,945
Average Net Assets for the Period (in thousands)	$389,459	$373,985	$361,587	$310,872	$292,765	$245,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.77%	0.77%	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	0.77%	0.77%	0.76%	0.76%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.97%	6.16%	6.30%	7.15%	7.41%	8.27%
Portfolio Turnover Rate	36%	67%	93%	61%	92%	61%

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Janus High-Yield Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$9.42	$9.15	$9.01	$9.13	$8.45	$8.28	$7.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(2)	0.58(2)	0.60	0.64	0.67	0.48	0.28
Net gain/(loss) on investments (both realized and unrealized)	(0.70)	0.50	0.15	(0.11)	0.68	0.17	0.67
Total from Investment Operations	(0.42)	1.08	0.75	0.53	1.35	0.65	0.95
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.58)	(0.60)	(0.65)	(0.67)	(0.48)	(0.28)
Distributions (from capital gains)*	(0.20)	(0.23)	(0.01)	–(3)	–	–	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.48)	(0.81)	(0.61)	(0.65)	(0.67)	(0.48)	(0.28)
Net Asset Value, End of Period	$8.52	$9.42	$9.15	$9.01	$9.13	$8.45	$8.28
Total Return**	(4.60)%	12.25%	8.43%	6.13%	16.35%(5)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$256,492	$478,576	$236,426	$241,339	$174,961	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$331,908	$396,882	$285,515	$226,809	$178,564	$43,060	$14,845
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.72%	0.68%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.72%	0.68%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.04%	6.22%	6.38%	7.23%	7.43%	8.50%	10.33%
Portfolio Turnover Rate	36%	67%	93%	61%	92%	61%	97%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Impact on performance due to reimbursement from advisor was 0.51%.
(6)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 21

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	Janus High-Yield Fund
each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.01	$8.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(2)	0.58(2)	0.60	0.06
Net gain/(loss) on investments (both realized and unrealized)	(0.69)	0.51	0.14	0.08
Total from Investment Operations	(0.41)	1.09	0.74	0.14
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.59)	(0.60)	(0.05)
Distributions (from capital gains)*	(0.20)	(0.23)	(0.01)	–
Total Distributions	(0.48)	(0.82)	(0.61)	(0.05)
Net Asset Value, End of Period	$8.52	$9.41	$9.14	$9.01
Total Return**	(4.46)%	12.37%	8.38%	1.62%
Net Assets, End of Period (in thousands)	$6,962	$19,353	$6,738	$4,392
Average Net Assets for the Period (in thousands)	$10,793	$9,055	$8,788	$3,390
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.62%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.62%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.05%	6.29%	6.47%	6.86%
Portfolio Turnover Rate	36%	67%	93%	61%

Class R Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus High-Yield Fund
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.28	$7.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(2)	0.52(2)	0.53	0.59	0.61	0.45	0.26
Net gain/(loss) on investments (both realized and unrealized)	(0.69)	0.50	0.15	(0.13)	0.68	0.17	0.67
Total from Investment Operations	(0.44)	1.02	0.68	0.46	1.29	0.62	0.93
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.52)	(0.53)	(0.59)	(0.61)	(0.45)	(0.26)
Distributions (from capital gains)*	(0.20)	(0.23)	0.01	–(5)	–	–	–
Redemption fees	N/A	N/A	N/A	–(6)	–(6)	–	–
Total Distributions and Other	(0.45)	(0.75)	(0.54)	(0.59)	(0.61)	(0.45)	0.26
Net Asset Value, End of Period	$8.52	$9.41	$9.14	$9.00	$9.13	$8.45	$8.28
Total Return**	(4.82)%	11.52%	7.68%	5.38%	15.62%(7)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$1,663	$1,918	$1,666	$1,082	$1,100	$876	$959
Average Net Assets for the Period (in thousands)	$1,761	$1,899	$1,459	$1,081	$997	$1,095	$885
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.39%	1.37%	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.39%	1.37%	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets	5.36%	5.58%	5.67%	6.64%	6.85%	7.88%	9.83%
Portfolio Turnover Rate	36%	67%	93%	61%	92%	61%	97%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.
(6)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(7)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

22 | DECEMBER 31, 2014

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus High-Yield Fund
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.43	$9.16	$9.02	$9.15	$8.47	$8.29	$7.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(3)	0.54(3)	0.56	0.61	0.63	0.46	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.69)	0.51	0.15	(0.13)	0.68	0.17	0.67
Total from Investment Operations	(0.43)	1.05	0.71	0.48	1.31	0.63	0.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.55)	(0.56)	(0.61)	(0.63)	(0.45)	(0.27)
Distributions (from capital gains)*	(0.20)	(0.23)	(0.01)	–(4)	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–(5)	0.01
Total Distributions and Other	(0.46)	(0.78)	(0.57)	(0.61)	(0.63)	(0.45)	(0.26)
Net Asset Value, End of Period	$8.54	$9.43	$9.16	$9.02	$9.15	$8.47	$8.29
Total Return**	(4.68)%	11.80%	7.95%	5.57%	15.83%(6)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$3,848	$5,045	$6,901	$6,213	$7,015	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$4,781	$6,694	$6,893	$5,959	$7,079	$6,774	$5,037
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	1.12%	1.12%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.11%	1.12%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.62%	5.83%	5.96%	6.80%	7.05%	8.12%	9.82%
Portfolio Turnover Rate	36%	67%	93%	61%	92%	61%	97%

Class T Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or
period ended June 30 and the year ended	Janus High-Yield Fund
October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.28	$6.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(3)	0.57(3)	0.58	0.63	0.65	0.47	0.93
Net gain/(loss) on investments (both realized and unrealized)	(0.69)	0.50	0.15	(0.13)	0.69	0.17	1.34
Total from Investment Operations	(0.42)	1.07	0.73	0.50	1.34	0.64	2.27
Less Distributions and Other:
Dividends (from net investment income)*	(0.27)	(0.57)	(0.58)	(0.63)	(0.66)	(0.47)	(0.93)
Distributions (from capital gains)*	(0.20)	(0.23)	(0.01)	–(4)	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–(5)	–(5)
Total Distributions and Other	(0.47)	(0.80)	(0.59)	(0.63)	(0.66)	(0.47)	(0.93)
Net Asset Value, End of Period	$8.52	$9.41	$9.14	$9.00	$9.13	$8.45	$8.28
Total Return**	(4.58)%	12.09%	8.23%	5.83%	16.14%(7)	7.83%	35.34%
Net Assets, End of Period (in thousands)	$1,233,842	$1,466,998	$1,310,580	$1,269,091	$1,060,678	$707,010	$881,347
Average Net Assets for the Period (in thousands)	$1,353,522	$1,378,198	$1,401,785	$1,107,108	$875,192	$819,927	$574,291
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	0.87%	0.87%	0.86%	0.88%	0.86%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	0.86%	0.86%	0.86%	0.88%	0.86%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.87%	6.07%	6.21%	7.05%	7.28%	8.42%	12.44%
Portfolio Turnover Rate	36%	67%	93%	61%	92%	61%	97%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	Impact on performance due to reimbursement from advisor was 0.50%.
(7)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect

24 | DECEMBER 31, 2014

at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

26 | DECEMBER 31, 2014

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing
Within the parameters of its specific investment policies, the Fund, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as

28 | DECEMBER 31, 2014

conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Fund	of the Fund		Advisory Fee (%)

Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

Expense
Fund	Limit (%)

Janus High-Yield Fund	0.69

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will

30 | DECEMBER 31, 2014

be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the ‘Investing Fund‘). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus High-Yield Fund	$3,213

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus High-Yield Fund	$459

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus High-Yield Fund	$2,275,090,068	$26,849,577	$(98,430,050)	$(71,580,473)

5.	Capital Share Transactions

	Janus High-Yield Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	9,808,365	16,379,638
Reinvested dividends and distributions	1,740,226	2,886,495
Shares repurchased	(15,019,555)	(17,021,962)
Net Increase/(Decrease) in Fund Shares	(3,470,964)	2,244,171
Shares Outstanding, Beginning of Period	37,420,108	35,175,937
Shares Outstanding, End of Period	33,949,144	37,420,108
Transactions in Fund Shares – Class C Shares:
Shares sold	614,396	1,025,930
Reinvested dividends and distributions	333,426	555,288
Shares repurchased	(1,366,110)	(2,195,195)
Net Increase/(Decrease) in Fund Shares	(418,288)	(613,977)
Shares Outstanding, Beginning of Period	8,104,381	8,718,358
Shares Outstanding, End of Period	7,686,093	8,104,381
Transactions in Fund Shares – Class D Shares:
Shares sold	3,152,834	8,784,135
Reinvested dividends and distributions	1,946,938	2,978,903
Shares repurchased	(5,871,941)	(8,118,551)
Net Increase/(Decrease) in Fund Shares	(772,169)	3,644,487
Shares Outstanding, Beginning of Period	43,123,063	39,478,576
Shares Outstanding, End of Period	42,350,894	43,123,063

32 | DECEMBER 31, 2014

	Janus High-Yield Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class I Shares:
Shares sold	19,303,623	43,093,850
Reinvested dividends and distributions	1,525,172	3,267,472
Shares repurchased	(41,567,589)	(21,384,510)
Net Increase/(Decrease) in Fund Shares	(20,738,794)	24,976,812
Shares Outstanding, Beginning of Period	50,829,211	25,852,399
Shares Outstanding, End of Period	30,090,417	50,829,211
Transactions in Fund Shares – Class N Shares:
Shares sold	2,242,078	1,700,178
Reinvested dividends and distributions	42,127	68,487
Shares repurchased	(3,523,347)	(449,478)
Net Increase/(Decrease) in Fund Shares	(1,239,142)	1,319,187
Shares Outstanding, Beginning of Period	2,056,001	736,814
Shares Outstanding, End of Period	816,859	2,056,001
Transactions in Fund Shares – Class R Shares:
Shares sold	25,258	133,266
Reinvested dividends and distributions	6,049	10,552
Shares repurchased	(39,880)	(122,262)
Net Increase/(Decrease) in Fund Shares	(8,573)	21,556
Shares Outstanding, Beginning of Period	203,917	182,361
Shares Outstanding, End of Period	195,344	203,917
Transactions in Fund Shares – Class S Shares:
Shares sold	44,359	116,163
Reinvested dividends and distributions	26,327	59,764
Shares repurchased	(154,912)	(394,394)
Net Increase/(Decrease) in Fund Shares	(84,226)	(218,467)
Shares Outstanding, Beginning of Period	534,968	753,435
Shares Outstanding, End of Period	450,742	534,968
Transactions in Fund Shares – Class T Shares:
Shares sold	17,683,696	38,970,092
Reinvested dividends and distributions	7,605,941	12,406,893
Shares repurchased	(36,356,080)	(38,864,180)
Net Increase/(Decrease) in Fund Shares	(11,066,443)	12,512,805
Shares Outstanding, Beginning of Period	155,844,561	143,331,756
Shares Outstanding, End of Period	144,778,118	155,844,561

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus High-Yield Fund	$854,035,967	$1,214,244,723	$–	$–

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

36 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

38 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

40 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

42 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

44 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

46 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81205	125-24-93026 02-15

semiannual report
December 31, 2014

Janus Money Market Fund

Janus Investment Fund

            Janus Money Market Fund

Janus Money Market Fund (unaudited)

Eric Thorderson portfolio manager
Janus Money Market Fund

Average Annual Total Return
For the periods ended December 31, 2014
Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.00%
10 Year	1.42%
Since Inception (February 14, 1995)	2.61%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.00%
10 Year	1.42%
Since Inception (February 14, 1995)	2.61%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.00%(2)
Without Reimbursement	-0.43%
Class T Shares
With Reimbursement	0.00%(2)
Without Reimbursement	-0.45%
Expense Ratios
Per the October 28, 2014 prospectuses
Class D Shares(1)
Total Annual Fund Operating Expenses	0.66%
Class T Shares
Total Annual Fund Operating Expenses	0.68%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1)	Closed to new investors.
(2)	Less than 0.005%.

Janus Investment Fund | 1

Janus Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class D Shares	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.60	$0.61	0.12%

Class T Shares	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.60	$0.61	0.12%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2 | DECEMBER 31, 2014

Janus Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Principal Amount		Value

Certificates of Deposit – 32.2%
$38,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd., New York 0.1200%, 1/7/15	$38,000,000
20,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd., New York 0.1200%, 1/2/15	20,000,000
25,000,000	Canadian Imperial Bank of Commerce, New York 0.1100%, 1/13/15	25,000,000
20,000,000	Canadian Imperial Bank of Commerce, New York 0.1400%, 2/23/15	20,000,000
30,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, New York 0.2600%, 6/19/15	30,000,000
5,000,000	Sumitomo Mitsui Banking Corp., New York 0.1300%, 1/5/15	5,000,000
50,000,000	Sumitomo Mitsui Banking Corp., New York 0.1300%, 1/12/15	50,000,000
25,000,000	Svenska Handelsbanken, New York 0.1700%, 2/12/15	25,000,142
10,000,000	Svenska Handelsbanken, New York 0.1700%, 2/17/15	10,000,000
16,500,000	Svenska Handelsbanken, New York 0.1750%, 3/4/15	16,500,140
25,000,000	Swedbank AB, New York 0.1000%, 1/2/15	25,000,000
9,000,000	Toronto-Dominion Bank, New York 0.1400%, 1/12/15	9,000,000
14,000,000	Toronto-Dominion Bank, New York 0.1400%, 1/22/15	14,000,000
15,000,000	Toronto-Dominion Bank, New York 0.1300%, 3/12/15	15,000,000
20,000,000	Toronto-Dominion Bank, New York 0.2000%, 5/4/15	20,000,000
20,000,000	U.S. Bank NA, Cincinnati 0.1300%, 2/2/15	20,000,000
25,000,000	Wells Fargo Bank NA 0.2000%, 4/1/15	25,000,000
15,000,000	Wells Fargo Bank NA 0.2300%, 6/5/15	15,000,000

Total Certificates of Deposit (amortized cost $382,500,282)		382,500,282

Commercial Paper – 18.0%
10,000,000	HSBC Bank PLC 0.3153%, 8/5/15 (Section 4(2))	9,981,474
10,000,000	JP Morgan Securities LLC 0.2438%, 1/23/15 (Section 4(2))	9,998,599
12,000,000	JP Morgan Securities LLC 0.2030%, 2/10/15	11,997,400
8,700,000	JP Morgan Securities LLC 0.2539%, 2/17/15 (Section 4(2))	8,697,220
25,000,000	JP Morgan Securities LLC 0.2132%, 3/9/15	24,990,374
11,000,000	Manhattan Asset Funding Co. LLC 0.1421%, 1/15/15 (Section 4(2))	10,999,444
10,000,000	Nieuw Amsterdam Receivables Corp. 0.1522%, 1/14/15 (Section 4(2))	9,999,500
28,000,000	Nieuw Amsterdam Receivables Corp. 0.1421%, 1/26/15 (Section 4(2))	27,997,386
9,000,000	Nieuw Amsterdam Receivables Corp. 0.1827%, 2/5/15	8,998,470
10,000,000	Nieuw Amsterdam Receivables Corp. 0.1827%, 3/2/15 (Section 4(2))	9,997,050
20,000,000	Rabobank USA Financial Corp. 0.2031%, 5/15/15	19,985,220
10,000,000	Standard Chartered Bank, New York 0.1624%, 1/16/15	9,999,378
5,000,000	Standard Chartered Bank, New York 0.1725%, 1/21/15 (Section 4(2))	4,999,551
25,000,000	Standard Chartered Bank, New York 0.1827%, 3/30/15 (Section 4(2))	24,989,125
20,000,000	Swedbank AB, New York 0.1116%, 2/17/15	19,997,189

Total Commercial Paper (amortized cost $213,627,380)		213,627,380

Repurchase Agreements – 32.3%
100,000,000	Goldman Sachs & Co., 0.0800%, dated 12/31/14, maturing 1/2/15 to be repurchased at $100,000,444 collateralized by $89,435,097 in U.S. Government Agencies 2.2560% – 38.9685%, 8/15/34 – 11/25/44 with a value of $102,000,001	100,000,000
100,000,000	HSBC Securities (USA), Inc., 0.0700%, dated 12/31/14, maturing 1/2/15 to be repurchased at $100,000,389 collateralized by $98,920,000 in a U.S. Treasury 2.5000%, 5/15/24 with a value of $102,001,038	100,000,000
183,100,000	Undivided interest of 61% in a joint repurchase agreement (principal amount $300,000,000 with a maturity value of $300,001,333) with Wells Fargo Securities LLC, 0.0800%, dated 12/31/14, maturing 1/2/15 to be repurchased at $183,100,814 collateralized by $287,084,157 in U.S. Government Agencies, 0% – 11.5950%, 12/25/21 – 12/20/44, with a value of $306,001,361	183,100,000

Total Repurchase Agreements (amortized cost $383,100,000)		383,100,000

U.S. Government Agency Notes – 8.1%
	Fannie Mae Discount Notes:
4,500,000	0.1167%, 4/15/15	4,498,498
	Federal Home Loan Bank Discount Notes:
20,000,000	0.0600%, 1/30/15	19,999,067
20,000,000	0.1151%, 3/17/15	19,995,272
	Freddie Mac Discount Notes:
3,100,000	0.1218%, 4/22/15	3,098,847
10,000,000	0.1552%, 4/23/15	9,995,221
12,100,000	0.0901%, 5/14/15	12,096,007
5,700,000	0.1421%, 6/9/15	5,696,448
14,000,000	0.1402%, 7/22/15	13,989,057
7,000,000	0.1903%, 8/18/15	6,991,577

Total U.S. Government Agency Notes (amortized cost $96,359,994)		96,359,994

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 3

Janus Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Principal Amount		Value

Variable Rate Demand Agency Notes – 9.4%
$4,000,000	Breckenridge Terrace LLC 0.2100%, 5/1/39	$4,000,000
14,980,000	Breckenridge Terrace LLC 0.2100%, 5/1/39	14,980,000
800,000	California Infrastructure & Economic Development Bank 0.1100%, 7/1/33	800,000
930,000	Capital Markets Access Co. LC 0.1500%, 7/1/25	930,000
9,100,000	County of Eagle CO 0.2100%, 6/1/27	9,100,000
8,000,000	County of Eagle CO 0.2100%, 5/1/39	8,000,000
7,470,000	County of Franklin OH – Series A 0.0400%, 11/1/22	7,470,000
4,605,000	Industrial Development Board of the City of Auburn 0.1500%, 7/1/26	4,605,000
3,580,000	J-Jay Properties LLC 0.1400%, 7/1/35	3,580,000
5,255,000	Kaneville Road Joint Venture, Inc. 0.1500%, 11/1/32	5,255,000
170,000	Kentucky Economic Development Finance Authority 1.0000%, 11/1/15	170,000
430,000	Lone Tree Building Authority 0.1800%, 12/1/17	430,000
7,000,000	Louisiana Public Facilities Authority 0.0200%, 7/1/47	7,000,000
5,395,000	Lush Properties LLC 0.1500%, 11/1/33	5,395,000
4,230,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1695%, 11/1/35	4,230,000
6,000,000	Mississippi Business Finance Corp. 0.1601%, 12/1/35	6,000,000
5,000,000	Phenix City Downtown Redevelopment Authority 0.1500%, 2/1/33	5,000,000
160,000	Phoenix Realty Special Account 0.2100%, 4/1/20	160,000
10,865,000	RBS Insurance Trust 0.1500%, 11/1/31	10,865,000
5,000,000	SSAB AB 0.1500%, 4/1/34	5,000,000
5,700,000	Tenderfoot Seasonal Housing LLC 0.2100%, 7/1/35	5,700,000
2,600,000	Tift County Development Authority 0.2000%, 2/1/18	2,600,000

Total Variable Rate Demand Agency Notes (amortized cost $111,270,000)		111,270,000

Total Investments (total cost $1,186,857,656) – 100.0%		1,186,857,656

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(109,784)

Net Assets – 100%		$1,186,747,872

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

LC	Limited Company

LLC	Limited Liability Company

PLC	Public Limited Company

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Money Market Fund
Assets
Investments in Securities:
Certificates of Deposit	$–	$382,500,282	$–

Commercial Paper	–	213,627,380	–

Repurchase Agreements	–	383,100,000	–

U.S. Government Agency Notes	–	96,359,994	–

Variable Rate Demand Agency Notes	–	111,270,000	–

Total Assets	$–	$1,186,857,656	$–

Janus Investment Fund | 5

Statement of Assets and Liabilities

Janus Money
As of December 31, 2014 (unaudited)	Market Fund

Assets:
Investments at cost(1)	$1,186,857,656
Investments at value	$803,757,656
Repurchase agreements at value	383,100,000
Cash	157,167
Non-interested Trustees’ deferred compensation	24,336
Receivables:
Investments sold	421,700,909
Fund shares sold	6,919,683
Interest	65,609
Other assets	70
Total Assets	1,615,725,430
Liabilities:
Payables:
Investments purchased	425,195,947
Fund shares repurchased	3,618,764
Advisory fees	103,567
Administrative services fees	7,460
Non-interested Trustees’ fees and expenses	7,082
Non-interested Trustees’ deferred compensation fees	24,336
Accrued expenses and other payables	20,402
Total Liabilities	428,977,558
Net Assets	$1,186,747,872
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,186,777,995
Undistributed net investment income/(loss)*	(34,743)
Undistributed net realized gain/(loss) from investments*	(2)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,622
Total Net Assets	$1,186,747,872
Net Assets - Class D Shares	$964,680,063
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	964,703,685
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$222,067,809
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	222,076,056
Net Asset Value Per Share	$1.00

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $383,100,000.
See Notes to Financial Statements.

6 | DECEMBER 31, 2014

Statement of Operations

Janus Money
For the period ended December 31, 2014 (unaudited)	Market Fund

Investment Income:
Interest	$696,616
Other income	101
Total Investment Income	696,717
Expenses:
Advisory fees	1,211,316
Administration services fees:
Class D Shares	2,275,476
Class T Shares	525,948
Professional fees	26,622
Non-interested Trustees’ fees and expenses	10,359
Total Expenses	4,049,721
Less: Excess Expense Reimbursement	(3,353,298)
Net Expenses	696,423
Net Investment Income/(Loss)	294
Net Realized Gain/(Loss) on Investments:
Investments	(56)
Total Net Realized Gain/(Loss) on Investments	(56)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$238

See Notes to Financial Statements.

Janus Investment Fund | 7

Statements of Changes in Net Assets

	Janus Money
	Market Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$294	$33,130
Net realized gain/(loss) on investments	(56)	–
Change in unrealized net appreciation/depreciation of non-interested Trustees’ deferred compensation	–	3,097
Net Increase/(Decrease) in Net Assets Resulting from Operations	238	36,227
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(193)	(30,763)
Class T Shares	(30)	(5,997)
Net Realized Gain from Investment Transactions*
Class D Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(223)	(36,760)
Capital Share Transactions:
Shares Sold
Class D Shares	243,099,603	505,275,000
Class T Shares	44,494,479	149,911,496
Reinvested Dividends and Distributions
Class D Shares	31	22,626
Class T Shares	21	3,067
Shares Repurchased
Class D Shares	(271,974,044)	(589,111,762)
Class T Shares	(49,315,118)	(113,275,217)
Net Increase/(Decrease) from Capital Share Transactions	(33,695,028)	(47,174,790)
Net Increase/(Decrease) in Net Assets	(33,695,013)	(47,175,323)
Net Assets:
Beginning of period	1,220,442,885	1,267,618,208
End of period	$1,186,747,872	$1,220,442,885

Undistributed Net Investment Income/(Loss)*	$(34,743)	$(34,814)

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

8 | DECEMBER 31, 2014

Financial Highlights

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or	Janus Money Market Fund
period ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(2)(3)	–(2)(3)	–(2)	–(2)	–(2)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–	–(2)	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$964,680	$993,554	$1,077,369	$1,089,252	$1,105,288	$1,236,987
Average Net Assets for the Period (in thousands)	$981,224	$1,046,368	$1,070,220	$1,131,399	$1,148,654	$1,244,263
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.66%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.12%	0.10%	0.17%	0.14%	0.22%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%

Class T Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Janus Money Market Fund
ended June 30 and the year ended October 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(2)(3)	–(2)(3)	–(2)	–(2)	–(2)	–(2)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–	–(2)	–	–	–
Total Distributions	–	–	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.18%
Net Assets, End of Period (in thousands)	$222,068	$226,888	$190,249	$167,685	$164,553	$166,308	$1,517,715
Average Net Assets for the Period (in thousands)	$217,347	$210,433	$178,310	$162,966	$163,660	$741,343	$1,785,483
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.68%	0.69%	0.69%	0.69%	0.71%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.12%	0.10%	0.17%	0.14%	0.22%	0.25%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.20%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Less than $0.005 on a per share basis.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and

10 | DECEMBER 31, 2014

expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in

Janus Investment Fund | 11

Notes to Financial Statements (unaudited) (continued)

the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and

12 | DECEMBER 31, 2014

a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs & Co.	$100,000,000	$–	$(100,000,000)	$–
HSBC Securities (USA), Inc.	100,000,000	–	(100,000,000)	–
Wells Fargo Securities LLC	183,100,000	–	(183,100,000)	–

Total	$383,100,000	$–	$(383,100,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Regulatory Risk
In July 2014, the SEC adopted additional rules applicable to money market funds which are intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors. Funds which do not meet the definitions of a retail money market fund or government money market fund will be required to have a floating NAV. The rules also contemplate the implementation of liquidity fees and redemption gates for non-government money market funds in times of market stress. The SEC also adopted additional diversification, stress-testing, and disclosure measures. Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform. There can be no assurance that there will not be future FSOC action relating to money market funds. The ultimate impact of money market reform is uncertain, but changes may affect the Fund’s operations and/or the trading and value of money market instruments, which in turn could negatively affect the Fund’s yield and return potential.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following

Janus Investment Fund | 13

Notes to Financial Statements (unaudited) (continued)

table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Money Market Fund	All Asset Levels	0.20

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class T Shares for providing or procuring administrative services to investors in Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

14 | DECEMBER 31, 2014

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

5.	Capital Share Transactions

For the period ended December 31	Janus Money Market Fund
(unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	243,099,565	505,274,999
Reinvested dividends and distributions	31	22,626
Shares repurchased	(271,974,044)	(589,111,760)
Net Increase/(Decrease) in Fund Shares	(28,874,448)	(83,814,135)
Shares Outstanding, Beginning of Period	993,578,133	1,077,392,268
Shares Outstanding, End of Period	964,703,685	993,578,133
Transactions in Fund Shares – Class T Shares:
Shares sold	44,494,470	149,911,036
Reinvested dividends and distributions	21	3,067
Shares repurchased	(49,315,116)	(113,275,217)
Net Increase/(Decrease) in Fund Shares	(4,820,625)	36,638,886
Shares Outstanding, Beginning of Period	226,896,681	190,257,795
Shares Outstanding, End of Period	222,076,056	226,896,681

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 15

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

16 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

20 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

22 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

24 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

26 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

2.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

3.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

4.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

Janus Investment Fund | 27

Useful Information About Your Fund Report (unaudited) (continued)

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

5.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

28 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 29

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81500	125-24-93027 02-15

semiannual report
December 31, 2014

Janus Multi-Sector Income Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Multi-Sector Income Fund

Janus Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT
The Fund will typically hold 35% to 65% below investment grade bonds while seeking consistent high current income and capital appreciation. Our approach leverages a bottom-up, fundamentally driven process that focuses on credit-oriented investments.
John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, the Janus Multi-Sector Income Fund Class I Shares returned -0.36%, compared with 1.96% for its primary benchmark, the Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

After the U.S. economy kicked off 2014 with a winter-related slowdown, the U.S. economy recovered and gathered momentum in the second half of the year. Economic growth abroad deteriorated, however. Uneven global growth created a push and pull within the U.S. fixed income market. Prices on fixed income risk assets, like high yield, fell. Long-end Treasurys (those with maturities of 10 years or more) benefited from safe-haven purchases, especially from foreign investors. Yields on the 10-year and 30-year Treasurys continued to defy expectations by declining.

A risk-averse mentality grew in the second half of the year as the global economic outlook darkened and plummeting oil prices fueled overall volatility in the fixed income market. However, with U.S. growth bucking the global trend, the Federal Reserve (Fed) remained on track to hike rates in the second half of 2015. This pushed yields on the short-end of the curve upward. With long-end yields contained and front-end yields higher, the U.S. yield curve flattened. The flattening curve signaled concern that slowing global growth will create headwinds for the U.S. economy.

PERFORMANCE DISCUSSION

We continue to believe that the most effective way to generate consistent risk-adjusted outperformance long term is by bottom-up security selection based on fundamental research. However, macroeconomic challenges, in the form of falling crude oil prices and slowing global growth, held sway over the fixed income market during the six-month period, and the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

The sharp decline in crude oil prices late in the period sparked indiscriminate selling in energy-related corporate credit, primarily within the high-yield market, where we had significant exposure. Many of our energy-related credits had ratings in the high-yield market’s “crossover” section, which is just beneath investment grade. We believe this section of the high yield market, in general, offers attractive risk-adjusted returns due to the potential ratings upgrades for these companies. We also believe many of our energy holdings can efficiently produce oil at lower prices.

But, wholesale selling of energy credits meant individual company fundamentals were ignored, in our view. We would add that a significant portion of crude oil’s quarterly decline occurred during the fourth quarter holiday season. That is a low volume period in the high yield market, and we believe the lower trading volume exacerbated price declines.

The independent-energy sector, which comprises exploration and production companies, detracted from the Fund’s relative performance in particular.

Meanwhile, securities on the longer end of the yield curve, which are also longer in duration, rallied generally during the period. The portfolio’s shorter duration versus the benchmark made our yield curve positioning a relative detractor.

Our small out-of-index exposure to bank loans was also a relative detractor.

The Fund’s allocation in mortgage-backed securities (MBS) was its largest asset class contributor on a relative basis. We employed a barbell approach with both high- and low-coupon MBS. Our high-coupon MBS benefitted from low prepayments while our low-coupon MBS are longer in duration, which was a benefit amid declining rates.

In keeping with the Fund’s mandate, its spread carry, or the excess income generated by the Fund’s securities versus those in the Index, was a large relative contributor as well.

Janus Investment Fund | 1

Janus Multi-Sector Income Fund (unaudited)

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We believe that U.S. economic growth has established a strong foundation and that unprecedented monetary stimulus measures abroad could eventually spark the beginnings of a global economic recovery over the next year. In the near term, however, the global economy faces headwinds, such as the threat of deflation and China’s slowing growth. Uncertainty created by the diverging growth and monetary policy trajectories of the U.S. and its major trading partners could drive volatility in the fixed income markets.

First and foremost, we invest according to our two core tenets of seeking capital preservation and risk-adjusted returns. Consequently, we have sought to reduce risk within our portfolio by reducing our exposure to corporate credit, though we remain overweight the benchmark. Within energy, we are focused on less leveraged credits, those cost efficient producers that are hedging their output and, in our view, are solid capital stewards. We expect that volatility in crude oil prices will persist, and given the downside risk this present to energy credit, we have reduced our energy sector exposure. Depending on market conditions, we may reduce our energy sector exposure further and increase exposure to more defensive sectors.

We have also decreased our high yield allocation, generally, and boosted our exposure to commercial mortgage-backed securities (CMBS). Our CMBS holdings offer comparable income to high yield bonds, but they are also less volatile, in our view. Moreover, these are seasoned securities, which are backed by de-leveraging real estate assets that have demonstrated consistent cash-flow generation over time.

Meanwhile, the Fed has signaled that it is preparing to exit loose monetary policy, and we believe near-term global growth concerns and tame inflation trends may contain long-end Treasury rates. We are also mindful of stepped up Treasury purchases by foreign investors hungry for yield. As part of our defensive positioning, we have increased our Treasury exposure. We also believe it is prudent at this juncture for the Fund’s overall duration to be relatively closer to the benchmark’s and allow for flexibility to adjust upward or downward as conditions warrant.

On the securitized front, the MBS sector’s favorable supply/demand profile should keep spread levels tight, in our view. However, we also believe that the fixed income market is vulnerable to increased volatility over the near term. Our MBS allocation is defensively positioned to weather volatility and for the current flattening yield curve through the use of higher coupon MBS, in our view. MBS generally does better in a market with lower volatility, so we have decreased our MBS allocation overall. We remain underweight MBS versus the benchmark.

Meanwhile, solid U.S. economic growth bodes well for corporate prospects. Moreover, with yields low, corporate credit will continue to be in demand. Nevertheless, at this stage in the credit cycle, companies are re-leveraging their balance sheets through share repurchases and expensive acquisitions. Selectivity is key, and that plays to our bottom-up, fundamental process of focusing on strong balance sheets and managements.

On behalf of each member of our investment team, thank you for your investment in Janus Multi-Sector Income Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

2 | DECEMBER 31, 2014

(unaudited)

Janus Multi-Sector Income Fund At A Glance

Fund Profile
December 31, 2014

Weighted Average Maturity	8.3 Years
Average Effective Duration*	4.5 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.80%
With Reimbursement	4.12%
Class A Shares at MOP
Without Reimbursement	2.67%
With Reimbursement	3.92%
Class C Shares***
Without Reimbursement	2.04%
With Reimbursement	3.36%
Class D Shares
Without Reimbursement	2.90%
With Reimbursement	4.22%
Class I Shares
Without Reimbursement	3.06%
With Reimbursement	4.38%
Class N Shares
Without Reimbursement	3.06%
With Reimbursement	4.38%
Class S Shares
Without Reimbursement	2.56%
With Reimbursement	3.88%
Class T Shares
Without Reimbursement	2.81%
With Reimbursement	4.13%
Number of Bonds/Notes	135

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
December 31, 2014

AA	22.1%
A	2.2%
BBB	11.8%
BB	16.4%
B	20.2%
CCC	13.9%
D	0.8%
Not Rated	11.0%
Other	1.6%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2014

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Janus Investment Fund | 3

Janus Multi-Sector Income Fund (unaudited)

Performance

Cumulative Total Return – for the period ended December 31, 2014			Expense Ratios – per the October 28, 2014 prospectuses (estimated for the fiscal year)
	Fiscal	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Inception*	Operating Expenses	Operating Expenses

Janus Multi-Sector Income Fund – Class A Shares

NAV	–0.49%	2.33%	1.97%	0.98%

MOP	–5.25%	–2.55%

Janus Multi-Sector Income Fund – Class C Shares

NAV	–0.87%	1.69%	2.73%	1.73%

CDSC	–1.84%	0.71%

Janus Multi-Sector Income Fund – Class D Shares(1)	–0.43%	2.38%	1.84%	0.85%

Janus Multi-Sector Income Fund – Class I Shares	–0.36%	2.54%	1.72%	0.73%

Janus Multi-Sector Income Fund – Class N Shares	–0.36%	2.55%	1.69%	0.71%

Janus Multi-Sector Income Fund – Class S Shares	–0.61%	2.12%	2.19%	1.21%

Janus Multi-Sector Income Fund – Class T Shares	–0.49%	2.33%	1.94%	0.96%

Barclays U.S. Aggregate Bond Index	1.96%	3.87%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Fund’s assets exceeding the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2014
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Multi-Sector Income Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$995.10	$4.98	$1,000.00	$1,020.21	$5.04	0.99%

Class C Shares	$1,000.00	$991.30	$8.78	$1,000.00	$1,016.38	$8.89	1.75%

Class D Shares	$1,000.00	$995.70	$4.43	$1,000.00	$1,020.77	$4.48	0.88%

Class I Shares	$1,000.00	$996.40	$3.67	$1,000.00	$1,021.53	$3.72	0.73%

Class N Shares	$1,000.00	$996.40	$3.67	$1,000.00	$1,021.53	$3.72	0.73%

Class S Shares	$1,000.00	$993.90	$6.18	$1,000.00	$1,019.00	$6.26	1.23%

Class T Shares	$1,000.00	$995.10	$4.93	$1,000.00	$1,020.27	$4.99	0.98%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount			Value

Asset-Backed/Commercial Mortgage-Backed Securities – 19.9%
	$125,000	American Homes 4 Rent 2014-SFR1 3.5000%, 6/17/31 (144A),‡	$116,676
	122,000	Banc of America Commercial Mortgage Trust 2006-6 5.5100%, 10/10/45	114,259
	210,000	BHMS 2014-ATLS Mortgage Trust 6.2460%, 7/5/33 (144A)	212,228
	130,482	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	132,317
	125,000	Colony American Homes 2014-1 3.0500%, 5/17/31 (144A)	119,589
	150,000	COMM 2007-C9 Mortgage Trust 5.7955%, 12/10/49	156,879
	67,291	Credit Suisse Commercial Mortgage Trust Series 2007-C5 5.8700%, 9/15/40	68,839
	130,762	Fannie Mae Connecticut Avenue Securities 5.4195%, 10/25/23‡	141,418
	169,117	Fannie Mae Connecticut Avenue Securities 5.0553%, 11/25/24‡	171,754
EUR	97,228	German Residential Funding 2013-2, Ltd. 3.5810%, 8/27/24‡	123,555
EUR	115,880	German Residential Funding 2013-2, Ltd. 3.0810%, 11/27/24‡	144,307
	475,000	Hilton USA Trust 2013-HLT 5.2216%, 11/5/30 (144A),†	486,667
	120,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.9008%, 4/15/30 (144A),‡	120,150
GBP	148,571	London & Regional Debt Securitisation No 2 PLC 5.8596%, 10/15/15‡	234,429
	120,000	Mach One 2004-1A ULC 5.4500%, 5/28/40 (144A)	120,375
	145,000	Silver Bay Realty 2014-1 Trust 3.4120%, 9/17/31 (144A),‡	139,052
	280,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.4130%, 12/15/43‡	285,300
	130,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6724%, 4/15/47‡	127,550

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $3,067,251)			3,015,344

Bank Loans and Mezzanine Loans – 5.2%
Basic Industry – 0.5%
	72,000	Albaugh, Inc. 6.0000%, 5/31/21‡	70,200
Capital Goods – 0.2%
	31,935	Maxim Crane Works LP 10.2500%, 11/26/18‡	32,095
Consumer Cyclical – 2.1%
	9,950	Caesars Growth Properties Holdings LLC 6.2500%, 5/8/21‡	9,061
	100,000	Cosmopolitan of Las Vegas 0%, 12/19/16(a),‡	100,000
	213,000	Delta 2 Lux Sarl 7.7500%, 7/29/22‡	206,610

			315,671
Consumer Non-Cyclical – 0.2%
	39,000	Air Medical Group Holdings, Inc. 7.6250%, 5/31/18‡	38,415
Energy – 0.7%
	17,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	15,187
	126,000	Templar Energy LLC 8.5000%, 11/25/20‡	90,216

			105,403
Real Estate Investment Trusts (REITs) – 0.4%
	43,000	DTZ U.S. Borrower LLC 9.2500%, 11/4/22‡	42,248
	21,000	ESH Hospitality, Inc. 5.0000%, 6/24/19‡	20,934

			63,182
Technology – 0.8%
	125,370	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	124,796
Transportation – 0.3%
	16,958	OSG Bulk Ships, Inc. 5.2500%, 8/5/19‡	16,491
	23,897	OSG International, Inc. 5.7500%, 8/5/19‡	23,180

			39,671

Total Bank Loans and Mezzanine Loans (cost $832,755)			789,433

Common Stocks – 0.4%
Communications Equipment – 0.4%
	2,358	CommScope Holding Co., Inc.* (cost $51,876)	53,833

Corporate Bonds – 49.5%
Banking – 3.3%
	$115,000	American Express Co. 6.8000%, 9/1/66‡	120,463
EUR	100,000	Bank of Ireland 4.2500%, 6/11/24	119,478
	35,000	Morgan Stanley 4.3500%, 9/8/26	35,209
	90,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	97,614
EUR	100,000	UBS AG 4.7500%, 2/12/26‡	129,611

			502,375
Basic Industry – 1.2%
	51,000	Albemarle Corp. 4.1500%, 12/1/24	51,816
	40,000	Albemarle Corp. 5.4500%, 12/1/44	43,042
	85,000	INVISTA Finance LLC 4.2500%, 10/15/19 (144A)	85,000

			179,858

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount			Value

Brokerage – 2.0%
	$105,000	Charles Schwab Corp. 7.0000%µ	$121,341
	89,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	94,340
	85,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	88,825

			304,506
Capital Goods – 6.2%
	167,000	ADS Tactical, Inc. 11.0000%, 4/1/18 (144A),§	161,990
	120,000	Hunt Cos., Inc. 9.6250%, 3/1/21 (144A)	122,400
	40,000	Martin Marietta Materials, Inc. 1.3331%, 6/30/17‡	40,439
	120,000	Masco Corp. 6.5000%, 8/15/32	122,700
	170,000	Masonite International Corp. 8.2500%, 4/15/21 (144A)	181,475
	125,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	75,000
	106,000	Summit Materials LLC / Summit Materials Finance Corp. 10.5000%, 1/31/20	117,660
	122,000	Vulcan Materials Co. 7.1500%, 11/30/37	124,440

			946,104
Communications – 5.8%
EUR	100,000	Altice SA 7.2500%, 5/15/22 (144A)	122,503
	106,000	DISH DBS Corp. 5.8750%, 11/15/24 (144A)	106,530
	130,000	Entercom Radio LLC 10.5000%, 12/1/19	141,050
	136,000	Harron Communications LP/Harron Finance Corp. 9.1250%, 4/1/20 (144A)	148,240
	69,000	iHeartCommunications, Inc. 9.0000%, 9/15/22 (144A)	67,620
	142,000	National CineMedia LLC 6.0000%, 4/15/22	142,000
	17,000	Scripps Networks Interactive, Inc. 2.7500%, 11/15/19	17,071
	135,000	Univision Communications, Inc. 8.5000%, 5/15/21 (144A)	143,775

			888,789
Consumer Cyclical – 11.3%
	39,000	AV Homes, Inc. 8.5000%, 7/1/19 (144A)	37,635
	85,000	Caesars Entertainment Resort Properties LLC 8.0000%, 10/1/20 (144A)	83,300
	63,000	Century Communities, Inc. 6.8750%, 5/15/22 (144A)	63,000
	55,000	General Motors Co. 4.8750%, 10/2/23	58,850
	6,000	General Motors Co. 6.2500%, 10/2/43	7,168
	29,000	General Motors Co. 5.2000%, 4/1/45	30,595
	60,000	Greektown Holdings LLC/Greektown Mothership Corp. 8.8750%, 3/15/19 (144A)	59,850
	138,000	Landry’s Holdings II, Inc. 10.2500%, 1/1/18 (144A)	142,140
	143,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	151,580
	145,000	MDC Holdings, Inc. 5.5000%, 1/15/24	140,287
	65,000	MDC Holdings, Inc. 6.0000%, 1/15/43	53,950
	55,000	MGM Resorts International 6.7500%, 10/1/20	57,750
	51,000	MGM Resorts International 6.0000%, 3/15/23	51,255
	22,000	Navistar International Corp. 8.2500%, 11/1/21	21,697
	80,000	PF Chang’s China Bistro, Inc. 10.2500%, 6/30/20 (144A)	79,800
	100,000	PulteGroup, Inc. 7.8750%, 6/15/32	113,750
	61,000	Quiksilver, Inc. / QS Wholesale, Inc. 7.8750%, 8/1/18 (144A)	53,680
	22,000	Quiksilver, Inc. / QS Wholesale, Inc. 10.0000%, 8/1/20	15,070
	88,000	ROC Finance LLC / ROC Finance 1 Corp. 12.1250%, 9/1/18 (144A)	92,840
	200,000	Schaeffler Holding Finance BV 6.7500%, 11/15/22 (144A)	209,000
	75,000	Scientific Games International, Inc. 10.0000%, 12/1/22 (144A)	68,719
	120,000	WCI Communities, Inc. 6.8750%, 8/15/21	120,300

			1,712,216
Consumer Non-Cyclical – 8.1%
	10,000	Actavis Funding SCS 3.8500%, 6/15/24	10,051
	9,000	Actavis Funding SCS 4.8500%, 6/15/44	9,133
	145,000	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc. 7.7500%, 10/15/22 (144A)	148,625
	215,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	224,675
	75,000	IGI Laboratories, Inc. 3.7500%, 12/15/19 (144A)	75,469
	145,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	149,350
	33,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42	36,326
	71,000	Owens & Minor, Inc. 4.3750%, 12/15/24	73,563
	68,000	Salix Pharmaceuticals, Ltd. 6.0000%, 1/15/21 (144A)	69,360
	146,000	Simmons Foods, Inc. 7.8750%, 10/1/21 (144A)	143,445
	108,000	SUPERVALU, Inc. 6.7500%, 6/1/21	106,110

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount			Value

Consumer Non-Cyclical – (continued)
	$90,000	SUPERVALU, Inc. 7.7500%, 11/15/22	$88,200
	94,000	Tenet Healthcare Corp. 5.5000%, 3/1/19 (144A)	96,115

			1,230,422
Energy – 3.3%
	70,000	Chesapeake Energy Corp. 3.4806%, 4/15/19‡	68,600
	24,000	DCP Midstream Operating LP 5.6000%, 4/1/44	24,537
	96,000	Endeavor Energy Resources LP / EER Finance, Inc. 7.0000%, 8/15/21 (144A)	84,960
	32,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	32,417
	28,000	Ensco PLC 4.5000%, 10/1/24	27,215
	81,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	99,630
	65,000	QEP Resources, Inc. 5.2500%, 5/1/23	60,775
	118,000	Samson Investment Co. 9.7500%, 2/15/20	48,896
	95,000	Sidewinder Drilling, Inc. 9.7500%, 11/15/19 (144A)	52,963

			499,993
Finance Companies – 0.8%
	100,000	General Electric Capital Corp. 7.1250%µ	116,375
Industrial – 1.1%
	100,000	Brundage-Bone Concrete Pumping, Inc. 10.3750%, 9/1/21 (144A)	102,250
	59,000	Greystar Real Estate Partners LLC 8.2500%, 12/1/22 (144A)	60,033

			162,283
Insurance – 0.2%
	26,000	American International Group, Inc. 8.1750%, 5/15/58‡	35,230
Real Estate Investment Trusts (REITs) – 0.4%
	57,000	Forestar USA Real Estate Group, Inc. 8.5000%, 6/1/22 (144A)	55,575
Technology – 4.0%
	76,000	Alliance Data Systems Corp. 5.3750%, 8/1/22 (144A)	75,050
	105,000	Motorola Solutions, Inc 3.5000%, 9/1/21	105,003
	10,000	Motorola Solutions, Inc. 4.0000%, 9/1/24	10,060
	2,000	Seagate HDD Cayman 4.7500%, 6/1/23	2,078
	139,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	143,193
	69,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	70,697
	200,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A),†	196,304

			602,385
Transportation – 1.8%
	43,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	42,570
	83,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	82,585
	140,000	XPO Logistics, Inc. 7.8750%, 9/1/19 (144A)	146,300

			271,455

Total Corporate Bonds (cost $7,795,568)			7,507,566

Foreign Government Bonds – 0.2%

EUR	22,000	Portugal Obrigacoes do Tesouro OT 5.6500%, 2/15/24 (144A) (cost $35,004)	32,853

Mortgage-Backed Securities – 11.4%
		Fannie Mae Pool:
	129,821	6.5000%, 12/1/28	148,336
	182,047	6.5000%, 5/1/29	211,959
	164,172	6.5000%, 9/1/33	190,215
	107,560	6.5000%, 3/1/35	126,202
	151,896	6.5000%, 12/1/35	175,299
	246,284	4.0000%, 3/1/44	265,738
	88,301	4.0000%, 7/1/44	95,436
	55,860	4.0000%, 8/1/44	60,374
		Freddie Mac Gold Pool:
	193,878	4.5000%, 9/1/44	214,695
		Ginnie Mae I Pool:
	186,280	6.0000%, 1/15/34	218,401
		Ginnie Mae II Pool:
	16,709	5.5000%, 5/20/42	18,850

Total Mortgage-Backed Securities (cost $1,682,500)			1,725,505

Preferred Stocks – 1.5%
Automobiles – 0.6%
	850	Fiat Chrysler Automobiles NV, 7.7850%	91,534
Construction & Engineering – 0%
	125	Citigroup Capital XIII, 7.8750%	3,323
Diversified Telecommunication Services – 0.6%
	1,650	T-Mobile U.S., Inc., 5.5000%	87,434
Household Durables – 0.3%
	350	William Lyon Homes, 6.5000%	37,625

Total Preferred Stocks (cost $206,025)			219,916

U.S. Treasury Notes/Bonds – 10.5%
	$630,000	0.5000%, 11/30/16	628,753
	242,000	2.3750%, 8/15/24	246,481
	362,000	2.2500%, 11/15/24	364,432
	6,000	3.3750%, 5/15/44	6,755
	187,000	3.1250%, 8/15/44	201,317
	141,000	3.0000%, 11/15/44	148,182

Total U.S. Treasury Notes/Bonds (cost $1,593,969)			1,595,920

Investment Companies – 0.9%
Money Markets – 0.9%
	138,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $138,000)	138,000

Total Investments (total cost $15,402,948) – 99.5%			15,078,370

Cash, Receivables and Other Assets, net of Liabilities – 0.5%			80,850

Net Assets – 100%			$15,159,220

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$12,871,751	85.4%
United Kingdom	538,653	3.6
Ireland	387,340	2.6
Greece	224,675	1.5
Germany	209,000	1.4
Taiwan	196,304	1.3
Brazil	149,350	1.0
Switzerland	129,611	0.8
Singapore	124,796	0.8
Luxembourg	122,503	0.8
Italy	91,534	0.6
Portugal	32,853	0.2

Total	$15,078,370	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

JPMorgan Chase & Co.:
British Pound 1/22/15	152,000	$236,842	$1,739
Euro 1/22/15	569,000	688,564	15,984

Total		$925,406	$17,723

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Multi-Sector Income Fund	$5,698,631	37.6%

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Fund	Aggregate Value

Janus Multi-Sector Income Fund	$454,597

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Multi-Sector Income Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	3/5/2014 – 8/5/2014	$164,610	$161,990	1.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Multi-Sector Income Fund
Janus Cash Liquidity Fund LLC	587,152	11,742,237	(12,191,389)	138,000	$–	$242	$138,000

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Multi-Sector Income Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$3,015,344	$–

Bank Loans and Mezzanine Loans	–	789,433	–

Common Stocks	53,833	–	–

Corporate Bonds	–	7,507,566	–

Foreign Government Bonds	–	32,853	–

Mortgage-Backed Securities	–	1,725,505	–

Preferred Stocks	–	219,916	–

U.S. Treasury Notes/Bonds	–	1,595,920	–

Investment Companies	–	138,000	–

Total Investments in Securities	$53,833	$15,024,537	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$17,723	$–

Total Assets	$53,833	$15,042,260	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | DECEMBER 31, 2014

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Janus Multi-Sector Income Fund

Assets:
Investments at cost	$15,402,948
Unaffiliated investments at value	$14,940,370
Affiliated investments at value	138,000
Cash	21,928
Forward currency contracts	17,723
Non-interested Trustees’ deferred compensation	309
Receivables:
Investments sold	5,820
Fund shares sold	10,000
Interest	177,466
Due from adviser	17,189
Other assets	122
Total Assets	15,328,927
Liabilities:
Closed foreign currency contracts	1,254
Payables:
Investments purchased	102,312
Fund shares repurchased	1,397
Dividends	853
Advisory fees	7,946
Fund administration fees	132
Transfer agent fees and expenses	1,274
12b-1 Distribution and shareholder servicing fees	2,401
Non-interested Trustees’ fees and expenses	284
Non-interested Trustees’ deferred compensation fees	309
Accrued expenses and other payables	51,545
Total Liabilities	169,707
Net Assets	$15,159,220

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of December 31, 2014 (unaudited)	Janus Multi-Sector Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$15,481,426
Undistributed net investment income/(loss)*	(74,337)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	58,986
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(306,855)
Total Net Assets	$15,159,220
Net Assets - Class A Shares	$1,978,697
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	201,908
Net Asset Value Per Share(1)	$9.80
Maximum Offering Price Per Share(2)	$10.29
Net Assets - Class C Shares	$1,812,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	184,938
Net Asset Value Per Share(1)	$9.80
Net Assets - Class D Shares	$3,718,724
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	379,458
Net Asset Value Per Share	$9.80
Net Assets - Class I Shares	$1,757,886
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,376
Net Asset Value Per Share	$9.80
Net Assets - Class N Shares	$2,017,269
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	205,840
Net Asset Value Per Share	$9.80
Net Assets - Class S Shares	$1,791,123
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182,766
Net Asset Value Per Share	$9.80
Net Assets - Class T Shares	$2,083,121
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	212,564
Net Asset Value Per Share	$9.80

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.
See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statement of Operations

For the period ended December 31, 2014 (unaudited)	Janus Multi-Sector Income Fund

Investment Income:
Interest	$362,066
Dividends	62
Dividends from affiliates	242
Other income	7,439
Total Investment Income	369,809
Expenses:
Advisory fees	43,893
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,306
Class C Shares	9,118
Class S Shares	2,273
Transfer agent administrative fees and expenses:
Class D Shares	2,123
Class S Shares	2,273
Class T Shares	2,398
Transfer agent networking and omnibus fees:
Class C Shares	22
Other transfer agent fees and expenses:
Class A Shares	105
Class C Shares	150
Class D Shares	485
Class I Shares	42
Class N Shares	25
Class S Shares	26
Class T Shares	50
Shareholder reports expense	202
Registration fees	45,510
Custodian fees	2,738
Professional fees	26,709
Non-interested Trustees’ fees and expenses	286
Fund administration fees	732
Accounting systems fee expense	26,393
Other expenses	788
Total Expenses	168,647
Less: Excess Expense Reimbursement	(94,545)
Net Expenses	74,102
Net Investment Income/(Loss)	295,707
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	47,183
Total Net Realized Gain/(Loss) on Investments	47,183
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(410,628)
Total Change in Unrealized Net Appreciation/Depreciation	(410,628)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(67,738)

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Multi-Sector
	Income Fund
For each period ended December 31 (unaudited) and June 30	2014	2014(1)

Operations:
Net investment income/(loss)	$295,707	$159,090
Net realized gain/(loss) on investments	47,183	85,595
Change in unrealized net appreciation/depreciation	(410,628)	103,773
Net Increase/(Decrease) in Net Assets Resulting from Operations	(67,738)	348,458
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(48,105)	(22,706)
Class C Shares	(40,125)	(18,544)
Class D Shares	(94,209)	(29,980)
Class I Shares	(48,187)	(24,140)
Class N Shares	(52,475)	(24,154)
Class S Shares	(44,634)	(21,601)
Class T Shares	(50,179)	(23,238)
Net Realized Gain from Investment Transactions*
Class A Shares	(7,921)	–
Class C Shares	(7,260)	–
Class D Shares	(14,847)	–
Class I Shares	(7,035)	–
Class N Shares	(8,072)	–
Class S Shares	(7,171)	–
Class T Shares	(8,343)	–
Net Decrease from Dividends and Distributions to Shareholders	(438,563)	(164,363)
Capital Share Transactions:
Shares Sold
Class A Shares	229,815	1,714,286
Class C Shares	30,006	1,754,568
Class D Shares	1,545,741	2,684,391
Class I Shares	6	1,714,286
Class N Shares	262,631	1,714,286
Class S Shares	6	1,758,398
Class T Shares	280,781	1,787,868
Reinvested Dividends and Distributions
Class A Shares	56,026	22,706
Class C Shares	47,385	18,544
Class D Shares	105,639	29,686
Class I Shares	55,222	24,140
Class N Shares	60,547	24,154
Class S Shares	51,805	21,601
Class T Shares	58,505	23,238
Shares Repurchased
Class A Shares	(5,171)	–
Class C Shares	(654)	(77)
Class D Shares	(497,903)	(58,720)
Class N Shares	(2,293)	–
Class S Shares	(1)	(4,120)
Class T Shares	(19,865)	(6,037)
Net Increase/(Decrease) from Capital Share Transactions	2,258,228	13,223,198
Net Increase/(Decrease) in Net Assets	1,751,927	13,407,293
Net Assets:
Beginning of period	13,407,293	–
End of period	$15,159,220	$13,407,293

Undistributed Net Investment Income/(Loss)*	$(74,337)	$7,870

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

	Janus Multi-Sector
For a share outstanding during the period ended December 31, 2014 (unaudited) and the period ended	Income Fund
June 30	2014	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.13(2)
Net gain/(loss) on investments (both realized and unrealized)	(0.25)	0.14
Total from Investment Operations	(0.04)	0.27
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.13)
Distributions (from capital gains)*	(0.04)	–
Total Distributions	(0.30)	(0.13)
Net Asset Value, End of Period	$9.80	$10.14
Total Return**	(0.39)%	2.73%
Net Assets, End of Period (in thousands)	$1,979	$1,762
Average Net Assets for the Period (in thousands)	$1,817	$1,676
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.29%	6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.10%	3.89%
Portfolio Turnover Rate	78%	74%

Class C Shares

	Janus Multi-Sector
For a share outstanding during the period ended December 31, 2014 (unaudited) and the period ended	Income Fund
June 30	2014	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.11(2)
Net gain/(loss) on investments (both realized and unrealized)	(0.25)	0.14
Total from Investment Operations	(0.08)	0.25
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.11)
Distributions (from capital gains)*	(0.04)	–
Total Distributions	(0.26)	(0.11)
Net Asset Value, End of Period	$9.80	$10.14
Total Return**	(0.77)%	2.48%
Net Assets, End of Period (in thousands)	$1,812	$1,798
Average Net Assets for the Period (in thousands)	$1,798	$1,685
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.05%	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.33%	3.14%
Portfolio Turnover Rate	78%	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

	Janus Multi-Sector
For a share outstanding during the period ended December 31, 2014 (unaudited) and the period ended	Income Fund
June 30	2014	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.13(2)
Net gain/(loss) on investments (both realized and unrealized)	(0.24)	0.14
Total from Investment Operations	(0.03)	0.27
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.13)
Distributions (from capital gains)*	(0.04)	–
Total Distributions	(0.31)	(0.13)
Net Asset Value, End of Period	$9.80	$10.14
Total Return**	(0.34)%	2.72%
Net Assets, End of Period (in thousands)	$3,719	$2,690
Average Net Assets for the Period (in thousands)	$3,480	$2,204
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.17%	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.23%	3.90%
Portfolio Turnover Rate	78%	74%

Class I Shares

	Janus Multi-Sector
For a share outstanding during the period ended December 31, 2014 (unaudited) and the period ended	Income Fund
June 30	2014	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(2)	0.14(2)
Net gain/(loss) on investments (both realized and unrealized)	(0.25)	0.14
Total from Investment Operations	(0.03)	0.28
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.14)
Distributions (from capital gains)*	(0.04)	–
Total Distributions	(0.31)	(0.14)
Net Asset Value, End of Period	$9.80	$10.14
Total Return**	(0.26)%	2.81%
Net Assets, End of Period (in thousands)	$1,758	$1,763
Average Net Assets for the Period (in thousands)	$1,757	$1,677
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.03%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.34%	4.15%
Portfolio Turnover Rate	78%	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class N Shares

	Janus Multi-Sector
For a share outstanding during the period ended December 31, 2014 (unaudited) and the period ended	Income Fund
June 30	2014	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(2)	0.14(2)
Net gain/(loss) on investments (both realized and unrealized)	(0.25)	0.14
Total from Investment Operations	(0.03)	0.28
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.14)
Distributions (from capital gains)*	(0.04)	–
Total Distributions	(0.31)	(0.14)
Net Asset Value, End of Period	$9.80	$10.14
Total Return**	(0.26)%	2.82%
Net Assets, End of Period (in thousands)	$2,017	$1,763
Average Net Assets for the Period (in thousands)	$1,895	$1,677
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.03%	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.36%	4.15%
Portfolio Turnover Rate	78%	74%

Class S Shares

	Janus Multi-Sector
For a share outstanding during the period ended December 31, 2014 (unaudited) and the period ended	Income Fund
June 30	2014	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.12(2)
Net gain/(loss) on investments (both realized and unrealized)	(0.24)	0.14
Total from Investment Operations	(0.05)	0.26
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.12)
Distributions (from capital gains)*	(0.04)	–
Total Distributions	(0.29)	(0.12)
Net Asset Value, End of Period	$9.80	$10.14
Total Return**	(0.52)%	2.65%
Net Assets, End of Period (in thousands)	$1,791	$1,801
Average Net Assets for the Period (in thousands)	$1,793	$1,699
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.53%	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.23%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.84%	3.65%
Portfolio Turnover Rate	78%	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class T Shares

	Janus Multi-Sector
For a share outstanding during the period ended December 31, 2014 (unaudited) and the period ended	Income Fund
June 30	2014	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.13(2)
Net gain/(loss) on investments (both realized and unrealized)	(0.25)	0.14
Total from Investment Operations	(0.04)	0.27
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.13)
Distributions (from capital gains)*	(0.04)	–
Total Distributions	(0.30)	(0.13)
Net Asset Value, End of Period	$9.80	$10.14
Total Return**	(0.39)%	2.73%
Net Assets, End of Period (in thousands)	$2,083	$1,831
Average Net Assets for the Period (in thousands)	$1,889	$1,716
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.28%	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.10%	3.89%
Portfolio Turnover Rate	78%	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

22 | DECEMBER 31, 2014

Dividend Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2014 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short

24 | DECEMBER 31, 2014

sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investments and foreign currency transactions” on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward contracts during the period ended December 31, 2014.

Fund	Sold

Janus Multi-Sector Income Fund	$1,174,238

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

	Asset Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Multi-Sector Income Fund
Currency Contracts	Forward currency contracts	17,723

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2014

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments and foreign currency transactions

Janus Multi-Sector Income Fund
Currency Contracts	$110,547

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments, foreign currency translations and non-interested Trustees’ deferred compensation

Janus Multi-Sector Income Fund
Currency Contracts	$30,004

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and

26 | DECEMBER 31, 2014

refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

JPMorgan Chase & Co.	$17,723	$–	$–	$17,723

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

28 | DECEMBER 31, 2014

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Fund	of the Fund		Advisory Fee (%)

Janus Multi-Sector Income Fund	First $	200 Million	0.60
	Next $	500 Million	0.57
	Over $	700 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Multi-Sector Income Fund	0.71

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2014, Janus Capital reimbursed the Fund $94,545 of fees and expenses that are eligible for recoupment. As of December 31, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $306,305. The recoupment of such reimbursements expires February 28, 2017.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund

30 | DECEMBER 31, 2014

administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Multi-Sector Income Fund	$1,040

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2014.

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Multi-Sector Income Fund - Class A Shares	89%	12%
Janus Multi-Sector Income Fund - Class C Shares	96	12
Janus Multi-Sector Income Fund - Class D Shares	48	12
Janus Multi-Sector Income Fund - Class I Shares	100	12
Janus Multi-Sector Income Fund - Class N Shares	88	12
Janus Multi-Sector Income Fund - Class S Shares	98	12
Janus Multi-Sector Income Fund - Class T Shares	84	12

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Multi-Sector Income Fund	$15,404,485	$125,297	$(451,412)	$(326,115)

6.	Capital Share Transactions

	Janus Multi-Sector
	Income Fund
For the period ended December 31 (unaudited) and the period ended June 30	2014	2014(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	23,104	171,428
Reinvested dividends and distributions	5,641	2,250
Shares repurchased	(515)	–
Net Increase/(Decrease) in Fund Shares	28,230	173,678
Shares Outstanding, Beginning of Period	173,678	–
Shares Outstanding, End of Period	201,908	173,678
Transactions in Fund Shares – Class C Shares:
Shares sold	3,000	175,403
Reinvested dividends and distributions	4,772	1,837
Shares repurchased	(66)	(8)
Net Increase/(Decrease) in Fund Shares	7,706	177,232
Shares Outstanding, Beginning of Period	177,232	–
Shares Outstanding, End of Period	184,938	177,232

32 | DECEMBER 31, 2014

	Janus Multi-Sector
	Income Fund
For the period ended December 31 (unaudited) and the period ended June 30	2014	2014(1)

Transactions in Fund Shares – Class D Shares:
Shares sold	153,647	268,015
Reinvested dividends and distributions	10,637	2,940
Shares repurchased	(49,983)	(5,798)
Net Increase/(Decrease) in Fund Shares	114,301	265,157
Shares Outstanding, Beginning of Period	265,157	–
Shares Outstanding, End of Period	379,458	265,157
Transactions in Fund Shares – Class I Shares:
Shares sold	–	171,429
Reinvested dividends and distributions	5,555	2,392
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	5,555	173,821
Shares Outstanding, Beginning of Period	173,821	–
Shares Outstanding, End of Period	179,376	173,821
Transactions in Fund Shares – Class N Shares:
Shares sold	26,154	171,429
Reinvested dividends and distributions	6,094	2,393
Shares repurchased	(230)	–
Net Increase/(Decrease) in Fund Shares	32,018	173,822
Shares Outstanding, Beginning of Period	173,822	–
Shares Outstanding, End of Period	205,840	173,822
Transactions in Fund Shares – Class S Shares:
Shares sold	–	175,818
Reinvested dividends and distributions	5,214	2,140
Shares repurchased	–	(406)
Net Increase/(Decrease) in Fund Shares	5,214	177,552
Shares Outstanding, Beginning of Period	177,552	–
Shares Outstanding, End of Period	182,766	177,552
Transactions in Fund Shares – Class T Shares:
Shares sold	28,215	178,754
Reinvested dividends and distributions	5,890	2,302
Shares repurchased	(2,000)	(597)
Net Increase/(Decrease) in Fund Shares	32,105	180,459
Shares Outstanding, Beginning of Period	180,459	–
Shares Outstanding, End of Period	212,564	180,459
(1) Period from February 28, 2014 (inception date) through June 30, 2014.

7.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Multi-Sector Income Fund	$10,835,417	$8,863,592	$2,528,703	$1,991,578

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Multi-Sector Income Fund and Janus Unconstrained Bond Fund (renamed Janus Global Unconstrained Bond Fund effective October 6, 2014) (each a “New Fund” and collectively, the “New Funds”), met on November 7, 2013 to consider the proposed investment advisory agreement for each New Fund. In the course of their consideration of each of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for each New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for each New Fund for an initial term through February 2016, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategies of each New Fund and the similar type services currently provided by Janus Capital to other funds in the complex. In addition, the Trustees reviewed the resources and key personnel of Janus Capital that will be providing investment and risk management services to each New Fund. The Trustees also considered other services provided to the New Funds by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees noted the use of Quantum, a system built by Janus Capital, to analyze portfolio risk. The Trustees considered Janus Capital’s role as administrator to each New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to each New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of each New Fund’s proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Funds effectively.

Costs of Services Provided
The Trustees noted the information regarding the proposed fees and expenses of each New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital to non-mutual fund clients, including those for which Janus Capital provides only portfolio management services. The Trustees noted servicing that is provided by Janus Capital for each New Fund relative to those other clients, including regulatory compliance and administration

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

services, and that, in serving the New Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the proposed advisory fee payable by each New Fund was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement for each New Fund agreed to by Janus Capital. The Trustees noted the differences in investment style between each New Fund that resulted in differences in fee rates, taking into consideration the peer group selection and the fees charged by those peers.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of each New Fund increase. The Trustees noted that the proposed annual advisory fee rates, which included potential breakpoints as assets increased, provided the opportunity for shareholders to share the benefits of any economies of scale that may be present. The Trustees also noted that each New Fund is part of the overall Janus funds complex, which means, among other things, that the New Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Funds. They recognized that two affiliates of Janus Capital separately serve the New Funds as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements, and the fees to be paid by each New Fund under those agreements, each New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. The Trustees considered potential benefits to Janus Capital and its affiliates from Janus Capital’s participation in creditor committees formed to address issues related to investments by each New Fund. They concluded that the success of the New Funds could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Funds.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for each New Fund.

36 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 37

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

38 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 39

Notes

40 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81206	125-24-93028 02-15

semiannual report
December 31, 2014

Janus Real Return Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Real Return Fund

Janus Real Return Fund (unaudited)

FUND SNAPSHOT
The Fund employs a bottom-up fundamentally driven investment process designed to protect against the potential for inflationary or deflationary environments. The nontraditional portfolio invests across a broad range of fixed income securities, including short-duration high yield.
Gibson Smith co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, Janus Real Return Fund’s Class I Shares returned -1.64% compared with -3.10% for its primary benchmark, the Barclays U.S. 1-5 Year TIPS Index, and -0.49% for its secondary benchmark, the Consumer Price Index (CPI) + 2%.

MARKET ENVIRONMENT

The yield on the two-year Treasury rose as the U.S. economy gathered momentum and a market consensus formed that a rate hike by the Federal Reserve (Fed) was in the offing in 2015. The Fed’s benchmark rates are short-term; thus, the short end of the yield curve is typically tied to the direction of the Fed’s benchmark rates. However, inflation pressure remained extremely low, with year-over-year CPI growth of 0.8% as of December 2014.

Corporate credit spreads widened in the final six months of 2014. Concerns about global economic growth and increased market volatility prompted a rotation out of fixed income risk assets at various points during the period. Moreover, due to the prevalence of energy sector-related issuance in the high-yield market, that market suffered widespread selling when a global oversupply of crude oil sent crude oil prices into a tailspin. The front month price of the light, sweet crude contract on the New York Mercantile Exchange fell 42% in the fourth quarter alone. Yields on the long-end of the curve declined amid disinflation and economic growth concerns globally.

PERFORMANCE DISCUSSION

The Janus Real Return Fund outperformed its primary benchmark, the Barclays U.S. 1-5 Year TIPS Index, during the period.

Our out-of-index allocation to corporate credit was large driver of outperformance. Moreover, the additional income, or spread carry, that our credit investments generated compared with the Treasury Inflation-Protected Securities (TIPS) in the benchmark was another major relative contributor.

As of December 31, 2014, the Fund held a 0.81% weighting to equities, 10.93% in Treasury securities and 86.94% in corporate credit, primarily high-yield credit. The remainder included small allocations in bank loans and convertibles. Most of the portfolio was invested in U.S. corporate and government securities.

The corporates segment consists mainly of short duration high-yield securities. We believe short duration high-yield securities offer solid risk-adjusted return potential in a low rate environment as corporate balance sheets are the strongest they have been in recent history.

We also believe short duration high-yield securities offer better risk-adjusted returns than TIPS. The Fed’s highly accommodative monetary policy has artificially suppressed real yields. As this has made the low levels of real yields unsustainable, TIPS prices have downside risk as rates normalize, in our view. In October, the Fed ended its quantitative easing program in a first step in normalizing its monetary policy. Real yields are negative, so we have opted for nominal rate exposure through an out-of-index allocation in Treasurys. While our Treasury exposure was still significantly smaller than our corporate exposure, it was a relative contributor.

The Fund’s small out-of-index allocation to common stock was a relative detractor.

While our corporate credit allocation was a relative contributor overall, the Fund’s exposure to the independent-energy sector was a significant relative detractor amid the sharp decline in crude oil prices. On an individual credit basis, Samson Resources, an oil and natural gas producer, was our largest individual credit detractor. There were investor concerns about the firm’s facing potential liquidity challenges and rising leverage amid weakening margins and cash flow. We have since reduced our position in the Fund.

Janus Investment Fund | 1

Janus Real Return Fund (unaudited)

OUTLOOK

We believe that U.S. economic growth has established a strong foundation. In the near term, however, the global economy faces headwinds, such as the threat of deflation and China’s slowing growth. Uncertainty created by the diverging growth and monetary policy trajectories of the U.S. and its major trading partners could drive volatility in the fixed income markets.

Volatility will remain a key consideration for us as we continue to invest according to our two core tenets of seeking capital preservation and risk-adjusted returns.

While the Fed has signaled that it is preparing to exit loose monetary policy, we believe near-term global growth concerns and tame inflation trends may contain long-end Treasury rates.

Solid U.S. economic growth bodes well for corporate prospects. With yields low, higher yielding corporate credit will continue to be in demand. Nevertheless, at this stage in the credit cycle, companies are re-leveraging their balance sheets through share repurchases and expensive acquisitions. Selectivity is key, and that plays to our bottom-up, fundamental process of focusing on strong balance sheets and managements.

Not taking on excessive risk, being diversified and defensive in one’s positioning does not require giving up solid risk-adjusted returns. When the U.S. fixed income market begins to register signs of a global economic recovery, a portfolio that didn’t take excessive bets and instead, focused on capital preservation and risk-adjusted returns should have the flexibility to take advantage of the opportunities that arise.

Thank you for your investment in Janus Real Return Fund.

2 | DECEMBER 31, 2014

(unaudited)

Janus Real Return Fund At A Glance

Fund Profile
December 31, 2014

Weighted Average Maturity	5.8 Years
Average Effective Duration*	2.8 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	3.48%
With Reimbursement	4.15%
Class A Shares at MOP
Without Reimbursement	3.32%
With Reimbursement	3.95%
Class C Shares***
Without Reimbursement	2.73%
With Reimbursement	3.40%
Class D Shares
Without Reimbursement	3.57%
With Reimbursement	4.24%
Class I Shares
Without Reimbursement	3.74%
With Reimbursement	4.41%
Class S Shares
Without Reimbursement	3.25%
With Reimbursement	3.92%
Class T Shares
Without Reimbursement	3.50%
With Reimbursement	4.17%
Number of Bonds/Notes	85

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
December 31, 2014

AA	10.9%
A	1.3%
BBB	13.6%
BB	48.8%
B	22.1%
CCC	2.4%
Not Rated	0.3%
Other	0.6%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2014

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Janus Investment Fund | 3

Janus Real Return Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014				Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Real Return Fund – Class A Shares

NAV	–1.75%	0.92%	0.74%	2.15%	0.72%

MOP	–6.45%	–3.88%	–0.88%

Janus Real Return Fund – Class C Shares

NAV	–2.04%	0.16%	0.00%	2.90%	1.47%

CDSC	–3.00%	–0.82%	0.00%

Janus Real Return Fund – Class D Shares(1)	–1.60%	1.02%	0.86%	2.08%	0.62%

Janus Real Return Fund – Class I Shares	–1.64%	1.16%	0.99%	1.88%	0.48%

Janus Real Return Fund – Class S Shares	–1.86%	0.80%	0.64%	2.37%	0.97%

Janus Real Return Fund – Class T Shares	–1.75%	1.00%	0.87%	2.16%	0.73%

Barclays U.S. 1-5 Year TIPS Index	–3.10%	–1.13%	0.23%

Consumer Price Index (CPI) + 2%	–0.49%	2.76%	3.07%**

Morningstar Quartile – Class I Shares	–	4th	4th

Morningstar Ranking – based on total returns for Multisector Bond Funds	–	257/284	214/221

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

® 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date — May 13, 2011
**	The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Real Return Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$982.50	$4.65	$1,000.00	$1,020.52	$4.74	0.93%

Class C Shares	$1,000.00	$979.60	$8.43	$1,000.00	$1,016.69	$8.59	1.69%

Class D Shares	$1,000.00	$984.00	$4.20	$1,000.00	$1,020.97	$4.28	0.84%

Class I Shares	$1,000.00	$983.60	$3.35	$1,000.00	$1,021.83	$3.41	0.67%

Class S Shares	$1,000.00	$981.40	$5.84	$1,000.00	$1,019.31	$5.96	1.17%

Class T Shares	$1,000.00	$982.50	$4.60	$1,000.00	$1,020.57	$4.69	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Real Return Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Bank Loans and Mezzanine Loans – 1.3%
Technology – 1.3%
$184,075	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡ (cost $184,250)	$183,232

Corporate Bonds – 85.7%
Banking – 5.0%
100,000	American Express Co. 6.8000%, 9/1/66‡	104,750
66,000	Bank of America Corp. 8.0000%µ	70,867
11,000	Goldman Sachs Group, Inc. 5.7000%µ	11,127
40,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	40,400
175,000	Royal Bank of Scotland Group PLC 4.7000%, 7/3/18	181,115
157,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	159,699
125,000	Wells Fargo & Co. 7.9800%µ	137,969

		705,927
Basic Industry – 3.2%
70,000	ArcelorMittal 4.2500%, 3/1/16	71,750
72,000	Ashland, Inc. 3.0000%, 3/15/16	72,360
50,000	Ashland, Inc. 3.8750%, 4/15/18	50,500
31,111	FMG Resources August 2006 Pty, Ltd. 6.8750%, 2/1/18 (144A)	28,233
100,000	Georgia-Pacific LLC 7.7000%, 6/15/15	102,898
124,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	128,030

		453,771
Brokerage – 1.7%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	69,550
126,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	133,560
34,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	35,251

		238,361
Capital Goods – 9.3%
185,000	ADS Tactical, Inc. 11.0000%, 4/1/18 (144A),§	179,450
213,000	Ahern Rentals, Inc. 9.5000%, 6/15/18 (144A)	220,455
274,000	CNH Industrial Capital LLC 3.8750%, 11/1/15	275,370
98,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	96,530
13,000	Exelis, Inc. 4.2500%, 10/1/16	13,445
120,000	FLIR Systems, Inc. 3.7500%, 9/1/16	124,385
117,000	Masonite International Corp. 8.2500%, 4/15/21 (144A)	124,898
130,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	78,000
187,000	Sealed Air Corp. 8.3750%, 9/15/21 (144A)	208,972
8,000	Vulcan Materials Co. 7.0000%, 6/15/18	8,800

		1,330,305
Communications – 9.3%
200,000	DISH DBS Corp. 4.6250%, 7/15/17	206,750
200,000	Frontier Communications Corp. 8.1250%, 10/1/18	224,500
145,000	Sprint Communications, Inc. 8.3750%, 8/15/17	156,419
179,000	T-Mobile USA, Inc. 6.0000%, 3/1/23	179,447
262,000	Univision Communications, Inc. 7.8750%, 11/1/20 (144A)	279,030
250,000	Windstream Corp. 7.8750%, 11/1/17	270,625

		1,316,771
Consumer Cyclical – 13.6%
160,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	168,000
110,000	DR Horton, Inc. 3.7500%, 3/1/19	108,900
325,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	341,272
250,000	Lennar Corp. 4.7500%, 12/15/17	256,250
469,000	Meritage Homes Corp. 4.5000%, 3/1/18	469,000
290,000	MGM Resorts International 7.5000%, 6/1/16	305,950
268,000	Sally Holdings LLC / Sally Capital, Inc. 6.8750%, 11/15/19	284,750

		1,934,122
Consumer Non-Cyclical – 12.0%
125,000	Capsugel SA 7.0000%, 5/15/19 (144A)	126,250
190,000	Constellation Brands, Inc. 7.2500%, 9/1/16	205,200
135,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	141,075
250,000	HCA, Inc. 6.5000%, 2/15/16	260,937
190,000	Jarden Corp. 7.5000%, 5/1/17	208,050
144,000	Owens & Minor, Inc. 4.3750%, 12/15/24	149,198
173,000	SUPERVALU, Inc. 6.7500%, 6/1/21	169,973
414,000	Tenet Healthcare Corp. 6.2500%, 11/1/18	449,190

		1,709,873
Electric – 0.7%
97,000	AES Corp. 9.7500%, 4/15/16	105,973

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Real Return Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Energy – 20.2%
$61,000	California Resources Corp. 5.5000%, 9/15/21 (144A)	$52,155
4,000	California Resources Corp. 6.0000%, 11/15/24 (144A)	3,380
122,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	121,695
143,000	Chesapeake Energy Corp. 7.2500%, 12/15/18	156,585
206,000	Chesapeake Energy Corp. 3.4806%, 4/15/19‡	201,880
352,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	360,800
73,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	78,475
156,000	EP Energy LLC / Everest Acquisition Finance, Inc. 6.8750%, 5/1/19	158,340
190,000	Frontier Oil Corp. 6.8750%, 11/15/18	193,800
435,000	Holly Energy Partners LP / Holly Energy Finance Corp. 6.5000%, 3/1/20	430,650
2,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	2,076
73,000	Natural Resource Partners LP / NRP Finance Corp. 9.1250%, 10/1/18	70,810
71,000	Oceaneering International, Inc. 4.6500%, 11/15/24	69,520
411,000	Sabine Pass LNG LP 7.5000%, 11/30/16	427,440
113,000	Samson Investment Co.‡ 9.7500%, 2/15/20	46,824
346,000	SM Energy Co. 6.6250%, 2/15/19	339,080
179,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	167,365

		2,880,875
Finance Companies – 3.9%
290,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	290,217
70,000	GE Capital Trust I 6.3750%, 11/15/67‡	75,394
190,000	Navient Corp. 5.0000%, 4/15/15	191,425

		557,036
Insurance – 1.5%
200,000	Centene Corp. 5.7500%, 6/1/17	212,000
Real Estate Investment Trusts (REITs) – 2.4%
40,000	Forest City Enterprises, Inc. 3.6250%, 8/15/20	42,550
288,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	303,590

		346,140
Transportation – 2.9%
34,000	Eletson Holdings 9.6250%, 1/15/22 (144A)	33,320
137,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	135,630
122,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	121,390
123,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	124,693

		415,033

Total Corporate Bonds (cost $12,484,175)		12,206,187

Preferred Stocks – 0.8%
Commercial Banks – 0.5%
3,175	Royal Bank of Scotland Group PLC, 6.3500%	$78,581
Construction & Engineering – 0.3%
1,350	Citigroup Capital XIII, 7.8750%	35,883

Total Preferred Stocks (cost $109,285)		114,464

U.S. Treasury Notes/Bonds – 10.9%
$70,000	0.3750%, 10/31/16	69,710
854,000	0.5000%, 11/30/16	851,409
266,000	0.6250%, 12/31/16	265,647
5,000	1.0000%, 9/15/17	5,003
8,000	0.8750%, 10/15/17	7,969
35,000	2.3750%, 8/15/24	35,648
115,000	2.2500%, 11/15/24	115,773
1,000	3.1250%, 8/15/44	1,077
187,000	3.0000%, 11/15/44	196,525

Total U.S. Treasury Notes/Bonds (cost $1,541,151)		1,548,761

Investment Companies – 0.5%
Money Markets – 0.5%
68,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $68,000)	68,000

Total Investments (total cost $14,386,861) – 99.2%		14,120,644

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		119,021

Net Assets – 100%		$14,239,665

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$13,203,239	93.5%
United Kingdom	459,795	3.3
Singapore	183,232	1.3
Greece	174,395	1.2
Luxembourg	71,750	0.5
Australia	28,233	0.2

Total	$14,120,644	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. 1-5 year TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one to 5 years remaining maturity with total outstanding issue size of $500M or more.

Consumer Price Index (CPI) + 2%	The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services plus 200 basis points

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Real Return Fund	$2,237,148	15.7%

°°	Rate shown is the 7-day yield as of December 31, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Real Return Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	11/19/13	$166,808	$179,450	1.3%

The Fund has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Real Return Fund
Janus Cash Liquidity Fund LLC	119,101	5,635,208	(5,686,309)	68,000	$–	$241	$68,000

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Real Return Fund
Assets
Investments in Securities:
Bank Loans and Mezzanine Loans	$–	$183,232	$–

Corporate Bonds	–	12,206,187	–

Preferred Stocks	–	114,464	–

U.S. Treasury Notes/Bonds	–	1,548,761	–

Investment Companies	–	68,000	–

Total Assets	$–	$14,120,644	$–

10 | DECEMBER 31, 2014

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Janus Real Return Fund

Assets:
Investments at cost	$14,386,861
Unaffiliated investments at value	$14,052,644
Affiliated investments at value	68,000
Cash	990
Non-interested Trustees’ deferred compensation	291
Receivables:
Fund shares sold	3,076
Dividends from affiliates	6
Foreign dividend tax reclaim	250
Interest	178,535
Due from adviser	8,455
Other assets	669
Total Assets	14,312,916
Liabilities:
Payables:
Fund shares repurchased	3,216
Dividends	153
Advisory fees	6,884
Fund administration fees	125
Transfer agent fees and expenses	2,036
12b-1 Distribution and shareholder servicing fees	2,434
Non-interested Trustees’ fees and expenses	89
Non-interested Trustees’ deferred compensation fees	291
Accrued expenses and other payables	58,023
Total Liabilities	73,251
Net Assets	$14,239,665

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 11

Statement of Assets and Liabilities  (continued)

As of December 31, 2014 (unaudited)	Janus Real Return Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$14,979,622
Undistributed net investment income/(loss)*	(12,834)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(460,887)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(266,236)
Total Net Assets	$14,239,665
Net Assets - Class A Shares	$2,269,157
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	236,829
Net Asset Value Per Share(1)	$9.58
Maximum Offering Price Per Share(2)	$10.06
Net Assets - Class C Shares	$1,999,423
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	209,653
Net Asset Value Per Share(1)	$9.54
Net Assets - Class D Shares	$4,337,082
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	452,011
Net Asset Value Per Share	$9.60
Net Assets - Class I Shares	$2,232,059
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	234,200
Net Asset Value Per Share	$9.53
Net Assets - Class S Shares	$805,614
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83,901
Net Asset Value Per Share	$9.60
Net Assets - Class T Shares	$2,596,330
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	271,564
Net Asset Value Per Share	$9.56

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.
See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Statement of Operations

For the period ended December 31, 2014 (unaudited)	Janus Real Return Fund

Investment Income:
Interest	$324,652
Dividends	4,315
Dividends from affiliates	241
Other income	16,526
Total Investment Income	345,734
Expenses:
Advisory fees	42,453
12b-1 Distribution and shareholder servicing fees:
Class A Shares	3,120
Class C Shares	10,269
Class S Shares	1,360
Transfer agent administrative fees and expenses:
Class D Shares	2,889
Class S Shares	1,360
Class T Shares	3,282
Other transfer agent fees and expenses:
Class A Shares	158
Class C Shares	157
Class D Shares	1,227
Class I Shares	79
Class S Shares	3
Class T Shares	73
Shareholder reports expense	1,351
Registration fees	42,686
Custodian fees	971
Professional fees	6,271
Non-interested Trustees’ fees and expenses	124
Fund administration fees	772
Accounting systems fee expense	17,421
Other expenses	122
Total Expenses	136,148
Less: Excess Expense Reimbursement	(60,752)
Net Expenses	75,396
Net Investment Income/(Loss)	270,338
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	24,465
Total Net Realized Gain/(Loss) on Investments	24,465
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(581,883)
Total Change in Unrealized Net Appreciation/Depreciation	(581,883)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(287,080)

See Notes to Financial Statements.

Janus Investment Fund | 13

Statements of Changes in Net Assets

	Janus Real Return Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$270,338	$443,206
Net realized gain/(loss) on investments	24,465	51,464
Change in unrealized net appreciation/depreciation	(581,883)	460,411
Net Increase/(Decrease) in Net Assets Resulting from Operations	(287,080)	955,081
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(47,077)	(59,954)
Class C Shares	(31,253)	(37,303)
Class D Shares	(92,011)	(159,214)
Class I Shares	(46,586)	(63,621)
Class S Shares	(18,502)	(50,351)
Class T Shares	(49,987)	(72,872)
Net Realized Gain from Investment Transactions*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(285,416)	(443,315)
Capital Share Transactions:
Shares Sold
Class A Shares	62,440	503,017
Class C Shares	3,002	25,061
Class D Shares	1,060,034	3,668,660
Class I Shares	5,360	70,788
Class S Shares	6	–
Class T Shares	131,964	1,186,019
Reinvested Dividends and Distributions
Class A Shares	47,077	59,954
Class C Shares	31,217	37,303
Class D Shares	87,800	153,889
Class I Shares	46,586	63,621
Class S Shares	18,502	50,351
Class T Shares	49,819	72,872
Shares Repurchased
Class A Shares	(426,400)	(6,979)
Class C Shares	(37,700)	(24,859)
Class D Shares	(3,467,894)	(1,581,349)
Class I Shares	(39,091)	(96,370)
Class S Shares	(1,265,929)	–
Class T Shares	(93,207)	(764,725)
Net Increase/(Decrease) from Capital Share Transactions	(3,786,414)	3,417,253
Net Increase/(Decrease) in Net Assets	(4,358,910)	3,929,019
Net Assets:
Beginning of period	18,598,575	14,669,556
End of period	$14,239,665	$18,598,575

Undistributed Net Investment Income/(Loss)*	$(12,834)	$2,244

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31, 2014	Janus Real Return Fund
(unaudited) and each year or period ended June 30	2014	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.94	$9.64	$9.55	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(3)	0.26(3)	0.17	0.01	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.35)	0.29	0.07	(0.32)	(0.09)
Total from Investment Operations	(0.17)	0.55	0.24	(0.31)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.25)	(0.09)	(0.04)	–
Distributions (from capital gains)*	–	–	–	(0.05)	–
Return of capital	–	–	(0.06)	–	–
Total Distributions	(0.19)	(0.25)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$9.58	$9.94	$9.64	$9.55	$9.95
Total Return**	(1.75)%	5.81%	2.48%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,269	$2,677	$2,054	$6,759	$6,660
Average Net Assets for the Period (in thousands)	$2,468	$2,280	$3,351	$6,973	$6,635
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.73%	2.15%	2.71%	2.25%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	1.01%	1.15%	1.26%	1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.59%	2.63%	0.60%	1.24%	3.21%
Portfolio Turnover Rate	38%	91%	112%(4)	45%	6%

Class C Shares

For a share outstanding during the period ended December 31, 2014	Janus Real Return Fund
(unaudited) and each year or period ended June 30	2014	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.89	$9.59	$9.48	$9.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(3)	0.18(3)	(0.10)	(0.05)	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	0.30	0.26	(0.33)	(0.09)
Total from Investment Operations	(0.20)	0.48	0.16	(0.38)	(0.06)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.18)	(0.03)	(0.03)	–
Distributions (from capital gains)*	–	–	–	(0.05)	–
Return of capital	–	–	(0.02)	–	–
Total Distributions	(0.15)	(0.18)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$9.54	$9.89	$9.59	$9.48	$9.94
Total Return**	(2.04)%	5.04%	1.64%	(3.80)%	(0.60)%
Net Assets, End of Period (in thousands)	$1,999	$2,077	$1,978	$6,400	$6,627
Average Net Assets for the Period (in thousands)	$2,026	$2,024	$3,182	$6,492	$6,616
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.49%	2.90%	3.52%	2.95%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.69%	1.76%	1.90%	2.01%	2.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.85%	1.84%	(0.16)%	0.51%	2.46%
Portfolio Turnover Rate	38%	91%	112%(4)	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended December 31, 2014	Janus Real Return Fund
(unaudited) and each year or period ended June 30	2014	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.95	$9.65	$9.56	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(3)	0.27(3)	0.18	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	0.29	0.07	(0.33)	(0.09)
Total from Investment Operations	(0.16)	0.56	0.25	(0.30)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.19)	(0.26)	(0.10)	(0.04)	–
Distributions (from capital gains)*	–	–	–	(0.05)	–
Return of capital	–	–	(0.06)	–	–
Total Distributions and Other	(0.19)	(0.26)	(0.16)	(0.09)	–
Net Asset Value, End of Period	$9.60	$9.95	$9.65	$9.56	$9.95
Total Return**	(1.60)%	5.91%	2.59%	(3.02)%	(0.50)%
Net Assets, End of Period (in thousands)	$4,337	$6,842	$4,431	$7,632	$6,954
Average Net Assets for the Period (in thousands)	$4,787	$5,771	$4,876	$7,558	$6,832
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.63%	2.08%	2.98%	2.25%	5.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.91%	1.00%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.62%	2.76%	0.97%	1.40%	3.24%
Portfolio Turnover Rate	38%	91%	112%(4)	45%	6%

Class I Shares

For a share outstanding during the period ended December 31, 2014	Janus Real Return Fund
(unaudited) and each year or period ended June 30	2014	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.89	$9.59	$9.57	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(3)	0.28(3)	0.27	0.04	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.35)	0.30	–(5)	(0.33)	(0.10)
Total from Investment Operations	(0.16)	0.58	0.27	(0.29)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.28)	(0.16)	(0.04)	–
Distributions (from capital gains)*	–	–	–	(0.05)	–
Return of capital	–	–	(0.09)	–	–
Total Distributions and Other	(0.20)	(0.28)	(0.25)	(0.09)	–
Net Asset Value, End of Period	$9.53	$9.89	$9.59	$9.57	$9.95
Total Return**	(1.64)%	6.08%	2.77%	(2.86)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,232	$2,302	$2,195	$6,650	$6,797
Average Net Assets for the Period (in thousands)	$2,268	$2,241	$3,457	$6,738	$6,658
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.47%	1.88%	2.47%	1.93%	5.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.77%	0.90%	1.01%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.86%	2.84%	0.89%	1.50%	3.47%
Portfolio Turnover Rate	38%	91%	112%(4)	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Class S Shares

For a share outstanding during the period ended December 31, 2014	Janus Real Return Fund
(unaudited) and each year or period ended June 30	2014	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.96	$9.65	$9.53	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(3)	0.24(3)	0.13	–(4)	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	0.31	0.11	(0.33)	(0.09)
Total from Investment Operations	(0.18)	0.55	0.24	(0.33)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.18)	(0.24)	(0.08)	(0.04)	–
Distributions (from capital gains)*	–	–	–	(0.05)	–
Return of capital	–	–	(0.04)	–	–
Total Distributions and Other	(0.18)	(0.24)	(0.12)	(0.09)	–
Net Asset Value, End of Period	$9.60	$9.96	$9.65	$9.53	$9.95
Total Return**	(1.86)%	5.77%	2.51%	(3.33)%	(0.50)%
Net Assets, End of Period (in thousands)	$806	$2,097	$1,984	$6,412	$6,632
Average Net Assets for the Period (in thousands)	$1,095	$2,042	$3,207	$6,502	$6,618
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.93%	2.37%	2.70%	2.43%	5.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.14%	1.19%	1.45%	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.20%	2.47%	0.56%	1.07%	2.96%
Portfolio Turnover Rate	38%	91%	112%(5)	45%	6%

Class T Shares

For a share outstanding during the period ended December 31, 2014	Janus Real Return Fund
(unaudited) and each year or period ended June 30	2014	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.92	$9.61	$9.55	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(3)	0.27(3)	0.22	0.02	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.35)	0.30	0.04	(0.33)	(0.09)
Total from Investment Operations	(0.17)	0.57	0.26	(0.31)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.19)	(0.26)	(0.13)	(0.04)	–
Distributions (from capital gains)*	–	–	–	(0.05)	–
Return of capital	–	–	(0.07)	–	–
Total Distributions and Other	(0.19)	(0.26)	(0.20)	(0.09)	–
Net Asset Value, End of Period	$9.56	$9.92	$9.61	$9.55	$9.95
Total Return**	(1.75)%	6.01%	2.76%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,596	$2,603	$2,028	$6,545	$6,641
Average Net Assets for the Period (in thousands)	$2,590	$2,694	$3,323	$6,633	$6,623
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	2.16%	2.48%	2.17%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.92%	0.94%	1.20%	1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.62%	2.70%	0.83%	1.31%	3.21%
Portfolio Turnover Rate	38%	91%	112%(5)	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith

18 | DECEMBER 31, 2014

under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity

20 | DECEMBER 31, 2014

of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

22 | DECEMBER 31, 2014

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets		Contractual Investment
Fund	of the Fund		Advisory Fee (%)

Janus Real Return Fund	First $	1 Billion	0.55
	Next $	4 Billion	0.53
	Over $	5 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

Janus Real Return Fund	0.47	0.76

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from

24 | DECEMBER 31, 2014

the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended December 31, 2014.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2014.

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Real Return Fund - Class A Shares	79%	13%
Janus Real Return Fund - Class C Shares	97	14
Janus Real Return Fund - Class D Shares	–	–
Janus Real Return Fund - Class I Shares	95	15
Janus Real Return Fund - Class S Shares	99	6
Janus Real Return Fund - Class T Shares	81	15

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Real Return Fund	$14,420,304	$41,494	$(341,154)	$(299,660)

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Real Return Fund	$(441,682)	$(15,035)	$(456,717)

5.	Capital Share Transactions

For the period ended December 31	Janus Real Return Fund
(unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	6,289	50,923
Reinvested dividends and distributions	4,834	6,084
Shares repurchased	(43,693)	(711)
Net Increase/(Decrease) in Fund Shares	(32,570)	56,296
Shares Outstanding, Beginning of Period	269,399	213,103
Shares Outstanding, End of Period	236,829	269,399
Transactions in Fund Shares – Class C Shares:
Shares sold	307	2,573
Reinvested dividends and distributions	3,222	3,809
Shares repurchased	(3,855)	(2,574)
Net Increase/(Decrease) in Fund Shares	(326)	3,808
Shares Outstanding, Beginning of Period	209,979	206,171
Shares Outstanding, End of Period	209,653	209,979
Transactions in Fund Shares – Class D Shares:
Shares sold	108,593	373,314
Reinvested dividends and distributions	8,998	15,575
Shares repurchased	(352,984)	(160,617)
Net Increase/(Decrease) in Fund Shares	(235,393)	228,272
Shares Outstanding, Beginning of Period	687,404	459,132
Shares Outstanding, End of Period	452,011	687,404
Transactions in Fund Shares – Class I Shares:
Shares sold	550	7,263
Reinvested dividends and distributions	4,810	6,494
Shares repurchased	(4,028)	(9,906)
Net Increase/(Decrease) in Fund Shares	1,332	3,851
Shares Outstanding, Beginning of Period	232,868	229,017
Shares Outstanding, End of Period	234,200	232,868
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	1,893	5,100
Shares repurchased	(128,651)	–
Net Increase/(Decrease) in Fund Shares	(126,758)	5,100
Shares Outstanding, Beginning of Period	210,659	205,559
Shares Outstanding, End of Period	83,901	210,659

26 | DECEMBER 31, 2014

For the period ended December 31	Janus Real Return Fund
(unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	13,531	121,654
Reinvested dividends and distributions	5,128	7,410
Shares repurchased	(9,557)	(77,535)
Net Increase/(Decrease) in Fund Shares	9,102	51,529
Shares Outstanding, Beginning of Period	262,462	210,933
Shares Outstanding, End of Period	271,564	262,462

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Real Return Fund	$2,300,208	$4,389,113	$3,391,230	$5,005,383

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

28 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

30 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

32 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

34 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

36 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

38 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 39

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

40 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81499	125-24-93029 02-15

semiannual report
December 31, 2014

Janus Short-Term Bond Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Short-Term Bond Fund

Janus Short-Term Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, Janus Short-Term Bond Fund’s Class T Shares returned -0.51%, compared with 0.21% for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

INVESTMENT ENVIRONMENT

The yield on the two-year Treasury rose as the U.S. economy gathered momentum and a market consensus formed that a rate hike by the Federal Reserve (Fed) was in the offing in 2015. The Fed’s benchmark rates are short-term; thus, the short end of the yield curve is typically tied to the direction of the Fed’s benchmark rates.

However, economic growth abroad deteriorated. Japan entered recession while economic growth stalled in the Eurozone’s core countries, like Germany. Disinflation dogged developed economies as crude oil prices plunged. More aggressive monetary stimulus was announced by the Bank of Japan and expectations mounted for the European Central Bank to announce some of its own. Divergent growth and monetary trajectories between the U.S. and its major trading partners drove a rally in the U.S. dollar.

PERFORMANCE DISCUSSION

We continue to believe that a bottom-up, fundamental, research-driven security selection process focused on credit-oriented investments represents the most effective way to generate consistent risk-adjusted outperformance over time. Still, the Fund underperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index during the six-month period.

Underperformance was primarily driven by our security selection within corporate credit, specifically energy-related credits. The sharp decline in crude oil prices later in the period sparked indiscriminate selling in energy-related corporate credit, primarily within the high-yield market. We had a material overweight in several energy-related sectors.

Our energy exposure included companies that generate solid cash flows and are strengthening their balance sheets, in our view. Many have ratings in the high-yield market’s “crossover” section, which is just beneath investment grade. We believe this section of the high-yield market, in general, offers attractive risk-adjusted returns due to the potential ratings upgrades for these companies. We also believe that many of our energy holdings can efficiently produce oil at lower prices.

But, wholesale selling of energy credits during the fourth quarter, especially in high-yield, meant individual company fundamentals were ignored, in our view. We would add that a significant portion of crude oil’s decline occurred during the fourth quarter holiday season. That is a low volume period in the high-yield market, and we believe the lower trading volume exacerbated price declines.

The independent-energy sector, in particular, significantly detracted from the Fund’s relative performance overall. California Resources, a recent spin-off from Occidental Petroleum, was the largest individual credit detractor and an out-of-index position. Historically, the company had only occasionally hedged a small amount of its oil output, and we believe the prices of its securities declined in direct sympathy with price of crude oil. Given what we perceive to be increased risk presented by the debt of the firm, we reduced our position during the period.

The automotive and technology sectors within corporate credit were additive on a relative basis. Our out-of-index high-yield exposure in corporate credit helped make spread carry, or the excess yield generated by individual securities versus the index, a relative contributor.

Our Treasury allocation was a modest detractor on a relative basis as a result of our yield curve positioning. The investment strategy uses Treasurys to manage the Fund’s duration. While we were short duration versus the benchmark when short-end rates rose, the degree to which we were short the benchmark was the detractor.

Janus Investment Fund | 1

Janus Short-Term Bond Fund (unaudited)

OUTLOOK

We have reduced our corporate credit exposure and raised our Treasury exposure in an effort to preserve capital, the core focus of this Fund. The global financial markets are vulnerable to increased volatility amid higher uncertainty around economic growth abroad. Moreover, even a small rate hike by the Fed in mid-to late 2015 could create market instability given the large amount of investor leverage, specifically in the form of carry trades, in our view. In a carry trade, an investor borrows at a lower rate and invests the money at a higher rate.

The Fund’s corporate credit allocation is down nearly 10 percentage points, and we anticipate reducing it further, with a rotation into Treasurys. That said, we remain overweight corporate credit as its extra spread carry helps create attractive risk-adjusted returns in a volatile market. We are increasingly selective in credit, and we have reduced our high-yield exposure, where we remain focused on credits which are higher quality, in our view.

Given the relative stability that the U.S. economy offers versus those abroad, the portfolio’s exposure remains domestically centered. Still, this year will present challenges created by the potential for greater volatility in the global financial markets. That makes our core tenets and experience of seeking capital preservation and risk-adjusted returns all the more important.

On behalf of every member of our investment team, thank you for your investment in Janus Short-Term Bond Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

2 | DECEMBER 31, 2014

(unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
December 31, 2014

Weighted Average Maturity	2.1 Years
Average Effective Duration*	1.6 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.81%
With Reimbursement	0.90%
Class A Shares at MOP
Without Reimbursement	0.79%
With Reimbursement	0.88%
Class C Shares***
Without Reimbursement	0.04%
With Reimbursement	0.14%
Class D Shares
Without Reimbursement	0.93%
With Reimbursement	1.06%
Class I Shares
Without Reimbursement	1.05%
With Reimbursement	1.15%
Class N Shares
Without Reimbursement	1.10%
With Reimbursement	1.20%
Class S Shares
Without Reimbursement	0.61%
With Reimbursement	0.70%
Class T Shares
Without Reimbursement	0.86%
With Reimbursement	0.96%
Number of Bonds/Notes	161

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
December 31, 2014

AAA	1.6%
AA	35.9%
A	15.1%
BBB	32.6%
BB	10.5%
B	2.4%
Not Rated	1.9%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2014

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Janus Investment Fund | 3

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014						Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	–0.21%	0.51%	2.06%	3.20%	3.91%	0.85%	0.75%

MOP	–2.75%	–2.04%	1.09%	2.70%	3.68%

Janus Short-Term Bond Fund – Class C Shares

NAV	–0.93%	–0.28%	1.23%	2.52%	3.21%	1.68%	1.57%

CDSC	–1.92%	–1.28%	1.23%	2.52%	3.21%

Janus Short-Term Bond Fund – Class D Shares(1)	–0.46%	0.64%	2.11%	3.45%	4.28%	0.75%	0.64%

Janus Short-Term Bond Fund – Class I Shares	–0.09%	0.73%	2.31%	3.39%	4.13%	0.66%	0.56%

Janus Short-Term Bond Fund – Class N Shares	–0.06%	0.79%	2.00%	3.39%	4.25%	0.59%	0.49%

Janus Short-Term Bond Fund – Class S Shares	–0.64%	0.35%	1.79%	2.96%	3.71%	1.09%	0.99%

Janus Short-Term Bond Fund – Class T Shares	–0.51%	0.55%	2.00%	3.39%	4.25%	0.84%	0.74%

Barclays 1-3 Year U.S. Government/Credit Index	0.21%	0.77%	1.41%	2.85%	4.27%**

Morningstar Quartile – Class T Shares	–	3rd	3rd	2nd	2nd

Morningstar Ranking – based on total returns for Short-Term Bond Funds	–	392/541	277/467	113/409	60/185

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

4 | DECEMBER 31, 2014

(unaudited)

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

Janus Investment Fund | 5

Janus Short-Term Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$997.90	$4.03	$1,000.00	$1,021.17	$4.08	0.80%

Class C Shares	$1,000.00	$990.70	$7.93	$1,000.00	$1,017.24	$8.03	1.58%

Class D Shares	$1,000.00	$995.40	$3.22	$1,000.00	$1,021.98	$3.26	0.64%

Class I Shares	$1,000.00	$999.10	$2.77	$1,000.00	$1,022.43	$2.80	0.55%

Class N Shares	$1,000.00	$999.40	$2.47	$1,000.00	$1,022.74	$2.50	0.49%

Class S Shares	$1,000.00	$993.60	$5.03	$1,000.00	$1,020.16	$5.09	1.00%

Class T Shares	$1,000.00	$994.90	$3.77	$1,000.00	$1,021.42	$3.82	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2014

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 3.0%
$16,953,000	AmeriCredit Automobile Receivables Trust 2012-2 3.3800%, 4/9/18	$17,391,455
15,814,000	AmeriCredit Automobile Receivables Trust 2012-4 1.9300%, 8/8/18	15,911,699
6,622,000	Americredit Automobile Receivables Trust 2014-4 1.8700%, 12/9/19	6,605,750
1,974,556	Citigroup Commercial Mortgage Trust 2014-GC25 1.4850%, 10/10/47	1,966,609
2,564,223	COMM 2014-CCRE19 Mortgage Trust 1.4150%, 7/10/19	2,553,304
1,959,992	COMM 2014-CCRE20 Mortgage Trust 1.3240%, 11/10/47	1,946,576
2,515,943	COMM 2014-UBS4 Mortgage Trust 1.3090%, 8/10/47	2,504,891
2,026,000	Commercial Mortgage Pass Through Certificates 1.4450%, 12/10/47	2,017,785
7,917,000	Gracechurch Card Funding PLC 0.8608%, 6/15/17 (144A),‡	7,930,142
1,952,580	GS Mortgage Securities Trust 2014-GC24 1.5090%, 9/1/47	1,951,389
3,377,000	GS Mortgage Securities Trust 2014-GC26 1.4340%, 11/10/47	3,358,710
2,224,000	JPMBB Commercial Mortgage Securities Trust 2014-C26 1.5962%, 1/15/48‡	2,217,564
12,260,000	Santander Drive Auto Receivables Trust 1.9400%, 3/15/18	12,343,723
2,827,676	SMART Trust, Australia 0.9700%, 3/14/17	2,825,696
2,023,000	Wells Fargo Commercial Mortgage Trust 2014-LC18 1.4370%, 12/15/47	2,016,362
1,879,919	WFRBS Commercial Mortgage Trust 2014-C21 1.4130%, 8/15/47	1,876,800

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $85,460,171)		85,418,455

Bank Loans and Mezzanine Loans – 1.8%
Consumer Cyclical – 0.6%
17,080,263	Hilton Worldwide Finance LLC 3.5000%, 10/26/20‡	16,859,586
Energy – 0.1%
1,880,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	1,679,460
Real Estate Investment Trusts (REITs) – 0.1%
4,837,000	ESH Hospitality, Inc. 5.0000%, 6/24/19‡	4,821,909
Technology – 1.0%
29,982,335	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	29,845,016

Total Bank Loans and Mezzanine Loans (cost $53,733,875)		53,205,971

Corporate Bonds – 61.4%
Banking – 14.5%
21,355,000	Abbey National Treasury Services PLC 1.3750%, 3/13/17	21,329,289
9,500,000	Amsouth Bank 5.2000%, 4/1/15	9,595,009
4,605,000	Bank of America Corp. 4.5000%, 4/1/15	4,648,269
8,125,000	Bank of America Corp. 1.5000%, 10/9/15	8,158,321
16,692,000	Bank of America Corp. 1.2500%, 1/11/16	16,721,278
20,052,000	Bank of America Corp. 3.6250%, 3/17/16	20,615,361
6,346,000	Bank of America Corp. 3.7500%, 7/12/16	6,572,927
29,881,000	BBVA U.S. Senior SAU 4.6640%, 10/9/15	30,680,705
6,950,000	Citigroup, Inc. 4.8750%, 5/7/15	7,042,192
29,253,000	Citigroup, Inc. 1.8500%, 11/24/17	29,219,388
8,306,000	First Republic Bank 2.3750%, 6/17/19	8,345,129
30,893,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	31,698,010
3,981,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	4,270,009
11,897,000	ICICI Bank, Ltd., Dubai 4.7000%, 2/21/18 (144A)	12,546,112
15,804,000	ICICI Bank, Ltd., Dubai 3.5000%, 3/18/20 (144A)	15,903,644
5,403,000	Intesa Sanpaolo SpA 3.6250%, 8/12/15 (144A)	5,475,973
13,333,000	Intesa Sanpaolo SpA 3.1250%, 1/15/16	13,543,728
49,878,000	JPMorgan Chase & Co. 5.1500%, 10/1/15	51,264,858
16,137,000	Morgan Stanley 3.4500%, 11/2/15	16,451,881
6,455,000	Morgan Stanley 3.8000%, 4/29/16	6,668,138
11,766,000	Morgan Stanley 1.8750%, 1/5/18	11,722,936
26,847,000	Morgan Stanley 0.9706%, 7/23/19‡	26,739,531
7,544,000	Nordea Bank AB 0.8750%, 5/13/16 (144A)	7,537,301
3,064,000	PNC Funding Corp. 5.2500%, 11/15/15	3,175,533
15,719,000	Royal Bank of Scotland Group PLC 5.0500%, 1/8/15	15,722,144
29,983,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	30,283,190

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Banking – (continued)
$4,580,000	Synchrony Financial 1.8750%, 8/15/17	$4,588,899
2,152,000	UBS AG 5.8750%, 7/15/16	2,302,349

		422,822,104
Basic Industry – 5.7%
11,415,000	Albemarle Corp. 3.0000%, 12/1/19	11,416,724
14,618,000	ArcelorMittal 4.2500%, 3/1/16	14,983,450
17,706,000	ArcelorMittal 5.0000%, 2/25/17	18,414,240
16,967,000	Ashland, Inc. 3.0000%, 3/15/16	17,051,835
18,981,000	Ashland, Inc. 3.8750%, 4/15/18	19,170,810
1,822,000	Cascades, Inc. 7.8750%, 1/15/20	1,894,880
11,359,000	Ecolab, Inc. 1.0000%, 8/9/15	11,388,602
26,363,000	Georgia-Pacific LLC 2.5390%, 11/15/19 (144A)	26,353,878
17,807,000	INVISTA Finance LLC 4.2500%, 10/15/19 (144A)	17,807,000
28,407,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	29,330,227

		167,811,646
Brokerage – 1.8%
26,691,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	28,292,460
23,420,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	24,281,997

		52,574,457
Capital Goods – 1.7%
2,898,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	2,854,530
8,423,000	Eaton Corp. 0.9500%, 11/2/15	8,430,463
9,460,000	Exelis, Inc. 4.2500%, 10/1/16	9,783,626
13,576,000	FLIR Systems, Inc. 3.7500%, 9/1/16	14,072,067
14,036,000	Martin Marietta Materials, Inc. 1.3331%, 6/30/17‡	14,189,891

		49,330,577
Communications – 3.3%
21,241,000	British Telecommunications PLC 2.0000%, 6/22/15	21,369,635
19,830,000	Gannett Co., Inc. 6.3750%, 9/1/15	20,424,900
11,102,000	NBCUniversal Enterprise, Inc. 0.7676%, 4/15/16 (144A),‡	11,122,039
3,300,000	Scripps Networks Interactive, Inc. 2.7500%, 11/15/19	3,313,811
13,463,000	Time Warner, Inc. 3.1500%, 7/15/15	13,651,145
9,420,000	Verizon Communications, Inc. 2.5000%, 9/15/16	9,628,889
16,240,000	Verizon Communications, Inc. 1.3500%, 6/9/17	16,164,858

		95,675,277
Consumer Cyclical – 5.4%
7,120,000	Brinker International, Inc. 2.6000%, 5/15/18	7,106,379
9,381,000	Chrysler Group LLC / CG Co-Issuer, Inc. 8.0000%, 6/15/19	9,861,776
21,159,000	Ford Motor Credit Co. LLC 2.7500%, 5/15/15	21,300,575
45,239,000	General Motors Co. 3.5000%, 10/2/18	46,143,780
24,711,000	General Motors Financial Co., Inc. 2.7500%, 5/15/16	25,112,554
7,902,000	GLP Capital LP / GLP Financing II, Inc. 4.3750%, 11/1/18	8,079,795
7,709,000	Hanesbrands, Inc. 6.3750%, 12/15/20	8,171,540
14,076,000	MGM Resorts International 6.6250%, 7/15/15	14,322,330
3,327,000	MGM Resorts International 7.5000%, 6/1/16	3,509,985
5,989,000	MGM Resorts International 7.6250%, 1/15/17	6,453,148
7,637,000	PACCAR Financial Corp. 0.7500%, 8/14/15	7,648,242

		157,710,104
Consumer Non-Cyclical – 3.3%
15,476,000	GlaxoSmithKline Capital PLC 0.7500%, 5/8/15	15,498,796
11,350,000	Mylan, Inc. 1.3500%, 11/29/16	11,294,135
14,727,000	PepsiCo, Inc. 0.7000%, 8/13/15	14,754,701
28,599,000	Perrigo Co. PLC 1.3000%, 11/8/16	28,473,765
24,783,000	SABMiller Holdings, Inc. 0.9224%, 8/1/18 (144A),‡	24,861,513

		94,882,910
Electric – 0.7%
1,676,000	AES Corp. 7.7500%, 10/15/15	1,747,230
19,463,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	20,037,236

		21,784,466
Energy – 12.9%
13,630,000	California Resources Corp. 5.0000%, 1/15/20 (144A)	11,824,025
24,624,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	24,562,440
25,765,000	Chesapeake Energy Corp. 7.2500%, 12/15/18	28,212,675
34,306,000	Chesapeake Energy Corp. 3.4806%, 4/15/19‡	33,619,880
9,522,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	9,760,050

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Energy – (continued)
$23,977,000	DCP Midstream Operating LP 3.2500%, 10/1/15	$24,322,221
37,142,000	DCP Midstream Operating LP 2.5000%, 12/1/17	37,099,324
3,291,000	DCP Midstream Operating LP 2.7000%, 4/1/19	3,221,543
6,171,000	Enbridge, Inc. 0.6836%, 6/2/17‡	6,144,304
5,540,000	EnLink Midstream Partners LP 2.7000%, 4/1/19	5,455,465
8,325,000	Enterprise Products Operating LLC 1.2500%, 8/13/15	8,346,995
43,450,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	45,106,314
6,758,000	Nabors Industries, Inc. 2.3500%, 9/15/16	6,684,595
21,027,000	Nabors Industries, Inc. 6.1500%, 2/15/18	21,901,029
40,887,000	Phillips 66 1.9500%, 3/5/15	40,990,444
17,366,000	Plains All American Pipeline LP / PAA Finance Corp. 3.9500%, 9/15/15	17,721,169
15,463,000	Rowan Cos., Inc. 5.0000%, 9/1/17	16,112,446
8,823,000	Spectra Energy Partners LP 2.9500%, 9/25/18	9,029,414
5,828,000	TransCanada PipeLines, Ltd. 0.8750%, 3/2/15	5,831,095
23,417,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	21,894,895

		377,840,323
Finance Companies – 2.9%
31,039,000	CIT Group, Inc. 5.0000%, 5/15/17	32,202,962
4,297,000	General Electric Capital Corp. 3.5000%, 6/29/15	4,359,723
13,264,000	General Electric Capital Corp. 2.3750%, 6/30/15	13,392,674
17,245,000	General Electric Capital Corp. 4.3750%, 9/21/15	17,681,764
9,609,000	General Electric Capital Corp. 5.0000%, 1/8/16	10,011,406
6,646,000	International Lease Finance Corp. 2.1906%, 6/15/16‡	6,637,693

		84,286,222
Industrial – 0.2%
4,783,000	Cintas Corp. No 2 2.8500%, 6/1/16	4,903,871
Insurance – 1.0%
12,420,000	ACE INA Holdings, Inc. 2.6000%, 11/23/15	12,613,441
17,817,000	American International Group, Inc. 2.3750%, 8/24/15	17,961,211

		30,574,652
Mortgage Assets – 1.3%
34,170,000	NRAM Covered Bond LLP 5.6250%, 6/22/17 (144A)	37,440,445
Owned No Guarantee – 0.4%
12,507,000	Korea National Oil Corp. 2.7500%, 1/23/19 (144A)	12,635,109
Real Estate Investment Trusts (REITs) – 0.7%
18,273,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	19,262,154
Technology – 4.1%
11,980,000	Amphenol Corp. 1.5500%, 9/15/17	11,946,648
8,930,900	Dun & Bradstreet Corp. 3.2500%, 12/1/17	9,182,689
5,890,000	Fidelity National Information Services, Inc. 1.4500%, 6/5/17	5,857,010
17,809,000	Fiserv, Inc. 3.1250%, 10/1/15	18,115,724
10,608,000	Fiserv, Inc. 3.1250%, 6/15/16	10,891,191
4,924,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	4,938,925
19,917,000	Seagate HDD Cayman 3.7500%, 11/15/18 (144A)	20,439,821
15,140,000	Total System Services, Inc. 2.3750%, 6/1/18	15,010,356
11,225,000	TSMC Global, Ltd. 0.9500%, 4/3/16 (144A)	11,172,557
13,134,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	12,891,284

		120,446,205
Transportation – 1.5%
19,315,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	19,540,638
2,796,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	2,843,977
5,500,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	5,466,461
14,956,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	15,161,824

		43,012,900

Total Corporate Bonds (cost $1,794,469,406)		1,792,993,422

U.S. Treasury Notes/Bonds – 33.2%
46,496,000	0.2500%, 1/15/15	46,496,000
12,580,000	0.2500%, 2/15/15	12,582,453
103,500,000	0.3750%, 4/15/15	103,529,683
41,196,000	0.2500%, 7/31/15	41,224,961
44,102,000	0.2500%, 8/15/15	44,119,244
59,759,000	0.3750%, 8/31/15	59,838,360
62,819,000	0.2500%, 11/30/15	62,819,000
42,240,000	0.2500%, 12/31/15	42,233,411
29,745,000	0.3750%, 1/31/16	29,758,950
29,693,000	0.2500%, 2/29/16	29,655,884
32,486,000	0.3750%, 3/31/16	32,480,932
70,635,000	0.5000%, 6/30/16	70,657,038
22,700,000	0.5000%, 8/31/16	22,691,124
11,339,000	0.8750%, 9/15/16	11,398,348
44,509,000	0.5000%, 9/30/16	44,456,835
14,699,000	0.3750%, 10/31/16	14,638,131
15,720,000	0.5000%, 11/30/16	15,680,700
63,334,000	0.6250%, 12/31/16	63,249,892

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)
$22,700,000	0.8750%, 8/15/17	$22,645,021
17,310,000	1.0000%, 9/15/17	17,319,469
17,805,000	0.8750%, 10/15/17	17,736,843
65,546,000	0.8750%, 11/15/17	65,233,608
25,894,000	1.0000%, 12/15/17	25,833,305
1,985,000	3.5000%, 2/15/18	2,127,207
72,058,000	1.5000%, 11/30/19	71,602,017

Total U.S. Treasury Notes/Bonds (cost $970,081,231)		970,008,416

Investment Companies – 0.1%
Money Markets – 0.1%
2,485,481	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $2,485,481)	2,485,481

Total Investments (total cost $2,906,230,164) – 99.5%		2,904,111,745

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		15,513,287

Net Assets – 100%		$2,919,625,032

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$2,500,569,585	86.1%
United Kingdom	174,435,154	6.0
Luxembourg	33,397,690	1.1
Spain	30,680,705	1.1
Singapore	29,845,016	1.0
India	28,449,756	1.0
Taiwan	24,063,841	0.8
Australia	22,366,334	0.8
Italy	19,019,701	0.6
South Korea	17,574,034	0.6
Canada	13,870,279	0.5
Sweden	7,537,301	0.3
Switzerland	2,302,349	0.1

Total	$2,904,111,745	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Barclays 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

LLC	Limited Liability Company

LLP	Limited Liability Partnership

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Short-Term Bond Fund	$301,085,927	10.3%

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of December 31, 2014.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Short-Term Bond Fund
Janus Cash Liquidity Fund LLC	112,343,218	697,434,263	(807,292,000)	2,485,481	$–	$19,392	$2,485,481

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Short-Term Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$85,418,455	$–

Bank Loans and Mezzanine Loans	–	53,205,971	–

Corporate Bonds	–	1,792,993,422	–

U.S. Treasury Notes/Bonds	–	970,008,416	–

Investment Companies	–	2,485,481	–

Total Assets	$–	$2,904,111,745	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

Janus
Short-Term
As of December 31, 2014 (unaudited)	Bond Fund

Assets:
Investments at cost	$2,906,230,164
Unaffiliated investments at value	$2,901,626,264
Affiliated investments at value	2,485,481
Non-interested Trustees’ deferred compensation	59,799
Receivables:
Investments sold	20,402,683
Fund shares sold	4,876,732
Dividends from affiliates	3,793
Interest	16,345,323
Other assets	42,758
Total Assets	2,945,842,833
Liabilities:
Due to custodian	1,762,874
Payables:
Investments purchased	14,634,628
Fund shares repurchased	7,373,173
Dividends	368,378
Advisory fees	1,146,007
Fund administration fees	25,673
Transfer agent fees and expenses	527,507
12b-1 Distribution and shareholder servicing fees	93,955
Non-interested Trustees’ fees and expenses	17,483
Non-interested Trustees’ deferred compensation fees	59,799
Accrued expenses and other payables	208,324
Total Liabilities	26,217,801
Net Assets	$2,919,625,032

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | DECEMBER 31, 2014

Janus
Short-Term
As of December 31, 2014 (unaudited)	Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,923,712,347
Undistributed net investment income/(loss)*	(186,800)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(1,782,096)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,118,419)
Total Net Assets	$2,919,625,032
Net Assets - Class A Shares	$171,465,208
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,459,707
Net Asset Value Per Share(1)	$3.04
Maximum Offering Price Per Share(2)	$3.12
Net Assets - Class C Shares	$62,335,090
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,544,702
Net Asset Value Per Share(1)	$3.03
Net Assets - Class D Shares	$193,602,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	63,660,049
Net Asset Value Per Share	$3.04
Net Assets - Class I Shares	$473,635,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	155,958,778
Net Asset Value Per Share	$3.04
Net Assets - Class N Shares	$39,892,444
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,127,837
Net Asset Value Per Share	$3.04
Net Assets - Class S Shares	$3,463,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,141,345
Net Asset Value Per Share	$3.03
Net Assets - Class T Shares	$1,975,230,891
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	649,504,964
Net Asset Value Per Share	$3.04

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/97.50 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Janus
Short-Term
For the period ended December 31, 2014 (unaudited)	Bond Fund

Investment Income:
Interest	30,519,397
Dividends from affiliates	19,392
Other income	733,830
Total Investment Income	31,272,619
Expenses:
Advisory fees	8,305,128
12b-1 Distribution and shareholder servicing fees:
Class A Shares	219,518
Class C Shares	331,622
Class S Shares	4,507
Transfer agent administrative fees and expenses:
Class D Shares	121,019
Class S Shares	4,507
Class T Shares	2,592,141
Transfer agent networking and omnibus fees:
Class A Shares	40,507
Class C Shares	20,818
Class I Shares	114,808
Other transfer agent fees and expenses:
Class A Shares	9,767
Class C Shares	5,176
Class D Shares	25,511
Class I Shares	10,197
Class N Shares	171
Class S Shares	57
Class T Shares	12,726
Shareholder reports expense	79,654
Registration fees	110,514
Custodian fees	6,411
Professional fees	35,501
Non-interested Trustees’ fees and expenses	26,456
Fund administration fees	150,983
Other expenses	182,610
Total Expenses	12,410,309
Less: Excess Expense Reimbursement	(1,502,967)
Net Expenses	10,907,342
Net Investment Income/(Loss)	20,365,277
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(1,723,522)
Total Net Realized Gain/(Loss) on Investments	(1,723,522)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,793,802)
Total Change in Unrealized Net Appreciation/Depreciation	(28,793,802)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(10,152,047)

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Janus Short-Term
	Bond Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$20,365,277	$41,519,632
Net realized gain/(loss) on investments	(1,723,522)	3,745,385
Change in unrealized net appreciation/depreciation	(28,793,802)	25,696,546
Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,152,047)	70,961,563
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(1,127,339)	(2,296,713)
Class C Shares	(169,502)	(442,250)
Class D Shares	(1,457,127)	(3,019,842)
Class I Shares	(3,527,097)	(5,702,007)
Class N Shares	(305,368)	(709,136)
Class S Shares	(19,583)	(51,950)
Class T Shares	(13,878,218)	(29,752,834)
Net Realized Gain from Investment Transactions*
Class A Shares	(201,032)	(433,722)
Class C Shares	(73,376)	(196,250)
Class D Shares	(226,141)	(525,894)
Class I Shares	(557,420)	(948,223)
Class N Shares	(46,921)	(134,248)
Class S Shares	(4,078)	(11,203)
Class T Shares	(2,321,742)	(5,509,095)
Net Decrease from Dividends and Distributions to Shareholders	(23,914,944)	(49,733,367)
Capital Share Transactions:
Shares Sold
Class A Shares	44,824,148	88,145,967
Class C Shares	6,885,525	20,124,753
Class D Shares	18,873,513	45,755,880
Class I Shares	216,501,649	292,092,856
Class N Shares	6,757,411	18,879,679
Class S Shares	210,460	1,022,615
Class T Shares	273,114,201	769,344,793
Reinvested Dividends and Distributions
Class A Shares	1,198,781	2,452,036
Class C Shares	190,785	503,148
Class D Shares	1,643,760	3,462,819
Class I Shares	3,227,228	4,901,790
Class N Shares	352,289	843,351
Class S Shares	23,637	61,079
Class T Shares	16,008,416	34,897,188
Shares Repurchased
Class A Shares	(44,026,485)	(73,437,890)
Class C Shares	(12,854,048)	(30,631,263)
Class D Shares	(26,240,695)	(57,676,417)
Class I Shares	(132,189,217)	(223,595,880)
Class N Shares	(2,461,443)	(21,957,454)
Class S Shares	(593,870)	(2,406,133)
Class T Shares	(414,071,070)	(905,371,379)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets  (continued)

	Janus Short-Term
	Bond Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Net Increase/(Decrease) from Capital Share Transactions	(42,625,025)	(32,588,462)
Net Increase/(Decrease) in Net Assets	(76,692,016)	(11,360,266)
Net Assets:
Beginning of period	2,996,317,048	3,007,677,314
End of period	$2,919,625,032	$2,996,317,048

Undistributed Net Investment Income/(Loss)*	$(186,800)	$(67,843)

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Janus Short-Term Bond Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08	$3.09	$3.06	$3.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(3)	0.04(3)	0.05	0.06	0.07	0.05	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.03)	0.03	(0.01)	0.01	0.01	0.03	0.05
Total from Investment Operations	(0.01)	0.07	0.04	0.07	0.08	0.08	0.09
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.04)	(0.05)	(0.06)	(0.07)	(0.05)	(0.04)
Distributions (from capital gains)*	–(4)	(0.01)	(0.02)	(0.01)	(0.02)	–(4)	–
Total Distributions	(0.02)	(0.05)	(0.07)	(0.07)	(0.09)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.04	$3.07	$3.05	$3.08	$3.08	$3.09	$3.06
Total Return**	(0.21)%	2.33%	1.24%	2.18%	2.65%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$171,465	$171,464	$153,132	$423,210	$374,981	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$173,250	$164,880	$192,733	$387,633	$164,464	$82,728	$18,271
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	0.85%	1.07%	1.40%	0.88%	0.84%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.77%	0.81%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.28%	1.41%	1.49%	1.95%	2.12%	2.39%	2.78%
Portfolio Turnover Rate	36%	78%	100%	93%	100%	33%	57%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Short-Term Bond Fund
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08	$3.08	$3.06	$3.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(3)	0.02(3)	0.02	0.04	0.04	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.04)	0.03	(0.01)	0.01	0.02	0.02	0.05
Total from Investment Operations	(0.03)	0.05	0.01	0.05	0.06	0.05	0.10
Less Distributions:
Dividends (from net investment income)*	(0.01)	(0.02)	(0.02)	(0.04)	(0.04)	(0.03)	(0.05)
Distributions (from capital gains)*	–(4)	(0.01)	(0.02)	(0.01)	(0.02)	–(4)	–
Total Distributions	(0.01)	(0.03)	(0.04)	(0.05)	(0.06)	(0.03)	(0.05)
Net Asset Value, End of Period	$3.03	$3.07	$3.05	$3.08	$3.08	$3.08	$3.06
Total Return**	(0.93)%	1.52%	0.46%	1.44%	2.24%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$62,335	$68,852	$78,276	$75,789	$70,507	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$65,445	$74,487	$78,430	$74,993	$69,983	$42,824	$8,848
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.68%	1.68%	1.69%	1.66%	1.64%	1.59%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.58%	1.56%	1.55%	1.53%	1.53%	1.55%	1.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	0.60%	0.74%	1.23%	1.40%	1.64%	2.01%
Portfolio Turnover Rate	36%	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or period	Janus Short-Term Bond Fund
ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$3.08	$3.05	$3.09	$3.09	$3.09	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.05(2)	0.05	0.06	0.07	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.04)	0.04	(0.02)	0.01	0.02	0.01
Total from Investment Operations	(0.02)	0.09	0.03	0.07	0.09	0.04
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.05)	(0.05)	(0.06)	(0.07)	(0.03)
Distributions (from capital gains)*	–(3)	(0.01)	(0.02)	(0.01)	(0.02)	–
Total Distributions	(0.02)	(0.06)	(0.07)	(0.07)	(0.09)	(0.03)
Net Asset Value, End of Period	$3.04	$3.08	$3.05	$3.09	$3.09	$3.09
Total Return**	(0.46)%	2.77%	1.01%	2.30%	3.12%	1.21%
Net Assets, End of Period (in thousands)	$193,603	$201,587	$208,522	$207,395	$210,532	$227,147
Average Net Assets for the Period (in thousands)	$199,011	$202,309	$210,423	$207,647	$221,970	$221,604
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.75%	0.77%	0.74%	0.72%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.66%	0.69%	0.69%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.44%	1.51%	1.60%	2.07%	2.25%	2.42%
Portfolio Turnover Rate	36%	78%	100%	93%	100%	33%

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Janus Short-Term Bond Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08	$3.09	$3.06	$3.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.05(2)	0.05	0.07	0.07	0.06	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.03)	0.03	(0.01)	0.01	0.01	0.02	0.05
Total from Investment Operations	(0.01)	0.08	0.04	0.08	0.08	0.08	0.08
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.05)	(0.05)	(0.07)	(0.07)	(0.05)	(0.03)
Distributions (from capital gains)*	–(3)	(0.01)	(0.02)	(0.01)	(0.02)	–(3)	–
Total Distributions	(0.02)	(0.06)	(0.07)	(0.08)	(0.09)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.04	$3.07	$3.05	$3.08	$3.08	$3.09	$3.06
Total Return**	(0.09)%	2.54%	1.48%	2.43%	2.91%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$473,636	$391,360	$315,482	$275,345	$543,799	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$452,381	$356,795	$307,611	$387,327	$350,062	$115,010	$8,399
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.65%	0.66%	0.66%	0.64%	0.63%	0.59%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.55%	0.55%	0.56%	0.55%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.54%	1.60%	1.73%	2.22%	2.39%	2.64%	2.85%
Portfolio Turnover Rate	36%	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class N Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	Janus Short-Term Bond Fund
each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.05(2)	0.05	–(3)
Net gain/(loss) on investments (both realized and unrealized)	(0.03)	0.03	(0.01)	–(3)
Total from Investment Operations	(0.01)	0.08	0.04	–
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.05)	(0.05)	–(3)
Distributions (from capital gains)*	–(3)	(0.01)	(0.02)	–
Total Distributions	(0.02)	(0.06)	(0.07)	–
Net Asset Value, End of Period	$3.04	$3.07	$3.05	$3.08
Total Return**	(0.06)%	2.59%	1.48%	0.17%
Net Assets, End of Period (in thousands)	$39,892	$35,680	$37,619	$34,342
Average Net Assets for the Period (in thousands)	$37,844	$43,206	$37,659	$26,909
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.59%	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.49%	0.51%	0.55%	0.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.59%	1.60%	1.74%	1.80%
Portfolio Turnover Rate	36%	78%	100%	93%

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Janus Short-Term Bond Fund
period ended October 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08	$3.08	$3.06	$3.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.04(2)	0.04	0.05	0.06	0.04	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.04)	0.03	(0.01)	0.01	0.02	0.03	0.05
Total from Investment Operations	(0.02)	0.07	0.03	0.06	0.08	0.07	0.08
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.04)	(0.04)	(0.05)	(0.06)	(0.05)	(0.03)
Distributions (from capital gains)*	–(3)	(0.01)	(0.02)	(0.01)	(0.02)	–(3)	–
Total Distributions	(0.02)	(0.05)	(0.06)	(0.06)	(0.08)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.03	$3.07	$3.05	$3.08	$3.08	$3.08	$3.06
Total Return**	(0.64)%	2.15%	1.03%	1.98%	2.74%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$3,463	$3,863	$5,149	$5,127	$5,692	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$3,558	$4,353	$5,117	$5,547	$5,172	$4,928	$2,543
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.08%	1.09%	1.06%	1.08%	1.09%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	0.96%	0.99%	1.00%	1.03%	1.05%	1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.08%	1.20%	1.29%	1.77%	1.90%	2.20%	2.59%
Portfolio Turnover Rate	36%	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period
ended December 31, 2014 (unaudited), each
year or period ended June 30 and the year	Janus Short-Term Bond Fund
ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$3.08	$3.05	$3.09	$3.09	$3.09	$3.06	$2.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.04(2)	0.05	0.06	0.07	0.05	0.10
Net gain/(loss) on investments (both realized and unrealized)	(0.04)	0.04	(0.02)	0.01	0.02	0.03	0.19
Total from Investment Operations	(0.02)	0.08	0.03	0.07	0.09	0.08	0.29
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.04)	(0.05)	(0.06)	(0.07)	(0.05)	(0.10)
Distributions (from capital gains)*	–(3)	(0.01)	(0.02)	(0.01)	(0.02)	–(3)	–
Total Distributions	(0.02)	(0.05)	(0.07)	(0.07)	(0.09)	(0.05)	(0.10)
Net Asset Value, End of Period	$3.04	$3.08	$3.05	$3.09	$3.09	$3.09	$3.06
Total Return**	(0.51)%	2.67%	0.90%	2.18%	2.99%	2.68%	10.35%
Net Assets, End of Period (in thousands)	$1,975,231	$2,123,511	$2,209,497	$2,022,283	$1,953,155	$1,956,871	$1,212,465
Average Net Assets for the Period (in thousands)	$2,046,092	$2,130,299	$2,200,413	$1,915,783	$1,950,013	$1,637,559	$588,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.84%	0.85%	0.84%	0.84%	0.83%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.76%	0.80%	0.80%	0.80%	0.79%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.34%	1.37%	1.49%	1.95%	2.16%	2.44%	3.46%
Portfolio Turnover Rate	36%	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

22 | DECEMBER 31, 2014

Dividend Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

2.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans

24 | DECEMBER 31, 2014

are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average		Investment
	Daily Net Assets		Advisory
Fund	of the Fund		Fee (%)

Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Short-Term Bond Fund	0.49

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund,

26 | DECEMBER 31, 2014

Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Short-Term Bond Fund	$4,731

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Short-Term Bond Fund	$7,220

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Short-Term Bond Fund	$5,870

28 | DECEMBER 31, 2014

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Short-Term Bond Fund - Class A Shares	–%	–%
Janus Short-Term Bond Fund - Class C Shares	–	–
Janus Short-Term Bond Fund - Class D Shares	–	–
Janus Short-Term Bond Fund - Class I Shares	–	–
Janus Short-Term Bond Fund - Class N Shares	85	1
Janus Short-Term Bond Fund - Class S Shares	–	–
Janus Short-Term Bond Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Short-Term Bond Fund	$2,906,552,390	$10,283,452	$(12,724,097)	$(2,440,645)

5.	Capital Share Transactions

For the period ended December 31 (unaudited)	Janus Short-Term Bond Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	14,648,769	28,723,148
Reinvested dividends and distributions	392,548	798,255
Shares repurchased	(14,398,136)	(23,929,246)
Net Increase/(Decrease) in Fund Shares	643,181	5,592,157
Shares Outstanding, Beginning of Period	55,816,526	50,224,369
Shares Outstanding, End of Period	56,459,707	55,816,526
Transactions in Fund Shares – Class C Shares:
Shares sold	2,255,926	6,569,097
Reinvested dividends and distributions	62,665	164,193
Shares repurchased	(4,207,671)	(9,993,852)
Net Increase/(Decrease) in Fund Shares	(1,889,080)	(3,260,562)
Shares Outstanding, Beginning of Period	22,433,782	25,694,344
Shares Outstanding, End of Period	20,544,702	22,433,782

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

For the period ended December 31 (unaudited)	Janus Short-Term Bond Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	6,166,095	14,893,837
Reinvested dividends and distributions	537,952	1,126,612
Shares repurchased	(8,574,354)	(18,780,805)
Net Increase/(Decrease) in Fund Shares	(1,870,307)	(2,760,356)
Shares Outstanding, Beginning of Period	65,530,356	68,290,712
Shares Outstanding, End of Period	63,660,049	65,530,356
Transactions in Fund Shares – Class I Shares:
Shares sold	70,730,451	95,191,849
Reinvested dividends and distributions	1,056,812	1,595,674
Shares repurchased	(43,227,926)	(72,857,705)
Net Increase/(Decrease) in Fund Shares	28,559,337	23,929,818
Shares Outstanding, Beginning of Period	127,399,441	103,469,623
Shares Outstanding, End of Period	155,958,778	127,399,441
Transactions in Fund Shares – Class N Shares:
Shares sold	2,208,660	6,150,005
Reinvested dividends and distributions	115,304	274,551
Shares repurchased	(804,821)	(7,139,855)
Net Increase/(Decrease) in Fund Shares	1,519,143	(715,299)
Shares Outstanding, Beginning of Period	11,608,694	12,323,993
Shares Outstanding, End of Period	13,127,837	11,608,694
Transactions in Fund Shares – Class S Shares:
Shares sold	68,887	333,566
Reinvested dividends and distributions	7,756	19,924
Shares repurchased	(193,978)	(784,980)
Net Increase/(Decrease) in Fund Shares	(117,335)	(431,490)
Shares Outstanding, Beginning of Period	1,258,680	1,690,170
Shares Outstanding, End of Period	1,141,345	1,258,680
Transactions in Fund Shares – Class T Shares:
Shares sold	89,271,170	250,374,476
Reinvested dividends and distributions	5,239,256	11,353,809
Shares repurchased	(135,302,880)	(294,769,938)
Net Increase/(Decrease) in Fund Shares	(40,792,454)	(33,041,653)
Shares Outstanding, Beginning of Period	690,297,418	723,339,071
Shares Outstanding, End of Period	649,504,964	690,297,418

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Short-Term Bond Fund	$418,913,299	$667,249,531	$641,935,950	$409,567,483

30 | DECEMBER 31, 2014

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

32 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

34 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

36 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

38 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

44 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81309	125-24-93030 02-15

semiannual report
December 31, 2014

Perkins Large Cap Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Large Cap Value Fund

Perkins Large Cap Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended December 31, 2014, Perkins Large Cap Value Fund’s Class I Shares returned 4.01%, underperforming its benchmark, the Russell 1000 Value Index, which returned 4.78%.

Our underperformance was driven by our underweight in financials and utilities. Given the strong equity markets, our average cash position of nearly 5% hurt relative returns and was a driver of our relative underperformance for the period. Our holdings in information technology and consumer discretionary also weighed on performance. Contributors included our holdings in telecommunication services and industrials as well as our underweight in materials.

MARKET COMMENTARY

Stocks rose in the period while the U.S. economy continued to gain steam, delivering nearly 5% GDP growth in the third quarter, with the unemployment rate falling to under 6% amid signs of wage growth. Persistently high underemployment, however, remains a troubling counterweight. Corporate balance sheets remain flush with cash but companies continue to add leverage by tapping financing at record-low interest rates. Earnings growth also remained strong, coupled with equity valuations that appear buoyed by market optimism. All this occurred with central bank policy accommodation that remains very friendly to risk assets on a global basis although the Federal Reserve (Fed) could become less so in the coming year.

The recent fall in energy prices is likely a blessing, but could possibly be a curse as well. Short term, it should provide a boost in consumer spending, evidenced by early reports of healthy holiday retail activity. Long term, however, a significant portion of U.S. capital expenditures are attributable to the energy complex, and less exploration and production activity could negatively impact the earnings of those firms with exposure. In addition, the U.S. shale revolution has stimulated economic activity in places such as North Dakota and Pennsylvania with high-paying jobs and local economies that have witnessed rising oil prices. Energy companies have also been active participants in the debt markets, particularly in high-yield issuance, and risks around substantially squeezed profits could spread to financial markets. Clearly, there are winners from lower crude prices, but the collateral damage could appear later. The added variable here is the geopolitical consequences of lower oil prices on volatile countries such as Russia, Venezuela, and much of the Middle East. These risks seem to be reflected to some degree in the price of energy stocks, but the broader markets continued to march to new highs.

DETRACTORS

Our largest individual detractor was Noble Energy, which is a global independent energy exploration and production company with U.S. assets in the Rocky Mountains, Appalachia, the Gulf of Mexico as well as international operations in offshore Israel and West Africa. Shares of the company were down in the period as a precipitous fall in crude oil prices drove a sell-off across the entire energy complex. West Texas Intermediate (WTI) and Brent crude prices have traded down to lows not seen since the 2008-2009 financial crisis. During the quarter, Noble Energy reported third quarter earnings results ahead of Wall Street expectations but the stock also traded lower as Israeli antitrust authorities announced a review of a previous regulatory deal that Noble and its partners signed with the Israeli government. While the drop in crude oil prices presents a significant challenge for Noble, as well as the entire oil and gas industry, we think that Noble’s high-quality acreage, solid balance sheet and astute management team provide the company with the resources needed to weather the downturn in the industry. We added to our position on weakness in the quarter.

Ensco, a global offshore contract drilling company with a geographically diverse fleet of new ultra deepwater rigs

Janus Investment Fund | 1

Perkins Large Cap Value Fund (unaudited)

and premium jack-up rigs, was also a detractor. Ensco’s shares underperformed for the year as the company took a $1.5 billion noncash impairment charge on some of its floaters as the book value of these rigs declined given challenging market conditions. Furthermore, day rates and rig utilization continued to soften throughout the year, further hurt by the significant decline in crude oil prices in the fourth quarter. We continue to own Ensco shares as we think that the company is one of the best operators in the industry, has a solid balance sheet and is trading at a compelling valuation.

Royal Dutch Shell was also an individual detractor. Royal Dutch Shell reported strong operating results driven by its ongoing restructuring efforts and improved cost control. However, the dramatic fall in global crude oil prices more than offset these positives, leaving both near-term earnings estimates and the stock price lower. We believe the large integrated companies like Shell, with a solid balance sheet, diverse business mix, and robust dividend yield, limit our downside versus other energy stocks. We added shares at lower prices in the quarter.

CONTRIBUTORS

Berkshire Hathaway was our largest individual contributor. The company announced strong third-quarter earnings results driven by outperformance of the insurance companies and finished the period with over $20 billion in excess cash. During the quarter, Berkshire Hathaway announced the acquisition of Duracell for $4.7 billion and the acquisition of Van Tuyl auto dealerships. We expect Berkshire to continue to use its strong balance sheet and cash-flow generation to participate in opportunistic and attractive investments. Having maintained our holdings, Berkshire remains one of our largest positions in the Fund.

Procter & Gamble was also a key contributor. It announced in August that it would sell up to 100 smaller and underperforming brands over the next two years shedding 10% of revenue with the goal to have 70 to 80 core Procter & Gamble brands that represent 90% of current revenue. Procter & Gamble has already announced the sale of 5% of revenue – including its Iams pet food and Duracell brands. That, along with continued innovation should help its competitive position longer term. Given the brand rationalization program, nearly 3% dividend yield, and defensive nature of the business, we added to our holdings as we see less downside risk in Procter & Gamble shares.

Zoetis, an animal health company, was another top contributor as it continued to outperform in the period. In addition to strong fundamental performance, the stock reacted positively to both the company’s announced strategy for operational improvement and capital deployment, and the 10% ownership stake taken by activist investor, Pershing Square. Given the stable underlying fundamentals of the animal health industry, the company’s strong competitive positioning and focus on operational improvement, and the potential to be an acquisition target post the two-year anniversary of its tax-free spin-off from Pfizer, we continue to hold our position.

MARKET OUTLOOK

As we look ahead, the factors that led us to the upcoming six-year anniversary of the bull market continue to be intact, namely unbelievably loose monetary policy on a global basis. However, the Fed has stated its intention, and has initiated the process, of slowly reducing the amount of liquidity flooded into the system. When looking at economic growth and recent jobs data, one could argue that the data set indicates the U.S. economy is doing just fine and that some accommodation can be curtailed. The counterargument is that the economy is still growing at a tepid pace for this point in a normal economic recovery and given the large amount of debt in the system, central bankers fear debt deflation so interest rates can stay lower for longer. There are certainly bright spots in the market, though we believe they may not warrant the currently high level of investor optimism. While there may be more gains ahead, we believe there is also the potential for greater volatility, and therefore remain cautious in our portfolio positioning. Aside from the energy segment, another source of potential volatility could originate from the Fed both from communication to the market as well as its policy intentions. While we believe valuations are fair, if not slightly overvalued, there seems to be little room for error in equity prices.

With the U.S. equity market hitting new all-time highs this year, we are not finding compelling values. Optimism seems to be fully priced into stocks, as it has over the past few years, showing some disregard of risk and a large willingness to put more faith in market momentum instead of company fundamentals. Most troubling, in our opinion, is the broad complacency and thin trading volume lifting stock prices higher. There simply is not much real liquidity in the market to absorb prolonged selling pressures should any of the numerous macroeconomic tailwinds suddenly start to escalate and truly spook investors beyond a brief market dip. This is especially true in the fixed income markets where even the U.S. Treasury Department’s Office of Financial Research has noted excessive risk taking, declining market liquidity as a result

2 | DECEMBER 31, 2014

(unaudited)

of recent bank regulatory changes, and some financing activities moving to less transparent areas of the financial system as potential risks.

During the period, we trimmed positions in a variety of industries where the reward-to-risk ratio was no longer compelling as the Russell 1000 Value Index increased almost 5%. We trimmed, or exited, positions in consumer discretionary, energy, and technology, to name a few. Purchases of new names were in sectors such as technology, transportation and energy as we felt the reward-to-risk trade-off was more attractive, in addition to taking advantage of price weakness in energy stocks.

Moreover, small-cap stocks have had prolonged periods of volatility over the course of the year. If, as we expect, volatility begins to move up market capitalization, it could provide additional value potential, but feel large caps overall would hold up better versus small and mid-cap stocks in that environment. With that as a backdrop, investors may want to refocus on bottom-up stock selection and downside protection. Looking ahead, we believe our portfolio remains well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential.

Thank you for your investment with us in the Perkins Large Cap Value Fund.

Janus Investment Fund | 3

Perkins Large Cap Value Fund (unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Berkshire Hathaway, Inc. – Class B	0.51%
Zoetis, Inc.	0.38%
Procter & Gamble Co.	0.38%
CVS Caremark Corp.	0.30%
AbbVie, Inc.	0.25%

5 Bottom Performers – Holdings

Contribution

Noble Energy, Inc.	–0.38%
Ensco PLC – Class A	–0.36%
Royal Dutch Shell PLC (ADR)	–0.34%
Schlumberger, Ltd. (U.S. Shares)	–0.34%
Whiting Petroleum Corp.	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	0.46%	8.99%	10.23%
Materials	0.11%	0.49%	3.28%
Energy	0.10%	8.73%	12.68%
Telecommunication Services	0.07%	3.71%	2.23%
Health Care	0.00%	21.86%	13.51%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.37%	23.27%	29.11%
Other**	–0.22%	4.79%	0.00%
Information Technology	–0.19%	9.06%	9.32%
Utilities	–0.19%	1.46%	6.17%
Consumer Discretionary	–0.14%	8.47%	6.34%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Pfizer, Inc. Pharmaceuticals	2.7%
Berkshire Hathaway, Inc. – Class B Diversified Financial Services	2.6%
American International Group, Inc. Insurance	2.6%
Procter & Gamble Co. Household Products	2.2%
Wells Fargo & Co. Commercial Banks	2.1%

12.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 5

Perkins Large Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	3.85%	11.01%	12.07%	14.09%	0.90%	0.85%

MOP	–2.12%	4.65%	10.74%	12.97%

Perkins Large Cap Value Fund – Class C Shares

NAV	3.39%	10.20%	11.22%	13.24%	1.72%	1.67%

CDSC	2.42%	9.20%	11.22%	13.24%

Perkins Large Cap Value Fund – Class D Shares(1)	3.91%	10.99%	12.21%	14.04%	0.83%	0.78%

Perkins Large Cap Value Fund – Class I Shares	4.01%	11.20%	12.41%	14.44%	0.64%	0.60%

Perkins Large Cap Value Fund – Class N Shares	3.98%	11.18%	12.41%	14.44%	0.64%	0.60%

Perkins Large Cap Value Fund – Class S Shares	3.70%	10.87%	11.92%	13.94%	1.15%	1.12%

Perkins Large Cap Value Fund – Class T Shares	3.86%	10.94%	12.16%	14.09%	0.89%	0.85%

Russell 1000® Value Index	4.78%	13.45%	15.42%	16.12%

Morningstar Quartile – Class I Shares	–	2nd	4th	3rd

Morningstar Ranking – based on total returns for Large Value Funds	–	537/1,336	902/1,155	783/1,146

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 31, 2008

(1)	Closed to new investors.

Janus Investment Fund | 7

Perkins Large Cap Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,038.50	$4.68	$1,000.00	$1,020.62	$4.63	0.91%

Class C Shares	$1,000.00	$1,033.90	$8.72	$1,000.00	$1,016.64	$8.64	1.70%

Class D Shares	$1,000.00	$1,039.10	$3.85	$1,000.00	$1,021.42	$3.82	0.75%

Class I Shares	$1,000.00	$1,040.10	$3.19	$1,000.00	$1,022.08	$3.16	0.62%

Class N Shares	$1,000.00	$1,039.80	$3.14	$1,000.00	$1,022.13	$3.11	0.61%

Class S Shares	$1,000.00	$1,037.00	$5.70	$1,000.00	$1,019.61	$5.65	1.11%

Class T Shares	$1,000.00	$1,038.60	$4.42	$1,000.00	$1,020.87	$4.38	0.86%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2014

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Common Stocks – 94.8%
Aerospace & Defense – 3.2%
3,972	General Dynamics Corp.	$546,627
18,336	Honeywell International, Inc.	1,832,133
16,443	Rockwell Collins, Inc.	1,389,104
16,700	United Technologies Corp.	1,920,500

		5,688,364
Beverages – 2.4%
17,600	Molson Coors Brewing Co. – Class B	1,311,552
31,656	PepsiCo, Inc.	2,993,391

		4,304,943
Biotechnology – 0.5%
5,259	Amgen, Inc.	837,706
Capital Markets – 1.8%
19,185	State Street Corp.	1,506,022
18,723	T Rowe Price Group, Inc.	1,607,557

		3,113,579
Commercial Banks – 10.6%
20,955	BB&T Corp.	814,940
57,838	CIT Group, Inc.	2,766,392
56,493	Citigroup, Inc.	3,056,836
117,297	Fifth Third Bancorp	2,389,926
36,971	JPMorgan Chase & Co.	2,313,645
30,363	PNC Financial Services Group, Inc.	2,770,017
23,732	U.S. Bancorp	1,066,753
66,795	Wells Fargo & Co.	3,661,702

		18,840,211
Commercial Services & Supplies – 2.2%
41,073	Republic Services, Inc.	1,653,188
50,572	Tyco International PLC	2,218,088

		3,871,276
Communications Equipment – 2.2%
44,508	Cisco Systems, Inc.	1,237,990
36,374	QUALCOMM, Inc.	2,703,679

		3,941,669
Construction & Engineering – 0.4%
17,142	Jacobs Engineering Group, Inc.*	766,076
Consumer Finance – 0.7%
18,348	Discover Financial Services	1,201,611
Diversified Financial Services – 2.6%
30,400	Berkshire Hathaway, Inc. – Class B*	4,564,560
Diversified Telecommunication Services – 1.2%
44,207	Verizon Communications, Inc.	2,068,003
Electric Utilities – 1.7%
83,241	PPL Corp.	3,024,146
Energy Equipment & Services – 1.5%
26,941	Ensco PLC – Class A	806,883
22,507	Schlumberger, Ltd. (U.S. Shares)	1,922,323

		2,729,206
Food & Staples Retailing – 2.0%
18,643	CVS Caremark Corp.	1,795,507
20,591	Wal-Mart Stores, Inc.	1,768,355

		3,563,862
Food Products – 3.6%
38,579	General Mills, Inc.	2,057,418
20,229	Hershey Co.	2,102,400
57,250	Unilever PLC (ADR)	2,317,480

		6,477,298
Health Care Equipment & Supplies – 5.1%
45,021	Abbott Laboratories	2,026,845
34,270	Baxter International, Inc.	2,511,648
15,200	Medtronic, Inc.	1,097,440
18,597	Stryker Corp.	1,754,255
14,261	Zimmer Holdings, Inc.	1,617,483

		9,007,671
Health Care Providers & Services – 2.2%
19,180	Laboratory Corp. of America Holdings*	2,069,522
8,436	McKesson Corp.	1,751,145

		3,820,667
Hotels, Restaurants & Leisure – 1.0%
18,112	McDonald’s Corp.	1,697,094
Household Products – 2.2%
43,589	Procter & Gamble Co.	3,970,522
Industrial Conglomerates – 0.9%
66,624	General Electric Co.	1,683,589
Information Technology Services – 0.8%
16,391	Accenture PLC – Class A (U.S. Shares)	1,463,880
Insurance – 5.6%
20,800	Allstate Corp.	1,461,200
81,411	American International Group, Inc.	4,559,830
15,519	Chubb Corp.	1,605,751
40,756	Marsh & McLennan Cos., Inc.	2,332,874

		9,959,655
Internet Software & Services – 0.4%
1,352	Google, Inc. – Class C*	711,693
Life Sciences Tools & Services – 1.6%
31,683	Agilent Technologies, Inc.	1,297,102
12,000	Thermo Fisher Scientific, Inc.	1,503,480

		2,800,582
Media – 5.2%
43,712	CBS Corp. – Class B	2,419,022
30,786	Comcast Corp. – Class A	1,785,896
30,458	Omnicom Group, Inc.	2,359,581
24,853	Time Warner, Inc.	2,122,943
5,882	Walt Disney Co.	554,026

		9,241,468
Metals & Mining – 0.4%
35,812	Goldcorp, Inc. (U.S. Shares)	663,238
Multiline Retail – 0.8%
17,781	Target Corp.	1,349,756
Oil, Gas & Consumable Fuels – 7.1%
26,918	Anadarko Petroleum Corp.	2,220,735
19,645	Chevron Corp.	2,203,776
4,875	Cimarex Energy Co.	516,750
28,559	Enterprise Products Partners LP	1,031,551
32,073	Marathon Oil Corp.	907,345
27,154	Noble Energy, Inc.	1,287,915

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Oil, Gas & Consumable Fuels – (continued)
12,331	Occidental Petroleum Corp.	$994,002
52,316	Royal Dutch Shell PLC (ADR)	3,502,556

		12,664,630
Pharmaceuticals – 12.0%
25,671	AbbVie, Inc.	1,679,910
73,561	GlaxoSmithKline PLC (ADR)	3,143,997
24,644	Johnson & Johnson	2,577,023
53,895	Merck & Co., Inc.	3,060,697
33,543	Novartis AG (ADR)	3,108,094
150,936	Pfizer, Inc.	4,701,657
22,746	Teva Pharmaceutical Industries, Ltd. (ADR)	1,308,123
39,591	Zoetis, Inc.	1,703,601

		21,283,102
Real Estate Investment Trusts (REITs) – 1.5%
76,046	Weyerhaeuser Co.	2,729,291
Road & Rail – 2.1%
30,599	CSX Corp.	1,108,602
10,534	Kansas City Southern	1,285,464
11,593	Union Pacific Corp.	1,381,074

		3,775,140
Semiconductor & Semiconductor Equipment – 1.0%
17,320	Altera Corp.	639,801
21,338	Analog Devices, Inc.	1,184,686

		1,824,487
Software – 3.8%
35,874	CA, Inc.	1,092,363
48,176	Microsoft Corp.	2,237,775
74,970	Oracle Corp.	3,371,401

		6,701,539
Technology Hardware, Storage & Peripherals – 0.6%
33,457	EMC Corp.	995,011
Textiles, Apparel & Luxury Goods – 1.2%
11,442	Ralph Lauren Corp.	2,118,601
Wireless Telecommunication Services – 2.7%
55,746	Rogers Communications, Inc. – Class B	2,166,290
78,318	Vodafone Group PLC (ADR)	2,676,126

		4,842,416

Total Common Stocks (cost $129,537,332)		168,296,542

Repurchase Agreements – 5.9%
$10,400,000	Undivided interest of 13% in a joint repurchase agreement (principal amount $81,900,000 with a maturity value of $81,900,228) with ING Financial Markets LLC, 0.0500%, dated 12/31/14, maturing 1/2/15 to be repurchased at $10,400,029 collateralized by $82,714,877 in U.S. Treasuries, 0.1250% – 4.3750%, 2/29/16 – 2/15/44, with a value of $83,542,988 (cost $10,400,000)	10,400,000

Total Investments (total cost $139,937,332) – 100.7%		178,696,542

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(1,325,963)

Net Assets – 100%		$177,370,579

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$159,810,638	89.4%
United Kingdom	11,640,159	6.5
Switzerland	3,108,094	1.8
Canada	2,829,528	1.6
Israel	1,308,123	0.7

Total	$178,696,542	100.0%

††	Includes Cash Equivalents of 5.8%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Large Cap Value Fund
Assets
Investments in Securities:
Common Stocks	$168,296,542	$–	$–

Repurchase Agreements	–	10,400,000	–

Total Assets	$168,296,542	$10,400,000	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Perkins Large Cap Value Fund

Assets:
Investments at cost(1)	$139,937,332
Investments at value	$168,296,542
Repurchase agreements at value	10,400,000
Cash	242,837
Non-interested Trustees’ deferred compensation	3,638
Receivables:
Fund shares sold	52,236
Dividends	299,491
Interest	14
Other assets	2,005
Total Assets	179,296,763
Liabilities:
Payables:
Investments purchased	1,714,879
Fund shares repurchased	82,788
Advisory fees	76,172
Fund administration fees	1,365
Transfer agent fees and expenses	6,100
12b-1 Distribution and shareholder servicing fees	3,852
Non-interested Trustees’ fees and expenses	868
Non-interested Trustees’ deferred compensation fees	3,638
Accrued expenses and other payables	36,523
Total Liabilities	1,926,185
Net Assets	$177,370,578

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | DECEMBER 31, 2014

As of December 31, 2014 (unaudited)	Perkins Large Cap Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$137,521,638
Undistributed net investment income/(loss)*	(7,742)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	1,097,472
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	38,759,210
Total Net Assets	$177,370,578
Net Assets - Class A Shares	$3,565,245
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	216,997
Net Asset Value Per Share(2)	$16.43
Maximum Offering Price Per Share(3)	$17.43
Net Assets - Class C Shares	$3,345,450
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206,009
Net Asset Value Per Share(2)	$16.24
Net Assets - Class D Shares	$40,096,398
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,454,789
Net Asset Value Per Share	$16.33
Net Assets - Class I Shares	$43,399,310
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,647,934
Net Asset Value Per Share	$16.39
Net Assets - Class N Shares	$82,605,664
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,047,175
Net Asset Value Per Share	$16.37
Net Assets - Class S Shares	$258,757
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,640
Net Asset Value Per Share	$16.54
Net Assets - Class T Shares	$4,099,754
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	251,335
Net Asset Value Per Share	$16.31

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $10,400,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Perkins Large Cap
For the period ended December 31, 2014 (unaudited)	Value Fund

Investment Income:
Interest	$1,564
Dividends	1,560,497
Other income	11
Foreign tax withheld	(19,729)
Total Investment Income	1,542,343
Expenses:
Advisory fees	368,994
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,533
Class C Shares	17,009
Class S Shares	318
Transfer agent administrative fees and expenses:
Class D Shares	24,808
Class S Shares	318
Class T Shares	5,088
Transfer agent networking and omnibus fees:
Class A Shares	693
Class C Shares	1,123
Class I Shares	312
Other transfer agent fees and expenses:
Class A Shares	228
Class C Shares	313
Class D Shares	4,088
Class I Shares	996
Class N Shares	121
Class T Shares	8
Shareholder reports expense	6,402
Registration fees	62,713
Custodian fees	1,708
Professional fees	20,825
Non-interested Trustees’ fees and expenses	1,335
Fund administration fees	7,420
Other expenses	3,909
Total Expenses	533,262
Less: Excess Expense Reimbursement	(22,691)
Net Expenses	510,571
Net Investment Income/(Loss)	1,031,772
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	4,574,408
Total Net Realized Gain/(Loss) on Investments	4,574,408
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(418,385)
Total Change in Unrealized Net Appreciation/Depreciation	(418,385)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,187,795

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Perkins Large Cap
	Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$1,031,772	$2,530,928
Net realized gain/(loss) on investments	4,574,408	8,063,356
Change in unrealized net appreciation/depreciation	(418,385)	14,729,864
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,187,795	25,324,148
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(49,371)	(33,203)
Class C Shares	(22,347)	(12,752)
Class D Shares	(542,195)	(447,705)
Class I Shares	(660,473)	(606,845)
Class N Shares	(1,271,878)	(597,499)
Class S Shares	(3,205)	(687)
Class T Shares	(52,796)	(37,632)
Net Realized Gain from Investment Transactions*
Class A Shares	(184,022)	(319,660)
Class C Shares	(176,155)	(297,634)
Class D Shares	(2,050,146)	(3,150,880)
Class I Shares	(2,224,495)	(3,917,283)
Class N Shares	(4,205,651)	(3,881,801)
Class S Shares	(13,057)	(19,881)
Class T Shares	(208,456)	(287,842)
Net Decrease from Dividends and Distributions to Shareholders	(11,664,247)	(13,611,304)
Capital Share Transactions:
Shares Sold
Class A Shares	311,708	666,819
Class C Shares	374,472	787,502
Class D Shares	4,020,284	10,187,073
Class I Shares	422,856	751,334
Class N Shares	35,668,213	2,715,165
Class S Shares	–	–
Class T Shares	376,114	1,200,003
Reinvested Dividends and Distributions
Class A Shares	182,281	271,005
Class C Shares	171,850	264,949
Class D Shares	2,568,390	3,572,796
Class I Shares	2,723,685	4,286,982
Class N Shares	5,477,529	4,479,300
Class S Shares	16,262	20,568
Class T Shares	259,198	322,293
Shares Repurchased
Class A Shares	(431,477)	(1,016,789)
Class C Shares	(370,468)	(1,065,967)
Class D Shares	(7,022,893)	(7,133,206)
Class I Shares	(6,170,100)	(1,915,597)
Class N Shares	(3,539,278)	(11,823,825)
Class S Shares	–	(292,320)
Class T Shares	(511,226)	(770,424)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets  (continued)

	Perkins Large Cap
	Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Net Increase/(Decrease) from Capital Share Transactions	34,527,400	5,507,661
Net Increase/(Decrease) in Net Assets	28,050,948	17,220,505
Net Assets:
Beginning of period	149,319,630	132,099,125
End of period	$177,370,578	$149,319,630

Undistributed Net Investment Income/(Loss)*	$(7,742)	$1,562,751

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$16.90	$15.62	$13.44	$14.21	$11.56	$11.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(3)	0.28(3)	0.15	0.12	0.13	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.56	2.64	2.48	(0.07)	2.87	0.44	1.11
Total from Investment Operations	0.66	2.92	2.63	0.05	3.00	0.47	1.16
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.15)	(0.18)	(0.14)	(0.03)	(0.03)	(0.02)
Distributions (from capital gains)*	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.13)	(1.64)	(0.45)	(0.82)	(0.35)	(0.05)	(0.02)
Net Asset Value, End of Period	$16.43	$16.90	$15.62	$13.44	$14.21	$11.56	$11.14
Total Return**	3.85%	19.70%	19.96%	0.75%	26.21%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$3,565	$3,603	$3,390	$2,977	$2,265	$1,654	$718
Average Net Assets for the Period (in thousands)	$3,577	$3,600	$3,182	$2,598	$1,237	$1,514	$530
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.90%	1.15%	1.13%	1.18%	1.32%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.81%	1.14%	1.13%	1.18%	1.29%	1.23%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.19%	1.71%	1.05%	1.16%	1.40%	0.48%	1.19%
Portfolio Turnover Rate	15%	34%	45%	52%	43%	32%	33%

Class C Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$16.67	$15.44	$13.28	$14.00	$11.48	$11.11	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(3)	0.16(3)	0.06	0.04	0.05	(0.03)	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.54	2.62	2.44	(0.08)	2.82	0.42	1.09
Total from Investment Operations	0.57	2.78	2.50	(0.04)	2.87	0.39	1.11
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.06)	(0.07)	–(4)	(0.03)	–(4)	–
Distributions (from capital gains)*	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)	0.02	–
Total Distributions	(1.00)	(1.55)	(0.34)	(0.68)	(0.35)	(0.02)	–
Net Asset Value, End of Period	$16.24	$16.67	$15.44	$13.28	$14.00	$11.48	$11.11
Total Return**	3.39%	18.92%	19.08%	0.01%	25.21%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$3,345	$3,252	$3,014	$2,629	$2,797	$1,336	$556
Average Net Assets for the Period (in thousands)	$3,356	$3,249	$2,740	$2,157	$2,070	$929	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.57%	1.80%	1.92%	1.96%	2.09%	2.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.55%	1.80%	1.92%	1.96%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	0.98%	0.38%	0.34%	0.31%	(0.23)%	0.48%
Portfolio Turnover Rate	15%	34%	45%	52%	43%	32%	33%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended December 31,	Perkins Large Cap Value Fund
2014 (unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$16.79	$15.57	$13.39	$14.15	$11.58	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.28(2)	0.18	0.17	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.56	2.64	2.48	(0.09)	2.85	(0.59)
Total from Investment Operations	0.67	2.92	2.66	0.08	3.03	(0.57)
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.21)	(0.21)	(0.16)	(0.14)	–
Distributions (from capital gains)*	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)	–
Total Distributions	(1.13)	(1.70)	(0.48)	(0.84)	(0.46)	–
Net Asset Value, End of Period	$16.33	$16.79	$15.57	$13.39	$14.15	$11.58
Total Return**	3.91%	19.77%	20.25%	0.96%	26.41%	(4.69)%
Net Assets, End of Period (in thousands)	$40,096	$41,764	$32,031	$17,997	$15,001	$2,437
Average Net Assets for the Period (in thousands)	$40,790	$36,849	$24,538	$16,727	$7,705	$1,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.83%	0.84%	0.95%	0.92%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.80%	0.84%	0.95%	0.92%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.35%	1.74%	1.36%	1.33%	1.26%	0.70%
Portfolio Turnover Rate	15%	34%	45%	52%	43%	32%

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Perkins Large Cap Value Fund
June 30 and the period ended July 31, 2009	2014	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$16.86	$15.62	$13.42	$14.17	$11.58	$11.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.31(2)	0.31	0.35	0.19	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.55	2.65	2.37	(0.25)	2.85	0.43	1.13
Total from Investment Operations	0.68	2.96	2.68	0.10	3.04	0.50	1.17
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.23)	(0.21)	(0.17)	(0.13)	(0.04)	(0.03)
Distributions (from capital gains)*	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.15)	(1.72)	(0.48)	(0.85)	(0.45)	(0.06)	(0.03)
Net Asset Value, End of Period	$16.39	$16.86	$15.62	$13.42	$14.17	$11.58	$11.14
Total Return**	4.01%	19.98%	20.43%	1.13%	26.57%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$43,399	$47,672	$40,943	$47,846	$112,360	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$44,196	$44,830	$43,013	$106,448	$91,088	$53,625	$17,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.64%	0.71%	0.77%	0.84%	1.08%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.62%	0.71%	0.77%	0.84%	1.03%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.48%	1.91%	1.47%	1.53%	1.45%	0.76%	1.36%
Portfolio Turnover Rate	15%	34%	45%	52%	43%	32%	33%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from December 31, 2008 (inception date) through July 31, 2009.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class N Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	Perkins Large Cap Value Fund
each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$16.85	$15.61	$13.43	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.31(2)	0.16	–(3)
Net gain/(loss) on investments (both realized and unrealized)	0.56	2.65	2.53	0.52
Total from Investment Operations	0.68	2.96	2.69	0.52
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.23)	(0.24)	–
Distributions (from capital gains)*	(0.89)	(1.49)	(0.27)	–
Total Distributions	(1.16)	(1.72)	(0.51)	–
Net Asset Value, End of Period	$16.37	$16.85	$15.61	$13.43
Total Return**	3.98%	19.98%	20.45%	4.03%
Net Assets, End of Period (in thousands)	$82,606	$48,684	$49,186	$66,766
Average Net Assets for the Period (in thousands)	$50,028	$46,719	$69,975	$48,137
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.64%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.62%	0.68%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.47%	1.88%	1.52%	0.66%
Portfolio Turnover Rate	15%	34%	45%	52%

Class S Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2014	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$17.01	$15.62	$13.41	$14.15	$11.56	$11.13	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.22(2)	0.27	0.14	0.14	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.55	2.71	2.34	(0.10)	2.84	0.42	1.10
Total from Investment Operations	0.64	2.93	2.61	0.04	2.98	0.45	1.14
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.05)	(0.13)	(0.10)	(0.07)	–(3)	(0.01)
Distributions (from capital gains)*	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.11)	(1.54)	(0.40)	(0.78)	(0.39)	(0.02)	(0.01)
Net Asset Value, End of Period	$16.54	$17.01	$15.62	$13.41	$14.15	$11.56	$11.13
Total Return**	3.70%	19.68%	19.84%	0.67%	26.01%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$259	$249	$480	$680	$685	$580	$557
Average Net Assets for the Period (in thousands)	$251	$327	$508	$656	$685	$616	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.14%	1.15%	1.19%	1.25%	1.34%	1.65%	2.32%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	0.98%	1.19%	1.19%	1.34%	1.53%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.99%	1.32%	0.98%	1.08%	0.97%	0.28%	0.98%
Portfolio Turnover Rate	15%	34%	45%	52%	43%	32%	33%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from December 31, 2008 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended December 31,
2014 (unaudited), each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$16.77	$15.55	$13.37	$14.13	$11.56	$11.13	$10.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(3)	0.27(3)	0.17	0.16	0.17	0.04	–(4)
Net gain/(loss) on investments (both realized and unrealized)	0.55	2.63	2.48	(0.10)	2.85	0.44	0.91
Total from Investment Operations	0.66	2.90	2.65	0.06	3.02	0.48	0.91
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.19)	(0.20)	(0.14)	(0.13)	(0.03)	–
Distributions (from capital gains)*	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.12)	(1.68)	(0.47)	(0.82)	(0.45)	(0.05)	–
Net Asset Value, End of Period	$16.31	$16.77	$15.55	$13.37	$14.13	$11.56	$11.13
Total Return**	3.86%	19.67%	20.21%	0.84%	26.37%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$4,100	$4,094	$3,055	$2,262	$2,211	$594	$1
Average Net Assets for the Period (in thousands)	$4,015	$3,400	$2,531	$2,236	$1,402	$142	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.89%	0.94%	1.00%	1.05%	1.29%	4.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.94%	1.00%	1.05%	1.29%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.24%	1.68%	1.25%	1.27%	1.16%	0.53%	1.39%
Portfolio Turnover Rate	15%	34%	45%	52%	43%	32%	33%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

22 | DECEMBER 31, 2014

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting

24 | DECEMBER 31, 2014

arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$10,400,000	$–	$(10,400,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

Fund	Base Fee Rate (%)

Perkins Large Cap Value Fund	0.64

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended December 31, 2014 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Large Cap Value Fund	0.50

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	0.75

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are

26 | DECEMBER 31, 2014

disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$1,618

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Perkins Large Cap Value Fund	$287

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2014.

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Perkins Large Cap Value Fund - Class A Shares	-%	-%
Perkins Large Cap Value Fund - Class C Shares	-	-
Perkins Large Cap Value Fund - Class D Shares	-	-
Perkins Large Cap Value Fund - Class I Shares	-	-
Perkins Large Cap Value Fund - Class N Shares	97	45
Perkins Large Cap Value Fund - Class S Shares	100	0
Perkins Large Cap Value Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Perkins Large Cap Value Fund	$139,883,494	$40,480,879	$(1,667,831)	$38,813,048

28 | DECEMBER 31, 2014

5.	Capital Share Transactions

For the period ended December 31 (unaudited)	Perkins Large Cap Value Fund
and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	18,363	40,929
Reinvested dividends and distributions	11,007	17,518
Shares repurchased	(25,499)	(62,400)
Net Increase/(Decrease) in Fund Shares	3,871	(3,953)
Shares Outstanding, Beginning of Period	213,126	217,079
Shares Outstanding, End of Period	216,997	213,126
Transactions in Fund Shares – Class C Shares:
Shares sold	22,456	48,889
Reinvested dividends and distributions	10,498	17,306
Shares repurchased	(22,082)	(66,272)
Net Increase/(Decrease) in Fund Shares	10,872	(77)
Shares Outstanding, Beginning of Period	195,137	195,214
Shares Outstanding, End of Period	206,009	195,137
Transactions in Fund Shares – Class D Shares:
Shares sold	238,896	641,294
Reinvested dividends and distributions	156,038	232,301
Shares repurchased	(427,048)	(443,863)
Net Increase/(Decrease) in Fund Shares	(32,114)	429,732
Shares Outstanding, Beginning of Period	2,486,903	2,057,171
Shares Outstanding, End of Period	2,454,789	2,486,903
Transactions in Fund Shares – Class I Shares:
Shares sold	25,311	46,977
Reinvested dividends and distributions	164,872	277,834
Shares repurchased	(369,090)	(119,014)
Net Increase/(Decrease) in Fund Shares	(178,907)	205,797
Shares Outstanding, Beginning of Period	2,826,841	2,621,044
Shares Outstanding, End of Period	2,647,934	2,826,841
Transactions in Fund Shares – Class N Shares:
Shares sold	2,034,434	167,449
Reinvested dividends and distributions	332,173	290,486
Shares repurchased	(209,127)	(720,134)
Net Increase/(Decrease) in Fund Shares	2,157,480	(262,199)
Shares Outstanding, Beginning of Period	2,889,695	3,151,894
Shares Outstanding, End of Period	5,047,175	2,889,695
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	975	1,321
Shares repurchased	–	(17,369)
Net Increase/(Decrease) in Fund Shares	975	(16,048)
Shares Outstanding, Beginning of Period	14,665	30,713
Shares Outstanding, End of Period	15,640	14,665
Transactions in Fund Shares – Class T Shares:
Shares sold	22,307	74,047
Reinvested dividends and distributions	15,766	20,969
Shares repurchased	(30,846)	(47,417)
Net Increase/(Decrease) in Fund Shares	7,227	47,599
Shares Outstanding, Beginning of Period	244,108	196,509
Shares Outstanding, End of Period	251,335	244,108

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$43,360,355	$21,938,163	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

32 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

34 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

36 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

38 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

40 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

42 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81527	125-24-93031 02-15

semiannual report
December 31, 2014

Perkins Mid Cap Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Mid Cap Value Fund

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended December 31, 2014, Perkins Mid Cap Value Fund’s Class T Shares returned 1.73%, underperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 3.25%.

The benchmark experienced one meaningful correction in the fall, prior to rallying to all-time highs at year-end. We were pleased to hold up better during this brief period of volatility. Equity markets, however, quickly rebounded and our more defensive positioning hurt relative returns for the period. Interest-rate sensitive industries such as utilities and real estate investment trusts (REITs) posted gains of 6.29% and 8.64%, respectively, in the index and our underweight in those areas detracted from relative performance. While our energy stocks held up better than those within the benchmark, our modest overweight hampered returns. Stock selection in consumer staples and information technology was additive.

We trimmed positions in a wide variety of industries where we felt the reward-to-risk ratio was no longer compelling, as the Russell Midcap Value Index made new highs. We exited positions in energy, retail and technology, to name a few. Purchases of new names also occurred in each of those areas as we felt the reward-to-risk trade-off was more attractive, and to take advantage of price weakness in the energy sector.

MARKET COMMENTARY

The U.S. economy continued to gain steam, delivering nearly 5% GDP growth in the third quarter, with the unemployment rate falling to under 6% amid signs of wage growth. Persistently high underemployment, however, remained a troubling counterweight. Corporate balance sheets remained flush with cash but companies continued to add leverage by tapping financing at record low interest rates. Earnings growth also remained strong, coupled with equity valuations that appear buoyed by market optimism. All this occurred with central bank policy accommodation that remains very friendly to risk assets on a global basis although the Federal Reserve (Fed) could become less so in the coming year.

The recent fall in energy prices is likely a blessing, but could possibly be a curse as well. Short term, it should provide a boost in consumer spending, evidenced by early reports of healthy holiday retail activity. Longer term, however, a significant portion of U.S. capital expenditures are attributable to the energy complex, and less exploration and production activity could negatively impact the earnings of those firms with exposure. In addition, the U.S. shale revolution has stimulated economic activity in places such as North Dakota and Pennsylvania with high-paying jobs and local economies that have witnessed rising oil prices. Energy companies have also been active participants in the debt markets, particularly in high-yield issuance, and risks around substantially squeezed profits could spread to financial markets. Clearly, there are winners from lower crude prices, but the collateral damage could appear later. The added variable here is the geopolitical consequences of lower oil prices on volatile countries such as Russia, Venezuela and much of the Middle East. These risks seem to be reflected to some degree in the price of energy stocks, but the broader markets continued to march to new highs.

DETRACTORS

Kirby Corporation weighed the most on performance. Shares in barge operator Kirby traded lower through the period following the rapid decline in global oil prices. Approximately 20% of Kirby’s annual revenues are directly tied to oil, with approximately $400 million of revenue related to diesel engines for well fracking pumps and rigs, and $200 million to the transport of crude oil in both inland river and coastal barge movements. Management guided fourth quarter results below Wall Street estimates on weakness in both the diesel engine business as well as the crude transport segment. We see fracking-related revenue continuing to be negatively pressured by weak oil

Janus Investment Fund | 1

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

prices and their negative impact on rig count in the U.S. However, we believe the recent softness in the crude transport business will ease as we move further into 2015. The core chemical business remains solid, driven by revenue gains, pricing, and strong margins.

Oil & gas producer Noble Energy also detracted from performance. Noble Energy is a global independent energy exploration and production company with U.S. assets in the Rocky Mountains, Appalachia, the Gulf of Mexico as well as international operations offshore Israel and West Africa. Shares of the company were down 38% in the period as a precipitous fall in crude oil prices drove a sell-off across the entire energy complex. West Texas Intermediate (WTI) and Brent crude prices have traded down to lows not seen since the 2008-2009 financial crisis. During the period, Noble Energy reported third quarter earnings results ahead of Wall Street expectations but the stock also traded lower as Israeli antitrust authorities announced a review of a previous regulatory deal that Noble and its partners signed with the Israeli government. While the drop in crude oil prices presents a significant challenge for Noble, as well as the entire oil and gas industry, we think that Noble’s high-quality acreage, solid balance sheet and astute management team provide the company with the resources needed to weather the downturn in the industry.

Plains GP Holdings LP (PAGP), another top detractor, is the general partner of Plains All American Pipeline LP. PAGP has increasing claims on the cash flows generated by its limited partner, which has benefited from increasing crude oil volume growth in the U.S. The shares modestly underperformed its master limited partnerships (MLP) peers as a very strong third quarter earnings report was not enough to offset conservative 2015 distribution guidance and the rapid decline in crude oil prices. The company also acquired 50% of the BridgeTex pipeline joint venture from Occidental Petroleum that should complement PAGP’s growing asset base in the Permian Basin. We eliminated our holdings in the stock as we were concerned with the clouded outlook for distribution growth given the steep decline in crude prices.

CONTRIBUTORS

Casey’s General Stores led our individual contributors. The company operates gas stations and convenience stores throughout small towns in the Midwest, and is slowly expanding into the Southeast. The steep decline in crude, and ultimately gasoline prices, were the main driver behind the stock’s rally in the fourth quarter. Gasoline margins at Casey’s typically benefit when wholesale gasoline prices decline as retail prices at the pump are stickier on the way down. Casey’s has done a solid job in executing its growth strategy – evidenced by strength in same-store sales of grocery items and prepared foods during the quarter. Over the past two years, other publicly traded convenience store chains have been acquired by MLPs, adopted MLP structures, or have been acquired by parent companies that own MLPs. Any of these outcomes could unlock further value at Casey’s should management elect to go that route. Casey’s remains one of our larger holdings in the Fund.

Allstate also aided performance. The property insurer outperformed the market and its peers in the period due to its consistently better underwriting results than prior guidance, as well as large share repurchases. Allstate achieved better margins in its core property casualty business after excluding prior year development and catastrophic losses, which resulted in upward earnings revisions throughout the year. The higher than expected earnings growth resulted in both price-to-earnings and price-to-book multiple expansions. Despite the higher valuation, we view Allstate as a core holding that provides diversification to other macro-driven financial holdings.

Zoetis, an animal health company, was another top contributor and continued to outperform in the period. In addition to strong fundamental performance, in the fourth quarter, the stock reacted positively to both the company’s announced strategy for operational improvement and capital deployment, and the 10% ownership stake taken by activist investor, Pershing Square. Given the stable underlying fundamentals of the animal health industry, the company’s strong competitive positioning and focus on operational improvement, and the potential to be an acquisition target post the two-year anniversary of its tax-free spin-off from Pfizer, we continue to hold a position.

MARKET OUTLOOK

As we look ahead, the factors that led us to the upcoming six-year anniversary of the bull market continue to be intact, namely unbelievably loose monetary policy on a global basis. However, the Fed has stated its intention, and has initiated the process, of slowly reducing the amount of liquidity flooded into the system. When looking at economic growth and recent jobs data, one could argue that the data set indicates the U.S. economy is doing just fine and that some accommodation can be curtailed. The counterargument is that the economy is still growing at a tepid pace for this point in a normal economic recovery and, given the large amount of debt in the system, central bankers fear debt deflation, so interest rates can stay lower for longer. There are certainly bright spots in the market though we believe they may not warrant the

2 | DECEMBER 31, 2014

(unaudited)

currently high level of investor optimism. While there may be more gains ahead, we believe there is also the potential for greater volatility, and therefore remain cautious in our portfolio positioning. Aside from the energy segment, another source of potential volatility could originate from the Fed, both from communication to the market as well as its policy intentions. While we believe valuations are fair, if not slightly overvalued, there seems to be little room for error in equity prices.

With the U.S. equity market hitting new all-time highs this year, we are not finding compelling values. Optimism seems to be fully priced into stocks, as it has over the past few years, showing some disregard of risk and a large willingness to put more faith in market momentum instead of company fundamentals. Most troubling, in our opinion, is the broad complacency and thin trading volume lifting stock prices higher. There simply is not much real liquidity in the market to absorb prolonged selling pressures should any of the numerous macroeconomic tailwinds suddenly start to escalate and truly spook investors beyond a brief market dip. This is especially true in the fixed income markets where even the U.S. Treasury Department’s Office of Financial Research has noted excessive risk taking, declining market liquidity as a result of recent bank regulatory changes, and some financing activities moving to less transparent areas of the financial system as potential risks.

Small-cap stocks have had prolonged periods of volatility over the course of the year. If, as we expect, volatility begins to move up market capitalization, it could provide additional value potential, especially in mid-cap stocks. However, at this point in the cycle, we believe that mid-cap stocks remain the most overpriced market segment. Therefore, investors may want to refocus on bottom-up stock selection and downside protection. Looking ahead, we believe our portfolios remain well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential.

Thank you for your investment in Perkins Mid Cap Value Fund.

Janus Investment Fund | 3

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Casey’s General Stores, Inc.	0.55%
Allstate Corp.	0.39%
Zoetis, Inc.	0.30%
Alliant Energy Corp.	0.28%
Dr Pepper Snapple Group, Inc.	0.26%

5 Bottom Performers – Holdings

Contribution

Kirby Corp.	–0.49%
Noble Energy, Inc.	–0.48%
Plains GP Holdings LP – Class A	–0.43%
SM Energy Co.	–0.34%
Weatherford International PLC	–0.30%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	0.62%	8.76%	3.35%
Information Technology	0.44%	8.87%	10.77%
Industrials	0.06%	13.41%	9.53%
Materials	0.03%	2.42%	7.01%
Health Care	–0.08%	10.00%	9.29%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	–0.93%	8.03%	5.13%
Consumer Discretionary	–0.61%	5.03%	10.05%
Financials	–0.28%	30.53%	32.53%
Utilities	–0.16%	6.51%	12.02%
Other**	–0.16%	4.84%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

PPL Corp. Electric Utilities	3.1%
Alliant Energy Corp. Multi-Utilities	2.9%
Republic Services, Inc. Commercial Services & Supplies	2.5%
Casey’s General Stores, Inc. Food & Staples Retailing	2.4%
Allstate Corp. Insurance	2.3%

13.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 5

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

						Expense Ratios – per the
Average Annual Total Return – for the periods ended December 31, 2014						October 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	1.62%	8.80%	10.92%	7.95%	12.15%	0.93%

MOP	–4.24%	2.57%	9.61%	7.31%	11.75%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	1.27%	8.01%	10.11%	7.17%	11.42%	1.70%

CDSC	0.46%	7.15%	10.11%	7.17%	11.42%

Perkins Mid Cap Value Fund – Class D Shares(1)	1.80%	9.12%	11.23%	8.22%	12.35%	0.65%

Perkins Mid Cap Value Fund – Class I Shares(1)	1.82%	9.14%	11.26%	8.17%	12.32%	0.63%

Perkins Mid Cap Value Fund – Class L Shares(1)	1.71%	8.98%	11.27%	8.34%	12.47%	0.75%

Perkins Mid Cap Value Fund – Class N Shares(1)	1.83%	9.25%	11.13%	8.17%	12.32%	0.49%

Perkins Mid Cap Value Fund – Class R Shares(1)	1.47%	8.44%	10.57%	7.58%	11.82%	1.25%

Perkins Mid Cap Value Fund – Class S Shares(1)	1.61%	8.75%	10.85%	7.85%	12.06%	0.99%

Perkins Mid Cap Value Fund – Class T Shares(1)	1.73%	9.04%	11.13%	8.17%	12.32%	0.74%

Russell Midcap® Value Index	3.25%	14.75%	17.43%	9.43%	10.18%

Morningstar Quartile – Class T Shares	–	3rd	4th	3rd	1st

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	–	268/475	398/417	208/350	17/159

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain distribution channels. Please see current prospectuses for details.

Janus Investment Fund | 7

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,016.20	$4.42	$1,000.00	$1,020.82	$4.43	0.87%

Class C Shares	$1,000.00	$1,012.70	$7.81	$1,000.00	$1,017.44	$7.83	1.54%

Class D Shares	$1,000.00	$1,018.00	$3.10	$1,000.00	$1,022.13	$3.11	0.61%

Class I Shares	$1,000.00	$1,018.20	$2.90	$1,000.00	$1,022.33	$2.91	0.57%

Class L Shares	$1,000.00	$1,017.10	$3.61	$1,000.00	$1,021.63	$3.62	0.71%

Class N Shares	$1,000.00	$1,018.30	$2.34	$1,000.00	$1,022.89	$2.35	0.46%

Class R Shares	$1,000.00	$1,014.70	$6.14	$1,000.00	$1,019.11	$6.16	1.21%

Class S Shares	$1,000.00	$1,016.10	$4.88	$1,000.00	$1,020.37	$4.89	0.96%

Class T Shares	$1,000.00	$1,017.30	$3.61	$1,000.00	$1,021.63	$3.62	0.71%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2014

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Common Stocks – 96.6%
Aerospace & Defense – 1.1%
925,104	Rockwell Collins, Inc.	$78,152,786
Beverages – 2.0%
1,222,269	Dr Pepper Snapple Group, Inc.	87,612,242
787,822	Molson Coors Brewing Co. – Class B	58,708,495

		146,320,737
Capital Markets – 4.3%
1,159,892	Carlyle Group LP	31,897,030
548,969	Northern Trust Corp.	37,000,510
1,416,996	Raymond James Financial, Inc.	81,179,701
700,000	State Street Corp.	54,950,000
1,215,958	T Rowe Price Group, Inc.	104,402,154

		309,429,395
Chemicals – 0.6%
791,869	FMC Corp.	45,160,289
Commercial Banks – 5.2%
2,353,847	CIT Group, Inc.	112,584,502
3,045,936	Fifth Third Bancorp	62,060,946
731,930	First Republic Bank	38,148,192
416,882	M&T Bank Corp.	52,368,717
3,972,748	Zions Bancorporation	113,263,045

		378,425,402
Commercial Services & Supplies – 3.6%
4,405,458	Republic Services, Inc.	177,319,685
1,940,055	Tyco International PLC	85,090,812

		262,410,497
Communications Equipment – 1.2%
795,832	Motorola Solutions, Inc.	53,384,411
1,046,078	Ubiquiti Networks, Inc.	31,005,752

		84,390,163
Construction & Engineering – 0.6%
891,348	Jacobs Engineering Group, Inc.*	39,834,342
Consumer Finance – 1.0%
1,102,554	Discover Financial Services	72,206,261
Containers & Packaging – 1.9%
2,679,631	Crown Holdings, Inc.*	136,393,218
Electric Utilities – 3.1%
6,101,971	PPL Corp.	221,684,606
Electrical Equipment – 1.7%
3,942,945	Babcock & Wilcox Co.	119,471,234
Electronic Equipment, Instruments & Components – 1.4%
315,329	IPG Photonics Corp.	23,624,449
1,293,145	Keysight Technologies, Inc.*	43,669,507
528,332	Tech Data Corp.*	33,406,432

		100,700,388
Energy Equipment & Services – 2.0%
250,852	Dril-Quip, Inc.*	19,247,874
702,903	Ensco PLC – Class A	21,051,945
651,906	Oceaneering International, Inc.	38,338,592
1,157,989	Tidewater, Inc.	37,530,423
2,245,754	Weatherford International PLC*	25,713,883

		141,882,717
Food & Staples Retailing – 3.7%
1,918,702	Casey’s General Stores, Inc.£	173,297,165
2,316,724	Sysco Corp.	91,950,775

		265,247,940
Food Products – 4.1%
892,094	Hershey Co.	92,715,330
896,791	JM Smucker Co.	90,557,955
1,505,061	McCormick & Co., Inc.	111,826,032

		295,099,317
Gas Utilities – 1.7%
2,200,195	AGL Resources, Inc.	119,932,629
Health Care Equipment & Supplies – 3.4%
1,182,183	Stryker Corp.	111,515,322
300,266	Varian Medical Systems, Inc.*	25,976,012
959,994	Zimmer Holdings, Inc.	108,882,520

		246,373,854
Health Care Providers & Services – 3.2%
1,201,614	Laboratory Corp. of America Holdings*	129,654,151
233,957	McKesson Corp.	48,564,794
1,059,484	Patterson Cos., Inc.	50,961,180

		229,180,125
Information Technology Services – 1.9%
1,079,952	Heartland Payment Systems, Inc.	58,263,410
830,017	Teradata Corp.*	36,255,143
1,287,650	Total System Services, Inc.	43,728,594

		138,247,147
Insurance – 7.4%
2,346,937	Allstate Corp.	164,872,324
1,383,719	Arthur J Gallagher & Co.	65,145,491
2,680,048	Marsh & McLennan Cos., Inc.	153,405,947
454,599	RenaissanceRe Holdings, Ltd.	44,196,115
2,048,020	Torchmark Corp.	110,941,243

		538,561,120
Life Sciences Tools & Services – 2.4%
1,307,366	Agilent Technologies, Inc.	53,523,564
792,267	Thermo Fisher Scientific, Inc.	99,263,133
211,153	Waters Corp.*	23,801,166

		176,587,863
Machinery – 0.7%
402,946	Valmont Industries, Inc.	51,174,142
Marine – 1.1%
1,025,807	Kirby Corp.*	82,823,657
Media – 1.4%
1,289,657	Omnicom Group, Inc.	99,909,728
Metals & Mining – 0.5%
1,992,682	Goldcorp, Inc. (U.S. Shares)	36,904,471
Multi-Utilities – 2.9%
3,137,970	Alliant Energy Corp.	208,423,967
Multiline Retail – 0.5%
578,262	Macy’s, Inc.	38,020,727
Oil, Gas & Consumable Fuels – 3.5%
894,325	Anadarko Petroleum Corp.	73,781,812
170,844	Cimarex Energy Co.	18,109,464
709,505	HollyFrontier Corp.	26,592,247
1,352,185	Noble Energy, Inc.	64,134,135

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Oil, Gas & Consumable Fuels – (continued)
601,434	SM Energy Co.	$23,203,324
666,074	Western Gas Partners LP	48,656,706

		254,477,688
Pharmaceuticals – 1.9%
1,090,890	Teva Pharmaceutical Industries, Ltd. (ADR)	62,737,084
1,693,000	Zoetis, Inc.	72,849,790

		135,586,874
Real Estate Investment Trusts (REITs) – 11.6%
834,816	Alexandria Real Estate Equities, Inc.	74,081,572
509,141	AvalonBay Communities, Inc.	83,188,548
1,644,048	Equity Lifestyle Properties, Inc.	84,750,674
1,211,507	Home Properties, Inc.	79,474,859
1,369,244	Host Hotels & Resorts, Inc.	32,546,930
1,538,421	Plum Creek Timber Co., Inc.	65,829,035
1,542,634	Potlatch Corp.£	64,590,086
622,147	Public Storage	115,003,873
4,246,090	Redwood Trust, Inc.£	83,647,973
645,403	Taubman Centers, Inc.	49,321,697
5,591,153	Two Harbors Investment Corp.	56,023,353
1,458,333	Weyerhaeuser Co.	52,339,571

		840,798,171
Road & Rail – 2.9%
549,225	Canadian Pacific Railway, Ltd. (U.S. Shares)	105,830,165
1,064,485	CSX Corp.	38,566,292
527,482	Kansas City Southern	64,368,628

		208,765,085
Semiconductor & Semiconductor Equipment – 2.0%
774,110	Altera Corp.	28,595,623
1,207,751	Analog Devices, Inc.	67,054,336
1,166,068	Microchip Technology, Inc.	52,601,327

		148,251,286
Software – 3.6%
502,619	ANSYS, Inc.*	41,214,758
750,612	CA, Inc.	22,856,136
494,332	Check Point Software Technologies, Ltd.*	38,839,665
2,348,395	Informatica Corp.*	89,556,043
1,633,040	Synopsys, Inc.*	70,988,249

		263,454,851
Specialty Retail – 0.4%
2,399,449	Ascena Retail Group, Inc.*	30,137,079
Technology Hardware, Storage & Peripherals – 0.4%
722,073	NetApp, Inc.	29,929,926
Textiles, Apparel & Luxury Goods – 2.9%
442,633	PVH Corp.	56,732,272
535,433	Ralph Lauren Corp.	99,140,774
1,676,507	Steven Madden, Ltd.*	53,363,218

		209,236,264
Thrifts & Mortgage Finance – 1.1%
3,530,183	Washington Federal, Inc.	78,193,553
Wireless Telecommunication Services – 1.7%
3,137,229	Rogers Communications, Inc. – Class B	122,004,851

Total Common Stocks (cost $5,359,748,419)		6,983,784,350

Repurchase Agreements – 3.7%
$44,100,000	Undivided interest of 54% in a joint repurchase agreement (principal amount $81,900,000 with a maturity value of $81,900,228) with ING Financial Markets LLC, 0.0500%, dated 12/31/14, maturing 1/2/15 to be repurchased at $44,100,123 collateralized by $82,714,877 U.S. Treasuries, 0.1250% – 4.3750%, 2/29/16 – 2/15/44, with a value of $83,542,988	44,100,000
220,000,000	Undivided interest of 74% in a joint repurchase agreement (principal amount $300,000,000 with a maturity value of $300,001,000) with RBC Capital Markets Corp., 0.0600%, dated 12/31/14, maturing 1/2/15 to be repurchased at $220,000,733 collateralized by $305,423,057 U.S. Treasuries, 0% – 11.2500%, 1/29/15 – 11/15/44, with a value of $306,000,026	220,000,000

Total Repurchase Agreements (cost $264,100,000)		264,100,000

Total Investments (total cost $5,623,848,419) – 100.3%		7,247,884,350

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(19,527,540)

Net Assets – 100%		$7,228,356,810

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$6,881,568,114	94.9%
Canada	264,739,487	3.7
Israel	101,576,749	1.4

Total	$7,247,884,350	100.0%

††	Includes Cash Equivalents of 3.6%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Janus Perkins Mid Cap Value Fund
Casey’s General Stores, Inc.(1)	2,123,443	90,871	(295,612)	1,918,702	$2,037,612	$828,429	N/A
Plains GP Holdings LP – Class A	7,165,115	446,128	(7,611,243)	–	24,828,544	2,108,645	$–
Potlatch Corp.(1)	2,122,871	156,476	(736,713)	1,542,634	(373,451)	1,314,788	N/A
Redwood Trust, Inc.	4,246,090	–	–	4,246,090	–	2,377,810	83,647,973

Total					$26,492,705	$6,629,672	$83,647,973

(1)	No longer an affiliate as of December 31, 2014.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Perkins Mid Cap Value Fund
Assets
Investments in Securities:
Common Stocks	$6,983,784,350	$–	$–

Repurchase Agreements	–	264,100,000	–

Total Assets	$6,983,784,350	$264,100,000	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Perkins Mid Cap Value Fund

Assets:
Investments at cost(1)	$5,623,848,419
Unaffiliated investments at value	$6,900,136,377
Affiliated investments at value	83,647,973
Repurchase agreements at value	264,100,000
Non-interested Trustees’ deferred compensation	148,878
Receivables:
Investments sold	8,895,178
Fund shares sold	4,972,751
Dividends	14,916,932
Interest	856
Other assets	122,351
Total Assets	7,276,941,296
Liabilities:
Due to custodian	41,999
Payables:
Investments purchased	1,232,402
Fund shares repurchased	41,659,024
Advisory fees	2,793,525
Fund administration fees	65,614
Transfer agent fees and expenses	1,328,926
12b-1 Distribution and shareholder servicing fees	301,207
Non-interested Trustees’ fees and expenses	48,541
Non-interested Trustees’ deferred compensation fees	148,878
Accrued expenses and other payables	964,370
Total Liabilities	48,584,486
Net Assets	$7,228,356,810

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | DECEMBER 31, 2014

As of December 31, 2014 (unaudited)	Perkins Mid Cap Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,436,082,080
Undistributed net investment income/(loss)*	2,222,489
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	165,995,262
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,624,056,979
Total Net Assets	$7,228,356,810
Net Assets - Class A Shares	$300,960,569
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,921,153
Net Asset Value Per Share(2)	$20.17
Maximum Offering Price Per Share(3)	$21.40
Net Assets - Class C Shares	$142,054,207
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,131,300
Net Asset Value Per Share(2)	$19.92
Net Assets - Class D Shares	$904,184,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,237,299
Net Asset Value Per Share	$19.99
Net Assets - Class I Shares	$1,965,598,450
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	98,302,622
Net Asset Value Per Share	$20.00
Net Assets - Class L Shares	$18,452,519
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	909,890
Net Asset Value Per Share	$20.28
Net Assets - Class N Shares	$365,641,816
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,326,768
Net Asset Value Per Share	$19.95
Net Assets - Class R Shares	$106,729,799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,331,991
Net Asset Value Per Share	$20.02
Net Assets - Class S Shares	$257,809,631
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,790,207
Net Asset Value Per Share	$20.16
Net Assets - Class T Shares	$3,166,924,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	157,981,887
Net Asset Value Per Share	$20.05

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $264,100,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Perkins Mid Cap
For the period ended December 31, 2014 (unaudited)	Value Fund

Investment Income:
Interest	$75,385
Dividends	77,683,280
Dividends from affiliates	6,629,672
Foreign tax withheld	(710,104)
Total Investment Income	83,678,233
Expenses:
Advisory fees	17,121,023
12b-1 Distribution and shareholder servicing fees:
Class A Shares	459,930
Class C Shares	762,205
Class R Shares	289,619
Class S Shares	386,074
Transfer agent administrative fees and expenses:
Class D Shares	555,033
Class L Shares	25,679
Class R Shares	144,810
Class S Shares	386,074
Class T Shares	4,438,548
Transfer agent networking and omnibus fees:
Class A Shares	280,454
Class C Shares	51,334
Class I Shares	1,209,456
Other transfer agent fees and expenses:
Class A Shares	23,367
Class C Shares	12,840
Class D Shares	89,858
Class I Shares	61,208
Class L Shares	329
Class N Shares	2,451
Class R Shares	1,741
Class S Shares	3,292
Class T Shares	32,613
Shareholder reports expense	310,110
Registration fees	135,013
Custodian fees	17,328
Professional fees	51,522
Non-interested Trustees’ fees and expenses	59,279
Fund administration fees	403,466
Other expenses	157,379
Total Expenses	27,472,035
Net Expenses	27,472,035
Net Investment Income/(Loss)	56,206,198
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	471,054,691
Investments in affiliates	26,492,705
Total Net Realized Gain/(Loss) on Investments	497,547,396
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(438,875,116)
Total Change in Unrealized Net Appreciation/Depreciation	(438,875,116)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$114,878,478

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Perkins Mid Cap
	Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$56,206,198	$131,928,615
Net realized gain/(loss) on investments	497,547,396	1,614,874,196
Change in unrealized net appreciation/depreciation	(438,875,116)	118,204,237
Net Increase/(Decrease) in Net Assets Resulting from Operations	114,878,478	1,865,007,048
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(5,940,967)	(9,460,143)
Class C Shares	(1,728,498)	(591,359)
Class D Shares	(26,626,446)	(13,553,210)
Class I Shares	(60,085,448)	(40,639,172)
Class L Shares	(525,737)	(374,891)
Class N Shares	(11,502,967)	(4,653,498)
Class R Shares	(1,915,197)	(1,092,655)
Class S Shares	(4,806,203)	(5,066,067)
Class T Shares	(87,392,023)	(65,742,480)
Net Realized Gain from Investment Transactions*
Class A Shares	(59,097,635)	(98,448,877)
Class C Shares	(27,692,822)	(21,494,905)
Class D Shares	(170,540,333)	(106,207,159)
Class I Shares	(387,019,885)	(315,702,767)
Class L Shares	(3,550,347)	(2,855,788)
Class N Shares	(68,277,150)	(32,931,987)
Class R Shares	(20,399,307)	(16,427,530)
Class S Shares	(49,292,220)	(63,560,399)
Class T Shares	(615,613,262)	(572,875,929)
Net Decrease from Dividends and Distributions to Shareholders	(1,602,006,447)	(1,371,678,816)

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets  (continued)

	Perkins Mid Cap
	Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Capital Share Transactions:
Shares Sold
Class A Shares	27,006,172	135,701,914
Class C Shares	9,502,075	17,805,127
Class D Shares	10,135,893	27,043,949
Class I Shares	438,332,424	558,475,580
Class L Shares	695,017	570,090
Class N Shares	34,875,077	224,605,131
Class R Shares	10,901,955	29,333,859
Class S Shares	37,009,309	124,116,318
Class T Shares	127,689,642	434,486,155
Reinvested Dividends and Distributions
Class A Shares	54,491,054	94,620,795
Class C Shares	23,551,202	17,312,154
Class D Shares	192,312,707	117,024,460
Class I Shares	401,213,809	305,228,651
Class L Shares	3,335,352	2,710,316
Class N Shares	79,154,920	37,585,485
Class R Shares	20,663,587	16,025,663
Class S Shares	53,969,494	68,482,737
Class T Shares	686,112,906	624,423,622
Shares Repurchased
Class A Shares	(195,076,308)	(668,363,965)
Class C Shares	(23,815,076)	(72,006,015)
Class D Shares	(56,197,760)	(118,775,476)
Class I Shares	(756,510,491)	(1,737,229,929)
Class L Shares	(4,642,239)	(5,881,090)
Class N Shares	(72,875,127)	(104,895,907)
Class R Shares	(31,368,809)	(89,164,865)
Class S Shares	(170,448,729)	(541,589,593)
Class T Shares	(985,313,833)	(2,881,588,559)
Net Increase/(Decrease) from Capital Share Transactions	(85,295,777)	(3,383,943,393)
Net Increase/(Decrease) in Net Assets	(1,572,423,746)	(2,890,615,161)
Net Assets:
Beginning of period	8,800,780,556	11,691,395,717
End of period	$7,228,356,810	$8,800,780,556

Undistributed Net Investment Income/(Loss)*	$2,222,489	$146,539,777

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or
period ended June 30 and the period ended	Perkins Mid Cap Value Fund
October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.00	$23.96	$20.93	$23.66	$19.04	$18.66	$16.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(3)	0.26(3)	0.28	0.18	0.19	0.04	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.27	4.14	3.66	(1.15)	4.57	0.36	2.60
Total from Investment Operations	0.41	4.40	3.94	(0.97)	4.76	0.40	2.59
Less Distributions:
Dividends (from net investment income)*	(0.48)	(0.29)	(0.13)	(0.13)	(0.14)	(0.02)	–
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(5.24)	(3.36)	(0.91)	(1.76)	(0.14)	(0.02)	–
Net Asset Value, End of Period	$20.17	$25.00	$23.96	$20.93	$23.66	$19.04	$18.66
Total Return**	1.62%	19.72%	19.33%	(3.84)%	25.04%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$300,961	$476,695	$896,589	$1,157,423	$1,358,791	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$363,263	$729,640	$996,195	$1,198,373	$1,228,239	$966,540	$736,402
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.93%	1.00%	1.06%	1.20%	1.17%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.93%	0.95%	1.02%	1.17%	1.17%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.15%	1.06%	0.98%	0.98%	0.82%	0.33%	0.35%
Portfolio Turnover Rate	18%	51%	60%	54%	66%	44%	88%

Class C Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Perkins Mid Cap Value Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$24.66	$23.65	$20.74	$23.50	$18.93	$18.62	$16.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(3)	0.08(3)	0.03	0.01	0.04	(0.04)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.25	4.08	3.70	(1.14)	4.53	0.35	2.60
Total from Investment Operations	0.32	4.16	3.73	(1.13)	4.57	0.31	2.55
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.08)	(0.04)	–(4)	–(4)	–	–
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(5.06)	(3.15)	(0.82)	(1.63)	–	–	–
Net Asset Value, End of Period	$19.92	$24.66	$23.65	$20.74	$23.50	$18.93	$18.62
Total Return**	1.27%	18.83%	18.45%	(4.58)%	24.17%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$142,054	$160,595	$189,096	$210,874	$242,324	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$150,414	$177,414	$203,923	$217,116	$211,474	$155,180	$107,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.54%	1.70%	1.72%	1.79%	1.87%	1.91%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.54%	1.68%	1.71%	1.77%	1.87%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.55%	0.35%	0.24%	0.23%	0.11%	(0.41)%	(0.41)%
Portfolio Turnover Rate	18%	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited) and each year or period	Perkins Mid Cap Value Fund
ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$25.04	$24.03	$20.96	$23.71	$19.06	$19.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)	0.34(2)	0.30	0.24	0.26	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.27	4.13	3.72	(1.16)	4.57	(0.50)
Total from Investment Operations	0.45	4.47	4.02	(0.92)	4.83	(0.46)
Less Distributions:
Dividends (from net investment income)*	(0.74)	(0.39)	(0.17)	(0.20)	(0.18)	–
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	(1.63)	–	–
Total Distributions	(5.50)	(3.46)	(0.95)	(1.83)	(0.18)	–
Net Asset Value, End of Period	$19.99	$25.04	$24.03	$20.96	$23.71	$19.06
Total Return**	1.80%	20.00%	19.72%	(3.57)%	25.40%	(2.36)%
Net Assets, End of Period (in thousands)	$904,185	$939,775	$869,066	$818,836	$936,795	$796,330
Average Net Assets for the Period (in thousands)	$912,542	$905,095	$840,920	$848,059	$896,522	$868,198
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.61%	0.65%	0.68%	0.74%	0.88%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.65%	0.68%	0.74%	0.88%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.50%	1.39%	1.27%	1.26%	1.14%	0.49%
Portfolio Turnover Rate	18%	51%	60%	54%	66%	44%

Class I Shares

For a share outstanding during the period
ended December 31, 2014 (unaudited), each
year or period ended June 30 and the period	Perkins Mid Cap Value Fund
ended October 31, 2009	2014	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$25.04	$24.02	$20.95	$23.71	$19.07	$18.68	$16.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.34(2)	0.34	0.23	0.25	0.08	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.27	4.15	3.68	(1.15)	4.59	0.37	2.60
Total from Investment Operations	0.46	4.49	4.02	(0.92)	4.84	0.45	2.61
Less Distributions:
Dividends (from net investment income)*	(0.74)	(0.40)	(0.17)	(0.21)	(0.20)	(0.06)	–
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(5.50)	(3.47)	(0.95)	(1.84)	(0.20)	(0.06)	–
Net Asset Value, End of Period	$20.00	$25.04	$24.02	$20.95	$23.71	$19.07	$18.68
Total Return**	1.82%	20.07%	19.71%	(3.58)%	25.46%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$1,965,598	$2,290,695	$3,033,537	$3,412,395	$3,385,626	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$2,225,110	$2,674,830	$3,245,850	$3,277,486	$2,900,600	$1,712,121	$1,058,484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.57%	0.63%	0.63%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.57%	0.63%	0.63%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.54%	1.39%	1.32%	1.28%	1.14%	0.63%	0.75%
Portfolio Turnover Rate	18%	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class L Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Perkins Mid Cap Value Fund
June 30 and the year ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$25.31	$24.26	$21.12	$23.90	$19.18	$18.79	$16.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.34(2)	2.82	1.89	0.73	1.72	0.23
Net gain/(loss) on investments (both realized and unrealized)	0.26	4.18	1.25	(2.82)	4.18	(1.28)	2.93
Total from Investment Operations	0.43	4.52	4.07	(0.93)	4.91	0.44	3.16
Less Distributions:
Dividends (from net investment income)*	(0.70)	(0.40)	(0.15)	(0.22)	(0.19)	(0.05)	(0.33)
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	(1.63)	–(3)	–	(0.79)
Total Distributions	(5.46)	(3.47)	(0.93)	(1.85)	(0.19)	(0.05)	(1.12)
Net Asset Value, End of Period	$20.28	$25.31	$24.26	$21.12	$23.90	$19.18	$18.79
Total Return**	1.71%	20.02%	19.77%	(3.59)%	25.66%	2.36%	20.67%
Net Assets, End of Period (in thousands)	$18,453	$22,872	$24,332	$33,875	$63,549	$61,880	$350,003
Average Net Assets for the Period (in thousands)	$20,282	$24,042	$29,252	$54,047	$66,281	$347,623	$298,741
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.75%	0.77%	0.84%	0.99%	1.02%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.68%	0.60%	0.77%	0.74%	0.76%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.37%	1.36%	1.38%	1.27%	1.32%	0.85%	1.11%
Portfolio Turnover Rate	18%	51%	60%	54%	66%	44%	88%

Class N Shares

For a share outstanding during the period ended December 31, 2014 (unaudited)	Perkins Mid Cap Value Fund
and each year or period ended June 30	2014	2014	2013	2012(4)

Net Asset Value, Beginning of Period	$25.05	$24.03	$20.95	$20.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(2)	0.38(2)	0.31	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	0.26	4.14	3.74	0.55
Total from Investment Operations	0.46	4.52	4.05	0.51
Less Distributions:
Dividends (from net investment income)*	(0.80)	(0.43)	(0.19)	–
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	–
Total Distributions	(5.56)	(3.50)	(0.97)	–
Net Asset Value, End of Period	$19.95	$25.05	$24.03	$20.95
Total Return**	1.83%	20.25%	19.89%	2.50%
Net Assets, End of Period (in thousands)	$365,642	$398,115	$222,244	$21,405
Average Net Assets for the Period (in thousands)	$368,380	$306,197	$129,631	$8,142
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.46%	0.49%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.46%	0.49%	0.52%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.65%	1.57%	1.44%	(3.02)%
Portfolio Turnover Rate	18%	51%	60%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Perkins Mid Cap Value Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$24.86	$23.83	$20.86	$23.59	$19.00	$18.64	$16.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(3)	0.19(3)	0.16	0.10	0.12	–(4)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.26	4.11	3.69	(1.14)	4.56	0.36	2.60
Total from Investment Operations	0.37	4.30	3.85	(1.04)	4.68	0.36	2.57
Less Distributions:
Dividends (from net investment income)*	(0.45)	(0.20)	(0.10)	(0.06)	(0.09)	–(4)	–
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(5.21)	(3.27)	(0.88)	(1.69)	(0.09)	–	–
Net Asset Value, End of Period	$20.02	$24.86	$23.83	$20.86	$23.59	$19.00	$18.64
Total Return**	1.47%	19.35%	18.97%	(4.15)%	24.64%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$106,730	$127,464	$163,302	$161,056	$170,602	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$114,313	$143,754	$162,747	$157,701	$146,674	$94,163	$64,070
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.25%	1.26%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.25%	1.26%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	0.77%	0.69%	0.66%	0.47%	(0.04)%	0.03%
Portfolio Turnover Rate	18%	51%	60%	54%	66%	44%	88%

Class S Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Perkins Mid Cap Value Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$24.98	$23.91	$20.90	$23.64	$19.03	$18.66	$16.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.25(3)	0.23	0.16	0.17	0.03	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.27	4.13	3.69	(1.15)	4.56	0.36	2.61
Total from Investment Operations	0.40	4.38	3.92	(0.99)	4.73	0.39	2.59
Less Distributions:
Dividends (from net investment income)*	(0.46)	(0.24)	(0.13)	(0.12)	(0.12)	(0.02)	–
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(5.22)	(3.31)	(0.91)	(1.75)	(0.12)	(0.02)	–
Net Asset Value, End of Period	$20.16	$24.98	$23.91	$20.90	$23.64	$19.03	$18.66
Total Return**	1.61%	19.65%	19.27%	(3.90)%	24.91%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$257,810	$387,978	$709,171	$794,421	$834,778	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$304,911	$536,193	$770,990	$795,213	$742,692	$559,518	$397,613
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.99%	1.02%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.99%	1.01%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.08%	1.00%	0.93%	0.92%	0.74%	0.22%	0.28%
Portfolio Turnover Rate	18%	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Class T Shares

For a share outstanding during the period
ended December 31, 2014 (unaudited), each
year or period ended June 30 and the year	Perkins Mid Cap Value Fund
ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$25.05	$24.01	$20.96	$23.70	$19.06	$18.67	$16.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.32(2)	0.32	0.23	0.24	0.06	0.11
Net gain/(loss) on investments (both realized and unrealized)	0.27	4.14	3.67	(1.17)	4.56	0.37	2.97
Total from Investment Operations	0.44	4.46	3.99	(0.94)	4.80	0.43	3.08
Less Distributions:
Dividends (from net investment income)*	(0.68)	(0.35)	(0.16)	(0.17)	(0.16)	(0.04)	(0.25)
Distributions (from capital gains)*	(4.76)	(3.07)	(0.78)	(1.63)	–(3)	–	(0.79)
Total Distributions	(5.44)	(3.42)	(0.94)	(1.80)	(0.16)	(0.04)	(1.04)
Net Asset Value, End of Period	$20.05	$25.05	$24.01	$20.96	$23.70	$19.06	$18.67
Total Return**	1.73%	19.96%	19.56%	(3.66)%	25.24%	2.27%	20.27%
Net Assets, End of Period (in thousands)	$3,166,925	$3,996,592	$5,584,059	$6,202,441	$7,796,637	$6,830,168	$7,321,160
Average Net Assets for the Period (in thousands)	$3,504,317	$4,815,160	$6,004,535	$6,737,743	$7,597,129	$7,518,444	$5,907,999
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.74%	0.77%	0.84%	0.99%	1.03%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.73%	0.76%	0.83%	0.99%	1.03%	1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.37%	1.29%	1.19%	1.16%	1.02%	0.49%	0.84%
Portfolio Turnover Rate	18%	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is

22 | DECEMBER 31, 2014

no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24 | DECEMBER 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$44,100,000	$–	$(44,100,000)	$–
RBC Capital Markets Corp.	220,000,000	–	(220,000,000)	–

Total	$264,100,000	$–	$(264,100,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or

26 | DECEMBER 31, 2014

bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

Fund	Base Fee Rate (%)

Perkins Mid Cap Value Fund	0.64

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Mid Cap Value Fund	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended December 31, 2014 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Mid Cap Value Fund	0.42

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Perkins Mid Cap Value Fund	0.77

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in

28 | DECEMBER 31, 2014

“12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Mid Cap Value Fund	$5,590

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Mid Cap Value Fund	$1,712

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Perkins Mid Cap Value Fund	$5,624,181,658	$1,728,223,794	$(104,521,102)	$1,623,702,692

5.	Capital Share Transactions

	Perkins Mid Cap Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	1,190,417	5,594,564
Reinvested dividends and distributions	2,702,929	4,146,398
Shares repurchased	(8,040,908)	(28,091,375)
Net Increase/(Decrease) in Fund Shares	(4,147,562)	(18,350,413)
Shares Outstanding, Beginning of Period	19,068,715	37,419,128
Shares Outstanding, End of Period	14,921,153	19,068,715
Transactions in Fund Shares – Class C Shares:
Shares sold	443,754	750,159
Reinvested dividends and distributions	1,182,289	766,364
Shares repurchased	(1,008,094)	(2,999,642)
Net Increase/(Decrease) in Fund Shares	617,949	(1,483,119)
Shares Outstanding, Beginning of Period	6,513,351	7,996,470
Shares Outstanding, End of Period	7,131,300	6,513,351
Transactions in Fund Shares – Class D Shares:
Shares sold	419,839	1,112,198
Reinvested dividends and distributions	9,625,260	5,125,907
Shares repurchased	(2,333,750)	(4,885,340)
Net Increase/(Decrease) in Fund Shares	7,711,349	1,352,765
Shares Outstanding, Beginning of Period	37,525,950	36,173,185
Shares Outstanding, End of Period	45,237,299	37,525,950
Transactions in Fund Shares – Class I Shares:
Shares sold	18,208,203	23,049,685
Reinvested dividends and distributions	20,070,726	13,375,489
Shares repurchased	(31,447,093)	(71,226,785)
Net Increase/(Decrease) in Fund Shares	6,831,836	(34,801,611)
Shares Outstanding, Beginning of Period	91,470,786	126,272,397
Shares Outstanding, End of Period	98,302,622	91,470,786
Transactions in Fund Shares – Class L Shares:
Shares sold	33,892	24,139
Reinvested dividends and distributions	164,546	117,431
Shares repurchased	(192,269)	(240,733)
Net Increase/(Decrease) in Fund Shares	6,169	(99,163)
Shares Outstanding, Beginning of Period	903,721	1,002,884
Shares Outstanding, End of Period	909,890	903,721

30 | DECEMBER 31, 2014

	Perkins Mid Cap Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class N Shares:
Shares sold	1,420,859	9,263,844
Reinvested dividends and distributions	3,969,655	1,647,764
Shares repurchased	(2,958,547)	(4,264,457)
Net Increase/(Decrease) in Fund Shares	2,431,967	6,647,151
Shares Outstanding, Beginning of Period	15,894,801	9,247,650
Shares Outstanding, End of Period	18,326,768	15,894,801
Transactions in Fund Shares – Class R Shares:
Shares sold	466,193	1,208,749
Reinvested dividends and distributions	1,032,663	705,044
Shares repurchased	(1,294,589)	(3,638,728)
Net Increase/(Decrease) in Fund Shares	204,267	(1,724,935)
Shares Outstanding, Beginning of Period	5,127,724	6,852,659
Shares Outstanding, End of Period	5,331,991	5,127,724
Transactions in Fund Shares – Class S Shares:
Shares sold	1,515,507	5,098,037
Reinvested dividends and distributions	2,678,386	3,002,312
Shares repurchased	(6,935,576)	(22,223,782)
Net Increase/(Decrease) in Fund Shares	(2,741,683)	(14,123,433)
Shares Outstanding, Beginning of Period	15,531,890	29,655,323
Shares Outstanding, End of Period	12,790,207	15,531,890
Transactions in Fund Shares – Class T Shares:
Shares sold	5,392,007	17,778,672
Reinvested dividends and distributions	34,237,171	27,339,038
Shares repurchased	(41,209,642)	(118,113,969)
Net Increase/(Decrease) in Fund Shares	(1,580,464)	(72,996,259)
Shares Outstanding, Beginning of Period	159,562,351	232,558,610
Shares Outstanding, End of Period	157,981,887	159,562,351

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Mid Cap Value Fund	$1,388,555,013	$2,911,253,153	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

32 | DECEMBER 31, 2014

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

34 | DECEMBER 31, 2014

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

36 | DECEMBER 31, 2014

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

38 | DECEMBER 31, 2014

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40 | DECEMBER 31, 2014

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42 | DECEMBER 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

44 | DECEMBER 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81211	125-24-93032 02-15

semiannual report
December 31, 2014

Perkins Select Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Select Value Fund

Perkins Select Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2014, Perkins Select Value Fund’s Class I Shares returned 1.43%, while the Fund’s primary benchmark, the Russell 3000 Value Index, returned 4.39%. Our holdings in energy weighed on relative performance, although our slight underweight in energy was additive on a relative basis. Our holdings in financials and industrials were also detractors from relative performance. Our underweight in materials and telecommunication services, as well as our holdings in consumer staples, were contributors to relative performance.

MARKET COMMENTARY

Stocks rose in the period while the U.S. economy continued to gain steam, delivering nearly 5% GDP growth in the third quarter, with the unemployment rate falling to under 6% amid continued indications of wage growth. Persistently high underemployment, however, remains a troubling counterweight. Corporate balance sheets remain flush with cash but companies continue to add leverage by tapping financing at record low interest rates. Earnings growth also remained strong, coupled with equity valuations that appear buoyed by market optimism. All this occurred with central bank policy accommodation that remains very friendly to risk assets on a global basis although the Federal Reserve (Fed) could become less so in the coming year.

The recent fall in energy prices is likely a blessing for the U.S. consumer, but does not come without risk to the market as well. Short term, it should provide a boost in consumer spending, evidenced by early reports of healthy holiday retail activity. Long term, however, a significant portion of U.S. capital expenditures are attributable to the energy complex, and less exploration and production activity could negatively impact the earnings of those firms with exposure. In addition, the U.S. shale revolution has stimulated economic activity in places such as North Dakota and Pennsylvania with high paying jobs and local economies that have witnessed rising oil prices. We are just now starting to experience layoffs at energy companies and companies that generate meaningful revenue from energy company capital spending. Energy companies have also been active participants in the debt markets, particularly in high-yield issuance, and risks around substantially squeezed profits could spread to financial markets. Clearly, there are winners from lower crude prices, but the collateral damage could appear later. The added variable here is the geopolitical consequences of lower oil prices on volatile countries such as Russia, Venezuela, and much of the Middle East. These risks seem to be reflected to some degree in the price of energy stocks, but the broader markets continued to march to new highs.

DETRACTORS

QEP Midstream Partners LP weighed the most on performance. QEP Midstream Partners LP owns, operates, acquires and develops midstream gathering systems and pipelines. The shares of the company fell in the period as the company’s general partner, QEP Resources, sold its Field Services midstream business and its 58% ownership in QEP Midstream Partners LP’s shares to Tesoro Logistics LP for approximately $2.5 billion. QEP Midstream Partners LP distribution growth outlook effectively dissolved as its new general partner, Tesoro Logistics LP, did not have the same incentive as QEP Resources to drop down accretive assets and grow the distribution at QEP Midstream. Furthermore, the steep decline in global commodity prices led to a sell-off across master limited partnerships (MLPs). We exited our position with a loss in the stock as we believed that QEP’s deal with Tesoro Logistics LP was not in the best long-term interest of QEP shareholders.

Plains GP Holdings LP (PAGP) was also a top detractor. PAGP is the general partner of Plains All American Pipeline LP. PAGP has increasing claims on the cash flows generated by its limited partner, which has benefited

Janus Investment Fund | 1

Perkins Select Value Fund (unaudited)

from increasing crude oil volume growth in the U.S. The shares modestly underperformed its MLP peers as a very strong third quarter earnings report was not enough to offset conservative 2015 distribution guidance and the rapid decline in crude oil prices. The company also acquired 50% of the BridgeTex pipeline joint venture from Occidental Petroleum that should complement PAGP’s growing asset base in the Permian Basin.

CONTRIBUTORS

Casey’s General Stores was our most significant individual contributor. Casey’s General Stores operates gas stations and convenience stores throughout small towns in the Midwest, and is slowly expanding into the Southeast. The steep decline in crude, and ultimately gasoline prices, were the main driver behind the stock’s rally in the quarter. Gasoline margins at Casey’s typically benefit when wholesale gasoline prices decline as retail prices at the pump are stickier on the way down. Casey’s has done a solid job in executing its growth strategy – evidenced by strength in same-store sales of grocery items and prepared foods during the quarter. Over the past two years, other publicly traded convenience store chains have been acquired by MLPs, adopted MLP structures, or have been acquired by parent companies that own MLPs, any of which could unlock further value at Casey’s should management elect to go that route. While we did trim some of our holdings on price strength, Casey’s remains our largest holding in the Fund.

Zoetis, an animal health company, was another top contributor as it continued to outperform in the fourth quarter. In addition to strong fundamental performance, the stock reacted positively to both the company’s announced strategy for operational improvement and capital deployment, and the 10% ownership stake taken by activist investor, Pershing Square. Given the stable underlying fundamentals of the animal health industry, the company’s strong competitive positioning and focus on operational improvement, and the potential to be an acquisition target post the two-year anniversary of its tax-free spinoff from Pfizer, we continue to hold a position.

MARKET OUTLOOK

As we look ahead, the factors that led us to the upcoming six-year anniversary of the bull market continue to be intact, namely extremely loose monetary policy on a global basis. With the 10-year Treasury Bond at record-low yields and macroeconomic concerns plaguing international markets, it seems to us that the U.S. equity market could continue to be “the best house on a bad block.” That said, the Fed has stated its intention, and has initiated the process, of slowly reducing the amount of liquidity flooded into the system while other central banks are committed to easing. When looking at economic growth and recent jobs data, one could argue that the data set indicates the U.S. economy is doing just fine and that some accommodation can be curtailed. The counterargument is that the economy is still growing at a tepid pace for this point in a normal economic recovery and that, given the large amount of debt in the system, central bankers fear debt deflation, so interest rates can stay lower for longer. In addition, the strengthening dollar adds another element of risk to the equation for the U.S. economy.

Although there are certainly bright spots in the market, we believe they may not warrant the current high level of investor optimism. While there may be more gains ahead, we believe there is also the potential for greater volatility, and therefore remain cautious in our portfolio positioning. Aside from the energy segment, increased volatility could originate from the Fed, both from communication to the market as well as from its policy intentions. With valuations at what we believe are overvalued levels, there seems to be little room for error in equity prices.

With the U.S. equity market hitting new all-time highs this year, we are not finding compelling values on an absolute basis, but we are seeking to deploy capital in relatively less risky, high-quality companies that we believe will perform respectably in any macroeconomic environment. Optimism seems to be fully priced into stocks, as it has over the past few years, showing some disregard of risk and a large willingness to put more faith in market momentum instead of company fundamentals. Most troubling, in our opinion, is the broad complacency and thin trading volume lifting stock prices higher. There simply is not much real liquidity in the market to absorb prolonged selling pressures should any of the numerous macroeconomic issues suddenly start to escalate and truly spook investors beyond a brief market dip. This is especially true in fixed income markets where even the U.S. Treasury Department’s Office of Financial Research has noted excessive risk taking, declining market liquidity as a result of recent bank regulatory changes, and some financing activities moving to less transparent areas of the financial system as potential risks.

Similar to much of this year, in the period we trimmed positions in a wide variety of industries where we felt the reward-to-risk ratio was no longer attractive. We exited positions in energy after reevaluating the downside scenario in a lower oil price environment and trimmed a handful of financial stocks to name a few. Purchases of new names also occurred in each of those areas as we

2 | DECEMBER 31, 2014

(unaudited)

felt the reward-to-risk trade-off was more attractive and to take advantage of price weakness in the energy sector.

If, as we expect, volatility begins to move up market capitalization, it could provide additional value potential. In this environment, investors may want to refocus on bottom-up stock selection and downside protection. Looking ahead, we believe our portfolio remains well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential.

Thank you for your investment with us in Perkins Select Value Fund.

Janus Investment Fund | 3

Perkins Select Value Fund (unaudited)

Perkins Select Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Casey’s General Stores, Inc.	1.19%
Zoetis, Inc.	0.50%
AbbVie, Inc.	0.43%
Abbott Laboratories	0.36%
Union Pacific Corp.	0.31%

5 Bottom Performers – Holdings

Contribution

QEP Midstream Partners LP	–0.92%
Pfeiffer Vacuum Technology AG	–0.63%
Plains GP Holdings LP – Class A	–0.52%
Whiting Petroleum Corp.	–0.50%
Occidental Petroleum Corp.	–0.43%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	0.18%	1.42%	3.38%
Telecommunication Services	0.12%	0.42%	2.11%
Information Technology	0.03%	12.23%	9.37%
Consumer Staples	0.03%	6.28%	6.79%
Health Care	–0.24%	26.09%	12.85%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.71%	19.50%	29.95%
Energy	–0.68%	10.75%	12.16%
Utilities	–0.37%	1.85%	6.20%
Industrials	–0.34%	11.64%	10.46%
Other**	–0.31%	7.89%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Casey’s General Stores, Inc. Food & Staples Retailing	5.2%
Abbott Laboratories Health Care Equipment & Supplies	3.4%
Irish Continental Group PLC Marine	3.1%
Johnson & Johnson Pharmaceuticals	2.7%
Weyerhaeuser Co. Real Estate Investment Trusts (REITs)	2.6%

17.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 5

Perkins Select Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014				Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Select Value Fund – Class A Shares

NAV	1.23%	6.97%	14.36%	1.34%	1.08%

MOP	–4.57%	0.83%	12.16%

Perkins Select Value Fund – Class C Shares

NAV	0.86%	6.20%	13.51%	2.10%	1.83%

CDSC	–0.10%	5.20%	13.51%

Perkins Select Value Fund – Class D Shares(1)	1.34%	7.25%	14.60%	1.06%	0.81%

Perkins Select Value Fund – Class I Shares	1.43%	7.42%	14.78%	0.89%	0.64%

Perkins Select Value Fund – Class S Shares	1.20%	7.02%	14.13%	1.40%	1.17%

Perkins Select Value Fund – Class T Shares	1.24%	7.15%	14.48%	1.16%	0.90%

Russell 3000® Value Index	4.39%	12.70%	21.96%

Morningstar Quartile – Class I Shares	–	3rd	4th

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	–	340/475	437/451

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

The expense ratios for Class S Shares are estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Investment Fund | 7

Perkins Select Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,012.30	$5.33	$1,000.00	$1,019.91	$5.35	1.05%

Class C Shares	$1,000.00	$1,008.60	$9.26	$1,000.00	$1,015.98	$9.30	1.83%

Class D Shares	$1,000.00	$1,013.40	$4.11	$1,000.00	$1,021.12	$4.13	0.81%

Class I Shares	$1,000.00	$1,014.30	$3.30	$1,000.00	$1,021.93	$3.31	0.65%

Class S Shares	$1,000.00	$1,012.00	$5.78	$1,000.00	$1,019.46	$5.80	1.14%

Class T Shares	$1,000.00	$1,012.40	$4.57	$1,000.00	$1,020.67	$4.58	0.90%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2014

Perkins Select Value Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Common Stocks – 94.3%
Chemicals – 1.0%
14,000	FMC Corp.	$798,420
Commercial Banks – 6.6%
15,000	Bank of Marin Bancorp	788,850
20,000	FCB Financial Holdings, Inc. – Class A*	492,800
84,000	Heritage Financial Corp.	1,474,200
14,000	PNC Financial Services Group, Inc.	1,277,220
22,000	Wells Fargo & Co.	1,206,040

		5,239,110
Commercial Services & Supplies – 2.6%
24,000	Tyco International PLC	1,052,640
22,000	Waste Connections, Inc.	967,780

		2,020,420
Communications Equipment – 1.1%
12,000	QUALCOMM, Inc.	891,960
Electric Utilities – 1.7%
28,000	NRG Yield, Inc. – Class A	1,319,920
Electrical Equipment – 1.5%
40,000	Babcock & Wilcox Co.	1,212,000
Energy Equipment & Services – 1.3%
6,000	Dril-Quip, Inc.*	460,380
10,000	Oceaneering International, Inc.	588,100

		1,048,480
Food & Staples Retailing – 5.2%
45,000	Casey’s General Stores, Inc.	4,064,400
Food Products – 1.2%
140,000	Orkla ASA	954,793
Health Care Equipment & Supplies – 8.3%
60,000	Abbott Laboratories	2,701,200
25,000	Baxter International, Inc.	1,832,250
21,000	Stryker Corp.	1,980,930

		6,514,380
Health Care Providers & Services – 3.6%
12,000	Laboratory Corp. of America Holdings*	1,294,800
25,000	Landauer, Inc.	853,500
20,000	Premier, Inc. – Class A*	670,600

		2,818,900
Health Care Technology – 1.3%
30,000	Omnicell, Inc.*	993,600
Household Products – 0.9%
8,000	Procter & Gamble Co.	728,720
Information Technology Services – 2.2%
28,000	Jack Henry & Associates, Inc.	1,739,920
Life Sciences Tools & Services – 1.5%
5,000	Thermo Fisher Scientific, Inc.	626,450
5,000	Waters Corp.*	563,600

		1,190,050
Machinery – 2.3%
22,000	Pfeiffer Vacuum Technology AG	1,825,958
Marine – 3.1%
620,000	Irish Continental Group PLC	2,424,919
Media – 0.6%
8,000	CBS Corp. – Class B	442,720
Oil, Gas & Consumable Fuels – 7.9%
5,000	Anadarko Petroleum Corp.	412,500
212,919	Lone Pine Resources Canada, Ltd.*,§	129,229
212,919	Lone Pine Resources, Inc.*,§	135,493
16,000	Noble Energy, Inc.	758,880
20,000	Occidental Petroleum Corp.	1,612,200
60,000	Plains GP Holdings LP – Class A	1,540,800
24,000	Royal Dutch Shell PLC (ADR)	1,606,800

		6,195,902
Pharmaceuticals – 12.7%
25,000	AbbVie, Inc.	1,636,000
16,000	GlaxoSmithKline PLC (ADR)	683,840
20,000	Johnson & Johnson	2,091,400
25,000	Merck & Co., Inc.	1,419,750
18,000	Novartis AG (ADR)	1,667,880
18,000	Teva Pharmaceutical Industries, Ltd. (ADR)	1,035,180
35,000	Zoetis, Inc.	1,506,050

		10,040,100
Real Estate Investment Trusts (REITs) – 10.1%
12,000	Alexandria Real Estate Equities, Inc.	1,064,880
25,000	Home Properties, Inc.	1,640,000
27,000	Plum Creek Timber Co., Inc.	1,155,330
28,000	Potlatch Corp.	1,172,360
12,000	Ventas, Inc.	860,400
58,000	Weyerhaeuser Co.	2,081,620

		7,974,590
Road & Rail – 3.0%
8,000	Kansas City Southern	976,240
12,000	Union Pacific Corp.	1,429,560

		2,405,800
Semiconductor & Semiconductor Equipment – 1.8%
32,000	Microchip Technology, Inc.	1,443,520
Software – 8.0%
16,000	Check Point Software Technologies, Ltd.*	1,257,120
45,000	Informatica Corp.*	1,716,075
15,000	Microsoft Corp.	696,750
32,000	Oracle Corp.	1,439,040
28,000	Synopsys, Inc.*	1,217,160

		6,326,145
Specialty Retail – 1.5%
60,000	MarineMax, Inc.*	1,203,000
Technology Hardware, Storage & Peripherals – 1.1%
30,000	EMC Corp.	892,200
Thrifts & Mortgage Finance – 2.2%
100,000	OceanFirst Financial Corp.	1,714,000

Total Common Stocks (cost $61,597,468)		74,423,927

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Select Value Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Repurchase Agreements – 6.6%
$5,200,000	Undivided interest of 6% in a joint repurchase agreement (principal amount $81,900,000 with a maturity value of $81,900,228) with ING Financial Markets LLC, 0.0500%, dated 12/31/14, maturing 1/2/15 to be repurchased at $5,200,014 collateralized by $82,714,877 in U.S. Treasuries, 0.1250% – 4.3750%, 2/29/16 – 2/15/44, with a value of $83,542,988 (cost $5,200,000)	$5,200,000

Total Investments (total cost $66,797,468) – 100.9%		79,623,927

Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(733,951)

Net Assets – 100%		$78,889,976

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$67,902,715	85.3%
Ireland	2,424,919	3.0
Israel	2,292,300	2.9
United Kingdom	2,290,640	2.9
Germany	1,825,958	2.3
Switzerland	1,667,880	2.1
Norway	954,793	1.2
Canada	264,722	0.3

Total	$79,623,927	100.0%

††	Includes Cash Equivalents of 6.5%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Perkins Select Value Fund
Lone Pine Resources Canada, Ltd.	2/4/14	$135,493	$129,229	0.2%
Lone Pine Resources, Inc.	2/4/14	135,493	135,493	0.2

Total		$270,986	$264,722	0.4%

The Fund has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Select Value Fund
Assets
Investments in Securities:
Common Stocks
Food Products	$–	$954,793	$–
Machinery	–	1,825,958	–
Marine	–	2,424,919	–
Oil, Gas & Consumable Fuels	5,931,180	–	264,722
All Other	63,022,355	–	–

Repurchase Agreements	–	5,200,000	–

Total Assets	$68,953,535	$10,405,670	$264,722

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Perkins Select Value Fund

Assets:
Investments at cost(1)	$66,797,468
Investments at value	$74,423,927
Repurchase agreements at value	5,200,000
Cash	37,311
Non-interested Trustees’ deferred compensation	1,615
Receivables:
Fund shares sold	173,208
Dividends	90,395
Foreign dividend tax reclaim	29,087
Interest	15
Other assets	1,118
Total Assets	79,956,676
Liabilities:
Payables:
Investments purchased	1,003,105
Fund shares repurchased	12,251
Advisory fees	9,232
Fund administration fees	707
Transfer agent fees and expenses	1,555
12b-1 Distribution and shareholder servicing fees	160
Non-interested Trustees’ fees and expenses	495
Non-interested Trustees’ deferred compensation fees	1,615
Accrued expenses and other payables	37,580
Total Liabilities	1,066,700
Net Assets	$78,889,976

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | DECEMBER 31, 2014

As of December 31, 2014 (unaudited)	Perkins Select Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$65,665,569
Undistributed net investment income/(loss)*	(4,529)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	404,309
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,824,627
Total Net Assets	$78,889,976
Net Assets - Class A Shares	$113,891
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,293
Net Asset Value Per Share(2)	$12.26
Maximum Offering Price Per Share(3)	$13.01
Net Assets - Class C Shares	$137,529
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,275
Net Asset Value Per Share(2)	$12.20
Net Assets - Class D Shares	$6,453,079
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	526,004
Net Asset Value Per Share	$12.27
Net Assets - Class I Shares	$69,408,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,653,778
Net Asset Value Per Share	$12.28
Net Assets - Class S Shares	$50,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,139
Net Asset Value Per Share	$12.25
Net Assets - Class T Shares	$2,726,151
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	222,486
Net Asset Value Per Share	$12.25

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $5,200,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Perkins Select
For the period ended December 31, 2014 (unaudited)	Value Fund

Investment Income:
Interest	$1,204
Dividends	788,891
Foreign tax withheld	(2,054)
Total Investment Income	788,041
Expenses:
Advisory fees	234,952
12b-1 Distribution and shareholder servicing fees:
Class A Shares	162
Class C Shares	778
Class S Shares	43
Transfer agent administrative fees and expenses:
Class D Shares	3,819
Class S Shares	43
Class T Shares	2,958
Transfer agent networking and omnibus fees:
Class A Shares	91
Class C Shares	122
Class I Shares	42
Other transfer agent fees and expenses:
Class A Shares	8
Class C Shares	16
Class D Shares	1,355
Class I Shares	1,519
Class T Shares	60
Shareholder reports expense	1,381
Registration fees	68,353
Custodian fees	2,307
Professional fees	20,761
Non-interested Trustees’ fees and expenses	737
Fund administration fees	4,133
Other expenses	4,067
Total Expenses	347,707
Less: Excess Expense Reimbursement	(72,805)
Net Expenses	274,902
Net Investment Income/(Loss)	513,139
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,485,837
Total Net Realized Gain/(Loss) on Investments	1,485,837
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,146,641)
Total Change in Unrealized Net Appreciation/Depreciation	(1,146,641)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$852,335

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Perkins Select Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$513,139	$1,416,924
Net realized gain/(loss) on investments	1,485,837	5,114,788
Change in unrealized net appreciation/depreciation	(1,146,641)	6,460,223
Net Increase/(Decrease) in Net Assets Resulting from Operations	852,335	12,991,935
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(1,512)	(1,024)
Class C Shares	(556)	(724)
Class D Shares	(101,067)	(52,894)
Class I Shares	(1,246,284)	(938,011)
Class S Shares	(768)	(74)
Class T Shares	(41,774)	(16,472)
Net Realized Gain from Investment Transactions*
Class A Shares	(5,161)	(6,792)
Class C Shares	(6,232)	(9,674)
Class D Shares	(284,474)	(284,167)
Class I Shares	(3,184,240)	(4,299,776)
Class S Shares	(2,260)	(812)
Class T Shares	(119,583)	(92,153)
Net Decrease from Dividends and Distributions to Shareholders	(4,993,911)	(5,702,573)
Capital Share Transactions:
Shares Sold
Class A Shares	33,004	55,607
Class C Shares	–	45,573
Class D Shares	698,387	3,175,088
Class I Shares	353,012	7,830,035
Class S Shares	35,000	–
Class T Shares	1,147,642	715,577
Reinvested Dividends and Distributions
Class A Shares	6,673	7,816
Class C Shares	6,788	10,398
Class D Shares	380,054	328,758
Class I Shares	4,430,524	5,237,787
Class S Shares	3,028	886
Class T Shares	161,208	108,625
Shares Repurchased
Class A Shares	(52,202)	(51,190)
Class C Shares	(45,956)	(8,750)
Class D Shares	(1,152,114)	(3,025,431)
Class I Shares	(11,931,131)	(3,953,189)
Class S Shares	–	–
Class T Shares	(484,329)	(301,453)
Net Increase/(Decrease) from Capital Share Transactions	(6,410,412)	10,176,137
Net Increase/(Decrease) in Net Assets	(10,551,988)	17,465,499
Net Assets:
Beginning of period	89,441,964	71,976,465
End of period	$78,889,976	$89,441,964

Undistributed Net Investment Income/(Loss)*	$(4,529)	$874,293

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and each	Perkins Select Value Fund
year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.85	$11.76	$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.17(2)	0.11	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.10	1.79	1.66	0.78
Total from Investment Operations	0.16	1.96	1.77	0.82
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.11)	(0.10)	–
Distributions (from capital gains)*	(0.58)	(0.76)	(0.73)	–
Total Distributions	(0.75)	(0.87)	(0.83)	–
Net Asset Value, End of Period	$12.26	$12.85	$11.76	$10.82
Total Return**	1.23%	17.25%	17.16%	8.20%
Net Assets, End of Period (in thousands)	$114	$132	$109	$89
Average Net Assets for the Period (in thousands)	$128	$114	$108	$48
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.22%	1.34%	1.35%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.05%	1.23%	1.21%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.89%	1.39%	1.13%	1.43%
Portfolio Turnover Rate	25%	76%	62%	80%

Class C Shares

For a share outstanding during the period ended December 31, 2014 (unaudited) and	Perkins Select Value Fund
each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.72	$11.68	$10.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(2)(3)	0.08(2)	0.03	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.11	1.78	1.65	0.76
Total from Investment Operations	0.11	1.86	1.68	0.78
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.06)	(0.05)	–
Distributions (from capital gains)*	(0.58)	(0.76)	(0.73)	–
Total Distributions	(0.63)	(0.82)	(0.78)	–
Net Asset Value, End of Period	$12.20	$12.72	$11.68	$10.78
Total Return**	0.86%	16.38%	16.24%	7.80%
Net Assets, End of Period (in thousands)	$138	$183	$124	$77
Average Net Assets for the Period (in thousands)	$154	$157	$103	$34
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.00%	2.10%	2.05%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.83%	1.95%	1.97%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%	0.65%	0.36%	0.68%
Portfolio Turnover Rate	25%	76%	62%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Class D Shares

For a share outstanding during the period ended	Perkins Select Value Fund
December 31, 2014 (unaudited) and each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.88	$11.78	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.19(2)	0.13	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.11	1.81	1.66	0.79
Total from Investment Operations	0.18	2.00	1.79	0.83
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.14)	(0.11)	–
Distributions (from capital gains)*	(0.58)	(0.76)	(0.73)	–
Total Distributions	(0.79)	(0.90)	(0.84)	–
Net Asset Value, End of Period	$12.27	$12.88	$11.78	$10.83
Total Return**	1.34%	17.56%	17.34%	8.30%
Net Assets, End of Period (in thousands)	$6,453	$6,830	$5,742	$3,004
Average Net Assets for the Period (in thousands)	$6,278	$5,827	$4,266	$1,593
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.06%	1.01%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.97%	1.01%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.11%	1.57%	1.43%	1.37%
Portfolio Turnover Rate	25%	76%	62%	80%

Class I Shares

For a share outstanding during the period ended	Perkins Select Value Fund
December 31, 2014 (unaudited) and each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.90	$11.80	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.22(2)	0.15	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.11	1.81	1.67	0.76
Total from Investment Operations	0.19	2.03	1.82	0.83
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.17)	(0.12)	–
Distributions (from capital gains)*	(0.58)	(0.76)	(0.73)	–
Total Distributions	(0.81)	(0.93)	(0.85)	–
Net Asset Value, End of Period	$12.28	$12.90	$11.80	$10.83
Total Return**	1.43%	17.76%	17.61%	8.30%
Net Assets, End of Period (in thousands)	$69,409	$80,260	$64,631	$58,880
Average Net Assets for the Period (in thousands)	$72,631	$72,827	$61,876	$58,109
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.89%	0.87%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.65%	0.79%	0.87%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.27%	1.78%	1.46%	1.30%
Portfolio Turnover Rate	25%	76%	62%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended	Perkins Select Value Fund
December 31, 2014 (unaudited) and each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.87	$11.77	$10.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.14(2)	0.09	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.12	1.79	1.66	0.77
Total from Investment Operations	0.16	1.93	1.75	0.81
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.07)	(0.06)	–
Distributions (from capital gains)*	(0.58)	(0.76)	(0.73)	–
Total Distributions	(0.78)	(0.83)	(0.79)	–
Net Asset Value, End of Period	$12.25	$12.87	$11.77	$10.81
Total Return**	1.20%	16.91%	16.91%	8.10%
Net Assets, End of Period (in thousands)	$51	$15	$13	$11
Average Net Assets for the Period (in thousands)	$34	$14	$12	$11
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.35%	1.65%	1.52%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.45%	1.40%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%	1.11%	0.94%	0.78%
Portfolio Turnover Rate	25%	76%	62%	80%

Class T Shares

For a share outstanding during the period ended	Perkins Select Value Fund
December 31, 2014 (unaudited) and each year or period ended June 30	2014	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.87	$11.77	$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.19(2)	0.13	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.09	1.81	1.65	0.78
Total from Investment Operations	0.16	2.00	1.78	0.82
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.14)	(0.10)	–
Distributions (from capital gains)*	(0.58)	(0.76)	(0.73)	–
Total Distributions	(0.78)	(0.90)	(0.83)	–
Net Asset Value, End of Period	$12.25	$12.87	$11.77	$10.82
Total Return**	1.24%	17.52%	17.25%	8.20%
Net Assets, End of Period (in thousands)	$2,726	$2,022	$1,357	$1,049
Average Net Assets for the Period (in thousands)	$2,333	$1,595	$1,274	$649
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.16%	1.11%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.90%	1.04%	1.11%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	1.53%	1.25%	1.32%
Portfolio Turnover Rate	25%	76%	62%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

20 | DECEMBER 31, 2014

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2014.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 1
Fund	to Level 2

Perkins Select Value Fund	$6,124,577

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The

22 | DECEMBER 31, 2014

Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$5,200,000	$–	$(5,200,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

Base
Fund	Fee Rate (%)

Perkins Select Value Fund	0.70

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Select Value Fund	Russell 3000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended December 31, 2014 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Select Value Fund	0.57

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Perkins Select Value Fund	0.77

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that

24 | DECEMBER 31, 2014

may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Select Value Fund	$106

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2014.

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Perkins Select Value Fund - Class A Shares	-%	-%
Perkins Select Value Fund - Class C Shares	-	-
Perkins Select Value Fund - Class D Shares	-	-
Perkins Select Value Fund - Class I Shares	-	-
Perkins Select Value Fund - Class S Shares	100	0
Perkins Select Value Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

26 | DECEMBER 31, 2014

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Perkins Select Value Fund	$66,610,448	$13,978,970	$(965,491)	$13,013,479

5.	Capital Share Transactions

	Perkins Select
	Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	2,605	4,457
Reinvested dividends and distributions	542	656
Shares repurchased	(4,135)	(4,130)
Net Increase/(Decrease) in Fund Shares	(988)	983
Shares Outstanding, Beginning of Period	10,281	9,298
Shares Outstanding, End of Period	9,293	10,281
Transactions in Fund Shares – Class C Shares:
Shares sold	–	3,618
Reinvested dividends and distributions	554	878
Shares repurchased	(3,696)	(687)
Net Increase/(Decrease) in Fund Shares	(3,142)	3,809
Shares Outstanding, Beginning of Period	14,417	10,608
Shares Outstanding, End of Period	11,275	14,417
Transactions in Fund Shares – Class D Shares:
Shares sold	55,888	257,460
Reinvested dividends and distributions	30,824	27,557
Shares repurchased	(91,070)	(242,161)
Net Increase/(Decrease) in Fund Shares	(4,358)	42,856
Shares Outstanding, Beginning of Period	530,362	487,506
Shares Outstanding, End of Period	526,004	530,362
Transactions in Fund Shares – Class I Shares:
Shares sold	28,419	627,941
Reinvested dividends and distributions	359,329	438,676
Shares repurchased	(956,732)	(321,944)
Net Increase/(Decrease) in Fund Shares	(568,984)	744,673
Shares Outstanding, Beginning of Period	6,222,762	5,478,089
Shares Outstanding, End of Period	5,653,778	6,222,762
Transactions in Fund Shares – Class S Shares:
Shares sold	2,745	–
Reinvested dividends and distributions	246	74
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	2,991	74
Shares Outstanding, Beginning of Period	1,148	1,074
Shares Outstanding, End of Period	4,139	1,148
Transactions in Fund Shares – Class T Shares:
Shares sold	90,655	57,101
Reinvested dividends and distributions	13,096	9,113
Shares repurchased	(38,406)	(24,379)
Net Increase/(Decrease) in Fund Shares	65,345	41,835
Shares Outstanding, Beginning of Period	157,141	115,306
Shares Outstanding, End of Period	222,486	157,141

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Select Value Fund	$19,184,778	$30,990,073	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

30 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

32 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

34 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

36 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

38 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 39

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

40 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 43

Notes

44 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81528	125-24-93033 02-15

semiannual report
December 31, 2014

Perkins Small Cap Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Small Cap Value Fund

Perkins Small Cap Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities that we believe to have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Justin Tugman co-portfolio manager	Tom Reynolds co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended December 31, 2014, Perkins Small Cap Value Fund’s Class T Shares returned 2.02%, versus a 0.01% return for the Fund’s benchmark, the Russell 2000 Value Index.

Small-cap stocks were volatile with the benchmark experiencing multiple declines of 5% or more throughout the period. Due to its more defensive positioning and quality bias, the Fund outperformed in all of these sharp declines, leading to overall outperformance for the period. Stock selection drove the outperformance, as we held up better than the index in energy, industrials and materials, where the index posted negative returns. Our consumer and technology holdings also outpaced the benchmark. Interest rate sensitive industries, such as utilities and financials, posted strong returns in the index and our underweight detracted.

MARKET ENVIRONMENT

The U.S. economy continued to gain steam, delivering nearly 5% GDP growth in the third quarter, impressive given the negative growth we experienced during the first quarter of 2014. The unemployment rate continued to decline, falling to under 6% amid signs wage growth continues to percolate. Persistently high underemployment, however, remained a troubling counterweight. Corporate balance sheets remained flush with cash but companies continued to add leverage by tapping financing at record low interest rates. Earnings growth also remained strong, coupled with equity valuations that appear buoyed by market optimism. All this occurred with central bank policy accommodation that remains very friendly to risk assets on a global basis, although the Federal Reserve (Fed) could become less so in the coming year.

The recent fall in energy prices is likely a blessing, but could possibly be a curse as well. Short term, it should provide a boost in consumer spending, as evidenced by early reports of healthy holiday retail activity. Long term, however, a significant portion of U.S. capital expenditures are attributable to the energy complex, and less exploration and production activity will negatively impact the earnings of those firms with exposure. In addition, the U.S. shale revolution has stimulated economic activity in places such as North Dakota, Texas and Pennsylvania with high-paying jobs and local economies that have witnessed rising oil prices. Energy companies have also been active participants in the debt markets, particularly in high-yield issuance, and risks around substantially squeezed profits could spread to financial markets beyond energy related names. Clearly, there are winners from lower crude prices, but there will also be collateral damage as we have begun to see numerous layoff announcements from energy companies. The added variable here is the geopolitical consequences of lower oil prices on volatile countries such as Russia, Venezuela, and much of the Middle East – will some of these countries begin to act more conciliatory on the geopolitical stage or become more irrational? The equity market has been indicating the former is more likely.

CONTRIBUTORS

Casey’s General Stores was our top contributor. Casey’s operates gas stations and convenience stores throughout small towns in the Midwest, and is slowly expanding into the Southeast. The steep decline in crude oil, and ultimately gasoline prices, were a significant reason for the stock’s strong performance this period. Gasoline margins at Casey’s typically benefit when wholesale gasoline prices decline as retail prices at the pump are stickier on the way down. Casey’s has done a solid job in executing its growth strategy – evidenced by strength in same-store sales of grocery items and prepared foods during the quarter. Over the past two years, other publicly traded convenience store chains have been acquired by master limited partnerships (MLPs), adopted MLP structures, or have been acquired by parent companies that own MLPs, any of which would unlock further value at Casey’s should

Janus Investment Fund | 1

Perkins Small Cap Value Fund (unaudited)

management elect to go that route. While we did trim some of our holdings on price strength, Casey’s remains our largest holding in the Fund.

Steris Corporation, a sterilization equipment provider, also aided performance as the company continued to report strong results and raised full-year guidance driven by both organic and acquired growth. Importantly, the company was executing very well in 2014 after stumbles in recent years. We remain attracted to Steris’ exposure to the consumables market within health care and the recurring nature of its revenue stream. In October, the company announced the strategic acquisition of Synergy Health, a sterilization company based in the UK. The deal expands the company’s global footprint while adding breadth and depth to their product offering, and has the potential to significantly lower the effective tax rate. The transaction is expected to close in the first quarter of 2015, and be accretive in fiscal 2016.

Phibro Animal Health Company was another top contributor as the company continued to report stronger than expected results, driven by strong demand for animal health products. Phibro is well positioned to benefit from the growing global demand for animal protein consumption. We believe the reward-to-risk remains favorable despite the recent stock outperformance. Additionally, the valuation discount that Phibro receives relative to its larger peer Zoetis provides a level of downside protection in the share price. Furthermore, we believe recent transactions in the animal health industry support a positive outlook for the stock.

DETRACTORS

QEP Midstream Partners, LP weighed the most on performance. QEP Midstream Partners owns, operates, acquires and develops midstream gathering systems and pipelines. Shares of the company were a negative performer as the company’s general partner, QEP Resources, sold its Field Services midstream business and its 58% ownership in QEP Midstream Partners, LP’s shares to Tesoro Logistics LP for approximately $2.5 billion. QEP Midstream Partners, LP distribution growth outlook effectively dissolved as its new general partner, Tesoro Logistics LP, did not have the same incentive as QEP Resources to drop down accretive assets and grow the distribution at QEP Midstream. Further pressuring QEP’s shares were the steep decline in global commodity prices which led to a sell-off across MLPs. We exited our position in QEP Midstream Partners at a loss as we believed that QEP’s deal with Tesoro Logistics LP was not in the best long-term interest of QEP shareholders.

Kirby Corporation also detracted from performance. Approximately 20% of Kirby’s annual revenues are directly tied to oil, with approximately $400 million of revenue related to diesel engines for well fracking pumps and rigs, and $200 million to the transport of crude oil in both inland river and coastal barge movements. Management guided fourth quarter results below Street estimates on weakness in both the diesel engine business as well as the crude transport segment. We see fracking-related revenue continuing to be negatively pressured by weak oil prices and their negative impact on rig count in the U.S. However, we believe the recent softness in the crude transport business will ease as we move further into 2015. The core chemical business remains solid, driven by revenue gains, pricing, and strong margins. Although we like the long-term outlook for Kirby, we meaningfully trimmed our position during the period on concerns about the depth and duration of the weak oil prices and their impact on results for the company.

Another top detractor, Plains All American, owns and operates a geographically diverse collection of midstream assets that traverse some of the most prolific oil and gas basins in North America. The shares sold off with the entire energy complex given the precipitous fall in global crude oil prices. Plains reported a very strong third-quarter earnings report but that was not enough to offset its conservative 2015 distribution guidance. The decline in oil prices will negatively impact some of the company’s operations in 2015, but we feel confident that the company’s 2015 distribution growth guidance is achievable. However, we were worried that if crude oil prices didn’t move sharply higher relatively soon, drastic cuts to energy capital expenditures, and therefore oil production growth, would negatively impact the company’s future distribution growth. Thus, we exited our position in shares of Plains All American.

MARKET OUTLOOK

As we look ahead, the factors that led us to the upcoming six-year anniversary of the bull market continue to be intact, namely unbelievably loose monetary policy on a global basis. However, the Fed has stated its intention, and has initiated the process, of slowly reducing the amount of liquidity flooded into the system. When looking at economic growth and recent jobs data, one could argue that the data set indicates the U.S. economy is doing just fine and that some accommodation can be curtailed. The counterargument is that the economy is still growing at a tepid pace for this point in a normal economic recovery, and given the large amount of debt in the system, central bankers fear debt deflation, so interest rates can stay

2 | DECEMBER 31, 2014

(unaudited)

lower for longer. There are certainly bright spots in the market, though we believe many of these positive signs may be priced into equity valuations. While there may be more gains ahead, we believe there is also the potential for greater volatility, and therefore remain committed to owning quality companies with defensive characteristics within our portfolio. There are certainly benefits from lower energy prices, particularly to the consumer, but there will also be some negative consequences to the economy including layoffs at companies that are partly dependent on capital spending from energy companies. Aside from the energy segment, another source of potential volatility could originate from the Fed both from communication to the market as well as its policy intentions. With above-average valuations there seems to be little room for error in equity prices.

With the U.S. equity market hitting new all-time highs this year, we are not finding compelling values. Optimism seems to be fully priced into stocks, as it has over the past few years, showing some disregard of risk and a large willingness to put more faith in market momentum instead of company fundamentals. Most troubling, in our opinion, is the broad complacency and thin trading volume lifting stock prices higher. There simply is not much real liquidity in the market to absorb prolonged selling pressures should any of the numerous macroeconomic tailwinds suddenly start to escalate and truly spook investors beyond a brief market dip. This is especially true in the fixed income markets where even the U.S. Treasury Department’s Office of Financial Research has noted excessive risk taking, declining market liquidity as a result of recent bank regulatory changes and some financing activities moving to less transparent areas of the financial system as potential risks. Although we consistently focus on downside protection, we believe it prudent for investors to increase their focus on risk-disciplined approaches to investing as we enter the next stage of the cycle.

We have been cautious for some time on the small-cap universe given their expensive valuations relative to large-cap equities. That said, during the fourth quarter and particularly at the beginning of the quarter as the broad market declined, we did find some interesting values in the small-cap space and added to or began new positions while trimming our exposure to larger market caps in our portfolio. Following a large year-end rally in small caps, which took the group into the black after being in the red for the first three quarters of 2014, reward-to-risk ratios remain lackluster. We have reduced our exposure to energy as we exited several MLPs. We reduced our overweight in banks. For the most part, our sector weightings have remained unchanged with overweights in consumer staples, health care, materials, technology and industrials. We remain underweight financials, utilities and consumer discretionary, although we have increased our exposure and added new names within this group.

We are opening the Fund to new investors at this time as we believe our focus on reward-to-risk, quality balance sheets, and defensive companies may be a style that rewards our investors relative to the benchmark given a pickup in volatility and high valuations.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Investment Fund | 3

Perkins Small Cap Value Fund (unaudited)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Casey’s General Stores, Inc.	0.89%
STERIS Corp.	0.43%
Phibro Animal Health Corp. – Class A	0.42%
J&J Snack Foods Corp.	0.25%
NICE Systems, Ltd. (ADR)	0.25%

5 Bottom Performers – Holdings

Contribution

QEP Midstream Partners LP	–0.62%
Kirby Corp.	–0.58%
Plains All American Pipeline LP	–0.30%
Key Energy Services, Inc.	–0.28%
Prosperity Bancshares, Inc.	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Energy	1.56%	6.62%	5.97%
Consumer Staples	1.03%	6.39%	2.65%
Health Care	0.87%	13.18%	5.03%
Information Technology	0.60%	11.45%	10.02%
Materials	0.40%	5.29%	4.58%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	–1.70%	30.07%	39.98%
Consumer Discretionary	–0.32%	4.69%	11.33%
Utilities	–0.17%	1.57%	6.52%
Other**	0.00%	4.40%	0.00%
Telecommunication Services	0.04%	0.00%	0.78%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Casey’s General Stores, Inc. Food & Staples Retailing	3.7%
CLARCOR, Inc. Machinery	2.7%
STERIS Corp. Health Care Equipment & Supplies	2.6%
Potlatch Corp. Real Estate Investment Trusts (REITs)	2.4%
Owens & Minor, Inc. Health Care Providers & Services	2.4%

13.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 5

Perkins Small Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014					Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Total Annual Fund
	Year-to-Date	Year	Year	Year	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	1.84%	7.00%	11.33%	8.54%	1.05%

MOP	–4.03%	0.83%	10.02%	7.90%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	1.57%	6.32%	10.51%	7.77%	1.79%

CDSC	0.77%	5.49%	10.51%	7.77%

Perkins Small Cap Value Fund – Class D Shares(1)	2.05%	7.37%	11.63%	8.84%	0.74%

Perkins Small Cap Value Fund – Class I Shares(1)	2.11%	7.42%	11.70%	8.80%	0.73%

Perkins Small Cap Value Fund – Class L Shares(1)	2.14%	7.53%	11.80%	9.04%	0.80%

Perkins Small Cap Value Fund – Class N Shares(1)	2.18%	7.58%	11.54%	8.80%	0.58%

Perkins Small Cap Value Fund – Class R Shares(1)	1.75%	6.75%	10.99%	8.26%	1.33%

Perkins Small Cap Value Fund – Class S Shares(1)	1.85%	6.99%	11.25%	8.53%	1.08%

Perkins Small Cap Value Fund – Class T Shares(1)	2.02%	7.30%	11.54%	8.80%	0.83%

Russell 2000® Value Index	0.01%	4.22%	14.26%	6.89%

Morningstar Quartile – Class T Shares	–	1st	4th	1st

Morningstar Ranking – based on total returns for Small Value Funds	–	40/420	297/338	48/303

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

(1)	Closed to new investors. Effective January 1, 2015, all share classes except Class D and Class L Shares reopen to new investors.

Janus Investment Fund | 7

Perkins Small Cap Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,018.40	$5.34	$1,000.00	$1,019.91	$5.35	1.05%

Class C Shares	$1,000.00	$1,015.70	$8.48	$1,000.00	$1,016.79	$8.49	1.67%

Class D Shares	$1,000.00	$1,020.50	$3.62	$1,000.00	$1,021.63	$3.62	0.71%

Class I Shares	$1,000.00	$1,021.10	$3.31	$1,000.00	$1,021.93	$3.31	0.65%

Class L Shares	$1,000.00	$1,021.40	$3.01	$1,000.00	$1,022.23	$3.01	0.59%

Class N Shares	$1,000.00	$1,021.80	$2.85	$1,000.00	$1,022.38	$2.85	0.56%

Class R Shares	$1,000.00	$1,017.50	$6.71	$1,000.00	$1,018.55	$6.72	1.32%

Class S Shares	$1,000.00	$1,018.50	$5.44	$1,000.00	$1,019.81	$5.45	1.07%

Class T Shares	$1,000.00	$1,020.20	$4.12	$1,000.00	$1,021.12	$4.13	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2014

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Common Stocks – 97.4%
Air Freight & Logistics – 0.7%
1,027,531	UTi Worldwide, Inc. (U.S. Shares)	$12,402,299
Building Products – 0.9%
457,516	Simpson Manufacturing Co., Inc.	15,830,054
Capital Markets – 3.9%
394,837	AllianceBernstein Holding LP	10,198,639
840,236	Ares Capital Corp.	13,111,883
446,856	Evercore Partners, Inc. – Class A	23,401,849
1,359,436	Fortress Investment Group LLC – Class A	10,902,677
229,944	Waddell & Reed Financial, Inc. – Class A	11,455,810

		69,070,858
Chemicals – 0.6%
551,279	Kraton Performance Polymers, Inc.*	11,461,090
Commercial Banks – 14.3%
555,754	Bank of Hawaii Corp.	32,961,770
590,569	BankUnited, Inc.	17,108,784
284,494	BOK Financial Corp.	17,081,020
144,813	City National Corp.	11,702,338
1,116,142	Columbia Banking System, Inc.	30,816,681
386,894	FCB Financial Holdings, Inc. – Class A*	9,533,068
896,983	First Interstate BancSystem, Inc. – Class A	24,954,067
2,501,205	Investors Bancorp, Inc.	28,076,026
462,157	Prosperity Bancshares, Inc.	25,585,011
1,186,111	Sterling Bancorp	17,056,276
1,070,872	Umpqua Holdings Corp.	18,215,533
1,146,400	United Community Banks, Inc.	21,712,816

		254,803,390
Commercial Services & Supplies – 3.0%
352,451	Copart, Inc.*	12,860,937
398,598	Interface, Inc.	6,564,909
211,510	UniFirst Corp.	25,687,890
182,362	Waste Connections, Inc.	8,022,104

		53,135,840
Communications Equipment – 0.5%
289,920	Ubiquiti Networks, Inc.	8,593,229
Construction & Engineering – 0.7%
113,619	EMCOR Group, Inc.	5,054,909
206,041	Granite Construction, Inc.	7,833,679

		12,888,588
Consumer Finance – 1.2%
455,782	Nelnet, Inc. – Class A	21,116,380
Containers & Packaging – 4.1%
231,631	AptarGroup, Inc.	15,482,216
334,152	Silgan Holdings, Inc.	17,910,547
918,260	Sonoco Products Co.	40,127,962

		73,520,725
Electrical Equipment – 2.5%
850,413	Babcock & Wilcox Co.	25,767,514
243,088	Regal-Beloit Corp.	18,280,217

		44,047,731
Electronic Equipment, Instruments & Components – 2.4%
261,358	IPG Photonics Corp.	19,580,942
368,288	Tech Data Corp.*	23,286,850

		42,867,792
Energy Equipment & Services – 1.5%
85,524	Dril-Quip, Inc.*	6,562,256
652,543	Tidewater, Inc.	21,148,919

		27,711,175
Food & Staples Retailing – 3.7%
724,203	Casey’s General Stores, Inc.	65,410,015
Food Products – 3.1%
990,593	Boulder Brands, Inc.*	10,955,959
293,621	J&J Snack Foods Corp.	31,937,156
132,230	Lancaster Colony Corp.	12,382,017

		55,275,132
Gas Utilities – 1.1%
321,008	Southwest Gas Corp.	19,841,504
Health Care Equipment & Supplies – 5.4%
128,497	Analogic Corp.	10,872,131
206,536	Cyberonics, Inc.*	11,499,925
390,083	Globus Medical, Inc. – Class A*	9,272,273
380,712	Hill-Rom Holdings, Inc.	17,368,081
722,173	STERIS Corp.	46,832,919

		95,845,329
Health Care Providers & Services – 3.7%
1,232,038	Owens & Minor, Inc.	43,256,854
705,208	Premier, Inc. – Class A*	23,645,624

		66,902,478
Health Care Technology – 1.4%
738,948	Omnicell, Inc.*	24,473,958
Hotels, Restaurants & Leisure – 0.5%
189,773	Cheesecake Factory, Inc.	9,547,480
Information Technology Services – 3.1%
646,566	Jack Henry & Associates, Inc.	40,177,611
455,758	Total System Services, Inc.	15,477,542

		55,655,153
Insurance – 2.8%
242,442	First American Financial Corp.	8,218,784
296,679	Hanover Insurance Group, Inc.	21,159,146
285,688	StanCorp Financial Group, Inc.	19,958,164

		49,336,094
Life Sciences Tools & Services – 1.6%
946,695	Bruker Corp.*	18,574,156
182,054	ICON PLC*	9,282,933

		27,857,089
Machinery – 6.8%
600,756	Astec Industries, Inc.	23,615,718
717,741	CLARCOR, Inc.	47,830,260
357,152	Lincoln Electric Holdings, Inc.	24,675,632
139,448	RBC Bearings, Inc.	8,998,580
129,021	Valmont Industries, Inc.	16,385,667

		121,505,857
Marine – 0.9%
206,281	Kirby Corp.*	16,655,128
Media – 1.4%
253,031	Morningstar, Inc.	16,373,636
345,725	Time, Inc.	8,508,292

		24,881,928

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Metals & Mining – 0.6%
642,000	Horsehead Holding Corp.*	$10,162,860
Multiline Retail – 1.0%
143,261	Dillard’s, Inc. – Class A	17,933,412
Oil, Gas & Consumable Fuels – 2.0%
291,931	SM Energy Co.	11,262,698
327,042	Western Gas Partners LP	23,890,418

		35,153,116
Paper & Forest Products – 0.6%
444,921	PH Glatfelter Co.	11,376,630
Personal Products – 0.6%
428,758	Inter Parfums, Inc.	11,769,407
Pharmaceuticals – 1.1%
614,501	Phibro Animal Health Corp. – Class A	19,387,507
Real Estate Investment Trusts (REITs) – 7.4%
590,856	BioMed Realty Trust, Inc.	12,727,038
386,116	Healthcare Realty Trust, Inc.	10,548,689
475,666	Home Properties, Inc.	31,203,690
1,033,605	Potlatch Corp.	43,277,042
402,797	Sovran Self Storage, Inc.	35,131,954

		132,888,413
Road & Rail – 1.4%
138,090	Genesee & Wyoming, Inc. – Class A*	12,417,053
262,784	Heartland Express, Inc.	7,097,796
194,510	Swift Transportation Co.*	5,568,821

		25,083,670
Semiconductor & Semiconductor Equipment – 1.2%
1,065,459	Teradyne, Inc.	21,085,434
Software – 5.3%
131,096	CommVault Systems, Inc.*	6,776,352
726,483	Informatica Corp.*	27,704,429
476,438	NetScout Systems, Inc.*	17,409,045
356,160	NICE Systems, Ltd. (ADR)	18,039,504
564,710	Synopsys, Inc.*	24,547,944

		94,477,274
Specialty Retail – 1.5%
239,423	Finish Line, Inc. – Class A	5,820,373
696,947	Sally Beauty Holdings, Inc.*	21,424,151

		27,244,524
Textiles, Apparel & Luxury Goods – 1.9%
72,431	Fossil Group, Inc.*	8,021,009
474,363	Movado Group, Inc.	13,457,678
408,493	Steven Madden, Ltd.*	13,002,332

		34,481,019
Thrifts & Mortgage Finance – 1.0%
1,385,001	Capitol Federal Financial, Inc.	17,700,313

Total Common Stocks (cost $1,403,259,349)		1,739,379,875

Repurchase Agreements – 2.9%
$40,000,000	Undivided interest of 13% in a joint repurchase agreement (principal amount $300,000,000 with a maturity value of $300,001,000) with RBC Capital Markets Corp., 0.0600%, dated 12/31/14, maturing 1/2/15 to be repurchased at $40,000,133 collateralized by $305,423,057 in U.S. Treasuries, 0% – 11.2500%, 1/29/15 – 11/15/44, with a value of $306,000,026	40,000,000
11,600,000	Undivided interest of 14% in a joint repurchase agreement (principal amount $81,900,000 with a maturity value of $81,900,228) with ING Financial Markets LLC, 0.0500%, dated 12/31/14, maturing 1/2/15 to be repurchased at $11,600,032 collateralized by $82,714,877 in U.S. Treasuries, 0.1250% – 4.3750%, 2/29/16 – 2/15/44, with a value of $83,542,988	11,600,000

Total Repurchase Agreements (cost $51,600,000)		51,600,000

Total Investments (total cost $1,454,859,349) – 100.3%		1,790,979,875

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(4,537,078)

Net Assets – 100%		$1,786,442,797

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$1,763,657,438	98.5%
Israel	18,039,504	1.0
Ireland	9,282,933	0.5

Total	$1,790,979,875	100.0%

††	Includes Cash Equivalents of 2.9%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Small Cap Value Fund
Assets
Investments in Securities:
Common Stocks	$1,739,379,875	$–	$–

Repurchase Agreements	–	51,600,000	–

Total Assets	$1,739,379,875	$51,600,000	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Perkins Small Cap Value Fund

Assets:
Investments at cost(1)	$1,454,859,349
Investments at value	$1,739,379,875
Repurchase agreements at value	51,600,000
Cash	745,930
Non-interested Trustees’ deferred compensation	36,737
Receivables:
Investments sold	9,573,745
Fund shares sold	1,236,576
Dividends	1,301,444
Interest	165
Other assets	28,282
Total Assets	1,803,902,754
Liabilities:
Payables:
Investments purchased	9,434,598
Fund shares repurchased	6,579,754
Advisory fees	827,285
Fund administration fees	15,807
Transfer agent fees and expenses	255,455
12b-1 Distribution and shareholder servicing fees	47,317
Non-interested Trustees’ fees and expenses	11,198
Non-interested Trustees’ deferred compensation fees	36,737
Accrued expenses and other payables	251,806
Total Liabilities	17,459,957
Net Assets	$1,786,442,797

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | DECEMBER 31, 2014

As of December 31, 2014 (unaudited)	Perkins Small Cap Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,386,859,599
Undistributed net investment income/(loss)*	10,205,046
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	53,249,971
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	336,128,181
Total Net Assets	$1,786,442,797
Net Assets - Class A Shares	$52,233,623
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,407,679
Net Asset Value Per Share(2)	$21.69
Maximum Offering Price Per Share(3)	$23.01
Net Assets - Class C Shares	$14,036,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	668,430
Net Asset Value Per Share(2)	$21.00
Net Assets - Class D Shares	$77,533,460
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,592,658
Net Asset Value Per Share	$21.58
Net Assets - Class I Shares	$548,552,835
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,331,130
Net Asset Value Per Share	$21.66
Net Assets - Class L Shares	$191,247,645
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,658,809
Net Asset Value Per Share	$22.09
Net Assets - Class N Shares	$204,339,874
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,453,337
Net Asset Value Per Share	$21.62
Net Assets - Class R Shares	$19,086,854
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	894,395
Net Asset Value Per Share	$21.34
Net Assets - Class S Shares	$64,999,727
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,024,082
Net Asset Value Per Share	$21.49
Net Assets - Class T Shares	$614,412,314
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,436,934
Net Asset Value Per Share	$21.61

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $51,600,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Perkins Small Cap
For the period ended December 31, 2014 (unaudited)	Value Fund

Investment Income:
Interest	$17,191
Dividends	17,190,142
Foreign tax withheld	(37,922)
Total Investment Income	17,169,411
Expenses:
Advisory fees	4,863,257
12b-1 Distribution and shareholder servicing fees:
Class A Shares	85,605
Class C Shares	76,452
Class R Shares	52,012
Class S Shares	83,353
Transfer agent administrative fees and expenses:
Class D Shares	46,914
Class L Shares	213,705
Class R Shares	26,006
Class S Shares	83,353
Class T Shares	816,811
Transfer agent networking and omnibus fees:
Class A Shares	78,320
Class C Shares	6,760
Class I Shares	258,888
Other transfer agent fees and expenses:
Class A Shares	4,114
Class C Shares	1,243
Class D Shares	7,238
Class I Shares	13,463
Class L Shares	1,394
Class N Shares	798
Class R Shares	302
Class S Shares	517
Class T Shares	3,630
Shareholder reports expense	53,433
Registration fees	131,058
Custodian fees	8,183
Professional fees	29,382
Non-interested Trustees’ fees and expenses	13,173
Fund administration fees	94,213
Other expenses	64,319
Total Expenses	7,117,896
Less: Excess Expense Reimbursement	(194,497)
Net Expenses	6,923,399
Net Investment Income/(Loss)	10,246,012
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	107,250,846
Total Net Realized Gain/(Loss) on Investments	107,250,846
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(86,954,094)
Total Change in Unrealized Net Appreciation/Depreciation	(86,954,094)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$30,542,764

See Notes to Financial Statements.

14 | DECEMBER 31, 2014

Statements of Changes in Net Assets

	Perkins Small Cap
	Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$10,246,012	$16,765,366
Net realized gain/(loss) on investments	107,250,846	419,912,638
Change in unrealized net appreciation/depreciation	(86,954,094)	17,039,212
Net Increase/(Decrease) in Net Assets Resulting from Operations	30,542,764	453,717,216
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(30,376)	(661,136)
Class C Shares	–	–
Class D Shares	(642,141)	(702,673)
Class I Shares	(4,351,572)	(7,037,624)
Class L Shares	(1,840,239)	(2,213,331)
Class N Shares	(2,002,806)	(3,381,754)
Class R Shares	–	(76,782)
Class S Shares	(246,086)	(463,407)
Class T Shares	(4,264,368)	(5,959,638)
Net Realized Gain from Investment Transactions*
Class A Shares	(11,586,504)	(5,613,977)
Class C Shares	(3,141,838)	(858,944)
Class D Shares	(16,278,472)	(3,921,587)
Class I Shares	(118,290,192)	(39,500,677)
Class L Shares	(40,404,537)	(10,934,160)
Class N Shares	(42,587,290)	(15,910,304)
Class R Shares	(4,127,037)	(1,467,343)
Class S Shares	(13,784,366)	(4,262,162)
Class T Shares	(130,671,136)	(38,735,620)
Net Decrease from Dividends and Distributions to Shareholders	(394,248,960)	(141,701,119)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets  (continued)

	Perkins Small Cap
	Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Capital Share Transactions:
Shares Sold
Class A Shares	9,484,205	24,593,811
Class C Shares	646,340	821,182
Class D Shares	1,280,284	3,313,453
Class I Shares	50,870,227	116,353,755
Class L Shares	2,693,429	11,532,121
Class N Shares	35,474,831	89,718,263
Class R Shares	1,805,088	5,010,404
Class S Shares	11,369,677	19,123,620
Class T Shares	27,364,373	67,005,260
Reinvested Dividends and Distributions
Class A Shares	6,777,098	4,622,584
Class C Shares	2,635,653	696,019
Class D Shares	16,606,427	4,540,822
Class I Shares	106,570,257	38,553,701
Class L Shares	40,639,152	12,588,319
Class N Shares	44,590,096	19,292,058
Class R Shares	3,660,918	1,338,394
Class S Shares	14,028,679	4,713,307
Class T Shares	133,556,205	44,313,130
Shares Repurchased
Class A Shares	(41,501,463)	(69,867,352)
Class C Shares	(2,652,711)	(4,679,735)
Class D Shares	(6,070,265)	(12,197,313)
Class I Shares	(113,578,497)	(458,380,380)
Class L Shares	(25,949,723)	(72,743,764)
Class N Shares	(36,209,354)	(194,782,065)
Class R Shares	(6,202,050)	(16,857,399)
Class S Shares	(19,475,697)	(43,231,146)
Class T Shares	(129,309,597)	(355,194,810)
Net Increase/(Decrease) from Capital Share Transactions	129,103,582	(759,803,761)
Net Increase/(Decrease) in Net Assets	(234,602,614)	(447,787,664)
Net Assets:
Beginning of period	2,021,045,411	2,468,833,075
End of period	$1,786,442,797	$2,021,045,411

Undistributed Net Investment Income/(Loss)*	$10,205,046	$13,336,622

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Perkins Small Cap Value Fund
ended June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.99	$23.62	$21.02	$24.89	$20.92	$19.48	$16.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(3)	0.11(3)	0.15	0.21	–(4)	0.09	(0.07)
Net gain/(loss) on investments (both realized and unrealized)	0.37	4.71	3.56	(1.30)	4.68	1.35	3.08
Total from Investment Operations	0.47	4.82	3.71	(1.09)	4.68	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.15)	(0.21)	(0.02)	(0.10)	–	–
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(5.77)	(1.45)	(1.11)	(2.78)	(0.71)	–	–
Net Asset Value, End of Period	$21.69	$26.99	$23.62	$21.02	$24.89	$20.92	$19.48
Total Return**	1.84%	20.92%	18.27%	(4.08)%	22.53%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$52,234	$89,450	$115,675	$141,049	$223,229	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$67,635	$108,703	$128,765	$170,483	$181,662	$52,788	$13,537
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	1.05%	1.00%	1.40%	1.25%	1.21%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.05%	1.05%	1.00%	1.25%	1.25%	1.21%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.75%	0.43%	0.64%	0.96%	0.23%	0.06%	0.62%
Portfolio Turnover Rate	46%	62%	60%	62%	64%	39%	85%

Class C Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Perkins Small Cap Value Fund
June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.37	$23.13	$20.57	$24.57	$20.75	$19.43	$16.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(3)	(0.07)(3)	(0.15)	0.01	(0.18)	0.05	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	0.36	4.61	3.61	(1.25)	4.63	1.27	3.06
Total from Investment Operations	0.38	4.54	3.46	(1.24)	4.45	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	–	–	–(4)	–	(0.02)	–	–
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(5.75)	(1.30)	(0.90)	(2.76)	(0.63)	–	–
Net Asset Value, End of Period	$21.00	$26.37	$23.13	$20.57	$24.57	$20.75	$19.43
Total Return**	1.57%	20.06%	17.31%	(4.78)%	21.55%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$14,036	$16,390	$17,316	$21,434	$29,444	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$15,088	$16,844	$18,953	$24,453	$29,169	$16,540	$3,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.79%	1.85%	2.05%	2.05%	1.96%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.67%	1.77%	1.80%	1.99%	2.05%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	(0.29)%	(0.16)%	0.25%	(0.52)%	(0.69)%	(0.39)%
Portfolio Turnover Rate	46%	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended December 31,	Perkins Small Cap Value Fund
2014 (unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$27.04	$23.66	$21.10	$24.96	$20.92	$20.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.19(2)	0.20	0.28	0.09	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.37	4.72	3.57	(1.30)	4.65	0.06
Total from Investment Operations	0.52	4.91	3.77	(1.02)	4.74	0.13
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.23)	(0.31)	(0.08)	(0.09)	–
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)	–
Total Distributions	(5.98)	(1.53)	(1.21)	(2.84)	(0.70)	–
Net Asset Value, End of Period	$21.58	$27.04	$23.66	$21.10	$24.96	$20.92
Total Return**	2.05%	21.30%	18.53%	(3.75)%	22.83%	0.63%
Net Assets, End of Period (in thousands)	$77,533	$81,194	$74,980	$72,646	$86,402	$78,237
Average Net Assets for the Period (in thousands)	$77,128	$78,901	$72,194	$75,800	$84,313	$74,758
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.74%	0.77%	0.95%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.74%	0.77%	0.95%	0.99%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.12%	0.73%	0.85%	1.30%	0.54%	0.12%
Portfolio Turnover Rate	46%	62%	60%	62%	64%	39%

Class I Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or
period ended June 30 and the period ended	Perkins Small Cap Value Fund
October 31, 2009	2014	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$27.09	$23.70	$21.13	$25.01	$20.97	$19.49	$16.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.19(2)	0.25	0.29	0.04	0.11	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.37	4.73	3.54	(1.31)	4.73	1.37	3.04
Total from Investment Operations	0.53	4.92	3.79	(1.02)	4.77	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.23)	(0.32)	(0.10)	(0.12)	–	–
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(5.96)	(1.53)	(1.22)	(2.86)	(0.73)	–	–
Net Asset Value, End of Period	$21.66	$27.09	$23.70	$21.13	$25.01	$20.97	$19.49
Total Return**	2.11%	21.31%	18.62%	(3.74)%	22.89%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$548,553	$617,119	$821,829	$1,195,217	$1,317,183	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$572,702	$767,593	$1,114,888	$1,214,236	$1,091,334	$408,417	$42,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.65%	0.74%	0.71%	0.89%	0.93%	0.85%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.65%	0.74%	0.71%	0.89%	0.93%	0.85%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.19%	0.75%	0.94%	1.37%	0.55%	0.52%	0.80%
Portfolio Turnover Rate	46%	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

18 | DECEMBER 31, 2014

Class L Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period	Perkins Small Cap Value Fund
ended June 30 and the year ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$27.55	$24.08	$21.45	$25.34	$21.21	$19.72	$18.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.23(2)	0.53	0.31	0.51	0.18	0.09
Net gain/(loss) on investments (both realized and unrealized)	0.38	4.80	3.34	(1.33)	4.34	1.31	3.45
Total from Investment Operations	0.55	5.03	3.87	(1.02)	4.85	1.49	3.54
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.26)	(0.34)	(0.11)	(0.11)	–	(0.38)
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)	–	(1.62)
Return of capital	–	–	–	–	–	–	(0.06)
Total Distributions and Other	(6.01)	(1.56)	(1.24)	(2.87)	(0.72)	–	(2.06)
Net Asset Value, End of Period	$22.09	$27.55	$24.08	$21.45	$25.34	$21.21	$19.72
Total Return**	2.14%	21.45%	18.74%	(3.67)%	23.03%	7.56%	23.12%
Net Assets, End of Period (in thousands)	$191,248	$212,533	$230,021	$280,294	$325,503	$657,562	$706,873
Average Net Assets for the Period (in thousands)	$198,791	$226,789	$251,154	$287,560	$419,652	$706,615	$613,826
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.80%	0.83%	1.02%	1.08%	1.08%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.59%	0.61%	0.63%	0.79%	0.84%	0.83%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.24%	0.87%	1.00%	1.45%	0.76%	0.70%	1.28%
Portfolio Turnover Rate	46%	62%	60%	62%	64%	39%	85%

Class N Shares

For a share outstanding during the period ended December 31, 2014 (unaudited)	Perkins Small Cap Value Fund
and each year or period ended June 30	2014	2014	2013	2012(3)

Net Asset Value, Beginning of Period	$27.09	$23.71	$21.14	$20.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.24(2)	0.33	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.38	4.72	3.49	0.54
Total from Investment Operations	0.55	4.96	3.82	0.51
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.28)	(0.35)	–
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	–
Total Distributions	(6.02)	(1.58)	(1.25)	–
Net Asset Value, End of Period	$21.62	$27.09	$23.71	$21.14
Total Return**	2.18%	21.47%	18.78%	2.47%
Net Assets, End of Period (in thousands)	$204,340	$200,869	$251,691	$12,300
Average Net Assets for the Period (in thousands)	$196,676	$279,014	$64,999	$8,788
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.56%	0.58%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.27%	0.92%	0.92%	(1.65)%
Portfolio Turnover Rate	46%	62%	60%	62%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Perkins Small Cap Value Fund
June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.66	$23.34	$20.81	$24.71	$20.83	$19.46	$16.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(3)	0.04(3)	0.04	0.15	(0.04)	0.11	(0.12)
Net gain/(loss) on investments (both realized and unrealized)	0.36	4.65	3.56	(1.29)	4.61	1.26	3.11
Total from Investment Operations	0.43	4.69	3.60	(1.14)	4.57	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	–	(0.07)	(0.17)	–(4)	(0.08)	–	–
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(5.75)	(1.37)	(1.07)	(2.76)	(0.69)	–	–
Net Asset Value, End of Period	$21.34	$26.66	$23.34	$20.81	$24.71	$20.83	$19.46
Total Return**	1.75%	20.56%	17.87%	(4.32)%	22.10%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$19,087	$23,700	$30,415	$31,997	$38,302	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$20,530	$28,330	$31,106	$34,159	$32,917	$8,368	$3,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.32%	1.33%	1.34%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.32%	1.33%	1.34%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	0.16%	0.29%	0.73%	(0.10)%	(0.28)%	0.10%
Portfolio Turnover Rate	46%	62%	60%	62%	64%	39%	85%

Class S Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period ended	Perkins Small Cap Value Fund
June 30 and the period ended October 31, 2009	2014	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.88	$23.53	$20.97	$24.84	$20.88	$19.47	$16.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(3)	0.10(3)	0.12	0.20	–(4)	0.11	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	0.36	4.69	3.57	(1.30)	4.65	1.30	3.10
Total from Investment Operations	0.46	4.79	3.69	(1.10)	4.65	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.14)	(0.23)	(0.01)	(0.08)	–	–
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(5.85)	(1.44)	(1.13)	(2.77)	(0.69)	–	–
Net Asset Value, End of Period	$21.49	$26.88	$23.53	$20.97	$24.84	$20.88	$19.47
Total Return**	1.85%	20.86%	18.19%	(4.11)%	22.40%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$65,000	$72,148	$80,862	$93,910	$106,549	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$65,779	$80,958	$86,346	$94,960	$83,981	$44,047	$24,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.08%	1.10%	1.28%	1.35%	1.32%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.08%	1.10%	1.28%	1.35%	1.32%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%	0.40%	0.53%	0.97%	0.14%	0.07%	0.46%
Portfolio Turnover Rate	46%	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Class T Shares

For a share outstanding during the period ended
December 31, 2014 (unaudited), each year or period
ended June 30 and the year ended October 31,	Perkins Small Cap Value Fund
2009	2014	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$27.04	$23.65	$21.08	$24.93	$20.92	$19.47	$17.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.17(2)	0.20	0.27	0.05	0.12	0.08
Net gain/(loss) on investments (both realized and unrealized)	0.38	4.72	3.55	(1.31)	4.66	1.33	3.39
Total from Investment Operations	0.51	4.89	3.75	(1.04)	4.71	1.45	3.47
Less Distributions and Other:
Dividends (from net investment income)*	(0.19)	(0.20)	(0.28)	(0.05)	(0.09)	–	(0.31)
Distributions (from capital gains)*	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)	–	(1.62)
Return of capital	–	–	–	–	–	–	(0.05)
Total Distributions and Other	(5.94)	(1.50)	(1.18)	(2.81)	(0.70)	–	(1.98)
Net Asset Value, End of Period	$21.61	$27.04	$23.65	$21.08	$24.93	$20.92	$19.47
Total Return**	2.02%	21.20%	18.44%	(3.86)%	22.65%	7.45%	22.87%
Net Assets, End of Period (in thousands)	$614,412	$707,642	$846,044	$923,132	$1,257,481	$1,010,405	$659,087
Average Net Assets for the Period (in thousands)	$644,746	$773,664	$880,189	$1,023,747	$1,219,414	$936,037	$441,820
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.83%	0.85%	1.05%	1.10%	1.08%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.83%	0.84%	1.04%	1.10%	1.08%	1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%	0.65%	0.79%	1.20%	0.42%	0.35%	1.06%
Portfolio Turnover Rate	46%	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is

22 | DECEMBER 31, 2014

no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24 | DECEMBER 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$11,600,000	$–	$(11,600,000)	$–
RBC Capital Markets Corp.	40,000,000	–	(40,000,000)	–

Total	$51,600,000	$–	$(51,600,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or

26 | DECEMBER 31, 2014

bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

Base Fee
Fund	Rate (%)

Perkins Small Cap Value Fund	0.72

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Small Cap Value Fund	Russell 2000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended December 31, 2014 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Small Cap Value Fund	0.52

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Perkins Small Cap Value Fund	0.96

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the

28 | DECEMBER 31, 2014

payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Small Cap Value Fund	$54

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Small Cap Value Fund	$74

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Perkins Small Cap Value Fund	$1,446,455,544	$346,128,354	$(1,604,023)	$344,524,331

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

		No Expiration		Accumulated
Fund	June 30, 2016	Short-Term	Long-Term	Capital Losses

Perkins Small Cap Value Fund(1)	$(3,975,324)	$–	$–	$(3,975,324)

(1)	Capital loss carryovers subject to annual limitations, $(1,987,662) should be avaiable in the next fiscal year.

5.	Capital Share Transactions

	Perkins Small Cap Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	402,686	964,548
Reinvested dividends and distributions	314,191	184,756
Shares repurchased	(1,623,401)	(2,731,934)
Net Increase/(Decrease) in Fund Shares	(906,524)	(1,582,630)
Shares Outstanding, Beginning of Period	3,314,203	4,896,833
Shares Outstanding, End of Period	2,407,679	3,314,203
Transactions in Fund Shares – Class C Shares:
Shares sold	29,423	32,880
Reinvested dividends and distributions	126,229	28,363
Shares repurchased	(108,764)	(188,239)
Net Increase/(Decrease) in Fund Shares	46,888	(126,996)
Shares Outstanding, Beginning of Period	621,542	748,538
Shares Outstanding, End of Period	668,430	621,542

30 | DECEMBER 31, 2014

	Perkins Small Cap Value Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	49,008	131,584
Reinvested dividends and distributions	774,192	181,415
Shares repurchased	(233,680)	(478,596)
Net Increase/(Decrease) in Fund Shares	589,520	(165,597)
Shares Outstanding, Beginning of Period	3,003,138	3,168,735
Shares Outstanding, End of Period	3,592,658	3,003,138
Transactions in Fund Shares – Class I Shares:
Shares sold	1,997,266	4,589,312
Reinvested dividends and distributions	4,952,149	1,537,842
Shares repurchased	(4,400,341)	(18,017,316)
Net Increase/(Decrease) in Fund Shares	2,549,074	(11,890,162)
Shares Outstanding, Beginning of Period	22,782,056	34,672,218
Shares Outstanding, End of Period	25,331,130	22,782,056
Transactions in Fund Shares – Class L Shares:
Shares sold	101,047	443,573
Reinvested dividends and distributions	1,851,442	494,047
Shares repurchased	(1,007,942)	(2,774,405)
Net Increase/(Decrease) in Fund Shares	944,547	(1,836,785)
Shares Outstanding, Beginning of Period	7,714,262	9,551,047
Shares Outstanding, End of Period	8,658,809	7,714,262
Transactions in Fund Shares – Class N Shares:
Shares sold	1,339,369	3,494,784
Reinvested dividends and distributions	2,075,889	770,142
Shares repurchased	(1,376,124)	(7,466,652)
Net Increase/(Decrease) in Fund Shares	2,039,134	(3,201,726)
Shares Outstanding, Beginning of Period	7,414,203	10,615,929
Shares Outstanding, End of Period	9,453,337	7,414,203
Transactions in Fund Shares – Class R Shares:
Shares sold	74,252	199,684
Reinvested dividends and distributions	172,603	54,077
Shares repurchased	(241,456)	(668,025)
Net Increase/(Decrease) in Fund Shares	5,399	(414,264)
Shares Outstanding, Beginning of Period	888,996	1,303,260
Shares Outstanding, End of Period	894,395	888,996
Transactions in Fund Shares – Class S Shares:
Shares sold	438,121	756,511
Reinvested dividends and distributions	656,773	189,138
Shares repurchased	(755,200)	(1,698,306)
Net Increase/(Decrease) in Fund Shares	339,694	(752,657)
Shares Outstanding, Beginning of Period	2,684,388	3,437,045
Shares Outstanding, End of Period	3,024,082	2,684,388
Transactions in Fund Shares – Class T Shares:
Shares sold	1,058,543	2,630,440
Reinvested dividends and distributions	6,220,596	1,769,694
Shares repurchased	(5,015,238)	(13,995,877)
Net Increase/(Decrease) in Fund Shares	2,263,901	(9,595,743)
Shares Outstanding, Beginning of Period	26,173,033	35,768,776
Shares Outstanding, End of Period	28,436,934	26,173,033

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Small Cap Value Fund	$824,418,941	$1,062,547,772	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

34 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

36 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

38 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

40 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

42 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

44 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 47

Notes

48 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81504	125-24-93034 02-15

semiannual report
December 31, 2014

Perkins Value Plus Income Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Value Plus Income Fund

Perkins Value Plus Income Fund (unaudited)

FUND SNAPSHOT
The Fund seeks high-quality equity and credit-oriented fixed income selected to drive portfolio income. The allocation has the flexibility to move between 40% to 60% in equity securities and the remainder in fixed-income securities and cash equivalents. Both the Perkins equity team and the Janus fixed income team focus on minimizing downside risk using their own unique approach to fundamental, bottom-up investing.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Jeff Kautz co-portfolio manager	Ted Thome co-portfolio manager

PERFORMANCE OVERVIEW

For the six-months ended December 31, 2014, Perkins Value Plus Income Fund’s Class I Shares returned 2.38%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 4.78%. Its hypothetical internally-calculated benchmark, the Value Income Index, which combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned 3.38%. The Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index, returned 1.96% during the period.

MARKET ENVIRONMENT

The U.S. economy continued to gain steam during the period, delivering nearly 5% GDP growth in the third quarter, with the unemployment rate falling to under 6% amid signs of wage growth. Persistently high underemployment, however, remains a troubling counterweight. Corporate balance sheets remain flush with cash but companies continue to add leverage by tapping financing at record low interest rates. Earnings growth also remained strong, coupled with equity valuations that appear buoyed by market optimism. All this occurred with central bank policy accommodation that remains very friendly to risk assets on a global basis although the Federal Reserve (Fed) could become less so in the coming year.

The recent fall in energy prices is likely a blessing, but could possibly be a curse as well. Short-term, it should provide a boost in consumer spending, evidenced by early reports of healthy holiday retail activity. Long-term, however, a significant portion of U.S. capital expenditures are attributable to the energy complex, and less exploration and production activity could negatively impact the earnings of those firms with exposure. In addition, the U.S. shale revolution has stimulated economic activity in places such as North Dakota and Pennsylvania with high paying jobs and local economies that have only witnessed rising oil prices. Energy companies have also been active participants in the debt markets, particularly in high-yield issuance, and risks around substantially squeezed profits could spread to financial markets. Clearly, there are winners from lower crude prices, but the collateral damage could appear later. The added variable here is the geopolitical consequences of lower oil prices on volatile countries such as Russia, Venezuela, and much of the Middle East. These risks seem to be reflected to some degree in the price of energy stocks, but the broader markets continued to march to new highs.

Although equities ended the period up, sinking oil prices and the subsequent market volatility raised fears that global growth may be slowing. This sparked a safe-haven rotation in the bond market into Treasurys out of fixed income risk assets, like high yield. The prices of long-end Treasurys rallied in particular, and yields on the 10-year and 30-year Treasurys declined materially. The Fed signaled that it remained on track to raise rates in 2015, and that pushed short-end rates higher, flattening the yield curve.

PORTFOLIO OVERVIEW

We were overweight in equities, which aided relative performance, given equity’s significant outperformance relative to fixed income.

Our equity sleeve in aggregate underperformed the Russell 1000 Value Index. Our holdings in financials, consumer staples and consumer discretionary weighed the most on relative performance, while our holdings in health care and industrials contributed. Our underweight in materials also aided relative performance.

The fixed income sleeve underperformed the Barclays U.S. Aggregate Bond Index. An overweight to corporate

Janus Investment Fund | 1

Perkins Value Plus Income Fund (unaudited)

credit drove the sleeve’s underperformance. Sector detractors were led by independent and midstream energy and metals and mining. From a sector standpoint, credit contributors included automotive, technology, and banking.

In our joint management of the Fund, both Perkins and Janus investment teams are at least as focused on absolute total returns as we are on relative returns, and therefore, are focused on the long-term.

EQUITY DETRACTORS

Tesco weighed the most on performance. Tesco is a grocery and general merchandise retailer based in the UK. For nearly three years, Tesco has been in the process of fixing some long-standing problems in its core UK business, which represents the majority of its profits but has been contracting of late. During the period, the company announced a raft of negative news. First, it admitted that management’s strategy for turning the business around has largely failed, leading the board to bring in its first ever “outsider” to take over as CEO and leaving investors with great uncertainty about the path forward. Second, the company announced three separate profit warnings, the last of which entailed accounting irregularities discovered by new management. Third, the company cut its interim dividend and is thought to be mulling a rights issue to more easily deal with this period of reduced profitability. We trimmed our position. This investment has been a costly mistake for us thus far, but as we examine the current market price relative to asset value and our reduced view of long-term earnings power, we believe the near-term headwinds are more than reflected in the stock.

Ensco, a global offshore contract drilling company with a geographically diverse fleet of new ultra deepwater rigs and premium jack-up rigs, was also a detractor. Ensco’s shares underperformed for the year as the company took a $1.5 billion noncash impairment charge on some of its floaters as the book value of these rigs declined given challenging market conditions. Furthermore, day rates and rig utilization continued to soften throughout the year, further hurt by the significant decline in crude oil prices in the fourth quarter. We added to our position as we think that the company is one of the best operators in the industry, has a solid balance sheet and is trading at a compelling valuation.

EQUITY CONTRIBUTORS

Our largest individual contributor was Phibro Animal Health as it outperformed this period as the company continued to report stronger than expected results, driven by strong demand for the animal health products. Phibro is well positioned to benefit from the growing global demand for animal protein consumption. We trimmed our position into strength, but believe the reward-to-risk ratio remains favorable despite the recent stock outperformance. Furthermore, we believe the valuation discount that Phibro receives relative to its larger peer Zoetis and recent transactions in the animal health industry support current valuation of the stock.

Casey’s General Stores also aided performance. Casey’s operates gas stations and convenience stores throughout small towns in the Midwest, and is slowly expanding into the Southeast. The steep decline in crude, and ultimately gasoline prices, were the main driver behind the stock’s rally in the quarter. Gasoline margins at Casey’s typically benefit when wholesale gasoline prices decline as retail prices at the pump are stickier on the way down. Casey’s has done a solid job in executing its growth strategy – evidenced by strength in same-store sales of grocery items and prepared foods during the quarter. Over the past two years, other publicly traded convenience store chains have been acquired by master limited partnerships (MLPs), adopted MLP structures, or have been acquired by parent companies that own MLPs, any of which could unlock further value at Casey’s should management elect to go that route. We trimmed the stock on strength as the reward-to-risk ratio became less favorable.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

FIXED INCOME CONTRIBUTORS AND DETRACTORS

The Fund’s fixed income sleeve underperformance was driven by our security selection within corporate credit, specifically energy-related credits, as well as by an overweight to corporate credit in general. Furthermore, we had a material overweight in several energy-related sectors. Our energy exposure included companies that generate solid cash flows and are strengthening their balance sheets, in our view. Many have ratings in the high-yield market’s “crossover” section, which is just beneath investment grade. We believe this section of the high-yield market, in general, offers attractive risk-adjusted returns due to the potential ratings upgrades for these companies. We also believe many of our energy holdings can efficiently produce oil at lower prices.

We believe it is important to note that the sharp decline in crude oil prices in the period sparked indiscriminate selling in energy-related corporate credit, primarily within the high-yield market. In our view, this led to individual

2 | DECEMBER 31, 2014

(unaudited)

company fundamentals being ignored. We would add that a significant portion of crude oil’s quarterly decline occurred during the holiday season. That is a low volume period in the high-yield market, and we believe the lower trading volume exacerbated price declines.

One energy sector in particular, independent energy, significantly detracted from the Fund’s relative performance overall. The midstream energy sector was another top relative detractor.

The automobile and technology sectors within corporate credit were additive on a relative basis. Our out-of-index high-yield exposure in corporate credit helped make spread carry, or the excess yield generated by individual securities versus the index, a relative contributor.

MARKET OUTLOOK

As we look ahead, the factors that led us to the upcoming six-year anniversary of the bull market continue to be intact, namely the unbelievably loose monetary policy on a global basis. However, the Fed has stated its intention, and has initiated the process, of slowly reducing the amount of liquidity flooded into the system. When looking at economic growth and recent jobs data, one could argue that the data set indicates the U.S. economy is doing just fine and that some accommodation can be curtailed. The counterargument is that the economy is still growing at a tepid pace for this point in a normal economic recovery and given the large amount of debt in the system, central bankers fear debt deflation so interest rates can stay lower for longer. There are certainly bright spots in the market, though we believe they may not warrant the current high level of investor optimism. While there may be more gains ahead, we believe there is also the potential for greater volatility, and therefore remain cautious in our portfolio positioning. Aside from the energy segment, another source of potential volatility could originate from the Fed both from communication to the market as well as its policy intentions. While we believe valuations are fair, if not slightly overvalued, there seems to be little room for error in equity prices. Looking ahead, we believe our portfolio remains well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential.

As our sector positioning did not materially change in the period, the Fund’s equity sleeve is overweight areas that we believe have less absolute downside price risk. In health care, we added to our positions in companies that we believe have great franchises or those that meet our definitions of high quality: strong balance sheets, healthy free cash flow, stable earnings as well as having less absolute downside price risk should the market correct. Several other stocks we added to in the period had traded well off of their highs and we took advantage of price weakness to initiate positions. We believe these opportunities should continue to present themselves if volatility increases, as we have the patience to wait for reward-to-risk ratios to be in our favor.

On the fixed income side, after decreasing our Treasury weighting through much of the period, we began to definitively increase it toward the end of the period as a defensive measure in light of market conditions. Our Treasury allocation remained underweight the benchmark. We remain overweight in our corporate credit allocation. Solid U.S. economic growth bodes well for corporate prospects, and at this stage in the credit cycle, companies are re-leveraging their balance sheets through share repurchases and expensive acquisitions. Selectivity is key, which plays to our bottom-up, fundamental process of focusing on strong balance sheets and managements.

Thank you for your investment with us in Perkins Value Plus Income Fund.

Janus Investment Fund | 3

Perkins Value Plus Income Fund (unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Phibro Animal Health Corp. – Class A	0.44%
Casey’s General Stores, Inc.	0.36%
AbbVie, Inc.	0.31%
Zoetis, Inc.	0.29%
Patterson Cos., Inc.	0.29%

5 Bottom Performers – Equity Holdings

Contribution

Tesco PLC	–0.57%
Ensco PLC – Class A	–0.37%
Anadarko Petroleum Corp.	–0.36%
Plains GP Holdings LP – Class A	–0.32%
Schlumberger, Ltd. (U.S. Shares)	–0.32%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	0.43%	9.56%	10.23%
Health Care	0.38%	18.67%	13.51%
Materials	0.25%	1.16%	3.28%
Information Technology	0.03%	12.07%	9.32%
Energy	0.02%	9.10%	12.68%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.19%	17.72%	29.11%
Consumer Staples	–1.15%	11.74%	7.13%
Other**	–0.26%	2.08%	0.00%
Consumer Discretionary	–0.18%	9.17%	6.34%
Utilities	–0.16%	4.48%	6.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2014

Pfizer, Inc. Pharmaceuticals	1.5%
Wells Fargo & Co. Commercial Banks	1.5%
Oracle Corp. Software	1.4%
JPMorgan Chase & Co. Commercial Banks	1.3%
PPL Corp. Electric Utilities	1.2%

6.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2014

As of June 30, 2014

Janus Investment Fund | 5

Perkins Value Plus Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2014				Expense Ratios – per the October 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	2.33%	9.13%	10.60%	1.35%	1.02%

MOP	–3.57%	2.84%	9.13%

Perkins Value Plus Income Fund – Class C Shares

NAV	2.05%	8.36%	9.89%	2.04%	1.70%

CDSC	1.12%	7.38%	9.89%

Perkins Value Plus Income Fund – Class D Shares(1)	2.50%	9.32%	10.76%	1.15%	0.83%

Perkins Value Plus Income Fund – Class I Shares	2.38%	9.34%	10.86%	1.02%	0.68%

Perkins Value Plus Income Fund – Class S Shares	2.29%	9.13%	10.43%	1.50%	1.18%

Perkins Value Plus Income Fund – Class T Shares	2.35%	9.27%	10.68%	1.25%	0.93%

Russell 1000® Value Index	4.78%	13.45%	17.26%

Barclays U.S. Aggregate Bond Index	1.96%	5.97%	3.57%

Value Income Index	3.38%	9.74%	10.46%

Morningstar Quartile – Class I Shares	–	1st	2nd

Morningstar Ranking – based on total returns for Moderate Allocation Funds	–	126/892	276/738

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | DECEMBER 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

Janus Investment Fund | 7

Perkins Value Plus Income Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14)	(12/31/14)	(7/1/14 - 12/31/14)†	(7/1/14 - 12/31/14)

Class A Shares	$1,000.00	$1,023.30	$5.10	$1,000.00	$1,020.16	$5.09	1.00%

Class C Shares	$1,000.00	$1,020.50	$8.81	$1,000.00	$1,016.48	$8.79	1.73%

Class D Shares	$1,000.00	$1,025.00	$4.24	$1,000.00	$1,021.02	$4.23	0.83%

Class I Shares	$1,000.00	$1,023.80	$3.67	$1,000.00	$1,021.58	$3.67	0.72%

Class S Shares	$1,000.00	$1,022.90	$6.07	$1,000.00	$1,019.21	$6.06	1.19%

Class T Shares	$1,000.00	$1,023.50	$4.79	$1,000.00	$1,020.47	$4.79	0.94%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2014

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
$69,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$69,553
25,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	25,408
148,983	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	151,078
35,176	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	37,349
168,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	182,088
79,729	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 (144A),§	69,131
100,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	94,087
78,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	82,206
27,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	27,127
28,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	28,838
21,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	22,412
47,610	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47	49,311
23,638	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 5.9413%, 2/15/51‡	24,767
25,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9050%, 1/15/27 (144A),‡	24,986
25,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4050%, 2/15/27 (144A),‡	24,985

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $919,709)		913,326

Bank Loans and Mezzanine Loans – 1.2%
Communications – 0.1%
74,691	Tribune Media Co. 4.0000%, 12/27/20‡	73,431
Consumer Cyclical – 0.2%
96,040	MGM Resorts International 3.5000%, 12/20/19‡	93,339
Consumer Non-Cyclical – 0.3%
17,820	CHS/Community Health Systems, Inc. 4.2500%, 1/27/21‡	17,757
73,445	IMS Health, Inc. 3.5000%, 3/17/21‡	71,609
47,402	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	46,770

		136,136
Technology – 0.6%
316,410	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	314,961

Total Bank Loans and Mezzanine Loans (cost $625,203)		617,867

Common Stocks – 58.1%
Aerospace & Defense – 0.8%
3,500	United Technologies Corp.	402,500
Beverages – 0.4%
2,400	PepsiCo, Inc.†	226,944
Capital Markets – 0.7%
4,500	T Rowe Price Group, Inc.	386,370
Commercial Banks – 4.7%
3,400	BB&T Corp.	132,226
3,100	BOK Financial Corp.	186,124
11,600	Fifth Third Bancorp	236,350
10,900	JPMorgan Chase & Co.	682,122
2,200	M&T Bank Corp.†	276,364
1,700	PNC Financial Services Group, Inc.	155,091
14,800	Wells Fargo & Co.†	811,336

		2,479,613
Commercial Services & Supplies – 1.5%
59,300	G4S PLC	255,170
9,600	Republic Services, Inc.	386,400
3,300	Tyco International PLC	144,738

		786,308
Communications Equipment – 1.2%
5,900	Cisco Systems, Inc.	164,108
6,400	QUALCOMM, Inc.	475,712

		639,820
Diversified Telecommunication Services – 1.1%
6,700	Telenor ASA	135,187
9,500	Verizon Communications, Inc.	444,410

		579,597
Electric Utilities – 1.6%
4,200	NRG Yield, Inc. – Class A	197,988
17,500	PPL Corp.	635,775

		833,763
Energy Equipment & Services – 1.9%
6,000	Ensco PLC – Class A	179,700
5,200	Oceaneering International, Inc.	305,812
4,500	Schlumberger, Ltd. (U.S. Shares)†	384,345
4,600	Tidewater, Inc.	149,086

		1,018,943
Food & Staples Retailing – 2.9%
4,600	Casey’s General Stores, Inc.	415,472
12,600	Sysco Corp.	500,094
83,900	Tesco PLC	244,113
7,300	Weis Markets, Inc.	349,086

		1,508,765
Food Products – 1.8%
1,800	Danone SA	118,402
2,400	JM Smucker Co.	242,352
2,700	McCormick & Co., Inc.	200,610

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Food Products – (continued)
$2,200	Nestle SA	$161,312
35,600	Orkla ASA	242,790

		965,466
Health Care Equipment & Supplies – 2.7%
4,100	Baxter International, Inc.	300,489
1,900	Covidien PLC (U.S. Shares)	194,332
4,000	Medtronic, Inc.†	288,800
21,500	Meridian Bioscience, Inc.	353,890
3,100	Stryker Corp.†	292,423

		1,429,934
Health Care Providers & Services – 2.5%
9,300	Landauer, Inc.	317,502
7,300	Owens & Minor, Inc.	256,303
8,900	Patterson Cos., Inc.	428,090
4,900	Quest Diagnostics, Inc.	328,594

		1,330,489
Hotels, Restaurants & Leisure – 0.9%
1,900	Darden Restaurants, Inc.	111,397
4,100	McDonald’s Corp.	384,170

		495,567
Household Durables – 0.6%
12,100	MDC Holdings, Inc.	320,287
Household Products – 0.6%
3,300	Procter & Gamble Co.†	300,597
Information Technology Services – 0.5%
3,000	Accenture PLC – Class A (U.S. Shares)†	267,930
Insurance – 1.5%
2,800	Allstate Corp.	196,700
5,600	Arthur J Gallagher & Co.	263,648
5,400	Marsh & McLennan Cos., Inc.	309,096

		769,444
Leisure Products – 0.6%
9,500	Mattel, Inc.	293,977
Life Sciences Tools & Services – 0.6%
7,600	Agilent Technologies, Inc.	311,144
Machinery – 0.4%
2,700	Pfeiffer Vacuum Technology AG	224,095
Marine – 0.6%
74,100	Irish Continental Group PLC	289,817
Media – 2.6%
6,500	Comcast Corp. – Class A†	377,065
7,000	Lamar Advertising Co. – Class A	375,480
3,800	Omnicom Group, Inc.†	294,386
6,500	Time, Inc.	159,965
23,040	UBM PLC	171,939

		1,378,835
Multi-Utilities – 0.5%
3,500	Alliant Energy Corp.†	232,470
Multiline Retail – 0.4%
3,000	Target Corp.†	227,730
Oil, Gas & Consumable Fuels – 4.2%
5,000	Anadarko Petroleum Corp.	412,500
6,700	BP PLC (ADR)	255,404
3,100	Chevron Corp.	347,758
3,500	HollyFrontier Corp.	131,180
2,900	Occidental Petroleum Corp.	233,769
15,100	Plains GP Holdings LP – Class A	387,768
6,500	Royal Dutch Shell PLC (ADR)	435,175

		2,203,554
Paper & Forest Products – 0.7%
14,300	PH Glatfelter Co.	365,651
Pharmaceuticals – 6.0%
7,000	AbbVie, Inc.†	458,080
2,900	Johnson & Johnson†	303,253
4,400	Novartis AG (ADR)	407,704
26,200	Pfizer, Inc.†	816,130
11,000	Phibro Animal Health Corp. – Class A	347,050
8,900	Teva Pharmaceutical Industries, Ltd. (ADR)†	511,839
7,600	Zoetis, Inc.	327,028

		3,171,084
Real Estate Investment Trusts (REITs) – 1.5%
2,200	Home Properties, Inc.	144,320
8,000	Paramount Group, Inc.*	148,720
4,800	Plum Creek Timber Co., Inc.	205,392
8,200	Weyerhaeuser Co.	294,298

		792,730
Road & Rail – 2.6%
2,900	Canadian Pacific Railway, Ltd. (U.S. Shares)	558,801
6,400	CSX Corp.	231,872
2,700	Kansas City Southern†	329,481
2,200	Union Pacific Corp.†	262,086

		1,382,240
Semiconductor & Semiconductor Equipment – 1.4%
4,100	Altera Corp.†	151,454
3,500	Analog Devices, Inc.	194,320
5,400	Microchip Technology, Inc.	243,594
3,800	Xilinx, Inc.†	164,502

		753,870
Software – 2.4%
9,900	CA, Inc.	301,455
4,900	Microsoft Corp.†	227,605
16,500	Oracle Corp.†	742,005

		1,271,065
Technology Hardware, Storage & Peripherals – 1.3%
2,600	Apple, Inc.†	286,988
9,200	EMC Corp.	273,608
3,000	NetApp, Inc.	124,350

		684,946
Textiles, Apparel & Luxury Goods – 1.5%
4,000	Coach, Inc.	150,240
7,800	Movado Group, Inc.	221,286
2,300	Ralph Lauren Corp.†	425,868

		797,394
Tobacco – 0.7%
2,300	Altria Group, Inc.	113,321
8,200	Swedish Match AB	255,936

		369,257

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Transportation Infrastructure – 0.6%
$29,700	BBA Aviation PLC	$165,588
6,700	Hamburger Hafen und Logistik AG	139,280

		304,868
Wireless Telecommunication Services – 1.6%
223,900	America Movil SAB de CV – Series L	248,938
8,900	Rogers Communications, Inc. – Class B	346,115
7,000	Vodafone Group PLC (ADR)	239,190

		834,243

Total Common Stocks (cost $26,611,807)		30,631,307

Corporate Bonds – 18.3%
Banking – 3.0%
$29,000	Ally Financial, Inc. 8.0000%, 3/15/20	34,220
29,000	Ally Financial, Inc. 7.5000%, 9/15/20	34,002
67,000	American Express Co. 6.8000%, 9/1/66‡	70,182
21,000	American Express Co. 5.2000%µ	21,327
80,000	Bank of America Corp. 8.0000%µ	85,900
87,000	Citigroup, Inc. 5.9000%, 12/29/49	84,825
92,000	Citigroup, Inc. 5.8000%µ	92,000
54,000	Discover Financial Services 3.9500%, 11/6/24	54,283
70,000	Goldman Sachs Capital I 6.3450%, 2/15/34	83,272
34,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	36,468
20,000	Goldman Sachs Group, Inc. 5.7000%µ	20,230
91,000	Morgan Stanley 1.8750%, 1/5/18	90,667
35,000	Morgan Stanley 5.0000%, 11/24/25	37,349
15,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	15,150
53,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	57,484
155,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	167,772
245,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	249,212
56,000	SVB Financial Group 5.3750%, 9/15/20	62,970
61,000	Synchrony Financial 3.0000%, 8/15/19	61,668
83,000	Synchrony Financial 4.2500%, 8/15/24	85,169
139,000	Zions Bancorporation 5.8000%µ	131,216

		1,575,366
Basic Industry – 0.9%
77,000	Albemarle Corp. 4.1500%, 12/1/24	78,232
62,000	Albemarle Corp. 5.4500%, 12/1/44	66,715
49,000	Ashland, Inc. 3.8750%, 4/15/18	49,490
40,000	Ashland, Inc. 6.8750%, 5/15/43	42,600
91,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	91,544
85,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	85,363
59,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	57,823

		471,767
Brokerage – 2.0%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	69,550
53,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	54,296
45,000	Charles Schwab Corp. 7.0000%µ	52,003
94,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	99,640
36,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	36,810
13,000	Lazard Group LLC 6.8500%, 6/15/17	14,472
60,000	Lazard Group LLC 4.2500%, 11/14/20	63,237
135,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	141,075
90,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	94,725
215,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	244,881
62,000	Stifel Financial Corp. 4.2500%, 7/18/24	62,368
108,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	109,459

		1,042,516
Capital Goods – 0.5%
53,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	52,205
61,000	Exelis, Inc. 4.2500%, 10/1/16	63,087
28,000	Exelis, Inc. 5.5500%, 10/1/21	30,219
36,000	KLX, Inc. 5.8750%, 12/1/22 (144A)	36,360
43,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	44,079
22,000	Owens Corning 4.2000%, 12/1/24	21,711

		247,661
Communications – 0.4%
40,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	40,200
36,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	36,180

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Communications – (continued)
$50,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	$50,639
58,000	UBM PLC 5.7500%, 11/3/20 (144A)	63,270

		190,289
Consumer Cyclical – 2.0%
144,000	Brinker International, Inc. 3.8750%, 5/15/23	143,599
31,000	DR Horton, Inc. 4.7500%, 5/15/17	32,395
63,000	DR Horton, Inc. 3.7500%, 3/1/19	62,370
133,000	General Motors Co. 3.5000%, 10/2/18	135,660
297,000	General Motors Co. 4.8750%, 10/2/23	316,107
42,000	General Motors Co. 6.2500%, 10/2/43	50,173
43,000	General Motors Co. 5.2000%, 4/1/45	45,365
72,000	MDC Holdings, Inc. 5.5000%, 1/15/24	69,660
35,000	MGM Resorts International 8.6250%, 2/1/19	39,681
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	58,928
28,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	28,140
15,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	14,700
46,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	43,700

		1,040,478
Consumer Non-Cyclical – 1.0%
16,000	Actavis Funding SCS 3.8500%, 6/15/24	16,082
14,000	Actavis Funding SCS 4.8500%, 6/15/44	14,206
52,000	Becton Dickinson and Co. 1.8000%, 12/15/17	52,192
117,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	126,945
22,000	Omnicare, Inc. 4.7500%, 12/1/22	22,275
30,000	Omnicare, Inc. 5.0000%, 12/1/24	30,750
59,000	Safeway, Inc. 4.7500%, 12/1/21	59,737
23,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	23,403
28,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	28,046
24,000	Tyson Foods, Inc. 6.6000%, 4/1/16	25,584
103,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	105,279

		504,499
Electric – 0.3%
45,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	47,475
46,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	47,357
62,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	69,681

		164,513
Energy – 3.2%
94,000	California Resources Corp. 5.5000%, 9/15/21 (144A)	80,370
77,000	California Resources Corp. 6.0000%, 11/15/24 (144A)	65,065
62,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	61,961
91,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	88,498
110,000	Chevron Corp. 1.3450%, 11/15/17	110,089
150,000	Cimarex Energy Co. 5.8750%, 5/1/22	156,000
97,000	Cimarex Energy Co. 4.3750%, 6/1/24	92,635
63,000	Continental Resources, Inc. 5.0000%, 9/15/22	60,953
65,000	DCP Midstream Operating LP 4.9500%, 4/1/22	68,994
43,000	DCP Midstream Operating LP 3.8750%, 3/15/23	41,148
36,000	DCP Midstream Operating LP 5.6000%, 4/1/44	36,805
43,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	43,083
44,000	Energy Transfer Partners LP 4.1500%, 10/1/20	45,108
44,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	44,574
32,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	33,427
22,000	Ensco PLC 4.5000%, 10/1/24	21,383
20,000	Frontier Oil Corp. 6.8750%, 11/15/18	20,400
90,000	Kinder Morgan, Inc. 7.0000%, 6/15/17	99,225
5,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	5,657
32,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	39,360
67,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	64,320
115,000	Oceaneering International, Inc. 4.6500%, 11/15/24	112,603
98,000	Spectra Energy Partners LP 4.7500%, 3/15/24	105,048

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Energy – (continued)
$99,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	$95,288
121,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	113,135

		1,705,129
Finance Companies – 1.0%
97,000	CIT Group, Inc. 4.2500%, 8/15/17	98,940
8,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	8,680
134,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	141,370
44,000	CIT Group, Inc. 3.8750%, 2/19/19	43,890
33,000	GE Capital Trust I 6.3750%, 11/15/67‡	35,543
100,000	General Electric Capital Corp. 6.2500%µ	108,875
100,000	General Electric Capital Corp. 7.1250%µ	116,375

		553,673
Financial – 0.6%
102,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	105,857
200,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	200,086

		305,943
Industrial – 0.1%
31,000	Cintas Corp. No 2 2.8500%, 6/1/16	31,784
34,000	Cintas Corp. No 2 4.3000%, 6/1/21	36,641

		68,425
Insurance – 0.4%
152,000	Primerica, Inc. 4.7500%, 7/15/22	165,798
63,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	62,370

		228,168
Real Estate Investment Trusts (REITs) – 1.0%
63,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	62,398
120,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	127,639
70,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	70,175
37,000	Post Apartment Homes LP 4.7500%, 10/15/17	39,783
18,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	19,512
22,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	22,046
27,000	Senior Housing Properties Trust 6.7500%, 12/15/21	31,173
130,000	SL Green Realty Corp. 5.0000%, 8/15/18	139,435

		512,161
Technology – 1.7%
57,000	Autodesk, Inc. 3.6000%, 12/15/22	56,363
98,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	99,572
14,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	14,848
40,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	40,404
20,000	Motorola Solutions, Inc. 4.0000%, 9/1/24	20,120
24,000	MSCI, Inc. 5.2500%, 11/15/24 (144A)	24,840
15,000	Seagate HDD Cayman 4.7500%, 6/1/23	15,580
215,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	221,485
12,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	12,656
107,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	109,632
49,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	52,603
214,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	241,110

		909,213
Transportation – 0.2%
7,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	7,082
13,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	13,179
52,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	53,975
53,000	Southwest Airlines Co. 5.1250%, 3/1/17	56,775

		131,011

Total Corporate Bonds (cost $9,430,015)		9,650,812

Mortgage-Backed Securities – 6.8%
	Fannie Mae Pool:
13,538	5.5000%, 1/1/25	14,877
46,113	5.0000%, 9/1/29	51,094
15,316	5.0000%, 1/1/30	16,969
8,611	5.5000%, 1/1/33	9,713
41,191	6.0000%, 12/1/35	47,040
6,541	6.0000%, 2/1/37	7,561
49,559	6.0000%, 9/1/37	54,380
39,719	6.0000%, 10/1/38	46,292
12,809	7.0000%, 2/1/39	14,294
52,802	5.5000%, 3/1/40	60,208
146,286	5.5000%, 4/1/40	164,266
11,892	4.5000%, 10/1/40	13,051
123,789	5.0000%, 2/1/41	137,525

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 13

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Fannie Mae Pool: (continued)
$28,693	5.5000%, 2/1/41	$32,719
25,886	5.0000%, 4/1/41	28,755
20,542	5.0000%, 5/1/41	22,816
54,876	5.0000%, 7/1/41	60,960
25,462	5.0000%, 10/1/41	28,314
45,507	5.5000%, 12/1/41	51,145
67,968	4.0000%, 6/1/42	73,317
28,340	4.0000%, 8/1/42	30,569
34,270	4.0000%, 9/1/42	36,950
53,566	4.0000%, 11/1/42	57,794
28,454	4.0000%, 9/1/43	30,700
92,341	4.0000%, 9/1/43	99,605
70,512	3.5000%, 1/1/44	73,952
150,116	3.5000%, 1/1/44	157,439
72,599	4.0000%, 2/1/44	78,305
76,380	3.5000%, 4/1/44	80,013
35,429	4.0000%, 8/1/44	38,295
	Freddie Mac Gold Pool:
10,468	5.0000%, 1/1/19	11,002
9,459	5.5000%, 8/1/19	10,005
17,867	5.0000%, 6/1/20	19,037
35,525	5.5000%, 12/1/28	39,714
33,208	3.5000%, 2/1/29	35,047
29,138	5.5000%, 10/1/36	32,842
147,076	6.0000%, 4/1/40	167,603
34,627	4.5000%, 1/1/41	37,904
72,240	5.0000%, 5/1/41	80,604
401,281	4.5000%, 9/1/44	444,367
	Ginnie Mae I Pool:
46,018	5.1000%, 1/15/32	52,413
54,452	4.9000%, 10/15/34	60,451
7,342	5.5000%, 9/15/35	8,428
119,344	5.5000%, 8/15/39	137,716
25,758	5.0000%, 10/15/39	28,584
40,677	5.0000%, 11/15/39	45,039
12,284	5.0000%, 1/15/40	13,598
14,445	5.0000%, 5/15/40	16,049
5,233	5.0000%, 7/15/40	5,781
43,111	5.0000%, 7/15/40	47,728
42,579	5.0000%, 2/15/41	47,361
15,851	5.0000%, 5/15/41	17,866
11,477	4.5000%, 7/15/41	12,627
47,312	4.5000%, 7/15/41	51,859
106,408	4.5000%, 8/15/41	118,751
13,251	5.0000%, 9/15/41	14,795
	Ginnie Mae II Pool:
23,005	6.0000%, 11/20/34	26,377
25,508	5.5000%, 11/20/37	28,444
12,154	6.0000%, 1/20/39	13,650
58,768	4.5000%, 10/20/41	64,465
4,923	6.0000%, 10/20/41	5,621
15,067	6.0000%, 12/20/41	17,163
15,748	6.0000%, 1/20/42	17,983
16,117	6.0000%, 2/20/42	18,386
9,430	6.0000%, 3/20/42	10,767
25,534	6.0000%, 4/20/42	29,116
20,546	3.5000%, 5/20/42	21,699
20,045	6.0000%, 5/20/42	22,545
54,811	5.5000%, 7/20/42	61,091
13,403	6.0000%, 7/20/42	15,283
14,421	6.0000%, 8/20/42	16,453
17,339	6.0000%, 9/20/42	19,790
13,124	6.0000%, 11/20/42	14,936
16,943	6.0000%, 2/20/43	19,315

Total Mortgage-Backed Securities (cost $3,548,328)		3,599,173

Preferred Stocks – 0.9%
Capital Markets – 0.3%
1,925	Morgan Stanley, 6.8750%	51,224
2,675	Morgan Stanley, 7.1250%	73,643
1,200	State Street Corp., 5.9000%	31,032

		155,899
Commercial Banks – 0.2%
3,150	Wells Fargo & Co., 6.6250%	87,381
Construction & Engineering – 0.1%
2,075	Citigroup Capital XIII, 7.8750%	55,154
Consumer Finance – 0.3%
115	Ally Financial, Inc., 7.0000% (144A)	114,953
2,850	Discover Financial Services, 6.5000%	72,219

		187,172

Total Preferred Stocks (cost $467,682)		485,606

U.S. Treasury Notes/Bonds – 11.9%
$235,000	0.3750%, 5/31/16	234,853
848,000	0.3750%, 10/31/16	844,488
672,000	0.5000%, 11/30/16	670,320
399,000	0.6250%, 12/31/16	398,470
5,000	1.0000%, 9/15/17	5,003
60,000	0.8750%, 10/15/17	59,770
228,000	1.0000%, 12/15/17	227,466
425,000	1.3750%, 7/31/18	425,432
192,000	1.5000%, 8/31/18†	192,930
104,000	1.3750%, 9/30/18	103,903
33,000	1.6250%, 7/31/19	33,052
7,000	1.7500%, 9/30/19	7,041
165,000	1.5000%, 10/31/19	163,995
481,000	1.5000%, 11/30/19	477,956
331,000	2.7500%, 11/15/23†	348,455
47,000	2.3750%, 8/15/24	47,870
1,120,000	2.2500%, 11/15/24	1,127,525
282,000	3.7500%, 11/15/43	338,995
102,000	3.6250%, 2/15/44	120,033
145,000	3.3750%, 5/15/44	163,238
87,000	3.1250%, 8/15/44	93,661
192,000	3.0000%, 11/15/44	201,780

Total U.S. Treasury Notes/Bonds (cost $6,163,279)		6,286,236

Investment Companies – 0.5%
Money Markets – 0.5%
272,000	Janus Cash Liquidity Fund LLC, 0.1008%°°,£ (cost $272,000)	272,000

Total Investments (total cost $48,038,023) – 99.5%		52,456,327

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		288,064

Net Assets – 100%		$52,744,391

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | DECEMBER 31, 2014

Schedule of Investments (unaudited)

As of December 31, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$45,847,570	87.4%
United Kingdom	2,319,467	4.4
Canada	904,916	1.7
Switzerland	569,016	1.1
Israel	511,839	1.0
Germany	490,320	0.9
Norway	377,977	0.7
Singapore	314,961	0.6
Ireland	289,817	0.6
Sweden	255,936	0.5
Mexico	248,938	0.5
Netherlands	200,086	0.4
France	118,402	0.2
Australia	7,082	0.0

Total	$52,456,327	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
British Pound 1/8/15	443,000	$690,357	$3,151
Canadian Dollar 1/8/15	794,000	683,551	18,464
Euro 1/8/15	184,000	222,630	6,477
Israeli Shekel 1/8/15	1,515,000	389,044	3,994
Mexican Peso 1/8/15	2,725,000	184,703	13,594
Norwegian Krone 1/8/15	2,163,000	290,391	26,904
Swedish Krona 1/8/15	1,520,000	195,115	9,230
Swiss Franc 1/8/15	422,500	425,111	11,506

		3,080,902	93,320

HSBC Securities (USA), Inc.:
British Pound 1/15/15	414,000	645,124	6,367
Euro 1/15/15	195,000	235,957	7,467

		881,081	13,834

RBC Capital Markets Corp.: Euro 1/29/15	95,000	114,971	2,877

Total		$4,076,954	$110,031

Schedule of Exchange-Traded Written Options – Calls

Description	Value

AbbVie, Inc. expires January 2015 9 contracts exercise price $72.50	$(40)
Accenture PLC – Class A (U.S. Shares) expires January 2015 7 contracts exercise price $90.00	(519)
Alliant Energy Corp. expires January 2015 10 contracts exercise price $65.00	(2,356)
Altera Corp. expires January 2015 17 contracts exercise price $40.00	(80)
Apple, Inc. expires January 2015 6 contracts exercise price $120.71	(76)
Comcast Corp. – Class A expires January 2015 11 contracts exercise price $57.50	(1,281)
Johnson & Johnson expires January 2015 6 contracts exercise price $110.00	(70)
Kansas City Southern expires January 2015 5 contracts exercise price $125.00	(782)
Medtronic, Inc. expires January 2015 9 contracts exercise price $77.50	(79)
Microsoft Corp. expires January 2015 14 contracts exercise price $50.00	(46)
Oracle Corp. expires January 2015 15 contracts exercise price $45.00	(752)
PepsiCo, Inc. expires January 2015 7 contracts exercise price $97.50	(103)
Pfizer, Inc. expires January 2015 20 contracts exercise price $33.00	(77)
Procter & Gamble Co. expires January 2015 7 contracts exercise price $95.00	(24)
Ralph Lauren Corp. expires January 2015 4 contracts exercise price $195.00	(231)
Stryker Corp. expires January 2015 7 contracts exercise price $97.50	(503)
Target Corp. expires January 2015 8 contracts exercise price $77.50	(453)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 15

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2014

Description	Value

Teva Pharmaceutical Industries, Ltd. (ADR) expires January 2015 11 contracts exercise price $60.00	$(413)
Union Pacific Corp. expires January 2015 5 contracts exercise price $125.00	(184)
Wells Fargo & Co. expires January 2015 12 contracts exercise price $57.50	(110)
Xilinx, Inc. expires January 2015 14 contracts exercise price $47.00	(40)

Total Exchange-Traded Written Options – Calls (premiums received $5,384)	$(8,219)

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Goldman Sachs International:
Anadarko Petroleum Corp. expires January 2015 4 contracts exercise price $65.00	$(35)
QUALCOMM, Inc. expires January 2015 4 contracts exercise price $65.00	(20)
Royal Dutch Shell PLC (ADR) expires January 2015 5 contracts exercise price $60.00	(30)
Schlumberger, Ltd. (U.S. Shares) expires January 2015 4 contracts exercise price $70.00	(29)

Total OTC Written Options – Puts (premiums received $987)	$(114)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 | DECEMBER 31, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Value Income Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$2,537,433	4.8%

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2014, is noted below.

Fund	Aggregate Value

Perkins Value Plus Income Fund	$2,307,081

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of December 31, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Perkins Value Plus Income Fund
FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20	4/29/13	$67,676	$69,131	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2014. The issuer incurs all registration costs.

Janus Investment Fund | 17

Notes to Schedule of Investments and Other Information (unaudited) (continued)

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2014. Unless otherwise indicated, all information in the table is for the period ended December 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 12/31/14	Gain/(Loss)	Income	at 12/31/14

Perkins Value Plus Income Fund
Janus Cash Liquidity Fund LLC	787,285	11,821,346	(12,336,631)	272,000	$–	$301	$272,000

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Value Plus Income Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$913,326	$–

Bank Loans and Mezzanine Loans	–	617,867	–

Common Stocks
Commercial Services & Supplies	531,138	255,170	–
Diversified Telecommunication Services	444,410	135,187	–
Food & Staples Retailing	1,264,652	244,113	–
Food Products	442,962	522,504	–
Machinery	–	224,095	–
Marine	–	289,817	–
Media	1,206,896	171,939	–
Tobacco	113,321	255,936	–
Transportation Infrastructure	–	304,868	–
All Other	24,224,299	–	–

Corporate Bonds	–	9,650,812	–

Mortgage-Backed Securities	–	3,599,173	–

Preferred Stocks	–	485,606	–

U.S. Treasury Notes/Bonds	–	6,286,236	–

Investment Companies	–	272,000	–

Total Investments in Securities	$28,227,678	$24,228,649	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$110,031	$–

Total Assets	$28,227,678	$24,338,680	$–

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$–	$8,333	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

18 | DECEMBER 31, 2014

Statement of Assets and Liabilities

As of December 31, 2014 (unaudited)	Perkins Value Plus Income Fund

Assets:
Investments at cost	$48,038,023
Unaffiliated investments at value	$52,184,327
Affiliated investments at value	272,000
Forward currency contracts	110,031
Closed foreign currency contracts	4,659
Non-interested Trustees’ deferred compensation	1,081
Receivables:
Investments sold	179,195
Fund shares sold	34,612
Dividends	49,785
Dividends from affiliates	7
Foreign dividend tax reclaim	6,212
Interest	138,662
Other assets	1,210
Total Assets	52,981,781
Liabilities:
Due to custodian	3,450
Closed foreign currency contracts	74
Options written, at value(1)	8,333
Payables:
Investments purchased	116,894
Fund shares repurchased	9,028
Dividends	5,231
Advisory fees	19,406
Fund administration fees	461
Transfer agent fees and expenses	7,932
12b-1 Distribution and shareholder servicing fees	8,011
Non-interested Trustees’ fees and expenses	354
Non-interested Trustees’ deferred compensation fees	1,081
Accrued expenses and other payables	57,135
Total Liabilities	237,390
Net Assets	$52,744,391

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 19

Statement of Assets and Liabilities  (continued)

As of December 31, 2014 (unaudited)	Perkins Value Plus Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$47,861,624
Undistributed net investment income/(loss)*	(245,679)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	602,663
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,525,783
Total Net Assets	$52,744,391
Net Assets - Class A Shares	$6,665,991
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	585,090
Net Asset Value Per Share(2)	$11.39
Maximum Offering Price Per Share(3)	$12.08
Net Assets - Class C Shares	$7,011,453
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	614,099
Net Asset Value Per Share(2)	$11.42
Net Assets - Class D Shares	$28,780,243
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,525,462
Net Asset Value Per Share	$11.40
Net Assets - Class I Shares	$3,954,225
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	346,714
Net Asset Value Per Share	$11.40
Net Assets - Class S Shares	$2,067,667
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	181,365
Net Asset Value Per Share	$11.40
Net Assets - Class T Shares	$4,264,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	374,076
Net Asset Value Per Share	$11.40

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Premiums received $6,371.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

20 | DECEMBER 31, 2014

Statement of Operations

Perkins Value Plus
For the period ended December 31, 2014 (unaudited)	Income Fund

Investment Income:
Interest	$384,299
Dividends	417,009
Dividends from affiliates	301
Other income	8,910
Foreign tax withheld	(3,199)
Total Investment Income	807,320
Expenses:
Advisory fees	170,763
12b-1 Distribution and shareholder servicing fees:
Class A Shares	8,276
Class C Shares	33,495
Class S Shares	3,492
Transfer agent administrative fees and expenses:
Class D Shares	17,824
Class S Shares	3,492
Class T Shares	6,639
Transfer agent networking and omnibus fees:
Class A Shares	1,710
Class C Shares	854
Class I Shares	760
Other transfer agent fees and expenses:
Class A Shares	399
Class C Shares	534
Class D Shares	4,342
Class I Shares	214
Class S Shares	11
Class T Shares	83
Shareholder reports expense	3,892
Registration fees	103,571
Custodian fees	4,949
Professional fees	24,588
Non-interested Trustees’ fees and expenses	515
Fund administration fees	2,846
Other expenses	19,090
Total Expenses	412,339
Less: Excess Expense Reimbursement	(136,599)
Net Expenses	275,740
Net Investment Income/(Loss)	531,580
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,521,202
Written options contracts	20,916
Total Net Realized Gain/(Loss) on Investments	2,542,118
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,062,414)
Written options contracts	389
Total Change in Unrealized Net Appreciation/Depreciation	(2,062,025)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,011,673

See Notes to Financial Statements.

Janus Investment Fund | 21

Statements of Changes in Net Assets

	Perkins Value Plus
	Income Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Operations:
Net investment income/(loss)	$531,580	$1,222,415
Net realized gain/(loss) on investments	2,542,118	3,871,812
Change in unrealized net appreciation/depreciation	(2,062,025)	2,787,822
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,011,673	7,882,049
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(91,661)	(158,389)
Class C Shares	(68,925)	(107,878)
Class D Shares	(429,096)	(732,744)
Class I Shares	(81,278)	(279,044)
Class S Shares	(32,290)	(114,609)
Class T Shares	(68,955)	(178,114)
Net Realized Gain from Investment Transactions*
Class A Shares	(531,013)	(333,609)
Class C Shares	(551,851)	(319,098)
Class D Shares	(2,296,570)	(1,386,346)
Class I Shares	(312,655)	(567,430)
Class S Shares	(163,955)	(245,920)
Class T Shares	(344,279)	(332,511)
Net Decrease from Dividends and Distributions to Shareholders	(4,972,528)	(4,755,692)
Capital Share Transactions:
Shares Sold
Class A Shares	142,651	366,960
Class C Shares	452,888	676,381
Class D Shares	2,511,397	10,196,885
Class I Shares	220,454	2,614,911
Class S Shares	1,163	112
Class T Shares	835,141	3,234,721
Reinvested Dividends and Distributions
Class A Shares	609,198	480,503
Class C Shares	615,359	419,392
Class D Shares	2,563,282	2,009,635
Class I Shares	385,292	836,110
Class S Shares	196,245	360,529
Class T Shares	411,094	509,392
Shares Repurchased
Class A Shares	(219,407)	(758,902)
Class C Shares	(86,617)	(361,448)
Class D Shares	(7,261,311)	(5,469,241)
Class I Shares	(7,106,182)	(2,926,425)
Class S Shares	(3,000,000)	–
Class T Shares	(5,643,450)	(900,258)
Net Increase/(Decrease) from Capital Share Transactions	(14,372,803)	11,289,257
Net Increase/(Decrease) in Net Assets	(18,333,658)	14,415,614
Net Assets:
Beginning of period	71,078,049	56,662,435
End of period	$52,744,391	$71,078,049

Undistributed Net Investment Income/(Loss)*	$(245,679)	$(5,054)

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

22 | DECEMBER 31, 2014

Financial Highlights

Class A Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2014	Income Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.26	$11.68	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.23(2)	0.30	0.31	0.29
Net gain/(loss) on investments (both realized and unrealized)	0.16	1.29	1.07	0.10	1.14
Total from Investment Operations	0.28	1.52	1.37	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.30)	(0.29)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(1.15)	(0.94)	(0.55)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.39	$12.26	$11.68	$10.86	$11.15
Total Return**	2.33%	13.61%	12.82%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$6,666	$6,603	$6,200	$5,057	$4,861
Average Net Assets for the Period (in thousands)	$6,530	$6,341	$5,545	$4,848	$3,951
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.47%	1.35%	1.36%	1.50%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.01%	1.01%	1.02%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.89%	1.94%	2.39%	2.83%	3.05%
Portfolio Turnover Rate	46%	95%	97%	100%	85%

Class C Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2014	Income Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.29	$11.71	$10.89	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.15(2)	0.21	0.27	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.17	1.28	1.08	0.09	1.14
Total from Investment Operations	0.24	1.43	1.29	0.36	1.36
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.21)	(0.21)	(0.25)	(0.17)
Distributions (from capital gains)*	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(1.11)	(0.85)	(0.47)	(0.62)	(0.21)
Net Asset Value, End of Period	$11.42	$12.29	$11.71	$10.89	$11.15
Total Return**	1.96%	12.78%	12.03%	3.55%	13.74%
Net Assets, End of Period (in thousands)	$7,011	$6,519	$5,485	$4,815	$4,128
Average Net Assets for the Period (in thousands)	$6,606	$6,035	$5,223	$4,453	$3,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.20%	2.04%	2.13%	1.87%	2.62%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.73%	1.72%	1.76%	1.38%	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	1.23%	1.64%	2.48%	2.27%
Portfolio Turnover Rate	46%	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 23

Financial Highlights  (continued)

Class D Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2014	Income Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.26	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.25(2)	0.31	0.32	0.29
Net gain/(loss) on investments (both realized and unrealized)	0.18	1.28	1.08	0.10	1.16
Total from Investment Operations	0.30	1.53	1.39	0.42	1.45
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.32)	(0.30)	(0.34)	(0.26)
Distributions (from capital gains)*	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(1.16)	(0.96)	(0.56)	(0.71)	(0.30)
Net Asset Value, End of Period	$11.40	$12.26	$11.69	$10.86	$11.15
Total Return**	2.50%	13.68%	13.02%	4.08%	14.62%
Net Assets, End of Period (in thousands)	$28,780	$33,071	$24,811	$19,581	$12,627
Average Net Assets for the Period (in thousands)	$29,307	$27,575	$22,457	$16,050	$7,656
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.32%	1.15%	1.24%	1.41%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.85%	0.91%	0.91%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.04%	2.10%	2.50%	2.97%	3.33%
Portfolio Turnover Rate	46%	95%	97%	100%	85%

Class I Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2014	Income Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.28	$11.70	$10.87	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.27(2)	0.33	0.33	0.30
Net gain/(loss) on investments (both realized and unrealized)	0.16	1.28	1.07	0.11	1.15
Total from Investment Operations	0.29	1.55	1.40	0.44	1.45
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.33)	(0.31)	(0.35)	(0.26)
Distributions (from capital gains)*	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(1.17)	(0.97)	(0.57)	(0.72)	(0.30)
Net Asset Value, End of Period	$11.40	$12.28	$11.70	$10.87	$11.15
Total Return**	2.38%	13.92%	13.16%	4.25%	14.66%
Net Assets, End of Period (in thousands)	$3,954	$10,794	$9,903	$9,227	$7,860
Average Net Assets for the Period (in thousands)	$5,721	$9,694	$9,764	$8,365	$6,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.23%	1.02%	1.10%	1.25%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.71%	0.76%	0.77%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.04%	2.23%	2.63%	3.09%	3.27%
Portfolio Turnover Rate	46%	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24 | DECEMBER 31, 2014

Class S Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2014	Income Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.26	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(2)	0.22(2)	0.28	0.29	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.17	1.28	1.08	0.09	1.14
Total from Investment Operations	0.27	1.50	1.36	0.38	1.41
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.29)	(0.27)	(0.30)	(0.22)
Distributions (from capital gains)*	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(1.13)	(0.93)	(0.53)	(0.67)	(0.26)
Net Asset Value, End of Period	$11.40	$12.26	$11.69	$10.86	$11.15
Total Return**	2.29%	13.42%	12.79%	3.74%	14.24%
Net Assets, End of Period (in thousands)	$2,068	$5,054	$4,453	$3,950	$3,808
Average Net Assets for the Period (in thousands)	$2,760	$4,725	$4,258	$3,784	$3,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.66%	1.50%	1.59%	1.73%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.09%	1.15%	1.21%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.58%	1.87%	2.25%	2.64%	2.75%
Portfolio Turnover Rate	46%	95%	97%	100%	85%

Class T Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2014	Income Fund
(unaudited) and each year or period ended June 30	2014	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.27	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.25(2)	0.31	0.32	0.29
Net gain/(loss) on investments (both realized and unrealized)	0.17	1.28	1.08	0.09	1.14
Total from Investment Operations	0.28	1.53	1.39	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.31)	(0.30)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(1.15)	(0.95)	(0.56)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.40	$12.27	$11.69	$10.86	$11.15
Total Return**	2.35%	13.75%	13.01%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$4,265	$9,037	$5,810	$4,919	$5,030
Average Net Assets for the Period (in thousands)	$5,245	$6,739	$5,470	$4,702	$4,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.41%	1.25%	1.33%	1.48%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.87%	0.92%	0.97%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.85%	2.08%	2.48%	2.87%	3.08%
Portfolio Turnover Rate	46%	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 25

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity and fixed-income securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or

26 | DECEMBER 31, 2014

evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 1
Fund	to Level 2

Perkins Value Plus Income Fund	$3,386,495

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current

28 | DECEMBER 31, 2014

period and no factor was applied at the end of the prior fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2014 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investments and foreign currency transactions” on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward contracts during the period ended December 31, 2014.

Fund	Sold

Perkins Value Plus Income Fund	$3,050,338

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC

30 | DECEMBER 31, 2014

expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written call and put options during the period ended December 31, 2014.

	Written Call	Written Put
Fund	Options	Options

Perkins Value Plus Income Fund	$7,481	$33

Written option activity for the period ended December 31, 2014 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2014	102	$3,066
Options written	1,199	33,835
Options closed	(81)	(2,451)
Options expired	(840)	(22,262)
Options exercised	(176)	(6,804)

Options outstanding at December 31, 2014	204	$5,384

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2014	–	$–
Options written	35	2,051
Options closed	–	–
Options expired	(18)	(1,064)
Options exercised	–	–

Options outstanding at December 31, 2014	17	$987

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2014.

Fair Value of Derivative Instruments as of December 31, 2014

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Currency Contracts	Forward currency contracts	$110,031
Equity Contracts			Options written, at value	$8,333

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2014

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions	Written options contracts	Total

Perkins Value Plus Income Fund
Currency Contracts	$172,659	$–	$172,659
Equity Contracts	–	20,916	20,916

Total	$172,659	$20,916	$193,575

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Written options contracts	Total

Perkins Value Plus Income Fund
Currency Contracts	$140,199	$–	$140,199
Equity Contracts	–	389	389

Total	$140,199	$389	$140,588

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

During the recent global financial crisis, a number of countries in the European Union (“EU”) experienced severe economic and financial difficulties. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other

32 | DECEMBER 31, 2014

weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets.

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

34 | DECEMBER 31, 2014

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$93,320	$–	$–	$93,320
HSBC Securities (USA), Inc.	13,834	–	–	13,834
RBC Capital Markets Corp.	2,877	–	–	2,877

Total	$110,031	$–	$–	$110,031

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs International	$114	$–	$–	$114

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further

Janus Investment Fund | 35

Notes to Financial Statements (unaudited) (continued)

loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Perkins Value Plus Income Fund	All Asset Levels	0.60

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Perkins Value Plus Income Fund	0.68

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to

36 | DECEMBER 31, 2014

investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $263,617 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2014 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/

Janus Investment Fund | 37

Notes to Financial Statements (unaudited) (continued)

(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $133,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2014.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2014 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Value Plus Income Fund	$999

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2014.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2014.

As of December 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Perkins Value Plus Income Fund - Class A Shares	78%	10%
Perkins Value Plus Income Fund - Class C Shares	72	10
Perkins Value Plus Income Fund - Class D Shares	-	-
Perkins Value Plus Income Fund - Class I Shares	-	-
Perkins Value Plus Income Fund - Class S Shares	100	4
Perkins Value Plus Income Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s), may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

38 | DECEMBER 31, 2014

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Perkins Value Plus Income Fund	$48,103,734	$5,418,218	$(1,065,625)	$4,352,593

6.	Capital Share Transactions

	Perkins Value Plus
	Income Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	11,702	30,571
Reinvested dividends and distributions	52,933	41,380
Shares repurchased	(18,051)	(64,110)
Net Increase/(Decrease) in Fund Shares	46,584	7,841
Shares Outstanding, Beginning of Period	538,506	530,665
Shares Outstanding, End of Period	585,090	538,506
Transactions in Fund Shares – Class C Shares:
Shares sold	37,247	56,341
Reinvested dividends and distributions	53,478	36,146
Shares repurchased	(7,276)	(30,356)
Net Increase/(Decrease) in Fund Shares	83,449	62,131
Shares Outstanding, Beginning of Period	530,650	468,519
Shares Outstanding, End of Period	614,099	530,650
Transactions in Fund Shares – Class D Shares:
Shares sold	205,798	859,867
Reinvested dividends and distributions	222,573	172,745
Shares repurchased	(599,291)	(459,110)
Net Increase/(Decrease) in Fund Shares	(170,920)	573,502
Shares Outstanding, Beginning of Period	2,696,382	2,122,880
Shares Outstanding, End of Period	2,525,462	2,696,382
Transactions in Fund Shares – Class I Shares:
Shares sold	18,060	214,485
Reinvested dividends and distributions	33,337	71,868
Shares repurchased	(583,962)	(253,647)
Net Increase/(Decrease) in Fund Shares	(532,565)	32,706
Shares Outstanding, Beginning of Period	879,279	846,573
Shares Outstanding, End of Period	346,714	879,279
Transactions in Fund Shares – Class S Shares:
Shares sold	95	9
Reinvested dividends and distributions	17,022	31,050
Shares repurchased	(247,934)	–
Net Increase/(Decrease) in Fund Shares	(230,817)	31,059
Shares Outstanding, Beginning of Period	412,182	381,123
Shares Outstanding, End of Period	181,365	412,182

Janus Investment Fund | 39

Notes to Financial Statements (unaudited) (continued)

	Perkins Value Plus
	Income Fund
For the period ended December 31 (unaudited) and the year ended June 30	2014	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	68,918	271,504
Reinvested dividends and distributions	35,656	43,779
Shares repurchased	(467,120)	(75,650)
Net Increase/(Decrease) in Fund Shares	(362,546)	239,633
Shares Outstanding, Beginning of Period	736,622	496,989
Shares Outstanding, End of Period	374,076	736,622

7.	Purchases and Sales of Investment Securities

For the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Value Plus Income Fund	$16,076,146	$28,152,634	$9,849,921	$14,608,040

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40 | DECEMBER 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

42 | DECEMBER 31, 2014

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

44 | DECEMBER 31, 2014

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

46 | DECEMBER 31, 2014

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

48 | DECEMBER 31, 2014

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 49

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

50 | DECEMBER 31, 2014

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 51

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2014. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

52 | DECEMBER 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Investment Fund | 53

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 55

Notes

56 | DECEMBER 31, 2014

Notes

Janus Investment Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0215-81505	125-24-93035 02-15

Item 2	—	Code of Ethics
     Not applicable to semiannual reports.

Item 3	—	Audit Committee Financial Expert
     Not applicable to semiannual reports.

Item 4	—	Principal Accountant Fees and Services
     Not applicable to semiannual reports.

Item 5	—	Audit Committee of Listed Registrants
     Not applicable.

Item 6	—	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7	—	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable to this Registrant.

Item 8	—	Portfolio Managers of Closed-End Management Investment Companies
     Not applicable to this Registrant.

Item 9	—	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable to this Registrant.

Item 10	—	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11	—	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12	—	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund
By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: February 27, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: February 27, 2015

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)
Date: February 27, 2015